Due to size constraints, this filing is being made in 5 related submissions. This submission is the first of the 5 related submissions.

As filed with the Securities and Exchange Commission on April 20, 2017
Commission File Nos. 333-70472
811-08664

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 115	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 588	[X]

JACKSON NATIONAL SEPARATE ACCOUNT - I
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Andrew J. Bowden, Esq., Senior Vice President, General Counsel and Secretary
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank J. Julian, Esq., Assistant Vice President, Legal
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 24, 2017 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Fixed and Variable Deferred Annuity contracts

PERSPECTIVE II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale before April 30, 2012)

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account – I

The date of this prospectus is April 24, 2017 . This prospectus states the information about the separate account, the Contract, and Jackson National Life Insurance Company (“Jackson®”) you should know before investing. This prospectus is a disclosure document and describes all of the Contract’s material features, benefits, rights, and obligations. The description of the Contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus, in accordance with the Contract, those changes will be described in a supplemented prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Contract and endorsements, which may reflect additional non-material state variations or other non-material variations. This information is meant to help you decide if the Contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about the separate account can be found in the statement of additional information (“SAI”) dated April 24, 2017 that is available upon request without charge. To obtain a copy, contact us at our:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing a Contract, as we reserve the right to prospectively restrict availability of the optional features. The Contract is available through other Broker Dealers with optional withdrawal charge schedules and optional features not available under this version. Broker-dealers selling the Contracts may limit the availability of an optional feature. Ask your representative about what optional features are or are not offered. If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse initial and any or all subsequent Premium payments. Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate. Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Expenses for a Contract with a Contract Enhancement will be higher than those for a Contract without a Contract Enhancement, and in some cases the amount of a Contract Enhancement may be more than offset by those expenses.

We offer other variable annuity products with different product features, benefits and charges. In some states, you may purchase the Contract through an automated electronic transmission/order ticket verification procedure. Ask your representative about availability and the details.

The SAI is incorporated by reference into this prospectus, and its table of contents appear on page 361. The prospectus and SAI are part of the registration statement that we filed with the Securities and Exchange Commission (“SEC”) about this securities offering. The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Contract makes available for investment variable and fixed options. The fixed options will have limited availability if you elect a Contract Enhancement. The variable options are Investment Divisions of the Separate Account, each of which invests in one of the following Funds – all class A shares:

JNL Series Trust

JNL/American Funds Balanced Fund (formerly, JNL/Capital Guardian Global Balanced Fund)
JNL/American Funds® Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Alt 65 Fund*
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)
JNL/AQR Managed Futures Strategy Fund*
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/BlackRock Natural Resources Fund
JNL/Brookfield Global Infrastructure and MLP Fund
JNL/Causeway International Value Select Fund
JNL/Crescent High Income Fund
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund)
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund*
JNL/Invesco China-India Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund*
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund

JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Bond Index Fund
JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund)
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund*
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund)
JNL/WMC Value Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P Mid 3 Fund
JNL/S&P 4 Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund
JNL Disciplined Growth Fund

JNL Variable Fund LLC

JNL/Mellon Capital DowSM Index Fund
JNL/Mellon Capital Global 30 Fund
JNL/Mellon Capital Nasdaq® 100 Fund
JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital JNL 5 Fund
JNL/Mellon Capital Communications Sector Fund*
JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital Technology Sector Fund

Jackson Variable Series Trust

JNL/DoubleLine® Total Return Fund

JNL/PIMCO Credit Income Fund
JNL/T. Rowe Price Capital Appreciation Fund

*Effective August 29, 2011, the Investment Divisions of the Separate Account investing in the JNL Alt 65 Fund; JNL/Goldman Sachs Emerging Markets Debt Fund; JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund (the JNL/AQR Managed Futures Strategy Fund effective April 27, 2015); and JNL/Red Rocks Listed Private Equity Fund stopped accepting any additional allocations or transfers. Effective September 15, 2014, the Investment Division investing in the JNL/Mellon Capital Communications Sector Fund stopped accepting any additional allocations or transfers, but the Fund is available as an underlying Fund for a Fund of Funds. Please see “Investment Divisions” on page 26 for more information.

Underscored are the Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical. The Funds are not the same mutual funds that you would buy directly from a retail mutual fund company or through your stockbroker. The summary prospectuses for the Funds are attached to this prospectus.

In addition, the following Previously Offered Funds merged into the corresponding Currently Offered Funds effective April 24, 2017 :

Previously Offered Funds	Currently Offered Funds
JNL/Morgan Stanley Mid Cap Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Mellon Capital S&P® 24 Fund	JNL/Mellon Capital JNL 5 Fund

If you have Contract Value that was transferred to an Investment Division investing in a Currently Offered Fund as a result of a merger, you may transfer all or a portion of your Contract Value out of such Investment Division into the other investment options available under your Contract. If the transfer is completed within 60 days following April 24, 2017 , the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge	55
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”) Charge	56
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”) Charge	57
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”) Charge	58
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge	59
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge	60
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge	61
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge	62
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge	62
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge	63
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”) Charge	64
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”) Charge	65
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up And Transfer Of Assets (“Jackson Select”) Charge	66
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up And Transfer Of Assets (“Jackson Select With Joint Option”) Charge	67
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up And Transfer Of Assets (“Jackson Select Protector GMWB”) Charge	68
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge	69
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”) Charge	70
5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”) Charge	71
4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”) Charge	72
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge.	74
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge	75
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge	77
Death Benefit Charges	77
Three-Year Withdrawal Charge Period	80
Five-Year Withdrawal Charge Period	80
20% Additional Free Withdrawal Charge	80
Commutation Fee	80
Other Expenses	81
Premium Taxes	81
Income Taxes	81

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”)	164
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”)	174
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”)	185
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”)	194
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”)	203
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”)	215
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up And Transfer Of Assets (“Jackson Select”)	228
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up And Transfer Of Assets (“Jackson Select With Joint Option”)	240
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer Of Assets (“Jackson Select Protector GMWB”)	253
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”)	263
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”)	275
5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”)	288
4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”)	294
Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”).	300
LifeGuard Freedom Flex GMWB	302
LifeGuard Freedom Flex with Joint Option GMWB	313
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)	324
Systematic Withdrawal Program	330
Suspension of Withdrawals or Transfers	330
INCOME PAYMENTS (THE INCOME PHASE)	331
Variable Income Payments	331
Income Options	332
FutureGuard Guaranteed Minimum Income Benefit	332
FutureGuard 6 Guaranteed Minimum Income Benefit	335
DEATH BENEFIT	338
Basic Death Benefit	338
Earnings Protection Benefit (“EarningsMax”)	338
Optional Death Benefits	339
5% Roll-up Death Benefit	340
6% Roll-up Death Benefit	341
Highest Quarterly Anniversary Value Death Benefit	342
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit	343
Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit	344

APPENDIX C (Financial Institution Support)	C-1
APPENDIX D (GMAB Prospectus Examples)	D-1
APPENDIX E (GMWB Prospectus Examples)	E-1
APPENDIX F (GMWB Prospectus Examples for LifeGuard Freedom Flex GMWB, LifeGuard Freedom Flex With Joint Option GMWB, Jackson Select, Jackson Select With Joint Option and Jackson Select Protector GMWB)	F-1
APPENDIX G (Transfer of Assets Methodology)	G-1
APPENDIX H (GMWB Prospectus Examples for LifeGuard Freedom 6 Net GMWB, LifeGuard Freedom 6 Net With Joint Option GMWB, and MarketGuard Stretch GMWB)	H-1
APPENDIX I (FutureGuard 6 GMIB Prospectus Examples)	I-1
APPENDIX J (Historical Charges for Guaranteed Minimum Withdrawal Benefits (GMWBS))	J-1
APPENDIX K (Accumulation Unit Values)	K-1

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning. In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint Annuitants. Any reference to the Annuitant includes any joint Annuitant.

Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner's death. The Contract allows for the naming of multiple Beneficiaries.

Business Day – each day that the New York Stock Exchange is open for business.

Completed Year – the succeeding twelve months from the date on which we receive a Premium payment. Completed Years specify the years from the date of receipt of the Premium and does not refer to Contract Years. If the Premium receipt date is on the Issue Date of the Contract then Completed Year 0-1 does not include the first Contract Anniversary. The first Contract Anniversary begins Completed Year 1-2 and each successive Completed Year begins with the Contract Anniversary of the preceding Contract Year and ends the day before the next Contract Anniversary.

If the Premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years. For example, if the Issue Date is January 15, 2018 and a Premium payment is received on February 28, 2018 then, although the first Contract Anniversary is January 15, 2019, Completed Year 0-1 for that Premium payment would begin on February 28, 2018 and end on February 27, 2019. Completed Year 1-2 for that Premium payment would begin on February 28, 2019 .

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract's Issue Date.

Contract Enhancement – a credit that we will make to your Contract Value at the end of any Business Day in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement) during which we receive a Premium payment. The Contract Enhancement endorsements available are the 2% Contract Enhancement endorsement, 3% Contract Enhancement endorsement, 4% Contract Enhancement endorsement, or 5% Contract Enhancement endorsement. The actual Contract Enhancement percentage applied to the Premium payment varies, depending upon which Contract Enhancement you have elected and the Contract Year in which you make your payment.

Contract Month – the period of time between consecutive monthly anniversaries of the Contract's Issue Date.

Contract Monthly Anniversary – each one-month anniversary of the Contract's Issue Date.

Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract's Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract's Issue Date.

Contract Value – the sum of the allocations between the Contract's Investment Divisions, Fixed Account and Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.

Contract Year – the succeeding twelve months from a Contract's Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract's Issue Date and extends to, but does not include, the first Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 2018, then the end of Contract Year 0-1 would be January 14, 2019, and January 15, 2019, which is the first Contract Anniversary, begins Contract Year 1-2.

Earnings Protection Benefit – an optional benefit available at issue that may increase the amount of the death benefit payable at death.

Excess Interest Adjustment – an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the period.

Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period. The Fixed Account consists of Fixed Account Options and the Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account.

Fixed Account Contract Value – the sum of the allocations between the Contract's Fixed Account Options and the Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account.

Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.

Fund – a registered management investment company in which an Investment Division of the Separate Account invests.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account and the GMWB Fixed Account, which are available to our creditors.

Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account – part of our Fixed Account within the General Account to which, if you elected the GMAB, a certain percentage of Contract Value is required to be allocated for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period. The Contract Value allocated to the GMAB Fixed Account will earn a stated rate of return over the Guarantee Period subject to certain possible adjustments.

Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account – part of our General Account to and from which, if you elect a GMWB containing a Transfer of Assets provision (the LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB, Jackson Select with Joint Option GMWB and Jackson Select Protector GMWB contain a Transfer of Assets provision), automatic transfers of your Contract Value may be required according to non-discretionary formulas. The Contract Value allocated to the GMWB Fixed Account will earn a stated rate of return over a specified period.

GMWB Fixed Account Contract Value – the sum of the allocations to the Contract's GMWB Fixed Account.

Income Date – the date on which you begin receiving annuity payments.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract's value, each of which exclusively invests in a different available Fund. The Investment Divisions are called variable because the return on investment is not guaranteed.

Issue Date – the date your Contract is issued.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company. (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Latest Income Date – the Contract Anniversary on or next following the date on which the Owner attains age 95 under a non-qualified contract, or such earlier date as required by the applicable qualified plan, law or regulation.

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint Owners. (We do not capitalize “you” or

“your” in the prospectus.) Any reference to the Owner includes any joint Owner.

Premium(s) – considerations paid into the Contract by or on behalf of the Owner. The maximum aggregate Premium payments you may make without prior approval is $1 million. This maximum amount is subject to further limitations at any time on both initial and subsequent Premium payments.

Remaining Premium – the total Premium paid reduced by withdrawals that incur withdrawal charges, and withdrawals of Premiums that are no longer subject to withdrawal charges.

Required Minimum Distributions (RMDs) – f or certain qualified contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only. This definition excludes any withdrawal necessary to satisfy the minimum distribution requirements of the Internal Revenue Code if the Contract is purchased with contributions from a nontaxable transfer after the death of the owner of a qualified contract. Different rules apply for the MarketGuard Stretch GMWB as described in the “MarketGuard Stretch GMWB” section.

Separate Account – Jackson National Separate Account – I. The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

Separate Account Contract Value – the sum of the allocations between the Contract's Investment Divisions.

KEY FACTS
The immediately following two sections briefly introduce the Contract (and its benefits and features) and its costs; however, please carefully read the whole prospectus and any related documents before purchasing the Contract to be sure that it will meet your needs.

Allocation Options
The Contract makes available Investment Divisions and a Fixed Account for allocation of your Premium payments and Contract Value. In addition, if you elect a GMWB containing a Transfer of Assets provision, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account. For more information about the fixed accounts, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. For more information about the Investment Divisions, please see “INVESTMENT DIVISIONS” beginning on page 26.

Investment Purpose
The Contract is intended to help you save for retirement or another long-term investment purpose. The Contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan. Qualified plans confer their own tax deferral. For more information, please see “TAXES” beginning on page 355.

Free Look
If you change your mind about having purchased the Contract, you may return it without penalty. There are conditions and limitations, including time limitations, depending on where you live. For more information, please see “Free Look” beginning on page 360. In some states, we are required to hold the Premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the Premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Purchases
There are minimum and maximum Premium requirements. The Contract also has two Premium protection options, namely the Capital Protection Program and the Guaranteed Minimum Accumulation Benefit (GMAB), respectively. If the GMAB is elected, no Premium will be accepted more than 90 days after the Issue Date of the Contract while the GMAB is in effect. For more information about both options, please see “PURCHASES” beginning on page 83.

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers. The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections. The representative assisting you will advise you whether an optional benefit is available and of any variations. Optional endorsement provisions may vary depending on when you purchased your Contract or elected your endorsement. Please refer to your Contract endorsements for the provisions that apply to you.

Withdrawals
Before the Income Date, there are a number of ways to access your Contract Value, generally subject to a charge or adjustment, particularly during the early Contract Years. There are also a number of optional withdrawal benefits available. The Contract has a free withdrawal provision and waives the charges and adjustments in the event of some unforeseen emergencies. For more information, please see “ACCESS TO YOUR MONEY” beginning on page 95.

Income Payments	There are a number of income options available, including an optional, guaranteed minimum income benefit. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 331.

Death Benefit
The Contract has a death benefit that becomes payable if you die before the Income Date. There are also a number of optional death benefits available. For more information, please see “DEATH BENEFIT” beginning on page 338.

Contract Charges
Various charges apply under the Contract as summarized in the “FEES AND EXPENSES TABLES” below. If the Contract Value is insufficient to pay the charges under the Contract, the Contract will terminate without value, unless you are eligible for continued payments under a Guaranteed Minimum Withdrawal Benefit.

FEES AND EXPENSES TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering the Contract. The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract or transfer cash value between investment options. Fees and expenses also may apply after the Income Date. For more information, please see “Commutation Fee” on page 80, and “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 331.

Owner Transaction Expenses

Front-end Sales Load	None

Maximum Withdrawal Charge [1]
Percentage of Premium withdrawn, if applicable	8.5%

Maximum Contract Enhancement Recapture Charge [2]
Percentage of the corresponding Premiums withdrawn with a Contract Enhancement	4.5%

Maximum Premium Taxes [3]
Percentage of each Premium	3.5%

Transfer Charge [4]
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge [5]	$22.50

[1]
The withdrawal charge is a schedule lasting seven Completed Years following each Premium as shown in the table below, and there are two optional withdrawal charge schedules (that are shorter) available (state variations may apply), also shown in the table below:

Withdrawal Charge (as a percentage of Premium payments)
Completed Years Since Receipt Of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Base Schedule	8.5%	7.5%	6.5%	5.5%	5%	4%	2%	0
Five-year Schedule	8%	7%	6%	4%	2%	0	0	0
Three-year Schedule	7.5%	6.5%	5%	0	0	0	0	0

For Contracts purchased before October 11, 2010
Withdrawal Charge (as a percentage of Premium payments)
Completed Years Since Receipt Of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Base Schedule	8.5%	8%	7%	6%	5%	4%	2%	0

For more information on withdrawal charges, please see “Withdrawal Charge” under “Contract Charges” beginning on page 44.

[2]	For more information about recapture charges, please see “Contract Enhancement Recapture Charge” under “Contract Charges”, beginning on page 46.

[3]	Premium taxes generally range from 0 to 3.5% and vary by state.

[4]	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

[5]	For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge [6]	$35

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions

Mortality And Expense Risk Charge [7]	1.10%

Administration Charge [8]	0.15%

Total Separate Account Annual Expenses for Base Contract	1.25%

Optional Endorsements - A variety of optional endorsements to the Contract are available. The optional endorsements listed below include endorsements and applicable charges for endorsements that were previously sold but are not currently available to be added to a Contract. Please see the footnotes for additional information on the various optional endorsement charges.

The following optional endorsement charges are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of the value of the Accumulation Units. You may select one from each grouping below[9]:

Earnings Protection Benefit Maximum Annual Charge (“EarningsMax®”) [10]	0.45%

5% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012) [11]	0.695%
4% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012) [11]	0.56%
3% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012) [11]	0.42%
2% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012) [12]	0.395%

Five-year Withdrawal Schedule Maximum Annual Charge	0.30%
Three-year Withdrawal Schedule Maximum Annual Charge (no longer offered as of May 1, 2006)	0.45%

20% Additional Free Withdrawal Maximum Annual Charge	0.30%

The following optional death benefit endorsement charges are based on either average daily Contract Value in the Investment Divisions (deducted daily as part of the calculation of the value of the Accumulation Units) or on a benefit base and are indicated as such. Please see the footnotes for additional information on the various optional death benefit endorsement charges. You may select one of the available benefits listed below[9]:

Average Daily Contract Value in Investment Divisions Based Charges

4% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2007) [13]	0.50%
Highest Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of October 6, 2008) [14]	0.40%
Combination 5% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of October 6, 2008) [15]	0.80%
Combination 4% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2007) [16]	0.60%

Benefit Based Charges

5% Roll-up Death Benefit Maximum Annual Charge [17]	1.20%
6% Roll-up Death Benefit Maximum Annual Charge [18]	1.60%
Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge [19]	0.60%
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge [20]	1.40%
Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge [21]	1.80%
LifeGuard Freedom DBSM Maximum Annual Charge (no longer offered as of September 28, 2009) [22]	0.60%
LifeGuard Freedom 6 DBSM Maximum Annual Charge (no longer offered as of October 11, 2010)(only available if the LifeGuard Freedom 6® GMWB is also selected) [23]	0.60%
LifeGuard Freedom Flex DBSM Maximum Annual Charge (only available with a specified combination of Options for the LifeGuard Freedom Flex® GMWB) [24]	0.72%

The following optional endorsement charges are benefit based. Please see the footnotes for additional information on the various optional endorsement charges. You may select one of the available benefits listed below[9]:

Guaranteed Minimum Income Benefit (GMIB) Maximum Annual Charge (“FutureGuardSM”)(no longer offered as of December 3, 2007) [25]	0.60%
GMIB Maximum Annual Charge (“FutureGuard 6SM”)(no longer offered as of April 6, 2009) [26]	0.87%
Guaranteed Minimum Accumulation Benefit (“GMAB”) Maximum Annual Charge (no longer offered as of May 1, 2011) [27]	1.02%
7% Guaranteed Minimum Withdrawal Benefit (GMWB) Maximum Annual Charge (no longer offered as of March 31, 2008)(“SafeGuard 7 Plus®”) [28]	0.75%
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (“SafeGuard Max®”) (no longer offered as of April 29, 2013) [29]	1.20%
5% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 5SM”, formerly “AutoGuard®”) [30]	1.74%
6% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 6SM”) (no longer offered as of April 29, 2013) [31]	2.04%
5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of October 6, 2008) (“MarketGuard 5®”) [32]	0.51%
5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector®”) [33]	1.47%
5% for Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AdvantageSM”, formerly “LifeGuard Protector AdvantageSM”) [34]	1.50%
5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector Plus®”) [35]	1.47%
Joint 5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector® with Joint Option”) [36]	1.62%
Joint 5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector Plus® with Joint Option”) [37]	1.71%
For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AscentSM”) [38]	1.50%
Joint For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AscentSM With Joint Option”) [39]	1.71%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard Freedom® GMWB”) [40]	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009)(“LifeGuard Freedom® GMWB With Joint Option”) [41]	1.86%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010)(“LifeGuard Freedom 6® GMWB”) [42]	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010)(“LifeGuard Freedom 6® GMWB With Joint Option”) [43]	1.86%
For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“LifeGuard SelectSM”) [44]	1.50%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“LifeGuard SelectSM With Joint Option”) [45]	1.86%

For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Maximum Annual Charge (“Jackson SelectSM”) (no longer offered as of May 1, 2011)[46]	2.04%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Maximum Annual Charge (“Jackson SelectSM With Joint Option”) (no longer offered as of May 1, 2011)[47]	2.64%
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Charge (“Jackson Select Protector® GMWB”) (no longer offered as of April 29, 2013) [48]	2.34%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net®”)[49]	3.00%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net”) with Optional Income Upgrade Table (no longer offered as of September 15, 2014)	3.00%
Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net® With Joint Option”) [50]	3.00%
Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net With Joint Option”) with Optional Income Upgrade Table (no longer offered as of October 15, 2012)	3.00%
5% for Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006)(“LifeGuard 5®")[51]	1.32%
4% for Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006)(“LifeGuard 4®") [52]	0.87%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex® GMWB”) [53]	3.00%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex GMWB”) with Optional Income Upgrade Table (no longer offered as of September 15. 2014)	3.00%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex® With Joint Option GMWB”) [54]	3.00%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex With Joint Option GMWB”) with Optional Income Upgrade Table (no longer offered as of October 15, 2012)	3.00%
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard StretchSM GMWB”) [55]	2.22%

[6]
This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from allocations to the Investment Divisions, the Fixed Account and the GMWB Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

[7]	This charge is 1.00% on Contracts issued before May 3, 2004.

[8]
For Contracts purchased on or after September 28, 2009, this charge is waived if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million. If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, the Administration Charge will be reinstated as of that date.

For Contracts purchased before September 28, 2009, this charge is waived on initial Premiums of $1 million or more, but we may reverse the waiver and reinstate the Administrative Charge if your withdrawals during the first year of the Contract cause the Contract Value to drop below $1 million.

[9]
Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled. The 5%, 4% and 3% Contract Enhancements and the Three-year Withdrawal Schedule are not available if you select the 20% Additional Free Withdrawal endorsement and vice versa. Also, you may not select both a Guaranteed Minimum Income Benefit and any Guaranteed Minimum Withdrawal Benefits. In addition, the Guaranteed Minimum Accumulation Benefit may not be selected in combination with any Contract Enhancement, any Guaranteed Minimum Income Benefit or any Guaranteed Minimum Withdrawal Benefits.

[10]	The current charge is 0.30%.

[11]
This charge lasts for the first seven Contract Years. While this charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions, this charge will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals). For more information, please see “Contract Enhancement Charge” under “Contract Charges”, beginning on page 46.

[12]
This charge lasts for the first five Contract Years. While this charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions, this charge will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals). For more information, please see “Contract Enhancement Charge” under “Contract Charges”, beginning on page 46.

[13]	The current charge is 0.30%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

[14]
The current charge is 0.25%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “Maximum Anniversary Value Death Benefit Endorsement,” and the charge may be less.

[15]
The current charge is 0.55%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “Combination Death Benefit Endorsement,” and the charge may be less.

[16]	The current charge is 0.40%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

[17]	The current annual charge is 0.60% of the GMDB Benefit Base (0.15% each Contract Quarter), subject to a maximum annual charge of 1.20% of the GMDB Benefit Base (as used in the Table).

For Contracts purchased before October 6, 2008, the charge is 0.45%, on an annual basis, of the average daily Contract Value in the Investment Divisions.

For more information about the charge for this endorsement, please see “5% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 77. For more information about how the endorsement works, including how the GMDB Benefit Base is calculated, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 340.

[18]	The current annual charge is 0.80% of the GMDB Benefit Base (0.20% each Contract Quarter), subject to a maximum annual charge of 1.60% of the GMDB Benefit Base (as used in the Table).

For more information about the charge for this endorsement, please see “6% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 78. For more information about how the endorsement works, including how the GMDB Benefit Base is calculated, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 341.

[19]	The current annual charge is 0.30% of the GMDB Benefit Base (0.075% each Contract Quarter), subject to a maximum annual charge of 0.60% of the GMDB Benefit Base (as used in the Table).

For more information about the charge for this endorsement, please see “Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 78. For more information about how the endorsement works, including how the GMDB Benefit Base is calculated, please see “Highest Quarterly Anniversary Value Death Benefit" under “Optional Death Benefits”, beginning on page 342.

[20]	The current annual charge is 0.70% of the GMDB Benefit Base (0.175% each Contract Quarter), subject to a maximum annual charge of 1.40% of the GMDB Benefit Base (as used in the Table).

For more information about the charge for this endorsement, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 78. For more information about how the endorsement works, including how the GMDB Benefit Base is calculated, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 343.

[21]	The current annual charge is 0.90% of the GMDB Benefit Base (0.225% each Contract Quarter), subject to a maximum annual charge of 1.80% of the GMDB Benefit Base (as used in the Table).

For more information about the charge for this endorsement, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 78. For more information about how the endorsement works, including how the GMDB Benefit Base is calculated, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 344.

[22]	The current and maximum annual charge is 0.60% of the GMWB Death Benefit (0.15% each Contract Quarter).

For more information about the charge for the LifeGuard Freedom DB, please see “LifeGuard Freedom DB” under “Death Benefit Charges”, beginning on page 78. For more information about how this optional death benefit endorsement works, including how the GMWB Death Benefit is calculated, please see “LifeGuard Freedom DB” under “Optional Death Benefits”, beginning on page 346.

[23]	The current and maximum annual charge is 0.60% of the GMWB Death Benefit (0.15% each Contract Quarter).

For more information about the charge for the LifeGuard Freedom 6 DB, please see “LifeGuard Freedom 6 DB” under “Death Benefit Charges”, beginning on page 79. For more information about how the LifeGuard Freedom 6 DB works, including how the GMWB Death Benefit is calculated, please see “LifeGuard Freedom 6 DB” under “Optional Death Benefits”, beginning on page 347.

[24]
The current and maximum annual charge is 0.70% of the GMWB Death Benefit (0.175% each Contract Quarter). However, for Contracts purchased in Washington State, the current and maximum annual charge is 0.72% of the GMWB Death Benefit (0.06% each Contract Month, as used in the table).

For more information about the charge for the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Death Benefit Charges”, beginning on page 79. For more information about how the LifeGuard Freedom Flex DB works, including how the GMWB Death Benefit is calculated, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 348.

[25]	For Contracts with this GMIB purchased on and after May 3, 2004 (subject to availability), you pay 0.60% of the GMIB Benefit Base annually (0.15% each calendar quarter).

For Contracts with this GMIB purchased before May 3, 2004 (subject to availability), you pay 0.40% of the GMIB Benefit Base annually (0.10% each calendar quarter).

For Contracts with this GMIB purchased in Washington State on and after January 17, 2006 (subject to availability), you pay 0.60% of the GMIB Benefit Base annually (0.05% each Contract Month).

For more information about the charge for this endorsement, please see “FutureGuard Guaranteed Minimum Income Benefit Charge” beginning on page 49. For more information about how the endorsement works, including how the GMIB Benefit Base is calculated, please see “FutureGuard Guaranteed Minimum Income Benefit” beginning on page 332.

[26]
The current and maximum annual charge is 0.85% of the GMIB Benefit Base (0.2125% each calendar quarter). However, for Contracts purchased in Washington State, the current and maximum annual charge is 0.87% of the GMIB Benefit Base (0.0725% each Contract Month, as used in the table).

For Contracts purchased before October 6, 2008, the charge is 0.80% of the GMIB Benefit Base annually (0.20% each calendar quarter). And for Contracts purchased in Washington State before October 6, 2008, the charge is 0.84% of the GMIB Benefit Base annually (0.07% each Contract Month).

For more information about the charge for this endorsement, please see “FutureGuard 6 Guaranteed Minimum Income Benefit Charge” beginning on page 49. For more information about how this endorsement works, including how the GMIB Benefit Base is calculated, please “FutureGuard 6 Guaranteed Minimum Income Benefit” beginning on page 335.

[27]
The charge is quarterly, currently 0.50% annually of the GV in effect on the date the charge is deducted, which, quarterly, is 0.125% of the GV, subject to a maximum annual charge of 1.00%. However, for Contracts purchased in Washington State, the charge is monthly, currently 0.51% annually of the GV, which, monthly, is 0.0425% of the GV, subject to a maximum annual charge of 1.02% as used in the Table.

For more information about the charge for this endorsement, please see “Guaranteed Minimum Accumulation Benefit Charge” beginning on page 50. For more information about how the endorsement works, including how the GV is calculated, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 88.

[28]	0.75% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, you pay the charge each Contract Month.

The tables below have the maximum and current charges.

7% GMWB
Endorsement's Availability	On and after January 17, 2006		Before January 17, 2006	Before October 4, 2004
Maximum Annual Charge	0.75%		0.70%	0.70%
Current Annual Charge	0.40%	(WA Only) 0.42%	0.40%	0.35% 0.55% upon step-up
Charge Basis	GWB		Investment Divisions	Investment Divisions
Charge Frequency	Quarterly	Monthly	Daily	Daily

For more information about the charge for this endorsement, please see “7% Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 50. For more information about how the endorsement works, including how the GWB is calculated, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 100.

[29]
1.20% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, you pay the charge each Contract Month. The tables below have the maximum and current charges.

GMWB With 5-Year Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after May 1, 2010	1.20%	(WA Only) 1.20%	0.60%	(WA Only) 0.60%
For endorsements purchased before May 1, 2010	0.80%	0.81%	0.45%	0.45%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Charge” beginning on page 51. For more information about how this endorsement works, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 103.

[30]
1.70% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, the maximum annual charge is 1.74% of the GWB, which charge is payable each Contract Month. The tables below have the maximum and current charges.

5% GMWB With Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after May 1, 2011	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
For endorsements purchased before May 1, 2011	1.45%	1.47%	0.65%	0.66%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 52. For more information about how the endorsement works, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 108.

[31]
2.00% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, the maximum annual charge is 2.04% of the GWB, which charge is payable each Contract Month. The tables below have the maximum and current charges.

6% GMWB With Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after May 1, 2011	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
For endorsements purchased before May 1, 2011	1.60%	1.62%	0.85%	0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 53. For more information about how the endorsement works, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 112.

[32]
The charge is quarterly, currently 0.20% of the GWB annually, which is 0.05% of the GWB on a quarterly basis, subject to a maximum annual charge of 0.50%. However, for Contracts purchased in Washington State, the charge is monthly, currently 0.21% of the GWB annually, which, monthly, is 0.0175% of the GWB, subject to a maximum annual charge of 0.51% as used in the Table. For more information about the charge for this endorsement, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up Charge” beginning on page 54. For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 116.

[33]
1.45% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 1.47% of the GWB is the maximum annual charge, which charge is payable monthly. The tables below have the maximum and current charges for all age groups.

5% for Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	0.85%	(WA Only) 0.87%	0.40%	(WA Only) 0.42%
50 – 54	0.85%	0.87%	0.40%	0.42%
55 – 59	1.20%	1.20%	0.65%	0.66%
60 – 64	1.30%	1.32%	0.75%	0.75%
65 – 69	1.45%	1.47%	0.90%	0.90%
70 – 74	0.85%	0.87%	0.50%	0.51%
75 – 80	0.60%	0.60%	0.35%	0.36%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “5% for Life GMWB With Annual Step-Up Charge” beginning on page 54. For more information about how the endorsement works, including how the GWB is calculated, please see “5% for Life GMWB With Annual Step-Up” beginning on page 119.

[34]
1.50% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, you pay the charge each Contract Month. The tables below have the maximum and current charges for all age groups.

5% for Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	1.00%	(WA Only) 1.02%	0.55%	(WA Only) 0.57%
50 – 54	1.15%	1.17%	0.70%	0.72%
55 – 59	1.50%	1.50%	0.95%	0.96%
60 – 64	1.50%	1.50%	0.95%	0.96%
65 – 69	1.50%	1.50%	0.95%	0.96%
70 – 74	0.90%	0.90%	0.55%	0.57%
75 – 80	0.65%	0.66%	0.40%	0.42%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “5% for Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 55. For more information about how the endorsement works, including how the GWB is calculated, please see “5% for Life GMWB With Bonus and Annual Step-Up” beginning on page 124.

[35]
1.45% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 1.47% of the GWB is the maximum annual charge, which charge is payable monthly. The tables below have the maximum and current charges for all age groups.

5% for Life GMWB With Bonus and Five-Year Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	0.85%	(WA Only) 0.87%	0.40%	(WA Only) 0.42%
50 – 54	1.00%	1.02%	0.55%	0.57%
55 – 59	1.45%	1.47%	0.85%	0.87%
60 – 64	1.45%	1.47%	0.85%	0.87%
65 – 69	1.20%	1.20%	0.65%	0.66%
70 – 74	0.75%	0.75%	0.35%	0.36%
75 – 80	0.55%	0.57%	0.30%	0.30%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “5% for Life GMWB With Bonus and Five-Year Step-Up Charge” beginning on page 56. For more information about how the endorsement works, including how the GWB is calculated, please see “5% for Life GMWB With Bonus and Five-Year Step-Up” beginning on page 131.

[36]
1.60% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 1.62% of the GWB is the maximum annual charge, which charge is payable monthly. The tables below have the maximum and current charges for all age groups.

Joint 5% for Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	1.00%	(WA Only) 1.02%	0.55%	(WA Only) 0.57%
50 – 54	1.00%	1.02%	0.55%	0.57%
55 – 59	1.35%	1.35%	0.80%	0.81%
60 – 64	1.45%	1.47%	0.90%	0.90%
65 – 69	1.60%	1.62%	1.05%	1.05%
70 – 74	1.00%	1.02%	0.65%	0.66%
75 – 80	0.75%	0.75%	0.50%	0.51%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Joint 5% for Life GMWB With Annual Step-Up Charge” beginning on page 57. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint 5% for Life GMWB With Annual Step-Up” beginning on page 137.

[37]
1.70% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 1.71% of the GWB is the maximum annual charge, which charge is payable monthly. The tables below have the maximum and current charges for all age groups.

Joint 5% for Life GMWB With Bonus and Five-Year Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	1.10%	(WA Only) 1.11%	0.65%	(WA Only) 0.66%
50 – 54	1.25%	1.26%	0.80%	0.81%
55 – 59	1.70%	1.71%	1.10%	1.11%
60 – 64	1.70%	1.71%	1.10%	1.11%
65 – 69	1.45%	1.47%	0.90%	0.90%
70 – 74	1.00%	1.02%	0.60%	0.60%
75 – 80	0.80%	0.81%	0.55%	0.57%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Joint 5% for Life GMWB With Bonus and Five-Year Step-Up Charge” beginning on page 58. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint 5% for Life GMWB With Bonus and Five-Year Step-Up” beginning on page 143.

[38]
1.50% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, you pay the charge each Contract Month. The tables below have the maximum and current charges.

For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 85	1.50%	(WA Only) 1.50%	0.95%	(WA Only) 0.96%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up Charge” beginning on page 59. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Annual Step-Up” beginning on page 150.

[39]
1.70% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 1.71% of the GWB is the maximum annual charge, which charge is payable monthly. The tables below have the maximum and current charges.

Joint For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 85	1.70%	(WA Only) 1.71%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Annual Step-Up Charge” beginning on page 60. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Annual Step-Up” beginning on page 157.

[40]
1.50% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, you pay the charge each Contract Month. The tables below have the maximum and current charges.

For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.50%	(WA Only) 1.50%	0.95%	(WA Only) 0.96%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 61. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 164.

[41]
1.85% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 1.86% of the GWB is the maximum annual charge, which charge is payable each Contract Month. The tables below have the maximum and current charges.

Joint For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.85%	(WA Only) 1.86%	1.25%	(WA Only) 1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 62. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 174.

[42]
1.50% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, you pay the charge each Contract Month. The tables below have the maximum and current charges.

For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.50%	(WA Only) 1.50%	0.95%	(WA Only) 0.96%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 62. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 185.

[43]
1.85% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 1.86% of the GWB is the maximum annual charge, which charge is payable each Contract Month. The tables below have the maximum and current charges.

Joint For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.85%	(WA Only) 1.86%	1.25%	(WA Only) 1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 63. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 194.

[44]
1.50% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, you pay the charge each Contract Month. The tables below have the maximum and current charges.

For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50%	(WA Only) 1.50%	0.85%	(WA Only) 0.87%
For endorsements purchased before September 28, 2009	1.20%	1.20%	0.65%	0.66%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 64. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 203.

[45]
1.85% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 1.86% of the GWB is the maximum annual charge, which charge is payable each Contract Month. The tables below have the maximum and current charges.

Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85%	(WA Only) 1.86%	1.05%	(WA Only) 1.05%
For endorsements purchased before September 28, 2009	1.50%	1.50%	0.80%	0.81%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 65. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 215.

[46]
2.00% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 2.04% of the GWB is the maximum annual charge, which charge is payable each Contract Month. The tables below have the maximum and current charges.

For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets
Annual Charge	Maximum		Current
For endorsements purchased on or after October 11, 2010	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
For endorsements purchased before October 11, 2010	1.70%	1.74%	.85%	.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Charge” beginning on page 66. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 228.

[47]
2.60% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 2.64% of the GWB is the maximum annual charge, which charge is payable each Contract Month. The tables below have the maximum and current charges.

Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets
Annual Charge	Maximum		Current
For endorsements purchased on or after October 11, 2010	2.60%	(WA Only) 2.64%	1.30%	(WA Only) 1.32%
For endorsements purchased before October 11, 2010	2.10%	2.10%	1.05%	1.05%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Charge” beginning on page 67. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 240.

[48]
2.30% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 2.34% of the GWB is the maximum annual charge, which charge is payable each Contract Month. The tables below have the maximum and current charges.

For Life GMWB With Annual Step-Up and Transfer of Assets
Annual Charge	Maximum		Current
	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up and Transfer of Assets Charge” beginning on page 68. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Annual Step-Up and Transfer of Assets” beginning on page 253.

[49]
3.00% of the GWB is the maximum annual charge and 1.50% of the GWB is the current annual charge (based on election of the Income Stream Level 5 GAWA% Table under LifeGuard Freedom 6 Net), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the charge is payable each Contract Month.     For more information about the charges for this endorsement, including applicable charges for each of the five Income Stream Level GAWA% tables, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge” beginning on page 69. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 263.

[50]
3.00% of the GWB is the maximum annual charge and 1.60% of the GWB is the current annual charge (based on election of the Income Stream Level 3 GAWA% Table under LifeGuard Freedom 6 Net with Joint Option), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current annual charge is 1.62%, which is payable each Contract Month.     For more information about the charges for this endorsement, including applicable charges for each of the three Income Stream Level GAWA% tables, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”) Charge” beginning on page 70. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 275.

[51]
1.30% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 1.32% of the GWB is the maximum annual charge, which charge is payable monthly. The tables below have the maximum and current charges for all age groups.

5% For Life GMWB
Endorsement's Availability	Before May 1, 2006				Before January 17, 2006*
Annual Charge	Maximum		Current		Maximum	Current
Ages 60 – 64	1.30%	(WA Only) 1.32%	0.90%	(WA Only) 0.90%	1.30%	0.90%
65 – 69	0.85%	0.87%	0.60%	0.60%	0.85%	0.60%
70 – 74	0.60%	0.60%	0.50%	0.51%	0.60%	0.50%
75 – 80	0.50%	0.51%	0.40%	0.42%	0.50%	0.40%
Charge Basis	GWB				Investment Divisions
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly	Daily

* The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For more information about the charge for this endorsement, please see “5% For Life Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 71. For more information about how the endorsement works, including how the GWB is calculated, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 288.

[52]
0.85% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 0.87% of the GWB is the maximum annual charge, which charge is payable monthly. The tables below have the maximum and current charges for all age groups.

4% For Life GMWB
Endorsement's Availability	Before May 1, 2006				Before January 17, 2006*
Annual Charge	Maximum		Current		Maximum	Current
Ages 50 – 54	0.85%	(WA Only) 0.87%	0.65%	(WA Only) 0.66%	0.85%	0.65%
55 – 59	0.65%	0.66%	0.50%	0.51%	0.65%	0.50%
60 – 64	0.50%	0.51%	0.35%	0.36%	0.50%	0.35%
65 – 69	0.35%	0.36%	0.25%	0.27%	0.35%	0.25%
70 – 74	0.30%	0.30%	0.20%	0.21%	0.30%	0.20%
75 – 80	0.20%	0.21%	0.15%	0.15%	0.20%	0.15%
Charge Basis	GWB				Investment Divisions
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly	Daily

* The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For more information about the charge for this endorsement, please see “4% For Life Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 72. For more information about how the endorsement works, including how the GWB is calculated, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 294.

[53]
3.00% of the GWB is the maximum annual charge and 1.50% of the GWB is the current annual charge (based on election of the most expensive combination of options under LifeGuard Freedom Flex), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the charge is payable each Contract Month.     For more information about the charges for this endorsement, including applicable charges for each of the available combination of options, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Step-Up (“LifeGuard Freedom Flex GMWB”) Charge” beginning on page 74. For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex GMWB” beginning on page 302.

[54]
3.00% of the GWB is the maximum annual charge and 1.60% of the GWB is the current annual charge (based on election of the most expensive combination of options under LifeGuard Freedom Flex with Joint Option), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current annual charge is 1.62%, which is payable each Contract Month.     For more information about the charges for this endorsement, including applicable charges for each of the available combination of options, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Step-Up (“LifeGuard Freedom Flex with Joint Option GMWB”) Charge” beginning on page 75. For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 313.

[55]
2.20% of the GMWB Charge Base is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 2.22% of the GMWB Charge Base is the maximum annual charge, which charge is payable each Contract Month. The tables below have the maximum and current charges.

MarketGuard Stretch GMWB
Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, including how the GMWB Charge Base is calculated, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” beginning on page 77. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)” beginning on page 324.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum: 0.55%

Maximum: 2.18%

More detail concerning each Fund's fees and expenses is below. But please refer to the Funds' prospectuses for even more information, including investment objectives, performance, and information about Jackson National Asset Management, LLC® (“JNAM”), the Funds' Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/American Funds Balanced	0.92% A	0.20% A	0.17% A, G	0.00%	1.29% A	(0.40%) B	0.89% A,B,I
JNL/American Funds® Blue Chip Income and Growth	1.06% A	0.20% A	0.17% A, G	0.00%	1.43% A	(0.43%) B	1.00% A,B
JNL/American Funds Global Bond	1.23% A	0.20% A	0.19% A, G	0.00%	1.62% A	(0.53%) B	1.09% A,B,I
JNL/American Funds Global Small Capitalization	1.45% A	0.20% A	0.19% A, G	0.00%	1.84% A	(0.55%) B	1.29% A,B
JNL/American Funds Growth-Income	0.93% A	0.20% A	0.18% A, G	0.00%	1.31% A	(0.35%) B	0.96% A,B
JNL/American Funds International	1.35% A	0.20% A	0.19% A, G	0.00%	1.74% A	(0.55%) B	1.19% A,B
JNL/American Funds New World	1.77% A	0.20% A	0.21% A, G	0.00%	2.18% A	(0.75%) B	1.43% A,B
JNL/DFA U.S. Core Equity	0.58%	0.20%	0.10% F	0.00%	0.88%	(0.08%) C	0.80% C

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/Goldman Sachs Emerging Markets Debt	0.73%	0.20%	0.15% G	0.00%	1.08%	(0.00%) C	1.08% C
JNL/MFS Mid Cap Value	0.70%	0.20%	0.11% F	0.01%	1.02%	(0.01%) C	1.01% C
JNL/Goldman Sachs Core Plus Bond	0.56%	0.20%	0.11% F	0.02%	0.89%	(0.01%) C	0.88%C
JNL/Invesco Small Cap Growth	0.81%	0.20%	0.10% F	0.01%	1.12%	(0.01%) C	1.11% C
JNL/Mellon Capital S&P 500 Index	0.23%	0.20%	0.12% F	0.00%	0.55%	(0.01%) C	0.54% C
JNL/Oppenheimer Global Growth	0.62%	0.20%	0.15% G	0.01%	0.98%	(0.01%) C	0.97%C
JNL/T. Rowe Price Value	0.61%	0.20%	0.10% F	0.00%	0.91%	(0.00%) C	0.91% C
JNL/WMC Government Money Market	0.26%	0.20%	0.10% F	0.00%	0.56%	(0.00%) D	0.56% D

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Series Trust
JNL Institutional Alt 20	0.12%	0.00%	0.05% E	1.04%	1.21%
JNL Institutional Alt 35	0.11%	0.00%	0.06% E	1.15%	1.32%
JNL Institutional Alt 50	0.11%	0.00%	0.05% E	1.27%	1.43%
JNL Alt 65	0.14%	0.00%	0.06% E	1.40%	1.60%
JNL/American Funds Balanced Allocation	0.29%	0.20%	0.16% G	0.47%	1.12%
JNL/American Funds Growth Allocation	0.30%	0.20%	0.15% G	0.49%	1.14%
JNL/AQR Large Cap Relaxed Constraint Equity	0.79%	0.20%	0.85% G	0.01%	1.85% I
JNL/AQR Managed Futures Strategy	0.93%	0.20%	0.16% G	0.09%	1.38%
JNL/BlackRock Natural Resources	0.64%	0.20%	0.15% G	0.01%	1.00%
JNL/BlackRock Global Allocation	0.71%	0.20%	0.16% G	0.01%	1.08%
JNL/BlackRock Large Cap Select Growth	0.58%	0.20%	0.11% F	0.00%	0.89%
JNL/Brookfield Global Infrastructure and MLP	0.80%	0.20%	0.15% G	0.00%	1.15%
JNL/Crescent High Income	0.65%	0.20%	0.15% G	0.03%	1.03%
JNL/DFA Growth Allocation	0.30%	0.20%	0.15% G	0.29%	0.94%
JNL/DFA Moderate Allocation	0.30%	0.20%	0.15% G	0.26%	0.91%
JNL/DoubleLine® Shiller Enhanced CAPE®	0.74%	0.20%	0.15% G	0.02%	1.11%
JNL Multi-Manager Mid Cap	0.74%	0.20%	0.15% G	0.01%	1.10%
JNL Multi-Manager Small Cap Growth	0.67%	0.20%	0.11% F	0.00%	0.98%
JNL/FPA + DoubleLine® Flexible Allocation	0.82%	0.20%	0.20% G	0.01%	1.23% I
JNL/Franklin Templeton Founding Strategy	0.00%	0.00%	0.05% E	1.00%	1.05%
JNL/Franklin Templeton Global	0.66%	0.20%	0.15% G	0.01%	1.02%
JNL/Franklin Templeton Global Multisector Bond	0.68%	0.20%	0.15% G	0.02%	1.05%
JNL/Franklin Templeton Income	0.62%	0.20%	0.11% F	0.02%	0.95%
JNL/Franklin Templeton International Small Cap Growth	0.92%	0.20%	0.16% G	0.01%	1.29% I
JNL/Franklin Templeton Mutual Shares	0.72%	0.20%	0.11% F	0.01%	1.04%
JNL/Invesco China-India	0.90%	0.20%	0.17% G	0.00%	1.27%
JNL/Invesco Global Real Estate	0.70%	0.20%	0.15% G	0.00%	1.05%
JNL/Invesco International Growth	0.63%	0.20%	0.15% G	0.01%	0.99%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/Invesco Mid Cap Value	0.68%	0.20%	0.10% F	0.01%	0.99%
JNL Multi-Manager Small Cap Value	0.78%	0.20%	0.10% F	0.00%	1.08%
JNL/Causeway International Value Select	0.64%	0.20%	0.16% G	0.01%	1.01%
JNL/JPMorgan MidCap Growth	0.63%	0.20%	0.10% F	0.00%	0.93%
JNL/JPMorgan U.S. Government & Quality Bond	0.38%	0.20%	0.10% F	0.01%	0.69%
JNL/Lazard Emerging Markets	0.88%	0.20%	0.16% G	0.00%	1.24%
JNL/Mellon Capital Emerging Markets Index	0.38%	0.20%	0.18% G	0.00%	0.76%
JNL/Mellon Capital European 30	0.29%	0.20%	0.16% G	0.00%	0.65%
JNL/Mellon Capital MSCI KLD 400 Social Index	0.35%	0.20%	0.21% G	0.00%	0.76%
JNL/Mellon Capital Pacific Rim 30	0.31%	0.20%	0.15% G	0.00%	0.66%
JNL/Mellon Capital S&P 400 MidCap Index	0.24%	0.20%	0.13% F	0.00%	0.57%
JNL/Mellon Capital Small Cap Index	0.25%	0.20%	0.12% F	0.00%	0.57%
JNL/Mellon Capital International Index	0.25%	0.20%	0.18% G	0.00%	0.63%
JNL/Mellon Capital Bond Index	0.27%	0.20%	0.10% F	0.01%	0.58%
JNL/Mellon Capital Index 5	0.00%	0.00%	0.05% E	0.58%	0.63%
JNL/Mellon Capital 10 x 10	0.00%	0.00%	0.05% E	0.61%	0.66%
JNL/Neuberger Berman Strategic Income	0.59%	0.20%	0.15% G	0.05%	0.99%
JNL/PIMCO Real Return	0.49%	0.20%	0.36% F	0.00%	1.05%
JNL/PIMCO Total Return Bond	0.50%	0.20%	0.14% F	0.00%	0.84%
JNL/PPM America Floating Rate Income	0.61%	0.20%	0.17% G	0.01%	0.99% I
JNL/PPM America High Yield Bond	0.43%	0.20%	0.11% F	0.03%	0.77%
JNL/PPM America Mid Cap Value	0.75%	0.20%	0.10% F	0.00%	1.05%
JNL/PPM America Small Cap Value	0.74%	0.20%	0.11% F	0.00%	1.05%
JNL/PPM America Total Return	0.50%	0.20%	0.10% F	0.01%	0.81%
JNL/PPM America Value Equity	0.55%	0.20%	0.10% F	0.00%	0.85%
JNL/Red Rocks Listed Private Equity	0.82%	0.20%	0.15% G	0.88%	2.05%
JNL/T. Rowe Price Established Growth	0.56%	0.20%	0.09% J	0.00%	0.85%
JNL/T. Rowe Price Mid-Cap Growth	0.70%	0.20%	0.10% F	0.00%	1.00%
JNL/T. Rowe Price Short-Term Bond	0.40%	0.20%	0.11% F	0.00%	0.71%
JNL/WMC Balanced	0.43%	0.20%	0.10% F	0.01%	0.74%
JNL/WMC Value	0.47%	0.20%	0.11% F	0.00%	0.78%
JNL/S&P Managed Conservative	0.10%	0.00%	0.05% E	0.91%	1.06%
JNL/S&P Managed Moderate	0.09%	0.00%	0.05% E	0.93%	1.07%
JNL/S&P Managed Moderate Growth	0.08%	0.00%	0.06% E	0.95%	1.09%
JNL/S&P Managed Growth	0.09%	0.00%	0.05% E	0.97%	1.11%
JNL/S&P Managed Aggressive Growth	0.09%	0.00%	0.06% E	0.98%	1.13%
JNL Disciplined Moderate	0.10%	0.00%	0.05% E	0.84%	0.99%
JNL Disciplined Moderate Growth	0.09%	0.00%	0.06% E	0.84%	0.99%
JNL Disciplined Growth	0.11%	0.00%	0.05% E	0.82%	0.98%
JNL/S&P Competitive Advantage	0.36%	0.20%	0.10% F	0.00%	0.66%
JNL/S&P Dividend Income & Growth	0.36%	0.20%	0.09% J	0.00%	0.65%
JNL/S&P Intrinsic Value	0.36%	0.20%	0.10% F	0.00%	0.66%
JNL/S&P Total Yield	0.36%	0.20%	0.11% F	0.00%	0.67%
JNL/S&P Mid 3	0.50%	0.20%	0.10% F	0.00%	0.80%
JNL/S&P 4	0.00%	0.00%	0.05% E	0.66%	0.71%
JNL Variable Fund LLC
JNL/Mellon Capital DowSM Index	0.29%	0.20%	0.17% G	0.00%	0.66%
JNL/Mellon Capital Global 30	0.29%	0.20%	0.17% G	0.00%	0.66%
JNL/Mellon Capital Nasdaq® 100	0.28%	0.20%	0.20% G	0.00%	0.68%
JNL/Mellon Capital JNL 5	0.27%	0.20%	0.17% G	0.00%	0.64%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/Mellon Capital S&P® SMid 60	0.29%	0.20%	0.17% G	0.00%	0.66%
JNL/Mellon Capital Communications Sector	0.31%	0.20%	0.17% G	0.00%	0.68%
JNL/Mellon Capital Consumer Brands Sector	0.28%	0.20%	0.17% G	0.00%	0.65%
JNL/Mellon Capital Financial Sector	0.29%	0.20%	0.16% G	0.00%	0.65%
JNL/Mellon Capital Healthcare Sector	0.27%	0.20%	0.17% G	0.00%	0.64%
JNL/Mellon Capital Oil & Gas Sector	0.28%	0.20%	0.16% G	0.00%	0.64%
JNL/Mellon Capital Technology Sector	0.28%	0.20%	0.16% G	0.00%	0.64%
Jackson Variable Series Trust
JNL/DoubleLine® Total Return	0.47%	0.20%	0.17% G	0.02%	0.86%
JNL/PIMCO Credit Income	0.40%	0.20%	0.17% G	0.00%	0.77%
JNL/T. Rowe Price Capital Appreciation	0.70%	0.20%	0.17% G	0.00%	1.07%

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:
JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.39%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.41%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.57%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.74%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.72%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.78%.

JNL/American Funds Balanced Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses 0.29%.

B
Jackson National Asset Management, LLC (“JNAM” or “Adviser”) has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

E	“Other Expenses” include an Administrative Fee of 0.05% which is payable to JNAM.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

G	“Other Expenses” include an Administrative Fee of 0.15% which is payable to JNAM.

I	Expense Information has been restated to reflect current fees.

J	“Other Expenses” include an Administrative Fee of 0.09% which is payable to JNAM.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the Fixed Account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated. Neither transfer fees nor Premium tax charges are reflected in the example. The example also assumes that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the optional Earnings Protection Benefit, the 5% Contract Enhancement, the most expensive Optional Death Benefit Endorsement, the Three-year Withdrawal Charge Period and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,177	$3,612	$4,620	$7,640

If you annuitize at the end of the applicable time period:

1 year *	3 years	5 years	10 years
$2,177	$3,112	$4,620	$7,640

*Withdrawal charges apply to annuitizations occurring within one year of the Contract's Issue Date.

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$977	$2,787	$4,420	$7,640

The example does not represent past or future expenses. Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information. Information about the values of Accumulation Units for a base Contract (with Administration Charge waiver and no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements can be found in Appendix K. Information about the values of all remaining Accumulation Units can be found in the Statement of Additional Information. The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges, including any optional endorsement charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of Accumulation Units. Information about the Separate Account charges and charges for optional endorsements can be found in the “Periodic Expenses” tables above.

The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information. The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. The financial statements of Jackson that are included should be considered only as bearing upon the company’s ability to meet its contractual obligations under the Contracts. Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center. Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

Your Contract is a contract between you, the Owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit. Purchases under tax-qualified plans should be made for other than tax deferral reasons. Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract. We will not issue a Contract to someone older than age 90 (age 85 for Contracts purchased in Oklahoma). Optional benefits may have different requirements, as noted.

Your Contract Value may be allocated to

•	our Fixed Account, as may be made available by us, or as may be otherwise limited by us,

•
our GMWB Fixed Account (only if the optional LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB, Jackson Select with Joint Option GMWB, or Jackson Select Protector GMWB are elected), as may be made available by us, or as may be otherwise limited by us, or to

•	Investment Divisions of the Separate Account that invest in underlying Funds.

Your Contract, like all deferred annuity contracts, has two phases:

•	the accumulation phase, when you make Premium payments to us, and

•	the income phase, when we make income payments to you.

As the Owner, you can exercise all the rights under your Contract. You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form). We reserve the right to refuse an assignment, and an assignment may be a taxable event. Your ability to change ownership is limited on Contracts with one of the For Life GMWBs. Please contact our Annuity Service Center for help and more information.

The Contract is a flexible Premium variable and fixed deferred annuity and may be issued as either an individual or a group contract. If you elected the Guaranteed Minimum Accumulation Benefit, no Premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect. Similarly, if you purchased your Contract before May 1, 2010 and you elected the 5% Contract Enhancement, no Premium is accepted after the first Contract Year. As a result, if you desire additional annuity coverage you will have to purchase a new and separate Contract. Purchasing an additional Contract could result in the duplication of certain fees and charges. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company. In those states where Contracts are issued as group contracts, references throughout the prospectus to “Contract(s)” shall also mean “certificate(s).”

JACKSON

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961. Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. We are ultimately a wholly owned subsidiary of Prudential plc (London, England). Prudential plc is also the ultimate parent of PPM America, Inc. a sub-adviser for certain of the Funds. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. JNAM is located at 225 West Wacker Drive, Chicago, IL 60606.

We issue and administer the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Annuity Service Center for more information.

THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to the Fixed Account and/or the GMWB Fixed Account will be placed with other assets in our General Account. Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum death benefits and guaranteed minimum withdrawal benefits. The Fixed Account and the GMWB Fixed Account are not registered with the SEC, and the SEC does not review the information we provide to you about them. Disclosures regarding the Fixed Account and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Both the availability of, and transfers into and out of, the Fixed Account (which consists of Fixed Account Options and the GMAB Fixed Account) and the GMWB Fixed Account may be subject to contractual and administrative requirements. For more information, please see the application, check with the registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

THE FIXED ACCOUNT

Fixed Account Options. Each Fixed Account Option credits interest to your Contract Value in the Fixed Account for a specified period that you select (currently, one, three, five or seven years), subject to availability (and we reserve the right, in our sole discretion, to limit or suspend availability of the Fixed Account Options), so long as the Contract Value in that Fixed Account Option is not withdrawn, transferred, or annuitized until the end of the specified period. You may not elect any Fixed Account Option that extends beyond the Income Date, other than the one-year option; and election of the one-year option will not extend the Income Date. Rather, commencing on the Income Date, we will cease to credit interest under any one-year Fixed Account Option that has not yet reached the end of its term.

The following restrictions currently apply on Contracts with an optional Contract Enhancement endorsement during the first seven Contract Years (five Contract Years for the 2% Contract Enhancement). The three, five and seven year Fixed Account Options are not available and transfers to any Fixed Account Option are not permitted (including under the Dollar Cost Averaging program). Premiums may be allocated to the one year Fixed Account Option. However, any Premium allocated to the one year Fixed Account must be transferred out of the one year Fixed Account in a series of scheduled monthly transfers to your choice of Investment Divisions within either a 6 or 12 month period beginning on the date we received the Premium. Therefore, at the end of the 6 or 12 month period, all amounts in the one year Fixed Account will have been transferred out of the one year Fixed Account. See "Additional Information Concerning the One-Year Fixed Account Option" below for additional information on the transfer out provision. These restrictions may be modified, eliminated, or otherwise revised, at which time we will provide you with written notice of the changes.

Rates of Interest We Credit. Our procedures for determining the rates of interest we credit differ somewhat depending on when your Contract is issued, as discussed in 1 and 2 below.

1.
For Contracts issued on or after October 11, 2010. These Contracts guarantee a Fixed Account minimum interest rate that applies to every Fixed Account Option under any Contract, regardless of the term of that option. The Fixed Account minimum interest rate guaranteed by the Contracts at least equals the minimum rate prescribed by the applicable nonforfeiture law in each state where the Contracts are sold. In addition, we establish a declared rate of interest (“base interest rate”) at the time you allocate any Premium payment or other Contract Value to a Fixed Account Option, and that base interest rate will remain in effect for the entire term of the Fixed Account Option that you select for that allocation. To the extent that the base interest rate that we establish for any allocation is higher than the Fixed Account minimum interest rate, we will credit that allocation with the higher base interest rate. Thus, the declared base interest rate could be greater than the guaranteed Fixed Account minimum interest rate specified in your Contract, but will never cause you to be credited with less than the currently applicable Fixed Account minimum interest rate. Subject to the Fixed Account minimum interest rate, we may declare different base interest rates at different times, although any new base interest rate Jackson declares for a Fixed Account Option will apply only to Premiums or other amounts allocated to that Fixed Account Option after the new rate goes into effect.

The Fixed Account minimum interest rate will be a rate, credited daily, that will be reset every January pursuant to a formula that is prescribed under applicable state nonforfeiture laws and that is set forth in the Contracts. Specifically, the Fixed Account minimum interest rate will be reset each January to equal the average of the daily five-year Constant Maturity Treasury Rates reported by the Federal Reserve for the preceding October (rounded to the nearest 1/20 of a percent), less 1.25%, provided further that the Fixed Account minimum interest rate will never be less than 1% or more than 3%. As noted above, these limits are prescribed by state nonforfeiture laws and set forth in the Contracts. This means that the Fixed Account minimum interest rate applicable to your Contract will in no case ever exceed a maximum of 3%. Your Contract’s initial Fixed Account minimum interest rate will be stated in your Contract, and will be the rate that is in effect on the

Contract’s Issue Date pursuant to the foregoing formula. Thereafter, on the Contract Monthly Anniversary for each January, the Fixed Account minimum interest rate will be reset in accordance with the above formula. (The Contract Monthly Anniversary for any January is the Contract Monthly Anniversary that falls within that month). If you allocate a Premium payment or other Contract Value to a Fixed Account Option, the Fixed Account minimum interest rate in effect at the time of the allocation would initially apply to that allocation. Subsequent resets of the Fixed Account minimum interest rate on each January Contract Monthly Anniversary could change the amount of interest you would thereafter earn on that allocation. Thus, if the new Fixed Account minimum interest rate is higher than the rate previously being credited to your allocation to a Fixed Account Option, the interest rate being credited would increase to that new higher rate. On the other hand, if the new Fixed Account minimum interest rate is lower than the rate being credited to your allocation, the interest rate being credited would decrease to that lower rate, but never below the base interest rate. We will advise you of any new Fixed Account minimum interest rate in the fourth quarter report for the calendar year preceding the January Contract Monthly Anniversary on which the change occurs.

2.
For Contracts issued before October 11, 2010. Under these Contracts, we credit a base interest rate that we declare at the time you allocate any Premium payment or other Contract Value to a Fixed Account Option, and that base interest rate will remain in effect for the entire term of the Fixed Account Option that you select for that allocation. No base interest rate will be less than the Contract’s Fixed Account minimum interest rate that applies at the time we establish that base interest rate. The Fixed Account minimum interest rate under these Contracts is 2% a year, credited daily, during the first ten Contract Years and 3% a year, credited daily, thereafter. Depending on the Issue Date of your Contract, however, the Fixed Account minimum interest rate may be 3% a year, credited daily, in all Contract Years. Subject to these minimum requirements, we may declare different base interest rates at different times.

For the most current information about applicable interest rates, you may contact your registered representative or (at the address and phone number on the cover page of this prospectus) our Annuity Service Center.

Excess Interest Adjustment. An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from a Fixed Account Option prior to the end of the specified period. The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Fixed Account Option period. In order to determine whether there will be an Excess Interest Adjustment, we first consider the base interest rate of the Fixed Account Option from which you are taking an amount as a withdrawal, transfer, or annuitization. As discussed above under ‘Rates of Interest we Credit,’ the ‘base interest rate’ is a rate which we declare at the time you allocate any amount to a Fixed Account Option and which we credit to that Fixed Account Option if and when such base interest rate is higher than the Fixed Account minimum interest rate. The Excess Interest Adjustment is based on the relationship of the base interest rate on your Fixed Account Option to the ‘current new business interest rate,’ which is a rate that we use solely for purposes of calculating the amount of any Excess Interest Adjustment. The ‘current new business interest rate’ is .50% per annum greater than the base interest rate we are then offering on a new Fixed Account Option with the same duration as your Fixed Account Option. If we are not then offering that duration, we will estimate a base interest rate for that duration based on the closest durations that we are then offering.

Generally, the Excess Interest Adjustment will (a) increase the amount withdrawn, transferred, or annuitized when the current new business rate is lower than the base interest rate being credited for the Fixed Account Option from which the amount is being taken and will (b) decrease the amount withdrawn, transferred, or annuitized when the current new business rate is higher than the base interest rate for the Fixed Account Option from which the amount is being taken. There will be no excess interest adjustment if these rates are the same. Any adjustment resulting from the Excess Interest Adjustment is applied to the amount that is being withdrawn, transferred, or annuitized from the Fixed Account Option. However, an Excess Interest Adjustment will not otherwise affect the values under your Contract.

Moreover, even if the current new business interest rate is greater than the base interest rate for the Fixed Account Option from which the amount is being taken, there will be no Excess Interest Adjustment if the difference between the two is less than 0.50%. This limitation avoids decreases in the amount withdrawn, transferred, or annuitized in situations where the general level of interest rates has declined but the current new business interest rate nevertheless exceeds the base interest rate for your Fixed Account Option because of the additional .50% that (as described above) is added when determining the current new business rate.

Also, there is no Excess Interest Adjustment on: amounts taken from the one-year Fixed Account Option; death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; and free withdrawals. In no event will a total withdrawal, transfer or annuitization from the Fixed Account Options be less than the Fixed Account minimum value. The Fixed Account minimum value at least equals the minimum value prescribed by the applicable nonforfeiture law in each state where the Contracts are sold. The Fixed Amount minimum value for any Fixed Account Option is the amount that would result from (1) accumulating the following amounts at the Fixed Account minimum interest rate: (a) any Premium payments (net of any associated Premium taxes plus any Contract Enhancements) or transfers that you allocate to that Fixed Account Option less (b) any withdrawals, transfers, or charges that are taken out of that Fixed Account Option; and (2) deducting any withdrawal charges, recapture charges, or charge for taxes due in connection with the withdrawal. In the case of a partial withdrawal or transfer from a Fixed Account Option, you will have been credited with interest on the amount withdrawn or transferred at a rate at least equal to the Fixed Account minimum interest rate, even if subject to an Excess Interest Adjustment that otherwise would have reduced it below that rate.

The following example illustrates how the Fixed Account minimum value may affect an Excess Interest Adjustment on a partial withdrawal. If you allocated your initial Premium of $10,000 to the Fixed Account and your declared rate of interest was 3%, after one year (assuming no other transactions or withdrawal charges) your Contract Value in the Fixed Account would be $10,300. If the Fixed Account minimum interest rate was 1%, your Fixed Account minimum value would be $10,100. In this case, an Excess Interest Adjustment could not reduce the withdrawal by more than $200 (the difference between your Contract Value in the Fixed Account and the Fixed Account minimum value). For example, if you request an $8,000 withdrawal and it is subject to a $200 negative Excess Interest Adjustment, the withdrawal would be adjusted to $7,800. However, if it were subject to a negative $400 Excess Interest Adjustment, the $8,000 withdrawal still would only be adjusted to $7,800, so that it does not invade the Fixed Account minimum value. Immediately after either of these withdrawals, there will be no difference between your Contract Value in the Fixed Account and Fixed Account minimum value, and no negative Excess Interest Adjustments will apply on subsequent withdrawals until the Contract Value in the Fixed Account again grows to be larger than the Fixed Account minimum value.

End of Fixed Account Option Periods. Whenever a specified period ends, you will have 30 days to transfer or withdraw the Contract Value in the Fixed Account Option, and there will not be an Excess Interest Adjustment. If you do nothing, then after 30 days, the Contract Value that remains in that Fixed Account Option will be subject to another specified period of the same duration, subject to availability, and provided that that specified period will not extend beyond the Income Date. If such new Fixed Account Option would extend beyond the Income Date, we will use the longest Fixed Account Option that does not extend beyond the Income Date; or (if less than 1 year remains until the Income Date) we will credit interest at the current interest rate under the one-year Fixed Account Option up to the Income Date. If the specified period of the same duration that has ended is no longer available, we will use the next shorter period that is then available.

Additional Information Concerning the One-Year Fixed Account Option. If you allocate Premiums to the one-year Fixed Account Option, we may require that the amount in the one-year Fixed Account Option (including any Contract Enhancement) be automatically transferred on a monthly basis in installments to your choice of Investment Division within 12 months of the date we received the Premium, so that at the end of the period, all amounts in the one-year Fixed Account Option will have been transferred. The amount will be determined based on the amount allocated to the one-year Fixed Account Option and the base interest rate. Charges, withdrawals and additional transfers taken from the one-year Fixed Account Option will shorten the length of time it takes to deplete the account balance. These automatic transfers will not count against the 15 free transfers in a Contract year or any maximum on amounts transferable from the one-year Fixed Account Option that we may impose as described in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” later in this prospectus.

Interest will continue to be credited daily on the account balance remaining in the one-year Fixed Account Option as funds are automatically transferred into your choice of Investment Divisions. However, the effective yield over the 12-month automatic transfer period will be less than the base interest rate (or, if applicable, the Fixed Account minimum interest rate), as the applicable rate will be applied to a declining balance in the one-year Fixed Account Option.

Please also refer to “Transfers and Frequent Transfer Restrictions” later in this prospectus for information about certain restrictions, limits and requirements that may apply (or may in the future apply) to transfers to or from the Fixed Account Options. In particular, we describe certain additional restrictions that may apply with respect to transfers from the one-year Fixed Account Option, including the possibility that, for Contracts issued on or after October 11, 2010, you might not be able to transfer all of your Contract Value out of the one-year Fixed Account Option for at least three years. Accordingly, before allocating any Premium payments or other Contract Value to the one year Fixed Account Option, you should consider carefully the conditions we may impose upon your use of that option.

Other Considerations. The three-, five-, and seven-year Fixed Account Options are not available on Contracts with the 3% or 4% Contract Enhancement purchased between June 4, 2003 and August 17, 2003, and on Contracts with the 2% Contract Enhancement purchased between July 14, 2003 and August 17, 2003.

The DCA+ Fixed Account Option, if available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Account Options. From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option. DCA+ Fixed Account Option is only available for new Premiums. We provide more information about Dollar Cost Averaging, including DCA+, under “Other Information” later in this prospectus.

The Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account. The GMAB Fixed Account is available only in conjunction with the purchase of the GMAB. If you elected to purchase the GMAB, a certain percentage of Contract Value is required to be allocated to the GMAB Fixed Account for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period. The Contract Value in the GMAB Fixed Account is credited with a specific interest rate that is guaranteed and will remain in effect for the entire Guarantee Period. The interest rate is credited daily to the Contract Value in the GMAB Fixed Account so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Period. The interest rate may vary by state but will never be less than 3%. An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from the GMAB Fixed Account prior to the end of the Guarantee Period. For more detailed information regarding the GMAB, including the GMAB Fixed Account, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 88.

PLEASE NOTE THAT FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2011, THE GMAB AND THE GMAB FIXED ACCOUNT ARE NO LONGER OFFERED AND RE-ELECTIONS OF THE GMAB ARE NO LONGER PERMITTED.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account. The GMWB Fixed Account is available only in conjunction with the purchase of the LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB, Jackson Select with Joint Option GMWB or Jackson Select Protector GMWB. If you elect (or previously elected) to purchase one of these five GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas. Although these transfers may automatically be made from time to time between your Contract Value and the GMWB Fixed Account, you may not allocate additional monies to, or make transfers to or from, the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under "THE FIXED ACCOUNT" beginning on page 22. As explained there, the Fixed Account minimum interest rate is calculated differently depending upon whether your Contract was issued before, or on or after October 11, 2010. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may not choose to transfer amounts to and from the GMWB Fixed Account. These automatic transfers will not count against the 15 free transfers in a Contract Year. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding LifeGuard Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 203. For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 215. For more detailed information regarding Jackson Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Endorsement” beginning on page 228. For more detailed information regarding Jackson Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Endorsement” beginning on page 240. For more detailed information regarding Jackson Select Protector GMWB, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Endorsement (Jackson Select Protector GMWB)” beginning on page 253.

THE SEPARATE ACCOUNT

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law. The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations. However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 99 Investment Divisions, Fixed Account Options and the GMWB Fixed Account at any one time. Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account Options, the GMAB Fixed Account and the GMWB Fixed Account. However, this is not guaranteed. It is possible for you to lose your Contract Value allocated to any of the Investment Divisions. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust for more information.

JNL/American Funds® Balanced Allocation
JNL/American Funds Growth Allocation
JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL Alt 65
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital 10 x 10
JNL/Mellon Capital Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth
JNL Disciplined Moderate
JNL Disciplined Moderate Growth
JNL Disciplined Growth

In addition to the Fund of Funds structure, certain of the Funds operate as feeder funds that invest in master funds. These Funds are identified in the following descriptions by the designation (“Feeder Fund”) following the name of the Fund. For more information about a Feeder Fund, you should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust.

Important information regarding the following closed Investment Divisions:
As of August 29, 2011 (“the Effective Date”), the Investment Divisions investing in the JNL Alt 65 Fund; JNL/Goldman Sachs Emerging Markets Debt Fund; JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund (the JNL/AQR Managed Futures Strategy Fund effective April 27, 2015); and JNL/Red Rocks Listed Private Equity Fund stopped accepting any additional allocations or transfers. Additionally, as of September 15, 2014 (“the Effective Date”), the JNL/Mellon Capital Communications Sector Investment Division stopped accepting any additional allocations or transfers. These Investment Divisions are collectively referred to as the “Divisions. If as of the applicable Effective Date you had an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and Rebalancing, and it includes an allocation to any of the Divisions, you can continue to include the Divisions under the program based on your then existing election until you revise or terminate the automatic program. Any change to the then existing automatic program is not permitted if you wish to continue to include an allocation to the Division under the program. The Divisions are not available for any new or revised allocation instructions under any automatic program. If you have allocation instructions for future Premium payments on file with us that include an allocation to any of the Divisions, you must choose a replacement Investment Division. If you have not chosen a replacement Investment Division and make a subsequent Premium payment, all such allocations to any of the Divisions prior to our receipt of new allocation instructions from you will be allocated to the JNL/WMC Government Money Market Investment Division. Your representative can assist you in subsequently reallocating the Contract Value in the JNL/WMC Government Money Market Investment Division to any other available investment option. If you have a Select Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your allocation instructions for your Premium payments, described above. Therefore, when you change your allocation instructions for future Premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new allocation instructions, the automatic transfers will continue to be based on your existing instructions. Amounts invested in any of the Divisions as of the applicable Effective Date will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of any of the Divisions in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of any of the Divisions, you will not be able to transfer back in.

The names of the Funds that are or were previously available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust

JNL/American Funds Balanced Fund ("Feeder Fund") (formerly, JNL/Capital Guardian Global Balanced Fund)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )
Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through exclusive investment in Class 1 shares of the American Funds Insurance Series ® - Asset Allocation Fund SM ("Master Fund"). The Master Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Fund expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash.

JNL/American Funds Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The Master Fund seeks to provide as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Fund”). The Master Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – Growth-Income Fund SM (“Master Fund”). The Master Fund seeks to make the investment grow and provide income by investing primarily in common stocks or other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends. The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM ( “Master Fund”). The Master Fund seeks to make the investment grow by investing primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser to the Master Fund believes have the potential for growth. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund® ( “Master Fund”). The Master Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL Multi-Manager Mid Cap Fund
Jackson National Asset Management, LLC (and Champlain Investment Partners, LLC, ClearBridge Investments, LLC, and Victory Capital Management, Inc.)
Seeks long-term total return by investing, under normal circumstances, at least 80% of its total net assets in a variety of mid-capitalization growth and value strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Growth Fund
Jackson National Asset Management, LLC (and Chicago Equity Partners, LLC, Granahan Investment Management, Inc., LMCG Investments, LLC, and Victory Capital Management Inc.)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a variety of small cap growth strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Value Fund
Jackson National Asset Management, LLC (and Century Capital Management, LLC, Chicago Equity Partners, LLC, Cooke & Bieler L.P., and Cortina Asset Management, LLC)
Seeks long-term total return by investing, under normal market conditions, at least 80% of its assets in a variety of small cap value strategies managed by unaffiliated investment managers.

JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 80% of its assets to traditional investment categories and approximately 20% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 65% of its assets to traditional investment categories and approximately 35% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 50% of its assets to traditional investment categories and approximately 50% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Alt 65 Fund (Please Note: The Investment Division investing in the JNL Alt 65 Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the

Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 35% of its assets to traditional investment categories and approximately 65% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL/American Funds® Balanced Allocation Fund
Jackson National Asset Management, LLC
Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”). Not all Funds of AFIS are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”). Not all Funds of AFIS are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)
Jackson National Asset Management, LLC (AQR Capital Management, LLC)
Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciate in excess of the Russell 1000 ® Index ("Index"). The Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in equity securities or equity related instruments of large-capitalization companies, which the sub-adviser generally considers to be those companies with market capitalizations within the range of the Index at the time of purchase.

JNL/AQR Managed Futures Strategy Fund (Please Note: The Investment Division investing in the JNL/AQR Managed Futures Strategy Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and AQR Capital Management, LLC)
Seeks positive absolute returns by investing primarily in a portfolio of futures contracts, futures-related instruments, and equity swaps. Equity swaps include, but are not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, global developed fixed-income futures, bond futures and swaps on bond futures and may also invest in commodity futures and swaps on commodity futures.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world. Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

JNL/BlackRock Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.0 billion at the time of investment. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/BlackRock Natural Resources Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital growth by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The Fund may invest in securities of issuers with any market capitalization. There are no geographic limits on the Fund’s investments.

JNL/Brookfield Global Infrastructure and MLP Fund
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc.)
Seeks total return through growth of capital and current income by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange. MLPs may derive income and gains from the exploration, development, mining or production, process, refining, transportation, or marketing of any mineral or natural resources.

JNL/Causeway International Value Select Fund
Jackson National Asset Management, LLC (and Causeway Capital Management LLC)
Seeks long-term growth of capital income and income by investing, under normal circumstances, in common stocks of companies located in developed countries outside the U.S. The Fund invests at least 80% of its assets in stocks of companies located in a number of foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares.

JNL/Crescent High Income Fund
Jackson National Asset Management, LLC (and Crescent Capital Group, LP)
Seeks high current income with capital appreciation by investing primarily in high yield fixed-income securities and bank loans that are rated below investment grade. The Fund considers investments to be below investment grade if they are rated BB+ or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed to be below investment grade by the sub-adviser. Below investment grade fixed-income securities are commonly referred to as “junk bonds.”

JNL/DFA Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc. and Dimensional Investment Group Inc. To achieve its investment objective, the Fund allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 60% to 100% (with a target allocation of approximately 80%) of the Fund’s assets to domestic and international equity Underlying Funds and 0% to 40% (with a target allocation of approximately 20%) of its assets to fixed-income Underlying Funds.

JNL/DFA Moderate Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc. and Dimensional Investment Group Inc. To achieve its investment objective, the Fund allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 40% to 80% (with a target allocation of approximately 60%) of the Fund’s assets to domestic and international equity Underlying Funds and 20% to 60% (with a target allocation of approximately 40%) of its assets to fixed-income Underlying Funds.

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.

JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks total return (capital appreciation and current income) which exceeds the total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE ® US Sector TR USD Index. The Fund will seek to use derivatives, or a combination of derivatives and direct investments to provide a return that tracks closely the performance of the Index. The Fund will also invest in a portfolio of debt securities to provide additional long-term total return.

JNL/FPA + DoubleLine® Flexible Allocation Fund
Jackson National Asset Management, LLC (DoubleLine Capital LP, First Pacific Advisors, LLC and Ivy Investment Management Company)
Seeks to provide total return by allocating among a variety of alternative strategies managed by three unaffiliated sub-advisers. Each of the sub-advisers generally provides day-to-day management for a portion of the Fund’s assets.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class A shares of a diversified group of other Funds: JNL/Franklin Templeton Income Fund; JNL/Franklin Templeton Global Fund; and, JNL/Franklin Templeton Mutual Shares Fund (“Underlying Funds”). The Fund allocates approximately 33 1/3% of its assets and cash flow among the Underlying Funds. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund)
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)
Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets. The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains. Under normal market conditions the Fund will invest at least 80% of its assets in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. The Fund's assets will be invested in issuers located in at least three countries (including the U.S.).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities. The equity securities in which the Fund invests consist primarily of common stock. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of investments of smaller international companies, located outside of the U.S., including those of emerging or developing markets. The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index and All Country World exUS Small Cap Index. The Fund

may, from time to time, have significant investments in a particular sector or country.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)
Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income. The Fund, under normal market conditions, invests primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)
Seeks a high level of current income, with capital appreciation as a secondary objective. The Fund invests, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The sub-adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed-income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.

JNL/Goldman Sachs Emerging Markets Debt Fund (Please Note: The Investment Division investing in the JNL/Goldman Sachs Emerging Markets Debt Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)
Seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its assets in (i) sovereign and corporate debt securities and other instruments of issuers in emerging countries, denominated in any currency; and/or (ii) currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Emerging market countries include but are not limited to those considered to be developing by the World Bank. Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.

JNL/Invesco China-India Fund
Jackson National Asset Management, LLC (and Invesco Hong Kong Limited)
Seeks long-term capital growth by investing normally 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the Greater China region (including mainland China, Hong Kong, Macau and Taiwan) and India.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Limited)
Seeks high total return by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts and in derivatives and other instruments that have economic characteristics similar to such securities. The companies will be located in at least three different countries, including the U.S.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S. The Fund may also invest no more than 30% in emerging markets securities.

JNL/Invesco Mid Cap Value Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks total return through growth of capital by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund may also invest up to 20% of its total assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in U.S. Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, and repurchase agreements related to the principal investments. The Fund may also invest in high-quality corporate debt securities.

JNL/Lazard Emerging Markets Fund (Please Note: The Investment Division investing in the JNL/Lazard Emerging Markets Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.

JNL/Mellon Capital 10 x 10 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation and income by investing in Class A shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital JNL 5 Fund;

➢	10% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	10% in the JNL/Mellon Capital Small Cap Index Fund;

➢	10% in the JNL/Mellon Capital International Index Fund; and

➢	10% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Index 5 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class A shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	20% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	20% in the JNL/Mellon Capital Small Cap Index Fund;

➢	20% in the JNL/Mellon Capital International Index Fund; and

➢	20% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund invests, under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the securities that comprise the Index.

JNL/Mellon Capital European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to provide capital appreciation by investing at least 80% of its assets in the stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to track the investment results of the MSCI KLD 400 Social Index, which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance characteristics.

JNL/Mellon Capital S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P 500® Index. The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P MidCap 400 Index. The Fund invests in equity securities of medium capitalization-weighted domestic corporations. Under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P SmallCap 600 Index and provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies. The Fund, under normal circumstances, invests at least 80% of its assets in the stocks included in the S&P SmallCap 600 Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Capital International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the MSCI Europe Australia Far East (“MSCI EAFE”) Index. The Fund invests in international equity securities attempting to match the characteristics of each country within the index. Under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities. The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund)
Jackson National Asset Management, LLC (and Massachusetts Financial Services Company d/b/a MFS Investment Management)
Seeks capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in issues with medium market capitalizations.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Investment Advisers LLC)
Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)
Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to provide a high level of current income by investing, under normal circumstances, at least 80% of its net assets in floating rate loans and other floating rate investments, defined as floating rate loans, floating rate notes, other floating rate debt securities, structured products, money market securities of all types, repurchase agreements, shares of money market funds, short-term bond funds and floating rate funds.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company's securities.

JNL/PPM America Total Return Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The Fund may also invest in derivative instruments.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company's securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of domestic companies. Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase. The market capitalization range of the Index will vary with market conditions over time. At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund (Please Note: The Investment Division investing in the JNL/Red Rocks Listed Private Equity Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)
Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have as its stated intention to have a significant portion of its assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital by investing generally in common stocks of large-capitalization companies. The sub-adviser generally seeks investments in stocks of large-capitalization companies, which the Sub-Adviser defines as a company whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, and that has one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities, including securities in emerging markets. Normally, the Fund will invest at least 80% of its net assets in bonds. The Fund will only purchase securities that are rated within one of the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued. Stock holdings are expected to consist primarily of large-company stocks, but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities, including securities that are economically tied to emerging markets. Income is a secondary objective.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including investment-grade corporate bonds, U.S. Treasury and government agency bonds, mortgage-backed securities, asset-backed securities, and commercial-backed securities. Cash and cash equivalents are included in the fixed income fund weighting.

JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund)
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in, under normal circumstances, at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are "collateralized fully" (i.e., collateralized by cash or government securities).

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $10 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks primarily capital appreciation with secondary focus on current income by investing in the stock of 33 to 99 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by Standard & Poor’s Investment Advisory Services LLC.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 45 to 60 distinct companies) included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 40 to 65 distinct companies) included in the S&P 500® Index that generate positive cash flow and have a strong track record, as determined by Standard & Poor’s Investment Advisory Services LLC of returning cash to investors, such as through dividends, share repurchases or debt retirement.

JNL/S&P Mid 3 Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in common stocks of companies that are identified by a model based on three separate investment strategies. Under normal circumstances, the Fund invests approximately 1/3 of its net assets in the following strategies:

➢	MID Competitive Advantage Strategy;

➢	MID Intrinsic Value Strategy; and

➢	MID Total Equity Yield Strategy.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on a specific date each year:

➢	25% in JNL/S&P Competitive Advantage Fund;

➢	25% in JNL/S&P Dividend Income & Growth Fund;

➢	25% in JNL/S&P Intrinsic Value Fund; and

➢	25% in JNL/S&P Total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks current income, with capital growth as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 10%-30% of its assets to Underlying Funds that invest primarily in equity securities, 70%-90% to Underlying Funds that invest primarily in fixed-income securities and 0%-30% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks current income and capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 30%-50% of its assets to Underlying Funds that invest primarily in equity securities, 50%-70% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 50%-70% of its assets to Underlying Funds that invest primarily in equity securities, 30%-50% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-90% of its assets to Underlying Funds that invest primarily in equity securities, 10%-30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates up to 80%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-20% to Underlying Funds that invest primarily in fixed-income securities and 0%-10% to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Fund
Jackson National Asset Management, LLC
Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 40%-80% of its assets to Underlying Funds that invest primarily in equity securities, 20%-60% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Growth Fund
Jackson National Asset Management, LLC
Seeks capital growth and current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.

Under normal circumstances, the Fund allocates approximately 60%-90% of its assets to Underlying Funds that invest primarily in equity securities, 10%-40% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Growth Fund
Jackson National Asset Management, LLC
Seeks capital growth by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-30% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Variable Fund LLC

JNL/Mellon Capital DowSM Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through a combination of capital appreciation and dividend income by investing in the thirty securities which comprise the Dow Jones Industrial Average (“DJIA”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA.

JNL/Mellon Capital Global 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the securities which comprise the Dow Jones Industrial Average (“DJIA”), the Financial Times Ordinary Index (“FT30 Index”) and the Hang Seng Index. The Fund consists of the ten securities in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest dividend yields in their respective index.

JNL/Mellon Capital Nasdaq® 100 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return by investing in the securities which comprise the NASDAQ-100 Index ® . The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the NASDAQ 100 Index in proportion to their market capitalization weighting in the NASDAQ 100 Index.

JNL/Mellon Capital S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the 30 securities that comprise the Standard & Poor's MidCap 400 Index and 30 that comprise the Standard & Poor's SmallCap 600 Index. The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment. The sub-adviser follows a process that attempts to select small and mid-capitalization companies that are likely to be in an earlier stage of their economic life cycle than mature large-capitalization companies.

JNL/Mellon Capital JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing in the securities that are identified by a model based on five different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;

➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;

➢	20% in the Global 15 Strategy, a dividend yielding strategy;

➢	20% in the 25 Strategy, a dividend yielding strategy; and

➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Communications Sector Fund (Please Note: The Investment Division investing in the JNL/Mellon Capital Communications Sector Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Telecommunication Services 25/50 Index in proportion to their market capitalization weighting in the MSCI USA IMI Telecommunication Services 25/50 Index.

JNL/Mellon Capital Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Consumer Discretionary Index in proportion to their market capitalization weighting in the MSCI USA IMI Consumer Discretionary Index.

JNL/Mellon Capital Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the securities in the MSCI USA IMI Financials Index in proportion to their market capitalization weighting in the MSCI USA IMI Financials Index.

JNL/Mellon Capital Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the securities in the MSCI USA IMI Health Care Index in proportion to their market capitalization weighting in the MSCI USA IMI Health Care Index.

JNL/Mellon Capital Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Energy Index in proportion to their market capitalization weighting in the MSCI USA IMI Energy Index.

JNL/Mellon Capital Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Information Technology Index in proportion to their market capitalization weighting in the MSCI USA IMI Information Technology Index.

Jackson Variable Series Trust

JNL/DoubleLine® Total Return Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks to maximize total return by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in bonds.

JNL/PIMCO Credit Income Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of investment grade corporate fixed-income securities of varying maturities, which may be represented by forwards, repurchase agreements, reverse repurchase agreements or loan participations and assignments or derivatives such as options, futures contracts or swap agreements.

JNL/T. Rowe Price Capital Appreciation Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing primarily in common stocks. The Fund may also hold fixed income and other securities to help preserve principal value. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 50% of its total assets in common stocks. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund’s objective. The Fund may invest up to 25% of its total assets in foreign securities.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar Funds will be comparable even though the Funds have the same investment sub-advisers. The Funds described are available only through variable annuity contracts issued by Jackson. They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

You should read the summary prospectuses for the Funds and/or the prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust carefully before investing. The summary prospectuses for the Funds are attached to this prospectus. The summary prospectuses for the Funds and prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust may also be obtained at no charge by calling 1-800-644-4565 (Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com. Additional Funds and Investment Divisions may be available in the future.

Voting Privileges. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from Owners. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account. We will not do this without any required approval of the SEC. We will give you notice of any substitution.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you elected to add that optional endorsement to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for the Mortality and Expense Risk Charge. On an annual basis, this charge equals 1.10% of the average daily net asset value of your allocations to the Investment Divisions. For Contracts issued before May 3, 2004, the Mortality and Expense Risk Charge is 1.00%. This charge does not apply to the Fixed Account or the GMWB Fixed Account.

This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. Our mortality risks under the Contracts arise from our obligations:

•	to make income payments for the life of the Annuitant during the income phase;

•	to waive the withdrawal charge in the event of the Owner's death; and

•	to provide a basic death benefit prior to the Income Date.

Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge. Included among these expense risks are those that we assume in connection with waivers of withdrawal charges under the Terminal Illness Benefit, the Specified Conditions Benefit and the Extended Care Benefit.

If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

Annual Contract Maintenance Charge. During the accumulation phase, we deduct a $35 annual contract maintenance charge on the Contract Anniversary of the Issue Date. We will also deduct the annual contract maintenance charge if you make a total withdrawal. This charge is for administrative expenses. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and generally is taken from the Investment Divisions, the Fixed Account and the GMWB Fixed Account based on the proportion their respective value bears to the Contract Value. We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account or the GMWB Fixed Account. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

For Contracts purchased on or after September 28, 2009, this charge is waived if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million. If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, the Administration Charge will be reinstated.

For Contracts purchased before September 28, 2009, this charge is waived on initial Premiums of $1 million or more but we reserve the right to reverse this waiver and reinstate the administration charge if withdrawals during the first Contract Year cause the Contract Value to fall below $1 million.

Transfer Charge. You must pay $25 for each transfer in excess of 15 in a Contract Year. For this purpose, all transfers that are processed on the same Business Day will be considered as one transfer. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division or the Fixed Account, as applicable. We waive the transfer charge in connection with Dollar Cost Averaging, Earnings Sweep, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

Withdrawal Charge. At any time during the accumulation phase (if and to the extent that Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

•
Premiums that are no longer subject to a withdrawal charge (Premiums in your annuity for at least seven (three for the Three-Year Withdrawal Charge Period option or five for the Five-Year Withdrawal Charge Period option) years without being withdrawn), plus

•	earnings (excess of your Contract Value allocated to the Investment Divisions, the Fixed Account and the GMWB Fixed Account over your Remaining Premiums allocated to those accounts)

•
during each Contract Year 10% (20% if you have elected the 20% Additional Free Withdrawal endorsement) of Premium (subject to certain exclusions) that would otherwise incur a withdrawal charge, be subject to a Contract Enhancement recapture charge, or be reduced by an Excess Interest Adjustment, and that has not been previously withdrawn (this can be withdrawn at once or in segments throughout the Contract Year), minus earnings (required minimum distributions will be counted as part of the free withdrawal amount).

We will deduct a withdrawal charge on:

•	withdrawals in excess of the free withdrawal amount (the withdrawal charge is imposed only on the excess amount above the free withdrawal amount), or

•	withdrawals under a tax-qualified Contract that exceed its required minimum distribution (the entire withdrawal will be subject to the withdrawal charge), or

•
withdrawals in excess of the free withdrawal amounts to meet the required minimum distribution of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distribution of a Roth IRA annuity (the withdrawal charge is imposed only on the excess amount above the free withdrawal amount), or

•	amounts withdrawn in a total withdrawal, or

•	amounts applied to income payments on an Income Date that is within one year of the Issue Date.

The amount of the withdrawal charge deducted varies (depending upon whether you have elected the Three-Year Withdrawal Charge Period option or the Five-Year Withdrawal Charge Period option and how many years prior to the withdrawal you made the Premium payment(s) you are withdrawing) according to the following schedule (state variations may apply):

Withdrawal Charge (as a percentage of Premium payments):

Completed Years since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+

Base Schedule	8.5%	7.5%	6.5%	5.5%	5%	4%	2%	0

Withdrawal Charge if Five-Year Period Applies	8%	7%	6%	4%	2%	0	0	0

Withdrawal Charge if Three-Year Period Applies*	7.5%	6.5%	5%	0	0	0	0	0

* PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts purchased before October 11, 2010
Withdrawal Charge (as a percentage of Premium payments):

Completed Years since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+

Base Schedule	8.5%	8%	7%	6%	5%	4%	2%	0

For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest Remaining Premium. If you make a full withdrawal, or elect to commence income payments within one year of the date your Contract was issued, the withdrawal charge is based on Premiums remaining in the Contract and no free withdrawal amount applies. If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract. The withdrawal charge compensates us for costs associated with selling the Contracts.

Note: Withdrawals under a non-qualified Contract will be taxable on an “income first” basis. This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full. Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

We do not assess the withdrawal charge on any amounts paid out as:

•	income payments during your Contract's income phase (but the withdrawal charge is deducted at the Income Date if income payments are commenced in the first Contract Year);

•	death benefits;

•
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the withdrawal requested exceeds the required minimum distribution; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge);

•
if permitted by your state, withdrawals of up to $250,000 from the Investment Divisions, the Fixed Account (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

•
if permitted by your state, withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Investment Divisions, the Fixed Account (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce our sales expense. Some examples are the purchase of a Contract by a large group of individuals or an existing relationship between us and a prospective purchaser. We may not deduct a withdrawal charge under a Contract issued to an officer, director, agent or employee of Jackson or any of our affiliates.

Earnings Protection Benefit (“EarningsMax”) Charge. If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals 0.30% (for a maximum of 0.45%) on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. The charge on currently offered Contracts may be less. Please check with your representative to learn about the current level of the charge and its availability in your state. This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years old or younger), even though the benefit is not payable. If your spouse elects to continue the Contract under the Special Spousal Continuation Option, the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease. We stop deducting this charge on the date you annuitize.

Contract Enhancement Charge.

PLEASE NOTE: EFFECTIVE OCTOBER 15, 2012, THESE ENDORSEMENTS ARE NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select one of the Contract Enhancements, then for a period of seven Contract Years (five for the 2% Contract Enhancement) a charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions. These charges will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates by the applicable charge percentage, but not below the minimum guaranteed interest rate (assuming no withdrawals). (For more information about the Fixed Account Options and the GMWB Fixed Account, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22.) The amounts of these charges (or reductions in credited rates) depend upon which of the Contract Enhancements you select:

Contract Enhancement	2%	3%	4%	5%

Charge (on an annual basis)	0.395%	0.42%	0.56%	0.695%

Due to the Contract Enhancement charges listed above, it is possible that upon a total withdrawal, you will receive less money back than if you had not elected the Contract Enhancement.

Contract Enhancement Recapture Charge.

PLEASE NOTE: EFFECTIVE OCTOBER 15, 2012, THESE ENDORSEMENTS ARE NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select a Contract Enhancement and then make a partial or total withdrawal from your Contract in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement), you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your Premiums. The recapture charge is applied to withdrawals when:

•	the Contract is returned during the free look period;

•	withdrawals are in excess of the free withdrawal amount (the recapture charge is imposed only on the excess amount above the free withdrawal amount);

•	withdrawals exceed the required minimum distribution of the Internal Revenue Code (the entire withdrawal will be assessed the applicable recapture charge);

•	there is a total withdrawal; and

•	there is a total withdrawal due to annuitizing the Contract and the corresponding Income Date is within the recapture charge schedule (see Example 3 in Appendix B).

The percentage amount of the recapture charge depends upon (i) the corresponding declining amount of the Contract Enhancement based on the Contract Year when the Premium payment being withdrawn was received and (ii) when the charge is imposed based on the Completed Years since the receipt of the related Premium. The percentage amounts of the recapture charges are as follows (please see the examples in Appendix B showing how these recapture charges are applied to withdrawals):

Contract Enhancement Recapture Charge (as a percentage of the corresponding Premium payment withdrawn if an optional Contract Enhancement is selected)
2% Contract Enhancement
Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	2%	2%	1.25%	1.25%	0.50%	0%	0%	0%
1-2	2%	1.25%	1.25%	0.50%	0%	0%	0%	0%
2-3	1.25%	1.25%	0.50%	0%	0%	0%	0%	0%
3-4	1.25%	0.50%	0%	0%	0%	0%	0%	0%
4-5	0.50%	0%	0%	0%	0%	0%	0%	0%
5-6	0%	0%	0%	0%	0%	0%	0%	0%
6-7	0%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

3% Contract Enhancement
Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	3%	3%	2%	2%	2%	1%	1%	0%
1-2	3%	2%	2%	2%	1%	1%	0%	0%
2-3	2%	2%	1.25%	1%	1%	0%	0%	0%
3-4	2%	2%	1%	1%	0%	0%	0%	0%
4-5	2%	1%	1%	0%	0%	0%	0%	0%
5-6	1%	1%	0%	0%	0%	0%	0%	0%
6-7	1%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

4% Contract Enhancement
Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	4%	4%	2.50%	2.50%	2.50%	1.25%	1.25%	0%
1-2	4%	2.50%	2.50%	2.50%	1.25%	1.25%	0%	0%
2-3	2.50%	2.50%	2%	1.25%	1.25%	0%	0%	0%
3-4	2.50%	2.50%	1.25%	1.25%	0%	0%	0%	0%
4-5	2.50%	1.25%	1.25%	0%	0%	0%	0%	0%
5-6	1.25%	1.25%	0%	0%	0%	0%	0%	0%
6-7	1.25%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

5% Contract Enhancement
Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	4.50%	3.75%	3.25%	2.75%	2%	1.25%	1%	0%
1-2	3.75%	3.25%	2.75%	2%	1.25%	1%	0%	0%
2-3	3.25%	2.75%	2%	1.25%	1%	0%	0%	0%
3-4	2.75%	2%	1.25%	1%	0%	0%	0%	0%
4-5	2%	1.25%	1%	0%	0%	0%	0%	0%
5-6	1.25%	1%	0%	0%	0%	0%	0%	0%
6-7	1%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

For Contracts purchased before May 1, 2010
Contract Enhancement Recapture Charge (as a percentage of the corresponding first year Premium payment withdrawn if an optional Contract Enhancement is selected*)
Completed Years Since Receipt of Premium

	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Recapture Charge (2% Contract Enhancement)	2%	2%	1.25%	1.25%	0.5%	0	0	0
Recapture Charge (3% Contract Enhancement)	3%	3%	2%	2%	2%	1%	1%	0
Recapture Charge (4% Contract Enhancement)	4%	4%	2.5%	2.5%	2.5%	1.25%	1.25%	0
Recapture Charge (5% Contract Enhancement)	4.5%	3.75%	3.25%	2.75%	2%	1.25%	1%	0
* For Contracts purchased before May 1, 2010, Premium payments received after the first Contract Year are not eligible for a Contract Enhancement and, therefore, those Premium payments are not subject to a recapture charge. If the 5% Contract Enhancement was elected, no Premium is accepted after the first Contract Year.

If you return your Contract during the free look period, the entire amount of any Contract Enhancement will be recaptured.

The recapture charge percentage will be applied to the corresponding Premium reflected in the amount withdrawn or to the corresponding Premium reflected in the amount applied to income payments. (Please see the examples in Appendix B.) The amount recaptured will be taken from the Investment Divisions and the Fixed Account (and the GMWB Fixed Account, if applicable) in the proportion their respective values bear to the Contract Value. The dollar amount recaptured from the corresponding Premium will never exceed the dollar amount of the Contract Enhancement added to the Contract with respect to that Premium payment. Recapture charges will be applied upon electing to receive income payments if the corresponding Income Date is within the recapture charge schedule, even in a situation where the withdrawal charge is waived (see Example 3 in Appendix B).

We expect to make a profit on the recapture charge, and examples in Appendix B may assist you in understanding how the recapture charge works. However, we do not assess the recapture charge on any amounts paid out as:

•	death benefits;

•	withdrawals taken under the additional free withdrawal provisions;

•
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge);

•
if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

•
if permitted by your state, additional withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

FutureGuard Guaranteed Minimum Income Benefit Charge.

PLEASE NOTE: EFFECTIVE DECEMBER 3, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for FutureGuard depends on the endorsement's availability and the frequency of deduction, as explained below.

For Contracts with this GMIB purchased on and after May 3, 2004 (subject to availability), you pay 0.15% of the GMIB Benefit Base each calendar quarter (0.60% annually).

For Contracts with this GMIB purchased before May 3, 2004 (subject to availability), you pay 0.10% of the GMIB Benefit Base each calendar quarter (0.40% annually).

For Contracts with this GMIB purchased in Washington State on and after January 17, 2006 (subject to availability), you pay 0.05% of the GMIB Benefit Base each Contract Month (0.60% annually).

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GMIB Benefit Base. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GMIB Benefit Base, please see “FutureGuard Guaranteed Minimum Income Benefit” beginning on page 332. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection, as applicable. Similarly, the charge is prorated upon termination of the endorsement. PLEASE NOTE: The charge for this GMIB will be deducted even if you never use the benefit. Also, this GMIB only applies to certain optional income payments.

FutureGuard 6 Guaranteed Minimum Income Benefit Charge.

PLEASE NOTE: EFFECTIVE APRIL 6, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts with this GMIB purchased on or after October 6, 2008, the charge for this benefit is 0.2125% of the GMIB Benefit Base each calendar quarter (0.85% annually). For Contracts purchased in Washington State on or after October 6, 2008, you pay 0.0725% of the GMIB Benefit Base for this benefit each Contract Month (0.87% annually). For Contracts with this GMIB purchased before October 6, 2008, the charge is 0.20% of the GMIB Benefit Base each calendar quarter (0.80% annually). For Contracts purchased in Washington State before October 6, 2008, you pay 0.07% of the GMIB Benefit Base each Contract Month (0.84% annually).

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GMIB Benefit Base. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GMIB Benefit Base, please see “FutureGuard 6 Guaranteed Minimum Income Benefit” beginning on page 335. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection, as applicable. Similarly, the charge is prorated upon termination of the endorsement. PLEASE NOTE: The charge for this GMIB will be deducted even if you never use the benefit. Also, this GMIB only applies to certain optional income payments.

Guaranteed Minimum Accumulation Benefit (“GMAB”) Charge.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT AND RE-ELECTIONS OF THE GMAB ARE NO LONGER PERMITTED.

If you select the GMAB, in most states you will pay 0.125% of the Guaranteed Value (GV) each calendar quarter (0.50% annually). In Washington State, the charge is monthly, currently 0.0425% of the GV (0.51% annually). The GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period. If you select the GMAB when you purchase your Contract, the GV is your initial Premium payment, net of taxes and adjusted for any subsequent Premium payments and withdrawals. If the GMAB is re-elected, the GV is generally your Contract Value at the time of re-election, adjusted for any subsequent withdrawals. For more information about the GV, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 88.

We deduct the charge from your Contract Value. The actual deduction of the charge will be reflected in your quarterly statement. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options, including the GMAB Fixed Account, in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GV. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement. We reserve the right to prospectively change the charge on new Contracts or upon re-election of the benefit after the Contract is issued – subject to a maximum charge of 1.00% annually in states where the charge is quarterly, 1.02% annually in states where the charge is monthly. We stop deducting this charge on the earlier of the date that the Guarantee Period ends (unless re-elected by you) or the date that the GMAB terminates for any other reason. Please check with your representative to learn about the current level of the charge, the current interest rate for the GMAB Fixed Account and the current required allocation of Premium to the GMAB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. For more information about how this endorsement works, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 88.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on when the endorsement is added to the Contract. For more information about the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 100. The charge also depends on the endorsement's availability, the basis for deduction, and the frequency of deduction, as explained below.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts to which this GMWB is added on and after January 17, 2006 (subject to availability), the charge is:

Maximum Annual Charge	Current Annual Charge
Quarterly or Monthly	Quarterly	Monthly
0.75%	0.40%	(WA Only) 0.42%

You pay the applicable annual percentage of the GWB each calendar quarter. But for Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

For Contracts to which this GMWB was added before January 17, 2006, the charge is:

Maximum Annual Charge	Current Annual Charge
0.70%	0.40%

You pay the percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

For Contracts to which this GMWB was added before October 4, 2004, the charge is:

Maximum Annual Charge	Current Annual Charge
0.70%	0.35% 0.55% upon step-up

You pay the percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions, which increases to 0.55% upon the first step-up.

We reserve the right to prospectively change the charge on new Contracts or if you select the benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this GMWB is added on and after January 17, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting the charge on the earlier date that you annuitize the Contract or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 100. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 103.

Annual Charge	Maximum		Current
For endorsements purchased on or after May 1, 2010	1.20%	(WA Only) 1.20%	0.60%	(WA Only) 0.60%
For endorsements purchased before May 1, 2010	0.80%	0.81%	0.45%	0.45%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued (subject to availability); or upon election of a step-up – subject to the applicable maximum charge. The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 103. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 108.

Annual Charge	Maximum		Current
For endorsements purchased on or after May 1, 2011	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
For endorsements purchased before May 1, 2011	1.45%	1.47%	0.65%	0.66%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

For GMWBs purchased prior to May 1, 2011, the following charge reductions may apply. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.1125% of the GWB each quarter (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each quarter (0.20% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each Contract Month (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.0175% of the GWB each Contract Month (0.21% annually).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued (subject to availability); or for GMWBs issued before May 1, 2011, with a step-up that you request (not on step-ups that are automatic) – subject to the maximum annual charge.

For GMWBs issued on or after May 1, 2011, we may also change the charge when there is a step-up on or after the second Contract Anniversary, subject to the maximum annual charge. In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. You may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary or Contract Quarterly Anniversary.

We stop deducting this charge on the earlier of the date that the GMWB is terminated, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard 5)” beginning on page 108. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 112.

Annual Charge	Maximum		Current
For endorsements purchased on or after May 1, 2011	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
For endorsements purchased before May 1, 2011	1.60%	1.62%	0.85%	0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

For GMWBs purchased before May 1, 2011, the following charge reductions may apply. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each quarter (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each quarter (0.30% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.05% of the GWB each Contract Month (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each Contract Month (0.30% annually).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued (subject to availability); or for GMWBs issued before May 1, 2011, with a step-up that you request (not on step-ups that are automatic) – subject to the maximum annual charge.

For GMWBs issued on or after May 1, 2011, we may also change the charge when there is a step-up on or after the second Contract Anniversary, subject to the maximum annual charge. In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary or Contract Quarterly Anniversary.

We stop deducting this charge on the earlier of the date that the GMWB is terminated, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard 6)” beginning on page 112. Also see “Guaranteed

Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge. If you select the 5% GMWB without step-up, in most states you will pay 0.05% of the GWB each calendar quarter (0.20% annually). In Washington State, the charge is monthly, currently 0.0175% of the GWB (0.21% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 116.

PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each calendar quarter (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0125% of the GWB each Contract Month (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.01% of the GWB each Contract Month (0.12% annually).

We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually in states where the charge is quarterly, 0.51% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 116. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 119. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	0.85%	(WA Only) 0.87%	0.40%	(WA Only) 0.42%
50 – 54	0.85%	0.87%	0.40%	0.42%
55 – 59	1.20%	1.20%	0.65%	0.66%
60 – 64	1.30%	1.32%	0.75%	0.75%
65 – 69	1.45%	1.47%	0.90%	0.90%
70 – 74	0.85%	0.87%	0.50%	0.51%
75 – 80	0.60%	0.60%	0.35%	0.36%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocation to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 123. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 119. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 124. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	1.00%	(WA Only) 1.02%	0.55%	(WA Only) 0.57%
50 – 54	1.15%	1.17%	0.70%	0.72%
55 – 59	1.50%	1.50%	0.95%	0.96%
60 – 64	1.50%	1.50%	0.95%	0.96%
65 – 69	1.50%	1.50%	0.95%	0.96%
70 – 74	0.90%	0.90%	0.55%	0.57%
75 – 80	0.65%	0.66%	0.40%	0.42%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocation to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 128. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 124. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 131. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	0.85%	(WA Only) 0.87%	0.40%	(WA Only) 0.42%
50 – 54	1.00%	1.02%	0.55%	0.57%
55 – 59	1.45%	1.47%	0.85%	0.87%
60 – 64	1.45%	1.47%	0.85%	0.87%
65 – 69	1.20%	1.20%	0.65%	0.66%
70 – 74	0.75%	0.75%	0.35%	0.36%
75 – 80	0.55%	0.57%	0.30%	0.30%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up” beginning on page 135. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up” beginning on page 131. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest Covered Life's age when the endorsement is added to the Contract. For more information about the GWB and for information on who is a Covered Life under this form of GMWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 137. The charge varies by age group (see table below), and both Covered Lives must be within the eligible age range.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	1.00%	(WA Only) 1.02%	0.55%	(WA Only) 0.57%
50 – 54	1.00%	1.02%	0.55%	0.57%
55 – 59	1.35%	1.35%	0.80%	0.81%
60 – 64	1.45%	1.47%	0.90%	0.90%
65 – 69	1.60%	1.62%	1.05%	1.05%
70 – 74	1.00%	1.02%	0.65%	0.66%
75 – 80	0.75%	0.75%	0.50%	0.51%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 142. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 137. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest Covered Life's age when the endorsement is added to the Contract. For more information about the GWB and for information on who is a Covered Life under this form of GMWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 143. The charge varies by age group (see table below) and both Covered Lives must be within the eligible age range.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	1.10%	(WA Only) 1.11%	0.65%	(WA Only) 0.66%
50 – 54	1.25%	1.26%	0.80%	0.81%
55 – 59	1.70%	1.71%	1.10%	1.11%
60 – 64	1.70%	1.71%	1.10%	1.11%
65 – 69	1.45%	1.47%	0.90%	0.90%
70 – 74	1.00%	1.02%	0.60%	0.60%
75 – 80	0.80%	0.81%	0.55%	0.57%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. For more information about the GWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 143. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 148. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 143. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 150.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 85	1.50%	(WA Only) 1.50%	0.95%	(WA Only) 0.96%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 156. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 150. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 157.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 85	1.70%	(WA Only) 1.71%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 163. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.

Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 157. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 164.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.50%	(WA Only) 1.50%	0.95%	(WA Only) 0.96%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 171. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 164. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom GMWB only. If you purchase the LifeGuard Freedom DB, additional charges apply for that benefit. Please see “LifeGuard Freedom DB” under “Death Benefit Charges”, beginning on page 78 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 174.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.85%	(WA Only) 1.86%	1.25%	(WA Only) 1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 182. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 174. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 185.

Annual Charge	Maximum		Current
Ages 45 – 80	1.50%	(WA Only) 1.50%	0.95%	(WA Only) 0.96%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 191. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 185. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom 6 GMWB only. If you purchase the LifeGuard Freedom 6 DB, additional charges apply for that benefit. Please see “LifeGuard Freedom 6 DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 79 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 194.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.85%	(WA Only) 1.86%	1.25%	(WA Only) 1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington

State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 201. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 194. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 203.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50%	(WA Only) 1.50%	0.85%	(WA Only) 0.87%
For endorsements purchased before September 28, 2009	1.20%	1.20%	0.65%	0.66%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 210.

Quarterly charges are deducted from your allocations to the Investment Divisions, the Fixed Account Options and the GMWB Fixed Account in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 213. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and upon automatic step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 203. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 215.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85%	(WA Only) 1.86%	1.05%	(WA Only) 1.05%
For endorsements purchased before September 28, 2009	1.50%	1.50%	0.80%	0.81%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 222.

Quarterly charges are deducted from your allocations to the Investment Divisions, the Fixed Account Options and the GMWB Fixed Account in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 225. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and upon automatic step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 215. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 228.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements issued on or after October 11, 2010	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
For endorsements issued before October 11, 2010	1.70%	1.74%	0.85%	0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 235.

Quarterly charges are deducted from your allocations to the Investment Divisions, the Fixed Account Options and the GMWB Fixed Account in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary if this endorsement was issued before October 11, 2010), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 238. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and upon automatic step-up on or after the second Contract Anniversary (fifth Contract Anniversary if this endorsement was issued before October 11, 2010), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 228. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 240.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements issued on or after October 11, 2010	2.60%	(WA Only) 2.64%	1.30%	(WA Only) 1.32%
For endorsements issued before October 11, 2010	2.10%	2.10%	1.05%	1.05%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 248.

Quarterly charges are deducted from your allocations to the Investment Divisions, the Fixed Account Options and the GMWB Fixed Account in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary if this endorsement was issued before October 11, 2010), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 251. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and upon automatic step-up on or after the second Contract Anniversary (fifth Contract Anniversary if this endorsement was issued before October 11, 2010), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 240. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (“Jackson Select Protector GMWB”) Charge.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (Jackson Select Protector GMWB)” beginning on page 253.

Annual Charge	Maximum		Current
	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 259.

Quarterly charges are deducted from your allocations to the Investment Divisions, the Fixed Account Options and the GMWB Fixed Account in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.
We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Such election must be received in Good Order prior to the Contract Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier of the date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 262. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and upon automatic step-up on or after the second Contract Anniversary, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 253. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see table below). For more information about the GWB and the different GAWA% tables, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 263.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

Annual Charge	Maximum		Current
With Income Stream Level 1 GAWA% Table	1.70%	(MO and WA Only) 1.74%	0.85%	(MO and WA Only) 0.87%
With Income Stream Level 2 GAWA% Table	1.90%	1.92%	0.95%	0.96%
With Income Stream Level 3 GAWA% Table	2.10%	2.10%	1.05%	1.05%
With Income Stream Level 4 GAWA% Table	2.50%	2.52%	1.25%	1.26%
With Income Stream Level 5 GAWA% Table	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix J for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix J for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary for endorsements issued before April 30, 2012), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 272. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 263. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see table below). For more information about the GWB and the different GAWA% tables, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 275.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

Annual Charge	Maximum		Current
With Income Stream Level 1 GAWA% Table	2.30%	(MO and WA Only) 2.34%	1.15%	(MO and WA Only) 1.17%
With Income Stream Level 2 GAWA% Table	2.70%	2.70%	1.35%	1.35%
With Income Stream Level 3 GAWA% Table	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix J for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix J for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary for endorsements issued before April 30, 2012), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 285. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 275. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 288. The charge varies by age group. The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For Contracts to which this GMWB was added before May 1, 2006 (subject to availability), the charge for each age group is:

Annual Charge	Maximum		Current
Ages 60 – 64	1.30%	(WA Only) 1.32%	0.90%	(WA Only) 0.90%
65 – 69	0.85%	0.87%	0.60%	0.60%
70 – 74	0.60%	0.60%	0.50%	0.51%
75 – 80	0.50%	0.51%	0.40%	0.42%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In

Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted). For Contracts to which this GMWB was added before January 17, 2006, the charge for each age group is:

Annual Charge	Maximum	Current
Ages 60 – 64	1.30%	0.90%
65 – 69	0.85%	0.60%
70 – 74	0.60%	0.50%
75 – 80	0.50%	0.40%
Charge Basis	Investment Divisions
Charge Frequency	Daily

You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made. But this charge reduction is not available upon the spouse's continuation of the Contract.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 292. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 288. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. For more information about the GWB, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 294. The charge varies by age group. The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For Contracts to which this GMWB was added before May 1, 2006 (subject to availability), the charge for each age group is:

Annual Charge	Maximum		Current
Ages 50 – 54	0.85%	(WA Only) 0.87%	0.65%	(WA Only) 0.66%
55 – 59	0.65%	0.66%	0.50%	0.51%
60 – 64	0.50%	0.51%	0.35%	0.36%
65 – 69	0.35%	0.36%	0.25%	0.27%
70 – 74	0.30%	0.30%	0.20%	0.21%
75 – 80	0.20%	0.21%	0.15%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. But for Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

For Contracts to which this GMWB was added before January 17, 2006, the charge for each age group is:

Annual Charge	Maximum	Current
Ages 50 – 54	0.85%	0.65%
55 – 59	0.65%	0.50%
60 – 64	0.50%	0.35%
65 – 69	0.35%	0.25%
70 – 74	0.30%	0.20%
75 – 80	0.20%	0.15%
Charge Basis	Investment Divisions
Charge Frequency	Daily

You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made. But this charge reduction is not available upon the spouse's continuation of the Contract.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 298. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 294. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see tables below). For more information about the GWB and the different GAWA% tables, please see “LifeGuard Freedom Flex GMWB” beginning on page 302.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

LifeGuard Freedom Flex GMWB With Income Stream Level 1 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.20%	(MO and WA Only) 1.20%	0.60%	(MO and WA Only) 0.60%
6% Bonus and Annual Step-Up	1.40%	1.44%	0.70%	0.72%
7% Bonus and Annual Step-Up	1.70%	1.74%	0.85%	0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 2 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.40%	(MO and WA Only) 1.44%	0.70%	(MO and WA Only) 0.72%
6% Bonus and Annual Step-Up	1.60%	1.62%	0.80%	0.81%
7% Bonus and Annual Step-Up	1.90%	1.92%	0.95%	0.96%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 3 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.60%	(MO and WA Only) 1.62%	0.80%	(MO and WA Only) 0.81%
6% Bonus and Annual Step-Up	1.80%	1.80%	0.90%	0.90%
7% Bonus and Annual Step-Up	2.10%	2.10%	1.05%	1.05%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 4 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	(MO and WA Only) 2.04%	1.00%	(MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 5 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
6% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix J for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix J for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “LifeGuard Freedom Flex GMWB” beginning on page 310. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex GMWB” beginning on page 302. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom Flex GMWB only. If you purchase the LifeGuard Freedom Flex DB, additional charges apply for that benefit. Please see “LifeGuard Freedom Flex DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 79 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see tables below). For more information about the GWB and the different GAWA% tables, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 313.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Level 1 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%	(MO and WA Only) 1.80%	0.90%	(MO and WA Only) 0.90%
6% Bonus and Annual Step-Up	2.00%	2.04%	1.00%	1.02%
7% Bonus and Annual Step-Up	2.30%	2.34%	1.15%	1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Level 2 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.20%	(MO and WA Only) 2.22%	1.10%	(MO and WA Only) 1.11%
6% Bonus and Annual Step-Up	2.40%	2.40%	1.20%	1.20%
7% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Level 3 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	(MO and WA Only) 2.70%	1.35%	(MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix J for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix J for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 322. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 313. Also see “Guaranteed Minimum Withdrawal Benefit Important Special

Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GMWB Charge Base (see table below).

Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

GMWB Charge Base. At election, the GMWB Charge Base is equal to the Guaranteed Withdrawal Balance (“GWB”). After each subsequent purchase payment, the GMWB Charge Base is increased by the amount of the purchase payment net of any applicable Premium taxes, subject to a maximum of $5,000,000. The GMWB Charge Base is not reduced for withdrawals unless a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable. In this case, the GMWB Charge Base is reduced for the Excess Withdrawal amount in the same proportion as the Contract Value is reduced by the Excess Withdrawal. The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

For more information about the GAWA and Stretch RMD, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) beginning on page 324.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GMWB Charge Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or elections after issue (subject to availability) subject to the applicable maximum charge. The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier of the date the endorsement terminates, or the date your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (‘MarketGuard Stretch GMWB’)” beginning on page 324. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 98 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Death Benefit Charges. There is no additional charge for the Contract's basic death benefit. However, for an additional charge, you may select one of the Contract's available optional death benefits in place of the basic death benefit. Please ask your agent whether there are variations on these benefits in your state or contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

For Contracts issued on or after October 6, 2008:

If you select the 5% Roll-up Death Benefit, you will pay 0.60% of the GMDB Benefit Base for this benefit annually (0.15% each Contract Quarter), subject to a maximum annual charge of 1.20% (0.30% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 340.

If you select the 6% Roll-up Death Benefit, you will pay 0.80% of the GMDB Benefit Base for this benefit annually (0.20% each Contract Quarter), subject to a maximum annual charge of 1.60% (0.40% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 341.

If you select the Highest Quarterly Anniversary Value Death Benefit, you will pay 0.30% of the GMDB Benefit Base for this benefit annually (0.075% each Contract Quarter), subject to a maximum annual charge of 0.60% (0.15% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 342.

If you select the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.70% of the GMDB Benefit Base for this benefit annually (0.175% each Contract Quarter), subject to a maximum annual charge of 1.40% (0.35% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 343.

If you select the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.90% of the GMDB Benefit Base for this benefit annually (0.225% each Contract Quarter), subject to a maximum annual charge of 1.80% (0.45% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Death Benefit” under “Optional Death Benefits”, beginning on page 344.

If you select the LifeGuard Freedom DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom GMWB, you will pay two separate charges for the combined benefit. For

LifeGuard Freedom DB, you will pay 0.60% of the GMWB Death Benefit annually (0.15% each Contract Quarter). The charge for LifeGuard Freedom DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom GMWB, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter at the rate of 0.95% annually. For more information about the GMWB Death Benefit, please see “LifeGuard Freedom DB” under “Optional Death Benefits”, beginning on page 346. For more information about the charges for LifeGuard Freedom GMWB, please see page 61, and for benefit information, including the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 164.

We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THE LIFEGUARD FREEDOM DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom 6 DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB, you will pay two separate charges for the combined benefit. For LifeGuard Freedom 6 DB, you will pay 0.60% of the GMWB Death Benefit annually (0.15% each Contract Quarter). The charge for LifeGuard Freedom 6 DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom 6 GMWB, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter at the rate of 0.95% annually. For more information about the GMWB Death Benefit, please see “LifeGuard Freedom 6 DB” under “Optional Death Benefits”, beginning on page 347. For more information about the charges for LifeGuard Freedom 6 GMWB, please see page 62, and for benefit information, including the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 185.

We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THE LIFEGUARD FREEDOM 6 DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom Flex DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options), you will pay two separate charges for the combined benefit. For LifeGuard Freedom Flex DB, you will pay 0.70% of the GMWB Death Benefit annually (0.175% each Contract Quarter). For Contracts purchased in Washington State, the current and maximum charge for LifeGuard Freedom Flex DB is 0.72% of the GMWB Death Benefit annually (0.06% each Contract Month). The charge for LifeGuard Freedom Flex DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom Flex GMWB. The charge for the LifeGuard Freedom Flex GMWB without the Optional Income Upgrade, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter, is 0.95% (for endorsements issued before April 29, 2013) annually. For Contracts purchased in Washington State, the charge for LifeGuard Freedom Flex GMWB without the Optional Income Upgrade is 0.96% (for endorsements issued before April 29, 2013) of the GWB annually (0.08% each Contract Month (for endorsements issued before April 29, 2013)). For more information about the GMWB Death Benefit, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 348. For more information about the charges for LifeGuard Freedom Flex GMWB (with and without the Optional Income Upgrade), please see page 74, and for benefit information, including the GWB, please see “LifeGuard Freedom Flex GMWB” beginning on page 302.

We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable

Investment Divisions only. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

For Contracts issued before October 6, 2008:

If you selected the 5% Roll-up Death Benefit (5% Compounded Death Benefit), you pay 0.45% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THIS 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the 4% Roll-up Death Benefit, you pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the Highest Anniversary Value Death Benefit (Maximum Anniversary Value Death Benefit), you pay 0.25% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the Combination 5% Roll-up and Highest Anniversary Value Death Benefit (Combination Death Benefit), you pay 0.55% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the Combination 4% Roll-up and Highest Anniversary Value Death Benefit, you pay 0.40% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THE COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts issued before August 18, 2003, for the 5% Compounded Death Benefit and the Maximum Anniversary Value Death Benefit, you pay 0.15% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions, and for the Combination Death Benefit, you pay 0.25% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

Three-Year Withdrawal Charge Period. If you select the optional three-year withdrawal charge period feature, you will pay 0.45% on an annual basis of the average daily net asset value of your allocations to the investment divisions. We stop deducting this charge on the date you annuitize.

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Five-Year Withdrawal Charge Period. If you select the optional five-year withdrawal charge period feature, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

20% Additional Free Withdrawal Charge. If you select the optional feature that permits you to withdraw up to 20% of Premiums (subject to certain exclusions) that are still subject to a withdrawal charge minus earnings during a Contract Year without a withdrawal charge, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your

Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Other Expenses. We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached summary prospectuses for the Funds. For more information, please see the “Total Annual Fund Operating Expenses” table beginning on page 16.

Premium Taxes. Some states and other governmental entities charge Premium taxes or other similar taxes. We pay these taxes and may make a deduction from your Contract Values for them. Premium taxes generally range from 0% to 3.5% (the amount of state Premium tax, if any, will vary from state to state).

Income Taxes. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“Distributor”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts. Distributor also serves as distributor of other variable insurance products issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York (“Jackson of NY”).

Distributor is a wholly owned subsidiary of Jackson. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Distributor is not a member of the Securities Investor Protection Corporation (“SIPC”). For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or the Internet (http://brokercheck.finra.org).

The Contracts are offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies (each a "Financial Institution," collectively "Financial Institutions"). No Financial Institution has any legal responsibility to pay amounts that are owed under the Contracts. The obligations and guarantees under the Contracts are the sole responsibility of Jackson. The Financial Institutions are responsible for delivery of various related disclosure documents and the accuracy of their oral description and suitable recommendation of the purchase of the Contracts.

Commissions are paid to Financial Institutions that sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any Premium payment. Where lower commissions are paid up front, trail commissions may also be paid. Commissions may also be paid on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years. The Financial Institutions determine the amount of the commission that will be paid to their registered representatives. The amounts paid may vary based upon the practices of each Financial Institution. We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the Financial Institution waives its commission. You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus. Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law.

Under certain circumstances, the Distributor and/or Jackson may make payments to Financial Institutions in addition to commissions , in connection with the sale of Jackson and Jackson of NY variable insurance products . These payments and/or reimbursements are in recognition of marketing, distribution, and/or administrative support provided by the Financial Institution and may not be offered to all Financial Institutions. The terms of these arrangements vary widely depending on, among other things, products offered; the level and type of marketing, distribution, and administrative support services provided; assets under management; the volume of sales; and the level of access we are provided to the registered representatives of the Financial Institution. Such payments may influence Financial Institutions and/or their registered representatives to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation and the FINRA rules of conduct and Department of Labor (“DOL”) rules and regulations . While such compensation may be significant, it will not result in any additional direct charge by us to you.

Under these compensation structures, the Distributor and/or Jackson may make marketing allowance payments and marketing support payments to the Financial Institutions . Marketing allowance payments are payments that are designed as consideration for product placement and distribution , assets under management, and sales volume. Marketing allowance payments are generally based on a fixed percentage of annual product sales and generally range from 10 to 50 basis points (0.10% to 0.50%). Payments may also be based on a percentage of assets under management or paid as a specified dollar amount. Marketing support payments may be in the form of cash and/or non-cash compensation to or on behalf of Financial Institutions and their registered representatives, and are intended to provide us with exposure to registered representatives so that we may build relationships or educate them about product features and benefits. Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses); client and prospecting events; speaker fees; business development and educational enhancement items (such as software packages containing information for broker use, or prospecting lists); sponsorship payments for participation at conferences and meetings; and other support services, including payments to third party vendors for such services. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to applicable laws and regulations including FINRA rules of conduct and DOL rules and regulations , we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items, occasional meals, and entertainment. Registered representatives may qualify for different levels of sales and service support depending on the volume of business that they do with us.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges.

The alphabetical listing below details the 20 Financial Institutions that received the largest amounts of marketing allowance payments and/or marketing support payments in 2016 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products. The total payments received by a Financial Institution is based on sales of all Jackson and Jackson of NY variable insurance products, thus a Financial Institution may appear on the list even if it is not receiving any payments with respect to sales of the Contracts. Payments to these firms ranged from approximately $525 thousand to approximately $22 million.

Cetera Advisor Networks, LLC
Cetera Advisors, LLC
Commonwealth Financial Network
INVEST Financial Corporation*
Lincoln Financial Advisors
LPL Financial Services
Merrill Lynch
MetLife Securities, Inc.
MML Investors Services, LLC
Morgan Stanley
National Planning Corporation*
Raymond James & Associates, Inc.
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.*
Stifel Nicolaus & Company, Inc.
UBS Financial Services, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.

*Jackson affiliate.

Please see Appendix C for a complete list of Financial Institutions that received amounts of marketing allowance payments and/or marketing support payments in 2016 from the Distributor and/or Jackson in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed and may involve substantial payments on a forward going basis.

Compensation is also paid to employees of the Distributor and/or Jackson who are responsible for providing services to Financial Institutions. These employees are generally referred to as "wholesalers" and may meet with Financial Institutions and/or their registered representatives to provide training and sales support. The compensation paid to the wholesalers may vary based on a number of factors, including Premium payments; types of Contracts or optional benefits (if any) sold by the Financial Institutions that the wholesaler services; wholesaler performance; and overall company performance. The wholesaler may be required to achieve internally-assigned goals related to the same type of factors and may receive bonus payments for the achievement of individual and/or company-wide goals.

In addition to the Distributor, the following Financial Institutions are affiliated with Jackson and under common control within the same holding company structure:

•	National Planning Corporation,

•	SII Investments, Inc.,

•	IFC Holdings, Inc. d/b/a Invest Financial Corporation, and

•	Investment Centers of America, Inc.

The Distributor also has relationships with the sub-advisers to the various underlying Funds and their affiliates. The Distributor receives payments from some sub-advisers to assist in defraying the costs of certain promotional and marketing meetings hosted by the Distributor in which the sub-advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. Our affiliated Financial Institutions may have other relationships with the sub-advisers (apart from Jackson) including selling retail mutual funds managed or advised by certain sub-advisers.

All of the compensation described here, and other compensation or benefits provided by the Distributor and/or Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can create a conflict of interest as it may influence your Financial Institution and registered representative to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the Financial Institution and registered representative. You may ask your registered representative about any variations and how he or she and his or her Financial Institution are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

•	$5,000 under most circumstances

•	$2,000 for a qualified plan Contract

Minimum Additional Premiums:

•	$500 for a qualified or non-qualified plan

•	$50 for an automatic payment plan

•
You can pay additional Premiums at any time during the accumulation phase unless a specific optional benefit or feature provides limitations; however, if you elected the Guaranteed Minimum Accumulation Benefit, no Premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect. Similarly, if you purchased your Contract before May 1, 2010 and you elected the 5% Contract Enhancement, no Premium is accepted after the first Contract Year. If you purchase your Contract in the state of Mississippi, no Premiums will be accepted after the first Contract Year.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse any Premium payment. There is a $100 minimum balance requirement for each Investment Division and Fixed Account. We reserve the right to restrict availability or impose restrictions on the Fixed Account and the GMWB Fixed Account.

Maximum Premiums:

•	The maximum aggregate Premiums you may make without our prior approval is $1 million.

The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the enhanced death benefits, any GMIB, the GMAB or any GMWB. Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract..

Please note that on and after May 16, 2009, we will no longer accept subsequent Premium payments for contracts to which a GMIB endorsement is attached. This subsequent Premium limitation does not apply to contracts issued in Connecticut on or after October 4, 2004, or to contracts issued in Maryland.

Allocations of Premium. You may allocate your Premiums to one or more of the Investment Divisions and Fixed Account. Each allocation must be a whole percentage between 0% and 100%. The minimum amount you may allocate to the Investment Division or a Fixed Account is $100. We will allocate any additional Premiums you pay in the same way unless you instruct us otherwise.

You may not allocate your Contract Values among more than 99 Investment Divisions, Fixed Account Options and the GMWB Fixed Account at any one time. Additionally, you may not choose to allocate your Premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB, Jackson Select with Joint Option GMWB, or Jackson Select Protector GMWB. For more detailed information regarding LifeGuard Select, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 203. For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 215. For more detailed information regarding Jackson Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Endorsement” beginning on page 228. For more detailed information regarding Jackson Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Endorsement” beginning on page 240. For more detailed information regarding Jackson Select Protector GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Endorsement” beginning on page 253.

We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Optional Contract Enhancements.

PLEASE NOTE: EFFECTIVE OCTOBER 15, 2012, THESE ENDORSEMENTS ARE NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

You may elect one of our four optional Contract Enhancement endorsements. The Contract Enhancement endorsements available are the 2% Contract Enhancement endorsement, 3% Contract Enhancement endorsement, 4% Contract Enhancement endorsement, or 5% Contract Enhancement endorsement. Contract Enhancement endorsements are available only at the time you purchase your Contract and to Owners 87 years old and younger. If elected, a Contract Enhancement endorsement cannot be canceled. You may not elect the 3%, 4% or 5% Contract Enhancement endorsements with the 20% Additional Free Withdrawal endorsement or with the Guaranteed Minimum Accumulation Benefit. In addition, if you elect any Contract Enhancement endorsement, you cannot select the Capital Protection Program.

If you elect a Contract Enhancement endorsement, the following Fixed Account restrictions currently apply during the first seven Contract Years (five Contract Years for the 2% Contract Enhancement). The three, five and seven year Fixed Account Options are not available and transfers to any Fixed Account Option are not permitted (including under the Dollar Cost Averaging program). Premiums may be allocated to the one year Fixed Account Option. However, any Premium allocated to the one year Fixed Account must be transferred out of the one year Fixed Account in a series of scheduled monthly transfers to your choice of Investment Divisions within either a 6 or 12 month period beginning on the date we received the Premium. Therefore, at the end of the 6 or 12 month period, all amounts in one year Fixed Account will have been transferred out of the one year Fixed Account. (See "Fixed

Account Options" on page 22.) These restrictions may be modified, eliminated, or otherwise revised, at which time we will provide you with written notice of the changes.

If an optional Contract Enhancement endorsement is elected, then at the end of any Business Day in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement) when we receive a Premium payment, we will credit your Contract Value with a Contract Enhancement. The actual Contract Enhancement percentage applied to the Premium payment varies, depending upon which Contract Enhancement you have elected and the Contract Year in which you make your payment. Therefore, the dollar amount of the actual Contract Enhancement credited to your Contract Value also varies, depending on the Contract Enhancement percentage applied and the amount of the Premium payment. The Contract Enhancement percentage applied to a Premium payment is generally a declining and lesser percentage for Premium payments received after the first Contract Year (see the schedules below).

In addition, since total expenses for a Contract with a Contract Enhancement are higher than those for a Contract without a Contract Enhancement, it is possible that upon surrender you will receive less money back than you would have if you had not elected a Contract Enhancement. This is discussed further on page 87.

2% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5+
Contract Enhancement Percentage of the Premium Payment	2.00%	2.00%	1.25%	1.25%	0.50%	0%

3% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Contract Enhancement Percentage of the Premium Payment	3.00%	3.00%	2.25%	2.00%	2.00%	1.00%	1.00%	0%

4% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Contract Enhancement Percentage of the Premium Payment	4.00%	4.00%	3.00%	2.50%	2.50%	1.25%	1.25%	0%

5% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Contract Enhancement Percentage of the Premium Payment	5.00%	4.50%	3.75%	3.00%	2.25%	1.75%	1.00%	0%

For Contracts issued before May 1, 2010, we will credit your Contract Value with an additional 2%, 3%, 4% or 5% of your payment, depending upon which Contract Enhancement you have elected, but will not credit any Contract Enhancements to Premium payments received after the first Contract Year. If the 5% Contract Enhancement was elected, no Premium is accepted after the first Contract Year.

There is a charge for the optional Contract Enhancement endorsements that is assessed against the Investment Divisions, the Fixed Account and the GMWB Fixed Account for the Contract Enhancements, and its amount depends upon which Contract Enhancement endorsement you elect. For more information about the charges for these endorsements, please see “Contract Enhancement Charge” on page 46.

We will also impose a Contract Enhancement recapture charge if you:

•
make a total withdrawal within the recapture charge schedule or a partial withdrawal within the recapture charge schedule in excess of the free withdrawals permitted by your Contract (or an additional free withdrawal endorsement if elected) (the recapture charge is imposed only on the excess amount above the free withdrawal amount),

•
make a partial withdrawal within the recapture charge schedule in excess of the required minimum distribution of the Internal Revenue Code (the entire withdrawal will be assessed the applicable recapture charge),

•
elect to receive payment under an income option (see Example 3 in Appendix B) (for more information about these income options, see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 331) within the recapture charge schedule, or

•	return your Contract during the Free Look period. (If you return your Contract during the Free Look period, the entire amount of the Contract Enhancement will be recaptured.)

The Recapture Charge schedule(s) can be found beginning on page 46 of this prospectus. The percentage amount of the recapture charge depends upon (i) the corresponding declining amount of the Contract Enhancement based on the Contract Year when the Premium payment being withdrawn was received and (ii) when the recapture charge is imposed based on the Completed Years since the receipt of the related Premium. (See the examples in Appendix B showing how these recapture charges are applied to withdrawals.)

We will not impose the Contract Enhancement recapture charge on any amounts paid out as:

•	earnings (excess of your Contract Value allocated to the Investment Divisions, the Fixed Account and the GMWB Fixed Account over your Remaining Premiums allocated to those accounts)

•	death benefits;

•	withdrawals taken under the additional free withdrawal provisions;

•
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge);

•
if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract (see "Waiver of Withdrawal and Recapture Charges for Certain Emergencies" on page 96 for more information); or

•
if permitted by your state, additional withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract (see "Waiver of Withdrawal and Recapture Charges for Certain Emergencies" on page 96 for more information).

For purposes of the recapture charge, we treat withdrawals as coming first from earnings and then from the oldest Remaining Premium, based on the completed years (12 months) since the receipt of Premiums. (See example 2 in Appendix B for an illustration.) We expect to make a profit on these charges for the Contract Enhancements. Examples in Appendix B may assist you in understanding how recapture charges for the Contract Enhancements work. In certain situations, both a recapture charge and a withdrawal charge will be charged on your withdrawal amount (see examples 1 and 2 in Appendix B).

Your Contract Value will reflect any gains or losses attributable to a Contract Enhancement. Contract Enhancements, and any increase in value attributable to a Contract Enhancement, distributed under your Contract will be considered earnings under the Contract for tax purposes.

As referenced above, there is a charge for the optional Contract Enhancement endorsements. This Contract Enhancement charge is based on the average daily net asset value of your allocations to the Investment Divisions and is deducted from the total value of the Separate Account. In addition, for the Fixed Account and the GMWB Fixed Account, the Contract Enhancement charge lowers the credited rate that would apply if the Contract Enhancement had not been elected. Therefore, you will incur charges on the entire amounts included in your Contract, which includes Premium payments made in the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement and the earnings, if any, on such amounts for the first seven Contract Years (five for the 2% Contract Enhancement). As a result, the aggregate charges assessed will be higher than those that would be charged if you did not elect a Contract Enhancement. Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had not elected a Contract Enhancement. We will impose a Contract Enhancement recapture charge if you make withdrawals in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement). We expect to profit from certain charges assessed under the Contract, including the withdrawal charge, the mortality and expense risk charge and the Contract Enhancement charge.

For Contracts issued before May 1, 2010, if you elect the Contract Enhancement and then make more than relatively small Premium payments during Contract Years two through seven (five for the 2% Contract Enhancement), you would likely have a lower Contract Value than if you had not elected the Contract Enhancement. Thus, the Contract Enhancement is suitable only for those who expect to make substantially all of their Premium payments in the first Contract Year.

For all contracts, charges for the Contract Enhancement are not assessed after the seventh Contract Year (fifth for the 2% Contract Enhancement). Accordingly, the increased Contract Value resulting from a Contract Enhancement is reduced during the first seven Contract Years (five for the 2% Contract Enhancement) by the operation of the Contract Enhancement charge. If you make Premium payments only in the first Contract Year and do not make a withdrawal during the first seven years (five for the 2% Contract Enhancement), at the end of the seven-year period (five for the 2% Contract Enhancement) that the Contract Enhancement charge is applicable, the Contract Value will be equal to or slightly higher than if you had not selected a Contract Enhancement, regardless of investment performance. Contract Values may also be higher if you pay additional Premium payments in the first Contract Year, because those additional amounts will be subject to the Contract Enhancement charge for less than seven full years (five for the 2% Contract Enhancement).

In the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than Contracts without the Contract Enhancement) in the following circumstances:

•	death benefits computed on the basis of Contract Value;

•	withdrawals taken under the 10% free withdrawal provision (or the 20% Additional Free Withdrawal endorsement, if elected);

•	withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code;

•	if permitted by your state, withdrawals under our:

◦	Terminal Illness Benefit;

◦	Specified Conditions Benefit; or

◦	Extended Care Benefit. (See page 96 below.)

You may not elect the 3%, 4% or 5% Contract Enhancement endorsements with the 20% Additional Free Withdrawal option or with the Guaranteed Minimum Accumulation Benefit. In addition, you currently may not elect any Contract Enhancement endorsement with the Capital Protection Program.

If you purchased your Contract between March 18, 2003 and June 3, 2003, the 3% and 4% Contract Enhancements were not available and the Five-Year Withdrawal Charge Period endorsement could not be elected with the 2% Contract Enhancement.

If you purchased your Contract between June 4, 2003 and August 17, 2003, the three, five and seven year Fixed Account Options were not available if the 3% or 4% Contract Enhancement was selected.

If you purchased your Contract between July 14, 2003 and August 17, 2003, the three, five and seven year Fixed Account Options were not available if the 2% Contract Enhancement was selected.

Capital Protection Program. If you select our Capital Protection Program at issue, we will allocate enough of your Premium to the Fixed Account you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original Premium paid. You may allocate the rest of your Premium to any Investment Division(s). If any part of the Fixed Account value is surrendered or transferred before the end of the selected guaranteed period, the value at the end of that period will not equal the original Premium. This program is available only if Fixed Account Options are available. There is no charge for the Capital Protection Program. You should consult your Jackson representative with respect to the current availability of Fixed Account Options, their limitations, and the availability of the Capital Protection Program.

Currently, the Capital Protection Program is not available if you elect a Contract Enhancement endorsement.

For an example of capital protection, assume you made a Premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year. We would allocate $9,152 to that Guarantee Period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken. The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Alternatively, assume Jackson receives a Premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year. Jackson will allocate $6,331 to that Guarantee Period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Investment Division(s) you selected.

Thus, as these examples demonstrate, the shorter Guarantee Periods require allocation of substantially all your Premium to achieve the intended result. In each case, the results will depend on the interest rate declared for the Guarantee Period.

If you elected the Guaranteed Minimum Accumulation Benefit, the Capital Protection Program will not be available while the Guaranteed Minimum Accumulation Benefit is in effect. In addition, the Capital Protection Program will not be available if you purchase the LifeGuard Select Guaranteed Minimum Withdrawal Benefit, LifeGuard Select with Joint Option Guaranteed Minimum Withdrawal Benefit, Jackson Select Guaranteed Minimum Withdrawal Benefit, Jackson Select with Joint Option Guaranteed Minimum Withdrawal Benefit or Jackson Select Protector GMWB.

If you purchased your Contract between June 4, 2003 and August 17, 2003 and you purchased the 3% or 4% Contract Enhancement, the Capital Protection Program was not available.

If you purchased your Contract between July 14, 2003 and August 17, 2003 and you purchased the 2% Contract Enhancement, the Capital Protection Program was not available.

Guaranteed Minimum Accumulation Benefit (“GMAB”). The following description is supplemented by the examples in Appendix D that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT AND RE-ELECTIONS OF THE GMAB ARE NO LONGER PERMITTED.

For Owners 80 years old and younger on the Contract's Issue Date, a Guaranteed Minimum Accumulation Benefit may be available, which permits you to receive a Guaranteed Value (GV)(as defined below) at the end of a Guarantee Period, regardless of your Contract Value. If you elect this GMAB endorsement, no Premium will be accepted more than 90 days after the Issue Date of the Contract while the GMAB is in effect. Also, you may not elect the GMAB in combination with any Contract Enhancement, Guaranteed Minimum Income Benefit (GMIB) or any Guaranteed Minimum Withdrawal Benefit (GMWB). In addition, the GMAB cannot be added after a Contract's Issue Date. Subject to availability, a GMWB may be elected after the GMAB has terminated. The Capital Protection Program is also not available while the GMAB is in effect. We may further limit the availability of this GMAB optional endorsement.

Guaranteed Value. This benefit's GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period. If you select the GMAB when you purchase your Contract, the GV at the beginning of your Guarantee Period is your initial Premium payment, net of any applicable taxes. If the GMAB is re-elected at the end of a Guarantee Period, the GV is generally your Contract Value at the time the new Guarantee Period begins.

The GV will be increased by any subsequent Premium payments, net of any applicable Premium taxes (subject to a maximum of $5 million). (Please see example 2 in Appendix D for an illustration.) However, no additional Premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal. This means that, if the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal may reduce the GV by a dollar amount that is greater than the dollar amount withdrawn. (Please see example 3b in Appendix D for an illustration.) All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

For purposes of the GMAB charge, the GV in effect on the date the charge is deducted is equal to the GV at the beginning of the Guarantee Period, increased by any subsequent Premium payments and decreased by any subsequent partial withdrawals, as described above. For more information regarding the GMAB charge, please see “Guaranteed Minimum Accumulation Benefit Charge” beginning on page 50.

The GV can never be more than $5 million.

Guarantee Period. The Guarantee Period is the time period at the end of which the GV is guaranteed. The Guarantee Period currently available is ten Contract Years. The Guarantee Period begins on the effective date of the endorsement and ends on the Contract Anniversary corresponding to the end of the Guarantee Period. If you select the GMAB when you purchase your Contract, the effective date is the Contract Issue Date.

Required Allocation. On the endorsement's effective date, we automatically allocate a certain percentage of your Premium (if the GMAB is selected when you purchase your Contract) or your Contract Value (if the GMAB is re-elected after the Contract's Issue Date) to the GMAB Fixed Account. The Remaining Premium or Contract Value will be allocated to the Fixed Account Options and Investment Divisions based on the current Premium allocation you have selected for your Contract.

The required allocation percentage for the GMAB Fixed Account is that which is in effect on the effective date of the Guarantee Period and the same allocation percentage remains in effect for the duration of the Guarantee Period. We anticipate the required allocation percentage of Premium or Contract Value to the GMAB Fixed Account will generally range from 15% to 40%. The required allocation percentage may vary, however, from this stated range. Generally, when the interest rate credited to the GMAB Fixed Account is higher, the required allocation to the GMAB Fixed Account will be lower. When the interest rate credited to the GMAB Fixed Account is lower, the required allocation to the GMAB Fixed Account is higher.

The required allocation percentage is declared by the Company in advance and may also vary by state. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared required allocation percentage for your state. Our contact information is on the cover page of this prospectus.

Guaranteed Minimum Accumulation Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, will be allocated to the GMAB Fixed Account in accordance with the required allocation percentage in effect on the effective date of the endorsement. You may not allocate additional monies to this fixed account. The Contract Value in the GMAB Fixed Account is credited with a specific interest rate that is guaranteed and will remain in effect for the entire Guarantee Period. The interest rate is credited daily to the Contract Value in the GMAB Fixed Account so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Period. The interest rate may vary by state but will never be less than 3%. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMAB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from the GMAB Fixed Account prior to the end of the Guarantee Period. The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Guarantee Period. The Excess Interest Adjustment is based on the relationship of the current new business interest rate to the interest rate being credited to you in the GMAB Fixed Account. The current new business interest rate used for this comparison is the interest rate then available on a new Guarantee Period of the same duration, increased by 0.50% per annum. If we are not then offering that duration, we will estimate a base interest rate for that duration based on the closest durations that we are then offering.
Generally, the Excess Interest Adjustment will (a) increase the amount withdrawn, transferred, or annuitized when current new business rates are lower than the rate then being credited to you and (b) decrease the amount withdrawn, transferred, or annuitized when current new business rates are higher than the rate then being credited to you. There will be no Excess Interest Adjustment if these rates are the same.

Moreover, even if the current new business interest rate (after the above-mentioned 0.50% increase) is greater than the interest rate you are then being credited, there will be no Excess Interest Adjustment if the difference between the two is less than 0.50%. This restriction avoids downward adjustments in the GMAB Fixed Account value in situations where the general level of interest rates has declined but the above-mentioned 0.50% increase results in a current new business interest rate that is higher than the rate currently being credited to your GMAB Fixed Account.

There is no Excess Interest Adjustment on: death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; or free withdrawals. In no event will the amount we pay on a total withdrawal, transfer or annuitization from the GMAB Fixed Account be less than the GMAB Fixed Account minimum value. The GMAB Fixed Amount minimum value is the amount that would result from (1) accumulating the following amounts at 3%: (a) any Premium payments (net of any associated Premium taxes) or transfers that you allocate to the GMAB Fixed Account less (b) any withdrawals, transfers, or charges that are taken out of the GMAB Fixed Account; and (2) deducting any withdrawal charges or charge for taxes due in connection with the withdrawal. In the case of a partial withdrawal or transfer from the GMAB Fixed Account, you will have been credited with interest at a rate at least equal to 3% on the amount withdrawn or transferred even if subject to an Excess Interest Adjustment that otherwise would have reduced it below 3%.

The following example illustrates how the GMAB Fixed Account minimum value may affect an Excess Interest Adjustment on a partial withdrawal. If your initial allocation to the GMAB Fixed Account is $10,000 and your declared rate of interest was 5%, after one year (assuming no other transactions or withdrawal charges) your Contract Value in the GMAB Fixed Account would be $10,500. The GMAB Fixed Account minimum interest rate is 3%, so your GMAB Fixed Account minimum value would be $10,300. In this case, an Excess Interest Adjustment could not reduce the withdrawal by more than $200 (the difference between your Contract Value in the GMAB Fixed Account and the GMAB Fixed Account minimum value). For example, upon a $2,000 withdrawal from the GMAB Fixed Account that is subject to a $200 negative Excess Interest Adjustment, the withdrawal would be adjusted to $1,800. However, if it were subject to a negative $400 Excess Interest Adjustment, the $2,000 withdrawal still would only be adjusted to $1,800, so that it does not invade the GMAB Fixed Account minimum value. Immediately after either of these withdrawals, there will be no difference between your Contract Value in the GMAB Fixed Account and GMAB Fixed Account minimum value, and no negative Excess Interest Adjustment will apply on subsequent withdrawals until the Contract Value in the GMAB Fixed Account again grows to be larger than the GMAB Fixed Account minimum value.

Quarterly charges deducted across all Fixed Account Options and Investment Divisions are also deducted from the GMAB Fixed Account in accordance with your Contract's provisions. These charges will not reduce the GV. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMAB Fixed Account.

At the end of the Guarantee Period, if the Contract Value is less than the GV, the Company will add additional money to the Contract Value equal to the difference between the GV and the Contract Value. This additional amount will be allocated within the Contract based on the current Premium allocation for the Contract. The GMAB will be automatically terminated unless a written request for re-election of the GMAB has been received by our Annuity Service Center in good order within 30 days prior to the Contract Anniversary corresponding to the end of the Guarantee Period. If the GMAB is terminated, the GMAB Fixed Account value will be transferred to the Fixed Account Options and Investment Divisions based on the current Premium allocation for the Contract.

Re-election. The GMAB may not be re-elected if any Owner is older than 80 years on the effective date of re-election or if the GMAB is no longer offered (effective May 1, 2011, the GMAB is no longer offered and re-election of the GMAB is not available). If the GMAB is re-elected, the Contract Value will be rebalanced to meet the current GMAB Fixed Account allocation requirements. The GV will be re-set to equal the Contract Value adjusted for any applicable Excess Interest Adjustment on amounts transferred from Fixed Account Options and a new Guarantee Period will be established. In determining the GV, a negative Excess Interest Adjustment associated with any transfer from a Fixed Account Option will reduce the GV as well as the Contract Value. The GV can never be more than $5 million. The required allocation percentage for the GMAB Fixed Account and the GMAB Fixed Account interest rate will be those in effect on the effective date of re-election. The effective date of re-election is the Contract Anniversary corresponding to the end of the previous Guarantee Period.

Transfers. While the GMAB is in effect, transfers between Investment Divisions and Fixed Account Options are still permitted in accordance with your Contract. The Company will automatically transfer amounts to or from the GMAB Fixed Account, as applicable, upon election, re-election, or termination of the GMAB.

Upon re-election, any amount required to be transferred from the Investment Divisions and/or Fixed Account Options to the GMAB Fixed Account will be equal to the required allocation percentage for the GMAB Fixed Account multiplied by the current value of each Investment Division and Fixed Account Option, unless the Owner specifies otherwise. The amount applied to the GMAB Fixed Account on transfers from a Fixed Account Option will be adjusted for any applicable Excess Interest Adjustment under that option. As a result, after the Excess Interest Adjustment, the GMAB Fixed Account value immediately following the transfer may be more or less than the required allocation percentage for the GMAB Fixed Account multiplied by the Contract Value before the Excess Interest Adjustment.

Transfers to or from the GMAB Fixed Account will not count against your Contract's 15 free transfers provision. The Company will not transfer funds in or out of the GMAB Fixed Account during the Guarantee Period. Likewise, you may not elect transfers to or from the GMAB Fixed Account during the Guarantee Period.

Subsequent Premiums. If the GMAB is elected on the Contract's Issue Date, all Premium received within 90 days of the Issue Date will be subject to the required allocation percentage for the GMAB Fixed Account determined at issue. All allocations to the GMAB Fixed Account will be added to the same GMAB Fixed Account. In other words, only one GMAB Fixed Account will exist on a single Contract at a time. As a result, these subsequent allocations will have the same credited rate and period ending date as the initial Premium. Interest credited in the GMAB Fixed Account on subsequent Premiums is credited daily from the date of receipt.

The GV will be increased by any subsequent Premium payments, net of any applicable Premium taxes (subject to a maximum of $5 million). (Please see example 2 in Appendix D for an illustration.)

No additional Premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

Partial Withdrawals. Unless you specify otherwise, partial withdrawals (including applicable charges and adjustments) will be taken proportionately from the GMAB Fixed Account, Fixed Account Options and Investment Divisions. The percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value. Withdrawal Charges and Excess Interest Adjustments may apply to withdrawals.

Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal. This means that, if the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal may reduce the GV by a dollar amount that is greater than the dollar amount withdrawn. (Please see example 3b in Appendix D for an illustration.) All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

While the GMAB is in effect, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account.

Spousal Continuation. If any Owner dies before a Contract with the GMAB is annuitized, the Contract's death benefit is still payable; however, the GMAB terminates without value. Alternatively, the Contract allows a Beneficiary who is a deceased Owner's spouse to continue the Contract, retaining all rights previously held by the Owner. If the spouse continues the Contract and the GMAB endorsement applies to the Contract, the GMAB will continue and no adjustment will be made to the GV at the time of continuation. The Guarantee Period will continue to be based on the original effective date or re-election date, as applicable. Contract Years and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. The spouse may elect to terminate the GMAB upon written request in good order on or after the seventh Contract Anniversary.

Termination. The GMAB endorsement terminates subject to a prorated GMAB charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges plus or minus any Excess Interest Adjustments and not the GV you would have received under the GMAB at the end of the Guarantee Period. The GMAB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); the date the Contract Value equals zero; the date our Service Center receives a written request in good order from you to terminate the GMAB on or after the seventh Contract Anniversary; or at the end of the Guarantee Period, unless the GMAB is re-elected by you.

Upon termination of the GMAB either at the end of the Guarantee Period or at the time of your request on or after the seventh Contract Anniversary, the GMAB Fixed Account value (adjusted for any applicable Excess Interest Adjustment) will be transferred to the Fixed Account Options and Investment Divisions based on the current Premium allocation for the Contract.

Contract Value Is Zero. If, while the GMAB is in effect, your Contract Value is reduced to zero as the result of the deduction of contract charges, the GV will be paid automatically to you and the GMAB will terminate. In addition, all other rights under your Contract cease, as your Contract and all other optional endorsements will terminate without value. The GV will be paid in a lump sum within 60 days after the termination date.

Accumulation Units. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.” During the income phase we use a measure called an “Annuity Unit.”

Every Business Day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

•	determining the total amount of assets held in the particular Investment Division;

•	subtracting any asset-based charges and taxes chargeable under the Contract; and

•	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day. The base Contract has a different Accumulation Unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value.

When you make a Premium payment, we credit your Contract with Accumulation Units. The number of Accumulation Units we credit is determined at the close of that Business Day by dividing the amount of the Premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

In connection with arrangements we have to transact business electronically, we may have agreements in place whereby the time when certain broker-dealers receive your initial Purchase Payment and all required information in Good Order will be used for initial pricing of your Contract values.  However, if we do not have an agreement with a broker-dealer providing for these pricing procedures, initial Purchase Payments received by the broker-dealer will not be priced until they are received by us. As of the date of this prospectus, we have such an agreement with Morgan Stanley Smith Barney LLC and SBHU Life Agency.  Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that provides for these pricing procedures.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between an Investment Division and the Fixed Account must occur prior to the Income Date.

You can make 15 transfers every Contract Year without charge.

A transfer will be effective as of the end of the Business Day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Transfers from the Fixed Account generally will be subject to any applicable Excess Interest Adjustment.

Potential Limits and Conditions on Fixed Account Transfers. There may be periods when we do not offer any Fixed Account. We can prohibit or impose limitations or other requirements on transfers to or from the Fixed Account as permitted by applicable law. Currently, for Contracts with an optional Contract Enhancement, transfers are not permitted to a Fixed Account Option during the first seven Contract Years (five Contract Years for the 2% Contract Enhancement). This restriction may be modified, eliminated, or otherwise revised, at which time we will provide you with written notice of the changes.

In addition, Contracts issued on or after October 11, 2010 also specifically reserve the right to impose the limitations and conditions set forth in 1-4 below with respect to the one-year Fixed Account Option. Although we are not imposing these restrictions as of the date of this prospectus, if we do decide to impose them, they could provide as follows with respect to both new and already outstanding Contracts:

1. During any Contract Year, the aggregate dollar amount of all transfers from the one-year Fixed Account Option (including transfers at the end of the one-year period) could not exceed whichever of the following three maximums apply to you for that year:

•
Maximum transfers during the first Contract Year in which you have Contract Value in the one-year Fixed Account Option subject to these restrictions: 1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary;

•	Maximum transfers during any subsequent Contract Year, if you had Contract Value subject to these restrictions during the preceding Contract year:

i.	1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did not make a 1/3 transfer in the preceding year as mentioned above or

ii.	1/2 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did make such a 1/3 transfer in the preceding year; or

•
Maximum transfers during any Contract Year, if you had Contract Value subject to these restrictions during both of the preceding two Contract Years and, in those years, you made the 1/3 maximum transfer in the first year and 1/2 maximum transfer in the second year as mentioned above: all of your remaining Contract Value in the one-year Fixed Account Option.

2. We could require that any transfer from the one-year Fixed Account Option in a Contract Year occur at least twelve months after the most recent such transfer in the previous Contract Year.

3. We could restrict or prohibit your transfers into or allocations of any additional Premiums to the one-year Fixed Account Option in any Contract Year in which you make a transfer from the one-year Fixed Account Option.

4. We could restrict or prohibit your transfers from the one-year Fixed Account Option in any Contract Year in which you make a transfer into or allocate any additional Premiums to the one-year Fixed Account Option.

We may impose restrictions 1-4 separately or in combination but we expect that they would be imposed as a group, so that you would be subject to all of these restrictions if you are subject to any of them.

Certain systematic investment programs could be excluded from the restrictions listed in 1-4 above, such that transfers under those programs would not count against the maximum amounts that may be transferred out of the one-year Fixed Account Option and the Contract Value under such programs would be excluded from the computation of such maximum amounts.

We also could permit or require that a systematic transfer program be used to make transfers from any Fixed Account Options. For example, you could be permitted to have the three transfers that are referred to in restriction 1 above automated through a systematic transfer out (“STO”) on each of your next three Contract Anniversaries. The amount automatically transferred on each of such three Contract Anniversaries would be the maximum amount that would be permitted to be transferred on that date under restriction 1, such that following the automatic STO transfer on the third such Contract Anniversary you would no longer have any Contract Value in the one-year Fixed Account Option. If we establish such an STO for you, however, we would (pursuant to restrictions 3 and 4 above) prohibit you from making any other transfer from, or any Premium payments or transfers into, the one-year Fixed Account Option during any Contract Year in which an automatic STO transfer is made for you. Also (pursuant to restriction 2 above) you could elect such an STO only if (i) at least twelve calendar months have passed since your last STO program (if any) had ended and (ii) during the Contract Year in which you make the election, you have not made any transfers from, or any Premium payments or transfers into the one-year Fixed Account Option (unless you made the transfer or Premium payment before the time we had instituted restrictions 1-4). Transfers pursuant to any STO would not count toward your 15 free transfer limit.

If we require you to commence an STO at a time when, due to any of the foregoing restrictions, you would not be eligible to elect such a program, the three annual STO transfers will be delayed. In that case, the first such STO transfer would occur on the first Contract Anniversary after you are eligible to elect an STO.

If we impose the restrictions described in 1-4 above, we would provide you prompt written notice of that fact, as well as any requirement or option to commence an STO. In that case, the restrictions would be effective immediately and we would not expect to provide you with an opportunity to make transfers from the one-year Fixed Account Option, other than in compliance with and subject to the limitations in such restrictions. Accordingly, if your Contract is issued on or after October 11, 2010, you should consider whether you are willing to be subject to those limitations before you allocate any Premiums or transfers to the one-year Fixed Account Option.

Under Contracts issued on or after October 10, 2010, we also may restrict your participation in any systematic investment program if you allocate any amounts to a Fixed Account Option.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive Business Days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above. Our Annuity Service Center representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Annuity Service Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next Business Day. We will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•	by making either a partial or complete withdrawal,

•	by electing the Systematic Withdrawal Program,

•	by electing a Guaranteed Minimum Withdrawal Benefit, or

•	by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

Withdrawals under the Contract may be subject to a withdrawal charge. For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest Remaining Premium. When you make a complete withdrawal you will receive the value of your Contract as of the end of the Business Day your request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, charges due under any optional endorsement and all applicable withdrawal charges, adjusted for any applicable Excess Interest Adjustment. For more information about withdrawal charges, please see “Withdrawal Charge” beginning on page 44. We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing. We will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account Option or Investment Division from which you are making the withdrawal. If you are not specific in your withdrawal request, your withdrawal will be taken from your allocations to the Investment Divisions, Fixed Account Options, GMAB Fixed Account and GMWB Fixed Account based on the proportion their respective values bear to the Contract Value. If you are specific in your withdrawal request, please know that, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value. Similarly, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage. After your withdrawal, at least $100 must remain in each Fixed Account Option or Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal. If your Contract contains the GMAB, a GMWB containing a Transfer of Assets provision, any systematic withdrawal request for a specified dollar amount or specified percentage from a particular Investment Division, the Fixed Account or the GMWB Fixed Account will be limited in that such withdrawals cannot be made from the GMAB Fixed Account or the GMWB Fixed Account. If you wish your systematic withdrawal to include amounts allocated to the GMAB Fixed Account or the GMWB Fixed Account, your systematic withdrawal must be taken proportionally from all of the allocations (to the Investment Divisions, the GMWB Fixed Account and the Fixed Account, including the GMAB Fixed Account) based on their respective values in relation to the Contract Value.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal. There are conditions and limitations, so please contact our Annuity Service Center for more information. Our contact information is on the cover page of this prospectus. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make. There are limitations on withdrawals from qualified plans. For more information, please see “TAXES” beginning on page 355.

Waiver of Withdrawal and Recapture Charges for Certain Emergencies. We will waive the withdrawal charge (withdrawals from the Investment Divisions, the Fixed Account and the GMWB Fixed Account), but not any Excess Interest Adjustment that would otherwise apply in certain circumstances by providing you, at no charge, the following:

•
Terminal Illness Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account that you withdraw after providing us with a physician's statement that you have been diagnosed with an illness after the Contract’s issue date that will result in your death within 12 months;

•
Specified Conditions Benefit, under which you may make a one-time withdrawal of up to 25% (for joint Owners, this benefit applies to each of them for 12 1/2%) of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account with no withdrawal charge or recapture charge after having provided us with a physician's statement that you have been diagnosed with one of the following conditions after the Contract’s issue date:

◦	Heart attack

◦	Stroke

◦	Coronary artery surgery

◦	Life-threatening cancer

◦	Renal failure or

◦	Alzheimer's disease; and

•
Extended Care Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account that you withdraw after providing us with a physician's statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued.

You may exercise these benefits once under your Contract.

Optional Three-Year Withdrawal Charge Period. You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a three-year withdrawal period with withdrawal charges in contribution years one through three of 7.5%, 6.5% and 5%, respectively, and 0% thereafter. The charge for this optional feature on an annualized basis is 0.45% of average daily net asset value of your allocations to the Investment Divisions. If you elect the optional Three-Year Withdrawal Charge Period endorsement, a lower commission will be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement. You may not elect this option if you elect the Five-Year Withdrawal Charge endorsement or the 20% Additional Free Withdrawal endorsement.

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Optional Five-Year Withdrawal Charge Period. If you are 85 years of age or younger, you may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a five-year withdrawal period with withdrawal charges in contribution years one through five of 8%, 7%, 6%, 4% and 2%, respectively, and 0% thereafter. The charge for this optional feature on an annualized basis is 0.30% of average daily net asset value of your allocations to the Investment Divisions.

The charges for the Five-Year or Three-Year Withdrawal Charge Period options continue for as long as one holds the Contract. The potential benefits of those options normally will persist for no more than four to six years, depending on performance (the greater the performance the less the benefit) and payment patterns (large subsequent payments in relation to the initial payment make the benefits persist for a longer time than for a Contract where only the initial payment is made). In the case of some surrenders in the second and third Contract years, the Five-Year Withdrawal Charge Period does not provide a benefit and may even impose a small detriment.

If you purchased your Contract between March 18, 2003 and August 17, 2003, the Five-Year Withdrawal Charge Period endorsement could not be elected with the 2% Contract Enhancement.

If you purchased your Contract prior to May 1, 2006, the Five-Year Withdrawal Charge Period option could not be elected with the Three-Year Withdrawal Charge Period option.

20% Additional Free Withdrawal. If you elect the 20% Additional Free Withdrawal endorsement, you may withdraw an additional 20% of Premiums that are subject to a withdrawal charge (subject to certain exclusions), minus earnings, during a Contract Year without a withdrawal charge and you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. This endorsement will replace the 10% Additional Free Withdrawal endorsement. The 20% Additional Free Withdrawal endorsement is a liquidity feature that provides a benefit if you contemplate or need to take large withdrawals. The 20% Additional Free Withdrawal endorsement provides extra liquidity in any market environment but, when it is elected in combination with any GMWB, taking full advantage of the endorsement may have an adverse effect on the GMWB if the withdrawal exceeds the GAWA, as a withdrawal in excess of the GAWA may always reduce the GAWA and potentially limit the benefits available. In fact, any time you use the 20% Additional Free Withdrawal endorsement when the amount of the withdrawal exceeds the GAWA and the Contract Value is less than the GWB, it is disadvantageous. You may not elect this option if you elect the 3%, 4% or 5% Contract Enhancement endorsements or if, prior to May 1, 2006, you elected the Three-Year Withdrawal Charge Period option.

Guaranteed Minimum Withdrawal Benefit Considerations. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries. The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments. A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs. Moreover, the GMWB does not assure that you will receive any return on your investments. The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation. Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns. The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of affecting a step-up. However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value. Our obligations to pay you more than your Contract Value will only arise under limited circumstances. Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Step-Up, and the Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount endorsements are available only to spouses and differ from the For Life GMWB with Bonus and Step-Up without the Joint Option, and the For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount without the Joint Option endorsements (which are available to spouses and unrelated parties) and enjoy the following advantages:

•
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective. (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “LifeGuard Freedom Flex With Joint Option GMWB” subsection beginning on page 313, and the “Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” subsection beginning on page 275.)

•
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWBs have a higher charge than the respective For Life GMWBs without the Joint Option.

Additionally, the timing and amounts of withdrawals under a GMWB have a significant impact on the amount and duration of benefits. The cumulative cost of a GMWB also is greater the longer the duration of ownership. The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as a For Life Guarantee (59 1/2) and a GWB adjustment (70)) are locked-in. Conversely, forecasts at younger ages may prove less reliable. You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that a GMWB might provide.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin. The Income Date is either a date that you choose or the Latest Income Date. For Contracts issued on or after April 6, 2009, the Latest Income Date is the Contract Anniversary on or next following the Owner's 95th birthday under a non-qualified Contract, or such earlier date as required by the applicable qualified plan, law or regulation. For Contracts issued before April 6, 2009, the Latest Income Date is generally the date on which the Owner attains age 90 under a non-qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 331.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you. Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you. Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date. Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize. To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation. After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date. Please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 331 for further information about the Latest Income Date and its extension. Please also see “Extension of Latest Income Date” beginning on page 357 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

Please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit's Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate. Please see “Election” and “Withdrawals” under each GMWB for more information about the GWB and GAWA. Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

Required Minimum Distributions under Certain Tax Qualified Plans. (“RMDs”). The following RMD NOTES contain important information about withdrawals of RMDs from a Contract with a GMWB. However, for the MarketGuard Stretch GMWB, please refer to the Stretch RMD Notes on page 328. For certain tax-qualified Contracts, GMWBs allow withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) to meet a Contract’s RMD without compromising the guarantees. The RMD NOTES describe conditions, limitations and special situations related to withdrawals involving a RMD.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. An RMD exceeding our calculation may also result in an Excess Withdrawal for purposes of your GMWB. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with a GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E and in Appendix H under section “II. MarketGuard Stretch”, specifically examples 4, 5, and 7, and in Appendix F and in Appendix H under section “I. LifeGuard Freedom 6 Net”, specifically examples 6, 7, and 9.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that a particular GMWB ultimately suits your needs relative to your RMD.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements. With regard to other qualified plans, you must determine what your qualified plan permits. Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”). The following description is supplemented by some examples in Appendix E that may assist you in understanding how the calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 7% GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may limit the availability of this optional endorsement. Once selected, the 7% GMWB cannot be canceled. If you select the 7% GMWB when you purchase your Contract, your net Premium payment will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary. If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount. Upon selection, the GAWA is equal to 7% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%. However, withdrawals are not cumulative. If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year. If you withdraw more than 7%, the guaranteed amount available may be less than the total Premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA. Each time you make a Premium payment, the GWB is increased by the amount of the net Premium payment. Also, the GAWA will increase by 7% of the net Premium payment or 7% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent Premium payment, however, that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too. Withdrawals greater than GAWA impact the GAWA differently, depending on when you selected the 7% GMWB, because the calculation is different. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal, or

•	the GWB after the partial withdrawal,
– or –
For Contracts to which this endorsement was added on and after May 2, 2005, 7% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.
For Contracts to which this endorsement was added before May 2, 2005, 7% of the greater of:

1.	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

2.	the GWB after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

For certain tax-qualified Contracts to which the 7% GMWB is added on and after January 17, 2006 (subject to availability), withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) are allowed, under certain circumstances, to meet the Contract's RMD under the Internal Revenue Code (Code), and the endorsement's guarantees will not be compromised. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information. Otherwise, the GWB and GAWA could be adversely recalculated, as described above.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-up. In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	7% of the new GWB; Or
	●	The GAWA before the step-up.

The first opportunity for a step-up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

•	For Contracts to which the 7% GMWB was added before January 17, 2006, step-ups are only allowed on or during the 30-day period following a Contract Anniversary.

A step-up is allowed at any time, but there must always be at least five years between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date. The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Your spouse may elect to “step-up” on the continuation date. If the Contract is continued under the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 354), the value applicable upon “step-up” is the Contract Value, including any adjustments applied on the continuation date. Any subsequent “step-up” must follow the “step-up” restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

Termination. The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB. The 7% GMWB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 7% GMWB.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the step-ups.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earlier of:

•	The Owner’s (or any joint Owner’s) death;

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date (or, for Contracts issued on or after September 28, 2009 with an application revision date of 09/09 or later, on any Contract Anniversary); and once added cannot be canceled. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you instead added this GMWB to your Contract post issue on a Contract Anniversary, the GWB was calculated based on Contract Value, which included any previously applied Contract Enhancements, and, as a result, we subtracted any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, this GMWB might be continued by a spousal Beneficiary. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. Once the GAWA percentage is determined, it will not change. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 360).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before May 1, 2010, the GAWA is reset to equal the GWB, if the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after May 1, 2010, the GAWA will be reset to equal the GWB if the GWB is less than the GAWA at the end of a Contract Year. The tables below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99 for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before May 1, 2010, the GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal.
For GMWBs issued on or after May 1, 2010, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after May 1, 2010 –
The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

●	Zero.
The GAWA is recalculated, equaling:
●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract before May 1, 2010 –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal; Or
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract -	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). (See Examples 6 and 7 in Appendix E.)

Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

The first opportunity for a step-up is the fifth Contract Anniversary after this GMWB is added to the Contract. Thereafter, a step-up is allowed at any time, but there must always be at least five years between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner.
If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB. Your spouse may elect to step-up on the continuation date. If the Contract is continued under the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 354), the value applicable upon step-up is the Contract Value, including any adjustments applied on the continuation date. Any subsequent step-up must follow the step-up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date). Upon spousal continuation of a Contract without the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, if the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up is available at the time, the spouse may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The first date both the GWB and the Contract Value equals zero; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB. The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. This GMWB is available to add to a Contract on the Contract’s Issue Date (or, for Contracts issued on or after September 28, 2009 with an application revision date of 09/09 or later, on any Contract Anniversary). This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.

This GMWB is available to Owners 80 years old and younger on the date on which this endorsement is selected. If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your Premium payment net of any applicable taxes, plus (for GMWBs issued on or after May 1, 2011) any Contract Enhancement, will be used as the basis for determining the GWB. For GMWBs issued before May 1, 2011, the GWB will not include any Contract Enhancement. The 5% GMWB With Annual Step-Up may also be selected after the Issue Date (subject to availability) within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less (for GMWBs issued before May 1, 2011) any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted. If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before May 1, 2011, the GAWA is reset to equal the GWB if the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after May 1, 2011, both at the time of an Excess Withdrawal (see below) and at the end of a Contract Year, the GAWA will be reset to equal the GWB if the GWB is less than the GAWA.

Withdrawal charges, asset allocation fees, Contract Enhancement recapture charges, Excess Interest Adjustments and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA. Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes, plus (for GMWBs issued on or after May 1, 2011) any Contract Enhancement. Also, the GAWA will increase by either (a) 5% of the sum of i) the subsequent Premium payment less any applicable taxes, plus ii) (for GMWBs issued on or after May 1, 2011) any Contract Enhancement, or (b) 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well . Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than the GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5, and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is recalculated as follows:

1.	For GMWBs issued before May 1, 2011, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

2.	For GMWBs issued on or after May 1, 2011, the GAWA is unchanged at the time of the withdrawal. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal, or

•	the GWB after the partial withdrawal, or

•	5% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E). For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, asset allocation fees, recapture charges, Excess Interest Adjustments and other charges and adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, partial 1035 exchanges and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-up for GMWBs issued on or after May 1, 2011. If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract Quarterly Anniversary (a “step-up”). After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary. If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary. If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary. Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary or Contract Quarterly Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 days prior to the Contract Anniversary or Contract Quarterly Anniversary.

Step-up for GMWBs issued before May 1, 2011. On each of the first 12 Contract Anniversaries from the effective date of the GMWB, the GWB will automatically reset to the greater of the Contract Value or the GWB before step-up, and the GAWA becomes the greater of 5% of the new GWB or the GAWA before step-up. On or after the 13th Contract Anniversary from the effective date of the GMWB, you may elect to step-up the GWB to the Contract Value. This election may be made at any time upon your written request, so long as there is at least one year between step-ups. Upon election of a step-up, the GMWB charge may be increased, subject to the maximum annual charge. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when the Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is

available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up. The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if available – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on an annual basis, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero. Subject to the Company’s approval, you may elect to receive payments more frequently than annually.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. For GMWBs issued before May 1, 2011, upon your death as the Owner, your Beneficiary will receive the scheduled payments until the GWB is reduced to zero. For GMWBs issued on or after May 1, 2011, upon your death as Owner, or the death of a joint Owner, all payments cease. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective. In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available. For GMWBs issued on or after May 1, 2011, this income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 331.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. This GMWB is available to add to a Contract on the Contract’s Issue Date (or, for Contracts issued on or after September 28, 2009 with an application revision date of 09/09 or later, on any Contract Anniversary). This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 6% GMWB With Annual Step-Up cannot be canceled.

This GMWB is available to Owners 80 years old and younger on the date on which this endorsement is selected. If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your Premium payment net of any applicable taxes, plus (for GMWBs issued on or after May 1, 2011) any Contract Enhancement, will be used as the basis for determining the GWB. For GMWBs issued before May 1, 2011, the GWB will not include any Contract Enhancement. The 6% GMWB With Annual Step-Up may also be selected after the Issue Date (subject to availability) within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less (for GMWBs issued before May 1, 2011) any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 6% of the GWB. The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%. However, withdrawals are not cumulative. If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year. If you withdraw more than 6%, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted. If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before May 1, 2011, the GAWA is reset to equal the GWB if the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after May 1, 2011, both at the time of an Excess Withdrawal (see below) and at the end of a Contract Year, the GAWA will be reset to equal the GWB if the GWB is less than the GAWA.

Withdrawal charges, asset allocation fees, Contract Enhancement recapture charges, Excess Interest Adjustments and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA. Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes, plus (for GMWBs issued on or after May 1, 2011) any Contract Enhancement. Also, the GAWA will increase by either (a) 6% of the sum of i) the subsequent Premium payment less any applicable taxes, plus ii) (for GMWBs issued on or after May 1, 2011) any Contract Enhancement, or (b) 6% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than the GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5, and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is recalculated as follows:

1.	For GMWBs issued before May 1, 2011, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

2.	For GMWBs issued on or after May 1, 2011, the GAWA is unchanged at the time of the withdrawal. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal, or

•	the GWB after the partial withdrawal, or

•	6% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E). For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, asset allocation fees, recapture charges, Excess Interest Adjustments and other charges and adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, partial 1035 exchanges, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-up for GMWBs issued on or after May 1, 2011. If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract Quarterly Anniversary (a “step-up”). After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary. If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary. If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary. Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary or Contract Quarterly Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 days prior to the Contract Anniversary or Contract Quarterly Anniversary.

Step-up for GMWBs issued before May 1, 2011. On each of the first 12 Contract Anniversaries from the effective date of the GMWB, the GWB will automatically reset to the greater of the Contract Value or the GWB before step-up, and the GAWA becomes the greater of 6% of the new GWB or the GAWA before step-up. On or after the 13th Contract Anniversary from the effective date of the GMWB, you may select to step-up the GWB to the Contract Value. This election may be made at any time upon your written request, so long as there is at least one year between step-ups. Upon election of a step-up, the GMWB charge may be increased, subject to the maximum annual charge. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when the Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the original Contract's Issue Date. Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up. The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. For GMWBs issued before May 1, 2011, upon your death as the Owner, your Beneficiary will receive the scheduled payments until the GWB is reduced to zero. For GMWBs issued on or after May 1, 2011, upon your death as Owner, or the death of a joint Owner, all payments cease. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective. In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available. For GMWBs issued on or after May 1, 2011, this income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 331.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”). The following description is supplemented by some examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. The 5% GMWB without step-up is not available on a Contract that already has a GMWB (one GMWB only per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB without step-up cannot be canceled. If you select the 5% GMWB without step-up when you purchase your Contract, your Premium payment net of any applicable taxes will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 5% GMWB without step-up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB without step-up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E). The GWB can never be more than $5 million, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total Premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB without Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA. Each time you make a Premium payment, the GWB is increased by the amount of the net Premium payment. Also, the GAWA will increase by 5% of the net Premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent Premium payment, however, that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal; or

•	5% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

For certain tax-qualified Contracts, the 5% GMWB without step-up allows for withdrawals greater than GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB without step-up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB without step-up endorsement already applies to the Contract, the 5% GMWB without step-up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB without Step-Up, if the 5% GMWB without Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB without Step-Up. The 5% GMWB without Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB Without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB without Step-Up.

5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the step-ups and example 9 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the Premium net of any applicable Premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the step-up.

Step-ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a step-up is allowed at any time upon your request, so long as there is at least one year between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-ups will continue automatically or as permitted; otherwise, the above rules for step-ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the step-ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 60th birthday (or with joint Owners, the oldest Owner's 60th birthday). If the Owner (or oldest Owner) is 60 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If this GMWB was added to your Contract prior to December 3, 2007, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007 –
The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

●	Zero.
The GAWA is recalculated as follows:
●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007 –
The GWB is recalculated, equaling the lesser of:
●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the Premium net of any applicable Premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the step-up.

Step-ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a step-up is allowed at any time upon your request, so long as there is at least one year between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-ups will continue automatically or as permitted; otherwise, the above rules for step-ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the step-ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person, or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the

GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the Premium net of any applicable Premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the step-up.

The first opportunity for a step-up is the fifth Contract Anniversary after this GMWB is added to the Contract. During the first ten Contract Years after this GMWB is added to the Contract, step-ups are only allowed on or during the 30-day period following a Contract Anniversary. Thereafter, a step-up is allowed at any time, but there must always be at least five years between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦
The Beneficiary is also allowed a step-up. The step-up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the Beneficiary's election to continue the Contract is in Good Order. Otherwise, the above rules for step-ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium net of any applicable Premium taxes.
●	With any step-up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the step-ups and example 10 for the For Life Guarantee.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life's 65th birthday. If the youngest Covered Life is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the Contract Value will be adjusted by the difference between the charges actually paid and the charges that would have been paid assuming the correct age. Future GMWB charges will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and, if added prior to January 16, 2007, it cannot be canceled except by a spousal Beneficiary, who, upon the Owner's death, may elect to continue the Contract without the GMWB. If this GMWB is added on January 16, 2007 or later, then it cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the maximum of the Guaranteed Annual Withdrawal Amount (GAWA) or the required minimum distribution. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the Premium net of any applicable Premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the step-up.

Step-ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a step-up is allowed at any time upon your request, so long as there is at least one year between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force and before the Income Date, this GMWB terminates without value unless continued by the spouse. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint 5% For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦
If the surviving spouse is a Covered Life and the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date. If the For Life Guarantee is not already in effect and the surviving spouse is a Covered Life, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest original Covered Life's 65th birthday, and the above rules for the For Life Guarantee apply. The effective date of the For Life Guarantee will be set on the effective date of the endorsement.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	Step-ups will continue automatically or as permitted in accordance with the above rules for step-ups.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•	Continue the Contract without this GMWB (GMWB is terminated) if the GMWB was added to the Contract prior to January 16, 2007. Thereafter, no GMWB charge will be assessed.

•
Continue the Contract without this GMWB (GMWB is terminated) if this GMWB was added to the Contract on January 16, 2007 or later and if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract in which this GMWB was added prior to January 16, 2007 if the spousal Beneficiary elects to continue the Contract without the GMWB;

•
The Continuation Date on a Contract in which this GMWB was added on January 16, 2007 or later, if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.
Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the step-ups, example 8 for the bonus and examples 9 and 10 for the For Life Guarantees.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life's 65th birthday. If the youngest Covered Life is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the Contract Value will be adjusted by the difference between the charges actually paid and the charges that would have been paid assuming the correct age. Future GMWB charges will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and, if added prior to January 16, 2007, it cannot be canceled except by a Spousal Beneficiary, who, upon the Owner's death, may elect to continue the Contract without the GMWB. If this GMWB is added on January 16, 2007 or later, then it cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the maximum of the Guaranteed Annual Withdrawal Amount (GAWA) or the required minimum distribution. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the Premium net of any applicable Premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the step-up.

The first opportunity for a step-up is the fifth Contract Anniversary after this GMWB is added to the Contract. During the first ten Contract Years after this GMWB is added to the Contract, step-ups are only allowed on or during the 30-day period following a Contract Anniversary. Thereafter, a step-up is allowed at any time, but there must always be at least five years between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force and before the Income Date, this GMWB terminates without value unless continued by the spouse. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint 5% For Life GMWB With Bonus and Five-Year Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦
If the surviving spouse is a Covered Life and the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date. If the For Life Guarantee is not already in effect and the surviving spouse is a Covered Life, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest original Covered Life's 65th birthday, and the above rules for the For Life Guarantee apply. The effective date of the For Life Guarantee will be set on the effective date of the endorsement.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	The spouse may elect to step-up the Contract Value on the first Contract Anniversary on or immediately following the Continuation Date; otherwise the above rules for step-up apply.

◦	Bonuses will continue to apply according to the rules below for Bonuses.

◦	Contract Anniversaries and Contract Years will continue to be based on the original Contract's Issue Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•	Continue the Contract without this GMWB (GMWB is terminated) if the GMWB was added to the Contract prior to January 16, 2007. Thereafter, no GMWB charge will be assessed.

•
Continue the Contract without this GMWB (GMWB is terminated) if this GMWB was added to the Contract on January 16, 2007 or later and if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract in which this GMWB was added prior to January 16, 2007 if the spousal Beneficiary elects to continue the Contract without the GMWB;

•
The Continuation Date on a Contract in which this GMWB was added on January 16, 2007 or later, if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled. The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium net of any applicable Premium taxes.
●	With any step-up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:

●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest joint Owner's 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the step-ups.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007 –
The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

●	Zero.
The GAWA is recalculated as follows:
●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007 –
The GWB is recalculated, equaling the lesser of:
●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
●	The GAWA percentage multiplied by the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Base (BDB). The BDB equals initial Premium net of any applicable Premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue. Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a step-up is allowed at any time upon your request, so long as there is at least one year between step-ups. The GWB can never be more than $5 million with a step-up. However, automatic step-ups still occur and elected step-ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-ups will continue automatically or as permitted; otherwise, the above rules for step-ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death. The GAWA percentage will not change on future step-ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups and example 10 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract

Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007 –
The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

●	Zero.
The GAWA is recalculated as follows:
●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007 –
The GWB is recalculated, equaling the lesser of:
●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
●	The GAWA percentage multiplied by the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Base (BDB). The BDB equals initial Premium net of any applicable Premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue. Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a step-up is allowed at any time upon your request, so long as there is at least one year between step-ups. The GWB can never be more than $5 million with a step-up. However, automatic step-ups still occur and elected step-ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect, at least one Covered Life remains alive and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but not less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	Step-ups will continue automatically or as permitted in accordance with the above rules for step-ups.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). The BDB equals initial Premium net of any applicable Premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon step-up, if the highest quarterly Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a step-up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon step-up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. You may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of step-up, the highest quarterly Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date. The GAWA percentage will not change on future step-ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2008. At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033. (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.
This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum

Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). The BDB equals initial Premium net of any applicable Premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon step-up, if the highest quarterly Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon step-up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. You may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of step-up, the highest quarterly Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above. The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment is null and void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date. The GAWA percentage will not change on future step-ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.

●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2008. At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033. (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest Covered Life's 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”).

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). The BDB equals initial Premium net of any applicable Premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date. The GAWA percentage will not change on future step-ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.

The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009 At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2012), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2022. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.
The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”).

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the

Benefit Determination Baseline (BDB). The BDB equals initial Premium net of any applicable Premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the applicable maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of step-up, the

Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date. The GAWA percentage will not change on future step-ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.

●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009. At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets. This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary. This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB, if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

•    For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200 % Guaranteed Withdrawal Balance Adjustment. (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".) If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200%

GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the Premium payment plus 400% of the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB Adjustment. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”).

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon step-up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50% (1.20% if this endorsement is added to the Contract before September 28, 2009). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the Premium plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon step-up, the application of any bonus, or the application of a GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Anniversary Value Death Benefit, etc.). The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix G. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Transfers from Fixed Account Options will be subject to an Excess Interest Adjustment, if applicable. There is no Excess Interest Adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix G for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits). In other words, any increase in the GAWA (due to, for example, a Premium payment, a step-up, the application of any bonus or the application of a GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix E. Please also see the Transfer of Assets Methodology in Appendix G, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Options. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any step-ups and increases in your GAWA. If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Options according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, 200% GWB Adjustment, 400% GWB Adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GMWB death benefit is void and will not be included in the continuation adjustment.

◦	The GWB adjustment provisions are void.

◦	The Bonus provision is void.

◦	Step-ups will continue as permitted; otherwise, the above rules for step-ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	The Liability factors for the transfer of assets formulas (see Appendix G) will continue to be based on the duration since the effective date of the GMWB endorsement.

◦	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated).

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current Premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current Premium allocation for the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base step-up if the Bonus Base increases due to the step-up and if the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base step-up, if later; or

●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a step-up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, 200% GWB Adjustment, 400% GWB Adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary. This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB, if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

•    For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of either Covered Life's falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment. (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".) If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday,

Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the Premium payment plus 400% of the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB Adjustment will be of no benefit. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both Covered Lives are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”).

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon step-up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86% (1.50% if this endorsement is added to the Contract before September 28, 2009). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the Premium plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon step-up, the application of any bonus, or the application of a GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Anniversary Value Death Benefit, etc.). The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix G. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Transfers from Fixed Account Options will be subject to an Excess Interest Adjustment, if applicable. There is no Excess Interest Adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix G for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits). In other words, any increase in the GAWA (due to, for example, a Premium payment, a step-up, the application of any bonus or the application of a GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix E. Please also see the Transfer of Assets Methodology in Appendix G, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Options. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any step-ups and increases in your GAWA. If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Options according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, 200% GWB Adjustment, 400% GWB Adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.

If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The applicable GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment provisions are null and void.

◦
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules above. The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base step-up, or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
The Liability factors for the transfer of assets formulas (see Appendix G) will continue to be based on the youngest Covered Life’s attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

◦	If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current Premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current Premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base step-up if the Bonus Base increases due to the step-up and if the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base step-up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a step-up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life. If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, 200% GWB Adjustment, 400% GWB Adjustment or GMWB death benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select”).

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

The following description of this GMWB is supplemented by the examples in Appendix F, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups, example 10 for the Bonus, example 13 for the GWB Adjustment and example 14 for transfer of assets.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination and any election of a new GMWB, as may be made available, must be received in writing in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. This GMWB is not currently available to add to a Contract after the Contract Issue Date. It may be made available in the future on any Contract Anniversary. This GMWB is also not available on a Contract that has another GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB), or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB is determined on the Contract Issue Date, and the GAWA derives from the GWB.

On the Contract Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for GMWBs issued on or after October 11, 2010) any Contract Enhancement.
Election After Issue, subject to availability –
The GWB equals the Contract Value.

The endorsement will be effective on the Contract Anniversary following receipt of the request in Good Order.

Requests must be received within the 30 calendar days prior to the Contract Anniversary.

The GAWA is determined based on the Owner's (or oldest joint Owner's) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date, or the effective date of the endorsement.

Contract Enhancements and the corresponding recapture charges were not included in the calculation of the GWB when this GMWB was added to the Contract on the Issue Date for Contracts issued prior to October 11, 2010. This is why Premium (net of any applicable Premium taxes) is used under those Contracts to calculate the GWB when this GMWB was added to the Contract on the Issue Date. This resulted in a GWB that was less than Contract Value when this GMWB was added to the Contract. (See Example 1 in Appendix F.) Under the calculation of the GWB for Contracts issued on or after October 11, 2010, Contract Enhancements are reflected in the GWB at issue, and as part of Contract Value after issue. (See Example 2 in Appendix F.) Potential recapture charges are not reflected either at issue or after issue in the GWB calculation.

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's (or any joint Owner's) death, the For Life Guarantee is void. However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 6, 7 and 9 in Appendix F supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix F). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200 % Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows if this GMWB is issued on or after October 11, 2010:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the Premium payment plus 200% of the sum of i) the Premium payment, net of any applicable Premium taxes, and ii) any Contract Enhancement, subject to a maximum of $5,000,000. (See Example 5 in Appendix F.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000. (See Example 5 in Appendix F.)

If this GMWB was issued prior to October 11, 2010, the Contract Enhancements are not included in the computation of the 200% GWB Adjustment.

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base, the Benefit Determination Baseline (explained below under “Step-up”), or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 13 in Appendix F for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows if this GMWB is issued on or after October 11, 2010:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the Premium payment plus 400% of the sum of i) the Premium payment, net of any applicable Premium taxes, and ii) any Contract Enhancement, subject to a maximum of $5,000,000. (See Example 5 in Appendix F.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000. (See Example 5 in Appendix F.)

If this GMWB was issued prior to October 11, 2010, the Contract Enhancements are not included in the computation of the 400% GWB Adjustment.

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base, the Benefit Determination Baseline, or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 13 in Appendix F for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB Adjustment. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for GMWBs issued on or after October 11, 2010) any Contract Enhancement.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
For GMWBs issued on or after October 11, 2010, the GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) any Contract Enhancement. For GMWBs issued before October 11, 2010, the GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or

● The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 5b in Appendix F to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”). The manner in which the highest quarterly Contract Value is determined is discussed in detail further below. (See Examples 8 and 9 in Appendix F.)

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

If this GMWB was added to your Contract on or after October 11, 2010, then, in addition to the above-described increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.

Whether there will be any such increase in the GAWA percentage will depend on a value called the Benefit Determination Baseline (BDB).

The initial BDB equals (a) the initial Premium, net of any applicable Premium taxes, plus any Contract Enhancement, if this GMWB is elected at Contract issue or (b) the Contract Value on the Contract Anniversary on which the GMWB is effective, if elected after Contract issue (subject to availability). In the event that the highest quarterly Contract Value is greater than the BDB on a Contract Anniversary, the BDB is increased to equal that highest quarterly Contract Value. Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium, net of any applicable Premium taxes, plus any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

Upon step-up under a GMWB issued on or after October 11, 2010, if the highest quarterly Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the attained age of the Owner (or oldest joint Owner). If an age band is crossed, the GAWA percentage will be increased. For example, assume the Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a step-up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

If the highest quarterly Contract Value is not greater than the BDB prior to a step-up, the BDB does not change, and the GAWA percentage also remains unchanged regardless of whether an age band has been crossed.

With a step-up under a GMWB issued on or after October 11, 2010 –
In addition to any increase in the GWB described above, if the highest quarterly Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner:

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.

If the GAWA percentage is reset as discussed above, the GAWA will be set to equal the greater of (a) the new GAWA percentage times the then current GWB (as adjusted by any increase therein that occurs pursuant to the same step-up) or (b) the GAWA as in effect prior to the step-up.

Regardless of when a GMWB is issued, the highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement in the case of a GMWB issued on or after October 11, 2010 adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to a maximum charge of 2.04% (5th Contract Anniversary if this endorsement was added before October 11, 2010, subject to a maximum charge of 1.74%). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups of the GWB. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA; so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary, and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when they were discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum. Therefore, it is still possible for the GAWA percentage under a GMWB issued on or after October 11, 2010 to increase even when the GWB has hit its $5 million maximum, because automatic step-ups of the BDB would continue to occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of step-up, the highest quarterly Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the new GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the Premium plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement for GMWBs issued on or after October 11, 2010, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon step-up, the application of any bonus, or the application of a GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Quarterly Anniversary Value Death Benefit, etc.). The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix G. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of almost all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Please be aware, however, that the 3, 5 and 7-year Fixed Account Option are not available on Contracts that elect this benefit.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix G for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits). In other words, any increase in the GAWA (due to, for example, a Premium payment, a step-up, the application of any bonus or the application of a GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

If any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account. Otherwise, the indicated transfer will be the actual transfer. For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 14 in Appendix F. Please also see the Transfer of Assets Methodology in Appendix G, which contains the non-discretionary formulas, including how the annuity factor will vary for some endorsements issued on or after October 11, 2010.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly 90% of your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Option. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any step-ups and increases in your GAWA. If you are uncomfortable with the possibility of some or almost all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Option according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, BDB, 200% GWB Adjustment, 400% GWB Adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under “THE FIXED ACCOUNT AND THE GMWB FIXED ACCOUNT” beginning on page 22. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GMWB death benefit is void and will not be included in the continuation adjustment.

◦	The GWB adjustment provisions are void.

◦	The Bonus provision is void.

◦	Step-ups will continue as permitted; otherwise, the above rules for step-ups apply, except that no new GAWA percentage will be determined as a result of any step-up subsequent to spousal continuation.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	The Liability factors for the transfer of assets formulas (see Appendix G) will continue to be based on the duration since the effective date of the GMWB endorsement.

◦	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's written request for termination in Good Order if the request is made within 30 calendar days prior to the Contract Anniversary;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix F, particularly example 10. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 8% (7% if this GMWB was added before October 11, 2010) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium net of any applicable Premium taxes plus (for a GMWB issued on or after October 11, 2010) any Contract Enhancement.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base step-up if the Bonus Base increases due to the step-up and if the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base step-up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a step-up. Such a restart, however, will not reinstate any bonus that would have been credited on any date that was not within a Bonus Period.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 8% (7% if this endorsement was added before October 11, 2010) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, BDB, 200% GWB Adjustment, 400% GWB Adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select With Joint Option”).

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

The following description of this GMWB is supplemented by the examples in Appendix F, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups, example 10 for the Bonus, example 13 for the GWB Adjustment and example 14 for transfer of assets.

Except as otherwise discussed below, the election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners and joint Annuitants. In these cases the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

The GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.
For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination and any election of a new GMAB as may be made available, must be received in writing in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

This GMWB is not currently available to add to a Contract after the Contract Issue Date. It may be made available in the future on any Contract Anniversary. Availability of this GMWB may be subject to further limitation. This GMWB is not available on a Contract that has another GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB), or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB is determined on the Contract Issue Date, and the GAWA derives from the GWB.

On the Contract Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for GMWBs issued on or after October 11, 2010) any Contract Enhancement.
Election After Issue, subject to availability –
The GWB equals the Contract Value.
The endorsement will be effective on the Contract Anniversary following receipt of the request in Good Order.

Requests must be received within the 30 calendar days prior to the Contract Anniversary.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date, or the effective date of the endorsement.

Contract Enhancements and the corresponding recapture charges were not included in the calculation of the GWB when this GMWB was added to the Contract on the Issue Date for Contracts issued prior to October 11, 2010. This is why Premium (net of any applicable Premium taxes) is used under those Contracts to calculate the GWB when this GMWB was added to the Contract on the Issue Date. This resulted in a GWB that was less than Contract Value when this GMWB was added to the Contract. (See Example 1 in Appendix F.) Under the calculation of the GWB for Contracts issued on or after October 11, 2010, Contract Enhancements are reflected in the GWB at issue, and as part of Contract Value after issue. (See Example 2 in Appendix F.) Potential recapture charges are not reflected either at issue or after issue in the GWB calculation.

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's (or either joint Owner's) death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix F and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 6, 7 and 9 in Appendix F supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix F). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of either Covered Life's falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday,

Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows if this GMWB is issued on or after October 11, 2010:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the Premium payment plus 200% of the sum of i) the Premium payment, net of any applicable Premium taxes, and ii) any Contract Enhancement, subject to a maximum of $5,000,000. (See Example 5 in Appendix F.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000. (See Example 5 in Appendix F.)

If this GMWB was issued prior to October 11, 2010, the Contract Enhancements are not included in the computation of the 200% GWB Adjustment.

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base, the Benefit Determination Baseline (explained below under “Step-up”), or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 13 in Appendix F for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.
The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows if this GMWB is issued on or after October 11, 2010:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the Premium payment plus 400% of the sum of i) the Premium payment, net of any applicable Premium taxes, and ii) any Contract Enhancement, subject to a maximum of $5,000,000. (See Example 5 in Appendix F.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000. (See Example 5 in Appendix F.)

If this GMWB was issued prior to October 11, 2010, the Contract Enhancements are not included in the computation of the 400% GWB Adjustment.

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base, the Benefit Determination Baseline, or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 13 in Appendix F for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB Adjustment will be of no benefit. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both Covered Lives are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes plus (for GMWBs issued on or after October 11, 2010) any Contract Enhancement.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
For GMWBs issued on or after October 11, 2010, the GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) any Contract Enhancement. For GMWBs issued before October 11, 2010, the GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or

● The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 5b in Appendix F to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”). The manner in which the highest quarterly Contract Value is determined is discussed in detail further below. (See Examples 8 and 9 in Appendix F.)

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

If this GMWB was added to your Contract on or after October 11, 2010, then, in addition to the above-described increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. Whether there will be any such increase in the GAWA percentage will depend on a value called the Benefit Determination Baseline (BDB).

The initial BDB equals (a) the initial Premium net of any applicable Premium taxes, plus any Contract Enhancement, if this GMWB is elected at Contract issue or (b) the Contract Value on the Contract Anniversary on which the GMWB is effective, if elected after

Contract issue. In the event that the highest quarterly Contract Value is greater than the BDB on a Contract Anniversary, the BDB is increased to equal that highest quarterly Contract Value. Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

Upon step-up under a GMWB issued on or after October 11, 2010, if the highest quarterly Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on that person's attained age of 76, resulting in a new GAWA percentage of 6%.

If the highest quarterly Contract Value is not greater than the BDB prior to a step-up, the BDB does not change, and the GAWA percentage also remains unchanged regardless of whether an age band has been crossed.

With a step-up under a GMWB issued on or after October 11, 2010 –
In addition to any increase in the GWB described above, if the highest quarterly Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing such continuation is not a Covered Life.

If the GAWA percentage is reset as discussed above, the GAWA will be set to equal the greater of (a) the new GAWA percentage times the then current GWB (as adjusted by any increase therein that occurs pursuant to the same step-up) or (b) the GAWA as in effect prior to the step-up.

Regardless of when a GMWB is issued, the highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus (in the case of a GMWB issued on or after October 11, 2010) any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 2.64% (5th Contract Anniversary if this endorsement was added before October 11, 2010, subject to a maximum charge of 2.10%). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups of the GWB. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA; so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary, and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when they were discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum. Therefore, it is still possible for the GAWA percentage under a GMWB issued on or after October 11, 2010 to increase even when the GWB has hit its $5 million maximum, because automatic step-ups of the BDB would continue to occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of step-up, the highest quarterly Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the new GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the Premium plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement for GMWBs issued on or after October 11, 2010, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon step-up, the application of any bonus, or the application of a GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Quarterly Anniversary Value Death Benefit, etc.). The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix G. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of almost all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Please be aware, however, that the 3, 5 and 7-year Fixed Account Option are not available on Contracts that elect this benefit.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix G for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits). In other words, any increase in the GAWA (due to, for example, a Premium payment, a step-up, the application of any bonus or the application of a GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

If any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account. Otherwise, the indicated transfer will be the actual transfer. For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 14 in Appendix F. Please also see the Transfer of Assets Methodology in Appendix G, which contains the non-discretionary formulas, including how the annuity factor will vary for some endorsements issued on or after October 11, 2010.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly 90% of your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Option. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any step-ups and increases in your GAWA. If you are uncomfortable with the possibility of some or almost all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Option according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, 200% GWB Adjustment, 400% GWB Adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under “THE FIXED ACCOUNT AND THE GMWB FIXED ACCOUNT” beginning on page 22. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.

If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the Continuation Date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The applicable GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment provisions are null and void.

◦
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules below. The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base step-up, or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

◦	Step-ups of GWB will continue as permitted in accordance with the step-up rules above.

New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
The Liability factors for the transfer of assets formulas (see Appendix G) will continue to be based on the youngest Covered Life’s attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

◦
If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the date the percentage is determined. We do not require this determination to be made at the time of continuation.

◦
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the Continuation Date.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's written request for termination in Good Order if the request is made within 30 calendar days prior to the Contract Anniversary;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix F, particularly example 10. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 8% (7% if this endorsement was added before October 11, 2010) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium net of any applicable Premium taxes, plus (for a GMWB issued on or after October 11, 2010) any Contract Enhancement.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base step-up if the Bonus Base increases due to the step-up and if the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base step-up, if later; or
●	The date the Contract Value is zero.

○
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a step-up. Such a restart, however, will not reinstate any bonus that would have been credited on any date that was not within a Bonus Period.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life. If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 8% (7% if this endorsement was added before October 11, 2010) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, BDB, 200% GWB Adjustment, 400% GWB Adjustment, or GMWB death benefit.
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (“Jackson Select Protector GMWB”).

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for the combination of withdrawal benefit and death benefit available under this GMWB and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

The following description of this GMWB is supplemented by the examples in Appendix F, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups, and example 14 for transfer of assets.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date (or, for Contracts issued on or after September 28, 2009 with an application revision date of 09/09 or later, on any Contract Anniversary). If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination and any election of a new GMWB, as may be made available, must be received in writing in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. This GMWB is also not available on a Contract that has another GMWB (only one GMWB per Contract) or Guaranteed Minimum Income Benefit (GMIB), or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

On the Contract Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus any Contract Enhancement.
Election After Issue, subject to availability –
The GWB equals the Contract Value.

The endorsement will be effective on the Contract Anniversary following receipt of the request in Good Order.

Requests must be received within the 30 calendar days prior to the Contract Anniversary.

The GAWA is determined based on the Owner's (or oldest joint Owner's) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date, or the effective date of the endorsement.

Under the calculation of the GWB, Contract Enhancements are reflected in the GWB at issue, and as part of Contract Value after issue. Potential recapture charges are not reflected either at issue or after issue in the GWB calculation.

The GWB can never be more than $5 million (including upon step-up) and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's (or any joint Owner's) death, the For Life Guarantee is void. However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 360).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 6, 7 and 9 in Appendix F supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not effective and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix F). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus any Contract Enhancement.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 5b in Appendix F to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”). The manner in which the highest quarterly Contract Value is determined is discussed in detail further below. (See Examples 8 and 9 in Appendix F.)

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

In addition to the above-described increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. Whether there will be any such increase in the GAWA percentage will depend on a value called the Benefit Determination Baseline (BDB).

The initial BDB equals (a) the initial Premium, net of any applicable Premium taxes, plus any Contract Enhancement, if this GMWB is elected at Contract issue or (b) the Contract Value on the Contract Anniversary on which the GMWB is effective, if elected after Contract issue (subject to availability). In the event that the highest quarterly Contract Value is greater than the BDB on a step-up, the BDB is increased to equal that highest quarterly Contract Value. Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium, net of any applicable Premium taxes, plus any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

Upon step-up, if the highest quarterly Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the attained age of the Owner (or oldest joint Owner). If an age band is crossed, the GAWA percentage will be increased. For example, assume the Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a step-up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

If the highest quarterly Contract Value is not greater than the BDB prior to a step-up, the BDB does not change, and the GAWA percentage also remains unchanged regardless of whether an age band has been crossed.

In addition to any increase in the GWB described above, if the highest quarterly Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner:

•	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.

•	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.

If the GAWA percentage is reset, the GAWA will be set to equal the greater of (a) the new GAWA percentage times the then current GWB (as adjusted by any increase therein that occurs pursuant to the same step-up) or (b) the GAWA as in effect prior to the step-up.

Regardless of when a GMWB is issued, the highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to a maximum charge of 2.34%. You will be notified of a GMWB Charge increase 45 days prior to the Contract Anniversary and may elect to discontinue the automatic step-ups of the GWB. Such election must be received in Good Order prior to the Contract Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA; so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum. Therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum, because automatic step-ups of the BDB would continue to occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of step-up, the highest quarterly Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the new GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Select Protector Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the Select Protector Death Benefit. On the effective date of this GMWB endorsement, the Select Protector Death Benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the Select Protector Death Benefit is recalculated to equal the Select Protector Death Benefit prior to the Premium plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5 million.

Partial withdrawals will affect the Select Protector Death Benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The Select Protector Death Benefit is equal to the greater of:
	●	The Select Protector Death Benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The Select Protector Death Benefit is equal to the greater of:
●
The Select Protector Death Benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The Select Protector Death Benefit is not adjusted upon step-up. The Select Protector Death Benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Quarterly Anniversary Value Death Benefit, etc.). The Select Protector Death Benefit will also terminate and will not be included in any applicable continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value) should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix G. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of almost all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/1-year Fixed Account Option and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Please be aware that the 3, 5 and 7-year Fixed Account Options are not available on Contracts that elect this benefit. Transfers to the GMWB Fixed Account from the 1-year Fixed Account Option are not subject to an Excess Interest Adjustment.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix G for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits). In other words, any increase in the GAWA (due to, for example, a Premium payment or a step-up) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56%, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] (so the lesser of the two) and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

If any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account. Otherwise, the indicated transfer will be the actual transfer. For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 14 in Appendix F. Please also see the Transfer of Assets Methodology in Appendix G, which contains the non-discretionary formulas.

Converse to the above example, automatic transfers from the GMWB Fixed Account into your elected Investment Divisions/Fixed Account Option will occur when you experience sufficient positive investment returns such that your Contract Value increases sufficiently relative to the Liability amount. Using the formulas in the above example, this would occur when the calculated ratio is less than 77%. For an example using assumptions that result in a ratio less than 77%, please see Example 14b in Appendix F.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly 90% of your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Option. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any step-ups and increases in your GAWA. If you are uncomfortable with the possibility of some or almost all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Option according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, BDB, or Select Protector Death Benefit as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under “THE FIXED ACCOUNT AND THE

GMWB FIXED ACCOUNT” beginning on page 22. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Select Protector Death Benefit and the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The Select Protector Death Benefit is void and will not be included in the continuation adjustment.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	The Liability factors for the transfer of assets formulas (see Appendix G) will continue to be based on the original Owner’s (or oldest joint Owner’s) attained age (as if that person had survived).

◦	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

◦	The Select Protector Death Benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's written request for termination in Good Order if the request is made within 30 calendar days prior to the Contract Anniversary;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB's features are supplemented by a basic example below and the examples in Appendix H under section “I. LifeGuard Freedom 6 Net”. The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below. Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB guarantees withdrawals during the Contract's accumulation phase (i.e., before the Income Date), subject to the following:

•	This guarantee lasts for the duration of the Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner's death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner's death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any. Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as "Excess Withdrawals", as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Owners 35 to 80 years old (45 to 80 years old for GMWBs issued before December 12, 2011) (proof of age is required); may be added to a Contract on the Issue Date (or, for Contracts issued on or after September 28, 2009 with an application revision date of 09/09 or later, on any Contract Anniversary); and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant. However, we do not allow these Ownership changes if they are a taxable event under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –
The GWB equals Contract Value, minus (for endorsements issued before April 30, 2012 or on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

For endorsements issued before April 30, 2012 or on or after April 29, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB was added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued on or after April 30, 2012 and before April 29, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix H under section “I. LifeGuard Freedom 6 Net”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are five different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; the Income Stream Level 3 GAWA% Table; the Income Stream Level 4 GAWA% Table; and the Income Stream Level 5 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table	Income Stream Level 4 GAWA% Table	Income Stream Level 5 GAWA% Table
35 – 64	3.00%	3.25%	3.50%	3.75%	4.00%
65 – 74	4.00%	4.25%	4.50%	4.75%	5.00%
75 – 80	4.50%	4.75%	5.00%	5.25%	5.50%
81+	5.00%	5.25%	5.50%	5.75%	6.00%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 360).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each

GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 43. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (Example 14 in Appendix H under section “I. LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB's guaranteed values). In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract's RMD (when the RMD is higher than the GAWA) without compromising the endorsement's guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.)

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, plus the Earnings- Sensitive Adjustments during that Contract Year, if any –
The GWB is recalculated, equaling the greater of:
●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 14c in Appendix H under section “I. LifeGuard Freedom 6 Net”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current withdrawal, or

•
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works: As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective. An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal. A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined. The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors. Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time. At any time, the MEWAR is the greater of:

1.	Zero; or

2.	The amount equal to:

a.	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

b.	the greater of the GAWA or the RMD; less

c.	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or

2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows: The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes, if elected at issue, or Contract Value less any recapture charges that would be assessed on a full withdrawal, if elected on a Contract Anniversary (subject to availability).

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or

2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

a.	the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

b.	zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

3.	The greater of:

a.	zero; or

b.	the GWB less the MEWAR.

Example: For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any. At the time of your withdrawal request, also assume that:

• You are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial Premium payment was $100,000	• You have not made any additional Premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of $100,000. Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000). As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000). The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333). The total withdrawal amount requested in this example, therefore, is $8,200, which is the GAWA plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800). Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero. Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0). Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), no proportional reduction applies to your GWB for this withdrawal. In addition, since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 14 in Appendix H under section “I. LifeGuard Freedom 6 Net”.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before April 29, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix H under section “I. LifeGuard Freedom 6 Net”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix H under section “I. LifeGuard Freedom 6 Net”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix H under section “I. LifeGuard Freedom 6 Net” for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –
The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.

If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement; Or

	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix H under section “I. LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). (See Examples 8 and 9 in Appendix H under section “I. LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). If elected at issue, the BDB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancements. If elected after issue (subject to availability), the BDB equals Contract Value less (for endorsements issued before April 30, 2012 or on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (assuming Income Stream Level 4 was elected). Also assume that, when the Owner is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 5.25%.

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary (5th Contract Anniversary for endorsements issued before April 30, 2012) following the effective date of this GMWB, the GMWB charge may be increased, subject to the applicable maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.75% and the GAWA is $237,500. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $262,500 (5.25% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date. The GAWA percentage will not change on future step-ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix H under section “I. LifeGuard Freedom 6 Net”, particularly example 10. The box below has more information about the bonus, including:

•How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.

The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner's (if Joint Owners, the oldest Owner's) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2017. At that time, the bonus period is scheduled to expire on December 1, 2027 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2020), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2030. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2032 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2032, and would be scheduled to expire on December 1, 2042. (Please also see Examples 8 and 9 in Appendix H under section “I. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner and the Owner's spouse to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB's features are supplemented by a basic example below and the examples in Appendix H under section “I. LifeGuard Freedom 6 Net”. The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below. Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees withdrawals during the Contract's accumulation phase (i.e., before the Income Date), subject to the following:

•	This guarantee lasts for the duration of the life of the last surviving Covered Life (the "For Life Guarantee") if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life's death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any. Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as "Excess Withdrawals", as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Covered Lives 35 to 80 years old (45 to 80 years old for GMWBs issued before December 12, 2011) (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date (or, for Contracts issued on or after September 28, 2009 with an application revision date of 09/09 or later, on any Contract Anniversary), and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

Availability of this GMWB may be subject to further limitation.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –
The GWB equals Contract Value, minus (for endorsements issued before April 30, 2012 or on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

For endorsements issued before April 30, 2012 or on or after September 16, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB was added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued on or after April 30, 2012 and before September 16, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix H under section “I. LifeGuard Freedom 6 Net”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are three different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA%

Table; and the Income Stream Level 3 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table
35 – 64	3.00%	3.25%	3.50%
65 – 74	4.00%	4.25%	4.50%
75 – 80	4.50%	4.75%	5.00%
81+	5.00%	5.25%	5.50%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 360).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 43. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (Example 14 in Appendix H under section “I. LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB's guaranteed values). In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract's RMD (when the RMD is higher than the GAWA) without compromising the endorsement's guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.)

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –
The GWB is recalculated, equaling the greater of:
●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 14c in Appendix H under section “I. LifeGuard Freedom 6 Net”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current withdrawal, or

•
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works: As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective. An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal. A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined. The Guaranteed Withdrawal Balance

Adjustment is also determined in the same manner without any special computational factors. Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time. At any time, the MEWAR is the greater of:

1.	Zero; or

2.	The amount equal to:

a.	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

b.	the greater of the GAWA or the RMD; less

c.	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or

2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows: The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes, if elected at issue, or Contract Value less any recapture charges that would be assessed on a full withdrawal, if elected on a Contract Anniversary (subject to availability).

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or

2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

a.	the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

b.	zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

3.	The greater of:

a.	zero; or

b.	the GWB less the MEWAR.

Example: For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any. At the time of your withdrawal request, also assume that:

• You and your spouse are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial Premium payment was $100,000	• You have not made any additional Premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of $100,000. Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000). As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000). The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333). The total withdrawal amount requested in this example, therefore, is $8,200, which is the MEWAR plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800). Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero. Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0). Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal. In addition, since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 14 in Appendix H under section “I. LifeGuard Freedom 6 Net”.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before September 16, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix H under section “I. LifeGuard Freedom 6 Net”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix H under section “I. LifeGuard Freedom 6 Net”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix H under section “I. LifeGuard Freedom 6 Net” for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –
The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.

If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, plus ii) (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement; Or

	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix H under section “I. LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). (See Examples 8 and 9 in Appendix H under section “I. LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). If elected at issue, the BDB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancements. If elected after issue (subject to availability), the BDB equals Contract Value less (for endorsements issued before April 30, 2012 or on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50% (assuming Income Stream Level 3 was elected). Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 5.00%.

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary (5th Contract Anniversary for endorsements issued before April 30, 2012) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 3.00%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.50% and the GAWA is $225,000. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $250,000 (5.00% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB Adjustment Date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date. The GAWA percentage will not change on future step-ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix H under section “I. LifeGuard Freedom 6 Net”, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2017. At that time, the bonus period is scheduled to expire on December 1, 2027 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2020), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2030. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2032 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2032, and would be scheduled to expire on December 1, 2042. (Please also see Examples 8 and 9 in Appendix H under section “I. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”). The examples in Appendix E supplement the description of this GMWB.

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”);

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
For Contracts to which this GMWB is added from January 17, 2006 through April 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 60 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code (IRC). Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated because the For Life Guarantee is invalidated, equaling the lesser of:
	●	The GAWA before the withdrawal;
	●	The GWB after the withdrawal; Or
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement.

If you exceed the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA), one time with your withdrawals, then the For Life Guarantee is void and cannot be made valid again. From then on, this GMWB guarantees withdrawals until the GWB is depleted. Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the Premium net of any applicable Premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the step-up.

The first opportunity for a step-up is the fifth Contract Anniversary after this GMWB is added to the Contract.

•	On and after January 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, step-ups are only allowed on or during the 30-day period following a Contract Anniversary.

•	For Contracts to which this GMWB was added before January 17, 2006, step-ups are only allowed during the 30-day period following a Contract Anniversary.

Thereafter, a step-up is allowed at any time, but there must always be at least five years between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is valid and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, and the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•	Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦
The spousal Beneficiary is also allowed a step-up. The step-up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order. Otherwise, the above rules for step-ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The bonus is only available for Contracts to which this GMWB is added on and after January 17, 2006. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, or the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium net of any applicable Premium taxes.
●	With any step-up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”). The examples in Appendix E supplement the description of this GMWB in varying circumstances and with specific factual assumptions.

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”);

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
For Contracts to which this GMWB is added from January 17, 2006 through April 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 50 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is called the Guaranteed Annual Withdrawal Amount (GAWA). Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA equals 4% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA equals 4% of the GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA. The two tables below clarify what happens in either instance.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the GAWA. You may withdraw the GAWA all at once or throughout the Contract Year. Withdrawing less than the GAWA in a Contract Year does not entitle you to withdraw more than the GAWA in the next Contract Year. The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the GAWA in a Contract Year causes the GWB and the GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the GAWA in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year exceeds the GAWA-	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated because the For Life Guarantee is invalidated, equaling the lesser of:
	●	The GAWA before the withdrawal;
	●	The GWB after the withdrawal; Or
	●	4% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement.

If you exceed the GAWA one time with your withdrawals, then the For Life Guarantee is void and cannot be made valid again. Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
The GAWA is also recalculated, increasing by:
	●	4% of the Premium net of any applicable Premium taxes; Or
	●	4% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	4% of the new GWB; Or
	●	The GAWA before the step-up.

The first opportunity for a step-up is the fifth Contract Anniversary after this GMWB is added to the Contract.

•	On and after January 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, step-ups are only allowed on or during the 30-day period following a Contract Anniversary.

•	For Contracts to which this GMWB was added before January 17, 2006, step-ups are only allowed during the 30-day period following a Contract Anniversary.

Thereafter, a step-up is allowed at any time, but there must always be at least five years between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is valid and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, and the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•	Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦
The spousal Beneficiary is also allowed a step-up. The step-up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order. Otherwise, the above rules for step-ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.
Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify as a tax-qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The bonus is only available for Contracts to which this GMWB is added on and after January 17, 2006. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB was added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium net of any applicable Premium taxes.
●	With any step-up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 4% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.
There are examples illustrating the bonus, in varying circumstances and with specific factual assumptions, with the 5% for Life GMWB. These examples are in the Appendices.

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”).

PLEASE NOTE: THE QUARTERLY STEP-UPS ARE NO LONGER AVAILABLE TO ADD TO A CONTRACT.

These are Guaranteed Minimum Withdrawal Benefits (GMWBs) that guarantee the withdrawal of minimum annual amounts for the duration of the life of the Owner (or, in the case of joint Owners, until the death of any joint Owner) and, if for two Covered Lives,* until the death of the Owner and the Owner’s spouse. The amount of withdrawals that you can make will depend on how you combine the many optional features under these GMWBs, but we guarantee the minimum annual withdrawal amount regardless of the performance of the underlying investment options.

* LifeGuard Freedom Flex with Joint Option GMWB provides for coverage for the life of the Owner and Owner’s spouse (“Covered Lives”). In the case of tax-qualified Contracts owned by a natural person, the Owner and the primary spousal Beneficiary named as of the effective date of this endorsement will each be considered a Covered Life. On non-qualified LifeGuard Freedom Flex with Joint Option GMWB Contracts owned by natural persons, the spousal joint Owners will each be considered a Covered Life.

These GMWBs permit, prior to being added to the Contract, a selection among combinations of the following optional features (Options):

•	a range of bonus percentage amounts,

•	annual or quarterly Contract Value step-ups (quarterly step-ups are applied annually based on the highest quarterly Contract Value), and

•	an optional death benefit.

Following is a summary of the available combinations of Options:

LifeGuard Freedom Flex GMWB - Available Option Combinations

Bonus	Step-Up Annual or Highest Quarterly Contract Value	Freedom Flex Death Benefit (DB)

5%	Annual
5%****	Quarterly
6%	Annual	Yes**
6%****	Quarterly
7%	Annual
7%****	Quarterly
8%*	Annual

LifeGuard Freedom Flex with Joint Option GMWB-
Available Option Combinations

Bonus	Step-Up Annual or Highest Quarterly Contract Value

5%	Annual
5%*****	Quarterly
6%	Annual
6%***	Quarterly
7%	Annual

*No longer offered on or after August 29, 2011.
**This Guaranteed Death Benefit is only available in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of options within the LifeGuard Freedom Flex GMWB (the “LifeGuard Freedom Flex GMWB 6% Bonus and Annual Step-Ups”).
***No longer offered on or after September 10, 2012.
****No longer offered on or after April 29, 2013.
*****No longer offered on or after October 15, 2012.

These GMWBs may be appropriate for those individuals who are looking for a combination of Options within a GMWB that differs from the combinations of specified similar features offered by Jackson under other GMWBs. Thus, the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB allow the Owner (or the Owner and the Owner’s spouse), with the assistance of his or her representative, to select an available combination of Options, consistent with a variety of considerations, such as: his or her expectations of market performance; anticipated timing of subsequent Premiums; needs for future guaranteed annual percentage of withdrawals; expectation of need for early or unscheduled withdrawals to fund then current living expenses and obligations; marital and family status; and tax-qualified or non-tax-qualified purpose of the investment.

Differences in the percentage of a Bonus Option or differences in the method of computing Contract Value for purposes of a step-up Option do not otherwise affect the operation of the resulting combination of Options.

References to “this GMWB” apply to each of the GMWBs, LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, including all of the available combinations of Options and the GAWA% tables that may be available that each provides, as discussed below. In addition, as disclosed in the Fees and Expenses Tables, the charges of each GMWB will vary depending on the mix of Options and the GAWA% table selected. Upon selection of the Options and a request for one of these GMWBs received in Good Order, the Owner will receive an endorsement to the Contract reflecting the selection of Options.

Each combination of Options, other than the combination that includes the LifeGuard Freedom Flex DB (for information about the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 348) is offered to Owners between the ages of 35 and 80. As explained below with regard to both the LifeGuard Freedom Flex GMWB and

LifeGuard Freedom Flex with Joint Option GMWB, the timing and amounts of withdrawals have a significant impact on the amount and duration of benefits. The cumulative costs of these GMWBs also are greater the longer the duration of ownership. The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as the For Life Guarantee (59 1/2) and the GWB adjustment (70)) are locked-in. Conversely, forecasts at younger ages may prove less reliable. You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that this GMWB might provide.

These GMWBs may not be terminated by the Owner independently from the Contract to which they are attached.

LifeGuard Freedom Flex GMWB.

The following description of this GMWB is supplemented by the examples in Appendix F, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups and example 13 for the guaranteed withdrawal balance adjustment.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) subject to the following:

•	The guarantee lasts for the duration of the Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner's death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner's death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Owners 35 to 80 years old, or 35 to 67 (70 for endorsements issued before April 29, 2013) years old if you select the Option combination that includes the LifeGuard Freedom Flex DB, (proof of age is required). This GMWB may be added to a Contract on the Issue Date (or, for Contracts issued on or after September 28, 2009 with an application revision date of 09/09 or later, on any Contract Anniversary). Please note, while this GMWB may be added to a Contract on any Contract Anniversary (subject to availability), the LifeGuard Freedom Flex DB is not available after issue and can only be added on the Issue Date. Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant. However, we do not allow these Ownership changes if they are a taxable event under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change, will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements.
The GAWA is determined based on the Owner's (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value, minus (for endorsements issued on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.
The GAWA is determined based on the Owner's (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

For endorsements issued on or after April 29, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued before April 29, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix F.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's or any joint Owner’s death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and Spousal Continuation is not available.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix F and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are five different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; the Income Stream Level 3 GAWA% Table; the Income Stream Level 4 GAWA% Table; and the Income Stream Level 5 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table	Income Stream Level 4 GAWA% Table	Income Stream Level 5 GAWA% Table
35 – 64	3.00%	3.25%	3.50%	3.75%	4.00%
65 – 74	4.00%	4.25%	4.50%	4.75%	5.00%
75 – 80	4.50%	4.75%	5.00%	5.25%	5.50%
81+	5.00%	5.25%	5.50%	5.75%	6.00%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 360).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 43. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the

GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 6, 7 and 9 in Appendix F supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix F). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT

AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before April 29, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the sum of i) the Premium payment, net of any applicable Premium taxes, and ii) (for endorsements issued before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix F.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix F.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix F for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued before April 29, 2013) any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix F to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected cannot be changed. Under one method the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”) for the applicable 5, 6, 7 and 8% Bonus Options. Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below for the applicable 5, 6, and 7% Bonus Options (“Highest Quarterly Contract Value “). The step-up for the 8% Bonus Option is only available with the Contract Anniversary Value Step-Up Option. (See Examples 8 and 9 in Appendix F.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). The initial BDB equals (a) the initial Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements if this GMWB is elected at issue or (b) the Contract Value on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.
Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's (or the oldest joint Owner’s) attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (assuming Income Stream Level 4 was elected). Also assume that, when the Owner is age 76, a step-up occurs and the applicable Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 5.25%.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value, as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value. (subject to a $5 million maximum).
If the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonus that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.75% and the GAWA is $237,500. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $262,500 (5.25% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you, which Contract Value is used to calculate the step-up, and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or any Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Also see the “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 348, for the death benefit that differs from the Contract’s death benefit and is available only at issue and in combination with the selection of the 6% Bonus, and the Annual Anniversary Contract Value Step-up.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit and the LifeGuard Freedom Flex DB.

Spousal Continuation. In the event of the Owner's death (or any Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date (as if that person survived to that date). The GAWA percentage will not change on future step-ups, even if the Contract Value, as determined based on (as applicable) either the Contract Anniversary Value or the Highest Quarterly Contract Value, exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or any Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or any Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 5, 6, 7 or 8% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix F, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6, 7 or 8% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6, 7 or 8% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB is added to a Contract on December 1, 2017. At that time, the bonus period is scheduled to expire on December 1, 2027 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2020), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2030. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2032 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2032, and would be scheduled to expire on December 1, 2042. (Please also see Examples 8 and 9 in Appendix F for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

LifeGuard Freedom Flex with Joint Option GMWB.

The description of this GMWB is supplemented by the examples in Appendix F, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups, example 12 for the For Life guarantees and example 13 for the guaranteed withdrawal balance adjustment.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners and joint Annuitants. In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date), subject to the following:

•	This guarantee lasts for the duration of the life of the last surviving Covered Life (the "For Life Guarantee") if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life's death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date (or, for Contracts issued on or after September 28, 2009 with an application revision date of 09/09 or later, on any Contract Anniversary). This GMWB cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value, minus (for endorsements issued on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

For endorsements issued on or after September 16, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued before September 16, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix F.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any Bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are three different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; and the Income Stream Level 3 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table
35 – 64	3.00%	3.25%	3.50%
65 – 74	4.00%	4.25%	4.50%
75 – 80	4.50%	4.75%	5.00%
81+	5.00%	5.25%	5.50%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 360).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 43. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 6, 7 and 9 in Appendix F supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 99, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix F). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancements. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before September 16, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the sum of i) the Premium payment, net of any applicable Premium taxes, and ii) (for endorsements issued before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix F.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix F.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix F for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued before September 16, 2013) any Contract Enhancement; Or

● The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix F to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected cannot be changed . Under one method the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options. (a “step-up”). Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below, for the applicable 5 and 6% Bonus Options (“Highest Quarterly Contract Value “). The step-up for the 7% Bonus Option is only available with the Contract Anniversary Value Step-Up Option. (See Examples 8 and 9 in Appendix F.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted

Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). The initial BDB equals (a) the initial Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement, if this GMWB is elected at issue, or (b) the Contract Value less (for endorsements issued on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal, on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50% (assuming Income Stream Level 3 was elected). Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 5.00%.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value, as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, subject to a $5 million maximum.
If the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.50% and the GAWA is $225,000. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $250,000 (5.00% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this GMWB.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the Continuation Date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB Adjustment Date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the Continuation Date (as if that person survived to that date).

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 354.

Termination. This GMWB terminates, subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge, and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or any joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 97 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix F, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6 or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.

The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6 or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up. Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2017. At that time, the bonus period is scheduled to expire on December 1, 2027 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2020), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2030. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2032 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2032, and would be scheduled to expire on December 1, 2042. (Please also see Examples 8 and 9 in Appendix F for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”). The following description of this GMWB is supplemented by the examples in Appendix H under section “II. MarketGuard Stretch”, particularly example 2 for the varying benefit.

This GMWB is available under Contracts which are purchased by the Owner with proceeds that are payable to the Owner as beneficiary of tax qualified or non-qualified death benefits as a result of the death of an owner of a qualified plan, or the death of an owner of a tax-qualified or non-qualified annuity contract. This GMWB is also available to an eligible Beneficiary entitled to death benefit payments under an existing Contract, who will be considered an Owner for purposes of this GMWB. The proceeds must be subject to the minimum distribution requirements of the Internal Revenue Code (the “Code”) applicable to beneficiaries. The distributions that will be made under this GMWB are commonly referred to as “stretch” distributions since they allow beneficiaries to receive payments over a period of time not exceeding their life expectancies.

Availability of this GMWB is subject to the following additional requirements:

•
For Owners age 70 or younger on the date this GMWB is issued, this GMWB must be elected no later than five years after the date of death of the original owner. For Owners age 71 through age 80 on the date this GMWB is issued, this GMWB must be elected before the Owner begins taking distributions (or is required to begin taking distributions) to meet the stretch minimum distribution requirements. For endorsements issued before April 29, 2013, eligible Owners of any age must have elected the GMWB before the Owner began taking distributions (or was required to begin taking distributions) to meet the stretch minimum distribution requirements.

•
This GMWB is not available if a trust was the designated beneficiary of the death benefit proceeds and as a result the Owner must apply the life expectancy payout method using an age different from his or her own.

•
The Owner must meet the applicable minimum distribution requirements by electing the life expectancy payout method as defined under the Code applicable to beneficiaries. This GMWB is not available if the Owner uses other payout methods, including payout methods available only for surviving spouses under special Code rules.

•
The Owner must commence the minimum distributions not later than 1 year after the deceased owner’s death (for non-qualified Contracts) or not later than the end of the calendar year following the calendar year in which the deceased owner died (for tax-qualified Contracts).

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earliest of:

•	The Owner’s death;

•
Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value (The GWB is the guaranteed amount available for future periodic withdrawals); or

•	The Contract Anniversary occurring in the GMWB Maturity Year (please see the “GMWB Maturity Year” section on page 329).

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract and your tax advisor to be sure that this GMWB ultimately suits your needs.

This GMWB is available to individual Owners up to 80 years old on the latest required date of the first minimum distribution under the Internal Revenue Code applicable to the Contract (proof of age is required); may be added to a Contract on the Issue Date or after the Issue Date (for Contracts issued on or after September 28, 2009 with an application revision date of 09/09 or later); and once added cannot be canceled. If you want to elect this GMWB after the Contract Issue Date (subject to availability), we must receive a request in Good Order. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

This GMWB is available to natural Owners on qualified and non-qualified Contracts. It is also available to non-natural Owners on qualified Contracts. Joint annuitants are not permitted if there is a non-natural Owner.

We allow ownership changes of a Contract with this GMWB only when the Owner is a trust and the ownership change is to the Annuitant. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed. Changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and the required minimum distribution under the Contract (Stretch RMD). Please see “Election” and “Withdrawals” below for more information about the GAWA. For purposes of this GMWB, the Stretch RMD is the amount defined by the Internal Revenue Code as the minimum distribution requirement under the life expectancy payout method applicable to the Contract which is attributable to the proceeds from the death of an owner of a qualified plan, or the death of an owner of a tax-qualified or non-qualified annuity contract. Withdrawals exceeding the above limit cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract after the Issue Date, subject to availability –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you instead add this GMWB to your Contract post issue (subject to availability), the GWB is calculated based on Contract Value, which includes any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix H under section “II. MarketGuard Stretch”.) The GWB can never be more than $5 million, and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, this GMWB may be continued by a Beneficiary. Please see the “Continuation By Beneficiary” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. For a qualified Contract with a non-natural Owner, the age of the Annuitant is used to determine the GAWA percentage. The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 54	4.5%
55 – 59	5.0%
60+	5.5%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 360).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or the Stretch RMD (if greater than the GAWA). If the GWB falls below the GAWA at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. The tables below clarify what happens in each instance.

This GMWB allows withdrawals greater than the GAWA to meet the Contract's Stretch RMD without compromising the endorsement's guarantees. Examples 4 and 5 in Appendix H under section “II. MarketGuard Stretch” supplement this description. Because the intervals for the GAWA and Stretch RMDs are different, namely Contract Years versus calendar years, and because Stretch RMDs are subject to other conditions and limitations, please see “Stretch RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA and the GMWB Charge Base are unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

For more information about the GMWB Charge Base, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” on page 77.

You may withdraw the greater of the GAWA or Stretch RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or Stretch RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix H under section “II. MarketGuard Stretch”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated, equaling:
	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Stretch RMD withdrawals in excess of the free withdrawal amount are not subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, Stretch RMDs, withdrawals of asset allocation and advisory fees, partial transfers and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 355.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded. If the date of death of the previous owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the eligibility of GMWB election will be re-determined based on the correct date of death. If it is determined that the GMWB could not have been elected based on the correct date of death, the GMWB will be null and void and all GMWB charges will be refunded.

STRETCH RMD NOTES:  Notice of a Stretch RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. We may require you to set up a systematic withdrawal program to meet the Stretch RMDs. Eligible withdrawals that are specified as Stretch RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of Stretch RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's Stretch RMD requirements. If your requested Stretch RMD exceeds our calculation of the Stretch RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the Stretch RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, Stretch RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and Stretch RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceeds the greatest of the Stretch RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the Stretch RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The Stretch RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher Stretch RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix H under section “II. MarketGuard Stretch”, particularly examples 4 and 5.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your Stretch RMD.

Premiums.

Subsequent Premium payments are only permitted on tax-qualified Contracts and must be a transfer from a qualified plan. Subsequent Premium payments must be received within 180 days of the Issue Date.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix H under section “II. MarketGuard Stretch” to see how the GWB is recalculated when the $5 million maximum is hit.

GMWB Maturity Year. On the Contract Anniversary occurring in the GMWB Maturity Year, an amount equal to the excess of the GWB over Contract Value will be paid to the Owner. If the GWB is less than the Contract Value, no payment will be made. In either case, the GWB will be set to zero and the GMWB will terminate. The GMWB Maturity Year is determined from the chart below based on the Owner’s attained age on the latest required date for the first Stretch RMD. When determining the GMWB Maturity Year for endorsements issued on or after April 29, 2013, the latest required date for the first Stretch RMD is considered the beginning of the first year. For endorsements issued before April 29, 2013, the endorsement effective date is considered the beginning of the first year.

Age	GMWB Maturity Year	Age	GMWB Maturity Year	Age	GMWB Maturity Year
0	82	27	56	54	30
1	81	28	55	55	29
2	80	29	54	56	28
3	79	30	53	57	27
4	78	31	52	58	26
5	77	32	51	59	26
6	76	33	50	60	25
7	75	34	49	61	24
8	74	35	48	62	23
9	73	36	47	63	22
10	72	37	46	64	21
11	71	38	45	65	20
12	70	39	44	66	20
13	69	40	43	67	19
14	68	41	42	68	18
15	67	42	41	69	17
16	66	43	40	70	16
17	65	44	39	71	16
18	64	45	38	72	15
19	63	46	37	73	14
20	62	47	36	74	14
21	62	48	35	75	13
22	61	49	35	76	12
23	60	50	34	77	12
24	59	51	33	78	11
25	58	52	32	79	10
26	57	53	31	80	10
See Example 6 in Appendix H under section “II. MarketGuard Stretch” to see how the GMWB Maturity Year affects your GMWB.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death while the Contract is still in force, this GMWB terminates without value unless continued by the Beneficiary.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on an annual basis, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB. On the Contract Anniversary occurring in the GMWB Maturity Year, any remaining GWB will be paid to the Owner and no further payments will be made.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive your payments more frequently than annually. All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, all payments cease and no death benefit is payable, including the Earnings Protection Benefit.

Continuation By Beneficiary. Upon the death of the Owner under a Qualified Plan Contract with a single Beneficiary, the Beneficiary may elect to continue the GMWB. If elected, the GMWB will continue and may not be terminated subsequently. If the GAWA% has been determined, no adjustment will be made to the GWB, the GAWA, the GMWB Charge Base, or the GMWB Maturity Year, at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the original Owner's attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	The date of the Owner's death, unless the Beneficiary elects to continue a qualified Contract with the GMWB;

•	The first date the GWB equals zero.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. If you have arranged for systematic withdrawals, schedule any planned step-up under a GMWB to occur prior to the withdrawal. Example 7 in Appendix E and Example 9 in Appendix F and Appendix H illustrate the consequences of a withdrawal preceding a step-up. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive. You may also be subject to a withdrawal charge and an Excess Interest Adjustment.

If your Contract contains the GMAB or a GMWB containing a Transfer of Assets provision, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account and GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account and the GMWB Fixed Account. Specific to the GMWB Fixed Account, a specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value. Similarly, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

Suspension of Withdrawals or Transfers. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	under applicable SEC rules, trading on the New York Stock Exchange is restricted;

•	under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

•	the SEC, by order, may permit for the protection of Contract Owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account and the GMWB Fixed Account for up to six months or the period permitted by law.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us. The Income Date is the day those payments begin. Once income payments begin, the Contract cannot be returned to the accumulation phase. You can choose the Income Date and an income option. All of the Contract Value must be annuitized. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date. You must give us written notice at least seven days before the scheduled Income Date. For Contracts issued on or after April 6, 2009, income payments must begin by the Contract Anniversary on or next following your 95th birthday under a non-qualified Contract, or by such earlier date as required by the applicable qualified plan, law or regulation. For Contracts issued before April 6, 2009, income payments must begin by your 90th birthday under a non-qualified Contract, unless otherwise approved by the Company, or by such earlier date as required by the applicable qualified plan, law or regulation. However, for Contracts issued before April 6, 2009, if you have not yet attained or passed age 90, you may elect to change your Income Date to the Contract Anniversary on or next following your 95th birthday. Additionally, for Contracts issued before April 6, 2009, if you already attained or passed age 90 as of April 6, 2009 and have not yet started receiving income payments, you may elect to change your Income Date to the Contract Anniversary on or next following your 100th birthday.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities. Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions. Unless you tell us otherwise, your income payments will be based on the variable and fixed options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually or annually. Or you can choose a single lump sum payment. If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

Variable Income Payments. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

•	the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;

•	the amount of any applicable Premium taxes, recapture charges or withdrawal charges and any Excess Interest Adjustment deducted from your Contract Value on the Income Date;

•	which income option you select; and

•
the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 3% for option 4 or 4.5% for options 1-3 and, if you select an income option with a life contingency, the age and gender of the Annuitant; however, the assumed investment rate is 3% for all options on Contracts issued between October 4, 2004 and October 10, 2010, and 1.5% for all options on Contracts issued on or after October 11, 2010. State variations may apply.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time. Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time. If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

If the assumed net investment rate is a lower percentage, for example, 3% versus 4.5% under a particular Annuity Option, the initial payment will be smaller if a 3% assumed net investment rate applies instead of a 4.5% assumed net investment rate, but, all other things being equal, the subsequent 3% assumed net investment rate payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease. Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

Income Options. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant). The following income options may not be available in all states.

Option 1 - Life Income. This income option provides monthly payments for your life. No further payments are payable after your death. Thus, it is possible for you to receive only one payment if you died prior to the date the second payment was due.

Option 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you. Upon the death of either person, the monthly payments will continue during the lifetime of the survivor. No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the Annuitant's life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment. The calculation of the lump sum payment results in a Commutation Fee, which is further discussed on page 80.

Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment. The calculation of the lump sum payment results in a Commutation Fee, which is further discussed on page 80.

Additional Options - We may make other income options available.

No withdrawals are permitted during the income phase under an income option that is life contingent.

FutureGuard Guaranteed Minimum Income Benefit.

PLEASE NOTE: EFFECTIVE DECEMBER 3, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT. In addition, on and after May 16, 2009, we will no longer accept subsequent Premium payments for contracts to which this Guaranteed Minimum Income Benefit endorsement is attached. This subsequent Premium limitation does not apply to contracts issued in Connecticut on or after October 4, 2004, or to contracts issued in Maryland.

This optional Guaranteed Minimum Income Benefit (“GMIB”) endorsement guarantees a minimum fixed income benefit (under certain life contingent options) after a period of at least 10 Contract Years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase. The guarantee is different depending on when you purchased a Contract.

This benefit is only available if:

•	you elect it prior to your Contract's Issue Date;

•	the Annuitant is not older than age 75 on the Issue Date; and

•
you exercise it on or within 30 calendar days of your 10th, or any subsequent, Contract Anniversary but in no event later than the 30 calendar day period following the Contract Anniversary immediately following the Annuitant's 85th birthday.

This GMIB will terminate and will not be payable at the earliest of:

•	the Income Date (if prior to the effective date of this GMIB);

•	the 31st calendar day following the Contract Anniversary immediately after the Annuitant's 85th birthday;

•	the date you make a total withdrawal from the Contract;

•	upon your death (unless your spouse is your Beneficiary, elects to continue the Contract and is eligible for this benefit); or

•	if the Owner is not a natural person, upon the death of the Annuitant.

Once elected, this GMIB cannot be terminated in any other way while your Contract is in force.

You have the option of taking this GMIB instead of the other income options described above. Your monthly income option payments will be calculated by applying the “GMIB Benefit Base” (described below) to the annuity rates in the table of guaranteed purchase rates attached to this GMIB endorsement. The only types of income payments available under this GMIB are life contingent fixed annuity income payments. The fixed annuity payment income options currently available are:

Option 1 - Life Income,

Option 2 - Joint and Survivor,

Option 3 - Life Annuity with 120 Monthly Periods Guaranteed, and

Option 4 - Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed.

No other income options will be available, and no partial annuitizations will be allowed.

After the 10th Contract Anniversary or any subsequent Contract Anniversary, the Contract Owner must exercise this option prior to the Income Date. This GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 Contract Years. Please consult a tax advisor on this and other matters of selecting income options.

This GMIB only applies to the determination of income payments under the income options specified above. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in any withdrawals or death benefits. You will not receive any benefit under this endorsement if you make a total withdrawal of your Contract Value.

Both the amount of this GMIB and the quarterly charge for this GMIB (described above in the Charges section) are based upon an amount called the “GMIB Benefit Base.” The GMIB Benefit Base for this GMIB is the greater of (a) or (b), where:

(a) is the Roll-Up Component which is equal to:

•	all Premiums you have paid (net of any applicable Premium taxes); plus

•	any Contract Enhancements credited on or before the Business Day the GMIB Benefit Base is being calculated; minus

•	an adjustment (described below) for any withdrawals (including any applicable charges and Excess Interest Adjustments to those withdrawals);

compounded at an annual interest rate of 5% from the Issue Date until the earlier of the Annuitant's 80th birthday or the exercise date of this GMIB.

For Contracts issued before May 2, 2005, with the Roll-Up Component, any taxes incurred and the following charges are also subtracted from your Premiums and Contract Enhancements: annual contract maintenance charges; transfer charges; and any applicable non-asset based Contract charges due (other than the GMIB charge) under any optional endorsement.

For Contracts issued before May 3, 2004, the annual interest rate is 6%.

All adjustments for Premiums and Contract Enhancements are made on the date of the Premium payment. All withdrawal adjustments are made at the end of the Contract Year and on the exercise date of this GMIB. For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary is the Roll-Up Component immediately prior to the excess withdrawal multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawal (including any applicable charges and adjustments to such excess withdrawal). In calculating the withdrawal adjustment, the Issue Date is considered a Contract Anniversary. Generally, the larger the withdrawal, the greater the impact on the GMIB Benefit Base. Please note also that when the Contract Value is greater than the Roll-Up Component, dollar for dollar withdrawals would result in a larger withdrawal adjustment than would proportional withdrawals. However, all withdrawals will be processed as described above, regardless of the level of the Contract Value.

For example, the calculations for a Contract issued with an initial Premium payment of $10,000, this Guaranteed Minimum Income Benefit, and a 4% Contract Enhancement would be as follows.  Assume the Owner takes a gross withdrawal during the Contract Year of $400, which is less than 5% of the Roll-Up Component as of the previous Contract Anniversary and therefore treated as a dollar-for-dollar withdrawal at the end of the Contract Year.  The Roll-Up Component of the GMIB Benefit Base at the end of the year will be equal to the Premium and Contract Enhancement accumulated at 5% to the end of the year; less the withdrawal adjustment of $400 made at the end of the year.  The resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05  - $400 = $10,520. (If your Contract was issued before May 2, 2005, then annual contract maintenance charges are also subtracted, and the resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05 - $35 - $400 = $10,485.) These examples do not take into account taxes.

For Contracts issued before May 2, 2004, withdrawal adjustments are made at the time of the withdrawal and reduce the Roll-Up Component of the Benefit Base in the same proportion as the reduction in Contract Value.

and (b) is the Greatest Contract Anniversary Value Component and is equal to:

•	the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday; minus

•	an adjustment (described below) for any withdrawals after that Contract Anniversary (including any applicable charges and Excess Interest Adjustments for those withdrawals); plus

•	any Premiums paid (net of any applicable Premium taxes) after that Contract Anniversary; minus

•	any annual contract maintenance charge, transfer charge, and any applicable non-asset based charges due under any optional endorsement deducted after that Contract Anniversary; and minus

•	any taxes deducted after that Contract Anniversary.

All of the applicable listed events and their adjustments are made on the date of the transaction. The withdrawal adjustment is the Greatest Contract Anniversary Value Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments for such withdrawals).

Neither component of the GMIB Benefit Base will ever exceed:

•	200% of Premiums paid (net of any applicable Premium taxes and excluding Premiums paid in the 12 months prior to the date this GMIB is exercised); minus

•	any withdrawals (including related charges and adjustments) deducted since the issuance of the Contract.

For Contracts issued before May 2, 2005, with both components of the GMIB Benefit Base, any taxes incurred and the following charges are also subtracted from your Premiums: annual contract maintenance charges; transfer charges; and any non-asset based Contract charges due under any optional endorsement. The applicability of this limitation will be determined after the calculation of each component of the GMIB Benefit Base.

If you are the Annuitant under your Contract and your spouse continues the Contract after your death, your spouse will become the Annuitant and will continue to be eligible for this GMIB as long as he or she would have been eligible as an Annuitant when your Contract was issued and is age 84 or younger. If your spouse does not satisfy those criteria, then this GMIB will terminate and the charge for this GMIB will be discontinued. Similarly, if an Owner who is a natural person is not the Annuitant and the Annuitant dies, you (the Owner) may select a new Annuitant (who must be a person eligible to be an Annuitant on the Issue Date and is age 84 or younger). If the new Annuitant in that situation does not satisfy those criteria then this GMIB will terminate and the GMIB charge discontinued. In the event of joint Annuitants, the age of the youngest Annuitant will be used for all these determinations. Changing an Annuitant or selecting a new Annuitant while the current Annuitant is still living is not allowed.

Among other requirements applicable to Contracts issued to entities/Owners, the use of multiple Contracts by related entities to avoid maximum Premium limits is not permitted. Selection of this GMIB, with multiple Contracts or otherwise, is subject to our administrative rules designed to assure its appropriate use. We may update these rules as necessary.

You may not elect both a GMIB and a GMWB, and you may not elect to add a GMWB after the Issue Date to a Contract with a GMIB. You may also not elect both a GMIB and the GMAB.

FutureGuard 6 Guaranteed Minimum Income Benefit.

PLEASE NOTE: EFFECTIVE APRIL 6, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT. In addition, on and after May 16, 2009, we will no longer accept subsequent Premium payments for contracts to which this Guaranteed Minimum Income Benefit endorsement is attached. This subsequent Premium limitation does not apply to contracts issued in Connecticut on or after October 4, 2004, or to contracts issued in Maryland.

This Guaranteed Minimum Income Benefit is designed to provide a guaranteed minimum level of future income regardless of the investment performance of the underlying investment options. The benefit requires annuitization to provide guaranteed income in the future. For those investors who are wishing to have current income, this benefit allows them to withdraw a minimum amount and still have guaranteed income in the future. The following description of this Guaranteed Minimum Income Benefit is supplemented by the examples in Appendix I.

This optional GMIB endorsement guarantees a minimum fixed income benefit (under certain life contingent options) after a period of at least 10 Contract Years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase. The guarantee is different depending on when you purchased a Contract.

This benefit is only available if:

•	you elect it prior to your Contract's Issue Date;

•	the Annuitant is not older than age 75 on the Issue Date; and

•
you exercise it on or within 30 calendar days of any Contract Anniversary that is at least 10 years later than the most recent “step-up date” (described below) but in no event later than the 30 calendar day period following the Contract Anniversary immediately following the Annuitant's 85th birthday.

This GMIB will terminate and will not be payable at the earliest of:

•	the Income Date (if prior to the effective date of this GMIB);

•	the 31st calendar day following the Contract Anniversary immediately after the Annuitant's 85th birthday;

•	the date you make a total withdrawal from the Contract;

•	upon your death (unless your spouse is your Beneficiary, elects to continue the Contract and is eligible for this benefit); or

•	if the Owner is not a natural person, upon the death of the Annuitant.

This GMIB can only be elected at the time you purchase your Contract. Once elected, this GMIB cannot be terminated in any way other than described above while your Contract is in force.

You have the option of taking this GMIB instead of the other income options described above. Your monthly income option payments will be calculated by applying the “GMIB Benefit Base” (described below) to the annuity rates in the table of guaranteed purchase rates attached to this GMIB endorsement. The only types of income payments available under this GMIB are life contingent fixed annuity income payments. The fixed annuity payment income options currently available are:

Option 1 - Life Income,

Option 2 - Joint and Survivor,

Option 3 - Life Annuity with 120 Monthly Periods Guaranteed, and

Option 4 - Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed.

No other income options will be available, and no partial annuitizations will be allowed.

After any Contract Anniversary that is at least 10 years later than the most recent “step-up date” (described below), the Contract Owner must exercise this option prior to the Income Date. This GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 Contract Years. Please consult a tax advisor on this and other matters of selecting income options.

This GMIB only applies to the determination of income payments under the income options specified above. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in any withdrawals or death benefits.

Both the amount of this GMIB and the quarterly charge for this GMIB (described above in the Charges section) are based upon an amount called the “GMIB Benefit Base.” The GMIB Benefit Base for this GMIB is the greater of (a) or (b), where:

(a) is the Roll-Up Component which is equal to:

•	the step-up value on the most recent step-up date; plus

•	any Premiums you have paid (net of any applicable Premium taxes) subsequent to that step-up date; plus

•	any Contract Enhancements (which are credited only in the first Contract Year) subsequent to the step-up date; minus

•	an adjustment (described below) for any withdrawals (including any applicable charges and Excess Interest Adjustments to those withdrawals) subsequent to that step-up date;

compounded at an annual interest rate of 6% from the most recent step-up date until the earlier of the Annuitant's 80th birthday or the exercise date of this GMIB.

At issue, the step-up date is equal to the Issue Date, and the step-up value is equal to the initial Premium paid (net of any applicable Premium taxes and Sales Charges) plus any Contract Enhancement credited. After issue, the step-up date is equal to the Contract Anniversary on which the Owner elects to step up the Roll-Up Component to the Contract Value, and the step-up value is equal to the Contract Value on that step-up date.

Electing to step-up the Roll-Up Component is optional; however, electing to step-up means that you cannot annuitize under this GMIB for another 10 years (from the newly determined step-up date). A written request for step-up must be received in Good Order by the Service Center within 30 days prior to the Contract Anniversary. The latest available step-up date will be the Contract Anniversary on or immediately following the Annuitant’s 75th birthday.

All adjustments for Premiums and Contract Enhancements are made on the date of the Premium payment. All withdrawal adjustments are made at the end of the Contract Year and on the exercise date of this GMIB. For total withdrawals up to 6% of the Roll-Up Component as of the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the Roll-Up Component as of the previous Contract Anniversary is the Roll-Up Component immediately prior to the excess withdrawal multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawal (including any applicable charges and adjustments to such excess withdrawal). In calculating the withdrawal adjustment, the Issue Date is considered a Contract Anniversary. Generally, the larger the withdrawal, the greater the impact on the GMIB Benefit Base. Please note also that when the Contract Value is greater than the Roll-Up Component, dollar for dollar withdrawals would result in a larger withdrawal adjustment than would proportional withdrawals. However, all withdrawals will be processed as described above, regardless of the level of the Contract Value.

and (b) is the Greatest Contract Anniversary Value Component and is equal to:

•	the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday; minus

•	an adjustment (described below) for any withdrawals after that Contract Anniversary (including any applicable charges and Excess Interest Adjustments for those withdrawals); plus

•	any Premiums paid (net of any applicable Premium taxes) after that Contract Anniversary; minus

•	any taxes deducted after that Contract Anniversary.

All of the applicable listed events and their adjustments are made on the date of the transaction. The withdrawal adjustment is the Greatest Contract Anniversary Value Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments for such withdrawals).

For Contracts issued with this benefit before October 6, 2008, neither component of the GMIB Benefit Base will ever exceed the cap of:

•	300% of Premiums paid (net of any applicable Premium taxes and excluding Premiums paid in the 12 months prior to the date this GMIB is exercised); minus

•	any withdrawals (including related charges and adjustments) deducted since the issuance of the Contract.

For Contracts issued with this benefit on or after October 6, 2008, there is no cap on either component of the GMIB Benefit Base.
If the Contract Value falls to zero while this GMIB is in effect, then:

•
Annuitization under this GMIB will be automatically exercised if, in each Contract Year since the Issue Date, all withdrawals taken during the Contract Year have either been verified to be RMDs or, in total (including any applicable charges and adjustments), have not exceeded 6% of the Roll-Up Component as of the previous Contract Anniversary.

•
A notice of the annuitization will be sent to the Owner within 10 calendar days, and the Owner will have 30 days from the date the Contract Value falls to zero to choose an income option and a payment frequency. The Contract will remain active during this 30-day period. If no choice is made by the end of the 30-day period, the Owner will receive monthly payments based on a life annuity with 10 years certain (joint life annuity with 10 years certain if Joint Annuitants).

•	Otherwise, the GMIB terminates without value.

If you are the Annuitant under your Contract and your spouse continues the Contract after your death, your spouse will become the Annuitant and will continue to be eligible for this GMIB as long as he or she would have been eligible as an Annuitant when your Contract was issued and is age 84 or younger. If your spouse does not satisfy those criteria, then this GMIB will terminate and the charge for this GMIB will be discontinued. Similarly, if an Owner who is a natural person is not the Annuitant and the Annuitant dies, you (the Owner) may select a new Annuitant (who must be a person eligible to be an Annuitant on the Issue Date and is age 84 or younger). If the new Annuitant in that situation does not satisfy those criteria then this GMIB will terminate and the GMIB charge discontinued. In the event of joint Annuitants, the age of the youngest Annuitant will be used for all these determinations. Changing an Annuitant or selecting a new Annuitant while the current Annuitant is still living is not allowed.

Among other requirements applicable to Contracts issued to entities/Owners, the use of multiple Contracts by related entities to avoid maximum Premium limits is not permitted. Selection of this GMIB, with multiple Contracts or otherwise, is subject to our administrative rules designed to assure its appropriate use. We may update these rules as necessary.

You may not elect both a GMIB and a GMWB, and you may not elect to add a GMWB after the Issue Date to a Contract with a GMIB. You may also not elect both a GMIB and the GMAB.

DEATH BENEFIT

The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase. Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state. For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center. Our contact information is on the first page of this prospectus. With the exception of LifeGuard Freedom Flex DB, which currently may only be selected at issue in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options), the optional death benefits are only available upon application or upon conversion (if conversion is permitted). In addition, once an optional death benefit is chosen, it cannot be canceled except upon conversion, (if conversion is permitted), or upon spousal continuation in the case of the LifeGuard Freedom Flex DB.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB. Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.

The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, due proof of death and a completed claim form from the Beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary). Payment will include interest to the extent required by law. The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the other death benefit endorsements. If you have a guaranteed minimum death benefit, the amount by which the guaranteed minimum death benefit exceeds the account value will be put into your account as of the date we receive all required documentation from the Beneficiary of record and will be allocated among the Investment Divisions and Fixed Account according to the current allocation instructions on file for your account as of that date. Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

Basic Death Benefit. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

The death benefit equals the greater of:

•	your Contract Value on the date we receive all required documentation from your Beneficiary; or

•
the total Premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges and adjustments) in the same proportion that the Contract Value was reduced on the date of the withdrawal. For Contracts issued before October 4, 2004, the withdrawal adjustment is equal to the dollar amount of the withdrawal, and this component of the death benefit would be further reduced by any annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and Premium taxes.

Earnings Protection Benefit (“EarningsMax”). The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death. If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value, including any Contract Enhancement, exceeds the remaining premiums (Premiums not previously withdrawn). If the earnings amount is negative, i.e., the total remaining premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid. In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial Premium if you die in the first Contract year).

As described below, if your spouse exercises the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 354) upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit. If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse's death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death. In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in “Special Spousal Continuation Option” beginning on page 354). In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value) plus remaining premiums paid on or after the Continuation Date (excluding remaining premiums paid within 12 months of your spouse's death).

You must elect the Earnings Protection Benefit when you apply for your Contract. Once elected, the benefit may not be terminated. However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

No Earnings Protection Benefit (other than a “continuation adjustment” described below in “Special Spousal Continuation”) will be paid:

•	if your Contract is in the income phase at the time of your death;

•	if there are no earnings in your Contract; or

•	if your spouse exercises the Special Spousal Continuation Option (described below) and either

◦	is age 76 or older at the Continuation Date or

◦	elects to discontinue the Earnings Protection Benefit.

The Earnings Protection Benefit may not be available in your state. See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

Optional Death Benefits. Several optional death benefits are available at issue or upon conversion (subject to availability), in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on the amount of the basic death benefit. Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract's basic death benefit before selecting an optional death benefit. Except for LifeGuard Freedom Flex DB, all optional death benefits are available if you are 79 years of age or younger on the Contract's Issue Date. The LifeGuard Freedom Flex DB is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options) and only if the Owner is 35 to 67 (70 for endorsements issued before April 29, 2013) years of age on the date the endorsement is added to the Contract. The older you are at the time of selection, the less advantageous it would be for you to select an optional death benefit. These optional death benefits are subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

Depending on when and in what state you applied for the Contract: the availability of an optional death benefit may have been different; how an optional death benefit is calculated varies; and we may have referred to an optional death benefit by a different name – all as noted below.

For purposes of these optional death benefits, “Net Premiums” are defined as your Premium payments net of Premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal. Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%. Similarly, with the “Highest Anniversary Value” or “Highest Quarterly Anniversary Value” component, the adjustment to your Contract Value for any withdrawals (including applicable charges and deductions) will have occurred proportionally at the time of the withdrawals. For Contracts issued before October 4, 2004, your Premium payments are further reduced by the annual contract maintenance charges, transfer charges, the charges for any optional benefit endorsements, and taxes. Also for Contracts issued before October 4, 2004, certain withdrawal adjustments are instead equal to the dollar amount of your withdrawals. Please see the calculations for the optional death benefits purchased before May 2, 2005, beginning on page 352, for more information.

Following are the calculations for the optional death benefits on and after October 6, 2008. For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

5% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the 5% Roll-up Death Benefit will be determined as of the end of any Business Day and is equal to:

•	The step-up value on the most recent step-up date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the step-up value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the step-up value,

compounded at an annual interest rate of 5% from the step-up date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement's effective date. The interest rate is 3% per annum for all ages in Washington State.

If this endorsement was added to your Contract before April 6, 2009, adjustments to the GMDB Benefit Base due to the payment of Premium will occur at the time of the Premium payment. If this endorsement was added to your Contract on or after April 6, 2009, all such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge). For total withdrawals up to 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 5% Roll-up Death Benefit.

The step-up date is initially equal to the endorsement's effective date, and the step-up value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the step-up date is set equal to that Contract Anniversary, and the step-up value is set equal to the Contract Value on that step-up date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

6% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the 6% Roll-up Death Benefit will be determined as of the end of any Business Day and is equal to:

•	The step-up value on the most recent step-up date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the step-up value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the step-up value,

compounded at an annual interest rate of 6% from the step-up date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.

However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement's effective date. The interest rate is 3% per annum for all ages in Washington State.

If this endorsement was added to your Contract before April 6, 2009, adjustments to the GMDB Benefit Base due to the payment of Premium will occur at the time of the Premium payment. If this endorsement was added to your Contract on or after April 6, 2009, all such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge). For total withdrawals up to 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 6% Roll-up Death Benefit.

The step-up date is initially equal to the endorsement's effective date, and the step-up value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the step-up date is set equal to that Contract Anniversary, and the step-up value is set equal to the Contract Value on that step-up date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday. Each adjusted quarterly Contract Value is equal to:

•	The Contract Value on the endorsement's effective date or Contract Quarterly Anniversary, as applicable,

•	Less for any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the GMDB Benefit Base, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the GMDB Benefit Base in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Death Benefit.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

•	The step-up value on the most recent step-up date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the step-up value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the step-up value,

compounded at an annual interest rate of 5% from the step-up date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement's effective date. The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, adjustments to the GMDB Benefit Base due to the payment of Premium will occur at the time of the Premium payment, if this endorsement was added to your Contract before April 6, 2009. If this endorsement was added to your Contract on or after April 6, 2009, all such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge). For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-Up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday. Each adjusted quarterly Contract Value is equal to:

•	The Contract Value on the endorsement's effective date or Contract Quarterly Anniversary, as applicable,

•	Less for any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

The step-up date is initially equal to the endorsement's effective date, and the step-up value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the step-up date is set equal to that Contract Anniversary, and the step-up value is set equal to the Contract Value on that step-up date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

•	The step-up value on the most recent step-up date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the step-up value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the step-up value,

compounded at an annual interest rate of 6% from the step-up date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.

However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement's effective date. The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, adjustments to the GMDB Benefit Base due to the payment of Premium will occur at the time of the Premium payment, if this endorsement was added to your Contract before April 6, 2009. If this endorsement was added to your Contract on or after April 6, 2009, all such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge). For total withdrawals up to 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-Up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday. Each adjusted quarterly Contract Value is equal to:

•	The Contract Value on the endorsement's effective date or Contract Quarterly Anniversary, as applicable,

•	Less for any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

The step-up date is initially equal to the endorsement's effective date, and the step-up value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the step-up date is set equal to that Contract Anniversary, and the step-up value is set equal to the Contract Value on that step-up date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

LifeGuard Freedom DB, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	The Contract's Basic Death Benefit (see the description above); or

(b)	The GMWB Death Benefit

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THE LIFEGUARD FREEDOM DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom DB is only available in conjunction with the purchase of the LifeGuard Freedom GMWB. At election, the GMWB Death Benefit equals the LifeGuard Freedom GMWB Guaranteed Withdrawal Balance (GWB). If you select the LifeGuard Freedom GMWB when you purchase your Contract, the GWB is generally your initial Premium payment, net of any applicable Premium taxes and adjusted for any subsequent Premium payments and withdrawals. If the LifeGuard Freedom GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent Premium payments and withdrawals. Election of LifeGuard Freedom DB after issue is only permitted if another optional death benefit endorsement has not been elected, unless you convert to LifeGuard Freedom DB from another optional death benefit (if conversion is permitted). In addition, if you convert to LifeGuard Freedom GMWB from another Guaranteed Minimum Withdrawal Benefit, LifeGuard Freedom DB is not available unless you are converting from the older version of LifeGuard Freedom GMWB to the newer version of LifeGuard Freedom GMWB (if conversion is permitted).

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) the LifeGuard Freedom GMWB Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged. If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent Premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.00.

The GMWB Death Benefit is not adjusted upon step-up, the application of the GWB adjustment or the application of any bonus. The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

For more information about how the LifeGuard Freedom GMWB works, including how the GWB and GAWA are calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 164.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 or later (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

•
Life Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

•
Specified Period Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, the Owner is not deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner along with the remaining GWB.

•
Life Income. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Joint and Survivor. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Life Annuity With at Least 120 Monthly Payments. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

LifeGuard Freedom 6 DB, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	The Contract's Basic Death Benefit (see the description above); or

(b)	The GMWB Death Benefit

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THE LIFEGUARD FREEDOM 6 DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom 6 DB is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB and only if the Owner is 75 years of age or younger on the date the endorsement is added to the Contract. At election, the GMWB Death Benefit equals the LifeGuard Freedom 6 GMWB Guaranteed Withdrawal Balance (GWB). If you select the LifeGuard Freedom 6 GMWB when you purchase your Contract, the GWB is generally your initial Premium payment, net of any applicable Premium taxes and adjusted for any subsequent Premium payments and withdrawals. If the LifeGuard Freedom 6 GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent Premium payments and withdrawals. Election of LifeGuard Freedom 6 DB after issue is only permitted if another optional death benefit endorsement has not been elected.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) the LifeGuard Freedom 6 GMWB Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged. If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent Premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.00.

In addition, on the 7th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit.

The GMWB Death Benefit is not adjusted upon step-up of the LifeGuard Freedom 6 GMWB GWB, the application of the GWB adjustment or the application of any bonus. The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

For more information about how the LifeGuard Freedom 6 GMWB works, including how the GWB and GAWA are calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 185.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 or later (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

•
Life Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

•
Specified Period Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, the Owner is not deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner along with the remaining GWB.

•
Life Income. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Joint and Survivor. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Life Annuity With at Least 120 Monthly Payments. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

LifeGuard Freedom Flex DB, if elected, replaces your basic death benefit and is the only death benefit during the accumulation phase of your Contract. The LifeGuard Freedom Flex DB is the greater of:

(a) The Contract's Basic Death Benefit (see the description above); or

(b) The GMWB Death Benefit, as calculated under this death benefit.

The LifeGuard Freedom Flex DB is only available currently at issue and in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of LifeGuard Freedom Flex GMWB (the “LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option”) and only if the Owner is 35 to 67 (70 for endorsements issued before April 29, 2013) years of age on the date that the endorsement is issued in connection with the Contract. At election, the GMWB Death Benefit equals the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Guaranteed Withdrawal Balance (GWB). When purchased at Contract issuance, the GWB is your initial Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements on the Premium payments.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged. If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD; and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent Premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.

In addition, on the 7th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit, subject to a maximum of $5,000,000.

The GMWB Death Benefit is not adjusted upon step-up of the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups GWB, the application of the GWB adjustment or the application of any bonus. The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

Upon continuation of the Contract by a spousal Beneficiary, the surviving spouse may elect to terminate LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups, in which case the GMWB death benefit will be included in the calculation of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value). If the spouse does not make such an election, the endorsement, including the death benefit thereunder, will continue in accordance with its terms, but the GMWB death benefit will not be included in the continuation adjustment.

For more information about how the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups works, including how the GWB and GAWA are calculated, please see “LifeGuard Freedom Flex GMWB” beginning on page 302.

Unlike the basic death benefit, LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups may provide a death benefit on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this endorsement terminates and no death benefit under the endorsement is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

•
Life Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

•
Specified Period Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, no Owner is deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner(s) along with the remaining GWB.

•
Life Income. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Joint and Survivor. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor payee’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Life Annuity With at Least 120 Monthly Payments. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

The death benefits under the Income Options vary depending on which Income Option you select. Either the GMWB Death Benefit calculation, described above, with or without any remaining GWB, or the excess of the GMWB Death Benefit calculation over the Contract Value is payable. Each is computed on the Income Date. For more information on these Income Options, see “LifeGuard Freedom Flex GMWB – Annuitization” beginning on page 310, and “Income Options” beginning on page 332.”

Following are the calculations for the optional death benefits on and after May 2, 2005 through October 5, 2008. For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

5% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date. Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THIS 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

4% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any Premiums paid (net of any applicable Premium taxes) subsequent to that Contract Anniversary. For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(c)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any Premiums paid (net of any applicable Premium taxes), subsequent to that Contract Anniversary. For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date. Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Combination 4% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(d)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any Premiums paid (net of any applicable Premium taxes) subsequent to that Contract Anniversary. For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THE COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Following are the calculations for the optional death benefits before May 2, 2005. For purposes of these calculations, amounts in (c) and (d) of the roll-up and combination death benefits are limited to 250% of your total Net Premiums; however, this limitation does not include the amount payable with the Earnings Protection Benefit. For more information, please see “Earnings Protection Benefit” beginning on page 338. We will not permit you to use multiple Contracts to try to circumvent this limitation.

5% Roll-up Death Benefit (5% Compounded Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, Premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)	total Net Premiums since your Contract was issued, compounded at 5% per annum; or

(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 5% per annum.

However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date. Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

4% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, Premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)	total Net Premiums since your Contract was issued, compounded at 4% per annum; or

(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 4% per annum.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

Highest Anniversary Value Death Benefit (Maximum Anniversary Value Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, Premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any Premiums paid (net of any applicable Premium taxes) subsequent to that Contract Anniversary.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit (Combination Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, Premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)	total Net Premiums since your Contract was issued, compounded at 5% per annum; or

(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 5% per annum; or

(e)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any Premiums paid (net of any applicable Premium taxes) subsequent to that Contract Anniversary).

However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date. Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

Combination 4% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, Premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)	total Net Premiums since your Contract was issued, compounded at 4% per annum; or

(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 4% per annum; or

(e)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any Premiums paid (net of any applicable Premium taxes) subsequent to that Contract Anniversary.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

Payout Options. The basic death benefit and the optional death benefits can be paid under one of the following payout options:

•	single lump sum payment; or

•	payment of entire death benefit within 5 years of the date of death; or

•
payment of the entire death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy, with the balance of the death benefit payable to the Beneficiary. Any portion of the death benefit not applied under an income option within one year of the Owner's death, however, must be paid within five years of the date of the Owner's death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death. If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name. For more information, please see “Special Spousal Continuation Option” below.

Pre-Selected Payout Options. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date. However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary. If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death. The Pre-selected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time. Moreover, except as described below, we will contribute to the Contract a continuation adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. A continuation adjustment will not be made if your Contract includes the LifeGuard Freedom Flex DB and your spouse continues that benefit after your death. We calculate the continuation adjustment amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary's written request to continue the Contract (the “Continuation Date”). We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial Premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate most of the optional benefits you elected. However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse's death. Any GMIB will terminate upon your death (and no further GMIB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue the Contract. For more information, please see the descriptions of the Guaranteed Minimum Income Benefits beginning on page 332. Similarly, a GMWB will also terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue the Contract. Some GMWBs may be terminated by your spouse on the Continuation Date. For more information, please see the respective GMWB subsections in this prospectus. Any optional Guaranteed Minimum Death Benefit will continue for your spouse unless your spouse chooses to remove it, or (except for LifeGuard Freedom Flex DB) your spouse is age 80 or older at the time of continuation.

Unless your spouse discontinues the Earnings Protection Benefit on the Continuation Date, charges for the benefit will be deducted even though no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued.

The Special Spousal Continuation Option is available to elect one time on the Contract. However, if you have elected the Pre- s elected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Pre- s elected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the Beneficiary becomes the Owner. If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules. If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected. Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

TAXES

The following is only general information and is not intended as tax advice to any individual. Additional tax information is included in the SAI. You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal, including withdrawals under any GMWB you may elect, or an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments. Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. In contrast, a part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of Premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract. This penalty tax will not apply to any amounts:

•	paid on or after the date you reach age 59 1/2;

•	paid to your Beneficiary after you die;

•	paid if you become totally disabled (as that term is defined in the Code);

•
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

•	paid under an immediate annuity; or

•	which come from Premiums made prior to August 14, 1982.

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death. The Owner's “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner's “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts. The Code also imposes required minimum distributions for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an Owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Code); or

•	experiences hardship. However, in the case of hardship, the Owner can only withdraw the Premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

Constructive Withdrawals – Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

•	there was a written agreement providing for payments of the fees solely from the annuity Contract,

•	the Contract Owner had no liability for the fees, and

•	the fees were paid solely from the annuity Contract to the adviser.

Extension of Latest Income Date. If you do not annuitize your non-qualified Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes.  The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year of your Latest Income Date.  In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time.  Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

Death Benefits. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS Approval. The Contract and all death benefit riders attached thereto have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Assignment. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. We believe that the underlying investments are being managed so as to comply with these requirements. A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the Contract Owner and Jackson regarding the availability of a particular investment option and other than the Contract Owner's right to allocate Premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract currently offers 103 Investment Divisions and at least one Fixed Account Option, and, if more than 99 options are offered, a Contract Owner's Contract Value can be allocated to no more than 99 variable and fixed options at any one time. The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or

(c)	a hardship withdrawal.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) while we impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. If the amount allocated to the Investment Divisions plus the amount allocated to a Fixed Account Option is at least $15,000, you can arrange to have a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions and other Fixed Account Options (if currently available) (each a "Designated Option") from the one-year Fixed Account Option (if currently available) or any of the Investment Divisions (each a “Source Option”). For Contracts issued on or after October 11, 2010, if we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) the one-year Fixed Account Option can be used as a

Source Option for Dollar Cost Averaging only with respect to new Premiums that are allocated to that Source Option, (ii) only a twelve-month Dollar Cost Averaging period may be selected, (iii) transfers out of the one-year Fixed Account Option pursuant to such Dollar Cost Averaging will not count against the maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option and (iv) transfers from that Source Option other than such scheduled transfers will not be permitted.

To the extent that Fixed Account Options are not available or are otherwise restricted from being a Dollar Cost Averaging Source Option or Designated Option, Dollar Cost Averaging will be exclusively from or to the Investment Divisions. In the case of transfers from the one-year Fixed Account Option or Investment Divisions with a less volatile unit value to the Investment Divisions, Dollar Cost Averaging can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.

There is no charge for Dollar Cost Averaging. You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions. You should consult with your Jackson representative with respect to the current availability of Dollar Cost Averaging. Certain restrictions may apply.

Dollar Cost Averaging Plus (DCA+). The DCA+ Fixed Account Option is a “source account” designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Fixed Account Options. A Contract Value of $15,000 is required to participate. From time to time, we will offer special enhanced interest rates on the DCA+ Fixed Account Option. If a DCA+ Fixed Account Option is selected, monies in the DCA+ Fixed Account Option will be systematically transferred to the Investment Divisions or other Fixed Account Options chosen over a DCA+ term of either twelve months or six months, as you select.

For Contracts issued on or after October 11, 2010, transfers out of the DCA+ Fixed Account Option other than the automatic DCA+ transfers can be made only if you discontinue use of the DCA+ Fixed Account Option. Also, for Contracts issued on or after October 11, 2010, if we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) you may not discontinue the DCA+ Fixed Account Option or otherwise transfer or withdraw any amounts from the DCA+ Fixed Account Option, but (ii) automatic transfers pursuant to DCA+ will not count against any maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option.

There is no charge for DCA+. You may cancel your DCA+ program using whatever methods you use to change your allocation instructions. You should consult your Jackson representative with respect to the current availability of the Fixed Account Options and the availability of DCA+. If you purchased your Contract between June 4, 2003 and August 17, 2003, the Fixed Account may not be used as a source account. Certain restrictions may apply.

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the one-year Fixed Account Option, if currently available, and the Money Market Investment Division). Earnings Sweep may only be added within 30 days of the issue date of your Contract.

There is no charge for Earnings Sweep. You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions. You should consult with your Jackson representative with respect to the current availability of Earnings Sweep. Certain restrictions may apply.

If you purchased your Contract between June 4, 2003 and August 17, 2003 and you purchased the 3% or 4% Contract Enhancement, earnings may be transferred only from the JNL/WMC Government Money Market Fund into the Investment Divisions.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages. If your Contract was issued on or after October 11, 2010, rebalancing will terminate if your rebalancing program includes the one-year Fixed Account Option and (i) we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” or (ii) we exercise our right to require that any Premiums allocated to the one-year Fixed Account Option be automatically transferred out of that option over a period of time that we specify. In that case, however, you could re-elect automatic rebalancing without the one-year Fixed Account Option. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions. There is no charge for Rebalancing. You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions. You should consult with your Jackson representative with respect to the current availability of Rebalancing. Certain restrictions may apply.

If you purchased your Contract between June 4, 2003 and August 17, 2003 and you purchased the 3% or 4% Contract Enhancement, rebalancing may only include the investment divisions.

Free Look. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it. We will return

•	the Contract Value, plus

•	any fees (other than asset-based fees) and expenses deducted from the Premiums, minus

•	any applicable Contract Enhancement recapture charges.

We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract (subject to state variations). We will return Premium payments where required by law. We will pay the applicable free look proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a free look request, we may delay payment of the free look proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds. In some states, we are required to hold the Premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the Premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, we may advertise several types of performance of the Investment Divisions.

•	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•	Standardized average annual total return is calculated in accordance with SEC guidelines.

•
Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features. The deduction of withdrawal charges and/or the charges for optional features would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

Modification of Your Contract. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a Premium payment, withdrawal, or transfer has been completed. This confirmation statement will provide details about the transaction. Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions. If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments. If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings. Jackson and its subsidiaries are defendants in class actions and a number of civil proceedings arising in the ordinary course of business. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Services
Purchase of Securities Being Offered
Underwriters
Calculation of Performance
Additional Tax Information
Annuity Provisions
Net Investment Factor
Condensed Financial Information
Financial Statements of the Separate Account
Financial Statements of Jackson

APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “The Dow®” and “The Dow® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Brookfield® is a registered trademark of Brookfield Asset Management, Inc.; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund , the JNL/Mellon Capital DowSM Index Fund, and JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson , but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

Dow Jones, SPDJI and their respective affiliates do not:

•	Sponsor, endorse, sell or promote the Products.

•	Recommend that any person invest in the Products.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

•	Have any responsibility or liability for the administration, management or marketing of the Products.

•	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

A-1

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:
• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;
• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data;
• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;
•    Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Total Yield Fund, JNL/S&P Intrinsic Value Fund, JNL Mid 3 Fund and JNL/S&P 4 Fund.

STANDARD & POOR’S ® , S&P ® , S&P 500 ® and, S&P MIDCAP 400 ® are registered trademarks of S&P Global Market Intelligence Inc. or its affiliates and have been licensed for use by Jackson National Life Insurance Company. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a part of S&P Global Market Intelligence. Certain portfolios herein are sub-advised by SPIAS, a registered investment adviser and a wholly owned subsidiary of S&P Global Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS in this document, investors should realize that such information is provided to Jackson National Asset Management, LLC only as a general recommendation. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. The underlying funds of the JNL/S&P 4 Fund are sub-advised by SPIAS. SPIAS does not sub-advise the JNL/S&P 4 Fund. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

A-2

SPIAS and its affiliates (collectively, S&P Global) and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively S&P Global Parties) do not guarantee the accuracy, completeness, timeliness or availability of the Content. S&P Global Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an “as is” basis. S&P GLOBAL PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, FREEDOM FROM BUGS, SOFTWARE ERRORS OR DEFECTS, THAT THE CONTENT’S FUNCTIONING WILL BE UNINTERRUPTED OR THAT THE CONTENT WILL OPERATE WITH ANY SOFTWARE OR HARDWARE CONFIGURATION. In no event shall S&P Global Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the Content even if advised of the possibility of such damages.

While SPIAS has obtained information from sources it believes to be reliable, SPIAS does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

S&P Global keeps certain activities of its divisions separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain divisions of S&P Global may have information that is not available to other S&P Global divisions. S&P Global has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P Global Ratings does not contribute to or participate in the provision of investment advice. S&P Global Ratings may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P Global reserves the right to disseminate its opinions and analyses. S&P Global's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P Global publications and third-party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

S&P Global Market Intelligence and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address. SPIAS may consider research and other information from affiliates in making its investment recommendations.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain model portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P Global Ratings. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P Global Ratings.

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

DoubleLine is a registered service mark of DoubleLine Capital LP.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

A-3

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq® 100 Fund. The JNL/Mellon Capital Nasdaq® 100 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 100 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE JNL/MELLON CAPITAL

A-4

MSCI KLD 400 SOCIAL INDEX FUND OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND , OR THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND , ANY OTHER PERSON OR ENTITY, , THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS

A-5

OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Barclays Capital Inc. and its affiliates ("Barclays") is not the issuer or producer of JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine Shiller Enhanced CAPE Fund. The Shiller Barclays CAPE™ US Sector ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust ("JNLST") as the Issuer of JNL/DoubleLine Shiller Enhanced CAPE Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE US Sector ER USD Index is the licensing of the Shiller Barclays CAPE US Sector ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine Shiller Enhanced CAPE Fund or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund. Additionally, JNLST or JNL/DoubleLine Shiller Enhanced CAPE Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE US Sector ER USD Index in connection with JNL/DoubleLine Shiller Enhanced CAPE Fund investors acquire JNL/DoubleLine Shiller Enhanced CAPE Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE US Sector ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine Shiller Enhanced CAPE Fund. The JNL/DoubleLine Shiller Enhanced CAPE Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine Shiller Enhanced CAPE Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE US Sector ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine Shiller Enhanced CAPE Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine Shiller Enhanced CAPE Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE US Sector ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine Shiller Enhanced CAPE Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE US Sector ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO

A-6

EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPE US Sector ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Shiller Barclays CAPE US Sector ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE SHILLER ENHANCED CAPE FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

A-7

APPENDIX B

CONTRACT ENHANCEMENT RECAPTURE CHARGE PROSPECTUS EXAMPLES

Example 1 illustrates the application of the 4% Contract Enhancement endorsement to a Contract with a single Premium payment and the application of withdrawal charges (using the base withdrawal charge schedule) and recapture charges upon a partial withdrawal when earnings exceed 10% of Remaining Premium (and, therefore, there is no free withdrawal). This example assumes that the Contract is issued on October 1, 2012, and that the Contract Value grows to $128,837.76 by September 30, 2016. The Contract Owner requests that he or she be sent $100,000 on September 30, 2016. The Contract Value will have to be reduced by not only the $100,000, but also by the applicable Withdrawal Charge and Recapture Charge owed to us given the amount of Premium withdrawn that is subject to those charges, as illustrated below.

10/1/2012 :	Contract Issue Date
$100000.00 :	Premium
4.00% :	Contract Enhancement Percentage
$4000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (4.00%))
6.00% :	Withdrawal Charge Percentage for Completed Year 3-4 (WC%)
2.50% :	Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50% :	Hypothetical Net Return

At end of Year 4
9/30/2016
$128837.76 :	Contract Value at end of Year 4
$100000.00 :	Net Withdrawal Amount (The amount requested to be sent.)

$28837.76 :	Earnings (Contract Value ($128,837.76) less Premium ($100,000)), which are presumed to be withdrawn first and without charges.
$71162.24 :	Net Withdrawal Amount requested ($100,000) minus Earnings ($28,837.76).
$77772.94 :
Corresponding Premium. The amount to which the appropriate recapture charge percentage and withdrawal charge percentage are applied. This amount is determined by multiplying the Net Withdrawal Amount requested minus Earnings ($71,162.24) by a factor determined by the percentage amounts of the applicable charges. It is the actual amount of Premium that will need to be withdrawn to send the Contract Owner the Net Withdrawal Amount and apply the remainder to pay the charges to us. In this example, the corresponding Premium is specifically calculated as follows: $71,162.24 X (1/[1 – (6.00% + 2.50%)]) = $77,772.94. In this calculation, the 6.00% represents the WC%, and the 2.50% represents the RC%.

$100000.00 :	Net Withdrawal Amount
$4666.38 :	Withdrawal Charge: $77,772.94 multiplied by WC% (6.00%)
$1944.32 :	Recapture Charge: $77,772.94 multiplied by RC% (2.50%)
$106610.70 :
Total Withdrawal Amount (Net Withdrawal requested ($100,000.00) plus the Withdrawal Charge ($4,666.38) and the Recapture Charge ($1,944.32) that is imposed on the withdrawal of Premium) which is the total amount deducted from the Contract Value

$22227.06 :	Contract Value after Total Withdrawal ($128,837.76 less $106,610.70)

Example 2 illustrates the application of the 4% Contract Enhancement endorsement to a Contract with multiple Premium payments and the application of withdrawal charges (using the base withdrawal charge schedule) and recapture charges upon a partial withdrawal when earnings do not exceed 10% of Remaining Premium. This example assumes that the Contract is issued on October 1, 2012, the Contract Owner makes an additional Premium payment of $100,000 on November 1, 2014, and that the Contract Value grows to $207,000 by December 15, 2014. The Contract Owner requests that he or she be sent $150,000 on December 15, 2014. The Contract Value will have to be reduced by not only the $150,000, but also by the applicable Withdrawal Charge and Recapture Charge owed to us given the amount of Premium withdrawn that is subject to those charges, as illustrated below. For purposes of the withdrawal charge and recapture charge, we treat withdrawals as coming first from earnings, which are withdrawn without withdrawal charges and recapture charges, and then from the oldest Remaining Premium, which will have the lowest withdrawal charges and recapture charges of any Premium remaining in the Contract.

Example 2
10/1/2012	Contract Issue Date
$100000.00 :	Premium 1
4.00% :	Contract Enhancement Percentage
$4000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (4.00%))
7.00% :	Withdrawal Charge Percentage for Completed Year 2-3 (WC%1)
2.50% :	Recapture Charge Percentage for Completed Year 2-3 (RC%1)

11/1/2014
$100000.00 :	Premium 2 received in Contract Year 2-3
3.00% :	Contract Enhancement Percentage for Premium received in Contract Year 2-3
$3000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (3.00%))
8.50% :	Withdrawal Charge Percentage for Completed Year 0-1 (since the receipt of the Premium) (WC%2)
2.50% :	Recapture Charge Percentage for Completed Year 0-1 (since the receipt of the Premium) (RC%2)
0.00% :	Hypothetical Net Return

12/15/2014
$207000.00 :	Contract Value
$150000.00 :	Net Withdrawal Amount (The amount requested to be sent.)

$7000.00 :	Earnings (Contract Value ($207,000) less Premiums ($200,000)), which are presumed to be withdrawn first and without charges.
$13000.00 :	Amount available for withdrawal under the free withdrawal provision [(Premium ($200,000) multiplied by 10%) less Earnings ($7,000)]
$130000.00 :	Net Withdrawal Amount ($150,000) requested minus Earnings ($7,000) and minus the free withdrawal amount ($13,000)).

$100000.00 :	Total Corresponding Premium 1, which is the oldest Remaining Premium. All of this Premium must be withdrawn to meet the requested Net Withdrawal Amount.
$90500.00 :
The amount of Premium 1 withdrawn after deducting the Withdrawal Charge and the Recapture Charge paid to us (Total Corresponding Premium 1 withdrawn ($100,000) less the Withdrawal Charge from Premium 1($100,000 multiplied by WC%1 (7.00%) equals $7,000) less the Recapture Charge from Premium 1 ($100,000 multiplied by RC%1 (2.50%) equals $2,500))

$39500.00 :
Net withdrawal amount needed from Premium 2, which is equal to the Net Withdrawal Amount requested ($150,000), minus Earnings ($7,000), minus the free withdrawal amount ($13,000), and minus the amount withdrawn from Premium 1 after deducting the Withdrawal Charge and the Recapture Charge ($90,500)

$44382.02 :
Total Corresponding Premium 2. The amount of Premium 2 to which the appropriate recapture charge percentage and withdrawal charge percentage are applied. This amount is determined by multiplying the net withdrawal amount needed from Premium 2 ($39,500) by a factor determined by the percentage amounts of the applicable charges. In this example, the corresponding Premium 2 is specifically calculated as follows: $39,500 X (1/[1 – (8.50% + 2.50%)]) = $44,382.02. In this calculation, the 8.50% represents the WC%2, and the 2.50% represents the RC%2.

$150000.00 :	Net Withdrawal Amount
$7000.00 :	Withdrawal Charge from Premium 1: $100,000 multiplied by WC%1 (7.00%)
$2500.00 :	Recapture Charge from Premium 1: $100,000 multiplied by RC%1 (2.50%)
$3772.47 :	Withdrawal Charge from Premium 2: $44,382.02 multiplied by WC%2 (8.50%)
$1109.55 :	Recapture Charge from Premium 2: $44,382.02 multiplied by RC%2 (2.50%)
$164382.02 :
Total Withdrawal Amount (Net Withdrawal requested ($150,000.00) plus the Withdrawal Charge ($7,000.00 plus $2,500.00 equals $9,500.00 in total Withdrawal Charges) and the Recapture Charge ($3,772.47 plus $1,109.55 equals $4,882.02 in total Recapture Charges) that is imposed on the withdrawal of Premium) which is the total amount deducted from the Contract Value)

$42617.98 :	Contract Value after Total Withdrawal ($207,000.00 less $164,382.02)

Example 3 illustrates the application of the 4% Contract Enhancement endorsement to a Contract with a single Premium payment and the application of recapture charges when a contract is annuitized and the corresponding Income Date is within the recapture charge schedule (please see the Recapture Charge Schedule(s) beginning on page 46 of this prospectus). This example assumes that the Contract is issued on October 1, 2012, and that the Contract Value grows to $128,837.76 by September 30, 2016. The Contract Owner requests to annuitize his or her Contract and the Income Date is September 30, 2016.

Example 3
10/1/2012 :	Contract Issue Date
$100000.00 :	Premium
4.00% :	Contract Enhancement Percentage
$4000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (4.00%))
2.50% :	Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50% :	Hypothetical Net Return

At end of Year 4
9/30/2016 :	Income Date
$128837.76 :	Contract Value at end of Year 4
$2500.00 :	Recapture Charge when the Income Date is at the end of Year 4: Premium ($100,000) multiplied by RC% (2.50%)
$126337.76 :	Contract Value to be annuitized (Contract Value less Recapture Charge on the Income Date)

APPENDIX C

FINANCIAL INSTITUTION SUPPORT

Below is a complete list of Financial Institutions that received marketing and distribution and/or administrative support in 2016 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products.

1st Global Capital Corporation	Cadaret, Grant & Co., Inc.	David A. Noyes & Co.
Accelerated Capital Group, Inc.	Calton & Associates, Inc.	Dempsey Lord Smith, LLC
Advisory Group Equity Services, Ltd.	Cambridge Investment Research, Inc.	Dominion Investor Services
Allegheny Investments, Ltd.	Cantella & Company, Inc.	Dorsey and Company, Inc.
Allegiance Capital, LLC	Cape Securities, Inc.	Dougherty & Company, Inc.
Allegis Investment Services	Capfinancial Securities, Inc.	Duncan Williams, Inc.
Allen & Company of Florida, Inc.	Capital City Securities	EDI Financial, Inc.
Allied Beacon Partners, Inc.	Capital Financial Services	Edward Jones & Company
American Capital	Capital Investment Group, Inc.	Equable Securities Corporation
American Equity Investment Corp	Capital One Securities	Equity Services, Inc.
American Independent Securities Group, LLC	Capitol Securities Management, Inc.	Essex National Securities, Inc.
American Portfolios Financial Services, Inc.	Cary Street Partners, LLC	Feltl and Company
Ameriprise Advisor Services, Inc.	CBIZ Financial Solutions	Fifth Third Securities
Ameritas Investment Corporation	CCF Investments, Inc.	Financial Security Management
Arete Wealth Management, LLC	Centaurus Financial, Inc.	Financial West Investment Group
Arque Capital, Ltd.	Center Street Securities, Inc.	First Allied Securities, Inc.
Arvest Asset Management	Century Securities & Associates, Inc.	First Brokerage America, LLC
Associated Insurance Services	Ceros Financial Services, Inc.	First Citizens Investor Services
Aurora Capital, LLC	Cetera Advisor Networks, LLC	First Financial Equity Corporation
Ausdal Financial Partners, Inc.	Cetera Advisors, LLC	First Heartland Capital, Inc.
Avalon Investment & Securities Group, Inc.	Cetera Financial Specialists, LLC	First Republic Securities Company
AXA Advisors, LLC	Cetera Investment Services, LLC	First Western Securities, Inc.
B.C. Ziegler & Company	CFD Investments, Inc.	Foothill Securities, Inc.
BancWest Investment Services, Inc.	Chelsea Financial Services	Foresters Equity Services, Inc.
Bankers Life Securities, Inc.	Citigroup Global Markets, Inc.	Fortune Financial Services, Inc.
BB&T Securities, LLC	Citizens Investment Services	Founders Financial Securities, LLC
BBVA Compass Investment Solutions, Inc.	Client One Securities, LLC	FSC Securities Corporation
BCG Securities, Inc.	Coastal Equities, Inc.	FTB Advisors, Inc.
Beaconsfield Financial Services	Commonwealth Financial Network	G. W. Sherwold Associates, Inc.
Benjamin F Edwards & Company	Community America Financial Solutions, LLC	G.A. Repple and Company
Berthel, Fisher & Company Financial Services	Compass Bancshares Ins, Inc.	Garden State Securities
BFT Financial Group, LLC	Comprehensive Asset Management &	Geneos Wealth Management, Inc.
Blakeslee & Blakeslee, Inc.	Servicing, Inc.	Girard Securities, Inc.
BMO Harris Financial Advisors, Inc.	Concorde Investment Services, LLC	Global Brokerage Services, Inc.
BOK Financial Securities, Inc.	Coordinated Capital Securities, Inc.	GLP Investment Services, LLC
Bolton Global Capital	Country Capital Management Company	GLS & Associates, Inc.
BOSC, Inc.	Crescent Securities Group	Gradient Securities, LLC
Bristol Financial Services, Inc.	Crown Capital Securities, L.P.	Great Nation Investment Corporation
Broker Dealer Financial Services Corporation	Crystal Bay Securities	GWN Securities, Inc.
Brokers International Financial Services, LLC	CUNA Brokerage Services, Inc.	H Beck, Inc.
Brooklight Place Securities	CUSO Financial Services, Inc.	H.D. Vest Investment Securities, Inc.
Bruce A. Lefavi Securities, Inc.	Cutter & Company	Hantz Financial Services
Bruderman Brothers	D. A. Davidson & Company	Harbor Financial Services, LLC
Buckman, Buckman & Reid, Inc.	Davenport & Company, LLC	Harbour Investments, Inc.

C-1

Harger and Company, Inc.	Lincoln Financial Advisors Corporation	OneAmerica Securities, Inc.
Hazard & Siegel, Inc.	Lincoln Financial Securities Corporation	Oppenheimer & Company, Inc.
HBW Securities, LLC	Lincoln Investment Planning, Inc.	Packerland Brokerage Services
Hefren-Tillotson, Inc.	Lion Street Financial, LLC	Paradigm Equities, Inc.
Hilltop Securities, Inc.	Lombard Securities	Park Avenue Securities, LLC
Hornor, Townsend & Kent, Inc.	Long Island Financial Group, Inc.	Parkland Securities, LLC
HSBC Securities	LPL Financial Services	Parsonex Securities, LLC
Huntington Investment Company	Lucia Securities, LLC	Peak Brokerage Services
Huntleigh Securities Corporation	M Griffith Investment Services	Peoples Securities, Inc.
IBN Financial Services, Inc.	M. Holdings Securities, Inc.	PFA Security Asset Management, Inc.
IFS Securities	M&T Securities, Inc.	PlanMember Securities Corporation
IMS Securities, Inc.	Madison Avenue Securities, Inc	PNC Investment, LLC
Independence Capital Company	Maxim Group, LLC	Principal Securities
Independent Financial Group, LLC	McLaughlin Ryder Investments, Inc.	Private Client Services, LLC
Infinex Investments, Inc.	MerCap Securities, LLC	ProEquities, Inc.
Infinity Securities, Inc.	Mercer Allied Company, LP	Prospera Financial Services, Inc.
Innovation Partners, LLC	Merrill Lynch	Pruco Securities, LLC
Institutional Securities Corporation	MetLife Securities, Inc.	PTS Brokerage, LLC
InterCarolina Financial Services, Inc.	Michigan Securities, Inc.	Purshe Kaplan Sterling Investments
International Assets Advisory, LLC	Mid-Atlantic Capital Corporation	Quayle & Company Securities
Intervest International, Inc.	Mid-Atlantic Securities , Inc.	Questar Capital Corporation
INVEST Financial Corporation	MML Investors Services, LLC	Raymond James & Associates, Inc.
Investacorp, Inc.	Moloney Securities Company, Inc.	RBC Capital Markets Corporation
Investment Centers of America, Inc.	Money Concepts Capital Corp	Regulus Advisors, LLC
Investment Network, Inc.	Moors & Cabot, Inc.	Rhodes Securities, Inc.
Investment Planners, Inc.	Morgan Stanley	Robert W. Baird & Company, Inc.
Investment Professional, Inc.	MSI Financial Services	Rogan and Associates
Investors Capital Corporation	Mutual of Omaha Investor Services, Inc.	Royal Alliance Associates
J.W. Cole Financial, Inc.	Mutual Securities, Inc.	Royal Securities Company
James T Borello & Company	Mutual Trust Company of America Securities	Sagepoint Financial, Inc.
Janney, Montgomery Scott, LLC	MWA Financial Services, Inc.	Santander Securities, LLC
JJB Hilliard WL Lyons, LLC	National Planning Corporation	Saxony Securities, Inc.
JP Morgan Securities	National Securities Corporation	SCF Securities, Inc.
JP Turner & Company, LLC	Nations Financial Group, Inc.	Secure Planning, Inc.
K. W. Chambers & Company	Nationwide Planning Associates	Securian Financial Services, Inc.
Kalos Capital, Inc.	Nationwide Securities, LLC	Securities America, Inc.
Kestra Investment Services, Inc./NFP	Navy Federal Brokerage Services, LLC	Securities Equity Group
Securities, Inc.	NBC Securities, Inc.	Securities Management & Research, Inc.
Key Investment Services	Newbridge Securities Corporation	Securities Service Network, Inc.
Kingsbury Capital, Inc.	Next Financial Group, Inc.	Sigma Financial Corporation
KMS Financial Services, Inc.	NIA Securities, LLC	Signal Securities, Inc.
Kovack Securities, Inc.	North Ridge Securities Corporation	Signator Investors, Inc.
L. M. Kohn & Company, Inc.	Northeast Securities, Inc.	Signature Securities Group Corporation
Lasalle St. Securities, LLC	Northwestern Mutual Investment Services, LLC	SII Investments, Inc.
Legend Equities Corporation	NPB Financial Group, LLC	Silver Oak Securities
Leigh Baldwin & Company	NY Life Securities, Inc.	Sorrento Pacific Financial, LLC
Lesko Securities, Inc.	Oak Tree Securities, Inc.	Southeast Investments, N.C., Inc.
Liberty Partners Financial Services, LLC	Oakbridge Financial Services	Southwestern/Great American
LifeMark Securities Corporation	Ohanesian & Lecours, Inc.	Spire Securities

C-2

St. Bernard Financial Services, Inc.	Woodbury Financial Services, Inc.
Sterne Agee Financial Services, Inc.	Woodmen Financial Services, Inc.
Stifel Nicolaus & Company, Inc.	World Equity Group, Inc.
Summit Brokerage Services, Inc.	Wunderlich Securities, Inc.
Sunset Financial Services, Inc.	WWK Investments, Inc.
SunTrust Investment Services, Inc.
SWBC Investment Services
SWS Financial Services, Inc.
Symphonic Securities, LLC
Synovus Securities, Inc.
Tandem Securities, Inc.
Taylor Capital Management
Teckmeyer Financial Services
TFS Securities, Inc.
The Investment Center, Inc.
The Leaders Group, Inc.
The O.N. Equity Sales Company
The Strategic Financial Alliance, Inc.
The Windmill Group
Thrivent Financial
Thurston, Springer, Miller, Herd and Titak, Inc.
Transamerica Financial Advisors, Inc.
Triad Advisors, Inc.
Trustmont Financial Group, Inc.
UBS Financial Services, Inc.
Uhlmann Price Securities
UMB Insurance, Inc.
UnionBanc Investment Services, LLC
United Planners Financial Services of America
Univest Insurance, Inc.
US Bancorp Investments, Inc.
USA Financial Securities Corporation
Valic Financial Advisors, Inc.
ValMark Securities, Inc.
Vanderbilt Securities, LLC
Veritrust
Voya Financial Advisors, Inc
VSR Financial Services, Inc.
Waddell & Reed, Inc.
Wall Street Financial Group
Wayne Hummer Investments, LLC
Wedbush Securities, Inc.
Wellington Shields & Company, LLC
Wells Fargo Advisors, LLC
Wescom Financial Services, LLC
Western Equity Group
Westport Capital Markets
WFG Investments, Inc.

C-3

APPENDIX D

GMAB PROSPECTUS EXAMPLES

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT AND RE-ELECTIONS OF THE GMAB ARE NO LONGER PERMITTED.

Unless otherwise specified, the following examples assume you elected a GMAB with a Guarantee Period of 10 years when you purchased your Contract, on your application you chose to allocate 80% of your Premium to the Investment Divisions and 20% to the 5 Year Fixed Account Option (with a crediting rate of 3.25%), the required allocation percentage to the GMAB Fixed Account is 30%, the crediting rate for the GMAB Fixed Account is 3.50%, no other optional benefits were elected, your initial Premium payment was $100,000. All partial withdrawals include any applicable withdrawal charges.

Example 1: At election, a percentage of your funds is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is determined.

•	If the GMAB is elected at issue:

◦	$30,000 is allocated to the GMAB Fixed Account, which is 30% of your initial Premium payment.

◦	$56,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your initial Premium Payment.

◦	$14,000 is allocated to the 5 Year Fixed Account Option, which is 20% of the remaining 70% of your initial Premium Payment.

◦	Your Guaranteed Value is $100,000, which is your initial Premium payment.

Example 2: Upon payment of a subsequent Premium within 90 days of the Issue Date of the Contract, a percentage of your Premium payment is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is re-determined. Your Guaranteed Value is subject to a maximum of $5,000,000.

•	Example 2a: If you make an additional Premium payment of $50,000 and your Guaranteed Value is $100,000:

◦	$15,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.

◦	$28,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.

◦	$7,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.

◦	Your Guaranteed Value is $150,000, which is your additional Premium payment plus the Guaranteed Value before your additional Premium Payment.

•	Example 2b: If you make an additional Premium payment of $4,950,000 and your Guaranteed Value is $100,000:

◦	$1,485,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.

◦	$2,772,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.

◦	$693,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.

◦	Your Guaranteed Value is $5,000,000, which is the maximum since your additional Premium payment plus the Guaranteed Value before your additional Premium Payment exceeds the maximum of $5,000,000.

•	Note:

◦	An initial Contract Value that exceeds the Guaranteed Value at the beginning of the Guarantee Period diminishes the value of the GMAB.

Example 3: If you take a partial withdrawal of $15,000 at the end of the third Contract Year, while the GMAB is in effect, the GMAB Fixed Account value, Fixed Account Option values, Separate Account Contract Value and Guaranteed Value are re-determined.

•
Example 3a: If your Separate Account Contract Value is $65,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $113,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

◦	$4,389.17 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $28,872.37.

◦	$8,577.36 is deducted from your Investment Divisions and the new Separate Account Contract Value is $56,422.64.

D-1

◦	$2,033.47 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $13,376.37

◦	Your total new Contract Value is $98,671.38.

◦
Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $98,671.38 divided by $113,671.38 (87%). The new Guaranteed Value is 87% of the original Guaranteed Value, which is $86,804.07.

•
Example 3b: If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $78,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

◦	$6,341.86 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $26,919.67.

◦	$5,720.00 is deducted from your Investment Divisions and the new Separate Account Contract Value is $28,280.00.

◦	$2,938.14 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $12,471.70.

◦	Your total new Contract Value is $63,671.38.

◦
Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $63,671.38 divided by $78,671.38 (81%). The new Guaranteed Value is 81% of the original Guaranteed Value, which is $80,933.35.

◦
Note: This example illustrates that, when the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal reduces the GV by a dollar amount that is greater than the dollar amount withdrawn.

•	Note:

◦	As examples 3a and 3b together illustrate, the impact of a withdrawal on the Guaranteed Value in a down market is greater than that in an up market.

◦
Withdrawals from the Fixed Account Options and the GMAB Fixed Account may be subject to an Excess Interest Adjustment. Withdrawal charges may also apply and the net withdrawal may be less than $15,000.

Example 4: If you terminate your GMAB on your seventh Contract Anniversary, the entire GMAB Fixed Account value is automatically transferred to the Investment Divisions and Fixed Account Options according to your specified Premium allocations. The amount transferred from the GMAB Fixed Account is subject to an Excess Interest Adjustment.

•
Example 4a: If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $38,168.38 and your 5 Year Fixed Account Option value is $17,512.92 for a total Contract Value of $100,681.30 just before you terminate your GMAB and the crediting rate for a new 10 Year GMAB Fixed Account is 4.00%:

◦
$38,168.38 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0. The amount transferred is subject to an Excess Interest Adjustment, which reduces the amount transferred by $1,085.29 for a net transfer of $37,083.09

◦	$29,666.47 is transferred to the Investment Divisions, which is 80% of the net transfer from the GMAB Fixed Account. Your new Separate Account Contract Value is $74,666.47.

◦	$7,416.62 is transferred to a 5 Year Fixed Account Option, which is 20% of the net transfer from the GMAB Fixed Account. Your new Fixed Account Option value is $24,929.54

◦	Your total new Contract Value is $99,596.01.

Example 5: At the end of the Guarantee Period, the excess of the Guaranteed Value over the Contract Value, if any, is credited to your Contract Value according to your specified Premium allocations.

•
Example 5a: If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you do not request to re-elect the GMAB:

◦	The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.

◦	$1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.

◦	$6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.

◦	Your total new Contract Value is $100,000.

◦	$42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.

◦	$8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $29,421.21.

◦	$33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $70,578.79.

◦	Your new Guaranteed Value is $0 and your GMAB charges cease.

D-2

•
Example 5b: If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you request to re-elect the GMAB:

◦	The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.

◦	$1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.

◦	$6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.

◦	Your total new Contract Value is $100,000.

◦	$12,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $30,000, which is 30% of your Contract Value.

◦	$2,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $23,421.21.

◦	$9,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $46,578.79.

◦	Your new Guaranteed Value is $100,000.

•
Example 5c: If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you do not request to re-elect the GMAB:

◦	The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.

◦	Your total Contract Value is $106,594.48.

◦	$42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.

◦	$8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $27,740.11.

◦	$33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $78,854.37.

◦	Your new Guaranteed Value is $0 and your GMAB charges cease.

•
Example 5d: If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you request to re-elect the GMAB:

◦	The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.

◦	Your total Contract Value is $106,594.48.

◦	$10,339.62 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $31,978.34, which is 30% of your Contract Value.

◦	$2,067.92 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $21,344.44.

◦	$8,271.70 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $53,271.70.

◦	Your new Guaranteed Value is $106,594.48.

D-3

APPENDIX E

GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the bonus percentage (if applicable) is 7%. The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus. If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage.

See Appendix F for examples regarding Jackson Select GMWB and Jackson Select GMWB with Joint Option for those endorsements issued on or after October 11, 2010, as well as Jackson Select Protector GMWB, LifeGuard Freedom Flex GMWB, and LifeGuard Freedom Flex with Joint Option GMWB. See Appendix H for examples regarding the LifeGuard Freedom 6 Net GMWB, LifeGuard Freedom 6 Net GMWB with Joint Option, and MarketGuard Stretch GMWB.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

s	If your endorsement includes an Earnings-Sensitive Adjustment, your initial GMWB Earnings Determination Baseline is $100,000, which is your initial Premium payment.

▪	Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪
Example 1c: If the GMWB is elected after issue (if permitted) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

–	If your endorsement does not contain a varying benefit percentage and was issued on or after May 1, 2011, your GWB is not reduced by the Recapture Charge at the time the GMWB is elected or converted.

▪	Notes:

s	If your endorsement contains a varying benefit percentage:

–
Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.

–
If your endorsement allows for re-determination of the GAWA%, your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract.

s	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.

s	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision, your initial 200% GWB adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a 400% Guaranteed Withdrawal Balance Adjustment provision, your initial 400% GWB adjustment is set equal to 400% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB death benefit is set equal to your initial GWB.

s
If your endorsement includes an Earnings-Sensitive Adjustment provision, your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract.

Example 2: This example demonstrates how your GAWA% is determined. If your endorsement contains a varying benefit percentage, your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
If your endorsement allows for re-determination of the GAWA%, your GAWA% will be re-determined based on your attained age if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your contract at the time of the Premium Payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

–
If your endorsement does not contain a varying benefit percentage and was issued on or after May 1, 2011, your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000) plus the Contract Enhancement resulting from the Premium payment ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

–
If your endorsement does not contain a varying benefit percentage and was issued on or after May 1, 2011, your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of the amount of increase in your GWB resulting from the additional Premium payment.

s
If your endorsement includes an Earnings-Sensitive Adjustment and your GMWB Earnings Determination Baseline is $100,000 at the time of the additional Premium payment, your new GMWB Earnings Determination Baseline is $150,000, which is your GMWB Earnings Determination Baseline prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Note that GMWB Earnings Determination Baseline is not subject to a maximum.

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	If your endorsement contains a varying benefit percentage:

–	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

–	If your endorsement allows for re-determination of the GAWA%, your BDB is increased by the Premium payment.

s	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.

s	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision:

-
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 3a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is

$200,000, then the 200% GWB adjustment is increased by 200% of the additional Premium payment. The resulting 200% GWB adjustment is $200,000 + $100,000 = $300,000.

-
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 100% of the additional Premium payment. The resulting 200% GWB adjustment is $200,000 + $50,000 = $250,000.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is increased by the Premium payment, subject to a maximum of $5,000,000.

s	If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline is increased by the Premium payment.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified contracts that permit withdrawals in excess of the GAWA to equal your RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit may be reduced. In the case where your GMWB death benefit is reduced for all withdrawals, it will be reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

s
If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, and if your GAWA falls below your GWB, your GAWA will be adjusted to equal your GWB. Depending on when your Contract was issued, this will occur either at the time a withdrawal causes the GWB to fall below the GAWA ,or at the end of your

Contract Year if your GWB is at that time less than your GAWA.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s	If your endorsement includes an Earnings-Sensitive Adjustment provision:

–
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 13.

–
An Earnings-Sensitive Adjustment may apply to your withdrawal, which will allow you to withdraw additional amounts from your contract during that Contract Year without causing a proportional reduction of your GMWB. See Example 13a and 13 b.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

–
If your endorsement contains an annual step-up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual step-up provision, is effective on or after 5/3/2010, and is not a For Life GMWB, your new GWB is $91,200, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

–
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($130,000 - $10,000 = $120,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual step-up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual step-up provision, is effective on or after 5/3/2010, and is not a For Life GMWB, your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($120,000*0.05 = $6,000). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

-
If your endorsement contains an annual step-up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual step-up provision, is effective on or after 5/3/2010, and is not a For Life GMWB, your new GWB is $90,250, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual step-up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual step-up provision, is effective on or after 5/3/2010, and is not a For Life GMWB, your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB). In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

-
If your endorsement contains an annual step-up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual step-up provision, is effective on or after 5/3/2010, and is not a For Life GMWB, your new GWB is $85,500, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

-
Otherwise, your new GWB is $45,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($55,000 - $10,000 = $45,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual step-up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual step-up provision, is effective on or after 5/3/2010, and is not a For Life GMWB, your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $2,250, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($45,000*0.05 = $2,250). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $2,250, which is 5% of your new GWB ($45,000*0.05 = $2,250). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your endorsement contains a varying benefit percentage and allows for re-determination of your GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is recalculated to equal the lesser of 1) your bonus base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit will be reduced. In the case where your GMWB Death Benefit is reduced for all withdrawals, the GMWB Death Benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA. Otherwise, your GMWB Death Benefit is only reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

s
If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, and if your GAWA falls below your GWB, your GAWA will be adjusted to equal your GWB. Depending on when your Contract was issued, this will occur either at the time a withdrawal causes the GWB to fall below the GAWA ,or at the end of your Contract Year if your GWB is at that time less than your GAWA.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s	If your endorsement includes an Earnings-Sensitive Adjustment provision:

–
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 13.

–
Your GWB will be reduced dollar for dollar for up to the sum of the Earnings-Sensitive Adjustments during that Contract Year and the GAWA, and your GWB and GAWA will be reduced proportionally only for the portion of the withdrawal in excess of that amount. See Example 13c.

Example 6: This example illustrates how GMWB values are re-determined upon step-up. (This example only applies if your endorsement contains a step-up provision.)

▪
Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).

s
If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
However, if your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•	Your GAWA% is set to 6%, since your Contract Value (or highest quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

▪
Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB. However, in this case, it is assumed that your initial Premium is $100,000. Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%. In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($90,000).

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Even if your endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your bonus base has not been increased due to the step-up.

▪	Notes:

s
Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up. If the charge does increase, a separate calculation would be recommended to establish if the step-up is beneficial.

s
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

s
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

s	If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since step-ups do not impact the GWB adjustment.

s	If your endorsement contains a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since step-ups do not impact the GMWB death benefit.

s
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values. The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any Premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

s
If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline remains unchanged since step-ups do not impact the GMWB Earnings Determination Baseline.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision (if applicable) to impact re-determination of GMWB values. (This example only applies if your endorsement contains a step-up provision.)

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (or highest quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

–
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
This example demonstrates what happens if you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

–
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:

s
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

–
If your endorsement contains an annual step-up provision and is effective on or after 12/03/2007, the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.

s
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

s
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

s	If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the withdrawal (if not previously determined).

–
If your endorsement allows for re-determination of the GAWA%, the GAWA% is re-determined upon step-up if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.

s	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.

s
If your endorsement contains a GMWB Death Benefit provision, the GMWB death benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB death benefit may be reduced for the withdrawal.

s
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values. The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any Premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

s
If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, and if your GAWA falls below your GWB, your GAWA will be adjusted to equal your GWB. Depending on when your Contract was issued, this will occur either at the time a withdrawal causes the GWB to fall below the GAWA ,or at the end of your Contract Year if your GWB is at that time less than your GAWA.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

s
If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline would not be adjusted for the step-up since step-ups do not impact the GMWB Earnings Determination Baseline, but your GMWB Earnings Determination Baseline may be reduced for the withdrawal. See Example 13 to see how the GMWB Earnings Determination Baseline is re-determined on a withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon application of the Guaranteed Withdrawal Balance Bonus. (This example only applies during the Bonus Period if your endorsement contains a Guaranteed Withdrawal Balance Bonus provision.)

▪	Example 8a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your bonus base ($100,000 + $100,000*0.07 = $107,000).

s	Your GAWA for the next year is recalculated to equal $5,350, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($107,000*0.05 = $5,350).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your bonus base ($90,000 + $100,000*0.07 = $97,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your bonus base is not recalculated upon the application of the bonus to your GWB.

s
If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not impacted by the application of the bonus.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since the GWB adjustment is not impacted by the application of the bonus.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since the GMWB death benefit is not impacted by the application of the bonus.

s
If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, and if your GAWA falls below your GWB, your GAWA will be adjusted to equal your GWB. Depending on when your Contract was issued, this will occur either at the time a withdrawal causes the GWB to fall below the GAWA ,or at the end of your Contract Year if your GWB is at that time less than your GAWA.

s
If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline remains unchanged since the GMWB Earnings Determination Baseline is not impacted by the application of the bonus.

Example 9: This example illustrates how the GAWA is re-determined when the For Life Guarantee becomes effective after the effective date of the endorsement. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: This example demonstrates what happens if on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:

s
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 9c: This example demonstrates what happens if on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
If your endorsement is effective on or after 03/31/2008, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option). If your endorsement is effective prior to 12/03/2007, your reset date is the Contract Anniversary on or immediately following your 65th birthday (or the youngest Covered Life's 65th birthday if your endorsement is a For Life GMWB with Joint Option). Otherwise, your reset date is the Contract Anniversary on or immediately following your 60th birthday.

Example 10: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option. (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date. Once the For Life Guarantee becomes effective, the surviving Covered

Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:

s
If your endorsement is effective on or after 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2. If your endorsement is effective prior to 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life’s 65th birthday.

s	If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged at the time of continuation.

s	If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline remains unchanged at the time of continuation.

Example 11: This example demonstrates how the GWB is re-determined upon application of the 200% Guaranteed Withdrawal Balance Adjustment. (This example only applies if your endorsement contains a 200% Guaranteed Withdrawal Balance Adjustment or a 400% Guaranteed Withdrawal Balance Adjustment provision. If your endorsement contains a 400% Guaranteed Withdrawal Balance Adjustment provision, the examples below still apply, given that you replace the 200% in each of the calculations with 400%)

▪
Example 11a: This example demonstrates what happens if on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($160,000) or 2) the 200% GWB adjustment ($200,000).

▪
Example 11b: This example demonstrates what happens if on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($210,000) or 2) the 200% GWB adjustment ($200,000).

▪	Notes:

s	The 200% GWB adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your bonus base since the bonus base is not impacted by the 200% GWB adjustment.

s	If your endorsement allows for re-determination of the GAWA%, no adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.

s	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB death benefit since the GMWB death benefit is not impacted by the 200% GWB adjustment.

s
If your endorsement includes an Earnings-Sensitive Adjustment provision, no adjustment is made to your GMWB Earnings Determination Baseline since the GMWB Earnings Determination Baseline is not impacted by the 200% GWB adjustment.

Example 12: This example demonstrates how funds are transferred to or from the GMWB Fixed Account, on each Contract Monthly Anniversary, via the formulas defined in the Transfer of Assets Methodology in Appendix G. The annuity factors referenced in this example are also found in Appendix G. (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 12a: This example demonstrates what happens if on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

s	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).

s
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

s
Since the ratio (91.56%) is greater than 83%, funds are transferred from the Investment Divisions and the Fixed Account Options to the GMWB Fixed Account. The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

s	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).

s
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

s
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 12b: This example demonstrates what happens if on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).

s
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

s
Since the ratio (73.98%) is less than 77%, funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

s	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).

s
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

s
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 12c: This example demonstrates what happens if on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).

s	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.

s
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

s	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).

s
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

s
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:

s
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

s
The amount transferred from each Investment Division and Fixed Account Option to the GMWB Fixed Account will be in proportion to their current value. The amount transferred to each Investment Division and Fixed Account Option will be based on your most current Premium allocation instructions.

s	Funds transferred out of the Fixed Account Option(s) will be subject to an Excess Interest Adjustment (if applicable).

s	No adjustments are made to the GWB, the GAWA, the bonus base, the GWB adjustment, or the GMWB death benefit as a result of the transfer.

Example 13: This example expands on the basic examples at pages 268 and 281 and demonstrates how GMWB values are valued and re-determined at the time of a withdrawal when the Earnings-Sensitive Adjustment increases the permissible withdrawal amount. (This example only applies if your endorsement contains an Earnings-Sensitive Adjustment provision.)

▪
Example 13a: This example demonstrates how the Earnings-Sensitive Adjustment is applied if the GMWB Earnings are in excess of the total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $118,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

s	Your GMWB Earnings are equal to $18,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($118,000 - $100,000 = $18,000).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s	The Earnings-Sensitive Adjustment is equal to $3,333, which is the lesser of two quantities:

–	$7,200, which is equal to 40% of the GMWB Earnings (0.40 * $18,000 = $7,200)

–	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).

s
The total withdrawal amount is equal to $8,333, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $3,333 = $8,333).

s	Your Contract Value after the withdrawal is equal to $109,667, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($118,000 - $8,333 = $109,667).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $100,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($0, since the withdrawal of $8,333 is less than the GMWB Earnings of $18,000). Since the GMWB Earnings is in excess of the total withdrawal the GMWB Earnings Determination Baseline is not reduced.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,333 + $5,000 - $8,333 = 0).

s
Your GWB after the withdrawal is equal to $91,667, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $8,333 = $91,667). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

s
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 13b: This example demonstrates how the Earnings-Sensitive Adjustment is applied if there are no GMWB Earnings in the Contract, i.e. your Contract Value is less than the GMWB Earnings Determination Baseline at the time of your total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $98,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

s	Your GMWB Earnings are equal to $0, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($98,000 - $100,000 = -$2,000 which is less than zero).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s	The Earnings-Sensitive Adjustment is equal to $0, which is the lesser of two quantities:

–	$0, which is equal to 40% of the GMWB Earnings (0.40 * $0 = $0)

–	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).

s
The total withdrawal amount is equal to $5,000, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $0 = $5,000).

s	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($98,000 - $5,000 = $93,000).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $95,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($5,000 - $0 = $5,000). Since there are no GMWB Earnings at the time of the withdrawal the GMWB Earnings Determination Baseline is reduced by the total withdrawal amount.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $5,000 = 0).

s
Your GWB after the withdrawal is equal to $95,000, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $5,000 = $95,000). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

s
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 13c: This example demonstrates an Excess Withdrawal that results in a re-determination of your GWB and GAWA. This example assumes that you request a withdrawal for $15,000 where at the time of the withdrawal your Contract Value is $108,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year.

s	Your GMWB Earnings are equal to $8,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s
Because you specified a withdrawal of exactly $15,000 including the Earnings-Sensitive Adjustment, the amount of the Earnings-Sensitive Adjustment for that withdrawal must be calculated. This requires a couple of steps.

First, the Earnings-Sensitive Adjustment that would apply to a withdrawal of the MEWAR is calculated. This is the maximum Earnings-Sensitive Adjustment that could apply to a withdrawal of any size at that time. The maximum Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two quantities:

$3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200)
$3,333, which is equal to 2/3 of the MEWAR (2/3 * $5,000 = $3,333).

Second, your requested withdrawal is compared to the withdrawal of the MEWAR ($5,000) plus the maximum Earnings-Sensitive Adjustment ($3,200). Your requested withdrawal of $15,000 is greater than $8,200 ($5,000 + $3,200), so your Earnings-Sensitive Adjustment is equal to the maximum Earnings-Sensitive Adjustment ($3,200).

Thus, your $15,000 withdrawal has a $3,200 Earnings-Sensitive Adjustment. Note that the result is the same as if you had requested a withdrawal of $11,800 plus the Earnings-Sensitive Adjustment, since your total withdrawal would also have been $15,000 in that case.

s	The total withdrawal amount is equal to $15,000. Thus, your requested withdrawal exceeds your GAWA plus the Earnings-Sensitive Adjustment.

s	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $15,000 = $93,000).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $93,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($15,000 - $8,000 = $7,000). Since a portion of the total withdrawal ($7,000) is in excess of GMWB Earnings, the GMWB Earnings Determination Baseline is reduced by the amount of the withdrawal in excess of GMWB Earnings.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $15,000 = -$6,800 which is less than zero).

s
Your GWB after the withdrawal is equal to $85,545, which is your GWB reduced dollar for dollar for your GAWA plus the Earnings-Sensitive Adjustments in the current Contract Year, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [($100,000 - $8,200) * (1 - ($15,000 - $8,200) / ($108,000 - $8,200)) = $85,545].

s
Since the total partial withdrawals for the year ($15,000) then exceeds the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA after the withdrawal is equal to $4,659, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [$5,000*(1-($15,000-$8,200)/($108,000-$8,200))=$4,659].

▪	Notes:

s	If your For Life Guarantee is not in effect, your Earnings-Sensitive Adjustment may not exceed the greater of zero or your GWB less the MEWAR.

s
If you request a withdrawal of an exact amount (for example, you wish to take a withdrawal from your Contract Value of only your GAWA, and no more), an Earnings-Sensitive Adjustment will still be calculated. The effect of that Earnings-Sensitive Adjustment will be to potentially allow for an additional amount available for withdrawal during the current Contract Year without incurring proportional reduction of your benefit. In other words, due to the Earnings-Sensitive Adjustment your GAWA may decrease by less than the total amount of Contract Value withdrawn.

APPENDIX F

GMWB PROSPECTUS EXAMPLES

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups (“LifeGuard Freedom Flex” and “LifeGuard Freedom Flex with Joint Option GMWB”)

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select”) for Endorsements Issued on or After October 11, 2010 (no longer offered as of May 1, 2011)

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select With Joint Option GMWB”) for Endorsements Issued on or After October 11, 2010 (no longer offered as of May 1, 2011)

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (“Jackson Select Protector GMWB”) (No longer offered as of April 29, 2013)

Unless otherwise specified, the following examples apply to and assume you elected either LifeGuard Freedom Flex, LifeGuard Freedom Flex with Joint Option, Jackson Select, Jackson Select With Joint Option, or Jackson Select Protector GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits other than any available Contract Enhancement that could be elected, your initial Premium payment, net of any applicable Premium taxes, was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples generally only assume a 200% Guaranteed Withdrawal Balance Adjustment (GWB Adjustment) unless specifically noted, as a 400% GWB Adjustment is not available under all GMWBs. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 7%, the Contract Enhancement is 5% and the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus at page 95. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage for the GMWB you elected. References to the GMWB Death Benefit refer to a death benefit provided by certain GMWB endorsements, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued on or after 04/29/2013.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable Premium taxes.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

s	If your endorsement includes a GWB Bonus provision, your initial Bonus Base is set equal to your GWB at the time of election.

s	If your endorsement includes a 200% GWB Adjustment provision, your initial 200% GWB Adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a 400% GWB Adjustment provision, your initial 400% GWB Adjustment is set equal to 400% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued before 04/29/2013.

▪	Example 2a: If the GMWB is elected at issue:

s	Your initial GWB is $105,000, which is your initial Premium payment ($100,000), net of any applicable Premium taxes, plus any Contract Enhancement ($100,000*0.05=$5,000).

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2b: If the GMWB is added after issue (subject to availability) when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the contract, subject to availability.

s	If your endorsement includes a GWB Bonus provision, your initial Bonus Base is set equal to your GWB at the time of election.

s	If your endorsement includes a 200% GWB Adjustment provision, your initial 200% GWB Adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a 400% GWB Adjustment provision, your initial 400% GWB Adjustment is set equal to 400% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 3: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
Your GAWA% will be re-determined based on your attained age if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 4: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued on or after 04/29/2013.

▪	Example 4a: This example demonstrates what happens if you make an additional Premium payment, net of applicable premium taxes, of $50,000, and your GWB is $100,000 at the time of payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes ($50,000*0.05 = $2,500).

▪
Example 4b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable Premium taxes, of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, net of any applicable Premium taxes. The BDB is not subject to a maximum of $5,000,000.

s	If your endorsement includes a GWB Bonus provision, your Bonus Base is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.

s
If your endorsement includes a 200% GWB Adjustment provision and the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 4a, you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 200% of the additional Premium payment, net of any applicable Premium taxes. The resulting 200% GWB Adjustment is $200,000 + $100,000 = $300,000.

s
If your endorsement includes a 200% GWB Adjustment provision and the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable Premium taxes. The resulting 200% GWB Adjustment is $200,000 + $50,000 = $250,000.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.

Example 5: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued before 04/29/2013.

▪
Example 5a: This example demonstrates what happens if you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 and your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract:

s
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes ($50,000), plus your Contract Enhancement ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 5b).

s
Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement (($50,000+$2,500)*0.05 = $2,625).

▪
Example 5b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.

s
If your endorsement includes a GWB Bonus provision, your Bonus Base is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

s
If your endorsement includes a 200% GWB Adjustment provision and the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 5a, you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $52,500 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 200% of the additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The resulting 200% GWB Adjustment is $200,000 + $105,000 = $305,000.

s
If your endorsement includes a 200% GWB Adjustment provision and the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The resulting 200% GWB Adjustment is $200,000 + $52,500 = $252,500.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

Example 6: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

▪	Example 6a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 6b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), it would take approximately an additional 12 years to deplete your GWB ($92,500 / $7,500 per year = approximately 12 years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a GWB Bonus provision, your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a 200% GWB adjustment provision, your GWB Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit may be reduced. In the case where your GMWB Death Benefit is reduced for all withdrawals, it will be reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 7: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 6).

▪	Example 7a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

–
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the any death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

–
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a GWB Bonus provision, your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a 200% GWB Adjustment provision, your GWB Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will be reduced. In the case where your GMWB Death Benefit is reduced for all withdrawals, the GMWB Death Benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA. Otherwise, your GMWB Death Benefit is only reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB..

s
The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon automatic step-up.

▪
Example 8a: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s
Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•
Your GAWA% is set to 6%, since your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) ($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($200,000).

s
If your endorsement includes a GWB Bonus provision and your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

–
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

▪
Example 8b: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s
Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB. However, in this case, it is assumed that your BDB is $100,000. See examples 1, 2, 4, and 5 for a description of how the BDB is determined. Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($90,000). Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%. Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

s
If your endorsement includes a GWB Bonus provision and your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Even though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s
Your GWB will only step-up to the Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	If your endorsement includes a GWB Bonus provision, your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	If your endorsement includes a 200% GWB Adjustment provision, your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.

s	If your endorsement contains a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since step-ups do not impact the GMWB death benefit.

s
If your endorsement was issued on or after 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

s
If your endorsement was issued before 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Example 9: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision (if applicable) to impact re-determination of GMWB values.

▪
Example 9a: This example demonstrates what happens if prior to any transactions your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to Step Up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable). At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement includes a GWB Bonus provision and your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If your endorsement includes a GWB Bonus provision and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) becomes $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement includes a GWB Bonus provision and your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If your endorsement includes a GWB Bonus provision and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:

s	As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–
If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	If your endorsement includes a GWB Bonus provision, your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	The GAWA% is determined at the time of the withdrawal (if not previously determined).

–
The GAWA% is re-determined upon step-up if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB.

s
If your endorsement includes a 200% GWB adjustment provision, your GWB Adjustment provision is terminated at the time of the withdrawal. If your endorsement contains a GMWB Death Benefit provision, the GMWB Death Benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB Death Benefit may be reduced for the withdrawal.

s
If your endorsement contains a GMWB Death Benefit provision, the GMWB Death Benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB Death Benefit may be reduced for the withdrawal.

s
If your endorsement was issued on or after 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

s
If your endorsement was issued before 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 10: This example illustrates how GMWB values are re-determined upon application of the Bonus applied to your GWB. (This example only applies if your endorsement contains a GWB Bonus provision.)

▪	Example 10a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your Bonus Base ($100,000 + $100,000*0.07 = $107,000).

s	Your GAWA for the next year is equal $5,350, which is 5% of your new GWB ($107,000*0.05 = $5,350).

s
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 10b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your Bonus Base ($90,000 + $100,000*0.07 = $97,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the Bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).

s
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your Bonus Base is not recalculated upon the application of the Bonus to your GWB.

s	Your GAWA is recalculated upon the application of the Bonus (as described above) only if the application of the Bonus occurs after your GAWA% has been determined.

s	Your BDB remains unchanged since the BDB is not impacted by the application of the Bonus.

s	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the Bonus.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since the GMWB Death Benefit is not impacted by the application of the Bonus.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

Example 11: This example illustrates how the GAWA is re-determined when the For Life Guarantee for the LifeGuard Freedom Flex and the LifeGuard Freedom Flex with Joint Option becomes effective after the effective date of the endorsement at age 591/2. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 11a: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 11b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the date the For Life Guarantee becomes effective, your GWB is $50,000 and your GAWA is $5,000:

s
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 11c: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

Example 12: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 ½. Your Bonus Base remains unchanged at the time of continuation.

s	Your BDB remains unchanged at the time of continuation.

Example 13: This example demonstrates how the GWB is re-determined upon application of the 200% GWB Adjustment. (If your endorsement contains a 400% GWB Adjustment provision, the examples below still apply, by replacing the 200% in each of the calculations with 400%. This example only applies if your endorsement contains a 200% GWB Adjustment provision or a 400% GWB Adjustment provision.)

▪
Example 13a: This example demonstrates what happens if on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB Adjustment ($160,000) or 2) the 200% GWB Adjustment ($200,000).

▪
Example 13b: This example demonstrates what happens if on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB Adjustment ($210,000) or 2) the 200% GWB Adjustment ($200,000).

▪	Notes:

s	The 200% GWB Adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB Adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the 200% GWB Adjustment.

s	No adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.

s	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB Death Benefit since the GMWB Death Benefit is not impacted by the 200% GWB Adjustment.

Example 14: This example demonstrates how funds are transferred to or from the GMWB Fixed Account, on each Contract Monthly Anniversary, via the formulas defined in the Transfer of Assets Methodology in Appendix G. The annuity factors referenced in this example are also found in Appendix G. (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 14a: This example demonstrates what happens if on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

s	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).

s
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

s
Since the ratio (91.56%) is greater than 83%, funds are transferred from the Investment Divisions and the Fixed Account Options to the GMWB Fixed Account. The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

s	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).

s
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

s
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 14b: This example demonstrates what happens if on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).

s
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

s
Since the ratio (73.98%) is less 77%, funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

s	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).

s
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

s
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 14c: This example demonstrates what happens if on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).

s	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.

s
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

s	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).

s
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

s
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:

s
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

s
The amount transferred from each Investment Division and Fixed Account Option to the GMWB Fixed Account will be in proportion to their current value. The amount transferred to each Investment Division and Fixed Account Option will be based on your most current Premium allocation instructions.

s	Funds transferred out of the Fixed Account Option(s) will be subject to an Excess Interest Adjustment (if applicable).

s	No adjustments are made to the GWB, the GAWA, the Bonus Base (if applicable), the GWB Adjustment (if applicable), or the GMWB Death Benefit as a result of the transfer.

APPENDIX G

TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB's benefits. If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner's (or oldest Joint Owner's) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB, Jackson Select with Joint Option GMWB or Jackson Select Protector GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or

2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or

2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

Under the Jackson Select Protector GMWB, Jackson Select GMWB or the Jackson Select with Joint Option GMWB, if any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account. Otherwise, the indicated transfer will be the actual transfer.

LifeGuard Select, Jackson Select and Jackson Select Protector GMWB
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76
106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40
108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

** The age of the Owner as of the effective date or the most recent Contract Anniversary. For endorsements issued before October 11, 2010, all Owners aged 55-64 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor. For endorsements issued on or after October 11, 2010, on each Contract Anniversary and at the effective date of the endorsement, if the Owner is aged 55-64 then the factor for age 65 and the first contract monthly anniversary will apply until age 65.

LifeGuard Select with Joint Option
And
Jackson Select with Joint Option
Transfer of Assets Provision
Annuity Factors

Age*	Contract Monthly Anniversary
	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.24	15.23	15.21	15.19	15.17	15.16	15.14	15.12	15.10	15.09	15.07
66	15.05	15.03	15.01	14.99	14.97	14.95	14.94	14.92	14.90	14.88	14.86	14.84
67	14.82	14.81	14.79	14.78	14.77	14.75	14.74	14.73	14.71	14.70	14.69	14.67
68	14.66	14.64	14.63	14.61	14.59	14.58	14.56	14.54	14.53	14.51	14.49	14.48
69	14.46	14.44	14.43	14.41	14.39	14.38	14.36	14.34	14.33	14.31	14.29	14.28
70	14.26	14.24	14.22	14.20	14.18	14.16	14.14	14.12	14.10	14.08	14.06	14.04
71	14.02	14.00	13.98	13.96	13.93	13.91	13.89	13.87	13.85	13.83	13.80	13.78
72	13.76	13.74	13.72	13.70	13.67	13.65	13.63	13.61	13.59	13.57	13.54	13.52
73	13.50	13.48	13.46	13.43	13.41	13.39	13.37	13.34	13.32	13.30	13.28	13.25
74	13.23	13.20	13.18	13.15	13.13	13.10	13.08	13.05	13.02	13.00	12.97	12.95
75	12.92	12.88	12.84	12.81	12.77	12.73	12.69	12.65	12.61	12.58	12.54	12.50
76	12.46	12.42	12.38	12.34	12.30	12.26	12.22	12.17	12.13	12.09	12.05	12.01
77	11.97	11.93	11.89	11.86	11.82	11.78	11.74	11.70	11.66	11.63	11.59	11.55
78	11.51	11.47	11.43	11.39	11.35	11.31	11.28	11.24	11.20	11.16	11.12	11.08
79	11.04	11.00	10.96	10.93	10.89	10.85	10.81	10.77	10.73	10.70	10.66	10.62
80	10.58	10.54	10.50	10.46	10.42	10.38	10.35	10.31	10.27	10.23	10.19	10.15
81	10.11	10.07	10.04	10.00	9.96	9.93	9.89	9.85	9.82	9.78	9.74	9.71
82	9.67	9.63	9.60	9.56	9.52	9.49	9.45	9.41	9.38	9.34	9.30	9.27
83	9.23	9.19	9.16	9.12	9.08	9.05	9.01	8.97	8.94	8.90	8.86	8.83
84	8.79	8.76	8.72	8.69	8.65	8.62	8.59	8.55	8.52	8.48	8.45	8.41
85	8.38	8.35	8.31	8.28	8.24	8.21	8.18	8.14	8.11	8.07	8.04	8.00
86	7.97	7.94	7.90	7.87	7.84	7.80	7.77	7.74	7.70	7.67	7.64	7.60
87	7.57	7.54	7.51	7.48	7.44	7.41	7.38	7.35	7.32	7.29	7.25	7.22
88	7.19	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86
89	6.83	6.80	6.77	6.74	6.71	6.68	6.66	6.63	6.60	6.57	6.54	6.51
90	6.48	6.45	6.43	6.40	6.37	6.34	6.32	6.29	6.26	6.23	6.21	6.18
91	6.15	6.12	6.10	6.07	6.04	6.01	5.99	5.96	5.93	5.90	5.88	5.85
92	5.82	5.80	5.77	5.75	5.72	5.70	5.67	5.65	5.62	5.60	5.57	5.55
93	5.52	5.50	5.47	5.45	5.42	5.40	5.37	5.35	5.32	5.30	5.27	5.25
94	5.22	5.20	5.17	5.15	5.12	5.10	5.08	5.05	5.03	5.00	4.98	4.95
95	4.93	4.91	4.88	4.86	4.84	4.81	4.79	4.77	4.74	4.72	4.70	4.67
96	4.65	4.63	4.60	4.58	4.56	4.53	4.51	4.49	4.46	4.44	4.42	4.39
97	4.37	4.35	4.33	4.30	4.28	4.26	4.24	4.21	4.19	4.17	4.15	4.12
98	4.10	4.08	4.05	4.03	4.01	3.98	3.96	3.94	3.91	3.89	3.87	3.84
99	3.82	3.80	3.78	3.75	3.73	3.71	3.69	3.66	3.64	3.62	3.60	3.57
100	3.55	3.53	3.51	3.48	3.46	3.44	3.42	3.39	3.37	3.35	3.33	3.30
101	3.28	3.26	3.24	3.21	3.19	3.17	3.15	3.12	3.10	3.08	3.06	3.03
102	3.01	2.99	2.97	2.94	2.92	2.90	2.88	2.85	2.83	2.81	2.79	2.76
103	2.74	2.72	2.70	2.68	2.65	2.63	2.61	2.59	2.57	2.55	2.52	2.50
104	2.48	2.46	2.44	2.42	2.40	2.38	2.36	2.33	2.31	2.29	2.27	2.25
105	2.23	2.21	2.19	2.17	2.15	2.13	2.11	2.08	2.06	2.04	2.02	2.00
106	1.98	1.96	1.94	1.92	1.90	1.88	1.86	1.84	1.82	1.80	1.78	1.76
107	1.74	1.72	1.70	1.68	1.66	1.64	1.63	1.61	1.59	1.57	1.55	1.53
108	1.51	1.49	1.48	1.46	1.44	1.42	1.41	1.39	1.37	1.35	1.34	1.32
109	1.30	1.28	1.27	1.25	1.23	1.21	1.20	1.18	1.16	1.14	1.13	1.11
110	1.09	1.08	1.07	1.06	1.04	1.03	1.02	1.01	1.00	0.99	0.97	0.96
111	0.95	0.94	0.93	0.92	0.90	0.89	0.88	0.87	0.86	0.85	0.83	0.82
112	0.81	0.80	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70
113	0.69	0.68	0.67	0.66	0.65	0.64	0.64	0.63	0.62	0.61	0.60	0.59
114	0.58	0.57	0.56	0.55	0.54	0.53	0.53	0.52	0.51	0.50	0.49	0.48

115	0.47	0.43	0.39	0.35	0.31	0.27	0.24	0.20	0.16	0.12	0.08	0.04

* The age of the youngest Covered Life as of the effective date of the endorsement or the most recent Contract Anniversary. For endorsements issued before October 11, 2010, a Covered Life aged 55-64 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor. For endorsements issued on or after October 11, 2010, on each Contract Anniversary and at the effective date of the endorsement, if the youngest Covered Life is aged 55-64 then the factor for age 65 and the first contract monthly anniversary will apply until age 65.

APPENDIX H

GMWB EXAMPLES

I.    LIFEGUARD FREEDOM 6 NET

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom 6 Net GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 6%, the Contract Enhancement is 5%, and the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.

Example 1: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued before 04/30/2012 or on or after 04/29/2013.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

s	Your initial GMWB Earnings Determination Baseline is $100,000, which is your initial Premium payment.

▪
Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1c: If the GMWB is elected after issue (subject to availability) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial GWB Adjustment is set equal to 200% times your initial GWB.

s
Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

Example 2: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued on or after 04/30/2012 and before 04/29/2013.

▪	Example 2a: If the GMWB is elected at issue:

s	Your initial GWB is $105,000, which is your initial Premium payment ($100,000) plus any Contract Enhancement ($100,000*0.05=$5,000).

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

s	Your initial GMWB Earnings Determination Baseline is $100,000, which is your initial Premium payment.

▪	Example 2b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2c: If the GMWB is elected after issue (subject to availability) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 the time the GMWB is elected or converted:

s	Your initial GWB in your new GMWB is $110,000, which is your Contract Value ($110,000) on the effective date of the endorsement.

s	Your GAWA is $5,500, which is 5% of your initial GWB ($110,000*0.05 = $5,500).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract (subject to availability).

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial GWB Adjustment is set equal to 200% times your initial GWB.

s	Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment.

Example 3: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪	Notes:

s	Your GAWA% will be re-determined based on your attained age if your Contract Value at the time of a step-up is greater than the BDB.

Example 4: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued before 04/30/2012 or on or after 04/29/2013.

▪	Example 4a: This example demonstrates what happens if you make an additional Premium payment of $50,000, and your GWB is $100,000 at the time of payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

s
If GMWB Earnings Determination Baseline is $100,000 at the time of the additional Premium payment, your new GMWB Earnings Determination Baseline is $150,000, which is your GMWB Earnings Determination Baseline prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).

▪
Example 4b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

s	Your BDB is increased by the Premium payment. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 4a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment. The resulting GWB Adjustment is $200,000 + $100,000 = $300,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment. The resulting GWB Adjustment is $200,000 + $50,000 = $250,000.

s	Your GMWB Earnings Determination Baseline is increased by the Premium payment but does not include the Contract Enhancement. The GMWB Earnings Determination Baseline is not subject to a maximum.

Example 5: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued on or after 04/30/2012 and before 04/29/2013.

▪
Example 5a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000) plus your Contract Enhancement ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 5b).

s	Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment plus any Contract Enhancement (($50,000+$2,500)*0.05 = $2,625).

s
If GMWB Earnings Determination Baseline is $100,000 at the time of the additional Premium payment, your new GMWB Earnings Determination Baseline is $150,000, which is your GMWB Earnings Determination Baseline prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).

▪
Example 5b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, plus any Contract Enhancement, of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, plus any Contract Enhancement, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, plus any Contract Enhancement times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 5a, you make an additional Premium payment, plus any Contract Enhancement of $52,500 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $105,000 = $305,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, plus any Contract Enhancement, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, plus any Contract Enhancement of $52,500 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $52,500 = $252,500.

s	Your GMWB Earnings Determination Baseline is increased by the Premium payment but does not include the Contract Enhancement. The GMWB Earnings Determination Baseline is not subject to a maximum.

Example 6: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount. (which is the greater of your GAWA or your RMD).

▪	Example 6a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 6b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = approximately 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s	This endorsement includes an Earnings-Sensitive Adjustment provision:

–
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 14.

–
An Earnings-Sensitive Adjustment will apply to your withdrawal, which will allow you to withdraw additional amounts from your Contract during that Contract Year without causing a proportional reduction of your GMWB. See Examples 14a and 14b.

Example 7: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 6).

▪	Example 7a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s	This endorsement includes an Earnings-Sensitive Adjustment provision:

–
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 14.

–
Your GWB will be reduced dollar-for-dollar for up to the sum of the Earnings-Sensitive Adjustments during that Contract Year and the GAWA, and your GWB and GAWA will be reduced proportionally only for the portion of the withdrawal in excess of that amount. See Example 14c.

Example 8: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 8a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•	Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•	Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

–
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

▪	Example 8b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value is greater than your BDB. However, in this case, it is assumed that your BDB is $100,000. See examples 1, 2, 4, and 5 for a description of how the BDB is determined. Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($90,000). Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%. Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500)

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Even though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.

s	Your GMWB Earnings Determination Baseline remains unchanged since step-ups do not impact the GMWB Earnings Determination Baseline.

Example 9: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 9a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

▪	Notes:

s
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

–
If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	The Company may increase the GMWB charge upon step-up.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	Your GAWA% is determined at the time of the withdrawal (if not previously determined).

–	Your GAWA% is re-determined upon step-up if your Contract Value is greater than your BDB.

s	Your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s
Your GMWB Earnings Determination Baseline would not be adjusted for the step-up since step-ups do not impact the GMWB Earnings Determination Baseline, but your GMWB Earnings Determination Baseline may be reduced for the withdrawal. See example 14 to see how the GMWB Earnings Determination Baseline is re-determined on a withdrawal.

Example 10: This example illustrates how GMWB values are re-determined upon application of the Guaranteed Withdrawal Balance Bonus.

▪	Example 10a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $106,000, which is equal to your GWB plus 6% of your Bonus Base ($100,000 + $100,000*0.06 = $106,000).

s	Your GAWA for the next year is recalculated to equal $5,300, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($106,000*0.05 = $5,300).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($106,000 / $5,300 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 10b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $96,000, which is equal to your GWB plus 6% of your Bonus Base ($90,000 + $100,000*0.06 = $96,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($96,000*0.05 = $4,800).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($96,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your Bonus Base is not recalculated upon the application of the bonus to your GWB.

s	Your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

s	Your BDB remains unchanged since the BDB is not impacted by the application of the bonus.

s	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the bonus.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline remains unchanged since the GMWB Earnings Determination Baseline is not impacted by the application of the bonus.

Example 11: This example illustrates how the GAWA is re-determined when the For Life Guarantee becomes effective after the effective date of the endorsement. At the time the For Life Guarantee becomes effective, your GAWA is re-determined.

▪	Example 11a: This example demonstrates what happens if on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 11b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:

s
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 11c: This example demonstrates what happens if on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
Your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option).

Example 12: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option. (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date. Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2.

s	Your Bonus Base remains unchanged at the time of continuation.

s	Your BDB remains unchanged at the time of continuation.

s	Your GMWB Earnings Determination Baseline remains unchanged at the time of continuation.

Example 13: This example demonstrates how the GWB is re-determined upon application of the Guaranteed Withdrawal Balance Adjustment.

▪
Example 13a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($200,000).

▪
Example 13b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($200,000).

▪	Notes:

s	The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.

s	No adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.

s	No adjustment is made to your GMWB Earnings Determination Baseline since the GMWB Earnings Determination Baseline is not impacted by the GWB Adjustment.

Example 14: This example expands on the basic examples at pages 268 and 281 and demonstrates how GMWB values are valued and re-determined at the time of a withdrawal when the Earnings-Sensitive Adjustment increases the permissible withdrawal amount.

▪
Example 14a: This example demonstrates how the Earnings-Sensitive Adjustment is applied if the GMWB Earnings are in excess of the total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $118,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect.

You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

s	Your GMWB Earnings are equal to $18,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($118,000 - $100,000 = $18,000).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s	The Earnings-Sensitive Adjustment is equal to $3,333, which is the lesser of two quantities:

–	$7,200, which is equal to 40% of the GMWB Earnings (0.40 * $18,000 = $7,200)

–	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).

s
The total withdrawal amount is equal to $8,333, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $3,333 = $8,333).

s	Your Contract Value after the withdrawal is equal to $109,667, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($118,000 - $8,333 = $109,667).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $100,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($0, since the withdrawal of $8,333 is less than the GMWB Earnings of $18,000). Since the GMWB Earnings is in excess of the total withdrawal the GMWB Earnings Determination Baseline is not reduced.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,333 + $5,000 - $8,333 = 0).

s
Your GWB after the withdrawal is equal to $91,667, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $8,333 = $91,667). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

s
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 14b: This example demonstrates how the Earnings-Sensitive Adjustment is applied if there are no GMWB Earnings in the Contract, i.e. your Contract Value is less than the GMWB Earnings Determination Baseline at the time of your total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $98,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

s	Your GMWB Earnings are equal to $0, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($98,000 - $100,000 = -$2,000 which is less than zero).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s	The Earnings-Sensitive Adjustment is equal to $0, which is the lesser of two quantities:

–	$0, which is equal to 40% of the GMWB Earnings (0.40 * $0 = $0)

–	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).

s
The total withdrawal amount is equal to $5,000, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $0 = $5,000).

s	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($98,000 - $5,000 = $93,000).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $95,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($5,000 - $0 = $5,000). Since there are no GMWB Earnings at the time of the withdrawal the GMWB Earnings Determination Baseline is reduced by the total withdrawal amount.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $5,000 = 0).

s
Your GWB after the withdrawal is equal to $95,000, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $5,000 = $95,000). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

s
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 14c: This example demonstrates an Excess Withdrawal that results in a re-determination of your GWB and GAWA. This example assumes that you request a withdrawal for $15,000 where at the time of the withdrawal your Contract Value is $108,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year.

s	Your GMWB Earnings are equal to $8,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s
Because you specified a withdrawal of exactly $15,000 including the Earnings-Sensitive Adjustment, the amount of the Earnings-Sensitive Adjustment for that withdrawal must be calculated. This requires a couple of steps.

First, the Earnings-Sensitive Adjustment that would apply to a withdrawal of the MEWAR is calculated. This is the maximum Earnings-Sensitive Adjustment that could apply to a withdrawal of any size at that time. The maximum Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two quantities:

$3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200)
$3,333, which is equal to 2/3 of the MEWAR (2/3 * $5,000 = $3,333).

Second, your requested withdrawal is compared to the withdrawal of the MEWAR ($5,000) plus the maximum Earnings-Sensitive Adjustment ($3,200). Your requested withdrawal of $15,000 is greater than $8,200 ($5,000 + $3,200), so your Earnings-Sensitive Adjustment is equal to the maximum Earnings-Sensitive Adjustment ($3,200).

Thus, your $15,000 withdrawal has a $3,200 Earnings-Sensitive Adjustment. Note that the result is the same as if you had requested a withdrawal of $11,800 plus the Earnings-Sensitive Adjustment, since your total withdrawal would also have been $15,000 in that case.

s	The total withdrawal amount is equal to $15,000. Thus, your requested withdrawal exceeds your GAWA plus the Earnings-Sensitive Adjustment.

s	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $15,000 = $93,000).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $93,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($15,000 - $8,000 = $7,000). Since a portion of the total withdrawal ($7,000) is in excess of GMWB Earnings, the GMWB Earnings Determination Baseline is reduced by the amount of the withdrawal in excess of GMWB Earnings.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $15,000 = -$6,800 which is less than zero).

s
Your GWB after the withdrawal is equal to $85,545, which is your GWB reduced dollar-for-dollar for your GAWA plus the Earnings-Sensitive Adjustments in the current Contract Year, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [($100,000 - $8,200) * (1 - ($15,000 - $8,200) / ($108,000 - $8,200)) = $85,545].

s
Since the total partial withdrawals for the year ($15,000) then exceeds the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA after the withdrawal is equal to $4,659, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [$5,000*(1-($15,000-$8,200)/($108,000-$8,200))=$4,659].

▪	Notes:

s	If your For Life Guarantee is not in effect, your Earnings-Sensitive Adjustment may not exceed the greater of zero or your GWB less the MEWAR.

s
If you request a withdrawal of an exact amount (for example, you wish to take a withdrawal from your Contract Value of only your GAWA, and no more), an Earnings-Sensitive Adjustment will still be calculated. The effect of that Earnings-Sensitive Adjustment will be to potentially allow for an additional amount available for withdrawal during the current

Contract Year without incurring proportional reduction of your benefit. In other words, due to the Earnings-Sensitive Adjustment your GAWA may decrease by less than the total amount of Contract Value withdrawn.

II.    MARKETGUARD STRETCH
Unless otherwise specified, the following examples assume you elected MarketGuard Stretch with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your Stretch RMD at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

s	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪
Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

s	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪
Example 1c: If the GMWB is elected after issue (if permitted) or you convert to the GMWB from another GMWB (if permitted) when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s	Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s	Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Charge Base is $100,000, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

s
Your new GMWB Charge Base is $150,000, which is your GMWB Charge Base prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GMWB Charge Base is subject to a maximum of $5,000,000 (see Example 3b).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000, your GWB is $4,950,000, your GAWA is $247,500, and your GMWB Charge Base is $4,950,000 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

s
Your new GMWB Charge Base is $5,000,000, which is the maximum, since your GMWB Charge Base prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your Stretch RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s	Your GMWB Charge Base remains $100,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your Stretch RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).

s	Your GMWB Charge Base remains $100,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪
Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
Your GMWB Charge Base is recalculated to equal $96,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $96,000].

▪
Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
Your GMWB Charge Base is recalculated to equal $95,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $95,000].

▪
Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
Your GMWB Charge Base is recalculated to equal $90,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $90,000].

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example demonstrates how the GMWB Maturity Year affects your GMWB.

▪	Example 6a: This example demonstrates what happens if your Contract Value is $5,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:

s	Your GMWB Maturity Year payment equals $3,000, which is the excess of your GWB ($8,000) over your Contract Value ($5,000).

s	Your Contract Value remains $5,000.

s	Your GMWB terminates. No further benefits will be payable under your GMWB.

▪	Example 6b: This example demonstrates what happens if your Contract Value is $15,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:

s	Your GMWB Maturity Year payment equals zero, since your GWB ($8,000) does not exceed your Contract Value ($15,000).

s	Your Contract Value remains $15,000.

s	Your GMWB terminates. No further benefits will be payable under your GMWB.

▪	Notes:

s	Your GMWB Maturity Year is determined on the effective date of the endorsement and will not change, even if the GMWB is continued by your Beneficiary.

APPENDIX I

FUTUREGUARD 6 GMIB PROSPECTUS EXAMPLES

The following examples assume that you elected the FutureGuard 6 GMIB when you purchased your Contract and no other optional benefits were elected. Please note that on and after May 16, 2009, we will no longer accept subsequent Premium payments for contracts to which a Guaranteed Minimum Income Benefit endorsement is attached. This subsequent Premium limitation does not apply to contracts issued in Connecticut on or after October 4, 2004, or to contracts issued in Maryland.

Example 1: At issue, all GMIB values are initialized.

If your Contract is issued with a $100,000 initial Premium payment (net of any applicable Premium taxes and sales charges):

–	The step-up date is equal to the Issue Date.

–	The step-up value is equal to $100,000, which is your initial Premium payment.

–	Your Roll-Up Component is equal to $100,000, which is the step-up value.

–	Your Greatest Contract Anniversary Value (GCAV) Component is equal to $100,000, which is your initial Premium payment.

–	Your GMIB Benefit Base is equal to $100,000, which is the greater of the Roll-Up Component and the GCAV Component.

–	The earliest date that you may elect to exercise the GMIB is on the 10th Contract Anniversary, which is 10 years from the most recent step-up date.

Example 2: Upon payment of a subsequent Premium, your Roll-Up Component, GCAV Component, and GMIB Benefit Base are re-determined.

If you make an additional Premium payment of $50,000 (net of any applicable Premium taxes and sales charges) and your Roll-Up Component is equal to $180,000, your GCAV Component is equal to $160,000, and your GMIB Benefit Base is equal to $180,000 at the time of payment:

–	The step-up date does not change.

–	The step-up value does not change.

–	Your Roll-Up Component is equal to $230,000, which is the Roll-Up Component prior to the Premium payment plus the Premium payment.

–	Your GCAV Component is equal to $210,000, which is the GCAV Component prior to the Premium payment plus the Premium payment.

–	Your GMIB Benefit Base is equal to $230,000, which is the greater of the Roll-Up Component and the GCAV Component.

–	The earliest date that you may elect to exercise the GMIB does not change.

Example 3: Upon a partial withdrawal, your Roll-Up Component, GCAV Component, and GMIB Benefit Base are re-determined.

If you request a single partial withdrawal of $30,000 (including any applicable charges and adjustments), no other partial withdrawals are made during the Contract Year, and your Contract Value is equal to $120,000, your Roll-Up Component on the previous Contract Anniversary is equal to $125,000, your GCAV Component is equal to $132,000, and your GMIB Benefit Base is equal to $132,000 at the time of the withdrawal:

–	The step-up date does not change.

–	The step-up value does not change.

–	Your Roll-Up Component will not be adjusted until the end of the Contract Year (assuming that the GMIB is not exercised before then), at which point it will be equal to:

–	The Roll-Up Component on the previous Contract Anniversary accumulated at 6% ($125,000 x 1.06 = $132,500),

–	Less the portion of total withdrawals in the Contract Year that are less than or equal to 6% of the Roll-Up Component on the previous Contract Anniversary (0.06 x $125,000 = $7,500);

–
Multiplied by the percentage reduction in Contract Value attributable to total withdrawals in the Contract Year in excess of 6% of the Roll-Up Component on the previous Contract Anniversary (1 – [$30,000 - $7,500]/[$120,000 - $7,500] = 0.8).

–	Your Roll-Up Component is equal to [$132,500 - $7,500] x 0.8 = $100,000.

–
Your GCAV Component is adjusted at the time of the partial withdrawal, at which point it will be equal to $99,000, which is the GCAV Component prior to the partial withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (1 – $30,000/$120,000 = 0.75).

I-1

–	Your GMIB Benefit Base at the end of the Contract Year is equal to $100,000, which is the greater of the Roll-Up Component and the GCAV Component.

–	The earliest date that you may elect to exercise the GMIB does not change.

Example 4: On each Contract Anniversary prior to the Annuitant’s 75th birthday, you may elect to step up your Roll-Up Component to the Contract Value, in which case the step-up date, step-up value, earliest date that you may elect to exercise the GMIB, and your Roll-Up Component will be re-determined. In addition, on each Contract Anniversary prior to the Annuitant’s 81st birthday, your Contract Value is compared to the Contract Values on all previous Contract Anniversaries, which may re-determine the GCAV Component.

Example 4a: If your Contract Value is equal to $120,000, the greatest Contract Value on any previous Contract Anniversary is $100,000, your Roll-Up Component is equal to $106,000, and you elect to step up your Roll-Up Component to the Contract Value:

–	The step-up date is equal to the date of the current Contract Anniversary.

–	The step-up value is equal to $120,000, which is the Contract Value on the step-up date.

–	Your Roll-Up Component is equal to $120,000, which is the step-up value.

–	Your GCAV Component is equal to $120,000, which is the greatest Contract Value on any Contract Anniversary.

–	Your GMIB Benefit Base is equal to $120,000, which is the greater of the Roll-Up Component and the GCAV Component.

–	You may not elect to exercise your GMIB for 10 years.

Example 4b: If your Contract Value is equal to $130,000, the greatest Contract Value on any previous Contract Anniversary is $150,000 but your GCAV Component has been reduced by a subsequent withdrawal to $120,000, your Roll-Up Component is equal to $140,000, and your GMIB Benefit Base is $140,000:

–	The step-up date does not change because the Contract Value is less than the Roll-Up Component, which means that step up is not available.

–	The step-up value does not change because step up did not occur.

–	Your Roll-Up Component does not change because step up did not occur.

–	Your GCAV Component does not change because the Contract Value on the current Contract Anniversary is not the greatest Contract Value on any Contract Anniversary.

–	The GMIB Benefit Base does not change because neither the Roll-Up Component nor the GCAV Component changed.

–	The earliest date that you may elect to exercise the GMIB does not change because step up did not occur.

Example 5: If your Contract Value falls to zero and your GMIB Benefit Base is greater than zero, then all withdrawals taken from the Contract will be examined in order to determine the eligibility of the GMIB Benefit Base for automatic annuitization.

Example 5a: If your Contract Value is equal to $0, your GMIB Benefit Base is $10,000, and all withdrawals from the Contract have been Required Minimum Distributions:

–	Your GMIB Benefit Base is eligible for automatic annuitization.

–
Unless you choose another payment option, $10,000 will be applied to purchase a Life Annuity with 120 Monthly Periods Guaranteed (a Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed if there are Joint Annuitants) using the Guaranteed Annuity Purchase Rates defined in the GMIB.

–	Unless you choose another payment frequency, you will receive monthly income payments.

–	The GMIB and the Contract will terminate.

Example 5b: If your Contract Value is equal to $0, your GMIB Benefit Base is $10,000, and total withdrawals from the Contract for each individual Contract Year have been less than or equal to 6% of the Roll-Up Component on the previous Contract Anniversary:

–	Your GMIB Benefit Base is eligible for automatic annuitization.

–
Unless you choose another payment option, $10,000 will be applied to purchase a Life Annuity with 120 Monthly Periods Guaranteed (a Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed if there are Joint Annuitants) using the Guaranteed Annuity Purchase Rates defined in the GMIB.

–	Unless you choose another payment frequency, you will receive monthly income payments.

–	The GMIB and the Contract will terminate.

Example 5c: If your Contract Value is equal to $0, your GMIB Benefit Base is $10,000, and, in one Contract Year, a withdrawal was taken that was not a Required Minimum Distribution and total withdrawals for that Contract Year exceed 6% of the Roll-Up Component on the previous Contract Anniversary:

–	The GMIB and the Contract will terminate because your GMIB Benefit Base is not eligible for automatic annuitization.

I-2

APPENDIX J

HISTORICAL CHARGES FOR GUARANTEED MINIMUM WITHDRWAWAL BENEFITS (GMWBS)

I. LifeGuard Freedom 6 Net GMWB

For LifeGuard Freedom 6 Net GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge” on page 69.

GMWBS ISSUED ON OR AFTER APRIL 29, 2013*

Annual Charge	Maximum		Current
For endorsements purchased without Optional Income Upgrade Table	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
For endorsements purchased with Optional Income Upgrade Table	3.00%	(MO and WA Only) 3.00%	1.50%	(MO and WA Only) 1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013*

Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
For endorsements purchased on or after April 30, 2012 without Optional Income Upgrade Table	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
For endorsements purchased with Optional Income Upgrade Table	2.70%	(WA Only) 2.70%	1.35%	(WA Only) 1.35%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

II. LifeGuard Freedom 6 Net With Joint Option GMWB

For LifeGuard Freedom 6 Net With Joint Option GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”) Charge” on page 70.

GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013*
Annual Charge	Maximum		Current
	3.00%	(MO and WA Only) 3.00%	1.60%	(MO and WA Only) 1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

GMWBS ISSUED BEFORE SEPTEMBER 16, 2013

Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	3.00%	(WA Only) 3.00%	1.50%	(WA Only) 1.50%
For endorsements purchased on or after April 30, 2012 without Optional Income Upgrade Table	3.00%	(WA Only) 3.00%	1.55%	(WA Only) 1.56%
For endorsements purchased with Optional Income Upgrade Table	3.00%	(WA Only) 3.00%	1.80%	(WA Only) 1.80%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

III. LifeGuard Freedom Flex GMWB

For LifeGuard Freedom Flex GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge” on page 74.

GMWBS ISSUED ON OR AFTER APRIL 29, 2013*

LifeGuard Freedom Flex GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	(MO and WA Only) 2.04%	1.00%	(MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
6% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013*

LifeGuard Freedom Flex GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%	(WA Only) 1.80%	0.90%	(WA Only) 0.90%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.00%	2.04%	1.00%	1.02%
6% Bonus and Annual Step-Up	1.90%	1.92%	0.95%	0.96%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.50%	2.52%	1.25%	1.26%
8% Bonus and Annual Step-Up (no longer offered on or after August 29, 2011)	2.60%	2.64%	1.30%	1.32%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up	2.40%	2.40%	1.20%	1.20%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

IV. LifeGuard Freedom Flex With Joint Option GMWB

For LifeGuard Freedom Flex With Joint Option GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge” on page 75.

GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013*

LifeGuard Freedom Flex With Joint Option GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	(MO and WA Only) 2.70%	1.35%	(MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

GMWBS ISSUED BEFORE SEPTEMBER 16, 2013

LifeGuard Freedom Flex With Joint Option GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after September 10, 2012)	3.00%	3.00%	1.50%	1.50%
7% Bonus and Annual Step-Up (no longer offered on or after September 10, 2012)	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.60%	(WA Only) 2.64%	1.30%	(WA Only) 1.32%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	3.00%	1.50%	1.50%
6% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

APPENDIX K

ACCUMULATION UNIT VALUES

The tables reflect the Accumulation Unit values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated – for a base Contract (with Administration Charge waiver and no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements. The tables do not provide partial year information. The tables provide Accumulation Unit values and the number of Accumulation Units outstanding only if that information is available throughout the period. Where Accumulation Unit values and the number of Accumulation Units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

If the annualized charge for your Contract falls between the charge for a base Contract and a Contract with the most expensive combination of charges and optional endorsements, information about the values of all remaining Accumulation Units is available in the SAI. Contact the Annuity Service Center to request your copy of the SAI free of charge. Our contact information is on the cover page of the prospectus. Also, please ask about the more timely accumulation unit values that are available for each Investment Division.

The Accumulation Unit value information for JNL/PPM America Total Return Fund (JNL Series Trust) includes historical information from the JNL/PPM America Total Return Fund (JNL Investors Series Trust) for periods before the merger of JNL/PPM America Total Return Fund (JNL Investors Series Trust) into JNL/PPM America Total Return Fund (JNL Series Trust), effective April 25, 2016.

Set forth below are fund changes and additions since the September 19, 2016 Supplement to the Prospectus dated April 25, 2016, for your information in reviewing Accumulation Unit information.

The following fund name changes are effective April 24, 2017 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Capital Guardian Global Balanced Fund to JNL/American Funds Balanced Fund
JNL/Franklin Templeton Global Growth Fund to JNL/Franklin Templeton Global Fund
JNL/Goldman Sachs Mid Cap Value Fund to JNL/MFS Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund to JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/WMC Money Market Fund to JNL/WMC Government Money Market Fund

The following fund mergers are effective April 24, 2017:

JNL Series Trust
JNL/Morgan Stanley Mid Cap Growth Fund merged into JNL/T. Rowe Price Mid-Cap Growth Fund

JNL Variable Fund LLC
JNL/Mellon Capital S&P ® 24 Fund merged into JNL/Mellon Capital JNL 5 Fund

Effective April 24, 2017, there are new Investment Divisions for which Accumulation Unit information is not yet available. The new Investment Divisions invest in the following Funds:

JNL Series Trust
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund

Jackson Variable Series Trust
JNL/T. Rowe Price Capital Appreciation Fund

K-1

Accumulation Unit Values
Base Contract with $1 Million Premium Administrative Fee Waiver - 1.00% (Contracts issued before May 3, 2004)

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.58	$17.13	$16.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.41	$16.58	$17.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	6,400	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$40.33	$42.74	$42.00	$32.51	$28.85	$29.83	$22.21	$16.56	$27.10	$24.42
End of period	$42.23	$40.33	$42.74	$42.00	$32.51	$28.85	$29.83	$22.21	$16.56	$27.10
Accumulation units outstanding at the end of period	—	1,239	3,184	9,398	9,360	9,313	10,516	8,672	28,827	18,646

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$17.31	$19.30	$19.47	$14.63	$12.57	$13.05	$10.39	$7.86	$11.87	$12.77
End of period	$21.21	$17.31	$19.30	$19.47	$14.63	$12.57	$13.05	$10.39	$7.86	$11.87
Accumulation units outstanding at the end of period	—	9,244	23,723	10,569	10,569	10,569	10,569	—	—	—

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$16.19	$16.91	$14.86	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$18.97	$16.19	$16.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	19,896	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.24	$10.80	$10.79	$11.23	$10.72	$10.38	N/A	N/A	N/A	N/A
End of period	$10.38	$10.24	$10.80	$10.79	$11.23	$10.72	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	2,898	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$13.03	$13.16	$13.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.12	$13.03	$13.16	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	9,038	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.69	$16.69	$15.30	$11.62	$10.04	$10.38	N/A	N/A	N/A	N/A
End of period	$18.36	$16.69	$16.69	$15.30	$11.62	$10.04	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	42,203	42,203	42,203	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.52	$12.22	$12.73	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.76	$11.52	$12.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	10,457	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.60	$11.10	$12.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.01	$10.60	$11.10	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,880	18,101	24,723	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.89	$12.18	$12.07	$10.67	$9.83	N/A	N/A	N/A	N/A	N/A
End of period	$12.24	$11.89	$12.18	$12.07	$10.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	19,956	1,811	4,215	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.30	$9.67	$11.39	$10.50	$10.52	$11.48	$9.87	N/A	N/A	N/A
End of period	$9.14	$7.30	$9.67	$11.39	$10.50	$10.52	$11.48	N/A	N/A	N/A
Accumulation units outstanding at the end of period	15,273	21,006	22,743	19,150	49,841	68,349	50,814	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$47.00	$44.69	$41.46	$30.13	$27.51	$27.58	$24.72	$18.52	$31.64	$29.13
End of period	$46.75	$47.00	$44.69	$41.46	$30.13	$27.51	$27.58	$24.72	$18.52	$31.64
Accumulation units outstanding at the end of period	—	—	747	747	1,611	1,611	—	2,262	1,746	5,044

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.74	$15.80	$14.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.20	$12.74	$15.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	3,391	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$14.45	$14.82	$14.89	$13.01	$11.63	$12.33	$11.43	$9.42	$13.27	$12.42
End of period	$15.13	$14.45	$14.82	$14.89	$13.01	$11.63	$12.33	$11.43	$9.42	$13.27
Accumulation units outstanding at the end of period	—	—	—	32,554	32,905	33,282	55,214	60,379	60,164	60,472

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$14.04	$14.71	$16.60	$13.80	$11.90	$13.80	$12.95	$10.05	$18.29	$16.50
End of period	$13.90	$14.04	$14.71	$16.60	$13.80	$11.90	$13.80	$12.95	$10.05	$18.29
Accumulation units outstanding at the end of period	—	—	—	—	—	—	3,804	11,643	16,706	16,790

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$27.80	$28.68	$26.38	$19.71	$17.51	$17.84	$16.11	$12.16	$20.14	$20.23
End of period	$31.38	$27.80	$28.68	$26.38	$19.71	$17.51	$17.84	$16.11	$12.16	$20.14
Accumulation units outstanding at the end of period	16,860	25,938	31,572	13,235	13,378	13,536	13,691	13,855	14,114	14,133

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.56	$13.96	$14.69	$12.00	$10.34	$11.29	$10.38	N/A	N/A	N/A
End of period	$12.89	$12.56	$13.96	$14.69	$12.00	$10.34	$11.29	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	20,002	36,924	830	57,073	60,347	56,752	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.56	$12.45	$12.24	$9.98	$8.69	$8.90	$8.14	$6.32	$9.99	N/A
End of period	$12.98	$11.56	$12.45	$12.24	$9.98	$8.69	$8.90	$8.14	$6.32	N/A
Accumulation units outstanding at the end of period	—	—	13,708	1,613	2,125	2,125	—	—	42,096	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.45	$11.28	$11.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.44	$10.45	$11.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	9,203	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$13.39	$14.60	$14.29	$12.65	$11.39	$11.22	$10.07	$7.65	$11.00	$10.91
End of period	$15.13	$13.39	$14.60	$14.29	$12.65	$11.39	$11.22	$10.07	$7.65	$11.00
Accumulation units outstanding at the end of period	—	—	23,799	1,235	2,778	5,474	—	—	18,434	33,860

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.47	$10.19	$11.36	$8.67	$6.88	$8.12	N/A	N/A	N/A	N/A
End of period	$10.25	$10.47	$10.19	$11.36	$8.67	$6.88	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,794	13,914	2,382	2,314	2,227	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$27.85	$28.02	$26.85	$27.41	$25.69	$24.42	$22.92	$20.28	$21.60	$20.39
End of period	$28.15	$27.85	$28.02	$26.85	$27.41	$25.69	$24.42	$22.92	$20.28	$21.60
Accumulation units outstanding at the end of period	1,892	1,901	18,351	1,927	1,939	1,954	—	4,301	5,013	5,369

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$11.29	$13.01	$13.82	$15.15	$12.75	$13.51	N/A	N/A	N/A	N/A
End of period	$12.19	$11.29	$13.01	$13.82	$15.15	$12.75	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	2,618	3,452	3,334	3,221	3,103	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$19.37	$21.49	$19.18	$14.60	$12.49	$13.50	$10.96	N/A	N/A	N/A
End of period	$21.78	$19.37	$21.49	$19.18	$14.60	$12.49	$13.50	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$17.13	$17.47	$15.34	$15.08	$11.87	$12.79	$11.03	$8.41	$13.20	$15.69
End of period	$17.37	$17.13	$17.47	$15.34	$15.08	$11.87	$12.79	$11.03	$8.41	$13.20
Accumulation units outstanding at the end of period	16,933	18,298	44,677	16,785	18,328	25,751	27,384	12,407	16,085	3,085

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$21.39	$22.06	$22.23	$18.87	$16.47	$17.86	$16.06	$11.84	$20.25	$18.64
End of period	$20.93	$21.39	$22.06	$22.23	$18.87	$16.47	$17.86	$16.06	$11.84	$20.25
Accumulation units outstanding at the end of period	6,516	6,822	6,766	18,113	17,902	20,179	14,147	6,685	5,781	2,826

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$26.72	$29.68	$27.44	$21.17	$19.85	$21.25	$17.44	$12.62	$20.88	$21.65
End of period	$30.52	$26.72	$29.68	$27.44	$21.17	$19.85	$21.25	$17.44	$12.62	$20.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	6,954	5,769	5,798

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$26.38	$27.13	$25.38	$18.35	$15.75	$16.13	$12.91	$9.67	$16.21	$14.70
End of period	$29.12	$26.38	$27.13	$25.38	$18.35	$15.75	$16.13	$12.91	$9.67	$16.21
Accumulation units outstanding at the end of period	—	11,420	10,144	8,651	—	—	11,947	16,581	26,477	11,947

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$44.59	$43.72	$39.72	$28.24	$24.54	$26.34	$21.19	$14.97	$27.21	$25.46
End of period	$44.38	$44.59	$43.72	$39.72	$28.24	$24.54	$26.34	$21.19	$14.97	$27.21
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	3,691

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$22.49	$22.62	$21.67	$22.69	$22.11	$20.33	$19.13	$18.64	$17.67	$16.78
End of period	$22.59	$22.49	$22.62	$21.67	$22.69	$22.11	$20.33	$19.13	$18.64	$17.67
Accumulation units outstanding at the end of period	3,448	3,466	12,477	16,333	16,493	16,665	15,443	15,602	13,557	13,632

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.53	$13.08	$13.95	$14.25	$11.77	$14.46	$11.98	$7.05	$14.25	N/A
End of period	$12.44	$10.53	$13.08	$13.95	$14.25	$11.77	$14.46	$11.98	$7.05	N/A
Accumulation units outstanding at the end of period	—	—	—	22,687	22,687	22,687	33,710	7,924	—	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$14.97	$15.14	$14.48	$15.03	$14.66	$13.81	$13.18	$12.59	$12.26	$11.64
End of period	$15.10	$14.97	$15.14	$14.48	$15.03	$14.66	$13.81	$13.18	$12.59	$12.26
Accumulation units outstanding at the end of period	18,965	20,413	50,920	17,998	15,477	24,669	45,285	46,521	52,630	55,343

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$8.51	$8.36	$8.01	$6.68	$5.61	$5.85	$4.82	$3.88	$6.49	$6.29
End of period	$10.41	$8.51	$8.36	$8.01	$6.68	$5.61	$5.85	$4.82	$3.88	$6.49
Accumulation units outstanding at the end of period	—	—	6,277	—	9,562	—	—	—	—	—

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$24.94	$23.79	$21.68	$15.52	$12.70	$12.04	$9.90	$7.51	$11.05	$12.11
End of period	$26.21	$24.94	$23.79	$21.68	$15.52	$12.70	$12.04	$9.90	$7.51	$11.05
Accumulation units outstanding at the end of period	—	—	8,894	790	5,393	5,996	—	—	18,579	4,591

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$15.87	$16.13	$14.84	$11.48	$10.42	$8.92	$7.23	$6.30	$11.79	$11.79
End of period	$18.19	$15.87	$16.13	$14.84	$11.48	$10.42	$8.92	$7.23	$6.30	$11.79
Accumulation units outstanding at the end of period	13,925	14,571	15,657	21,315	42,929	50,204	61,246	93,496	90,843	113,533

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.99	$9.53	$9.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.71	$7.99	$9.53	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	5,296	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$12.61	$12.88	$11.50	$8.71	$6.98	$8.09	$7.20	$6.13	$12.55	$15.34
End of period	$15.49	$12.61	$12.88	$11.50	$8.71	$6.98	$8.09	$7.20	$6.13	$12.55
Accumulation units outstanding at the end of period	68,653	—	34,020	—	—	—	—	—	5,218	5,244

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$18.66	$20.55	$18.72	$16.69	$13.72	$15.10	$13.30	$10.25	$20.11	$18.28
End of period	$19.76	$18.66	$20.55	$18.72	$16.69	$13.72	$15.10	$13.30	$10.25	$20.11
Accumulation units outstanding at the end of period	11,014	10,397	11,344	16,328	33,990	43,087	49,261	54,575	50,319	77,757

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$29.01	$27.49	$22.19	$15.91	$13.56	$12.35	$12.01	$10.02	$13.19	$12.38
End of period	$27.62	$29.01	$27.49	$22.19	$15.91	$13.56	$12.35	$12.01	$10.02	$13.19
Accumulation units outstanding at the end of period	10,686	—	26,647	—	4,115	—	2,573	2,587	32,866	18,465

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$17.83	$18.20	$19.58	$16.28	$13.94	$16.04	$15.17	$11.85	$20.98	$19.19
End of period	$17.79	$17.83	$18.20	$19.58	$16.28	$13.94	$16.04	$15.17	$11.85	$20.98
Accumulation units outstanding at the end of period	20,286	18,850	31,493	18,122	18,206	24,941	33,206	34,353	44,084	44,604

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$17.91	$18.66	$16.93	$12.98	$11.11	$11.46	$9.88	$8.04	$14.13	$14.07
End of period	$19.89	$17.91	$18.66	$16.93	$12.98	$11.11	$11.46	$9.88	$8.04	$14.13
Accumulation units outstanding at the end of period	—	—	—	—	—	253,079	97,878	99,523	101,706	99,187

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$22.80	$22.71	$19.37	$13.86	$11.70	$11.59	$9.99	$7.52	N/A	N/A
End of period	$24.37	$22.80	$22.71	$19.37	$13.86	$11.70	$11.59	$9.99	N/A	N/A
Accumulation units outstanding at the end of period	27,117	16,644	27,564	14,188	15,483	15,483	13,299	9,036	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$29.49	$38.81	$43.73	$35.24	$34.11	$33.36	$28.29	$23.80	$38.68	$28.88
End of period	$37.14	$29.49	$38.81	$43.73	$35.24	$34.11	$33.36	$28.29	$23.80	$38.68
Accumulation units outstanding at the end of period	—	1,467	9,486	2,497	12,549	16,848	12,114	13,712	21,421	25,740

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.86	$16.37	$15.72	$11.30	$10.23	$9.85	$8.54	$7.26	N/A	N/A
End of period	$15.13	$14.86	$16.37	$15.72	$11.30	$10.23	$9.85	$8.54	N/A	N/A
Accumulation units outstanding at the end of period	13,682	13,207	14,171	14,429	1,270	1,270	—	39,724	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$27.06	$28.09	$25.97	$19.72	$16.99	$17.54	$14.08	$10.30	$16.67	$15.67
End of period	$32.18	$27.06	$28.09	$25.97	$19.72	$16.99	$17.54	$14.08	$10.30	$16.67
Accumulation units outstanding at the end of period	28,566	11,346	11,993	22,241	24,104	31,871	39,444	43,378	40,780	37,555

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$18.97	$18.99	$16.97	$13.02	$11.40	$11.35	$10.01	$8.03	$13.01	$12.52
End of period	$20.92	$18.97	$18.99	$16.97	$13.02	$11.40	$11.35	$10.01	$8.03	$13.01
Accumulation units outstanding at the end of period	71,160	15,709	109,993	35,234	35,745	36,548	47,122	64,070	42,593	57,722

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.76	$16.76	$16.36	$12.07	$10.71	$11.72	$9.80	$6.13	N/A	N/A
End of period	$20.97	$15.76	$16.76	$16.36	$12.07	$10.71	$11.72	$9.80	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	4,845	4,872	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$22.99	$24.33	$23.48	$17.13	$14.93	$15.77	$12.61	$10.00	$15.52	$16.01
End of period	$28.65	$22.99	$24.33	$23.48	$17.13	$14.93	$15.77	$12.61	$10.00	$15.52
Accumulation units outstanding at the end of period	40,076	4,813	7,343	16,126	5,742	13,512	18,716	29,388	25,895	21,902

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$12.35	$11.95	$10.00	$8.01	$7.27	$7.37	$6.64	$4.09	$7.31	$6.44
End of period	$13.85	$12.35	$11.95	$10.00	$8.01	$7.27	$7.37	$6.64	$4.09	$7.31
Accumulation units outstanding at the end of period	50,863	2,332	48,697	2,878	48,168	48,335	52,486	—	58,139	76,322

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$20.49	$19.94	$19.76	$15.81	$13.25	$14.58	$12.76	$9.25	$15.79	$15.00
End of period	$20.31	$20.49	$19.94	$19.76	$15.81	$13.25	$14.58	$12.76	$9.25	$15.79
Accumulation units outstanding at the end of period	—	—	5,936	10,955	11,073	11,206	11,336	11,475	33,881	33,992

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.58	$14.16	$13.84	$15.39	$14.34	$12.96	$12.15	N/A	N/A	N/A
End of period	$14.14	$13.58	$14.16	$13.84	$15.39	$14.34	$12.96	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,550	2,563	10,177	2,597	2,613	4,936	4,476	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$21.28	$21.41	$20.80	$21.45	$20.05	$19.32	$18.14	$15.87	$15.96	$14.90
End of period	$21.65	$21.28	$21.41	$20.80	$21.45	$20.05	$19.32	$18.14	$15.87	$15.96
Accumulation units outstanding at the end of period	3,752	3,771	3,796	18,284	18,464	18,656	21,799	22,019	15,293	15,378

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.66	$10.91	$10.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.55	$10.66	$10.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	12,780	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$19.32	$20.96	$21.14	$19.74	$17.09	$16.49	$14.40	$9.94	$14.50	$14.81
End of period	$22.39	$19.32	$20.96	$21.14	$19.74	$17.09	$16.49	$14.40	$9.94	$14.50
Accumulation units outstanding at the end of period	51,948	3,102	69,897	155,652	174,823	10,094	20,256	8,303	8,405	8,451

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.87	$15.08	$15.14	$10.79	$8.37	$10.30	N/A	N/A	N/A	N/A
End of period	$15.93	$14.87	$15.08	$15.14	$10.79	$8.37	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	3,238	4,423	4,315	4,185	6,926	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$19.41	$20.65	$18.23	$12.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$21.19	$19.41	$20.65	$18.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,118	23,729	15,737	3,096	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$21.54	$21.50	$19.73	$13.94	$12.08	$11.04	$9.90	N/A	N/A	N/A
End of period	$22.54	$21.54	$21.50	$19.73	$13.94	$12.08	$11.04	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	18,216	—	—	7,164	7,813	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$18.51	$18.57	$16.50	$12.74	$11.41	$10.25	$8.76	N/A	N/A	N/A
End of period	$21.58	$18.51	$18.57	$16.50	$12.74	$11.41	$10.25	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,308	2,914	75,206	4,944	6,682	14,730	8,235	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$19.55	$22.91	$19.61	$13.21	$11.69	$11.09	$9.79	N/A	N/A	N/A
End of period	$20.37	$19.55	$22.91	$19.61	$13.21	$11.69	$11.09	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	5,461	10,112	—	—	8,493	9,263	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$21.99	$22.26	$21.10	$16.94	$14.77	$15.67	$13.52	$10.42	$17.30	$16.01
End of period	$23.08	$21.99	$22.26	$21.10	$16.94	$14.77	$15.67	$13.52	$10.42	$17.30
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	45,675	45,903

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.93	$14.29	$14.00	$13.53	$12.56	$12.31	$11.44	N/A	N/A	N/A
End of period	$14.48	$13.93	$14.29	$14.00	$13.53	$12.56	$12.31	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$21.98	$22.25	$21.27	$17.53	$15.35	$16.01	$13.92	$10.98	$17.16	N/A
End of period	$23.05	$21.98	$22.25	$21.27	$17.53	$15.35	$16.01	$13.92	$10.98	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	20,797	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$20.56	$20.93	$20.23	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$21.50	$20.56	$20.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	14,104	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$17.58	$19.24	$16.77	$11.17	$9.26	$9.88	$9.07	N/A	N/A	N/A
End of period	$19.60	$17.58	$19.24	$16.77	$11.17	$9.26	$9.88	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	6,326	6,326	—	—	8,540	9,313	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$59.84	$54.60	$50.73	$36.95	$31.41	$32.10	$27.77	$19.55	$34.55	$31.69
End of period	$60.09	$59.84	$54.60	$50.73	$36.95	$31.41	$32.10	$27.77	$19.55	$34.55
Accumulation units outstanding at the end of period	7,798	7,703	17,754	14,076	14,965	19,058	13,621	26,153	34,250	17,111

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$91.05	$86.37	$77.32	$57.22	$50.88	$52.15	$41.20	$28.34	$48.22	$41.56
End of period	$95.62	$91.05	$86.37	$77.32	$57.22	$50.88	$52.15	$41.20	$28.34	$48.22
Accumulation units outstanding at the end of period	2,077	4,325	13,288	4,607	4,688	4,710	18,753	16,934	17,481	14,005

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.70	$10.78	$10.84	$10.94	$10.79	$10.75	$10.54	N/A	N/A	N/A
End of period	$10.75	$10.70	$10.78	$10.84	$10.94	$10.79	$10.75	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,269	9,315	27,671	9,439	9,498	9,571	9,226	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$26.11	$26.87	$23.97	$17.65	$14.94	$15.41	$13.43	$9.90	$16.79	$16.82
End of period	$28.66	$26.11	$26.87	$23.97	$17.65	$14.94	$15.41	$13.43	$9.90	$16.79
Accumulation units outstanding at the end of period	18,462	10,281	10,281	41,934	42,264	42,864	61,655	60,805	83,237	62,035

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$42.83	$43.66	$40.14	$33.98	$31.18	$30.49	$27.79	$23.45	$29.88	$28.08
End of period	$46.99	$42.83	$43.66	$40.14	$33.98	$31.18	$30.49	$27.79	$23.45	$29.88
Accumulation units outstanding at the end of period	—	—	460	2,477	2,645	2,667	2,085	2,108	2,133	2,145

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$13.11	$13.24	$13.37	$13.51	$13.64	$13.78	$13.92	$14.04	$13.87	$13.38
End of period	$12.98	$13.11	$13.24	$13.37	$13.51	$13.64	$13.78	$13.92	$14.04	$13.87
Accumulation units outstanding at the end of period	2,057	2,067	2,081	229,192	2,107	2,124	4,329	4,355	—	—

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$31.73	$33.08	$30.01	$23.13	$20.08	$20.71	$18.40	$14.99	$22.71	$21.27
End of period	$35.63	$31.73	$33.08	$30.01	$23.13	$20.08	$20.71	$18.40	$14.99	$22.71
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	6,060	4,819	4,931

Accumulation Unit Values
Contract with Endorsements - 3.71%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$8.66	$9.32	$10.81	$9.23	$8.18	$9.74	$9.40	$7.49	$14.01	$12.99
End of period	$8.34	$8.66	$9.32	$10.81	$9.23	$8.18	$9.74	$9.40	$7.49	$14.01
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$12.83	$13.45	$12.13	$12.25	$9.91	$10.97	$9.72	$7.61	$12.28	$15.00
End of period	$12.67	$12.83	$13.45	$12.13	$12.25	$9.91	$10.97	$9.72	$7.61	$12.28
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$5.44	$5.49	$5.40	$4.63	$4.00	$4.28	$3.63	$3.00	$5.15	$5.13
End of period	$6.48	$5.44	$5.49	$5.40	$4.63	$4.00	$4.28	$3.63	$3.00	$5.15
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$18.85	$25.50	$29.52	$24.44	$24.31	$24.42	$21.28	$18.39	$30.72	$23.57
End of period	$23.11	$18.85	$25.50	$29.52	$24.44	$24.31	$24.42	$21.28	$18.39	$30.72
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$7.90	$7.85	$6.75	$5.55	$5.18	$5.40	$4.99	$3.16	$5.80	$5.26
End of period	$8.62	$7.90	$7.85	$6.75	$5.55	$5.18	$5.40	$4.99	$3.16	$5.80
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$52.04	$50.73	$46.66	$35.47	$32.41	$34.13	$27.70	$19.58	$34.24	$30.32
End of period	$53.20	$52.04	$50.73	$46.66	$35.47	$32.41	$34.13	$27.70	$19.58	$34.24
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$17.08	$18.06	$16.55	$12.52	$10.89	$11.54	$10.34	$7.82	$13.64	$14.04
End of period	$18.24	$17.08	$18.06	$16.55	$12.52	$10.89	$11.54	$10.34	$7.82	$13.64
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Questions: If you have any questions about your Contract, you may contact us at:
Annuity Service Center:	1 (800) 644-4565 (8 a.m. - 8 p.m. ET)
Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951
Institutional Marketing Group Service Center: (for Contracts purchased through a bank or another financial institution)	1 (800) 777-7779 (8 a.m. - 8 p.m. ET)
Mail Address:	P.O. Box 30386, Lansing, Michigan 48909-7886
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951 Attn: IMG
Home Office:	1 Corporate Way, Lansing, Michigan 48951

FIFTH THIRD PERSPECTIVE

FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account – I

Effective July 2, 2007, this Fifth Third Perspective Flexible Premium Variable and Fixed Deferred Annuity is no longer available for purchase.

The date of this prospectus is April 2 4 , 201 7 , which states the information about the separate account, the Contract, and Jackson National Life Insurance Company (“Jackson®”) you should know before investing. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Contract and endorsements, which reflect state or other variations. This information is meant to help you decide if the Contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about the separate account can be found in the statement of additional information (“SAI”) dated April 24, 2017 , that is available upon request without charge. To obtain a copy, contact us at our:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing a Contract, as we reserve the right to prospectively restrict availability of the optional features. Broker-dealers selling the Contracts may limit the availability of an optional feature. Ask your representative about what optional features are or are not offered. If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse initial and any or all subsequent premium payments. Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate. Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Expenses for a Contract with a Contract Enhancement will be higher than those for a Contract without a Contract Enhancement, and in some cases the amount of a Contract Enhancement may be more than offset by those expenses.

We offer other variable annuity products with different product features, benefits and charges. In some states, you may purchase the Contract through an automated electronic transmission/order ticket verification procedure. Ask your representative about availability and the details.

The SAI is incorporated by reference into this prospectus, and its table of contents begins on page 240. The prospectus and SAI are part of the registration statement that we filed with the Securities and Exchange Commission (“SEC”) about this securities offering. The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus disclosure. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Contract makes available for investment variable and fixed investment options. The variable options available are Investment Divisions of the Separate Account, each of which invests in one of the following funds - all class A shares:

JNL Series Trust

JNL/American Funds Balanced Fund (formerly, JNL/Capital Guardian Global Balanced Fund)
JNL/American Funds® Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Alt 65 Fund*
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)
JNL/AQR Managed Futures Strategy Fund*
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/BlackRock Natural Resources Fund
JNL/Brookfield Global Infrastructure and MLP Fund
JNL/Causeway International Value Select Fund
JNL/Crescent High Income Fund
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund)
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund*
JNL/Invesco China-India Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund*
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund

JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Bond Index Fund
JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund)
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund*
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund)
JNL/WMC Value Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P Mid 3 Fund
JNL/S&P 4 Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund

JNL Variable Fund LLC

JNL/Mellon Capital DowSM Index Fund
JNL/Mellon Capital Global 30 Fund
JNL/Mellon Capital Nasdaq® 100 Fund
JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital JNL 5 Fund
JNL/Mellon Capital Communications Sector Fund*
JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital Technology Sector Fund

Jackson Variable Series Trust

JNL/DoubleLine® Total Return Fund
JNL/PIMCO Credit Income Fund
JNL/T. Rowe Price Capital Appreciation Fund

*Effective August 29, 2011, the Investment Divisions of the Separate Account investing in the JNL Alt 65 Fund; JNL/Goldman Sachs Emerging Markets Debt Fund; JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund (the JNL/AQR Managed Futures Strategy Fund effective April 27, 2015); and JNL/Red Rocks Listed Private Equity Fund stopped accepting allocations and/or transfers. Effective September 15, 2014, the Investment Division investing in the JNL/Mellon Capital Communications Sector Fund stopped accepting any additional allocations or transfers, but the Fund is available as an underlying Fund for a Fund of Funds. Please see “Investment Divisions” on page 24 for more information.

Underscored are the Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical. The Funds are not the same mutual funds that you would buy directly from a retail mutual fund company or through your stockbroker. The summary prospectuses for the Funds are attached to this prospectus.

In addition, the following Previously Offered Funds merged into the corresponding Currently Offered Funds effective April 24, 2017 :

Previously Offered Funds	Currently Offered Funds
JNL/Morgan Stanley Mid Cap Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Mellon Capital S&P® 24 Fund	JNL/Mellon Capital JNL 5 Fund

If you have Contract Value that was transferred to an Investment Division investing in a Currently Offered Fund as a result of a merger, you may transfer all or a portion of your Contract Value out of such Investment Division into the other investment options available under your Contract. If the transfer is completed within 60 days following April 24, 2017 , the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”) Charge	48
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”) Charge	49
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”) Charge	50
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge	51
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge	51
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge	52
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge	52
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge	53
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge	54
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”) Charge	54
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”) Charge	55
5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”) Charge	56
4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”) Charge	57
Death Benefit Charges	58
Three-Year Withdrawal Charge Period	59
Five-Year Withdrawal Charge Period	59
20% Additional Free Withdrawal Charge	59
Commutation Fee	59
Other Expenses	59
Premium Taxes	60
Income Taxes	60
DISTRIBUTION OF CONTRACTS	60
PURCHASES	62
Minimum Initial Premium	62
Minimum Additional Premiums	62
Maximum Premiums	62
Allocations of Premium	63
Optional Contract Enhancements	63
Capital Protection Program	64
Guaranteed Minimum Accumulation Benefit (“GMAB”)	65
Accumulation Units	68
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	68
Restrictions on Transfers: Market Timing	68
TELEPHONE AND INTERNET TRANSACTIONS	69
The Basics	69

What You Can Do and How	69
What You Can Do and When	69
How to Cancel a Transaction	69
Our Procedures	70
ACCESS TO YOUR MONEY	70
Waiver of Withdrawal and Recapture Charges for Certain Emergencies	71
Optional Three-Year Withdrawal Charge Period	71
Optional Five-Year Withdrawal Charge Period	72
20% Additional Free Withdrawal	72
Guaranteed Minimum Withdrawal Benefit Considerations	72
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	73
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”)	73
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	77
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	83
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	87
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”)	90
5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”)	94
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”)	99
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”)	107
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”)	113
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”)	120
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”)	126
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”)	133
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”)	141
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”)	152
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”)	163
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”)	172
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”)	182
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”)	194
5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”)	208
4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”)	215
Systematic Withdrawal Program	221
Suspension of Withdrawals or Transfers	221
INCOME PAYMENTS (THE INCOME PHASE)	221
Variable Income Payments	222

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning. In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint Annuitants. Any reference to the Annuitant includes any joint Annuitant.

Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner's death. The Contract allows for the naming of multiple Beneficiaries.

Completed Year – the succeeding twelve months from the date on which we receive a premium payment. Completed Years specify the years from the date of receipt of the premium and does not refer to Contract Years. If the premium receipt date is on the Issue Date of the Contract then Completed Year 0-1 does not include the first Contract Anniversary. The first Contract Anniversary begins Completed Year 1-2 and each successive Completed Year begins with the Contract Anniversary of the preceding Contract Year and ends the day before the next Contract Anniversary.

If the Premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years. For example, if the Issue Date is January 15, 2018 and a Premium payment is received on February 28, 2018 then, although the first Contract Anniversary is January 15, 2019, Completed Year 0-1 for that Premium payment would begin on February 28, 2018 and end on February 27, 2019. Completed Year 1-2 for that Premium payment would begin on February 28, 2019 .

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract's Issue Date.

Contract Enhancement – a credit that we will make to your Contract Value at the end of any business day in the first Contract Year during which we receive a premium payment. The Contract Enhancement endorsements available are the 2% Contract Enhancement endorsement, 3% Contract Enhancement endorsement, 4% Contract Enhancement endorsement, or 5% Contract Enhancement endorsement.

Contract Month – the period of time between consecutive monthly anniversaries of the Contract’s Issue Date.

Contract Monthly Anniversary – each one-month anniversary of the Contract's Issue Date.

Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract's Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract's Issue Date.

Contract Value – the sum of the allocations between the Contract's Investment Divisions, Fixed Account, and

Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.

Fixed Account Contract Value – the sum of the allocations between the Contract’s Fixed Account Options and the Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account.

Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account and the GMWB Fixed Account, which are available to our creditors.

Good Order – when our administrative requirements are met for any requested action or change, including that we have received sufficient supporting documentation.

Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account – part of our General Account to which, if you elected the GMAB, a certain percentage of Contract Value is required to be allocated for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period. The Contract Value allocated to the GMAB Fixed Account will earn a stated rate of return over the Guarantee Period subject to certain possible adjustments.

Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account – part of our General Account to and from which, if you elect the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, automatic transfers of your Contract Value may be required according to non-discretionary formulas. The Contract Value allocated to the GMWB Fixed Account will earn a stated rate of return over a specified period.

GMWB Fixed Account Contract Value – the sum of the allocation to the Contract’s GMWB Fixed Account.

Income Date – the date on which you begin receiving annuity payments.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract's value, each of which exclusively invests in a different available Fund. The Investment Divisions are called variable because the return on investment is not guaranteed.

Issue Date – the date your Contract is issued.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company. (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint Owners. (We do not capitalize “you” or “your” in the prospectus.) Any reference to the Owner includes any joint Owner.

1

Separate Account – Jackson National Separate Account – I. The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

Separate Account Contract Value – the sum of the allocations between the Contract’s Investment Divisions.

2

KEY FACTS
The immediately following two sections briefly introduce the Contract (and its benefits and features) and its costs; however, please carefully read the whole prospectus and any related documents before purchasing the Contract to be sure that it will meet your needs.

Allocation Options
The Contract makes available Investment Divisions and a Fixed Account for allocation of your premium payments and Contract Value. In addition, if you elect the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account. For more information about the fixed accounts, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. For more information about the Investment Divisions, please see “INVESTMENT DIVISIONS” beginning on page 24.

Investment Purpose
The Contract is intended to help you save for retirement or another long-term investment purpose. The Contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan. Qualified plans confer their own tax deferral. For more information, please see “TAXES” beginning on page 235.

Free Look
If you change your mind about having purchased the Contract, you may return it without penalty. There are conditions and limitations, including time limitations, depending on where you live. For more information, please see “FREE LOOK” beginning on page 239. In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Purchases
There are minimum and maximum premium requirements. You may elect to receive a credit on your premium payments during the first Contract Year, subject to fees, conditions and limitations. If the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year. The Contract also has two premium protection options, namely the Capital Protection Program and the Guaranteed Minimum Accumulation Benefit (GMAB), respectively. If the GMAB is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the GMAB is in effect. For more information about both options, please see “PURCHASES” beginning on page 62.

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers. The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections. The representative assisting you will advise you whether an optional benefit is available and of any variations. Optional endorsement provisions may vary depending on when you purchased your Contract or elected your endorsement. Please refer to your Contract endorsements for the provisions that apply to you.

Withdrawals
Before the Income Date, there are a number of ways to access your Contract Value, generally subject to a charge or adjustment, particularly during the early Contract Years. There are also a number of optional withdrawal benefits available. The Contract has a free withdrawal provision and waives the charges and adjustments in the event of some unforeseen emergencies. For more information, please see “ACCESS TO YOUR MONEY” beginning on page 70.

Income Payments	There are a number of income options available, including an optional, guaranteed minimum income benefit. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 221.

Death Benefit
The Contract has a death benefit that becomes payable if you die before the Income Date. There are also a number of optional death benefits available. For more information, please see “DEATH BENEFIT” beginning on page 225.

3

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering the Contract. The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract or transfer cash value between investment options.

Owner Transaction Expenses

Front-end Sales Load	None

Maximum Withdrawal Charge [1]
Percentage of premium withdrawn, if applicable	8.5%

Maximum Contract Enhancement Recapture Charge [2]
Percentage of the corresponding first year premiums withdrawn with a Contract Enhancement	4.5%

Maximum Premium Taxes [3]
Percentage of each premium	3.5%

Commutation Fee: If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and Beneficiary elects a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•    (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•    (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Transfer Charge [4]
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge [5]	$22.50

[1]
There may be a withdrawal charge on these withdrawals of Contract Value: withdrawals in excess of the free withdrawal amounts; withdrawals under a tax-qualified Contract that exceed the required minimum distributions of the Internal Revenue Code; withdrawals in excess of the free withdrawal amount to meet the required minimum distributions of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distributions of a Roth IRA annuity; a total withdrawal; and withdrawals on an Income Date that is within one year of the Issue Date. The withdrawal charge is a schedule lasting seven Completed Years, and there are two optional withdrawal charge schedules (that are shorter) available:

Withdrawal Charge (as a percentage of premium payments)
Completed Years Since Receipt Of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Base Schedule	8.5%	8%	7%	6%	5%	4%	2%	0
Five-year Schedule	8%	7%	6%	4%	2%	0	0	0
Three-year Schedule	7.5%	6.5%	5%	0	0	0	0	0

[2]
Contract Enhancements (C.E.) are subject to recapture charges in addition to asset-based charges for specified periods. There may be a recapture charge on these withdrawals of Contract Value with a Contract Enhancement: if the Contract is returned during the free look period; withdrawals in excess of the free withdrawal amounts; withdrawals that exceed the required minimum distributions of the Internal Revenue Code; a total withdrawal; and withdrawals on an Income Date that is within the recapture charge schedule. The recapture charge schedule is based on Completed Years and depends on your Contract Enhancement:

4

Completed Years Since Receipt Of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
2% C.E.	2%	2%	1.25%	1.25%	0.5%	0	0	0
3% C.E.*	3%	3%	2%	2%	2%	1%	1%	0
4% C.E.	4%	4%	2.5%	2.5%	2.5%	1.25%	1.25%	0
5% C.E.	4.5%	3.75%	3.25%	2.75%	2%	1.25%	1%	0

* No longer offered as of January 16, 2007.

Please note that if you return your Contract during the free look period, the entire amount of any Contract Enhancement will be recaptured.

[3]	Premium taxes generally range from 0 to 3.5% and vary by state.

[4]	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

[5]	For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

5

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge [6]	$35

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions	1.25%

Mortality And Expense Risk Charge	1.10%

Administration Charge [7]	0.15%

Total Separate Account Annual Expenses for Base Contract	1.25%

Optional Endorsements - A variety of optional endorsements to the Contract are available. Please see the footnotes for additional information on the various optional endorsement charges.

The following optional endorsement charges are based on average daily net asset value. You may select one from each grouping below[8]:

Earnings Protection Benefit Maximum Annual Charge (“EarningsMax®”) [9]	0.45%

5% Contract Enhancement Maximum Annual Charge [10]	0.695%
4% Contract Enhancement Maximum Annual Charge [10]	0.56%
3% Contract Enhancement Maximum Annual Charge (no longer offered as of January 16, 2007) [10]	0.42%
2% Contract Enhancement Maximum Annual Charge [11]	0.395%

Five-year Withdrawal Schedule Maximum Annual Charge	0.30%
Three-year Withdrawal Schedule Maximum Annual Charge (no longer offered as of May 1, 2006)	0.45%

20% Additional Free Withdrawal Maximum Annual Charge	0.30%

The following optional death benefit endorsement charges are based on either average daily net asset value or on a benefit base and are indicated as such. Please see the footnotes for additional information on the various optional death benefit endorsement charges. You may select one of the available benefits listed below[8]:

Average Daily Net Asset Value Based Charges

5% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of January 16, 2007) [12]	0.70%
4% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of January 16, 2007) [13]	0.50%
Highest Anniversary Value Death Benefit Maximum Annual Charge [14]	0.40%
Combination 5% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge [15]	0.80%
Combination 4% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of January 16, 2007) [16]	0.60%

6

Benefit Based Charges

LifeGuard Freedom DB® Maximum Annual Charge (no longer offered as of September 28, 2009) [17]	0.60%
LifeGuard Freedom 6 DBSM Maximum Annual Charge (no longer offered as of October 11, 2010) (only available if the LifeGuard Freedom 6 GMWB is also selected) [18]	0.60%

The following optional endorsement charges are benefit based. Please see the footnotes for additional information on the various optional endorsement charges. You may select one of the available benefits listed below[8]:

Guaranteed Minimum Income Benefit (GMIB) Maximum Annual Charge (no longer offered as of January 16, 2007)(“FutureGuardSM”) [19]	0.60%
Guaranteed Minimum Accumulation Benefit (“GMAB”) Maximum Annual Charge (no longer offered as of May 1, 2011) [20]	1.00%
7% Guaranteed Minimum Withdrawal Benefit (GMWB) Maximum Annual Charge (no longer offered as of March 31, 2008)(“SafeGuard 7 Plus®”) [21]	0.75%
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“SafeGuard Max®”) [22]	0.80%
5% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011) (“AutoGuard 5SM,” formerly “AutoGuard®”) [23]	1.45%
6% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011) (“AutoGuard 6SM”) [24]	1.60%
5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of January 16, 2007) (“MarketGuard 5®”) [25]	0.50%
5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector®”) [26]	1.45%
5% for Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AdvantageSM,” formerly “LifeGuard Protector AdvantageSM”) [27]	1.50%
5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered as of January 16, 2007)(“LifeGuard Protector Plus®”) [28]	1.45%
Joint 5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector® with Joint Option”) [29]	1.60%
Joint 5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered as of January 16, 2007) (“LifeGuard Protector Plus® with Joint Option”) [30]	1.70%
For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AscentSM”) [31]	1.50%
Joint For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AscentSM With Joint Option”) [32]	1.70%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard Freedom® GMWB”) [33]	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard Freedom® GMWB With Joint Option”) [34]	1.85%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010) (“LifeGuard Freedom 6® GMWB”) [35]	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010) (“LifeGuard Freedom 6® GMWB With Joint Option”) [36]	1.85%
For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“LifeGuard SelectSM”) [37]	1.50%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“LifeGuard SelectSM With Joint Option”) [38]	1.85%
5% for Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006)(“LifeGuard 5®")[39]	1.30%
4% for Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006)(“LifeGuard 4®")[40]	0.85%

[6]
This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from allocations to the Investment Divisions the Fixed Account and the GMWB Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

[7]
This charge is waived on initial premiums of $1 million or more, but we may reverse the waiver and reinstate the Administrative Charge if your withdrawals during the first year of the Contract cause the Contract Value to drop below $1 million.

7

[8]
Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled. The 5%, 4% and 3% (if elected prior to January 16, 2007) Contract Enhancements and the Three-year Withdrawal Schedule (if elected prior to May 1, 2006) are not available if you select the 20% Additional Free Withdrawal endorsement and vice versa. Also, you may not select both the Guaranteed Minimum Income Benefit (no longer offered as of January 16, 2007) and any Guaranteed Minimum Withdrawal Benefits. In addition, the Guaranteed Minimum Accumulation Benefit may not be selected in combination with any Contract Enhancement, the Guaranteed Minimum Income Benefit or any Guaranteed Minimum Withdrawal Benefits.

[9]	The current charge is 0.30%.

[10]	This charge lasts for the first seven Contract Years.

[11]	This charge lasts for the first five Contract Years.

[12]
The current charge is 0.45%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “5% Compounded Death Benefit Endorsement,” and the charge may be less.

[13]	The current charge is 0.30%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

[14]
The current charge is 0.25%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “Maximum Anniversary Value Death Benefit Endorsement,” and the charge may be less.

[15]
The current charge is 0.55%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “Combination Death Benefit Endorsement,” and the charge may be less.

[16]	The current charge is 0.40%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

[17]
The LifeGuard Freedom DB is only available in conjunction with the purchase of the LifeGuard Freedom GMWB. The current and maximum charge for the LifeGuard Freedom DB is 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually). The charge for LifeGuard Freedom DB is in addition to the charge for the LifeGuard Freedom GMWB.

The GMWB Death Benefit is equal to the LifeGuard Freedom GWB (see footnote 33 below). If you select the LifeGuard Freedom GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the LifeGuard Freedom GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

For more information about the charge for the LifeGuard Freedom DB, please see “LifeGuard Freedom DB” under “Death Benefit Charges”, beginning on page 58. For more information about how this optional death benefit endorsement works, please see “LifeGuard Freedom DB” under “Optional Death Benefits”, beginning on page 229. For more information about how the LifeGuard Freedom GMWB works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 141

[18]
The LifeGuard Freedom 6 DB is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB. The current and maximum charge for the LifeGuard Freedom 6 DB is 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually). The charge for LifeGuard Freedom 6 DB is in addition to the charge for the LifeGuard Freedom 6 GMWB.

The GMWB Death Benefit is equal to the LifeGuard Freedom 6 GWB (see footnote 35 below). If you select the LifeGuard Freedom 6 GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the LifeGuard Freedom 6 GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

For more information about the charge for the LifeGuard Freedom 6 DB, please see “LifeGuard Freedom 6 DB” under “Death Benefit Charges”, beginning on page 59. For more information about how the LifeGuard Freedom 6 DB works, please see “LifeGuard Freedom 6 DB” under “Optional Death Benefits”, beginning on page 230. For more information about how the LifeGuard Freedom 6 GMWB works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 163.

[19]	On a calendar quarter basis, the charge is 0.15% of the GMIB Benefit Base. The GMIB Benefit Base is the greater of (a) or (b), where:

(a)
Generally equals all premiums you have paid, subject to certain adjustments, compounded at an annual interest rate of 5% until the earlier of the Annuitant's 80th birthday or the exercise date of this GMIB; and

(b)	Generally equals the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday, subject to certain adjustments after that Contract Anniversary.

The charge is deducted each calendar quarter and upon termination of the GMIB from the Investment Divisions and the Fixed Account on a pro rata basis. When deducted from the Investment Divisions, it is not part of the unit value calculations, but rather is deducted by means of a cancellation of units. For more information about the charge for this endorsement, please see “Guaranteed Minimum Income Benefit Charge” beginning on page 44. For more information about how the endorsement works, including more details regarding the GMIB Benefit Base, please see “Guaranteed Minimum Income Benefit” beginning on page 223.

8

[20]
The charge is quarterly, currently 0.125% (0.50% annually) of the Guaranteed Value (GV) in effect on the date the charge is deducted, subject to a maximum annual charge of 1.00% as used in the Table. The GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period. If you select the GMAB when you purchase your Contract, the GV is your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMAB is re-elected, the GV is generally your Contract Value at the time of re-election, adjusted for any subsequent withdrawals. We reserve the right to prospectively change the current charge on new Contracts or upon re-election of the benefit after the Contract is issued – subject to the applicable maximum annual charge.

The charge is deducted at the end of each calendar quarter, or upon termination of the endorsement, from your Contract Value. Quarterly charges are deducted from the Investment Divisions and the Fixed Account, including the GMAB Fixed Account, on a pro rata basis. The portion of the charge from the Investment Divisions is deducted by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GV. For more information about the charge for this endorsement, please see “Guaranteed Minimum Accumulation Benefit Charge” beginning on page 44. For more information about how the endorsement works, including more details regarding the GV, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 65. Please check with your representative to learn about the current level of the charge, the current interest rate for the GMAB Fixed Account and the current required allocation of premium to the GMAB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[21]
0.75% is the maximum annual charge of the Guaranteed Withdrawal Balance (GWB) when this endorsement is added to a Contract on and after January 17, 2006, which charge is payable quarterly. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

The charge is expressed as an annual percentage and depends on:

•	When the endorsement is added to the Contract.

•	The endorsement's availability – on and after, or before January 17, 2006, or before October 4, 2004.

•	The basis for deduction – a percentage of the GWB or your allocations to Investment Divisions (average daily net asset value).

•	The frequency of deduction – quarterly or daily.

The below tables have the maximum and current charges.

For Contracts to which this endorsement was added on and after January 17, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

For Contracts to which this endorsement was added before January 17, 2006, the charge is a percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

For Contracts to which this endorsement was added before October 4, 2004, the charge is a percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions, which increases upon the first step-up.

7% GMWB
Endorsement's Availability	On and after January 17, 2006	Before January 17, 2006	Before October 4, 2004
Maximum Annual Charge	0.75%	0.70%	0.70%
Current Annual Charge	0.40%	0.40%	0.35% 0.55% upon step-up
Charge Basis	GWB	Investment Divisions	Investment Divisions
Charge Frequency	Quarterly	Daily	Daily

For more information about the charge for this endorsement, please see “7% Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 44. For more information about how the endorsement works, including more details regarding the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 73.

[22]
The charge is quarterly, currently 0.1125% of the GWB, which is 0.45% of the GWB on an annual basis, subject to a maximum annual charge of 0.80% as used in the Table. We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a step-up – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 77. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

9

[23]
The charge is quarterly, currently 0.1625% of the GWB, which is 0.65% of the GWB on an annual basis, subject to a maximum annual charge of 1.45% as used in the Table. We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 83. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.

[24]
The charge is quarterly, currently 0.2125% of the GWB, which is 0.85% of the GWB on an annual basis, subject to a maximum annual charge of 1.60% as used in the Table. We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 87. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.

[25]
The charge is quarterly, currently 0.05% of the GWB, which is 0.20% of the GWB on an annual basis, subject to a maximum annual charge of 0.50% as used in the Table. We reserve the right to prospectively change the current charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to the applicable maximum annual charge.

The charge is deducted at the end of each calendar quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 90. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[26]
1.45% is the maximum annual charge of the 5% for Life GMWB With Annual Step-Up for a 65-69 year old, which charge is payable quarterly. The charge for the 5% for Life GMWB With Annual Step-Up varies by age group. The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

10

5% for Life GMWB With Annual Step-Up
Annual Charge	Maximum	Current
Ages 45 – 49	0.85%÷4	0.40%÷4
50 – 54	0.85%÷4	0.40%÷4
55 – 59	1.20%÷4	0.65%÷4
60 – 64	1.30%÷4	0.75%÷4
65 – 69	1.45%÷4	0.90%÷4
70 – 74	0.85%÷4	0.50%÷4
75 – 80	0.60%÷4	0.35%÷4
Charge Basis	GWB
Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “5% for Life GMWB With Annual Step-Up Charge” beginning on page 47. For more information about how the endorsement works, please see “5% for Life GMWB With Annual Step-Up” beginning on page 94.

[27]
1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups: 55-59, 60-64, and 65-69, which charge is payable quarterly. The charge for the 5% for Life GMWB With Annual Step-Up varies by age group. The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

5% for Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum	Current
Ages 45 – 49	1.00%÷4	0.55%÷4
50 – 54	1.15%÷4	0.70%÷4
55 – 59	1.50%÷4	0.95%÷4
60 – 64	1.50%÷4	0.95%÷4
65 – 69	1.50%÷4	0.95%÷4
70 – 74	0.90%÷4	0.55%÷4
75 – 80	0.65%÷4	0.40%÷4
Charge Basis	GWB
Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “5% for Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 48. For more information about how the endorsement works, please see “5% for Life GMWB With Bonus and Annual Step-Up” beginning on page 99.

[28]
1.45% is the maximum annual charge of the 5% for Life GMWB With Bonus and Five-Year Step-Up for the following age groups: 55-59 and 60-64, which charge is payable quarterly. The charge for the 5% for Life GMWB With Bonus and Five-Year Step-Up varies by age group. The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

11

5% for Life GMWB With Bonus and Five-Year Step-Up
Annual Charge	Maximum	Current
Ages 45 – 49	0.85%÷4	0.40%÷4
50 – 54	1.00%÷4	0.55%÷4
55 – 59	1.45%÷4	0.85%÷4
60 – 64	1.45%÷4	0.85%÷4
65 – 69	1.20%÷4	0.65%÷4
70 – 74	0.75%÷4	0.35%÷4
75 – 80	0.55%÷4	0.30%÷4
Charge Basis	GWB
Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up, again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “5% for Life GMWB With Bonus and Five-Year Step-Up Charge” beginning on page 48. For more information about how the endorsement works, please see “5% for Life GMWB With Bonus and Five-Year Step-Up” beginning on page 107.

[29]
1.60% is the maximum annual charge of the Joint 5% for Life GMWB With Annual Step-Up for a 65-69 year old, which charge is payable quarterly. The charge for the Joint 5% for Life GMWB With Annual Step-Up varies by age group. The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

Joint 5% for Life GMWB With Annual Step-Up
Annual Charge	Maximum	Current
Ages 45 – 49	1.00%÷4	0.55%÷4
50 – 54	1.00%÷4	0.55%÷4
55 – 59	1.35%÷4	0.80%÷4
60 – 64	1.45%÷4	0.90%÷4
65 – 69	1.60%÷4	1.05%÷4
70 – 74	1.00%÷4	0.65%÷4
75 – 80	0.75%÷4	0.50%÷4
Charge Basis	GWB
Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “Joint 5% for Life GMWB With Annual Step-Up Charge” beginning on page 49. For more information about how the endorsement works, please see “Joint 5% for Life GMWB With Annual Step-Up” beginning on page 113.

[30]
1.70% is the maximum annual charge of the Joint 5% for Life GMWB With Bonus and Five-Year Step-Up for the following age groups: 55-59 and 60-64, which charge is payable quarterly. The charge for the Joint 5% for Life GMWB With Bonus and Five-Year Step-Up varies by age group. The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

12

Joint 5% for Life GMWB With Bonus and Five-Year Step-Up
Annual Charge	Maximum	Current
Ages 45 – 49	1.10%÷4	0.65%÷4
50 – 54	1.25%÷4	0.80%÷4
55 – 59	1.70%÷4	1.10%÷4
60 – 64	1.70%÷4	1.10%÷4
65 – 69	1.45%÷4	0.90%÷4
70 – 74	1.00%÷4	0.60%÷4
75 – 80	0.80%÷4	0.55%÷4
Charge Basis	GWB
Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up, again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “Joint 5% for Life GMWB With Bonus and Five-Year Step-Up Charge” beginning on page 50. For more information about how the endorsement works, please see “Joint 5% for Life GMWB With Bonus and Five-Year Step-Up” beginning on page 120.

[31]
The charge is quarterly, currently 0.2375% (0.95% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table. We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up Charge” beginning on page 51. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Annual Step-Up” beginning on page 126. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[32]
The charge is quarterly, currently 0.2875% (1.15% annually) of the GWB, subject to a maximum annual charge of 1.70% as used in the Table. We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information about the charge for this endorsement, please see “Joint For Life GMWB With Annual Step-Up Charge” beginning on page 51. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Annual Step-Up” beginning on page 133. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[33]
The charge is quarterly, currently 0.2375% (0.95% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table. We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 52. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB

13

With Bonus and Annual Step-Up” beginning on page 141. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[34]
The charge is quarterly, currently 0.3125% (1.25% annually) of the GWB, subject to a maximum annual charge of 1.85% as used in the Table. We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 52. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 152. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[35]
The charge is quarterly, currently 0.2375% (0.95% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table. We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 53. For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 163.

[36]
The charge is quarterly, currently 0.3125% (1.25% annually) of the GWB, subject to a maximum annual charge of 1.85% as used in the Table. We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 54. For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 172.

[37]
The charge is quarterly, currently 0.2125% (0.85% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table. (If this endorsement was added to the Contract before September 28, 2009, the quarterly charge is currently 0.1625% (0.65% annually) of the GWB, subject to a maximum annual charge of 1.20%.) We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 54. For more information about how the endorsement works, including how the GWB is calculated, please see

14

“For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 182. Please check with your representative to learn about the current interest rate for the GMWB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[38]
The charge is quarterly, currently 0.2625% (1.05% annually) of the GWB, subject to a maximum annual charge of 1.85% as used in the Table. (If this endorsement was added to the Contract before September 28, 2009, the quarterly charge is currently 0.20% (0.80% annually) of the GWB, subject to a maximum annual charge of 1.50%.) We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 55. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 194. Please check with your representative to learn about the current interest rate for the GMWB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[39]
1.30% is the maximum annual charge of the Guaranteed Withdrawal Balance (GWB) for a 60-64 year old Owner of a Contract to which this endorsement is added on and after January 17, 2006 through April 30, 2006, which charge is payable quarterly. The charge for the 5% for Life GMWB varies by age group. The below tables have the maximum and current charges for all age groups.

Charges are expressed as an annual percentage and depend on:

•	The Owner's age when the endorsement is added to the Contract.

•	The endorsement's availability – effective May 1, 2006, this endorsement is no longer available to add to a Contract.

•	The basis for deduction – a percentage of the GWB, or your allocations to Investment Divisions (average daily net asset value).

•	The frequency of deduction – quarterly or daily.

For Contracts to which this endorsement was added before May 1, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

For Contracts to which this endorsement was added before January 17, 2006, the charge is the applicable percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

5% For Life GMWB
Endorsement's Availability	Before May 1, 2006		Before January 17, 2006*
Annual Charge	Maximum	Current	Maximum	Current
Ages 60 – 64	1.30%÷4	0.90%÷4	1.30%	0.90%
65 – 69	0.85%÷4	0.60%÷4	0.85%	0.60%
70 – 74	0.60%÷4	0.50%÷4	0.60%	0.50%
75 – 80	0.50%÷4	0.40%÷4	0.50%	0.40%
Charge Basis	GWB		Investment Divisions
Charge Frequency	Quarterly		Daily

* The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the current charge with a step-up, again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “5% For Life Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 56. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 208.

15

[40]
0.85% is the maximum annual charge of the Guaranteed Withdrawal Balance (GWB) for a 50-54 year old Owner of a Contract to which this endorsement is added on and after January 17, 2006 through April 30, 2006, which charge is payable quarterly. The charge for the 4% for Life GMWB varies by age group. The below tables have the maximum and current charges for all age groups.

Charges are expressed as an annual percentage and depend on:

•	The Owner's age when the endorsement is added to the Contract.

•	The endorsement's availability – effective May 1, 2006, this endorsement is no longer available to add to a Contract.

•	The basis for deduction – a percentage of the GWB or your allocations to Investment Divisions (average daily net asset value).

•	The frequency of deduction – quarterly, or daily.

For Contracts to which this endorsement was added before May 1, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

For Contracts to which this endorsement was added before January 17, 2006, the charge is the applicable percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

4% For Life GMWB
Endorsement's Availability	Before May 1, 2006		Before January 17, 2006*
Annual Charge	Maximum	Current	Maximum	Current
Ages 50 – 54	0.85%÷4	0.65%÷4	0.85%	0.65%
55 – 59	0.65%÷4	0.50%÷4	0.65%	0.50%
60 – 64	0.50%÷4	0.35%÷4	0.50%	0.35%
65 – 69	0.35%÷4	0.25%÷4	0.35%	0.25%
70 – 74	0.30%÷4	0.20%÷4	0.30%	0.20%
75 – 80	0.20%÷4	0.15%÷4	0.20%	0.15%
Charge Basis	GWB		Investment Divisions
Charge Frequency	Quarterly		Daily

* The bonus is only available for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the current charge with a step-up, again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “4% For Life Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 57. For more information about how the endorsement works, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 215.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum: 0.55%

Maximum: 2.18%

More detail concerning each Fund's fees and expenses is below. But please refer to the Funds' prospectuses for even more information, including investment objectives, performance and information about Jackson National Asset Management, LLC® (“JNAM”), the Funds' Adviser and Administrator, as well as the sub-advisers.

16

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/American Funds Balanced	0.92% A	0.20% A	0.17% A, G	0.00%	1.29% A	(0.40%) B	0.89% A,B,I
JNL/American Funds® Blue Chip Income and Growth	1.06% A	0.20% A	0.17% A, G	0.00%	1.43% A	(0.43%) B	1.00% A,B
JNL/American Funds Global Bond	1.23% A	0.20% A	0.19% A, G	0.00%	1.62% A	(0.53%) B	1.09% A,B,I
JNL/American Funds Global Small Capitalization	1.45% A	0.20% A	0.19% A, G	0.00%	1.84% A	(0.55%) B	1.29% A,B
JNL/American Funds Growth-Income	0.93% A	0.20% A	0.18% A, G	0.00%	1.31% A	(0.35%) B	0.96% A,B
JNL/American Funds International	1.35% A	0.20% A	0.19% A, G	0.00%	1.74% A	(0.55%) B	1.19% A,B
JNL/American Funds New World	1.77% A	0.20% A	0.21% A, G	0.00%	2.18% A	(0.75%) B	1.43% A,B
JNL/DFA U.S. Core Equity	0.58%	0.20%	0.10% F	0.00%	0.88%	(0.08%) C	0.80% C
JNL/Goldman Sachs Emerging Markets Debt	0.73%	0.20%	0.15% G	0.00%	1.08%	(0.00%) C	1.08% C
JNL/MFS Mid Cap Value	0.70%	0.20%	0.11% F	0.01%	1.02%	(0.01%) C	1.01% C
JNL/Goldman Sachs Core Plus Bond	0.56%	0.20%	0.11% F	0.02%	0.89%	(0.01%) C	0.88%C
JNL/Invesco Small Cap Growth	0.81%	0.20%	0.10% F	0.01%	1.12%	(0.01%) C	1.11% C
JNL/Mellon Capital S&P 500 Index	0.23%	0.20%	0.12% F	0.00%	0.55%	(0.01%) C	0.54% C
JNL/Oppenheimer Global Growth	0.62%	0.20%	0.15% G	0.01%	0.98%	(0.01%) C	0.97%C
JNL/T. Rowe Price Value	0.61%	0.20%	0.10% F	0.00%	0.91%	(0.00%) C	0.91% C
JNL/WMC Government Money Market	0.26%	0.20%	0.10% F	0.00%	0.56%	(0.00%) D	0.56% D

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Series Trust
JNL Institutional Alt 20	0.12%	0.00%	0.05% E	1.04%	1.21%
JNL Institutional Alt 35	0.11%	0.00%	0.06% E	1.15%	1.32%
JNL Institutional Alt 50	0.11%	0.00%	0.05% E	1.27%	1.43%
JNL Alt 65	0.14%	0.00%	0.06% E	1.40%	1.60%
JNL/American Funds Balanced Allocation	0.29%	0.20%	0.16% G	0.47%	1.12%
JNL/American Funds Growth Allocation	0.30%	0.20%	0.15% G	0.49%	1.14%
JNL/AQR Large Cap Relaxed Constraint Equity	0.79%	0.20%	0.85% G	0.01%	1.85% I
JNL/AQR Managed Futures Strategy	0.93%	0.20%	0.16% G	0.09%	1.38%
JNL/BlackRock Natural Resources	0.64%	0.20%	0.15% G	0.01%	1.00%
JNL/BlackRock Global Allocation	0.71%	0.20%	0.16% G	0.01%	1.08%
JNL/BlackRock Large Cap Select Growth	0.58%	0.20%	0.11% F	0.00%	0.89%
JNL/Brookfield Global Infrastructure and MLP	0.80%	0.20%	0.15% G	0.00%	1.15%
JNL/Crescent High Income	0.65%	0.20%	0.15% G	0.03%	1.03%
JNL/DFA Growth Allocation	0.30%	0.20%	0.15% G	0.29%	0.94%
JNL/DFA Moderate Allocation	0.30%	0.20%	0.15% G	0.26%	0.91%

17

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/DoubleLine® Shiller Enhanced CAPE®	0.74%	0.20%	0.15% G	0.02%	1.11%
JNL Multi-Manager Mid Cap	0.74%	0.20%	0.15% G	0.01%	1.10%
JNL Multi-Manager Small Cap Growth	0.67%	0.20%	0.11% F	0.00%	0.98%
JNL/FPA + DoubleLine® Flexible Allocation	0.82%	0.20%	0.20% G	0.01%	1.23% I
JNL/Franklin Templeton Founding Strategy	0.00%	0.00%	0.05% E	1.00%	1.05%
JNL/Franklin Templeton Global	0.66%	0.20%	0.15% G	0.01%	1.02%
JNL/Franklin Templeton Global Multisector Bond	0.68%	0.20%	0.15% G	0.02%	1.05%
JNL/Franklin Templeton Income	0.62%	0.20%	0.11% F	0.02%	0.95%
JNL/Franklin Templeton International Small Cap Growth	0.92%	0.20%	0.16% G	0.01%	1.29% I
JNL/Franklin Templeton Mutual Shares	0.72%	0.20%	0.11% F	0.01%	1.04%
JNL/Invesco China-India	0.90%	0.20%	0.17% G	0.00%	1.27%
JNL/Invesco Global Real Estate	0.70%	0.20%	0.15% G	0.00%	1.05%
JNL/Invesco International Growth	0.63%	0.20%	0.15% G	0.01%	0.99%
JNL/Invesco Mid Cap Value	0.68%	0.20%	0.10% F	0.01%	0.99%
JNL Multi-Manager Small Cap Value	0.78%	0.20%	0.10% F	0.00%	1.08%
JNL/Causeway International Value Select	0.64%	0.20%	0.16% G	0.01%	1.01%
JNL/JPMorgan MidCap Growth	0.63%	0.20%	0.10% F	0.00%	0.93%
JNL/JPMorgan U.S. Government & Quality Bond	0.38%	0.20%	0.10% F	0.01%	0.69%
JNL/Lazard Emerging Markets	0.88%	0.20%	0.16% G	0.00%	1.24%
JNL/Mellon Capital Emerging Markets Index	0.38%	0.20%	0.18% G	0.00%	0.76%
JNL/Mellon Capital European 30	0.29%	0.20%	0.16% G	0.00%	0.65%
JNL/Mellon Capital MSCI KLD 400 Social Index	0.35%	0.20%	0.21% G	0.00%	0.76%
JNL/Mellon Capital Pacific Rim 30	0.31%	0.20%	0.15% G	0.00%	0.66%
JNL/Mellon Capital S&P 400 MidCap Index	0.24%	0.20%	0.13% F	0.00%	0.57%
JNL/Mellon Capital Small Cap Index	0.25%	0.20%	0.12% F	0.00%	0.57%
JNL/Mellon Capital International Index	0.25%	0.20%	0.18% G	0.00%	0.63%
JNL/Mellon Capital Bond Index	0.27%	0.20%	0.10% F	0.01%	0.58%
JNL/Mellon Capital Index 5	0.00%	0.00%	0.05% E	0.58%	0.63%
JNL/Mellon Capital 10 x 10	0.00%	0.00%	0.05% E	0.61%	0.66%
JNL/Neuberger Berman Strategic Income	0.59%	0.20%	0.15% G	0.05%	0.99%
JNL/PIMCO Real Return	0.49%	0.20%	0.36% F	0.00%	1.05%
JNL/PIMCO Total Return Bond	0.50%	0.20%	0.14% F	0.00%	0.84%
JNL/PPM America Floating Rate Income	0.61%	0.20%	0.17% G	0.01%	0.99% I
JNL/PPM America High Yield Bond	0.43%	0.20%	0.11% F	0.03%	0.77%
JNL/PPM America Mid Cap Value	0.75%	0.20%	0.10% F	0.00%	1.05%
JNL/PPM America Small Cap Value	0.74%	0.20%	0.11% F	0.00%	1.05%
JNL/PPM America Total Return	0.50%	0.20%	0.10% F	0.01%	0.81%
JNL/PPM America Value Equity	0.55%	0.20%	0.10% F	0.00%	0.85%
JNL/Red Rocks Listed Private Equity	0.82%	0.20%	0.15% G	0.88%	2.05%
JNL/T. Rowe Price Established Growth	0.56%	0.20%	0.09% J	0.00%	0.85%
JNL/T. Rowe Price Mid-Cap Growth	0.70%	0.20%	0.10% F	0.00%	1.00%
JNL/T. Rowe Price Short-Term Bond	0.40%	0.20%	0.11% F	0.00%	0.71%
JNL/WMC Balanced	0.43%	0.20%	0.10% F	0.01%	0.74%
JNL/WMC Value	0.47%	0.20%	0.11% F	0.00%	0.78%
JNL/S&P Managed Conservative	0.10%	0.00%	0.05% E	0.91%	1.06%
JNL/S&P Managed Moderate	0.09%	0.00%	0.05% E	0.93%	1.07%
JNL/S&P Managed Moderate Growth	0.08%	0.00%	0.06% E	0.95%	1.09%
JNL/S&P Managed Growth	0.09%	0.00%	0.05% E	0.97%	1.11%
JNL/S&P Managed Aggressive Growth	0.09%	0.00%	0.06% E	0.98%	1.13%

18

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/S&P Competitive Advantage	0.36%	0.20%	0.10% F	0.00%	0.66%
JNL/S&P Dividend Income & Growth	0.36%	0.20%	0.09% J	0.00%	0.65%
JNL/S&P Intrinsic Value	0.36%	0.20%	0.10% F	0.00%	0.66%
JNL/S&P Total Yield	0.36%	0.20%	0.11% F	0.00%	0.67%
JNL/S&P Mid 3	0.50%	0.20%	0.10% F	0.00%	0.80%
JNL/S&P 4	0.00%	0.00%	0.05% E	0.66%	0.71%
JNL Variable Fund LLC
JNL/Mellon Capital DowSM Index	0.29%	0.20%	0.17% G	0.00%	0.66%
JNL/Mellon Capital Global 30	0.29%	0.20%	0.17% G	0.00%	0.66%
JNL/Mellon Capital Nasdaq® 100	0.28%	0.20%	0.20% G	0.00%	0.68%
JNL/Mellon Capital JNL 5	0.27%	0.20%	0.17% G	0.00%	0.64%
JNL/Mellon Capital S&P® SMid 60	0.29%	0.20%	0.17% G	0.00%	0.66%
JNL/Mellon Capital Communications Sector	0.31%	0.20%	0.17% G	0.00%	0.68%
JNL/Mellon Capital Consumer Brands Sector	0.28%	0.20%	0.17% G	0.00%	0.65%
JNL/Mellon Capital Financial Sector	0.29%	0.20%	0.16% G	0.00%	0.65%
JNL/Mellon Capital Healthcare Sector	0.27%	0.20%	0.17% G	0.00%	0.64%
JNL/Mellon Capital Oil & Gas Sector	0.28%	0.20%	0.16% G	0.00%	0.64%
JNL/Mellon Capital Technology Sector	0.28%	0.20%	0.16% G	0.00%	0.64%
Jackson Variable Series Trust
JNL/DoubleLine® Total Return	0.47%	0.20%	0.17% G	0.02%	0.86%
JNL/PIMCO Credit Income	0.40%	0.20%	0.17% G	0.00%	0.77%
JNL/T. Rowe Price Capital Appreciation	0.70%	0.20%	0.17% G	0.00%	1.07%

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:
JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.39%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.41%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.57%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.74%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.72%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.78%.

JNL/American Funds Balanced Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses 0.29%.

B
Jackson National Asset Management, LLC (“JNAM” or “Adviser”) has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

19

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

E	“Other Expenses” include an Administrative Fee of 0.05% which is payable to JNAM.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

G	“Other Expenses” include an Administrative Fee of 0.15% which is payable to JNAM.

I	Expense Information has been restated to reflect current fees.

J	“Other Expenses” include an Administrative Fee of 0.09% which is payable to JNAM.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the Fixed Account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated. Neither transfer fees nor premium tax charges are reflected in the examples. The example also assumes that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the optional Earnings Protection Benefit, the 5% Contract Enhancement, the most expensive Optional Death Benefit Endorsement, the Three-year Withdrawal Period and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,978	$3,091	$3,796	$6,496

If you annuitize at the end of the applicable time period:

1 year *	3 years	5 years	10 years
$1,978	$2,591	$3,796	$6,496

* Withdrawal charges apply to income payments occurring within one year of the Contract's Issue Date.

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$778	$2,266	$3,596	$6,496

The example does not represent past or future expenses. Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information. Information about the values of Accumulation Units for a base Contract (with no optional endorsements) and for a Contract with the most expensive

20

combination of charges and optional endorsements can be found in Appendix G. Information about the values of all remaining Accumulation Units can be found in the Statement of Additional Information. The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges, including any optional endorsement charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of Accumulation Units. Information about the Separate Account charges and charges for optional endorsements can be found in the “Periodic Expenses” tables above.

The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information. The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. The financial statements of Jackson that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts. Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center. Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

Your Contract is a contract between you, the Owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit. Purchases under tax-qualified plans should be made for other than tax deferral reasons. Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract. We will not issue a Contract to someone older than age 90. Optional benefits may have different requirements, as noted.

Your Contract Value may be allocated to

•	our Fixed Account, as may be made available by us, or as may be otherwise limited by us,

•	our GMWB Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected), as may be made available by us, or as may be otherwise limited by us, or to

•	Investment Divisions of the Separate Account that invest in underlying Funds.

Your Contract, like all deferred annuity contracts, has two phases:

•	the accumulation phase, when you make premium payments to us, and

•	the income phase, when we make income payments to you.

As the Owner, you can exercise all the rights under your Contract. You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form). We reserve the right to refuse an assignment, and an assignment may be a taxable event. Your ability to change ownership is limited on Contracts with one of the For Life GMWBs. Please contact our Annuity Service Center for help and more information.

The Contract is a flexible premium variable and fixed deferred annuity and may be issued as either an individual or a group contract. If the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year. Similarly, if you elected the Guaranteed Minimum Accumulation Benefit, no premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect. As a result, if you desire additional annuity coverage you will have to purchase a new and separate Contract. Purchasing an additional Contract could result in the duplication of certain fees and charges. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company. In those states where Contracts are issued as group contracts, references throughout the prospectus to “Contract(s)” shall also mean “certificate(s).”

JACKSON

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961. Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. We are ultimately a wholly owned subsidiary of Prudential plc (London, England). Prudential plc is also the ultimate parent of PPM America, Inc. a sub-adviser for certain of the Funds. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. JNAM provides

21

certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. JNAM is located at 225 West Wacker Drive, Chicago, IL 60606.

We issue and administer the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Annuity Service Center for more information.

THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to the Fixed Account and/or the GMWB Fixed Account will be placed with other assets in our General Account. Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum death benefits and guaranteed minimum withdrawal benefits. The Fixed Account and the GMWB Fixed Account are not registered with the SEC, and the SEC does not review the information we provide to you about them. Disclosures regarding the Fixed Account and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Both the availability of, and transfers into and out of, the Fixed Account (which consists of Fixed Account Options and the GMAB Fixed Account) and the GMWB Fixed Account may be subject to contractual and administrative requirements. For more information, please see the application, check with the registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

THE FIXED ACCOUNT

Fixed Account Options. Each Fixed Account Option offers a base interest rate that we established and will credit to your Contract Value in the Fixed Account for a specified period (currently, one, three, five or seven years), subject to availability (and we reserve the right, in our sole discretion, to limit or suspend availability of the Fixed Account Options), so long as the Contract Value in the Fixed Account Options is not withdrawn, transferred or annuitized until the end of the specified period. The base interest rate is subject to your Contract's Fixed Account minimum interest rate, which will be 2% a year, credited daily, during the first ten Contract Years and 3% a year, credited daily, afterwards. Depending on the Issue Date of your Contract, however, the Fixed Account minimum interest rate may be 3% a year, credited daily, in all Contract Years. Subject to these minimum requirements, we may declare different base interest rates at different times.

An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from a Fixed Account Option prior to the end of the specified period. The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Fixed Account Option period. The Excess Interest Adjustment is based on the relationship of the current new business interest rate to the guaranteed base interest rate being credited to the Fixed Account Option. The current new business interest rate used for this comparison is the base interest rate available on a new Fixed Account Option of the same duration, increased by 0.50%. Generally, the Excess Interest Adjustment will increase the Fixed Account Option Value when current new business rates are lower than the rate being credited and will decrease the Fixed Account Option Value when current new business rates are higher than the rate being credited.

There will be no Excess Interest Adjustment when the current new business interest rate (after adjustment for the 0.50% bias) is greater than the guaranteed base interest rate by less than 0.50%. This restriction avoids decreases in the Fixed Account Option Value in situations where the general level of interest rates has declined but the bias results in a current new business interest rate that is higher than the guaranteed base interest rate.

Also, there is no Excess Interest Adjustment on: the one-year Fixed Account Option; death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; and free withdrawals. In no event will a total withdrawal from the Fixed Account Options be less than the Fixed Account minimum value.

Whenever a specified period ends, you will have 30 days to transfer or withdraw the Contract Value in the Fixed Account Option, and there will not be an Excess Interest Adjustment. If you do nothing, then after 30 days, the Contract Value that remains in that Fixed Account Option will be subject to another specified period of the same duration, subject to availability, and provided that that specified period will not extend beyond the Income Date. Otherwise, the next closest specified period, or the one-year Fixed Account Option (if there is one year or less until the Income Date), will apply.

22

You may allocate premiums to the one-year Fixed Account Option, but we may require that the amount in the one-year Fixed Account Option (including any Contract Enhancement) be automatically transferred on a monthly basis in equal installments to your choice of Investment Division within 12 months of the date we received the premium, so that at the end of the period, all amounts in the one-year Fixed Account Option will have been transferred. The amount will be determined based on the amount allocated to the one-year Fixed Account Option and the base interest rate. Charges, withdrawals and additional transfers taken from the one-year Fixed Account Option will shorten the length of time it takes to deplete the account balance. These automatic transfers will not count against the 15 free transfers in a Contract Year.

Interest will continue to be credited daily on the account balance remaining in the one-year Fixed Account Option as funds are automatically transferred into your choice of Investment Divisions. However, the effective yield over the 12-month automatic transfer period will be less than the base interest rate, as it will be applied to a declining balance in the one-year Fixed Account Option.

The DCA+ Fixed Account Option, if available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Account Options. From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option. DCA+ Fixed Account Option is only available for new premiums.

The Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account. The GMAB Fixed Account is available only in conjunction with the purchase of the GMAB. If you elected to purchase the GMAB, a certain percentage of Contract Value is required to be allocated to the GMAB Fixed Account for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period. The Contract Value in the GMAB Fixed Account is credited with a specific interest rate that is guaranteed and will remain in effect for the entire Guarantee Period. The interest rate is credited daily to the Contract Value in the GMAB Fixed Account so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Period. The interest rate may vary by state but will never be less than 3%. An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from the GMAB Fixed Account prior to the end of the Guarantee Period. For more detailed information regarding the GMAB, including the GMAB Fixed Account, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 65.

PLEASE NOTE THAT EFFECTIVE MAY 1, 2011, THE GMAB AND THE GMAB FIXED ACCOUNT ARE NO LONGER OFFERED AND RE-ELECTIONS OF THE GMAB ARE NO LONGER PERMITTED.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account. The GMWB Fixed Account is available only in conjunction with the purchase of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB. If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may not choose to transfer amounts to and from the GMWB Fixed Account. These automatic transfers will not count against the 15 free transfers in a Contract Year. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding LifeGuard Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 182. For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 194.

23

THE SEPARATE ACCOUNT

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law. The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations. However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 99 Investment Divisions, Fixed Account Options and the GMWB Fixed Account at any one time. Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account Options, the GMAB Fixed Account and the GMWB Fixed Account. However, this is not guaranteed. It is possible for you to lose your Contract Value allocated to any of the Investment Divisions. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust for more information.

JNL/American Funds® Balanced Allocation
JNL/American Funds Growth Allocation
JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL Alt 65
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital 10 x 10
JNL/Mellon Capital Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth

Important information regarding the following closed Investment Divisions:
As of August 29, 2011 (“the Effective Date”), the Investment Divisions investing in the JNL Alt 65 Fund; JNL/Goldman Sachs Emerging Markets Debt Fund; JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund (the JNL/AQR Managed Futures Strategy Fund effective April 27, 2015); and JNL/Red Rocks Listed Private Equity Fund stopped accepting any additional allocations or transfers. Additionally, as of September 15, 2014 (“the Effective Date”), the JNL/Mellon Capital Communications Sector Investment Division stopped accepting any additional allocations or transfers. These Investment Divisions are collectively

24

referred to as the “Divisions”. If as of the applicable Effective Date you had an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and Rebalancing, and it includes an allocation to any of the Divisions, you can continue to include the Divisions under the program based on your existing election until you revise or terminate the automatic program. Any change to the existing automatic program is not permitted if you wish to continue to include an allocation to the Division under the program. The Divisions are not available for any new or revised allocation instructions under any automatic program. If you have allocation instructions for future Premium payments on file with us that include an allocation to any of the Divisions, you must choose a replacement Investment Division. If you have not chosen a replacement Investment Division and make a subsequent Premium payment, all such allocations to any of the Divisions prior to our receipt of new allocation instructions from you will be allocated to the JNL/WMC Government Money Market Investment Division. Your representative can assist you in subsequently reallocating the Contract value in the JNL/WMC Government Money Market Investment Division to any other available investment option. If you have the LifeGuard Select Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your allocation instructions for future Premium payments, described above. Therefore, when you change your allocation instructions for future Premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new allocation instructions, the automatic transfers will continue to be based on your existing instructions. Amounts invested in any of the Divisions as of the applicable Effective Date will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of any of the Divisions in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of any of the Divisions you will not be able to transfer back in.

The names of the Funds that are or were previously available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust

JNL/American Funds Balanced Fund ("Feeder Fund") (formerly, JNL/Capital Guardian Global Balanced Fund) ("Feeder Fund")
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )
Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through exclusive investment in Class 1 shares of the American Funds Insurance Series ® - Asset Allocation Fund SM ("Master Fund"). The Master Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Fund expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash.

JNL/American Funds Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The Master Fund seeks to provide as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series®

25

– Global Small Capitalization FundSM (“Master Fund”). The Master Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – Growth-Income Fund SM (“Master Fund”). The Master Fund seeks to make the investment grow and provide income by investing primarily in common stocks or other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends. The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM ( “Master Fund”). The Master Fund seeks to make the investment grow by investing primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser to the Master Fund believes have the potential for growth. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund® ( “Master Fund”). The Master Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL Multi-Manager Mid Cap Fund
Jackson National Asset Management, LLC (and Champlain Investment Partners, LLC, ClearBridge Investments, LLC, and Victory Capital Management, Inc.)
Seeks long-term total return by investing, under normal circumstances, at least 80% of its total net assets in a variety of mid-capitalization growth and value strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Growth Fund
Jackson National Asset Management, LLC (and Chicago Equity Partners, LLC, Granahan Investment Management, Inc., LMCG Investments, LLC, and Victory Capital Management Inc.)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a variety of small cap growth strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Value Fund
Jackson National Asset Management, LLC (and Century Capital Management, LLC, Chicago Equity Partners, LLC, Cooke & Bieler L.P., and Cortina Asset Management, LLC)
Seeks long-term total return by investing, under normal market conditions, at least 80% of its assets in a variety of small cap value strategies managed by unaffiliated investment managers.

JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying

26

Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 80% of its assets to traditional investment categories and approximately 20% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 65% of its assets to traditional investment categories and approximately 35% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 50% of its assets to traditional investment categories and approximately 50% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Alt 65 Fund (Please Note: The Investment Division investing in the JNL Alt 65 Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 35% of its assets to traditional investment categories and approximately 65% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL/American Funds® Balanced Allocation Fund
Jackson National Asset Management, LLC
Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance

27

Series® (“AFIS”). Not all Funds of AFIS are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”). Not all Funds of AFIS are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)
Jackson National Asset Management, LLC (AQR Capital Management, LLC)
Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciate in excess of the Russell 1000 ® Index ("Index"). The Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in equity securities or equity related instruments of large-capitalization companies, which the sub-adviser generally considers to be those companies with market capitalizations within the range of the Index at the time of purchase.

JNL/AQR Managed Futures Strategy Fund (Please Note: The Investment Division investing in the JNL/AQR Managed Futures Strategy Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and AQR Capital Management, LLC)
Seeks positive absolute returns by investing primarily in a portfolio of futures contracts, futures-related instruments, and equity swaps. Equity swaps include, but are not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, global developed fixed-income futures, bond futures and swaps on bond futures and may also invest in commodity futures and swaps on commodity futures.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world. Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

JNL/BlackRock Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.0 billion at the time of investment. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/BlackRock Natural Resources Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital growth by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The Fund may invest in securities of issuers with any market capitalization. There are no geographic limits on the Fund’s investments.

28

JNL/Brookfield Global Infrastructure and MLP Fund
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc.)
Seeks total return through growth of capital and current income by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange. MLPs may derive income and gains from the exploration, development, mining or production, process, refining, transportation, or marketing of any mineral or natural resources.

JNL/Causeway International Value Select Fund
Jackson National Asset Management, LLC (and Causeway Capital Management LLC)
Seeks long-term growth of capital income and income by investing, under normal circumstances, in common stocks of companies located in developed countries outside the U.S. The Fund invests at least 80% of its assets in stocks of companies located in a number of foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares.

JNL/Crescent High Income Fund
Jackson National Asset Management, LLC (and Crescent Capital Group, LP)
Seeks high current income with capital appreciation by investing primarily in high yield fixed-income securities and bank loans that are rated below investment grade. The Fund considers investments to be below investment grade if they are rated BB+ or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed to be below investment grade by the sub-adviser. Below investment grade fixed-income securities are commonly referred to as “junk bonds.”

JNL/DFA Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc. and Dimensional Investment Group Inc. To achieve its investment objective, the Fund allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 60% to 100% (with a target allocation of approximately 80%) of the Fund’s assets to domestic and international equity Underlying Funds and 0% to 40% (with a target allocation of approximately 20%) of its assets to fixed-income Underlying Funds.

JNL/DFA Moderate Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc. and Dimensional Investment Group Inc. To achieve its investment objective, the Fund allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 40% to 80% (with a target allocation of approximately 60%) of the Fund’s assets to domestic and international equity Underlying Funds and 20% to 60% (with a target allocation of approximately 40%) of its assets to fixed-income Underlying Funds.

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.

JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks total return (capital appreciation and current income) which exceeds the total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE ® US Sector TR USD Index. The Fund will seek to use derivatives, or a

29

combination of derivatives and direct investments to provide a return that tracks closely the performance of the Index. The Fund will also invest in a portfolio of debt securities to provide additional long-term total return.

JNL/FPA + DoubleLine® Flexible Allocation Fund
Jackson National Asset Management, LLC (DoubleLine Capital LP, First Pacific Advisors, LLC and Ivy Investment Management Company)
Seeks to provide total return by allocating among a variety of alternative strategies managed by three unaffiliated sub-advisers. Each of the sub-advisers generally provides day-to-day management for a portion of the Fund’s assets.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class A shares of a diversified group of other Funds: JNL/Franklin Templeton Income Fund; JNL/Franklin Templeton Global Fund; and, JNL/Franklin Templeton Mutual Shares Fund (“Underlying Funds”). The Fund allocates approximately 33 1/3% of its assets and cash flow among the Underlying Funds. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund)
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)
Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets. The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains. Under normal market conditions the Fund will invest at least 80% of its assets in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. The Fund's assets will be invested in issuers located in at least three countries (including the U.S.).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities. The equity securities in which the Fund invests consist primarily of common stock. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of investments of smaller international companies, located outside of the U.S., including those of emerging or developing markets. The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index and All Country World exUS Small Cap Index. The Fund may, from time to time, have significant investments in a particular sector or country.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)
Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income. The Fund, under normal market conditions, invests primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.

30

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)
Seeks a high level of current income, with capital appreciation as a secondary objective. The Fund invests, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The sub-adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed-income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.

JNL/Goldman Sachs Emerging Markets Debt Fund (Please Note: The Investment Division investing in the JNL/Goldman Sachs Emerging Markets Debt Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)
Seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its assets in (i) sovereign and corporate debt securities and other instruments of issuers in emerging countries, denominated in any currency; and/or (ii) currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Emerging market countries include but are not limited to those considered to be developing by the World Bank. Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.

JNL/Invesco China-India Fund
Jackson National Asset Management, LLC (and Invesco Hong Kong Limited)
Seeks long-term capital growth by investing normally 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the Greater China region (including mainland China, Hong Kong, Macau and Taiwan) and India.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Limited)
Seeks high total return by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts and in derivatives and other instruments that have economic characteristics similar to such securities. The companies will be located in at least three different countries, including the U.S.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S. The Fund may also invest no more than 30% in emerging markets securities.

JNL/Invesco Mid Cap Value Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks total return through growth of capital by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

31

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund may also invest up to 20% of its total assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in U.S. Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, and repurchase agreements related to the principal investments. The Fund may also invest in high-quality corporate debt securities.

JNL/Lazard Emerging Markets Fund (Please Note: The Investment Division investing in the JNL/Lazard Emerging Markets Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.

JNL/Mellon Capital 10 x 10 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation and income by investing in Class A shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital JNL 5 Fund;

➢	10% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	10% in the JNL/Mellon Capital Small Cap Index Fund;

➢	10% in the JNL/Mellon Capital International Index Fund; and

➢	10% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Index 5 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class A shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	20% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	20% in the JNL/Mellon Capital Small Cap Index Fund;

➢	20% in the JNL/Mellon Capital International Index Fund; and

➢	20% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund invests, under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the securities that comprise the Index.

JNL/Mellon Capital European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to provide capital appreciation by investing at least 80% of its assets in the stock of 30 companies selected from the MSCI Europe Index.

32

JNL/Mellon Capital Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to track the investment results of the MSCI KLD 400 Social Index, which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance characteristics.

JNL/Mellon Capital S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P 500® Index. The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P MidCap 400 Index. The Fund invests in equity securities of medium capitalization-weighted domestic corporations. Under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P SmallCap 600 Index and provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies. The Fund, under normal circumstances, invests at least 80% of its assets in the stocks included in the S&P SmallCap 600 Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Capital International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the MSCI Europe Australia Far East (“MSCI EAFE”) Index. The Fund invests in international equity securities attempting to match the characteristics of each country within the index. Under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities. The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund)
Jackson National Asset Management, LLC (and Massachusetts Financial Services Company d/b/a MFS Investment Management)
Seeks capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in issues with medium market capitalizations.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Investment Advisers LLC)
Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities

33

issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)
Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to provide a high level of current income by investing, under normal circumstances, at least 80% of its net assets in floating rate loans and other floating rate investments, defined as floating rate loans, floating rate notes, other floating rate debt securities, structured products, money market securities of all types, repurchase agreements, shares of money market funds, short-term bond funds and floating rate funds.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company's securities.

JNL/PPM America Total Return Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The Fund may also invest in derivative instruments.

34

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company's securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of domestic companies. Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase. The market capitalization range of the Index will vary with market conditions over time. At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund (Please Note: The Investment Division investing in the JNL/Red Rocks Listed Private Equity Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)
Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have as its stated intention to have a significant portion of its assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital by investing generally in common stocks of large-capitalization companies. The sub-adviser generally seeks investments in stocks of large-capitalization companies, which the Sub-Adviser defines as a company whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, and that has one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities, including securities in emerging markets. Normally, the Fund will invest at least 80% of its net assets in bonds. The Fund will only purchase securities that are rated within one of the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued. Stock holdings are expected to consist primarily of large-company stocks, but

35

may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities, including securities that are economically tied to emerging markets. Income is a secondary objective.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including investment-grade corporate bonds, U.S. Treasury and government agency bonds, mortgage-backed securities, asset-backed securities, and commercial-backed securities. Cash and cash equivalents are included in the fixed income fund weighting.

JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund)
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in, under normal circumstances, at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are "collateralized fully" (i.e., collateralized by cash or government securities).

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $10 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks primarily capital appreciation with secondary focus on current income by investing in the stock of 33 to 99 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by Standard & Poor’s Investment Advisory Services LLC.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 45 to 60 distinct companies) included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 40 to 65 distinct companies) included in the S&P 500® Index that generate positive cash flow and have a strong track record, as determined by Standard & Poor’s Investment Advisory Services LLC of returning cash to investors, such as through dividends, share repurchases or debt retirement.

36

JNL/S&P Mid 3 Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in common stocks of companies that are identified by a model based on three separate investment strategies. Under normal circumstances, the Fund invests approximately 1/3 of its net assets in the following strategies:

➢	MID Competitive Advantage Strategy;

➢	MID Intrinsic Value Strategy; and

➢	MID Total Equity Yield Strategy.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on a specific date each year:

➢	25% in JNL/S&P Competitive Advantage Fund;

➢	25% in JNL/S&P Dividend Income & Growth Fund;

➢	25% in JNL/S&P Intrinsic Value Fund; and

➢	25% in JNL/S&P Total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks current income, with capital growth as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 10%-30% of its assets to Underlying Funds that invest primarily in equity securities, 70%-90% to Underlying Funds that invest primarily in fixed-income securities and 0%-30% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks current income and capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 30%-50% of its assets to Underlying Funds that invest primarily in equity securities, 50%-70% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 50%-70% of its assets to Underlying Funds that invest primarily in equity securities, 30%-50% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.

37

Under normal circumstances, the Fund allocates approximately 70%-90% of its assets to Underlying Funds that invest primarily in equity securities, 10%-30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates up to 80%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-20% to Underlying Funds that invest primarily in fixed-income securities and 0%-10% to Underlying Funds that invest primarily in money market securities.

JNL Variable Fund LLC

JNL/Mellon Capital DowSM Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through a combination of capital appreciation and dividend income by investing in the thirty securities which comprise the Dow Jones Industrial Average (“DJIA”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA.

JNL/Mellon Capital Global 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the securities which comprise the Dow Jones Industrial Average (“DJIA”), the Financial Times Ordinary Index (“FT30 Index”) and the Hang Seng Index. The Fund consists of the ten securities in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest dividend yields in their respective index.

JNL/Mellon Capital Nasdaq® 100 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return by investing in the securities which comprise the NASDAQ-100 Index ® . The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the NASDAQ 100 Index in proportion to their market capitalization weighting in the NASDAQ 100 Index.

JNL/Mellon Capital S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the 30 securities that comprise the Standard & Poor's MidCap 400 Index and 30 that comprise the Standard & Poor's SmallCap 600 Index. The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment. The sub-adviser follows a process that attempts to select small and mid-capitalization companies that are likely to be in an earlier stage of their economic life cycle than mature large-capitalization companies.

JNL/Mellon Capital JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing in the securities that are identified by a model based on five different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;

➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;

➢	20% in the Global 15 Strategy, a dividend yielding strategy;

➢	20% in the 25 Strategy, a dividend yielding strategy; and

➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

38

JNL/Mellon Capital Communications Sector Fund (Please Note: The Investment Division investing in the JNL/Mellon Capital Communications Sector Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Telecommunication Services 25/50 Index in proportion to their market capitalization weighting in the MSCI USA IMI Telecommunication Services 25/50 Index.

JNL/Mellon Capital Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Consumer Discretionary Index in proportion to their market capitalization weighting in the MSCI USA IMI Consumer Discretionary Index.

JNL/Mellon Capital Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the securities in the MSCI USA IMI Financials Index in proportion to their market capitalization weighting in the MSCI USA IMI Financials Index.

JNL/Mellon Capital Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the securities in the MSCI USA IMI Health Care Index in proportion to their market capitalization weighting in the MSCI USA IMI Health Care Index.

JNL/Mellon Capital Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Energy Index in proportion to their market capitalization weighting in the MSCI USA IMI Energy Index.

JNL/Mellon Capital Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Information Technology Index in proportion to their market capitalization weighting in the MSCI USA IMI Information Technology Index.

Jackson Variable Series Trust

JNL/DoubleLine® Total Return Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks to maximize total return by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in bonds.

JNL/PIMCO Credit Income Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of investment grade corporate fixed-income securities of varying maturities, which may be represented by forwards, repurchase agreements, reverse repurchase agreements or loan participations and assignments or derivatives such as options, futures contracts or swap agreements.

JNL/T. Rowe Price Capital Appreciation Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing primarily in common stocks. The Fund may also hold fixed income and other

39

securities to help preserve principal value. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 50% of its total assets in common stocks. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund’s objective. The Fund may invest up to 25% of its total assets in foreign securities.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers. The Funds described are available only through variable annuity Contracts issued by Jackson. They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

You should read the summary prospectuses for the Funds and/or the prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust carefully before investing. The summary prospectuses for the Funds are attached to this prospectus. The summary prospectuses for the Funds and prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust may also be obtained at no charge by calling 1-800-644-4565 (Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com. Additional Funds and Investment Divisions may be available in the future.

Voting Privileges. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from Owners. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account. We will not do this without any required approval of the SEC. We will give you notice of any substitution.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you elected to add that optional endorsement to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charges. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for the Mortality and Expense Risk Charge. On an annual basis, this charge equals 1.10% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account or the GMWB Fixed Account.

This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. Our mortality risks under the Contracts arise from our obligations:

•	to make income payments for the life of the Annuitant during the income phase;

•	to waive the withdrawal charge in the event of the Owner's death; and

•	to provide a basic death benefit prior to the Income Date.

Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge. Included among

40

these expense risks are those that we assume in connection with waivers of withdrawal charges under the Terminal Illness Benefit, the Specified Conditions Benefit and the Extended Care Benefit.

If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

Annual Contract Maintenance Charge. During the accumulation phase, we deduct a $35 annual contract maintenance charge on the Contract Anniversary of the Issue Date. We will also deduct the annual contract maintenance charge if you make a total withdrawal. This charge is for administrative expenses. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and generally is taken from the Investment Divisions, the Fixed Account and the GMWB Fixed Account based on the proportion their respective value bears to the Contract Value. We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account or the GMWB Fixed Account. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account. If the initial premium equals $1 million or more, we will waive the administration charge. However, we reserve the right to reverse this waiver and reinstate the administration charge if withdrawals are made in the first Contract Year that result in the Contract Value falling substantially below $1 million, as determined by us.

Transfer Charge. You must pay $25 for each transfer in excess of 15 in a Contract Year. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division or the Fixed Account, as applicable. We waive the transfer charge in connection with Dollar Cost Averaging, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

Withdrawal Charge. At any time during the accumulation phase (if and to the extent that Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

•
premiums that are no longer subject to a withdrawal charge (premiums in your annuity for at least seven (three for the Three-Year Withdrawal Charge Period option or five for the Five-Year Withdrawal Charge Period option) years without being withdrawn), plus

•	earnings (excess of your Contract Value allocated to the Investment Divisions, the Fixed Account and the GMWB Fixed Account over your remaining premiums allocated to those accounts)

•
during each Contract Year 10% (20% if you have elected the 20% Additional Free Withdrawal endorsement) of premium (subject to certain exclusions) that would otherwise incur a withdrawal charge, be subject to a Contract Enhancement recapture charge, or be reduced by an Excess Interest Adjustment, and that has not been previously withdrawn (this can be withdrawn at once or in segments throughout the Contract Year), minus earnings (required minimum distributions will be counted as part of the free withdrawal amount).

We will deduct a withdrawal charge on:

•	withdrawals in excess of the free withdrawal amounts, or

•	withdrawals under a tax-qualified Contract that exceed its required minimum distribution, or

•
withdrawals in excess of the free withdrawal amounts to meet the required minimum distribution of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distributions of a Roth IRA annuity, or

•	amounts withdrawn in a total withdrawal, or

•	amounts applied to income payments on an Income Date that is within one year of the Issue Date.

The amount of the withdrawal charge deducted varies (depending upon whether you have elected the Three-Year Withdrawal Charge Period option or the Five-Year Withdrawal Charge Period option and how many years prior to the withdrawal you made the premium payment(s) you are withdrawing) according to the following schedule:

41

Withdrawal Charge (as a percentage of premium payments):

Completed Years since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+

Base Schedule	8.5%	8%	7%	6%	5%	4%	2%	0

Withdrawal Charge if Five-Year Period Applies	8%	7%	6%	4%	2%	0	0	0

Withdrawal Charge if Three-Year Period Applies *	7.5%	6.5%	5%	0	0	0	0	0
* PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium. If you make a full withdrawal, or elect to commence income payments within one year of the date your Contract was issued, the withdrawal charge is based on premiums remaining in the Contract and no free withdrawal amount applies. If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract. The withdrawal charge compensates us for costs associated with selling the Contracts.

Note: Withdrawals under a non-qualified Contract will be taxable on an “income first” basis. This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full. Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

We do not assess the withdrawal charge on any amounts paid out as:

•	income payments during your Contract’s income phase (but the withdrawal charge is deducted at the Income Date if income payments are commenced in the first Contract Year);

•	death benefits;

•
withdrawals necessary to satisfy the required minimum distributions of the Internal Revenue Code (but if the withdrawal requested exceeds the required minimum distribution; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge);

•
if permitted by your state, withdrawals of up to $250,000 from the Investment Divisions, the Fixed Account (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

•
if permitted by your state, withdrawals of up to 25% (12 1/2 % for each of two joint Owners) of your Contract Value from the Investment Divisions, the Fixed Account (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce our sales expense. Some examples are the purchase of a Contract by a large group of individuals or an existing relationship between us and a prospective purchaser. We may not deduct a withdrawal charge under a Contract issued to an officer, director, agent or employee of Jackson or any of our affiliates.

Earnings Protection Benefit (“EarningsMax”) Charge. If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals 0.30% (for a maximum of 0.45%) on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. The charge on currently offered Contracts may be less. Please check with your representative to learn about the current level of the charge and its availability in your state. This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years old or younger), even though the benefit is not payable. If your spouse elects to continue the Contract under the Special Spousal Continuation Option,

42

the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease. We stop deducting this charge on the date you annuitize.

Contract Enhancement Charge. If you select one of the Contract Enhancements, then for a period of seven Contract Years (five for the 2% Contract Enhancement) a charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions. These charges will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals). The amounts of these charges (or reductions in credited rates) depends upon which of the Contract Enhancements you select:

Contract Enhancement	2%	3%*	4%	5%
Charge (on an annual basis)	0.395%	0.42%	0.56%	0.695%

*	No longer offered as of January 16, 2007.

Due to this charge, it is possible that upon a complete withdrawal, you will receive less money back than if you had not elected the Contract Enhancement.

Contract Enhancement Recapture Charge. If you select a Contract Enhancement and then make a partial or total withdrawal from your Contract in the first seven years (five years for the 2% Contract Enhancement) since the premium payment withdrawn was made, you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your first year premiums. Your Contract will also be subject to a recapture charge if you return it during the free look period. The amounts of these charges are as follows:

Contract Enhancement Recapture Charge (as a percentage of the corresponding first year premium payment withdrawn if an optional Contract Enhancement is selected)

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Recapture Charge (2% Credit)	2%	2%	1.25%	1.25%	0.5%	0	0	0
Recapture Charge (3% Credit*)	3%	3%	2%	2%	2%	1%	1%	0
Recapture Charge (4% Credit)	4%	4%	2.5%	2.5%	2.5%	1.25%	1.25%	0
Recapture Charge (5% Credit)	4.5%	3.75%	3.25%	2.75%	2%	1.25%	1%	0

*	No longer offered as of January 16, 2007.

We expect to make a profit on the recapture charge, and examples in Appendix B may assist you in understanding how the recapture charge works. However, we do not assess the recapture charge on any amounts paid out as:

•	death benefits;

•	withdrawals taken under the additional free withdrawal provision;

•
withdrawals necessary to satisfy the required minimum distributions of the Internal Revenue Code; (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge);

•
if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

•
if permitted by your state, additional withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

43

Guaranteed Minimum Income Benefit (“FutureGuard”) Charge.

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the GMIB, on a calendar quarter basis, you will pay 0.15% of the GMIB Benefit Base. We deduct the charge from your Contract Value on a pro-rata basis over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the percentage of the GMIB Benefit Base. The actual deduction of the charge will be reflected in your quarterly statement. The GMIB Benefit Base is explained on page 223 below. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection, as applicable. Similarly, the charge is prorated upon termination of the endorsement. PLEASE NOTE: The charge for the GMIB will be deducted even if you never use the benefit. Also, the GMIB only applies to certain optional income payments.

Guaranteed Minimum Accumulation Benefit (“GMAB”) Charge.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT AND RE-ELECTIONS OF THE GMAB ARE NO LONGER PERMITTED.

If you select the GMAB, you will pay 0.125% of the Guaranteed Value (GV) each calendar quarter (0.50% annually). The GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period. If you select the GMAB when you purchase your Contract, the GV is your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMAB is re-elected, the GV is generally your Contract Value at the time of re-election, adjusted for any subsequent withdrawals. For more information about the GV, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 65.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account, including the GMAB Fixed Account. The actual deduction of the charge will be reflected in your quarterly statement. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GV. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement. We reserve the right to prospectively change the charge on new Contracts or upon re-election of the benefit after the Contract is issued – subject to a maximum annual charge of 1.00%. We stop deducting this charge on the earlier of the date that the Guarantee Period ends (unless re-elected by you) or the date that the GMAB terminates for any other reason. Please check with your representative to learn about the current level of the charge, the current interest rate for the GMAB Fixed Account and the current required allocation of premium to the GMAB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. For more information about how this endorsement works, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 65.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on when the endorsement is added to the Contract. For more information about the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 73. The charge also depends on the endorsement's availability, the basis for deduction, and the frequency of deduction, as explained below.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts to which this GMWB is added on and after January 17, 2006 (subject to availability), the charge is:

Maximum Annual Charge	Current Annual Charge
Quarterly	Quarterly
0.75%	0.40% ÷ 4

We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is deducted over the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

44

For Contracts to which this GMWB was added before January 17, 2006, the charge is:

Maximum Annual Charge	Current Annual Charge
0.70%	0.40%

You pay the percentage charge, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

For Contracts to which this GMWB was added before October 4, 2004, the charge is:

Maximum Annual Charge	Current Annual Charge
0.70%	0.35% 0.55% upon step-up

You pay the percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions, which increases to 0.55% upon the first step-up.

We reserve the right to prospectively change the charge on new Contracts, or if you select the benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this GMWB is added on and after January 17, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting the charge on the earlier date that you annuitize the Contract or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 73. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge. If you select the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, in most states you will pay 0.1125% of the GWB each Contract Quarter (0.45% annually). For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 77.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a Step-Up – subject to a maximum charge of 0.80% annually.

The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit with 5-Year Step-Up” beginning on page 77. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. If you select the 5% GMWB With Annual Step-Up, you will pay 0.1625% of the GWB each quarter (0.65% annually). For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each

45

Contract Quarter. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 83.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. After the fifth Contract Anniversary if no withdrawals have been taken, you will pay 0.1125% of the GWB each quarter (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each quarter (0.20% annually).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.45% annually. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 83. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge. If you select the 6% GMWB With Annual Step-Up, you will pay 0.2125% of the GWB each quarter (0.85% annually). For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 87.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each quarter (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each quarter (0.30% annually).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum annual charge of 1.60%. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 87. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

46

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge. If you select the 5% GMWB Without Step-Up, you will pay 0.05% of the GWB each calendar quarter (0.20% annually). The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 90.

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. After the fifth Contract Anniversary if no withdrawals have been taken, you will pay 0.0375% of the GWB each calendar quarter (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually).

We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 90. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 94. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages 45 – 49	0.85% ÷ 4	0.40% ÷ 4
50 – 54	0.85% ÷ 4	0.40% ÷ 4
55 – 59	1.20% ÷ 4	0.65% ÷ 4
60 – 64	1.30% ÷ 4	0.75% ÷ 4
65 – 69	1.45% ÷ 4	0.90% ÷ 4
70 – 74	0.85% ÷ 4	0.50% ÷ 4
75 – 80	0.60% ÷ 4	0.35% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is deducted over the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

47

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 98. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 94. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 99. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages 45 – 49	1.00% ÷ 4	0.55% ÷ 4
50 – 54	1.15% ÷ 4	0.70% ÷ 4
55 – 59	1.50% ÷ 4	0.95% ÷ 4
60 – 64	1.50% ÷ 4	0.95% ÷ 4
65 – 69	1.50% ÷ 4	0.95% ÷ 4
70 – 74	0.90% ÷ 4	0.55% ÷ 4
75 – 80	0.65% ÷ 4	0.40% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 104. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 99. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning

48

on page 107. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages 45 – 49	0.85% ÷ 4	0.40% ÷ 4
50 – 54	1.00% ÷ 4	0.55% ÷ 4
55 – 59	1.45% ÷ 4	0.85% ÷ 4
60 – 64	1.45% ÷ 4	0.85% ÷ 4
65 – 69	1.20% ÷ 4	0.65% ÷ 4
70 – 74	0.75% ÷ 4	0.35% ÷ 4
75 – 80	0.55% ÷ 4	0.30% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up” beginning on page 111. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up” beginning on page 107. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest Covered Life's age when the endorsement is added to the Contract. For more information about the GWB and for information on who is a Covered Life under this form of GMWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 113. The charge varies by age group (see table below), and both Covered Lives must be within the eligible age range.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages 45 – 49	1.00% ÷ 4	0.55% ÷ 4
50 – 54	1.00% ÷ 4	0.55% ÷ 4
55 – 59	1.35% ÷ 4	0.80% ÷ 4
60 – 64	1.45% ÷ 4	0.90% ÷ 4
65 – 69	1.60% ÷ 4	1.05% ÷ 4
70 – 74	1.00% ÷ 4	0.65% ÷ 4
75 – 80	0.75% ÷ 4	0.50% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling

49

Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 119. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 113. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest joint Owner's age when the endorsement is added to the Contract. For more information about the GWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 120. The charge varies by age group (see table below), and both Owners must be within the eligible age range.

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages 45 – 49	1.10% ÷ 4	0.65% ÷ 4
50 – 54	1.25% ÷ 4	0.80% ÷ 4
55 – 59	1.70% ÷ 4	1.10% ÷ 4
60 – 64	1.70% ÷ 4	1.10% ÷ 4
65 – 69	1.45% ÷ 4	0.90% ÷ 4
70 – 74	1.00% ÷ 4	0.60% ÷ 4
75 – 80	0.80% ÷ 4	0.55% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 124. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see

50

“Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 120. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge. If you select the For Life Guaranteed Minimum Withdrawal Benefit, you will pay 0.2375% of the GWB each calendar quarter (0.95% annually). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 126.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.50%. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 132. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 126. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge. If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit, you will pay 0.2875% of the GWB each calendar quarter (1.15% annually). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 133.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.70%. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 140. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.

51

Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 133. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge. If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up, you will pay 0.2375% of the GWB each Contract Quarter (0.95% annually). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 141.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.50%. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 148. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 141. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom GMWB only. If you purchase the LifeGuard Freedom DB, additional charges apply for that benefit. Please see “LifeGuard Freedom DB” under “Death Benefit Charges”, beginning on page 58 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge. If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up, you will pay 0.3125% of the GWB each Contract Quarter (1.25% annually). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 152.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

52

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.85%. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 160. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 152. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge. If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up, you will pay 0.2375% of the GWB each Contract Quarter (0.95% annually). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 163.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.50%. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 170. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 163. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom 6 GMWB only. If you purchase the LifeGuard Freedom 6 DB, additional charges apply for that benefit. Please see “LifeGuard Freedom 6 DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 59 for details.

53

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge. If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up, you will pay 0.3125% of the GWB each Contract Quarter (1.25% annually). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 172.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.85%. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 180. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 172. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”) Charge. If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up, you will pay 0.2125% of the GWB each Contract Quarter (0.85% annually). (If this endorsement was added to the Contract before September 28, 2009, the quarterly charge is currently 0.1625% (0.65% annually) of the GWB, subject to a maximum annual charge of 1.20%.) For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 182.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 189.

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

54

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.50%. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 192. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 182. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”) Charge. If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up, you will pay 0.2625% of the GWB each Contract Quarter (1.05% annually), subject to a maximum annual charge of 1.85%. (If this endorsement was added to the Contract before September 28, 2009, the quarterly charge is currently 0.20% (0.80% annually) of the GWB, subject to a maximum annual charge of 1.50%.) For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 194.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 202.

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.85%. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

55

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 205. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 194. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 208. The charge varies by age group. The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For Contracts to which this GMWB was added before May 1, 2006 (subject to availability), the charge for each age group is:

Annual Charge	Maximum	Current
Ages 60 – 64	1.30% ÷ 4	0.90% ÷ 4
65 – 69	0.85% ÷ 4	0.60% ÷ 4
70 – 74	0.60% ÷ 4	0.50% ÷ 4
75 – 80	0.50% ÷ 4	0.40% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

For Contracts to which this GMWB was added before January 17, 2006, the charge for each age group is:

Annual Charge	Maximum	Current
Ages 60 – 64	1.30%	0.90%
65 – 69	0.85%	0.60%
70 – 74	0.60%	0.50%
75 – 80	0.50%	0.40%

You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made. But this charge reduction is not available upon the spouse's continuation of the Contract.

56

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this endorsement was added from January 17, 2006 through April 30,2005, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 213. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 208. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. For more information about the GWB, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 215. The charge varies by age group. The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For Contracts to which this GMWB was added before May 1, 2006 (subject to availability), the charge for each age group is:

Annual Charge	Maximum	Current
Ages 50 – 54	0.85% ÷ 4	0.65% ÷ 4
55 – 59	0.65% ÷ 4	0.50% ÷ 4
60 – 64	0.50% ÷ 4	0.35% ÷ 4
65 – 69	0.35% ÷ 4	0.25% ÷ 4
70 – 74	0.30% ÷ 4	0.20% ÷ 4
75 – 80	0.20% ÷ 4	0.15% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

For Contracts to which this GMWB was added before January 17, 2006, the charge for each age group is:

Annual Charge	Maximum	Current
Ages 50 – 54	0.85%	0.65%
55 – 59	0.65%	0.50%
60 – 64	0.50%	0.35%
65 – 69	0.35%	0.25%
70 – 74	0.30%	0.20%
75 – 80	0.20%	0.15%

You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. The charge may be reduced on the next Contract Anniversary following a birthday that

57

places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made. But this charge reduction is not available upon the spouse's continuation of the Contract.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 219. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 215. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 73 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Death Benefit Charges. There is no additional charge for the Contract's basic death benefit. However, for an additional charge, you may select one of the Contract's available optional death benefits in place of the basic death benefit. Please ask your agent whether there are variations on these benefits in your state or contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

If you selected the 5% Roll-up Death Benefit (5% Compounded Death Benefit), you pay 0.45% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the 4% Roll-up Death Benefit, you pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the Highest Anniversary Value Death Benefit (Maximum Anniversary Value Death Benefit), you will pay 0.25%, subject to a maximum of 0.40% on new issues, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

If you select the Combination 5% Roll-up and Highest Anniversary Value Death Benefit (Combination Death Benefit), you will pay 0.55%, subject to a maximum of 0.80% on new issues, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

If you selected the Combination 4% Roll-up and Highest Anniversary Value Death Benefit, you pay 0.40% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom GMWB, you will pay two separate charges for the combined benefit. For LifeGuard Freedom DB, you will pay 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually). The charge for LifeGuard Freedom DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom GMWB, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter at the rate of 0.95% annually. For more information about the GMWB Death Benefit, please see “LifeGuard Freedom DB” under “Optional Death Benefits”, beginning on page 229. For more information about the charges for LifeGuard Freedom GMWB, please see page 52, and for benefit information, including the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 141.

We deduct the charge from your Contract Value. The charge is pro rata deducted over each applicable Investment Division and the Fixed Account. The charge is deducted from the Investment Divisions by the redemption of

58

Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THE LIFEGUARD FREEDOM DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom 6 DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB, you will pay two separate charges for the combined benefit. For LifeGuard Freedom 6 DB, you will pay 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually). The charge for LifeGuard Freedom 6 DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom 6 GMWB, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter at the rate of 0.95% annually. For more information about the GMWB Death Benefit, please see “LifeGuard Freedom 6 DB” under “Optional Death Benefits”, beginning on page 230. For more information about the charges for LifeGuard Freedom 6 GMWB, please see page 53, and for benefit information, including the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 163. PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THE LIFEGUARD FREEDOM 6 DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. The charge is pro rata deducted over each applicable Investment Division and the Fixed Account. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

Three-Year Withdrawal Charge Period. If you select the optional three-year withdrawal charge period feature, you will pay 0.45% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Five-Year Withdrawal Charge Period. If you select the optional five-year withdrawal charge period feature, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

20% Additional Free Withdrawal Charge. If you select the optional feature that permits you to withdraw up to 20% of premiums (subject to certain exclusions) that are still subject to a withdrawal charge minus earnings during a Contract Year without a withdrawal charge, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Other Expenses. We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached summary prospectuses for the Funds. For more information, please see the “Total Annual Fund Operating Expenses” table beginning on page 16.

59

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. We pay these taxes and may make a deduction from your Contract Values for them. Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

Income Taxes. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law, and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“Distributor”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts. Distributor also serves as distributor of other variable insurance products issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York (“Jackson of NY”).

Distributor is a wholly owned subsidiary of Jackson. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Distributor is not a member of the Securities Investor Protection Corporation (“SIPC”). For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or the Internet (http://brokercheck.finra.org).

The Contracts are offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies (each a "Financial Institution," collectively "Financial Institutions"). No Financial Institution has any legal responsibility to pay amounts that are owed under the Contracts. The obligations and guarantees under the Contracts are the sole responsibility of Jackson. The Financial Institutions are responsible for delivery of various related disclosure documents and the accuracy of their oral description and suitable recommendation of the purchase of the Contracts.

Commissions are paid to Financial Institutions that sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Where lower commissions are paid up front, trail commissions may also be paid. Commissions may also be paid on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years. The Financial Institutions determine the amount of the commission that will be paid to their registered representatives. The amounts paid may vary based upon the practices of each Financial Institution.

Under certain circumstances, the Distributor and/or Jackson may make payments to Financial Institutions in addition to commissions , in connection with the sale of Jackson and Jackson of NY variable insurance products . These payments and/or reimbursements are in recognition of marketing, distribution, and/or administrative support provided by the Financial Institution and may not be offered to all Financial Institutions. The terms of these arrangements vary widely depending on, among other things, products offered; the level and type of marketing, distribution, and administrative support services provided; assets under management; the volume and size of sales; and the level of access we are provided to the registered representatives of the Financial Institution. Such payments may influence Financial Institutions and/or their registered representatives to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation and the FINRA rules of conduct and Department of Labor (“DOL”) rules and regulations . While such compensation may be significant, it will not result in any additional direct charge by us to you.

Under these compensation structures, the Distributor and/or Jackson may make marketing allowance payments and marketing support payments to the Financial Institutions . Marketing allowance payments are payments that are designed as consideration for product placement and distribution , assets under management, and sales volume. Marketing allowance payments are generally based on a fixed percentage of annual product sales and generally range from 10 to 50 basis points (0.10% to 0.50%). Payments may also be based on a percentage of assets under management or paid as a specified dollar amount. Marketing support payments may be in the form of cash and/or non-cash compensation to or on behalf of Financial Institutions and their registered representatives, and are intended to provide us with exposure to registered representatives so that we may build relationships or educate them about product features and benefits. Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses); client and prospecting events; speaker fees; business development and educational enhancement items (such as software packages containing information for broker use, or prospecting lists); sponsorship payments for participation at conferences and meetings; and other support services, including payments to third party vendors for such services. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to applicable laws and regulations including FINRA rules of conduct and DOL rules and regulations , we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts,

60

promotional items, occasional meals, and entertainment. Registered representatives may qualify for different levels of sales and service support depending on the volume of business that they do with us.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges.

The alphabetical listing below details the 20 Financial Institutions that received the largest amounts of marketing allowance payments and/or marketing support payments in 2016 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products. The total payments received by a Financial Institution is based on sales of all Jackson and Jackson of NY variable insurance products, thus a Financial Institution may appear on the list even if it is not receiving any payments with respect to sales of the Contracts. Payments to these firms ranged from approximately $525 thousand to approximately $22 million.

Cetera Advisor Networks, LLC
Cetera Advisors, LLC
Commonwealth Financial Network
INVEST Financial Corporation*
Lincoln Financial Advisors
LPL Financial Services
Merrill Lynch
MetLife Securities, Inc.
MML Investors Services, LLC
Morgan Stanley
National Planning Corporation*
Raymond James & Associates, Inc.
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.*
Stifel Nicolaus & Company, Inc.
UBS Financial Services, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.

*Jackson affiliate.

Please see Appendix C for a complete list of Financial Institutions that received amounts of marketing allowance payments and/or marketing support payments in 2016 from the Distributor and/or Jackson in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed and may involve substantial payments on a forward going basis.

We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission. You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus. Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law. If you elect the optional Three-Year Withdrawal Charge Period endorsement, if available, a lower commission may be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement.

Compensation is also paid to employees of the Distributor and/or Jackson who are responsible for providing services to Financial Institutions. These employees are generally referred to as "wholesalers" and may meet with Financial Institutions and/or their registered representatives to provide training and sales support. The compensation paid to the wholesalers may vary based on a number of factors, including Premium payments; types of Contracts or optional benefits (if any) sold by the Financial Institutions that the wholesaler services; wholesaler performance; and overall company performance. The wholesalers may be required to achieve internally-assigned goals related to the same type of factors and may receive bonus payments for the achievement of individual and/or company-wide goals.

61

In addition to the Distributor, the following Financial Institutions are affiliated with Jackson and under common control within the same holding company structure:

•	National Planning Corporation,

•	SII Investments, Inc.,

•	IFC Holdings, Inc. d/b/a Invest Financial Corporation, and

•	Investment Centers of America, Inc.

The Distributor also has relationships with the sub-advisers to the various underlying Funds and their affiliates. The Distributor receives payments from some sub-advisers to assist in defraying the costs of certain promotional and marketing meetings hosted by the Distributor in which the sub-advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. Our affiliated Financial Institutions may have other relationships with the sub-advisers (apart from Jackson) including selling retail mutual funds managed or advised by certain sub-advisers.

All of the compensation described here, and other compensation or benefits provided by the Distributor and/or Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can create a conflict of interest as it may influence your Financial Institution and registered representative to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the Financial Institution and registered representative. You may ask your registered representative about any variations and how he or she and his or her Financial Institution are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

•	$5,000 under most circumstances

•	$2,000 for a qualified plan Contract

Minimum Additional Premiums:

•	$500 for a qualified or non-qualified plan

•	$50 for an automatic payment plan

•
You can pay additional premiums at any time during the accumulation phase; however, if the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year. Similarly, if you elected the Guaranteed Minimum Accumulation Benefit, no premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge. We reserve the right to limit the number of Contracts that you may purchase. We also refuse the right to refuse any premium payment. There is a $100 minimum balance requirement for each Investment Division and Fixed Account. We reserve the right to restrict availability or impose restrictions on the Fixed Account and the GMWB Fixed Account.

Maximum Premiums:

•	The maximum aggregate premiums you may make without our prior approval is $1 million.

The payment of subsequent premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the enhanced death benefits, the GMIB, the GMAB or any GMWBs. Our right to restrict premiums to a lesser maximum amount may also affect the benefits under your Contract.

Please note that on and after May 16, 2009, we will no longer accept subsequent premium payments for contracts to which a GMIB endorsement is attached.

62

Allocations of Premium. You may allocate your premiums to one or more of the Investment Divisions and Fixed Account. Each allocation must be a whole percentage between 0% and 100%. The minimum amount you may allocate to an Investment Division or the Fixed Account is $100. We will allocate any additional premiums you pay in the same way unless you instruct us otherwise. These allocations will be subject to our minimum allocation rules.

You may not allocate your Contract Values among more than 99 Investment Divisions, Fixed Account Options and the GMWB Fixed Account at any one time. Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB. For more detailed information regarding LifeGuard Select, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 182. For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 194.

We will issue your Contract and allocate your first premium within two business days (days when the New York Stock Exchange is open) after we receive your first premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five business days, we will return your money.

Each business day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Optional Contract Enhancements. If you elect one of our optional Contract Enhancements, then at the end of any business day in the first Contract Year when we receive a premium payment, we will credit your Contract Value with an additional 2%, 3% (if elected prior to January 16, 2007), 4% or 5% of your payment, depending upon which Contract Enhancement you have elected. Contract Enhancements are available to Owners 87 years old and younger. If the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year. There is a charge, described above, that is assessed against the Investment Divisions, the Fixed Account and the GMWB Fixed Account for the Contract Enhancements, and its amount depends upon which Contract Enhancement you elect. We will also impose a Contract Enhancement recapture charge if you

•
make a total withdrawal within the recapture charge schedule or a partial withdrawal within the recapture charge schedule in excess of the free withdrawals permitted by your Contract (or an additional free withdrawal endorsement if elected),

•
elect to receive payment under an income option, (see Example 3 in Appendix B) (for more information about these income options, see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 221) within the recapture charge schedule, or

•
return your Contract during the Free Look period. (If you elected the 5% Contract Enhancement and return your Contract during the Free Look period, the entire amount of the Contract Enhancement will be recaptured.)

The amount and duration of the recapture charge depends upon which Contract Enhancement you elect. We will not impose the Contract Enhancement recapture charge if your withdrawal is made for certain health-related emergencies, withdrawals of earnings, withdrawals in accordance with an additional free withdrawal provision, amounts paid out as death benefits or to satisfy required minimum distributions of the Internal Revenue Code. For purposes of the recapture charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium, based on the completed years (12 months) since the receipt of premiums. (See example 2 in Appendix B for an illustration.) If the withdrawal requested exceeds the required minimum distribution, the recapture charge will be charged on the entire withdrawal amount. We expect to make a profit on these charges for the Contract Enhancements. Examples in Appendix B may assist you in understanding how recapture charges for the Contract Enhancements work.

Your Contract Value will reflect any gains or losses attributable to a Contract Enhancement. Contract Enhancements, and any increase in value attributable to a Contract Enhancement, distributed under your Contract will be considered earnings under the Contract for tax purposes.

Asset-based charges are deducted from the total value of the Separate Account. In addition, for the Fixed Account and the GMWB Fixed Account, the Contract Enhancement charge lowers the credited rate that would apply if the Contract Enhancement had not been elected. Therefore, your Contract incurs charges on the entire amounts included in your Contract, which includes premium payments made in the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement and the earnings, if any, on such amounts for the first seven Contract Years (five for the 2% Contract Enhancement). As a result, the aggregate charges assessed will be higher than those that would be charged if you did not elect a Contract Enhancement. Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had not elected a Contract Enhancement. We will impose a

63

Contract Enhancement recapture charge if you make withdrawals in the first seven years (five years for the 2% Contract Enhancement) after a first year premium payment. We expect to profit from certain charges assessed under the Contract, including the withdrawal charge, the mortality and expense risk charge and the Contract Enhancement charge.

If you elect the Contract Enhancement and then make more than relatively small premium payments during Contract Years two through seven (five for the 2% Contract Enhancement), you would likely have a lower Contract Value than if you had not elected the Contract Enhancement. Thus, the Contract Enhancement is suitable only for those who expect to make substantially all of their premium payments in the first Contract Year. Charges for the Contract Enhancement are not assessed after the seventh Contract Year (fifth for the 2% Contract Enhancement).

Accordingly, the increased Contract Value resulting from a Contract Enhancement is reduced during the first seven Contract Years (five for the 2% Contract Enhancement) by the operation of the Contract Enhancement charge. If you make premium payments only in the first Contract Year and do not make a withdrawal during the first seven years (five for the 2% Contract Enhancement), at the end of the seven-year period (five for the 2% Contract Enhancement) that the Contract Enhancement charge is applicable, the Contract Value will be equal to or slightly higher than if you had not selected a Contract Enhancement, regardless of investment performance. Contract Values may also be higher if you pay additional premium payments in the first Contract Year, because those additional amounts will be subject to the Contract Enhancement charge for less than seven full years (five for the 2% Contract Enhancement).

In the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than Contracts without the Contract Enhancement) in the following circumstances:

•	death benefits computed on the basis of Contract Value;

•	withdrawals taken under the 10% free withdrawal provision (or the 20% Additional Free Withdrawal Endorsement, if elected);

•	withdrawals necessary to satisfy the required minimum distributions of the Internal Revenue Code;

•	if permitted by your state, withdrawals under our:

◦	Terminal Illness Benefit;

◦	Specified Conditions Benefit; or

◦	Extended Care Benefit. (See page 71 below.)

You may not elect the 3% (no longer offered as of January 16, 2007), 4% or 5% Contract Enhancement endorsements with the 20% Additional Free Withdrawal option or with the Guaranteed Minimum Accumulation Benefit.

For Contracts issued before May 1, 2006, the Three-year Withdrawal Schedule could not be elected with the 20% Additional Free Withdrawal option.

Capital Protection Program. If you select our Capital Protection Program at issue, we will allocate enough of your premium to the Fixed Account you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original premium paid. You may allocate the rest of your premium to any Investment Division(s). If any part of the Fixed Account value is surrendered or transferred before the end of the selected guaranteed period, the value at the end of that period will not equal the original premium. This program is available only if Fixed Account Options are available. There is no charge for the Capital Protection Program. You should consult your Jackson representative with respect to the current availability of Fixed Account Options, their limitations, and the availability of the Capital Protection Program.

For an example of capital protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year. We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken. The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Alternatively, assume Jackson receives a premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year. Jackson will allocate $6,331 to that guarantee period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Investment Division(s) you selected.

64

Thus, as these examples demonstrate, the shorter guarantee periods require allocation of substantially all your premium to achieve the intended result. In each case, the results will depend on the interest rate declared for the guarantee period.

If you elect the Guaranteed Minimum Accumulation Benefit, the Capital Protection Program will not be available while the Guaranteed Minimum Accumulation Benefit is in effect. In addition, the Capital Protection Program will not be available if you purchase the LifeGuard Select Guaranteed Minimum Withdrawal Benefit or the LifeGuard Select with Joint Option Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Accumulation Benefit (“GMAB”). The following description is supplemented by the examples in Appendix D that may assist you in understanding how calculations are made in certain circumstances. For Owners 80 years old and younger on the Contract's Issue Date, a Guaranteed Minimum Accumulation Benefit may be available, which permits you to receive a Guaranteed Value (GV)(as defined below) at the end of a Guarantee Period, regardless of your Contract Value. If you elect this GMAB endorsement, no premium will be accepted more than 90 days after the Issue Date of the Contract while the GMAB is in effect. Also, you may not elect the GMAB in combination with any Contract Enhancement, Guaranteed Minimum Income Benefit (GMIB) or any Guaranteed Minimum Withdrawal Benefit (GMWB). In addition, the GMAB cannot be added after a Contract's Issue Date. Subject to availability, a GMWB may be elected after the GMAB has terminated. The Capital Protection Program is also not available while the GMAB is in effect. We may further limit the availability of this GMAB optional endorsement.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT AND RE-ELECTIONS OF THE GMAB ARE NO LONGER PERMITTED.

Guaranteed Value. This benefit's GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period. If you select the GMAB when you purchase your Contract, the GV at the beginning of your Guarantee Period is your initial premium payment, net of any applicable taxes. If the GMAB is re-elected at the end of a Guarantee Period, the GV is generally your Contract Value at the time the new Guarantee Period begins.

The GV will be increased by any subsequent premium payments, net of any applicable premium taxes (subject to a maximum of $5 million). (Please see example 2 in Appendix D for an illustration.) However, no additional premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal. This means that, if the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal may reduce the GV by a dollar amount that is greater than the dollar amount withdrawn. (Please see example 3b in Appendix D for an illustration.) All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

For purposes of the GMAB charge, the GV in effect on the date the charge is deducted is equal to the GV at the beginning of the Guarantee Period, increased by any subsequent premium payments and decreased by any subsequent partial withdrawals, as described above. For more information regarding the GMAB charge, please see “Guaranteed Minimum Accumulation Benefit Charge” beginning on page 44.

The GV can never be more than $5 million.

Guarantee Period. The Guarantee Period is the time period at the end of which the GV is guaranteed. The Guarantee Period currently available is ten Contract Years. The Guarantee Period begins on the effective date of the endorsement and ends on the Contract Anniversary corresponding to the end of the Guarantee Period. If you select the GMAB when you purchase your Contract, the effective date is the Contract Issue Date.

Required Allocation. On the endorsement's effective date, we automatically allocate a certain percentage of your premium (if the GMAB is selected when you purchase your Contract) or your Contract Value (if the GMAB is re-elected after the Contract's Issue Date) to the GMAB Fixed Account. The remaining premium or Contract Value will be allocated to the Fixed Account Options and Investment Divisions based on the current premium allocation you have selected for your Contract.

The required allocation percentage for the GMAB Fixed Account is that which is in effect on the effective date of the Guarantee Period and the same allocation percentage remains in effect for the duration of the Guarantee Period. We anticipate the required allocation percentage of premium or Contract Value to the GMAB Fixed Account will generally range from 15% to 40%. The required allocation percentage may vary, however, from this stated range. Generally, when the interest rate credited to the GMAB Fixed Account is higher, the required allocation to the GMAB Fixed Account will be lower. When the interest rate credited to the GMAB Fixed Account is lower, the required allocation to the GMAB Fixed Account is higher.

65

The required allocation percentage is declared by the Company in advance and may also vary by state. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared required allocation percentage for your state. Our contact information is on the cover page of this prospectus.

Guaranteed Minimum Accumulation Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, will be allocated to the GMAB Fixed Account in accordance with the required allocation percentage in effect on the effective date of the endorsement. You may not allocate additional monies to this fixed account. The Contract Value in the GMAB Fixed Account is credited with a specific interest rate that is guaranteed and will remain in effect for the entire Guarantee Period. The interest rate is credited daily to the Contract Value in the GMAB Fixed Account so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Period. The interest rate may vary by state but will never be less than 3%. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMAB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from the GMAB Fixed Account prior to the end of the Guarantee Period. The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Guarantee Period. The Excess Interest Adjustment is based on the relationship of the current new business interest rate to the interest rate being credited to you in the GMAB Fixed Account. The current new business interest rate used for this comparison is the interest rate then available on a new Guarantee Period of the same duration, increased by 0.50% per annum. Generally, the Excess Interest Adjustment will increase your GMAB Fixed Account value when current new business rates are lower than the rate then being credited and will decrease your GMAB Fixed Account value when current new business rates are higher than the rate then being credited.

Also, there will be no Excess Interest Adjustment when the current new business interest rate (after the above-mentioned 0.50% increase) is greater than the interest rate you are then being credited by less than 0.50%. This restriction avoids downward adjustments in the GMAB Fixed Account value in situations where the general level of interest rates has declined but the above-mentioned 0.50% increase results in a current new business interest rate that is higher than the rate currently being credited to your GMAB Fixed Account.

There is no Excess Interest Adjustment on: death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; or free withdrawals. In no event will the amount we pay on a total withdrawal from the GMAB Fixed Account be less than the GMAB Fixed Account minimum value.

Quarterly charges deducted across all Fixed Account Options and Investment Divisions are also deducted from the GMAB Fixed Account in accordance with your Contract's provisions. These charges will not reduce the GV. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMAB Fixed Account.

At the end of the Guarantee Period, if the Contract Value is less than the GV, the Company will add additional money to the Contract Value equal to the difference between the GV and the Contract Value. This additional amount will be allocated within the Contract based on the current premium allocation for the Contract. The GMAB will be automatically terminated unless a written request for re-election of the GMAB has been received by our Annuity Service Center in good order within 30 days prior to the Contract Anniversary corresponding to the end of the Guarantee Period. If the GMAB is terminated, the GMAB Fixed Account value will be transferred to the Fixed Account Options and Investment Divisions based on the current premium allocation for the Contract.

Re-election. The GMAB may not be re-elected if any Owner is older than 80 years on the effective date of re-election or if the GMAB is no longer offered (effective May 1, 2011, the GMAB is no longer offered and re-election of the GMAB is not available). If the GMAB is re-elected, the Contract Value will be rebalanced to meet the current GMAB Fixed Account allocation requirements. The GV will be re-set to equal the Contract Value adjusted for any applicable Excess Interest Adjustment on amounts transferred from Fixed Account Options and a new Guarantee Period will be established. In determining the GV, a negative Excess Interest Adjustment associated with any transfer from a Fixed Account Option will reduce the GV as well as the Contract Value. The GV can never be more than $5 million. The required allocation percentage for the GMAB Fixed Account and the GMAB Fixed Account interest rate will be those in effect on the effective date of re-election. The effective date of re-election is the Contract Anniversary corresponding to the end of the previous Guarantee Period.

Transfers. While the GMAB is in effect, transfers between Investment Divisions and Fixed Account Options are still permitted in accordance with your Contract. The Company will automatically transfer amounts to or from the GMAB Fixed Account, as applicable, upon election, re-election, or termination of the GMAB.

Upon re-election, any amount required to be transferred from the Investment Divisions and/or Fixed Account Options to the GMAB Fixed Account will be equal to the required allocation percentage for the GMAB Fixed Account multiplied by the current value of

66

each Investment Division and Fixed Account Option, unless the Owner specifies otherwise. The amount applied to the GMAB Fixed Account on transfers from a Fixed Account Option will be adjusted for any applicable Excess Interest Adjustment under that option. As a result, after the Excess Interest Adjustment, the GMAB Fixed Account value immediately following the transfer may be more or less than the required allocation percentage for the GMAB Fixed Account multiplied by the Contract Value before the Excess Interest Adjustment.

Transfers to or from the GMAB Fixed Account will not count against your Contract's 15 free transfers provision. The Company will not transfer funds in or out of the GMAB Fixed Account during the Guarantee Period. Likewise, you may not elect transfers to or from the GMAB Fixed Account during the Guarantee Period.

Subsequent Premiums. If the GMAB is elected on the Contract's Issue Date, all premium received within 90 days of the Issue Date will be subject to the required allocation percentage for the GMAB Fixed Account determined at issue. All allocations to the GMAB Fixed Account will be added to the same GMAB Fixed Account. In other words, only one GMAB Fixed Account will exist on a single Contract at a time. As a result, these subsequent allocations will have the same credited rate and period ending date as the initial Premium. Interest credited in the GMAB Fixed Account on subsequent Premiums is credited daily from the date of receipt.

The GV will be increased by any subsequent premium payments, net of any applicable premium taxes (subject to a maximum of $5 million). (Please see example 2 in Appendix D for an illustration.)

No additional premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

Partial Withdrawals. Unless you specify otherwise, partial withdrawals (including applicable charges and adjustments) will be taken proportionately from the GMAB Fixed Account, Fixed Account Options and Investment Divisions. The percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value. Withdrawal Charges and Excess Interest Adjustments may apply to withdrawals.

Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal. This means that, if the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal may reduce the GV by a dollar amount that is greater than the dollar amount withdrawn. (Please see example 3b in Appendix D for an illustration.) All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

While the GMAB is in effect, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account.

Spousal Continuation. If any Owner dies before a Contract with the GMAB is annuitized, the Contract's death benefit is still payable; however, the GMAB terminates without value. Alternatively, the Contract allows a Beneficiary who is a deceased Owner's spouse to continue the Contract, retaining all rights previously held by the Owner. If the spouse continues the Contract and the GMAB endorsement applies to the Contract, the GMAB will continue and no adjustment will be made to the GV at the time of continuation. The Guarantee Period will continue to be based on the original effective date or re-election date, as applicable. Contract Years and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. The spouse may elect to terminate the GMAB upon written request in good order on or after the seventh Contract Anniversary.

Termination. The GMAB endorsement terminates subject to a prorated GMAB charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges plus or minus any Excess Interest Adjustments and not the GV you would have received under the GMAB at the end of the Guarantee Period. The GMAB also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); the date the Contract Value equals zero; the date our Service Center receives a written request in good order from you to terminate the GMAB on or after the seventh Contract Anniversary; or at the end of the Guarantee Period, unless the GMAB is re-elected by you.

Upon termination of the GMAB either at the end of the Guarantee Period or at the time of your request on or after the seventh Contract Anniversary, the GMAB Fixed Account value (adjusted for any applicable Excess Interest Adjustment) will be transferred to the Fixed Account Options and Investment Divisions based on the current premium allocation for the Contract.

Contract Value Is Zero. If, while the GMAB is in effect, your Contract Value is reduced to zero as the result of the deduction of contract charges, the GV will be paid automatically to you and the GMAB will terminate. In addition, all other rights under your Contract cease, as your Contract and all other optional endorsements will terminate without value. The GV will be paid in a lump sum within 60 days after the termination date.

67

Accumulation Units. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.” During the income phase we use a measure called an “Annuity Unit.”

Every business day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

•	determining the total amount of assets held in the particular Investment Division;

•	subtracting any asset-based charges and taxes chargeable under the Contract; and

•	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day. The base Contract has a different Accumulation Unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value.

When you make a premium payment, we credit your Contract with Accumulation Units. The number of Accumulation Units we credit is determined at the close of that business day by dividing the amount of the premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between an Investment Division and the Fixed Account must occur prior to the Income Date. Transfers from the Fixed Account will be subject to any applicable Excess Interest Adjustment. There may be periods when we do not offer the Fixed Account, or when we impose special transfer requirements on the Fixed Account. If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then Current Interest Rate for the applicable Fixed Account Option. You can make 15 transfers every Contract Year without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among

68

Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the Contract on a watch list.
Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above. Our Annuity Service Center representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Annuity Service Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

69

Our Procedures. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•	by making either a partial or complete withdrawal,

•	by electing the Systematic Withdrawal Program,

•	by electing a Guaranteed Minimum Withdrawal Benefit, or

•	by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

Withdrawals under the Contract may be subject to a withdrawal charge. For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium. When you make a complete withdrawal you will receive the value of your Contract as of the end of the business day your request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, charges due under any optional endorsement and all applicable withdrawal charges, adjusted for any applicable Excess Interest Adjustment. For more information about withdrawal charges, please see “Withdrawal Charge” beginning on page 41. We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing. We will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account Option or Investment Division from which you are making the withdrawal. If you are not specific in your withdrawal request, your withdrawal will be taken from your allocations to the Investment Divisions, Fixed Account Options, GMAB Fixed Account and GMWB Fixed Account based on the proportion their respective values bear to the Contract Value. If you are specific in your withdrawal request, please know that, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value. Similarly, for Contracts with the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage. After your withdrawal, at least $100 must remain in each Fixed Account Option or Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal. If your Contract contains the GMAB, LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, any systematic withdrawal request for a specified dollar amount or specified percentage from a particular Investment

70

Division, the Fixed Account or the GMWB Fixed Account will be limited in that such withdrawals cannot be made from the GMAB Fixed Account or the GMWB Fixed Account. If you wish your systematic withdrawal to include amounts allocated to the GMAB Fixed Account or the GMWB Fixed Account, your systematic withdrawal must be taken proportionally from all of the allocations (to the Investment Divisions, the GMWB Fixed Account and the Fixed Account, including the GMAB Fixed Account) based on their respective values in relation to the Contract Value.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal. There are conditions and limitations, so please contact our Annuity Service Center for more information. Our contact information is on the cover page of this prospectus. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make. There are limitations on withdrawals from qualified plans. For more information, please see “TAXES” beginning on page 235.

Waiver of Withdrawal and Recapture Charges for Certain Emergencies. We will waive the withdrawal charge (withdrawals from the Investment Divisions, the Fixed Account and the GMWB Fixed Account), but not any Excess Interest Adjustment that would otherwise apply in certain circumstances by providing you, at no charge, the following:

•
Terminal Illness Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account that you withdraw after providing us with a physician's statement that you have been diagnosed with an illness that will result in your death within 12 months;

•
Specified Conditions Benefit, under which you may make a one-time withdrawal of up to 25% (for joint Owners, this benefit applies to each of them for 12 1/2%) of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account with no withdrawal charge or recapture charge after having provided us with a physician's statement that you have been diagnosed with one of the following conditions:

◦	Heart attack

◦	Stroke

◦	Coronary artery surgery

◦	Life-threatening cancer

◦	Renal failure or

◦	Alzheimer's disease; and

•
Extended Care Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account that you withdraw after providing us with a physician's statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued.

You may exercise these benefits once under your Contract.

Optional Three-Year Withdrawal Charge Period. You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a three-year withdrawal period with withdrawal charges in contribution years one through three of 7.5%, 6.5% and 5%, respectively, and 0% thereafter. The charge for this optional feature on an annualized basis is 0.45% of average daily net asset value of your allocations to the Investment Divisions. If you elect the optional Three-Year Withdrawal Charge Period endorsement, a lower commission will be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement. You may not elect this option if you elect the Five-Year Withdrawal Charge endorsement or the 20% Additional Free Withdrawal endorsement.

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

71

Optional Five-Year Withdrawal Charge Period. You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a five-year withdrawal period with withdrawal charges in contribution years one through five of 8%, 7%, 6%, 4% and 2%, respectively, and 0% thereafter. The charge for this optional feature on an annualized basis is 0.30% of average daily net asset value of your allocations to the Investment Divisions.

The charges for the Five-year or Three-year Withdrawal Charge Period options continue for as long as one holds the Contract. The potential benefits of those options normally will persist for no more than four to six years, depending on performance (the greater the performance the less the benefit) and payment patterns (large subsequent payments in relation to the initial payment make the benefits persist for a longer time than for a Contract where only the initial payment is made). In the case of some surrenders in the third Contract year, the Five-year Withdrawal Charge Period does not provide a benefit and may even impose a small detriment.

If you purchased your Contract prior to May 1, 2006, the Five-year Withdrawal Charge Period option could not be elected with the Three-year Withdrawal Charge Period option.

20% Additional Free Withdrawal. If you elect the 20% Additional Free Withdrawal endorsement, you may withdraw an additional 20% of premiums that are subject to a withdrawal charge (subject to certain exclusions), minus earnings, during a Contract Year without a withdrawal charge and you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. This endorsement will replace the 10% Additional Free Withdrawal endorsement. The 20% Additional Free Withdrawal endorsement is a liquidity feature that provides a benefit if you contemplate or need to take large withdrawals. The 20% Additional Free Withdrawal endorsement provides extra liquidity in any market environment but, when it is elected in combination with any GMWB, taking full advantage of the endorsement may have an adverse effect on the GMWB if the withdrawal exceeds the GAWA, as a withdrawal in excess of the GAWA may always reduce the GAWA and potentially limit the benefits available. In fact, any time you use the 20% Free Withdrawal endorsement when the amount of the withdrawal exceeds the GAWA and the Contract Value is less than the GWB, it is disadvantageous. You may not elect this option if you elect the 3% (no longer offered as of January 16, 2007), 4% or 5% Contract Enhancement endorsements or if, prior to May 1, 2006, you elected the Three-year Withdrawal Charge Period option.

Guaranteed Minimum Withdrawal Benefit Considerations. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their Beneficiaries. The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments. A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs. Moreover, the GMWB does not assure that you will receive any return on your investments. The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation. Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns. The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up. However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value. Our obligations to pay you more than your Contract Value will only arise under limited circumstances. Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus is available only to spouses and differs from the For Life GMWB with Bonus and Annual Step-Up without the Joint Option (which is available to spouses and unrelated parties) and enjoys the following advantages:

•
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective. (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up” subsection beginning on page 152.)

•
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWB has a higher charge than the For Life GMWB without the Joint Option.

72

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin. The Income Date is either a date that you choose or the Latest Income Date. The Latest Income Date is generally the date on which the Owner attains age 90 under a Non-Qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you. Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you. Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date. Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize. To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation. After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date. Please also see “Extension of Latest Income Date” beginning on page 237 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements. With regard to other qualified plans, you must determine what your qualified plan permits. Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution.

Finally, please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit's Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate. Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”). The following description is supplemented by some examples in Appendix E that may assist you in understanding how the calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. We may limit the availability of this optional endorsement. The 7% GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 7% GMWB cannot be canceled. If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary. If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount. Upon selection, the GAWA is equal to 7% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%. However, withdrawals are not cumulative. If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year. If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

73

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too. Withdrawals greater than GAWA impact the GAWA differently, depending on when you selected the 7% GMWB, because the calculation is different. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.
If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

- or -

For Contracts to which this endorsement was added on and after May 2, 2005, 7% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

For Contracts to which this endorsement was added before May 2, 2005, 7% of the greater of:

1.	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

2.	the GWB after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the

74

GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract.

For certain tax-qualified Contracts to which the 7% GMWB is added on and after January 17, 2006 (subject to availability), withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) are allowed, under certain circumstances, to meet the Contract's RMD under the Internal Revenue Code (Code), and the endorsement's guarantees will not be compromised. Otherwise, the GWB and GAWA could be adversely recalculated, as described above.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 7% GMWB, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7. Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 7% GMWB ultimately suits your needs relative to your RMD.

75

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	7% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

•	For Contracts to which the 7% GMWB was added before January 17, 2006, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date. The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Your spouse may elect to “step-up” on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon “step-up” is the Contract Value, including any adjustments applied on the continuation date. Any subsequent “step-up” must follow the “step-up” restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

Termination. The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB. The 7% GMWB also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you

76

should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 7% GMWB.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earlier of:

•	The Owner's (or any joint Owner's) death;

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

77

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, this GMWB might be continued by a spousal Beneficiary. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

78

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal; Or
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

79

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

80

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract. Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

81

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add this GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date. This GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB. Your spouse may elect to Step-Up on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon Step-Up is the Contract Value, including any adjustments applied on the continuation date. Any subsequent Step-Up must follow the Step-Up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The first date both the GWB and the Contract Value equals zero; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB. The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing

82

to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 5% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB With Annual Step-Up cannot be canceled. If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5, and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

83

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal or

•	5% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E). For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

84

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income purposes. For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7. Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

85

Step-Up. Step-ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 5% of the new GWB or GAWA before step-up. Step-ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. Upon election of Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up. The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if available – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

86

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 6% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 6% GMWB With Annual Step-Up cannot be canceled. If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 6% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%. However, withdrawals are not cumulative. If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year. If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5, and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

87

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

•	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your contract before March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal, or

•	the GWB after the partial withdrawal, or

•	6% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E). For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.
Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

88

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7. Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 6% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 6% of the new GWB or GAWA before step-up. Step-ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

89

Spousal Continuation. If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up. The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”). The following description is supplemented by some examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB Without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to

90

the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 5% GMWB Without Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB Without Step-Up cannot be canceled. If you select the 5% GMWB Without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 5% GMWB Without Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB Without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E). The GWB can never be more than $5 million, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB Without Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

91

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal; or

•	5% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

For certain tax-qualified Contracts, the 5% GMWB Without Step-Up allows for withdrawals greater than GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

92

If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7. Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB Without Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB Without Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB Without Step-Up endorsement already applies to the Contract, the 5% GMWB Without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB Without Step-Up, if the 5% GMWB Without Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB Without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB Without Step-Up. The 5% GMWB Without Step-Up also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing

93

to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB Without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB Without Step-Up.

5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 5 and 6 for the Step-Ups and examples 8 and 9 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

94

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than

95

the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

96

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please

97

consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

98

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

99

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

100

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

101

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

102

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

103

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

104

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

105

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

106

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 8 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person, or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

107

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

108

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

109

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract. During the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary. Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

110

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦
The Beneficiary is also allowed a Step-Up. The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the Beneficiary's election to continue the Contract is in Good Order. Otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

111

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

112

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups and example 10 for the For Life Guarantee.

PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other

113

Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life's 65th birthday. If the youngest Covered Life is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the Contract Value will be adjusted by the difference between the charges actually paid and the charges that would have been paid assuming the correct age. Future GMWB charges will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and, if added prior to January 16, 2007, it cannot be canceled except by a spousal Beneficiary, who, upon the Owner's death, may elect to continue the Contract without the GMWB. If this GMWB is added on January 16, 2007 or later, then it cannot be canceled except by a spousal Beneficiary who is not

114

a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB)(the GMIB is no longer offered as of January 16, 2007) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the maximum of the Guaranteed Annual Withdrawal Amount (GAWA) or the required minimum distribution. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

115

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and in Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

116

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

117

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force and before the Income Date, this GMWB terminates without value unless continued by the spouse. Please see the information at the beginning of this GMWB Section regarding the required ownership and Beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint 5% For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

118

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦
If the surviving spouse is a Covered Life and the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date. If the For Life Guarantee is not already in effect and the surviving spouse is a Covered Life, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest original Covered Life's 65th birthday, and the above rules for the For Life Guarantee apply. The effective date of the For Life Guarantee will be set on the effective date of the endorsement.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•	Continue the Contract without this GMWB (GMWB is terminated) if the GMWB was added to the Contract prior to January 16, 2007. Thereafter, no GMWB charge will be assessed.

•
Continue the Contract without this GMWB (GMWB is terminated) if this GMWB was added to the Contract on January 16, 2007 or later and if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract in which this GMWB was added prior to January 16, 2007, if the spousal Beneficiary elects to continue the Contract without the GMWB;

119

•
The Continuation Date on a Contract in which this GMWB was added on January 16, 2007 or later, if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and examples 9 and 10 for the For Life guarantee.

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts with joint Owners only, if the joint Owners are spouses (as defined under the Internal Revenue Code), this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The joint Owner's life who dies last (the “For Life Guarantee”) if the For Life Guarantee is in effect;

This GMWB is limitedly available for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. This GMWB is not available for tax-qualified Contracts.

120

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest joint Owner's 65th birthday. If the youngest joint Owner is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required and both Owners must be within the eligible age range); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the Guaranteed Annual Withdrawal Amount (GAWA). Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value from the GWB when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA. The two tables below clarify what happens

121

in either instance. In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the GAWA. You may withdraw the GAWA all at once or throughout the Contract Year. Withdrawing less than the GAWA in a Contract Year does not entitle you to withdraw more than the GAWA in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the GAWA in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about your non-qualified Contract, please see “Non-Qualified Contracts – Withdrawals and Income Payments” beginning on page 235.

122

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract. During the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of any joint Owner, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

123

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the first Owner's death, the Beneficiary who is the Owner's spouse (joint Owner) may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦
If the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date. Otherwise, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest joint Owner's 65th birthday, and the above rules for the For Life Guarantee apply. The effective date of the For Life guarantee will be set on the effective date of the endorsement.

◦	Continuing the Contract with the GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.

◦	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	A new joint Owner may not be added if a surviving spouse continues the Contract.

•	Continue the Contract without this GMWB (GMWB is terminated).

•	Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of any joint Owner, unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee);

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

124

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 7. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.

125

●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest joint Owner's 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

126

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and

127

is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

128

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

129

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue. Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

130

With a Step-Up –
The GWB equals Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

131

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted)

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No

132

further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 10 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

133

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

134

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

135

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

136

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

137

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue. Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the

138

representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information at the beginning of this GMWB Section regarding the required ownership and Beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect, at least one Covered Life remains alive and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the contract is still in the accumulation phase. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but not less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of death. The GAWA percentage will not change on future Step-Ups.

139

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number

140

of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

141

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

142

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

143

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

144

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to

145

the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

146

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue

147

the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

148

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.

149

Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.

150

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2008. At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033. (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

151

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

152

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

153

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

154

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

155

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

156

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

157

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

158

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

159

◦
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above. The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment is null and void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date. The GAWA percentage will not change on future Step-Ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in

160

the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

161

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2008. At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033. (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;

162

●	The Contract Anniversary on or immediately following the youngest Covered Life's 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment. This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the

163

annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.
Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

164

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

165

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7. Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

166

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday,

Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in

167

that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

168

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

169

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

170

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

171

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009. At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2012), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2022. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may

172

name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

173

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.
Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of the Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a

174

Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

175

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

176

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

177

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.85%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

178

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date. The GAWA percentage will not change on future Step-Ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

179

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page72 for additional things to consider before electing a GMWB; when electing to

180

annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.

181

The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009. At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2012), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2022. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets. This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

182

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary. This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any

183

event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year. The tables below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the

184

withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to :

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

•    For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

185

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200 % Guaranteed Withdrawal Balance Adjustment. (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".) If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

186

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB adjustment. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

187

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject

188

to the maximum annual charge of 1.50% (1.20% if this endorsement is added to the Contract before September 28, 2009). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million. Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this contract’s basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Anniversary Value Death Benefit, etc.). The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix F. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Transfers from Fixed Account Options will be subject to an Excess Interest Adjustment, if applicable. There is no Excess Interest Adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix F for the Liability formula, the calculation of which is

189

designed to represent the projected value of this GMWB’s benefits). In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix E. Please also see the Transfer of Assets Methodology in Appendix F, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Options. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA. If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Options according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There

190

is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GMWB death benefit is void and will not be included in the continuation adjustment.

◦	The GWB adjustment provisions are void.

◦	The Bonus provision is void.

◦	Step-Ups will continue as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	The Liability factors for the transfer of assets formulas (see Appendix F) will continue to be based on the duration since the effective date of the GMWB endorsement.

◦	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.

191

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated).

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the

192

original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.

193

The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

194

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon , other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary. This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

195

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB, if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year. The tables

196

below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

197

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

•    For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of either Covered Life's falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

198

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment. (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".) If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment,

199

net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 11 in Appendix E for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB adjustment will be of no benefit. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both covered lives are 75 years old or younger when you purchase this GMWB.

200

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject

201

to the maximum annual charge of 1.85% (1.50% if this endorsement is added to the Contract before September 28, 2009). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Anniversary Value Death Benefit, etc.). The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix F. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Transfers from Fixed Account Options will be subject to an Excess Interest Adjustment, if applicable. There is no Excess Interest Adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the

202

Liability calculation under the Transfer of Assets Methodology (see Appendix F for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits). In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix E. Please also see the Transfer of Assets Methodology in Appendix F, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Options. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA. If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Options according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

203

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.

If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

204

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The applicable GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment provisions are null and void.

◦
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules above. The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base Step-Up, or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
The Liability factors for the transfer of assets formulas (see Appendix F) will continue to be based on the youngest Covered Life's attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

◦	If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

205

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

206

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
○
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

●	The date the Contract Value is zero.
This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life. If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.

207

●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”). The examples in Appendix E supplement the description of this GMWB.

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”);

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

◦
For Contracts to which this GMWB is added from January 17, 2006 through April 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 60 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code (IRC). Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

208

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distributions under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD requirement for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD requirements without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

209

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated because the For Life Guarantee is invalidated, equaling the lesser of:
	●	The GAWA before the withdrawal;
	●	The GWB after the withdrawal; Or
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement.

If you exceed the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA), one time with your withdrawals, then the For Life Guarantee is void and cannot be made valid again. From then on, this GMWB guarantees withdrawals until the GWB is depleted. Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawal may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being invalidated. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

210

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD requirements.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

211

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.

•	On and after January 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

•	For Contracts to which this GMWB was added before January 17, 2006, Step-Ups are only allowed during the 30-day period following a Contract Anniversary.

Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is valid and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, and the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•	Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦
The spousal Beneficiary is also allowed a Step-Up. The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order. Otherwise, the above rules for Step-Ups apply.

212

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

213

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The bonus is only available for Contracts to which this GMWB is added on and after January 17, 2006. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, or the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.

214

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”). The examples in Appendix E supplement the description of the GMWB in varying circumstances and with specific factual assumptions.

PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”);

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

◦
For Contracts to which this GMWB is added from January 17, 2006 through April 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 50 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person

215

or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is called the Guaranteed Annual Withdrawal Amount (GAWA). Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 4% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA equals 4% of the GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix E.) The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA. The two tables below clarify what happens in either instance.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the GAWA. You may withdraw the GAWA all at once or throughout the Contract Year. Withdrawing less than the GAWA in a Contract Year does not entitle you to withdraw more than the GAWA in the next Contract Year. The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the GAWA in a Contract Year causes the GWB and the GAWA to be recalculated (see below and in Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the GAWA in a Contract Year may have a significantly negative impact on the value of this benefit.

216

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated because the For Life Guarantee is invalidated, equaling the lesser of:
	●	The GAWA before the withdrawal;
	●	The GWB after the withdrawal; Or
	●	4% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement.

If you exceed the GAWA one time with your withdrawals, then the For Life Guarantee is void and cannot be made valid again. Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges, and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 22. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 235.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	4% of the premium net of any applicable premium taxes; Or
	●	4% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	4% of the new GWB; Or
	●	The GAWA before the Step-Up.

217

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.

•	On and after January 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

•	For Contracts to which this GMWB was added before January 17, 2006, Step-Ups are only allowed during the 30-day period following a Contract Anniversary.

Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is valid and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, and the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•	Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦
The spousal Beneficiary is also allowed a Step-Up. The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order. Otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

218

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 234.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 72 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

219

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The bonus is only available for Contracts to which this GMWB is added on and after January 17, 2006. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB was added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

220

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 4% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.
There are examples illustrating the bonus, in varying circumstances and with specific factual assumptions, with the 5% for Life GMWB. These examples are in the Appendices.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal. Example 7 in Appendix E illustrates the consequences of a withdrawal preceding a Step-Up. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive. You may also be subject to a withdrawal charge and an Excess Interest Adjustment.

If your Contract contains the GMAB, LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account and the GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account and GMWB Fixed Account. Specific to the GMWB Fixed Account, a specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value. Similarly, for Contracts with the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

Suspension of Withdrawals or Transfers. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	under applicable SEC rules, trading on the New York Stock Exchange is restricted;

•	under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

•	the SEC, by order, may permit for the protection of Contract Owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account and the GMWB Fixed Account for up to six months or the period permitted by law.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us. The Income Date is the day those payments begin. Once income payments begin, the Contract cannot be returned to the accumulation phase. You can choose the Income Date and an income option. All of the Contract Value must be annuitized. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3, which provides a life annuity with 120 months of guaranteed payments.

221

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date. You must give us written notice at least seven days before the scheduled Income Date. Income payments must begin by your 90th birthday under a non-qualified Contract, unless otherwise approved by the Company, or by such earlier date as required by the applicable qualified plan, law or regulation. However, if you have not yet attained or passed age 90, you may elect to change your Income Date to the Contract Anniversary on or next following your 95th birthday. Additionally, if you already attained or passed age 90 as of April 6, 2009 and have not yet started receiving income payments, you may elect to change your Income Date to the Contract Anniversary on or next following your 100th birthday.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities. Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions. Unless you tell us otherwise, your income payments will be based on the variable and fixed options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually or annually. Or you can choose a single lump sum payment. If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

Variable Income Payments. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

•	the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;

•	the amount of any applicable premium taxes, recapture charges or withdrawal charges and any Excess Interest Adjustment deducted from your Contract Value on the Income Date;

•	which income option you select; and

•
the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 3% for option 4 or 4.5% for options 1-3 and, if you select an income option with a life contingency, the age and gender of the Annuitant; however, the assumed investment rate is 3% for all options on Contracts issued on or after October 4, 2004. State variations may apply.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time. Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time. If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

If the assumed net investment rate is a lower percentage, for example, 3% versus 4.5% under a particular Annuity Option, the initial payment will be smaller if a 3% assumed net investment rate applies instead of a 4.5% assumed net investment rate, but, all other things being equal, the subsequent 3% assumed net investment rate payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease. Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

Income Options. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant). The following income options may not be available in all states.

222

Option 1 - Life Income. This income option provides monthly payments for your life. No further payments are payable after your death.

Option 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you. Upon the death of either person, the monthly payments will continue during the lifetime of the survivor. No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the Annuitant's life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Additional Options - We may make other income options available.

No withdrawals are permitted during the income phase under an income option that is life contingent.

Guaranteed Minimum Income Benefit (“FutureGuard”).

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT. Please note that on and after May 16, 2009, we will no longer accept subsequent premium payments for contracts to which this Guaranteed Minimum Income Benefit (“GMIB”) endorsement is attached.

This optional GMIB endorsement guarantees a minimum fixed income benefit (under certain life contingent options) after a period of at least 10 Contract Years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase. The guarantee is different depending on when you purchased a Contract.

This benefit is only available if

•	you elect it prior to your Contract's Issue Date;

•	the Annuitant is not older than age 75 on the Issue Date; and

•
you exercise it on or within 30 calendar days of your 10th, or any subsequent, Contract Anniversary but in no event later than the 30 calendar day period following the Contract Anniversary immediately following the Annuitant's 85th birthday.

The GMIB will terminate and will not be payable at the earliest of:

•	the Income Date (if prior to the effective date of the GMIB);

•	the 31st calendar day following the Contract Anniversary immediately after the Annuitant's 85th birthday;

•	the date you make a total withdrawal from the Contract;

•	upon your death (unless your spouse is your Beneficiary, elects to continue the Contract and is eligible for this benefit); or

•	if the Owner is not a natural person, upon the death of the Annuitant.

Once elected, the GMIB cannot be terminated in any other way while your Contract is in force.

You have the option of taking the GMIB instead of the other income options described above. Your monthly income option payments will be calculated by applying the “GMIB Benefit Base” (described below) to the annuity rates in the table of guaranteed purchase

223

rates attached to the GMIB endorsement. The only types of income payments available under the GMIB are life contingent fixed annuity income payments. The fixed annuity payment income options currently available are:

Option 1 - Life Income,

Option 2 - Joint and Survivor,

Option 3 - Life Annuity with 120 Monthly Periods Guaranteed, and

Option 4 - Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed.

No other income options will be available, and no partial annuitizations will be allowed.

After the 10th Contract Anniversary or any subsequent Contract Anniversary, the Contract Owner must exercise this option prior to the Income Date. The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 Contract Years. Please consult a tax advisor on this and other matters of selecting income options.

The GMIB only applies to the determination of income payments under the income options specified above. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in any withdrawals or death benefits. You will not receive any benefit under this endorsement if you make a total withdrawal of your Contract Value.

Both the amount of the GMIB and the quarterly charge for the GMIB (described above in the Charges section) are based upon an amount called the “GMIB Benefit Base.” The GMIB Benefit Base is the greater of (a) or (b), where:

(a) is the Roll-Up Component which is equal to:

•	all premiums you have paid (net of any applicable premium taxes); plus

•	any Contract Enhancements credited on or before the business day the GMIB Benefit Base is being calculated; minus

•	an adjustment (described below) for any withdrawals (including any applicable charges and Excess Interest Adjustments to those withdrawals);

compounded at an annual interest rate of 5% from the Issue Date until the earlier of the Annuitant's 80th birthday or the exercise date of the GMIB.

For Contracts issued before May 2, 2005, with the Roll-Up Component, any taxes incurred and the following charges are also subtracted from your premiums and Contract Enhancements: annual contract maintenance charges; transfer charges; and any applicable non-asset based Contract charges due (other than the GMIB charge) under any optional endorsement.

All adjustments for Premiums and Contract Enhancements are made on the date of the Premium payment. All withdrawal adjustments are made at the end of the Contract Year and on the exercise date of the GMIB. For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary is the Roll-Up Component immediately prior to the excess withdrawal multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawal (including any applicable charges and adjustments to such excess withdrawal). In calculating the withdrawal adjustment, the Issue Date is considered a Contract Anniversary. Generally, the larger the withdrawal, the greater the impact on the GMIB Benefit Base. Please note also that when the Contract Value is greater than the Roll-Up Component, dollar for dollar withdrawals would result in a larger withdrawal adjustment than would proportional withdrawals. However, all withdrawals will be processed as described above, regardless of the level of the Contract Value.

For example, the calculations for a Contract issued with an initial Premium payment of $10,000, the Guaranteed Minimum Income Benefit, and a 4% Contract Enhancement would be as follows.  Assume the Owner takes a gross withdrawal during the Contract Year of $400, which is less than 5% of the Roll-Up Component as of the previous Contract Anniversary and therefore treated as a dollar-for-dollar withdrawal at the end of the Contract Year.  The Roll-Up Component of the GMIB Benefit Base at the end of the year will be equal to the Premium and Contract Enhancement accumulated at 5% to the end of the year; less the withdrawal adjustment of $400 made at the end of the year.  The resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05  - $400 = $10,520. (If your

224

Contract was issued before May 2, 2005, then annual contract maintenance charges are also subtracted, and the resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05 - $35 - $400 = $10,485.) These examples do not take into account taxes.

and (b) is the Greatest Contract Anniversary Value Component and is equal to:

•	the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday; minus

•	an adjustment (described below) for any withdrawals after that Contract Anniversary (including any applicable charges and Excess Interest Adjustments for those withdrawals); plus

•	any premiums paid (net of any applicable premium taxes) after that Contract Anniversary; minus

•	any annual contract maintenance charge, transfer charge, and any applicable non-asset based charges due under any optional endorsement deducted after that Contract Anniversary; and minus

•	any taxes deducted after that Contract Anniversary.

All of the applicable listed events and their adjustments are made on the date of the transaction. The withdrawal adjustment is the Greatest Contract Anniversary Value Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments for such withdrawals).
Neither component of the GMIB Benefit Base will ever exceed:

•	200% of premiums paid (net of any applicable premium taxes and excluding premiums paid in the 12 months prior to the date the GMIB is exercised); minus

•	any withdrawals (including related charges and adjustments) deducted since the issuance of the Contract.

For Contracts issued before May 2, 2005, with both components of the GMIB Benefit Base, any taxes incurred and the following charges are also subtracted from your premiums: annual contract maintenance charges; transfer charges; and any non-asset based Contract charges due under any optional endorsement. The applicability of this limitation will be determined after the calculation of each component of the GMIB Benefit Base.

If you are the Annuitant under your Contract and your spouse continues the Contract after your death, your spouse will become the Annuitant and will continue to be eligible for the GMIB as long as he or she would have been eligible as an Annuitant when your Contract was issued and is age 84 or younger. If your spouse does not satisfy those criteria, then the GMIB will terminate and the charge for the GMIB will be discontinued. Similarly, if an Owner who is a natural person is not the Annuitant and the Annuitant dies, you (the Owner) may select a new Annuitant (who must be a person eligible to be an Annuitant on the Issue Date and is age 84 or younger). If the new Annuitant in that situation does not satisfy those criteria then the GMIB will terminate and the GMIB charge discontinued. In the event of joint Annuitants, the age of the youngest Annuitant will be used for all these determinations. Changing an Annuitant or selecting a new Annuitant while the current Annuitant is still living is not allowed.

Among other requirements applicable to Contracts issued to entities/Owners, the use of multiple Contracts by related entities to avoid maximum premium limits is not permitted. Selection of the GMIB, with multiple Contracts or otherwise, is subject to our administrative rules designed to assure its appropriate use. We may update these rules as necessary.

You may not elect both the GMIB and a GMWB, and you may not elect to add a GMWB after the Issue Date to a Contract with the GMIB. You may also not elect both the GMIB and GMAB.

DEATH BENEFIT

The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase. Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state. For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center. Our contact information is on the first page of this prospectus. With the exception of LifeGuard Freedom 6 DB, which may be selected after the Contract has been issued but only in conjunction with the purchase of the LifeGuard Freedom 6 GMWB, the optional death benefits are only available upon application or upon conversion (if conversion is permitted). In addition,, once an optional death benefit is chosen, it cannot be canceled except upon conversion, (if conversion is permitted).

225

The effects of any GMWB on the amount payable to your Beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB. Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.

The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, proof of death and a completed claim form from the Beneficiary of record (if there are multiple Beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary). Payment will include interest to the extent required by law. The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the other death benefit endorsements. If you have a guaranteed minimum death benefit, the amount by which the guaranteed minimum death benefit exceeds the account value will be put into your account as of the date we receive all required documentation from the Beneficiary of record and will be allocated among the Investment Divisions and Fixed Account according to the current allocation instructions on file for your account as of that date. Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

Basic Death Benefit. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

The death benefit equals the greater of:

•	your Contract Value on the date we receive all required documentation from your Beneficiary; or

•
the total premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges and adjustments), in the same proportion that the Contract Value was reduced on the date of the withdrawal. For Contracts issued before October 4, 2004, the withdrawal adjustment is equal to the dollar amount of the withdrawal, and this component of the death benefit would be further reduced by any annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and premium taxes.

Earnings Protection Benefit (“EarningsMax”). The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death. If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value, including any Contract Enhancement, exceeds the remaining premiums (premiums not previously withdrawn). If the earnings amount is negative, i.e., the total remaining premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid. In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial premium if you die in the first Contract Year).

As described below, if your spouse exercises the Special Spousal Continuation Option upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit. If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse's death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death. In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in “Special Spousal Continuation Option” beginning on page 234). In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the continuation adjustment plus remaining premiums paid on or after the Continuation Date (excluding remaining premiums paid within 12 months of your spouse's death).

226

You must elect the Earnings Protection Benefit when you apply for your Contract. Once elected, the benefit may not be terminated. However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

No Earnings Protection Benefit (other than a “continuation adjustment” described below in “Special Spousal Continuation”) will be paid:

•	if your Contract is in the income phase at the time of your death;

•	if there are no earnings in your Contract; or

•	if your spouse exercises the Special Spousal Continuation Option (described below) and either

◦	is age 76 or older at the Continuation Date or

◦	elects to discontinue the Earnings Protection Benefit.

The Earnings Protection Benefit may not be available in your state. See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

Optional Death Benefits. Several optional death benefits are available, in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance, particularly with respect to the Investment Division, and the impact that poor investment performance could have on the amount of the basic death benefit. Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract's basic death benefit before selecting an optional death benefit. Except for LifeGuard Freedom 6 DB, all optional death benefits are available if you are 79 years of age or younger on the Contract's Issue Date. The LifeGuard Freedom 6 DB is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB and only if the Owner is 75 years of age or younger on the date the endorsement is added to the Contract. The older you are at the time of selection, the less advantageous it would be for you to select an optional death benefit. These optional death benefits are subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

Depending on when and in what state you applied for the Contract, the availability of an optional death benefit may have been different; how an optional death benefit is calculated varies; and we may have referred to an optional death benefit by a different name – all as noted below.

For purposes of these optional death benefits, “Net Premiums” are defined as your premium payments net of premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal. Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%. Similarly, with the “Highest Anniversary Value” component, the adjustment to your Contract Value for any withdrawals (including applicable charges and deductions) will have occurred proportionally at the time of the withdrawals. For Contracts issued before October 4, 2004, your premium payments are further reduced by the annual contract maintenance charges, transfer charges, the charges for any optional benefit endorsements, and taxes. Also for Contracts issued before October 4, 2004, certain withdrawal adjustments are instead equal to the dollar amount of your withdrawals. Please see the calculations for the optional death benefits purchased before May 2, 2005, beginning on page 232, for more information.

Following are the calculations for the optional death benefits on and after May 2, 2005. For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

5% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

227

(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

4% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary. For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(d)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes), subsequent to that Contract Anniversary. For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date. Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

228

Combination 4% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(d)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

LifeGuard Freedom DB, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	The Contract's Basic Death Benefit (see the description above); or

(b)	The GMWB Death Benefit

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THE LIFEGUARD FREEDOM DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom DB is only available in conjunction with the purchase of the LifeGuard Freedom GMWB. At election, the GMWB Death Benefit equals the LifeGuard Freedom GMWB Guaranteed Withdrawal Balance (GWB). If you select the LifeGuard Freedom GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of any applicable premium taxes and adjusted for any subsequent premium payments and withdrawals. If the LifeGuard Freedom GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. Election of LifeGuard Freedom DB after issue is only permitted if another optional death benefit endorsement has not been elected, unless you convert to LifeGuard Freedom DB from Highest Anniversary Value Death Benefit. In addition, if you convert to LifeGuard Freedom GMWB from another Guaranteed Minimum Withdrawal Benefit, LifeGuard Freedom DB is not available unless you are converting from the older version of LifeGuard Freedom GMWB to the newer version of LifeGuard Freedom GMWB.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) the LifeGuard Freedom GMWB Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged. If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.00.

229

The GMWB Death Benefit is not adjusted upon step-up, the application of the GWB adjustment or the application of any bonus. The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

For more information about how the LifeGuard Freedom GMWB works, including how the GWB and GAWA are calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 141

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 or later (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

•
Life Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

•
Specified Period Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, the Owner is not deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner along with the remaining GWB.

•
Life Income. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Joint and Survivor. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Life Annuity With at Least 120 or 240 Monthly Payments. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

LifeGuard Freedom 6 DB, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	The Contract's Basic Death Benefit (see the description above); or

(b)	The GMWB Death Benefit

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

230

The LifeGuard Freedom 6 DB is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB and only if the Owner is 75 years of age or younger on the date the endorsement is added to the Contract. At election, the GMWB Death Benefit equals the LifeGuard Freedom 6 GMWB Guaranteed Withdrawal Balance (GWB). If you select the LifeGuard Freedom 6 GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of any applicable premium taxes and adjusted for any subsequent premium payments and withdrawals. If the LifeGuard Freedom 6 GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. Election of LifeGuard Freedom 6 DB after issue is only permitted if another optional death benefit endorsement has not been elected.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) the LifeGuard Freedom 6 GMWB Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged. If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.00.

In addition, on the 7th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit.

The GMWB Death Benefit is not adjusted upon step-up of the LifeGuard Freedom 6 GMWB GWB, the application of the GWB adjustment or the application of any bonus. The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

For more information about how the LifeGuard Freedom 6 GMWB works, including how the GWB and GAWA are calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 163.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 or later (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

•
Life Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

•
Specified Period Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, the Owner is not deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner along with the remaining GWB.

•
Life Income. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

231

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Joint and Survivor. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

•
Life Annuity With at Least 120 Monthly Payments. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

Following are the calculations for the optional death benefits before May 2, 2005. For purposes of these calculations, amounts in (c) and (d) of the roll-up and combination death benefits are limited to 250% of your total Net Premiums; however, this limitation does not include the amount payable with the Earnings Protection Benefit. For more information, please see “Earnings Protection Benefit” beginning on page 226. We will not permit you to use multiple Contracts to try to circumvent this limitation.

5% Roll-up Death Benefit (5% Compounded Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)	total Net Premiums since your Contract was issued, compounded at 5% per annum; or

(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 5% per annum.

However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date.

4% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)	total Net Premiums since your Contract was issued, compounded at 4% per annum; or

(d)	your Contract Value at the end of your seventh Contract Year, plus your total Net Premiums since your seventh Contract Year, compounded at 4% per annum.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

Highest Anniversary Value Death Benefit (Maximum Anniversary Value Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)	your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance

232

charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit (Combination Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)	total Net Premiums since your Contract was issued, compounded at 5% per annum; or

(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 5% per annum; or

(e)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary).

However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date.

Combination 4% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or

(c)	total Net Premiums since your Contract was issued, compounded at 4% per annum; or

(d)	your Contract Value at the end of your seventh Contract Year, plus your total Net Premiums since your seventh Contract Year, compounded at 4% per annum; or

(e)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

Payout Options. The basic death benefit and the optional death benefits, can be paid under one of the following payout options:

•	single lump sum payment; or

•	payment of entire death benefit within 5 years of the date of death; or

•
payment of the entire death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy, with the balance of the death benefit payable to the Beneficiary. Any portion of the death benefit not applied under an income option within one year of the Owner's death, however, must be paid within five years of the date of the Owner's death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death. If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary

233

requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name. For more information, please see “Special Spousal Continuation Option” below.

Pre-Selected Payout Options. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date. However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary. If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death. The Pre-selected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time. Moreover, we will contribute to the Contract a continuation adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. We calculate this amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary's written request to continue the Contract (the “Continuation Date”). We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate most of the optional benefits you elected. However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse's death. The GMIB will terminate upon your death (and no further GMIB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue the Contract. Some GMWBs may be terminated by your spouse on the Continuation Date. For more information, please see “Guaranteed Minimum Income Benefit” beginning on page 223. Similarly, a GMWB will also terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue the Contract. For more information, please see the respective GMWB subsections in this prospectus.

Unless your spouse discontinues the Earnings Protection Benefit on the Continuation Date, charges for the benefit will be deducted even though no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued.

The Special Spousal Continuation Option is available to elect one time on the Contract. However, if you have elected the Pre- s elected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Pre- s elected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the Beneficiary becomes the Owner. If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules. If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

234

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected. Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

TAXES

The following is only general information and is not intended as tax advice to any individual. Additional tax information is included in the SAI. You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified Contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified Contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal, including withdrawals under any GMWB you may elect, or an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments. Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. In contrast, a part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.
The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract. This penalty tax will not apply to any amounts:

•	paid on or after the date you reach age 59 1/2;

•	paid to your Beneficiary after you die;

•	paid if you become totally disabled (as that term is defined in the Code);

•
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

•	paid under an immediate annuity; or

235

•	which come from premiums made prior to August 14, 1982.

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a “designated Beneficiary” is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary and such distributions begin within one year of that Owner's death. The Owner's “designated Beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner's “designated Beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts. The Code also imposes required minimum distributions for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an Owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Code); or

•	experiences hardship. However, in the case of hardship, the Owner can only withdraw the premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

Constructive Withdrawals – Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

•	there was a written agreement providing for payments of the fees solely from the annuity Contract,

236

•	the Contract Owner had no liability for the fees, and

•	the fees were paid solely from the annuity Contract to the adviser.

Extension of Latest Income Date. If you do not annuitize your non-qualified Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes.  The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year of your Latest Income Date.  In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time.  Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

Death Benefits. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

Assignment. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. We believe that the underlying investments are being managed so as to comply with these requirements. A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the Owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, Contract or agreement between the Contract Owner and Jackson regarding the availability of a particular investment option and other than the Contract Owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract currently offers 100 Investment Divisions and at least one Fixed Account Option, and, if more than 99 options are offered, a Contract Owner’s Contract Value can be allocated to no more than 99 variable and fixed options at any one time. The second difference is that the Owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the Owner of a variable contract is to be treated as the Owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

237

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's Beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or

(c)	a hardship withdrawal.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal (DAC) tax charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. If the amount allocated to the Investment Divisions plus the amount allocated to Fixed Account Option is at least $15,000, you can arrange to have a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions and other Fixed Account Options from the one-year Fixed Account Option or any of the Investment Divisions. If the Fixed Account Options are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions. In the case of transfers from the one-year Fixed Account Option or Investment Divisions with a stable unit value to the Investment Divisions, this can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.

There is no charge for Dollar Cost Averaging. Certain restrictions may apply.

Dollar Cost Averaging Plus (DCA+). The DCA+ Fixed Account Option is a “source account” designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Fixed Account Options. The DCA+ Fixed Account Option is credited with an enhanced interest rate. If a DCA+ Fixed Account Option is selected, monies in the DCA+ Fixed Account Option will be systematically transferred to the Investment Divisions or other Fixed Account Options chosen over the DCA+ term selected. There is no charge for DCA+. You should consult your Jackson representative with respect to the current availability of the Fixed Account Options and the availability of DCA+.

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the one year Fixed Account Option, if currently available, and the Money Market Investment Division). There is no charge for Earnings Sweep.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions. There is no charge for Rebalancing.

You may cancel a Dollar Cost Averaging, Earnings Sweep or Rebalancing program using whatever methods you use to change your allocation instructions.

238

Free Look. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it. We will return

•	the Contract Value, plus

•	any fees (other than asset-based fees) and expenses deducted from the premiums, minus

•	any applicable Contract Enhancement recapture charges.

We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract (subject to state variations). We will return premium payments where required by law. In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, we may advertise several types of performance of the Investment Divisions.

•	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•	Standardized average annual total return is calculated in accordance with SEC guidelines.

•
Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features. The deduction of withdrawal charges and/or the charges for optional features would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved Contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

Modification of Your Contract. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a premium payment, withdrawal, or transfer has been completed. This confirmation statement will provide details about the transaction. Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions. If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments. If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings. Jackson and its subsidiaries are defendants in class actions and a number of civil proceedings arising in the ordinary course of business. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

239

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Services
Purchase of Securities Being Offered
Underwriters
Calculation of Performance
Additional Tax Information
Annuity Provisions
Net Investment Factor
Condensed Financial Information
Financial Statements of the Separate Account
Financial Statements of Jackson

240

APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “The Dow®” and “The Dow® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Brookfield® is a registered trademark of Brookfield Asset Management, Inc.; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, the JNL/Mellon Capital DowSM Index Fund, and JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson , but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

Dow Jones, SPDJI and their respective affiliates do not:

•	Sponsor, endorse, sell or promote the Products.

•	Recommend that any person invest in the Products.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

•	Have any responsibility or liability for the administration, management or marketing of the Products.

•	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:

• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;
• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data
• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;
•    Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Total Yield Fund, JNL/S&P Intrinsic Value Fund, JNL Mid 3 Fund and JNL/S&P 4 Fund.

STANDARD & POOR’S ® , S&P ® , S&P 500 ® and, S&P MIDCAP 400 ® are registered trademarks of S&P Global Market Intelligence Inc. or its affiliates and have been licensed for use by Jackson National Life Insurance Company. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a part of S&P Global Market Intelligence. Certain portfolios herein are sub-advised by SPIAS, a registered investment adviser and a wholly owned subsidiary of S&P Global Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS in this document, investors should realize that such information is provided to Jackson National Asset Management, LLC only as a general recommendation. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. The underlying funds of the JNL/S&P 4 Fund are sub-advised by SPIAS. SPIAS does not sub-advise the JNL/S&P 4 Fund. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

SPIAS and its affiliates (collectively, S&P Global) and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively S&P Global Parties) do not guarantee the accuracy, completeness, timeliness or availability of the Content. S&P Global Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an “as is” basis. S&P GLOBAL PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, FREEDOM FROM BUGS, SOFTWARE ERRORS OR DEFECTS, THAT THE CONTENT’S FUNCTIONING WILL BE UNINTERRUPTED OR THAT THE CONTENT WILL OPERATE WITH ANY SOFTWARE OR HARDWARE CONFIGURATION. In no event shall S&P Global Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the Content even if advised of the possibility of such damages.

While SPIAS has obtained information from sources it believes to be reliable, SPIAS does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

S&P Global keeps certain activities of its divisions separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain divisions of S&P Global may have information that is not available to other S&P Global divisions. S&P Global has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P Global Ratings does not contribute to or participate in the provision of investment advice. S&P Global Ratings may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P Global reserves the right to disseminate its opinions and analyses. S&P Global's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P Global publications and third-party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

S&P Global Market Intelligence and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address. SPIAS may consider research and other information from affiliates in making its investment recommendations.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain model portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P Global Ratings. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P Global Ratings.

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

DoubleLine is a registered service mark of DoubleLine Capital LP.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE

CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq® 100 Fund. The JNL/Mellon Capital Nasdaq® 100 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 100 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND , OR THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE

DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND , OR THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, ANY OTHER PERSON OR ENTITY, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS

SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Barclays Capital Inc. and its affiliates ("Barclays") is not the issuer or producer of JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine Shiller Enhanced CAPE Fund. The Shiller Barclays CAPE™ US Sector ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust ("JNLST") as the Issuer of JNL/DoubleLine Shiller Enhanced CAPE Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE US Sector ER USD Index is the licensing of the Shiller Barclays CAPE US Sector ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine Shiller Enhanced CAPE Fund or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund. Additionally, JNLST or JNL/DoubleLine Shiller Enhanced CAPE Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE US Sector ER USD Index in connection with JNL/DoubleLine Shiller Enhanced CAPE Fund investors acquire JNL/DoubleLine Shiller Enhanced CAPE Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE US Sector ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine Shiller Enhanced CAPE Fund. The JNL/DoubleLine Shiller Enhanced CAPE Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine Shiller Enhanced CAPE Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE US Sector ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine Shiller Enhanced CAPE Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine Shiller Enhanced CAPE Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE US Sector ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine Shiller Enhanced CAPE Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE US Sector ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPE US Sector ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Shiller Barclays CAPE US Sector ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE SHILLER ENHANCED CAPE FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

APPENDIX B

CONTRACT ENHANCEMENT RECAPTURE CHARGE PROSPECTUS EXAMPLES

Example 1 using the Base Withdrawal Charge Schedule
$100,000.00 :	Premium
6.00% :	Withdrawal Charge Year 4
4.00% :	Contract Enhancement
2.50% :	Recapture Charge Year 4
5.50% :	Net Return

At end of Year 4
128,837.76 :	Contract Value at end of year 4
100,000.00 :	Net Withdrawal requested

28,837.76 :	Earnings
77,772.94 :	Premium withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
106,610.70 :	Total Gross Withdrawal

106,610.70 :	Total Gross Withdrawal
-4,666.38 :	Withdrawal Charge
-1,944.32 :	Recapture Charge
100,000.00 :	Total Net Withdrawal

Example 2 using the Base Withdrawal Charge Schedule
10/1/05
100,000.00 :	Premium
7.00% :	Withdrawal Charge Contribution Year 3
2.50% :	Recapture Charge Contribution Year 3
12/1/05
100,000.00 :	Premium
8.00% :	Withdrawal Charge Contribution Year 2
4.00% :	Recapture Charge Contribution Year 2

4.00% :	Contract Enhancement
0.00% :	Net Return

11/1/07
208,000.00 :	Contract Value
150,000.00 :	Net Withdrawal Requested

8,000.00 :	Earnings
12,000.00 :	10% Additional Free Withdrawal amount
100,000.00 :	Premium 1 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
44,886.36 :	Premium 2 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
164,886.36 :	Total Gross Withdrawal

164,886.36 :	Total Gross Withdrawal
-7,000.00 :	Withdrawal Charge from Premium 1
-2,500.00 :	Recapture Charge from Premium 1
-3,590.91	Withdrawal Charge from Premium 2
-1,795.45 :	Recapture Charge from Premium 2
150,000.00 :	Total Net Withdrawal

B-1

Example 3 Using The Base Withdrawal Charge Schedule
100,000.00 :	Premium
6.00% :	Withdrawal Charge Year 4
5.00% :	Contract Enhancement
3.00% :	Recapture Charge Year 4
5.50% :	Net Return

At end of Year 4
130,076.59 :	Contract Value at end of year 4
100,000.00 :	Net Withdrawal requested

30,076.59 :	Earnings
76,838.91 :	Premium withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
106,915.50 :	Total Gross Withdrawal

106,915.50 :	Total Gross Withdrawal
-4,610.33 :	Withdrawal Charge
-2,305.17 :	Recapture Charge
100,000.00 :	Total Net Withdrawal

Example 4 Using The Base Withdrawal Charge Schedule
10/1/2001
100,000.00 :	Premium
7.00% :	Withdrawal Charge Contribution Year 3
4.00% :	Recapture Charge Contribution Year 3
12/1/2001
100,000.00 :	Premium
8.00% :	Withdrawal Charge Contribution Year 2
4.50% :	Recapture Charge Contribution Year 2

5.00% :	Contract Enhancement
0.00% :	Net Return

11/1/2003
210,000.00 :	Contract Value
150,000.00 :	Net Withdrawal Requested

10,000.00 :	Earnings
10,000.00 :	Additional Free
100,000.00 :	Premium 1 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
46,857.14 :	Premium 2 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
166,857.14 :	Total Gross Withdrawal

166,857.14 :	Total Gross Withdrawal
-7,000.00 :	Withdrawal Charge from Premium 1
-4,000.00 :	Recapture Charge from Premium 1
-3,748.57 :	Withdrawal Charge from Premium 2
-2,108.57 :	Recapture Charge from Premium 2
150,000.00 :	Total Net Withdrawal

B-2

APPENDIX C

FINANCIAL INSTITUTION SUPPORT

Below is a complete list of Financial Institutions that received marketing and distribution and/or administrative support in 2016 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products.

1st Global Capital Corporation	Cadaret, Grant & Co., Inc.	David A. Noyes & Co.
Accelerated Capital Group, Inc.	Calton & Associates, Inc.	Dempsey Lord Smith, LLC
Advisory Group Equity Services, Ltd.	Cambridge Investment Research, Inc.	Dominion Investor Services
Allegheny Investments, Ltd.	Cantella & Company, Inc.	Dorsey and Company, Inc.
Allegiance Capital, LLC	Cape Securities, Inc.	Dougherty & Company, Inc.
Allegis Investment Services	Capfinancial Securities, Inc.	Duncan Williams, Inc.
Allen & Company of Florida, Inc.	Capital City Securities	EDI Financial, Inc.
Allied Beacon Partners, Inc.	Capital Financial Services	Edward Jones & Company
American Capital	Capital Investment Group, Inc.	Equable Securities Corporation
American Equity Investment Corp	Capital One Securities	Equity Services, Inc.
American Independent Securities Group, LLC	Capitol Securities Management, Inc.	Essex National Securities, Inc.
American Portfolios Financial Services, Inc.	Cary Street Partners, LLC	Feltl and Company
Ameriprise Advisor Services, Inc.	CBIZ Financial Solutions	Fifth Third Securities
Ameritas Investment Corporation	CCF Investments, Inc.	Financial Security Management
Arete Wealth Management, LLC	Centaurus Financial, Inc.	Financial West Investment Group
Arque Capital, Ltd.	Center Street Securities, Inc.	First Allied Securities, Inc.
Arvest Asset Management	Century Securities & Associates, Inc.	First Brokerage America, LLC
Associated Insurance Services	Ceros Financial Services, Inc.	First Citizens Investor Services
Aurora Capital, LLC	Cetera Advisor Networks, LLC	First Financial Equity Corporation
Ausdal Financial Partners, Inc.	Cetera Advisors, LLC	First Heartland Capital, Inc.
Avalon Investment & Securities Group, Inc.	Cetera Financial Specialists, LLC	First Republic Securities Company
AXA Advisors, LLC	Cetera Investment Services, LLC	First Western Securities, Inc.
B.C. Ziegler & Company	CFD Investments, Inc.	Foothill Securities, Inc.
BancWest Investment Services, Inc.	Chelsea Financial Services	Foresters Equity Services, Inc.
Bankers Life Securities, Inc.	Citigroup Global Markets, Inc.	Fortune Financial Services, Inc.
BB&T Securities, LLC	Citizens Investment Services	Founders Financial Securities, LLC
BBVA Compass Investment Solutions, Inc.	Client One Securities, LLC	FSC Securities Corporation
BCG Securities, Inc.	Coastal Equities, Inc.	FTB Advisors, Inc.
Beaconsfield Financial Services	Commonwealth Financial Network	G. W. Sherwold Associates, Inc.
Benjamin F Edwards & Company	Community America Financial Solutions, LLC	G.A. Repple and Company
Berthel, Fisher & Company Financial Services	Compass Bancshares Ins, Inc.	Garden State Securities
BFT Financial Group, LLC	Comprehensive Asset Management &	Geneos Wealth Management, Inc.
Blakeslee & Blakeslee, Inc.	Servicing, Inc.	Girard Securities, Inc.
BMO Harris Financial Advisors, Inc.	Concorde Investment Services, LLC	Global Brokerage Services, Inc.
BOK Financial Securities, Inc.	Coordinated Capital Securities, Inc.	GLP Investment Services, LLC
Bolton Global Capital	Country Capital Management Company	GLS & Associates, Inc.
BOSC, Inc.	Crescent Securities Group	Gradient Securities, LLC
Bristol Financial Services, Inc.	Crown Capital Securities, L.P.	Great Nation Investment Corporation
Broker Dealer Financial Services Corporation	Crystal Bay Securities	GWN Securities, Inc.
Brokers International Financial Services, LLC	CUNA Brokerage Services, Inc.	H Beck, Inc.
Brooklight Place Securities	CUSO Financial Services, Inc.	H.D. Vest Investment Securities, Inc.
Bruce A. Lefavi Securities, Inc.	Cutter & Company	Hantz Financial Services
Bruderman Brothers	D. A. Davidson & Company	Harbor Financial Services, LLC
Buckman, Buckman & Reid, Inc.	Davenport & Company, LLC	Harbour Investments, Inc.

Harger and Company, Inc.	Lincoln Financial Advisors Corporation	OneAmerica Securities, Inc.
Hazard & Siegel, Inc.	Lincoln Financial Securities Corporation	Oppenheimer & Company, Inc.
HBW Securities, LLC	Lincoln Investment Planning, Inc.	Packerland Brokerage Services
Hefren-Tillotson, Inc.	Lion Street Financial, LLC	Paradigm Equities, Inc.
Hilltop Securities, Inc.	Lombard Securities	Park Avenue Securities, LLC
Hornor, Townsend & Kent, Inc.	Long Island Financial Group, Inc.	Parkland Securities, LLC
HSBC Securities	LPL Financial Services	Parsonex Securities, LLC
Huntington Investment Company	Lucia Securities, LLC	Peak Brokerage Services
Huntleigh Securities Corporation	M Griffith Investment Services	Peoples Securities, Inc.
IBN Financial Services, Inc.	M. Holdings Securities, Inc.	PFA Security Asset Management, Inc.
IFS Securities	M&T Securities, Inc.	PlanMember Securities Corporation
IMS Securities, Inc.	Madison Avenue Securities, Inc	PNC Investment, LLC
Independence Capital Company	Maxim Group, LLC	Principal Securities
Independent Financial Group, LLC	McLaughlin Ryder Investments, Inc.	Private Client Services, LLC
Infinex Investments, Inc.	MerCap Securities, LLC	ProEquities, Inc.
Infinity Securities, Inc.	Mercer Allied Company, LP	Prospera Financial Services, Inc.
Innovation Partners, LLC	Merrill Lynch	Pruco Securities, LLC
Institutional Securities Corporation	MetLife Securities, Inc.	PTS Brokerage, LLC
InterCarolina Financial Services, Inc.	Michigan Securities, Inc.	Purshe Kaplan Sterling Investments
International Assets Advisory, LLC	Mid-Atlantic Capital Corporation	Quayle & Company Securities
Intervest International, Inc.	Mid-Atlantic Securities , Inc.	Questar Capital Corporation
INVEST Financial Corporation	MML Investors Services, LLC	Raymond James & Associates, Inc.
Investacorp, Inc.	Moloney Securities Company, Inc.	RBC Capital Markets Corporation
Investment Centers of America, Inc.	Money Concepts Capital Corp	Regulus Advisors, LLC
Investment Network, Inc.	Moors & Cabot, Inc.	Rhodes Securities, Inc.
Investment Planners, Inc.	Morgan Stanley	Robert W. Baird & Company, Inc.
Investment Professional, Inc.	MSI Financial Services	Rogan and Associates
Investors Capital Corporation	Mutual of Omaha Investor Services, Inc.	Royal Alliance Associates
J.W. Cole Financial, Inc.	Mutual Securities, Inc.	Royal Securities Company
James T Borello & Company	Mutual Trust Company of America Securities	Sagepoint Financial, Inc.
Janney, Montgomery Scott, LLC	MWA Financial Services, Inc.	Santander Securities, LLC
JJB Hilliard WL Lyons, LLC	National Planning Corporation	Saxony Securities, Inc.
JP Morgan Securities	National Securities Corporation	SCF Securities, Inc.
JP Turner & Company, LLC	Nations Financial Group, Inc.	Secure Planning, Inc.
K. W. Chambers & Company	Nationwide Planning Associates	Securian Financial Services, Inc.
Kalos Capital, Inc.	Nationwide Securities, LLC	Securities America, Inc.
Kestra Investment Services, Inc./NFP	Navy Federal Brokerage Services, LLC	Securities Equity Group
Securities, Inc.	NBC Securities, Inc.	Securities Management & Research, Inc.
Key Investment Services	Newbridge Securities Corporation	Securities Service Network, Inc.
Kingsbury Capital, Inc.	Next Financial Group, Inc.	Sigma Financial Corporation
KMS Financial Services, Inc.	NIA Securities, LLC	Signal Securities, Inc.
Kovack Securities, Inc.	North Ridge Securities Corporation	Signator Investors, Inc.
L. M. Kohn & Company, Inc.	Northeast Securities, Inc.	Signature Securities Group Corporation
Lasalle St. Securities, LLC	Northwestern Mutual Investment Services, LLC	SII Investments, Inc.
Legend Equities Corporation	NPB Financial Group, LLC	Silver Oak Securities
Leigh Baldwin & Company	NY Life Securities, Inc.	Sorrento Pacific Financial, LLC
Lesko Securities, Inc.	Oak Tree Securities, Inc.	Southeast Investments, N.C., Inc.
Liberty Partners Financial Services, LLC	Oakbridge Financial Services	Southwestern/Great American
LifeMark Securities Corporation	Ohanesian & Lecours, Inc.	Spire Securities

St. Bernard Financial Services, Inc.	Woodbury Financial Services, Inc.
Sterne Agee Financial Services, Inc.	Woodmen Financial Services, Inc.
Stifel Nicolaus & Company, Inc.	World Equity Group, Inc.
Summit Brokerage Services, Inc.	Wunderlich Securities, Inc.
Sunset Financial Services, Inc.	WWK Investments, Inc.
SunTrust Investment Services, Inc.
SWBC Investment Services
SWS Financial Services, Inc.
Symphonic Securities, LLC
Synovus Securities, Inc.
Tandem Securities, Inc.
Taylor Capital Management
Teckmeyer Financial Services
TFS Securities, Inc.
The Investment Center, Inc.
The Leaders Group, Inc.
The O.N. Equity Sales Company
The Strategic Financial Alliance, Inc.
The Windmill Group
Thrivent Financial
Thurston, Springer, Miller, Herd and Titak, Inc.
Transamerica Financial Advisors, Inc.
Triad Advisors, Inc.
Trustmont Financial Group, Inc.
UBS Financial Services, Inc.
Uhlmann Price Securities
UMB Insurance, Inc.
UnionBanc Investment Services, LLC
United Planners Financial Services of America
Univest Insurance, Inc.
US Bancorp Investments, Inc.
USA Financial Securities Corporation
Valic Financial Advisors, Inc.
ValMark Securities, Inc.
Vanderbilt Securities, LLC
Veritrust
Voya Financial Advisors, Inc
VSR Financial Services, Inc.
Waddell & Reed, Inc.
Wall Street Financial Group
Wayne Hummer Investments, LLC
Wedbush Securities, Inc.
Wellington Shields & Company, LLC
Wells Fargo Advisors, LLC
Wescom Financial Services, LLC
Western Equity Group
Westport Capital Markets
WFG Investments, Inc.

APPENDIX D

GMAB PROSPECTUS EXAMPLES

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT AND RE-ELECTIONS OF THE GMAB ARE NO LONGER PERMITTED.

Unless otherwise specified, the following examples assume you elected a GMAB with a Guarantee Period of 10 years when you purchased your Contract, on your application you chose to allocate 80% of your Premium to the Investment Divisions and 20% to the 5 Year Fixed Account Option (with a crediting rate of 3.25%), the required allocation percentage to the GMAB Fixed Account is 30%, the crediting rate for the GMAB Fixed Account is 3.50%, no other optional benefits were elected, your initial premium payment was $100,000. All partial withdrawals include any applicable withdrawal charges.

Example 1: At election, a percentage of your funds is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is determined.

•	If the GMAB is elected at issue:

◦	$30,000 is allocated to the GMAB Fixed Account, which is 30% of your initial Premium payment.

◦	$56,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your initial Premium Payment.

◦	$14,000 is allocated to the 5 Year Fixed Account Option, which is 20% of the remaining 70% of your initial Premium Payment.

◦	Your Guaranteed Value is $100,000, which is your initial Premium payment.

Example 2: Upon payment of a subsequent Premium within 90 days of the Issue Date of the Contract, a percentage of your Premium payment is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is re-determined. Your Guaranteed Value is subject to a maximum of $5 million.

•	Example 2a: If you make an additional Premium payment of $50,000 and your Guaranteed Value is $100,000:

◦	$15,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.

◦	$28,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.

◦	$7,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.

◦	Your Guaranteed Value is $150,000, which is your additional Premium payment plus the Guaranteed Value before your additional Premium Payment.

•	Example 2b: If you make an additional Premium payment of $4,950,000 and your Guaranteed Value is $100,000:

◦	$1,485,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.

◦	$2,772,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.

◦	$693,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.

◦	Your Guaranteed Value is $5,000,000, which is the maximum since your additional Premium payment plus the Guaranteed Value before your additional Premium Payment exceeds the maximum of $5,000,000.

•	Note:

◦	An initial Contract Value that exceeds the Guaranteed Value at the beginning of the Guarantee Period diminishes the value of the GMAB.

Example 3: If you take a partial withdrawal of $15,000 at the end of the third Contract Year, while the GMAB is in effect, the GMAB Fixed Account value, Fixed Account Option values, Separate Account Contract Value and Guaranteed Value are re-determined.

•
Example 3a: If your Separate Account Contract Value is $65,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $113,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

◦	$4,389.17 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $28,872.37.

◦	$8,577.36 is deducted from your Investment Divisions and the new Separate Account Contract Value is $56,422.64.

◦	$2,033.47 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $13,376.37

◦	Your total new Contract Value is $98,671.38.

◦
Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $98,671.38 divided by $113,671.38 (87%). The new Guaranteed Value is 87% of the original Guaranteed Value, which is $86,804.07.

•
Example 3b: If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $78,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

◦	$6,341.86 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $26,919.67.

◦	$5,720.00 is deducted from your Investment Divisions and the new Separate Account Contract Value is $28,280.00.

◦	$2,938.14 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $12,471.70.

◦	Your total new Contract Value is $63,671.38.

◦
Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $63,671.38 divided by $78,671.38 (81%). The new Guaranteed Value is 81% of the original Guaranteed Value, which is $80,933.35.

◦
Note: This example illustrates that, when the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal reduces the GV by a dollar amount that is greater than the dollar amount withdrawn.

•	Note:

◦	As examples 3a and 3b together illustrate, the impact of a withdrawal on the Guaranteed Value in a down market is greater than that in an up market.

◦
Withdrawals from the Fixed Account Options and the GMAB Fixed Account may be subject to an Excess Interest Adjustment. Withdrawal charges may also apply and the net withdrawal may be less than $15,000.

Example 4: If you terminate your GMAB on your seventh Contract Anniversary, the entire GMAB Fixed Account value is automatically transferred to the Investment Divisions and Fixed Account Options according to your specified premium allocations. The amount transferred from the GMAB Fixed Account is subject to an Excess Interest Adjustment.

•
Example 4a: If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $38,168.38 and your 5 Year Fixed Account Option value is $17,512.92 for a total Contract Value of $100,681.30 just before you terminate your GMAB and the crediting rate for a new 10 Year GMAB Fixed Account is 4.00%:

◦
$38,168.38 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0. The amount transferred is subject to an Excess Interest Adjustment, which reduces the amount transferred by $1,085.29 for a net transfer of $37,083.09

◦	$29,666.47 is transferred to the Investment Divisions, which is 80% of the net transfer from the GMAB Fixed Account. Your new Separate Account Contract Value is $74,666.47.

◦	$7,416.62 is transferred to a 5 Year Fixed Account Option, which is 20% of the net transfer from the GMAB Fixed Account. Your new Fixed Account Option value is $24,929.54

◦	Your total new Contract Value is $99,596.01.

Example 5: At the end of the Guarantee Period, the excess of the Guaranteed Value over the Contract Value, if any, is credited to your Contract Value according to your specified premium allocations.

•
Example 5a: If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you do not request to re-elect the GMAB:

◦	The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.

◦	$1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.

◦	$6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.

◦	Your total new Contract Value is $100,000.

◦	$42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.

◦	$8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $29,421.21.

◦	$33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $70,578.79.

◦	Your new Guaranteed Value is $0 and your GMAB charges cease.

•
Example 5b: If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you request to re-elect the GMAB:

◦	The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.

◦	$1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.

◦	$6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.

◦	Your total new Contract Value is $100,000.

◦	$12,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $30,000, which is 30% of your Contract Value.

◦	$2,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $23,421.21.

◦	$9,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $46,578.79.

◦	Your new Guaranteed Value is $100,000.

•
Example 5c: If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you do not request to re-elect the GMAB:

◦	The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.

◦	Your total Contract Value is $106,594.48.

◦	$42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.

◦	$8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $27,740.11.

◦	$33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $78,854.37.

◦	Your new Guaranteed Value is $0 and your GMAB charges cease.

•
Example 5d: If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you request to re-elect the GMAB:

◦	The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.

◦	Your total Contract Value is $106,594.48.

◦	$10,339.62 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $31,978.34, which is 30% of your Contract Value.

◦	$2,067.92 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $21,344.44.

◦	$8,271.70 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $53,271.70.

◦	Your new Guaranteed Value is $106,594.48.

APPENDIX E

GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the bonus percentage (if applicable) is 7%. The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus. If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage.

Example 1: At election, your GWB is set and your GAWA is determined based on that value.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Example 1b: If the GMWB is elected after issue when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪
Example 1c: If the GMWB is elected after issue or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s	If your endorsement contains a varying benefit percentage:

–
Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.

–
If your endorsement allows for re-determination of the GAWA%, your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract.

s	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.

s	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision, your initial 200% GWB adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a 400% Guaranteed Withdrawal Balance Adjustment provision, your initial 400% GWB adjustment is set equal to 400% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB death benefit is set equal to your initial GWB.

Example 2: If your endorsement contains a varying benefit percentage, your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
If your endorsement allows for re-determination of the GAWA%, your GAWA% will be re-determined based on your attained age if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

E-1

Example 3: Upon payment of a subsequent Premium, your GWB and GAWA are re-determined. Your GWB is subject to a maximum of $5,000,000.

▪	Example 3a: If you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:

s	Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

▪	Example 3b: If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	If your endorsement contains a varying benefit percentage:

–
Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined. If your endorsement allows for re-determination of the GAWA%, your BDB is increased by the Premium payment.

s	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.

s	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision:

–
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 3a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 200% of the additional premium payment. The resulting 200% GWB adjustment is $200,000 + $100,000 = $300,000.

–
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 100% of the additional premium payment. The resulting 200% GWB adjustment is $200,000 + $50,000 = $250,000.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is increased by the Premium payment, subject to a maximum of $5,000,000.

Example 4: Upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified contracts that permit withdrawals in excess of the GAWA to equal your RMD), your GWB and GAWA are re-determined.

▪	Example 4a: If you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 4b: If you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

E-2

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit may be reduced. In the case where your GMWB death benefit is reduced for all withdrawals, it will be reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

s	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: Upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4), your GWB and GAWA are re-determined.

▪	Example 5a: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $91,200, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

–
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($130,000 - $10,000 = $120,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date. Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($120,000*0.05 = $6,000). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there

E-3

are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $90,250, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB). In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $85,500, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the

E-4

Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

-
Otherwise, your new GWB is $45,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($55,000 - $10,000 = $45,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $2,250, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($45,000*0.05 = $2,250). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $2,250, which is 5% of your new GWB ($45,000*0.05 = $2,250), If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your endorsement contains a varying benefit percentage and allows for re-determination of your GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is recalculated to equal the lesser of 1) your bonus base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit will be reduced. In the case where your GMWB Death Benefit is reduced for all withdrawals, the GMWB Death Benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA. Otherwise, your GMWB Death Benefit is only reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

s	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

E-5

Example 6: Upon step-up, your GWB and GAWA are re-determined. (This example only applies if your endorsement contains a Step-Up provision.)

▪	Example 6a: If at the time of step-up your Contract Value (or highest quarterly contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).

s
If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
However, if your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•	Your GAWA% is set to 6%, since your Contract Value (or highest quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

–
If your endorsement allows for the Bonus Period to re-start and you have not passed your Contract Anniversary immediately following your 80th birthday, (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

▪	Example 6b: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB. However, in this case, it is assumed that your initial Premium is $100,000. Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%. In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($90,000).

E-6

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Even if your endorsement allows the Bonus Period to re-start, your Bonus Period will not re-start since your bonus base has not been increased due to the step-up.

▪	Notes:

s
Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up. If the charge does increase, a separate calculation would be recommended to establish if the step-up is beneficial.

s
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

s
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

s	If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since step-ups do not impact the GWB adjustment.

s	If your endorsement contains a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since step-ups do not impact the GMWB death benefit.

s
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values. The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

Example 7: Impact of the order of transactions. (This example only applies if your endorsement contains a Step-Up provision.)

▪
Example 7a: If prior to any transactions your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (or highest quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will restart since your bonus base has been increased due to the step-up.

–
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

E-7

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

–
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:

s
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.

s
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

s
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

s	If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the withdrawal (if not previously determined).

-
If your endorsement allows for re-determination of the GAWA%, the GAWA% is re-determined upon step-up if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.

s	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.

s
If your endorsement contains a GMWB Death Benefit provision, the GMWB death benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB death benefit may be reduced for the withdrawal.

s
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values. The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

E-8

s	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: Upon application of the Guaranteed Withdrawal Balance Bonus, your GWB and GAWA are re-determined. (This example only applies during the Bonus Period if your endorsement contains a Guaranteed Withdrawal Balance Bonus provision.)

▪	Example 8a: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your bonus base ($100,000 + $100,000*0.07 = $107,000).

s	Your GAWA for the next year is recalculated to equal $5,350, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($107,000*0.05 = $5,350).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your bonus base ($90,000 + $100,000*0.07 = $97,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your bonus base is not recalculated upon the application of the bonus to your GWB.

s
If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not impacted by the application of the bonus.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since the GWB adjustment is not impacted by the application of the bonus.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since the GMWB death benefit is not impacted by the application of the bonus.

s	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

Example 9: For Life Guarantee becomes effective after the effective date of the endorsement. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: If on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

E-9

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: If your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:

s
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 9c: If on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
If your endorsement is effective on or after 03/31/2008, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option). If your endorsement is effective prior to 03/31/2008, your reset date is the Contract Anniversary on or immediately following your 65th birthday (or the youngest Covered Life’s 65th birthday if your endorsement is a For Life GMWB with Joint Option).

Example 10: For Life Guarantee on a For Life GMWB with Joint Option. (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	If at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date. Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a for Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

E-10

▪	Notes:

s
If your endorsement is effective on or after 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2. If your endorsement is effective prior to 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life’s 65th birthday.

s	If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged at the time of continuation.

Example 11: Upon application of the 200% Guaranteed Withdrawal Balance Adjustment, your GWB is re-determined. (This example only applies if your endorsement contains a 200% Guaranteed Withdrawal Balance Adjustment or a 400% Guaranteed Withdrawal Balance Adjustment provision. If your endorsement contains a 400% Guaranteed Withdrawal Balance Adjustment provision, the examples below still apply, given that you replace the 200% in each of the calculations with 400%)

▪	Example 11a: If on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($160,000) or 2) the 200% GWB adjustment ($200,000).

▪	Example 11b: If on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($210,000) or 2) the 200% GWB adjustment ($200,000).

▪	Notes:

s	The 200% GWB adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your bonus base since the bonus base is not impacted by the 200% GWB adjustment.

s	If your endorsement allows for re-determination of the GAWA%, no adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.

s	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB death benefit since the GMWB death benefit is not impacted by the 200% GWB adjustment.

Example 12: On each Contract Monthly Anniversary, funds are transferred to or from the GMWB Fixed Account via the formulas defined in the Transfer of Assets Methodology in Appendix F. The annuity factors referenced in this example are also found in Appendix F. (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 12a: If on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

s	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).

s
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

s
Since the ratio (91.56%) is greater than the upper breakpoint (83%), funds are transferred from the Investment Divisions and the Fixed Account Options to the GMWB Fixed Account. The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

s	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).

s
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

E-11

s
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 12b: If on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).

s
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

s
Since the ratio (73.98%) is less than the lower breakpoint (77%), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

s	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).

s
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

s
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 12c: If on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).

s	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.

s
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

s	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).

s
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

s
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:

s
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

s
The amount transferred from each Investment Division and Fixed Account Option to the GMWB Fixed Account will be in proportion to their current value. The amount transferred to each Investment Division and Fixed Account Option will be based on your most current premium allocation instructions.

s	Funds transferred out of the Fixed Account Option(s) will be subject to an Excess Interest Adjustment (if applicable).

s	No adjustments are made to the GWB, the GAWA, the bonus base, the GWB adjustment, or the GMWB death benefit as a result of the transfer.

E-12

APPENDIX F

LIFEGUARD SELECT GMWB
AND LIFEGUARD SELECT WITH JOINT OPTION GMWB
TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB’s benefits. If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner's (or oldest Joint Owner's) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than the lower breakpoint of 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or

2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than the upper breakpoint of 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or

2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

F-1

LifeGuard Select
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76
106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40

F-2

108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

**The age of the Owner as of the effective date or the most recent Contract Anniversary. All Owners aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

F-3

LifeGuard Select with Joint Option
Transfer of Assets Provision
Annuity Factors

Age*		Contract Monthly Anniversary
	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.24	15.23	15.21	15.19	15.17	15.16	15.14	15.12	15.10	15.09	15.07
66	15.05	15.03	15.01	14.99	14.97	14.95	14.94	14.92	14.90	14.88	14.86	14.84
67	14.82	14.81	14.79	14.78	14.77	14.75	14.74	14.73	14.71	14.70	14.69	14.67
68	14.66	14.64	14.63	14.61	14.59	14.58	14.56	14.54	14.53	14.51	14.49	14.48
69	14.46	14.44	14.43	14.41	14.39	14.38	14.36	14.34	14.33	14.31	14.29	14.28
70	14.26	14.24	14.22	14.20	14.18	14.16	14.14	14.12	14.10	14.08	14.06	14.04
71	14.02	14.00	13.98	13.96	13.93	13.91	13.89	13.87	13.85	13.83	13.80	13.78
72	13.76	13.74	13.72	13.70	13.67	13.65	13.63	13.61	13.59	13.57	13.54	13.52
73	13.50	13.48	13.46	13.43	13.41	13.39	13.37	13.34	13.32	13.30	13.28	13.25
74	13.23	13.20	13.18	13.15	13.13	13.10	13.08	13.05	13.02	13.00	12.97	12.95
75	12.92	12.88	12.84	12.81	12.77	12.73	12.69	12.65	12.61	12.58	12.54	12.50
76	12.46	12.42	12.38	12.34	12.30	12.26	12.22	12.17	12.13	12.09	12.05	12.01
77	11.97	11.93	11.89	11.86	11.82	11.78	11.74	11.70	11.66	11.63	11.59	11.55
78	11.51	11.47	11.43	11.39	11.35	11.31	11.28	11.24	11.20	11.16	11.12	11.08
79	11.04	11.00	10.96	10.93	10.89	10.85	10.81	10.77	10.73	10.70	10.66	10.62
80	10.58	10.54	10.50	10.46	10.42	10.38	10.35	10.31	10.27	10.23	10.19	10.15
81	10.11	10.07	10.04	10.00	9.96	9.93	9.89	9.85	9.82	9.78	9.74	9.71
82	9.67	9.63	9.60	9.56	9.52	9.49	9.45	9.41	9.38	9.34	9.30	9.27
83	9.23	9.19	9.16	9.12	9.08	9.05	9.01	8.97	8.94	8.90	8.86	8.83
84	8.79	8.76	8.72	8.69	8.65	8.62	8.59	8.55	8.52	8.48	8.45	8.41
85	8.38	8.35	8.31	8.28	8.24	8.21	8.18	8.14	8.11	8.07	8.04	8.00
86	7.97	7.94	7.90	7.87	7.84	7.80	7.77	7.74	7.70	7.67	7.64	7.60
87	7.57	7.54	7.51	7.48	7.44	7.41	7.38	7.35	7.32	7.29	7.25	7.22
88	7.19	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86
89	6.83	6.80	6.77	6.74	6.71	6.68	6.66	6.63	6.60	6.57	6.54	6.51
90	6.48	6.45	6.43	6.40	6.37	6.34	6.32	6.29	6.26	6.23	6.21	6.18
91	6.15	6.12	6.10	6.07	6.04	6.01	5.99	5.96	5.93	5.90	5.88	5.85
92	5.82	5.80	5.77	5.75	5.72	5.70	5.67	5.65	5.62	5.60	5.57	5.55
93	5.52	5.50	5.47	5.45	5.42	5.40	5.37	5.35	5.32	5.30	5.27	5.25
94	5.22	5.20	5.17	5.15	5.12	5.10	5.08	5.05	5.03	5.00	4.98	4.95
95	4.93	4.91	4.88	4.86	4.84	4.81	4.79	4.77	4.74	4.72	4.70	4.67
96	4.65	4.63	4.60	4.58	4.56	4.53	4.51	4.49	4.46	4.44	4.42	4.39
97	4.37	4.35	4.33	4.30	4.28	4.26	4.24	4.21	4.19	4.17	4.15	4.12
98	4.10	4.08	4.05	4.03	4.01	3.98	3.96	3.94	3.91	3.89	3.87	3.84
99	3.82	3.80	3.78	3.75	3.73	3.71	3.69	3.66	3.64	3.62	3.60	3.57
100	3.55	3.53	3.51	3.48	3.46	3.44	3.42	3.39	3.37	3.35	3.33	3.30
101	3.28	3.26	3.24	3.21	3.19	3.17	3.15	3.12	3.10	3.08	3.06	3.03
102	3.01	2.99	2.97	2.94	2.92	2.90	2.88	2.85	2.83	2.81	2.79	2.76
103	2.74	2.72	2.70	2.68	2.65	2.63	2.61	2.59	2.57	2.55	2.52	2.50
104	2.48	2.46	2.44	2.42	2.40	2.38	2.36	2.33	2.31	2.29	2.27	2.25
105	2.23	2.21	2.19	2.17	2.15	2.13	2.11	2.08	2.06	2.04	2.02	2.00
106	1.98	1.96	1.94	1.92	1.90	1.88	1.86	1.84	1.82	1.80	1.78	1.76
107	1.74	1.72	1.70	1.68	1.66	1.64	1.63	1.61	1.59	1.57	1.55	1.53
108	1.51	1.49	1.48	1.46	1.44	1.42	1.41	1.39	1.37	1.35	1.34	1.32
109	1.30	1.28	1.27	1.25	1.23	1.21	1.20	1.18	1.16	1.14	1.13	1.11
110	1.09	1.08	1.07	1.06	1.04	1.03	1.02	1.01	1.00	0.99	0.97	0.96

F-4

111	0.95	0.94	0.93	0.92	0.90	0.89	0.88	0.87	0.86	0.85	0.83	0.82
112	0.81	0.80	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70
113	0.69	0.68	0.67	0.66	0.65	0.64	0.64	0.63	0.62	0.61	0.60	0.59
114	0.58	0.57	0.56	0.55	0.54	0.53	0.53	0.52	0.51	0.50	0.49	0.48
115	0.47	0.43	0.39	0.35	0.31	0.27	0.24	0.20	0.16	0.12	0.08	0.04

* The age of the youngest Covered Life as of the effective date of the endorsement or the most recent Contract Anniversary. A Covered Life aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

F-5

APPENDIX G

ACCUMULATION UNIT VALUES

The tables reflect the Accumulation Unit values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated – for a base Contract (with no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements. The tables do not provide partial year information. The tables provide Accumulation Unit values and the number of Accumulation Units outstanding only if that information is available throughout the period. Where Accumulation Unit values and the number of Accumulation Units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

If the annualized charge for your Contract falls between the charge for a base Contract and a Contract with the most expensive combination of charges and optional endorsements, information about the values of all remaining Accumulation Units is available in the SAI. Contact the Annuity Service Center to request your copy of the SAI free of charge. Our contact information is on the cover page of the prospectus. Also, please ask about the more timely Accumulation Unit values that are available for each Investment Division.

The Accumulation Unit value information for JNL/PPM America Total Return Fund (JNL Series Trust) includes historical information from the JNL/PPM America Total Return Fund (JNL Investors Series Trust) for periods before the merger of JNL/PPM America Total Return Fund (JNL Investors Series Trust) into JNL/PPM America Total Return Fund (JNL Series Trust), effective April 25, 2016.

Set forth below are fund changes and additions since the September 19, 2016 Supplement to the Prospectus dated April 25, 2016, for your information in reviewing Accumulation Unit information.

The following fund name changes are effective April 24, 2017 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Capital Guardian Global Balanced Fund to JNL/American Funds Balanced Fund
JNL/Franklin Templeton Global Growth Fund to JNL/Franklin Templeton Global Fund
JNL/Goldman Sachs Mid Cap Value Fund to JNL/MFS Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund to JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/WMC Money Market Fund to JNL/WMC Government Money Market Fund

The following fund mergers are effective April 24, 2017:

JNL Series Trust
JNL/Morgan Stanley Mid Cap Growth Fund merged into JNL/T. Rowe Price Mid-Cap Growth Fund

JNL Variable Fund LLC
JNL/Mellon Capital S&P ® 24 Fund merged into JNL/Mellon Capital JNL 5 Fund

Effective April 24, 2017, there are new Investment Divisions for which Accumulation Unit information is not yet available. The new Investment Divisions invest in the following Funds:

JNL Series Trust
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund

Jackson Variable Series Trust
JNL/T. Rowe Price Capital Appreciation Fund

G-1

Accumulation Unit Values
Base Contract - 1.25%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$17.06	$17.59	$17.53	$16.21	$14.79	$15.84	$13.84	N/A	N/A	N/A
End of period	$17.39	$17.06	$17.59	$17.53	$16.21	$14.79	$15.84	N/A	N/A	N/A
Accumulation units outstanding at the end of period	217	1,247	3,329	5,378	5,416	5,465	4,281	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.30	$16.89	$16.73	$14.87	$13.55	$14.08	$12.61	N/A	N/A	N/A
End of period	$17.07	$16.30	$16.89	$16.73	$14.87	$13.55	$14.08	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,049	2,651	7,919	8,549	14,936	16,123	11,058	N/A	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.69	$17.29	$17.19	$15.47	$14.07	$14.82	$13.12	N/A	N/A	N/A
End of period	$17.34	$16.69	$17.29	$17.19	$15.47	$14.07	$14.82	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,443	14,685	14,686	17,431	23,682	28,882	24,944	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.69	$17.25	$17.15	$15.74	$14.37	$15.26	N/A	N/A	N/A	N/A
End of period	$17.16	$16.69	$17.25	$17.15	$15.74	$14.37	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,220	4,756	5,637	4,481	3,220	2,177	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$38.43	$40.83	$40.22	$31.21	$27.76	$28.78	$21.48	$16.05	$26.34	$23.80
End of period	$40.14	$38.43	$40.83	$40.22	$31.21	$27.76	$28.78	$21.48	$16.05	$26.34
Accumulation units outstanding at the end of period	1,520	3,218	2,797	3,031	4,887	6,150	10,343	7,795	7,624	2,585

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.86	$18.85	$19.06	$14.36	$12.36	$12.87	$10.27	$7.78	$11.79	$12.72
End of period	$20.61	$16.86	$18.85	$19.06	$14.36	$12.36	$12.87	$10.27	$7.78	$11.79
Accumulation units outstanding at the end of period	4,089	2,828	3,672	10,190	15,455	14,861	13,872	14,779	15,653	14,327

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.94	$12.11	$11.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.66	$11.94	$12.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,761	2,713	1,870	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.96	$16.72	$14.72	$11.26	$10.05	$10.30	N/A	N/A	N/A	N/A
End of period	$18.66	$15.96	$16.72	$14.72	$11.26	$10.05	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,887	3,922	6,624	4,633	895	1,031	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.10	$10.68	$10.69	$11.15	$10.68	$10.36	N/A	N/A	N/A	N/A
End of period	$10.21	$10.10	$10.68	$10.69	$11.15	$10.68	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	393	447	3,070	3,501	3,360	2,579	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.84	$13.01	$12.94	$10.24	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.91	$12.84	$13.01	$12.94	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,302	1,309	1,514	1,524	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.45	$16.49	$15.16	$11.55	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$18.05	$16.45	$16.49	$15.16	$11.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,603	1,605	1,723	1,802	1,557	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.35	$12.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.56	$11.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	419	790	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.45	$10.97	$12.10	$11.05	$9.54	$11.27	N/A	N/A	N/A	N/A
End of period	$10.83	$10.45	$10.97	$12.10	$11.05	$9.54	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	2,127	2,417	2,436	2,458	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.74	$12.05	$11.98	$10.61	$9.80	$10.32	N/A	N/A	N/A	N/A
End of period	$12.05	$11.74	$12.05	$11.98	$10.61	$9.80	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,746	3,770	5,392	5,202	1,539	5,773	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.14	$9.48	$11.19	$10.35	$10.40	$11.36	$9.80	$6.62	$13.73	N/A
End of period	$8.92	$7.14	$9.48	$11.19	$10.35	$10.40	$11.36	$9.80	$6.62	N/A
Accumulation units outstanding at the end of period	2,413	3,428	5,474	8,703	7,547	20,305	18,051	11,528	15,706	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$44.64	$42.55	$39.57	$28.83	$26.39	$26.52	$23.83	$17.90	$30.66	$28.29
End of period	$44.28	$44.64	$42.55	$39.57	$28.83	$26.39	$26.52	$23.83	$17.90	$30.66
Accumulation units outstanding at the end of period	6,564	6,217	7,147	12,893	13,843	20,354	19,304	24,583	24,680	10,138

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.61	$15.68	$14.79	$12.13	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$14.02	$12.61	$15.68	$14.79	$12.13	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,350	—	328	—	124	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.90	$14.29	$14.39	$12.61	$11.30	$12.01	$11.15	$9.22	$13.02	$12.21
End of period	$14.51	$13.90	$14.29	$14.39	$12.61	$11.30	$12.01	$11.15	$9.22	$13.02
Accumulation units outstanding at the end of period	778	836	1,063	2,379	5,378	21,871	6,380	8,660	8,893	17,060

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$13.43	$14.10	$15.96	$13.30	$11.50	$13.36	$12.57	$9.78	$17.84	$16.14
End of period	$13.26	$13.43	$14.10	$15.96	$13.30	$11.50	$13.36	$12.57	$9.78	$17.84
Accumulation units outstanding at the end of period	7,318	8,433	10,594	13,684	16,176	21,440	25,923	28,144	37,975	46,303

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$26.49	$27.40	$25.26	$18.93	$16.86	$17.21	$15.58	$11.79	$19.58	$19.71
End of period	$29.83	$26.49	$27.40	$25.26	$18.93	$16.86	$17.21	$15.58	$11.79	$19.58
Accumulation units outstanding at the end of period	616	750	792	3,782	2,331	2,700	2,676	2,824	3,062	3,525

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.36	$13.78	$14.54	$11.90	$10.28	$11.25	N/A	N/A	N/A	N/A
End of period	$12.66	$12.36	$13.78	$14.54	$11.90	$10.28	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,892	1,899	3,494	9,532	7,290	14,293	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.30	$12.20	$12.03	$9.83	$8.58	$8.81	$8.08	$6.29	$9.97	N/A
End of period	$12.66	$11.30	$12.20	$12.03	$9.83	$8.58	$8.81	$8.08	$6.29	N/A
Accumulation units outstanding at the end of period	42,485	49,943	64,947	111,873	119,395	136,564	133,987	148,370	175,333	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.22	$11.06	$11.47	$8.91	$7.39	$7.97	$7.53	$5.83	$9.94	N/A
End of period	$11.16	$10.22	$11.06	$11.47	$8.91	$7.39	$7.97	$7.53	$5.83	N/A
Accumulation units outstanding at the end of period	2,855	3,075	3,676	3,327	2,849	18,905	6,460	3,577	2,079	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.14	$11.77	$11.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.42	$11.14	$11.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	602	605	698	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$13.07	$14.28	$14.02	$12.44	$11.23	$11.09	$9.97	$7.60	$10.95	$10.89
End of period	$14.73	$13.07	$14.28	$14.02	$12.44	$11.23	$11.09	$9.97	$7.60	$10.95
Accumulation units outstanding at the end of period	31,108	34,676	39,499	57,288	69,227	77,599	68,496	73,967	82,654	80,457

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.26	$10.01	$11.19	$8.56	$6.81	$8.05	$6.76	$4.49	N/A	N/A
End of period	$10.02	$10.26	$10.01	$11.19	$8.56	$6.81	$8.05	$6.76	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	105	322	105	1,534	1,720	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.64	$12.37	$11.67	$9.21	$8.21	$8.37	$7.60	$6.07	$9.90	N/A
End of period	$13.30	$11.64	$12.37	$11.67	$9.21	$8.21	$8.37	$7.60	$6.07	N/A
Accumulation units outstanding at the end of period	3,247	3,437	13,572	17,026	22,495	24,228	36,065	38,712	41,686	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$26.45	$26.68	$25.63	$26.23	$24.64	$23.48	$22.09	$19.60	$20.93	$19.80
End of period	$26.67	$26.45	$26.68	$25.63	$26.23	$24.64	$23.48	$22.09	$19.60	$20.93
Accumulation units outstanding at the end of period	19,673	23,171	30,183	40,469	51,598	61,517	67,171	69,396	94,548	109,356

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$11.09	$12.81	$13.64	$14.99	$12.65	$13.43	$11.72	N/A	N/A	N/A
End of period	$11.94	$11.09	$12.81	$13.64	$14.99	$12.65	$13.43	N/A	N/A	N/A
Accumulation units outstanding at the end of period	390	411	433	3,399	3,603	3,923	3,690	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.86	$20.97	$18.77	$14.32	$12.29	$13.31	$10.84	$8.27	$13.11	$12.91
End of period	$21.15	$18.86	$20.97	$18.77	$14.32	$12.29	$13.31	$10.84	$8.27	$13.11
Accumulation units outstanding at the end of period	2,913	3,274	3,600	7,496	8,593	8,671	17,024	17,336	17,408	24,980

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$13.17	$13.57	$12.07	$9.10	$7.71	$8.73	$8.14	$6.60	$10.72	N/A
End of period	$14.04	$13.17	$13.57	$12.07	$9.10	$7.71	$8.73	$8.14	$6.60	N/A
Accumulation units outstanding at the end of period	594	612	1,988	2,154	2,320	2,482	4,541	4,570	2,380	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.50	$7.99	$7.26	$7.53	$6.18	$8.67	$7.51	N/A	N/A	N/A
End of period	$7.15	$7.50	$7.99	$7.26	$7.53	$6.18	$8.67	N/A	N/A	N/A
Accumulation units outstanding at the end of period	326	2,038	2,422	2,636	2,550	2,581	1,315	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.68	$17.06	$15.01	$14.79	$11.68	$12.61	$10.90	$8.33	$13.12	$15.63
End of period	$16.87	$16.68	$17.06	$15.01	$14.79	$11.68	$12.61	$10.90	$8.33	$13.12
Accumulation units outstanding at the end of period	2,372	4,745	7,471	9,348	9,293	9,689	7,428	9,834	10,383	15,488

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$20.32	$21.00	$21.21	$18.05	$15.80	$17.18	$15.49	$11.45	$19.62	$18.10
End of period	$19.83	$20.32	$21.00	$21.21	$18.05	$15.80	$17.18	$15.49	$11.45	$19.62
Accumulation units outstanding at the end of period	9,208	10,999	12,934	17,613	17,591	19,319	22,483	24,181	27,790	36,038

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$25.56	$28.46	$26.38	$20.40	$19.18	$20.58	$16.94	$12.28	$20.37	$21.18
End of period	$29.12	$25.56	$28.46	$26.38	$20.40	$19.18	$20.58	$16.94	$12.28	$20.37
Accumulation units outstanding at the end of period	8,677	14,318	18,754	22,448	26,061	28,075	33,673	41,015	46,021	55,249

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$25.46	$26.25	$24.61	$17.84	$15.36	$15.76	$12.65	$9.50	$15.96	$14.51
End of period	$28.04	$25.46	$26.25	$24.61	$17.84	$15.36	$15.76	$12.65	$9.50	$15.96
Accumulation units outstanding at the end of period	7,945	10,259	10,726	15,585	21,029	21,997	34,735	33,330	36,719	42,695

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$42.35	$41.63	$37.91	$27.03	$23.54	$25.33	$20.42	$14.47	$26.37	$24.73
End of period	$42.04	$42.35	$41.63	$37.91	$27.03	$23.54	$25.33	$20.42	$14.47	$26.37
Accumulation units outstanding at the end of period	1,119	1,315	1,192	2,492	3,084	2,543	1,827	1,424	1,527	3,963

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$21.36	$21.53	$20.69	$21.71	$21.21	$19.55	$18.45	$18.01	$17.12	$16.30
End of period	$21.40	$21.36	$21.53	$20.69	$21.71	$21.21	$19.55	$18.45	$18.01	$17.12
Accumulation units outstanding at the end of period	16,041	19,133	30,990	34,809	40,223	47,223	57,271	59,899	93,815	91,625

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.28	$12.80	$13.68	$14.01	$11.61	$14.29	$11.87	$7.00	$14.19	$10.90
End of period	$12.11	$10.28	$12.80	$13.68	$14.01	$11.61	$14.29	$11.87	$7.00	$14.19
Accumulation units outstanding at the end of period	2,494	4,267	5,146	8,760	9,893	12,818	28,663	25,446	22,058	35,655

JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$14.45	$14.65	$14.05	$14.63	$14.29	$13.51	$12.92	$12.37	$12.08	$11.49
End of period	$14.55	$14.45	$14.65	$14.05	$14.63	$14.29	$13.51	$12.92	$12.37	$12.08
Accumulation units outstanding at the end of period	8,566	10,989	14,588	19,314	25,161	24,295	32,894	32,845	37,388	44,226

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$8.16	$8.05	$7.72	$6.46	$5.44	$5.69	$4.70	$3.79	$6.36	$6.17
End of period	$9.96	$8.16	$8.05	$7.72	$6.46	$5.44	$5.69	$4.70	$3.79	$6.36
Accumulation units outstanding at the end of period	14	582	1,531	3,269	9,000	4,990	6,822	7,245	7,094	41,253

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$23.93	$22.88	$20.91	$15.00	$12.31	$11.70	$9.65	$7.34	$10.81	$11.89
End of period	$25.09	$23.93	$22.88	$20.91	$15.00	$12.31	$11.70	$9.65	$7.34	$10.81
Accumulation units outstanding at the end of period	267	2,285	585	3,054	11,656	9,535	612	1,342	627	627

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$15.22	$15.52	$14.31	$11.10	$10.10	$8.67	$7.04	$6.15	$11.55	$11.57
End of period	$17.41	$15.22	$15.52	$14.31	$11.10	$10.10	$8.67	$7.04	$6.15	$11.55
Accumulation units outstanding at the end of period	10,857	12,146	15,430	18,814	27,993	39,800	51,655	63,476	59,284	63,404

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.91	$9.45	$9.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.60	$7.91	$9.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,701	1,753	1,486	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$14.13	$14.59	$15.30	$11.86	$11.06	$12.08	N/A	N/A	N/A	N/A
End of period	$13.70	$14.13	$14.59	$15.30	$11.86	$11.06	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	442	1,338	111	111	110	108	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$12.10	$12.39	$11.09	$8.42	$6.77	$7.86	$7.02	$5.99	$12.29	$15.06
End of period	$14.83	$12.10	$12.39	$11.09	$8.42	$6.77	$7.86	$7.02	$5.99	$12.29
Accumulation units outstanding at the end of period	10,849	9,954	12,601	18,453	13,880	13,678	16,781	17,341	16,361	7,353

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.91	$19.77	$18.05	$16.14	$13.29	$14.67	$12.95	$10.01	$19.69	$17.94
End of period	$18.92	$17.91	$19.77	$18.05	$16.14	$13.29	$14.67	$12.95	$10.01	$19.69
Accumulation units outstanding at the end of period	11,725	12,669	14,425	17,642	23,891	26,862	32,089	38,231	43,707	85,627

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$27.84	$26.45	$21.40	$15.38	$13.14	$12.00	$11.70	$9.79	$12.91	$12.15
End of period	$26.44	$27.84	$26.45	$21.40	$15.38	$13.14	$12.00	$11.70	$9.79	$12.91
Accumulation units outstanding at the end of period	3,958	4,482	8,403	9,596	14,447	11,150	4,783	5,418	9,811	7,070

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$13.06	$13.43	$12.91	$10.56	$9.39	$9.71	$8.49	$6.87	$9.92	N/A
End of period	$14.44	$13.06	$13.43	$12.91	$10.56	$9.39	$9.71	$8.49	$6.87	N/A
Accumulation units outstanding at the end of period	294	480	505	7,632	7,684	7,661	22,106	22,429	22,314	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$17.22	$17.62	$19.00	$15.84	$13.59	$15.69	$14.87	$11.65	$20.67	$18.96
End of period	$17.14	$17.22	$17.62	$19.00	$15.84	$13.59	$15.69	$14.87	$11.65	$20.67
Accumulation units outstanding at the end of period	7,894	13,806	18,603	23,140	24,412	19,510	17,858	17,960	18,166	18,832

JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$17.42	$18.18	$16.54	$12.72	$10.91	$11.28	$9.75	$7.96	$14.02	$14.00
End of period	$19.30	$17.42	$18.18	$16.54	$12.72	$10.91	$11.28	$9.75	$7.96	$14.02
Accumulation units outstanding at the end of period	242,601	270,891	328,542	448,106	556,631	670,468	792,898	873,520	983,805	1,198,239

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$22.17	$22.13	$18.92	$13.58	$11.49	$11.41	$9.86	$7.44	$12.89	$10.96
End of period	$23.64	$22.17	$22.13	$18.92	$13.58	$11.49	$11.41	$9.86	$7.44	$12.89
Accumulation units outstanding at the end of period	4,474	5,425	9,034	8,654	18,717	22,568	27,668	30,389	37,609	44,120

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$28.29	$37.33	$42.17	$34.07	$33.07	$32.42	$27.56	$23.24	$37.87	$28.35
End of period	$35.55	$28.29	$37.33	$42.17	$34.07	$33.07	$32.42	$27.56	$23.24	$37.87
Accumulation units outstanding at the end of period	6,708	6,581	7,899	10,992	11,649	14,755	11,848	11,882	15,063	25,516

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.51	$16.02	$15.42	$11.11	$10.09	$9.74	$8.46	$7.21	$10.85	$10.22
End of period	$14.73	$14.51	$16.02	$15.42	$11.11	$10.09	$9.74	$8.46	$7.21	$10.85
Accumulation units outstanding at the end of period	24,204	30,982	4,965	6,795	—	224	603	—	—	193

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$26.13	$27.19	$25.21	$19.19	$16.58	$17.15	$13.80	$10.12	$16.43	$15.48
End of period	$31.00	$26.13	$27.19	$25.21	$19.19	$16.58	$17.15	$13.80	$10.12	$16.43
Accumulation units outstanding at the end of period	8,755	8,121	11,847	15,826	18,450	22,077	15,673	13,817	13,993	20,376

JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$18.32	$18.39	$16.47	$12.67	$11.12	$11.10	$9.82	$7.89	$12.81	$12.37
End of period	$20.15	$18.32	$18.39	$16.47	$12.67	$11.12	$11.10	$9.82	$7.89	$12.81
Accumulation units outstanding at the end of period	39,071	45,436	70,104	85,280	45,931	37,713	35,146	38,768	37,721	38,421

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.42	$16.44	$16.09	$11.90	$10.58	$11.61	$9.74	$6.10	$8.85	N/A
End of period	$20.46	$15.42	$16.44	$16.09	$11.90	$10.58	$11.61	$9.74	$6.10	N/A
Accumulation units outstanding at the end of period	2,101	2,175	2,271	8,157	15,116	16,655	13,451	12,074	3,735	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$22.20	$23.56	$22.79	$16.67	$14.57	$15.42	$12.36	$9.82	$15.29	$15.82
End of period	$27.60	$22.20	$23.56	$22.79	$16.67	$14.57	$15.42	$12.36	$9.82	$15.29
Accumulation units outstanding at the end of period	22,797	28,676	37,171	48,673	43,006	42,928	38,771	44,932	12,869	12,850

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.85	$11.49	$9.65	$7.74	$7.05	$7.16	$6.47	$4.00	$7.15	$6.32
End of period	$13.26	$11.85	$11.49	$9.65	$7.74	$7.05	$7.16	$6.47	$4.00	$7.15
Accumulation units outstanding at the end of period	2,612	7,399	9,392	1,286	11,771	12,866	3,817	4,340	2,435	22,784

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.42	$10.68	$10.31	$10.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.90	$10.42	$10.68	$10.31	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	893	1,050	787	787	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.75	$19.27	$19.14	$15.36	$12.90	$14.23	$12.49	$9.07	$15.53	$14.79
End of period	$19.53	$19.75	$19.27	$19.14	$15.36	$12.90	$14.23	$12.49	$9.07	$15.53
Accumulation units outstanding at the end of period	4,913	5,955	7,587	9,959	10,226	12,299	11,756	17,266	16,272	21,697

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.28	$13.88	$13.61	$15.16	$14.16	$12.83	$12.06	$10.42	$10.96	N/A
End of period	$13.79	$13.28	$13.88	$13.61	$15.16	$14.16	$12.83	$12.06	$10.42	N/A
Accumulation units outstanding at the end of period	13,754	14,676	16,350	28,111	31,580	32,814	25,951	28,184	56,054	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$20.35	$20.53	$19.99	$20.67	$19.37	$18.71	$17.61	$15.44	$15.58	$14.57
End of period	$20.65	$20.35	$20.53	$19.99	$20.67	$19.37	$18.71	$17.61	$15.44	$15.58
Accumulation units outstanding at the end of period	50,249	61,003	86,604	117,086	145,079	161,909	186,931	196,817	223,372	245,833

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.53	$10.80	$10.91	$10.59	$9.95	N/A	N/A	N/A	N/A	N/A
End of period	$11.38	$10.53	$10.80	$10.91	$10.59	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,416	6,902	6,206	6,234	671	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.48	$20.10	$20.32	$19.02	$16.50	$15.97	$13.98	$9.68	$14.15	$14.49
End of period	$21.36	$18.48	$20.10	$20.32	$19.02	$16.50	$15.97	$13.98	$9.68	$14.15
Accumulation units outstanding at the end of period	6,400	6,605	7,908	13,120	23,381	18,290	19,816	21,159	21,789	23,544

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$15.26	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$19.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,651	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.15	$15.89	$15.20	$11.21	$9.48	$10.44	$8.28	N/A	N/A	N/A
End of period	$19.53	$15.15	$15.89	$15.20	$11.21	$9.48	$10.44	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,604	—	—	—	92	89	93	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$27.75	$30.78	$27.71	$20.01	$17.52	$18.72	$16.14	$11.30	$21.68	$23.26
End of period	$33.34	$27.75	$30.78	$27.71	$20.01	$17.52	$18.72	$16.14	$11.30	$21.68
Accumulation units outstanding at the end of period	1,025	1,146	1,226	1,322	2,613	2,744	1,897	1,839	1,560	2,688

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.60	$14.85	$14.94	$10.68	$8.30	$10.25	$8.21	N/A	N/A	N/A
End of period	$15.61	$14.60	$14.85	$14.94	$10.68	$8.30	$10.25	N/A	N/A	N/A
Accumulation units outstanding at the end of period	439	3,165	3,845	6,459	6,815	6,436	1,526	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$19.02	$20.28	$17.95	$12.66	$11.03	$10.55	$9.39	$6.70	N/A	N/A
End of period	$20.72	$19.02	$20.28	$17.95	$12.66	$11.03	$10.55	$9.39	N/A	N/A
Accumulation units outstanding at the end of period	24,149	24,834	3,610	4,891	4,931	2,178	1,442	1,408	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$21.11	$21.12	$19.44	$13.77	$11.96	$10.95	N/A	N/A	N/A	N/A
End of period	$22.04	$21.11	$21.12	$19.44	$13.77	$11.96	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,133	3,982	1,041	1,048	1,804	2,168	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$18.14	$18.25	$16.25	$12.58	$11.29	$10.17	N/A	N/A	N/A	N/A
End of period	$21.10	$18.14	$18.25	$16.25	$12.58	$11.29	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	25,278	31,403	38,418	49,706	9,593	11,588	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$19.15	$22.51	$19.31	$13.04	$11.57	$11.00	N/A	N/A	N/A	N/A
End of period	$19.91	$19.15	$22.51	$19.31	$13.04	$11.57	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	661	6,224	6,563	87	8,203	8,835	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$21.03	$21.35	$20.28	$16.33	$14.27	$15.18	$13.13	$10.14	$16.88	N/A
End of period	$22.02	$21.03	$21.35	$20.28	$16.33	$14.27	$15.18	$13.13	$10.14	N/A
Accumulation units outstanding at the end of period	3,271	3,269	3,262	3,970	3,811	1,964	7,446	7,250	16,373	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.55	$13.93	$13.68	$13.26	$12.34	$12.12	$11.29	$10.07	N/A	N/A
End of period	$14.05	$13.55	$13.93	$13.68	$13.26	$12.34	$12.12	$11.29	N/A	N/A
Accumulation units outstanding at the end of period	—	801	1,159	3,608	19,641	23,201	6,702	16,882	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$21.03	$21.33	$20.45	$16.89	$14.83	$15.50	$13.52	$10.69	$16.75	N/A
End of period	$21.99	$21.03	$21.33	$20.45	$16.89	$14.83	$15.50	$13.52	$10.69	N/A
Accumulation units outstanding at the end of period	39,832	38,922	39,385	54,090	60,755	78,166	75,593	29,037	30,975	N/A

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$15.10	$15.46	$15.06	$13.81	$12.61	$12.66	$11.52	$9.83	$12.64	N/A
End of period	$15.74	$15.10	$15.46	$15.06	$13.81	$12.61	$12.66	$11.52	$9.83	N/A
Accumulation units outstanding at the end of period	32,162	33,051	35,177	56,293	56,944	86,096	90,077	61,763	59,474	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$19.67	$20.07	$19.45	$17.00	$15.13	$15.52	$13.89	$11.39	$15.91	N/A
End of period	$20.51	$19.67	$20.07	$19.45	$17.00	$15.13	$15.52	$13.89	$11.39	N/A
Accumulation units outstanding at the end of period	7,489	7,679	5,943	11,772	32,660	58,883	63,343	65,092	65,777	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.99	$11.31	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.63	$9.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,526	1,300	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$17.23	$18.90	$16.52	$11.03	$9.16	$9.81	$9.02	N/A	N/A	N/A
End of period	$19.16	$17.23	$18.90	$16.52	$11.03	$9.16	$9.81	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,627	1,822	1,992	89	89	189	517	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$56.83	$51.98	$48.42	$35.36	$30.13	$30.87	$26.77	$18.89	$33.47	$30.78
End of period	$56.93	$56.83	$51.98	$48.42	$35.36	$30.13	$30.87	$26.77	$18.89	$33.47
Accumulation units outstanding at the end of period	5,272	6,345	7,222	13,690	22,444	26,488	23,688	25,936	26,693	26,075

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$86.47	$82.24	$73.80	$54.75	$48.81	$50.15	$39.72	$27.39	$46.72	$40.37
End of period	$90.59	$86.47	$82.24	$73.80	$54.75	$48.81	$50.15	$39.72	$27.39	$46.72
Accumulation units outstanding at the end of period	4,097	4,732	5,342	12,718	15,260	20,345	22,354	23,529	24,210	22,261

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.45	$10.55	$10.63	$10.76	$10.63	$10.62	$10.45	$9.83	$10.58	$10.22
End of period	$10.47	$10.45	$10.55	$10.63	$10.76	$10.63	$10.62	$10.45	$9.83	$10.58
Accumulation units outstanding at the end of period	113	144	1,869	3,615	3,986	3,937	5,025	4,002	3,925	4,195

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$25.11	$25.90	$23.16	$17.10	$14.51	$15.01	$13.11	$9.69	$16.47	$16.54
End of period	$27.49	$25.11	$25.90	$23.16	$17.10	$14.51	$15.01	$13.11	$9.69	$16.47
Accumulation units outstanding at the end of period	6,093	11,696	14,739	16,897	19,050	23,720	44,860	50,285	53,054	66,178

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$40.68	$41.57	$38.32	$32.51	$29.91	$29.32	$26.79	$22.67	$28.95	$27.27
End of period	$44.52	$40.68	$41.57	$38.32	$32.51	$29.91	$29.32	$26.79	$22.67	$28.95
Accumulation units outstanding at the end of period	11,873	12,289	13,913	19,648	25,754	36,311	31,531	30,857	32,021	29,555

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.45	$12.60	$12.76	$12.92	$13.09	$13.25	$13.42	$13.57	$13.44	$13.00
End of period	$12.29	$12.45	$12.60	$12.76	$12.92	$13.09	$13.25	$13.42	$13.57	$13.44
Accumulation units outstanding at the end of period	38,192	39,594	67,014	73,235	92,771	111,559	135,626	194,211	179,886	182,928

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$30.69	$32.08	$29.18	$22.55	$19.62	$20.29	$18.07	$14.76	$22.42	$21.05
End of period	$34.38	$30.69	$32.08	$29.18	$22.55	$19.62	$20.29	$18.07	$14.76	$22.42
Accumulation units outstanding at the end of period	3,492	6,031	6,899	15,199	22,502	31,731	23,370	27,397	28,786	17,568

Accumulation Unit Values
Contract with Endorsements - 3.16%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.01	$8.14	$9.80	$9.23	$9.46	$10.54	$9.26	$6.37	$13.49	N/A
End of period	$7.37	$6.01	$8.14	$9.80	$9.23	$9.46	$10.54	$9.26	$6.37	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,456	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$10.30	$10.80	$11.08	$9.90	$9.04	$9.79	$9.27	$7.81	$11.25	N/A
End of period	$10.55	$10.30	$10.80	$11.08	$9.90	$9.04	$9.79	$9.27	$7.81	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	3,598	1,975	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$9.55	$10.22	$11.79	$10.02	$8.82	$10.45	$10.03	$7.95	$14.78	$13.63
End of period	$9.25	$9.55	$10.22	$11.79	$10.02	$8.82	$10.45	$10.03	$7.95	$14.78
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,525	1,614

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$10.86	$12.10	$12.11	$10.95	$10.08	$10.14	$9.30	$7.22	$10.61	$10.75
End of period	$12.01	$10.86	$12.10	$12.11	$10.95	$10.08	$10.14	$9.30	$7.22	$10.61
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$17.83	$18.33	$17.95	$18.72	$17.94	$17.42	$16.70	$15.10	$16.44	$15.86
End of period	$17.64	$17.83	$18.33	$17.95	$18.72	$17.94	$17.42	$16.70	$15.10	$16.44
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	613	649

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$13.70	$14.43	$14.86	$12.89	$11.49	$12.74	$11.71	$8.82	$15.41	$14.49
End of period	$13.12	$13.70	$14.43	$14.86	$12.89	$11.49	$12.74	$11.71	$8.82	$15.41
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	746	790

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.18	$20.63	$19.49	$15.37	$14.72	$16.11	$13.51	$9.98	$16.88	$17.89
End of period	$20.32	$18.18	$20.63	$19.49	$15.37	$14.72	$16.11	$13.51	$9.98	$16.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	776	822

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$19.42	$20.41	$19.51	$14.42	$12.64	$13.23	$10.82	$8.28	$14.18	$13.15
End of period	$20.99	$19.42	$20.41	$19.51	$14.42	$12.64	$13.23	$10.82	$8.28	$14.18
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,032	657	696

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$28.55	$28.61	$26.56	$19.30	$17.13	$18.79	$15.44	$11.15	$20.71	$19.80
End of period	$27.81	$28.55	$28.61	$26.56	$19.30	$17.13	$18.79	$15.44	$11.15	$20.71
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$14.40	$14.80	$14.49	$15.50	$15.44	$14.50	$13.95	$13.88	$13.45	$13.05
End of period	$14.16	$14.40	$14.80	$14.49	$15.50	$15.44	$14.50	$13.95	$13.88	$13.45
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,499	1,588

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$8.55	$10.85	$11.82	$12.33	$10.42	$13.07	$11.07	$6.65	$13.74	N/A
End of period	$9.88	$8.55	$10.85	$11.82	$12.33	$10.42	$13.07	$11.07	$6.65	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,175	N/A

JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$17.46	$17.01	$15.85	$11.59	$9.69	$9.39	$7.89	$6.12	$9.19	$10.30
End of period	$17.95	$17.46	$17.01	$15.85	$11.59	$9.69	$9.39	$7.89	$6.12	$9.19
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$13.07	$14.70	$13.69	$12.47	$10.47	$11.78	$10.60	$8.35	$16.74	$15.55
End of period	$13.54	$13.07	$14.70	$13.69	$12.47	$10.47	$11.78	$10.60	$8.35	$16.74
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	317	336

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$20.31	$19.67	$16.22	$11.88	$10.35	$9.63	$9.57	$8.16	$10.97	$10.53
End of period	$18.93	$20.31	$19.67	$16.22	$11.88	$10.35	$9.63	$9.57	$8.16	$10.97
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$13.19	$13.76	$15.12	$12.85	$11.24	$13.22	$12.78	$10.20	$18.44	$17.25
End of period	$12.88	$13.19	$13.76	$15.12	$12.85	$11.24	$13.22	$12.78	$10.20	$18.44
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	871	573	607

JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$14.05	$14.95	$13.86	$10.87	$9.50	$10.01	$8.82	$7.34	$13.18	$13.41
End of period	$15.27	$14.05	$14.95	$13.86	$10.87	$9.50	$10.01	$8.82	$7.34	$13.18
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,134	2,216

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$17.89	$18.20	$15.86	$11.60	$10.01	$10.13	$8.92	$6.86	$12.11	$10.50
End of period	$18.71	$17.89	$18.20	$15.86	$11.60	$10.01	$10.13	$8.92	$6.86	$12.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,238	1,139	1,198

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$20.65	$27.77	$31.97	$26.32	$26.04	$26.02	$22.55	$19.38	$32.19	$24.56
End of period	$25.45	$20.65	$27.77	$31.97	$26.32	$26.04	$26.02	$22.55	$19.38	$32.19
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	624	661

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$20.02	$21.23	$20.06	$15.57	$13.70	$14.45	$11.85	N/A	N/A	N/A
End of period	$23.30	$20.02	$21.23	$20.06	$15.57	$13.70	$14.45	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$14.03	$14.36	$13.10	$10.27	$9.19	$9.35	$8.43	N/A	N/A	N/A
End of period	$15.14	$14.03	$14.36	$13.10	$10.27	$9.19	$9.35	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$14.48	$14.88	$14.77	$15.57	$14.87	$14.64	$14.04	$12.56	$12.91	$12.31
End of period	$14.41	$14.48	$14.88	$14.77	$15.57	$14.87	$14.64	$14.04	$12.56	$12.91
Accumulation units outstanding at the end of period	—	—	—	—	—	13,117	14,132	6,354	2,386	2,527

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$10.93	$11.46	$11.47	$11.32	$10.74	$10.75	$10.21	$9.28	$11.11	$10.79
End of period	$11.12	$10.93	$11.46	$11.47	$11.32	$10.74	$10.75	$10.21	$9.28	$11.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.18	$12.72	$12.62	$11.80	$10.98	$11.24	$10.42	$9.07	$11.88	$11.38
End of period	$12.46	$12.18	$12.72	$12.62	$11.80	$10.98	$11.24	$10.42	$9.07	$11.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Questions: If you have any questions about your Contract, you may contact us at:
Annuity Service Center:	1 (800) 644-4565 (8 a.m. - 8 p.m. ET)
Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951
Institutional Marketing Group Service Center: (for Contracts purchased through a bank or another financial institution)	1 (800) 777-7779 (8 a.m. - 8 p.m., ET)
Mail Address:	P.O. Box 30386, Lansing, Michigan 48909-7886
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951 Attn: IMG
Home Office:	1 Corporate Way, Lansing, Michigan 48951

STATEMENT OF ADDITIONAL INFORMATION

April 24, 2017

PERSPECTIVE II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale before April 30, 2012)
and
FIFTH THIRD PERSPECTIVE
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 24, 2017 . The Prospectus may be obtained from Jackson National Life Insurance Company (Jackson ® ) by writing P.O. Box 30314 , Lansing, Michigan 48909-7814 , or calling 1-800-644-4565.

1

General Information and History

Jackson National Separate Account - I (Separate Account) is a separate investment account of Jackson National Life Insurance Company (Jackson®). Jackson is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Trademarks, Service Marks, and Related Disclosures

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “The Dow®” and “The Dow® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Brookfield® is a registered trademark of Brookfield Asset Management, Inc.; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, the JNL/Mellon Capital Dow SM Index Fund, and JNL/Brookfield Global and MLP Infrastructure Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE

2

INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Total Yield Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P 4 Fund.

STANDARD & POOR’S ® , S&P ® , S&P 500 ® and, S&P MIDCAP 400 ® are registered trademarks of S&P Global Market Intelligence Inc. or its affiliates and have been licensed for use by Jackson National Life Insurance Company. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a part of S&P Global Market Intelligence. Certain portfolios herein are sub-advised by SPIAS, a registered investment adviser and a wholly owned subsidiary of S&P Global Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS in this document, investors should realize that such information is provided to Jackson National Asset Management, LLC only as a

3

general recommendation. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. The underlying funds of the JNL/S&P 4 Fund are sub-advised by SPIAS. SPIAS does not sub-advise the JNL/S&P 4 Fund. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

SPIAS and its affiliates (collectively, S&P Global) and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively S&P Global Parties) do not guarantee the accuracy, completeness, timeliness or availability of the Content. S&P Global Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an “as is” basis. S&P GLOBAL PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, FREEDOM FROM BUGS, SOFTWARE ERRORS OR DEFECTS, THAT THE CONTENT’S FUNCTIONING WILL BE UNINTERRUPTED OR THAT THE CONTENT WILL OPERATE WITH ANY SOFTWARE OR HARDWARE CONFIGURATION. In no event shall S&P Global Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the Content even if advised of the possibility of such damages.

While SPIAS has obtained information from sources it believes to be reliable, SPIAS does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

S&P Global keeps certain activities of its divisions separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain divisions of S&P Global may have information that is not available to other S&P Global divisions. S&P Global has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P Global Ratings does not contribute to or participate in the provision of investment advice. S&P Global Ratings may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P Global reserves the right to disseminate its opinions and analyses. S&P Global's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P Global publications and third-party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

S&P Global Market Intelligence and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address. SPIAS may consider research and other information from affiliates in making its investment recommendations.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain model portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P Global Ratings. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P Global Ratings.

4

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

DoubleLine is a registered service mark of DoubleLine Capital LP.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM AL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq® 100 Fund. The JNL/Mellon Capital Nasdaq® 100 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 100 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES

5

NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND , OR THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, ANY OTHER PERSON OR ENTITY, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/ME

6

LLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON

CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM

7

ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Barclays Capital Inc. and its affiliates ("Barclays") is not the issuer or producer of JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine Shiller Enhanced CAPE Fund. The Shiller Barclays CAPE™ US Sector ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust ("JNLST") as the Issuer of JNL/DoubleLine Shiller Enhanced CAPE Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE US Sector ER USD Index is the licensing of the Shiller Barclays CAPE US Sector ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine Shiller Enhanced CAPE Fund or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund. Additionally, JNLST or JNL/DoubleLine Shiller Enhanced CAPE Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE US Sector ER USD Index in connection with JNL/DoubleLine Shiller Enhanced CAPE Fund investors acquire JNL/DoubleLine Shiller Enhanced CAPE Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE US Sector ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine Shiller Enhanced CAPE Fund. The JNL/DoubleLine Shiller Enhanced CAPE Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine Shiller Enhanced CAPE Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE US Sector ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine Shiller Enhanced CAPE Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine Shiller Enhanced CAPE Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE US Sector ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine Shiller Enhanced CAPE Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE US Sector ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPE US Sector ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Shiller Barclays CAPE US Sector ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE SHILLER ENHANCED CAPE FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any

8

manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

Services

Jackson keeps the assets of the Separate Account. Jackson holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

The financial statements of each Investment Division within Jackson National Separate Account - I and Jackson National Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at Aon Center, 200 East Randolph Drive, Suite 5500, Chicago, Illinois 60601.

Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. Pursuant to an agreement between Jackson and JNAM, JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. For the past three years, Jackson paid $391,000 in 2014, $410,087 in 2015, and $501,239 in 2016 for the services provided by JNAM to Jackson.

Purchase of Securities Being Offered

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

9

Underwriters

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC (JNLD), 7601 Technology Way, Denver, Colorado 80237. JNLD is a subsidiary of Jackson.

For Perspective II ® contracts, the aggregate amount of commissions paid to broker/dealers was $755,244,986 in 2014, $845,344,088 in 2015, and $824,129,963 in 2016. JNLD did not retain any portion of the commissions.

For Fifth Third Perspective contracts, the aggregate amount of commissions paid to broker/dealers was $128,401 in 2014, $99,945 in 2015, and $78,613 in 2016. JNLD did not retain any portion of the commissions.

Calculation of Performance

When Jackson advertises performance for an Investment Division (except the JNL/WMC Government Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Funds. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the ending redeemable value ("redeemable value") of that investment at the end of the period, carried to at least the nearest hundredth of a percent. Standardized average annual total return reflects the deduction of all recurring charges that are charged to all

10

Contracts. The redeemable value also reflects the effect of any applicable withdrawal charge or other charge that may be imposed at the end of the period. No deduction is made for premium taxes that may be assessed by certain states.

Jackson may also advertise non-standardized total return on an annualized and cumulative basis. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. The Contract is designed for long-term investment; therefore, Jackson believes that non-standardized total return that does not reflect the deduction of any applicable withdrawal charge may be useful to investors. Reflecting the deduction of the withdrawal charge decreases the level of performance advertised. Non-standardized total return may also assume a larger initial investment that more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson may advertise the current annualized yield for a 30-day period for an Investment Division. The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

Where:

a	=	net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b	=	expenses for the Investment Division accrued for the period (net of reimbursements).
c	=	the average daily number of accumulation units outstanding during the period.
d	=	the maximum offering price per accumulation unit on the last day of the period.

The maximum withdrawal charge is 8.5%.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Funds. The yield on amounts held in the Investment Division normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of

11

future yields or rates of return. An Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/WMC Government Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period. The JNL/WMC Government Money Market Division's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The JNL/WMC Government Money Market Division's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

The JNL/WMC Government Money Market Division's and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Contract owner's investment in the JNL/WMC Government Money Market Division nor that Division's investment in the JNL/WMC Government Money Market Division is guaranteed or insured. Yields of other money market Funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX

12

STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

Jackson's Tax Status

Jackson is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, the Separate Account is not a separate entity from Jackson and its operations form a part of Jackson.

Taxation of Annuity Contracts in General

Section 72 of the Code governs the taxation of annuities in general. An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract). For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Medicare Tax on Net Investment Income

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

13

Withholding Tax on Distributions

The Code generally requires Jackson (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to "roll over" the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts. The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual Funds underlying variable Contracts. These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual Fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual Fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual Fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual Fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual Fund is represented by any four investments.

14

Jackson intends that each Fund of the JNL Series Trust, JNL Variable Fund LLC, and Jackson Variable Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time. The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson regarding the availability of a particular Allocation Option and other than the Contract owner's right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson or an advisor in its sole and absolute discretion. The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas the Perspective II Contract currently offers 103 Investment Divisions, the Fifth Third Perspective Contract offers 100 Investment Divisions and both Contracts offer at least one Fixed Account option, and, if more than 99 options are offered, a Contract owner's Contract Value can be allocated to no more than 99 variable and fixed options at any one time. The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Jackson reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity Contracts that are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts. For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

15

Partial 1035 Exchanges

In accordance with Revenue Procedure 2011-38, the IRS will consider a partial exchange of an annuity Contract for another annuity Contract valid if there is either no withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 180 days of the date of the partial exchange. Revenue Procedure 2011-38 also provides certain exceptions to the 180 day rule. Due to the complexity of these rules, owners are encouraged to consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

Contracts Owned by Other Than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies). However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a Contract may have tax consequences. Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual's gross income. In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable. If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS Approval

The Perspective II Contract and all death benefit riders attached thereto have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Tax-Qualified Plans

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans. Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund

16

the plan. Owners, annuitant and beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

Tax Treatment of Withdrawals

Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity Contracts. It provides that if the Contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Tax-Qualified Contracts

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a tax-qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts; (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

17

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes - Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs. If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Tax-Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans. Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson's administrative procedures. Jackson is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson specifically consents to be bound. Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

18

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan. Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts. (See "Tax Treatment of Withdrawals - Tax-Qualified Contracts" above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Jackson in connection with certain Tax-Qualified Plans will utilize tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

(a) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity"). Under applicable limitations, certain amounts may be contributed to an IRA annuity that will be deductible from the individual's gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) Roth IRA Annuities

Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Purchase payments for Roth IRA annuities are limited to a maximum of $5,500 for 2017 . The limit will be adjusted annually for inflation in $500 increments. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000. The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

19

Lower maximum limitations apply to individuals above certain adjusted gross income levels. For 2017, these levels are $118,000 in the case of single taxpayers, $186,000 in the case of married taxpayers filing joint returns, and $0 in the case of married taxpayers filing separately. These levels are indexed annually in $1,000 increments. An overall $5,500 annual limitation (increased as discussed above) continues to apply to all of a taxpayer's IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

(d) Pension and Profit-Sharing Plans

The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(e) Eligible Deferred Compensation Plans -- Section 457

Under Code provisions, employees and independent Contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a Plan that meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount that can be deferred in any one year is the lesser of 100% of the participant's includible compensation or the $18,000 elective deferral limitation in 2017 . The limit is indexed for inflation in $500 increments annually. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $6,000. The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

20

All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity Contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

•	attains age 70 1/2,
•	severs employment,
•	dies, or
•	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457. Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

Annuity Provisions

Variable Annuity Payment

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract.  The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment.  That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment.  The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established.  The value may increase or decrease from one business day to the next.  The income option tables contained in the Contract are based on an assumed investment rate of 1.5% (3% for option 4 and 4.5% for options 1-3 for Contracts issued before October 4, 2004; 3% for all options for Contracts issued between October 4, 2004 and October 10, 2010).

21

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation, calculated by use of the Net Investment Factor, described below. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 1.5% (3% for option 4 and 4.5% for options 1-3 for Contracts issued before October 4, 2004; 3% for all options for Contracts issued between October 4, 2004 and October 10, 2010.

Net Investment Factor

The net investment factor is an index applied to measure the net investment performance of an Investment Division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)	is the net result of:
	(1)	the net asset value of a Fund's share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus
	(2)	the per share amount of any dividend or other distribution declared by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus
(3)
a per share credit or charge with respect to any taxes paid or reserved for by Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

(b)	is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and
(c)
is the asset charge factor determined by Jackson for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see "Income Payments (The Income Phase)" in the Prospectus.

Condensed Financial Information

Accumulation Unit Values

The tables reflect the Accumulation Unit values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated - for Contracts with all levels of charges (and combinations of optional endorsements), except base Contracts (with Administration Charge waiver and no optional endorsements) or Contracts with the most expensive combination of charges and optional endorsements, which can be found in the Prospectus. The tables do not provide partial year information. The tables provide Accumulation Unit values and the number of Accumulation Units outstanding only if that information is available throughout the period. Where Accumulation Unit values and the number of Accumulation Units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

Contact the Annuity Service Center (our contact information is on the cover page of the Prospectus) to ask about the more timely Accumulation Unit values that are available for each Investment Division.

The Accumulation Unit value information for JNL/PPM America Total Return Fund (JNL Series Trust) includes historical information from the JNL/PPM America Total Return Fund (JNL Investors Series Trust) for periods before the merger of JNL/PPM America Total Return Fund (JNL Investors Series Trust) into JNL/PPM America Total Return Fund (JNL Series Trust), effective April 25, 2016.

For your information in reviewing Accumulation Unit information, set forth below are fund changes and additions since the September 1 9 , 201 6 Supplement to the Prospectus dated April 2 5 , 201 6 for Perspective II, and since the September 1 9 , 201 6 Supplement to the Prospectus dated April 2 5 , 201 6 for Fifth Third Perspective.

The following fund name changes are effective April 24, 2017 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Capital Guardian Global Balanced Fund to JNL/American Funds Balanced Fund
JNL/Franklin Templeton Global Growth Fund to JNL/Franklin Templeton Global Fund
JNL/Goldman Sachs Mid Cap Value Fund to JNL/MFS Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund to JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/WMC Money Market Fund to JNL/WMC Government Money Market Fund

The following fund mergers are effective April 24, 2017:

22

JNL Series Trust
JNL/Morgan Stanley Mid Cap Growth Fund merged into JNL/T. Rowe Price Mid-Cap Growth Fund

JNL Variable Fund LLC
JNL/Mellon Capital S&P ® 24 Fund merged into JNL/Mellon Capital JNL 5 Fund

Effective April 24, 2017, there are new Investment Divisions for which Accumulation Unit information is not yet available. The new Investment Divisions invest in the following Funds:

JNL Series Trust
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund

Jackson Variable Series Trust
JNL/T. Rowe Price Capital Appreciation Fund

23

PII AUVs

Accumulation Unit Values
Base Contract with $1 Million Premium Administrative Fee Waiver - 1.10% (Contracts issued on or after May 3, 2004)

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$17.23	$17.74	$17.65	$16.30	$14.85	$15.88	$13.86	N/A	N/A	N/A
End of period	$17.60	$17.23	$17.74	$17.65	$16.30	$14.85	$15.88	N/A	N/A	N/A
Accumulation units outstanding at the end of period	468,188	538,427	560,414	658,133	744,730	728,224	645,677	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.67	$12.12	$11.67	$9.51	$8.39	$8.76	$7.86	$6.34	N/A	N/A
End of period	$12.48	$11.67	$12.12	$11.67	$9.51	$8.39	$8.76	$7.86	N/A	N/A
Accumulation units outstanding at the end of period	822,636	846,337	524,186	654,641	384,729	288,298	37,007	37,072	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.97	$13.36	$12.82	$11.07	$9.88	$9.91	$9.02	N/A	N/A	N/A
End of period	$13.76	$12.97	$13.36	$12.82	$11.07	$9.88	$9.91	N/A	N/A	N/A
Accumulation units outstanding at the end of period	572,446	1,103,285	663,693	347,685	589,013	78,541	249,045	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.55	$12.94	$12.46	$10.27	$9.09	$9.27	$8.27	N/A	N/A	N/A
End of period	$13.34	$12.55	$12.94	$12.46	$10.27	$9.09	$9.27	N/A	N/A	N/A
Accumulation units outstanding at the end of period	778,509	1,578,932	1,156,897	1,194,189	781,582	405,737	169,256	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.47	$17.03	$16.85	$14.96	$13.61	$14.12	$12.63	N/A	N/A	N/A
End of period	$17.27	$16.47	$17.03	$16.85	$14.96	$13.61	$14.12	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,053,706	2,225,121	1,302,278	1,394,324	1,311,907	572,073	235,391	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.86	$17.44	$17.31	$15.56	$14.13	$14.85	$13.13	N/A	N/A	N/A
End of period	$17.54	$16.86	$17.44	$17.31	$15.56	$14.13	$14.85	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,335,011	1,552,184	1,717,898	1,887,515	2,085,098	1,320,893	671,290	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.86	$17.40	$17.27	$15.82	$14.43	$15.30	$13.46	N/A	N/A	N/A
End of period	$17.36	$16.86	$17.40	$17.27	$15.82	$14.43	$15.30	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,035,341	2,326,624	1,708,983	1,753,381	1,644,275	1,371,387	664,956	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$39.56	$41.96	$41.27	$31.98	$28.41	$29.40	$21.91	$16.35	$26.79	$24.17
End of period	$41.38	$39.56	$41.96	$41.27	$31.98	$28.41	$29.40	$21.91	$16.35	$26.79
Accumulation units outstanding at the end of period	340,688	537,481	484,567	524,799	425,617	330,033	250,177	89,687	37,027	46,715

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$17.12	$19.12	$19.30	$14.52	$12.48	$12.97	$10.34	$7.83	$11.83	$12.75
End of period	$20.96	$17.12	$19.12	$19.30	$14.52	$12.48	$12.97	$10.34	$7.83	$11.83
Accumulation units outstanding at the end of period	436,705	571,439	544,006	481,345	459,836	310,565	195,065	157,081	152,169	26,666

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$12.01	$12.16	$11.79	$10.34	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.75	$12.01	$12.16	$11.79	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	242,562	587,231	116,932	448,595	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$16.10	$16.84	$14.80	$11.30	$10.07	$10.31	N/A	N/A	N/A	N/A
End of period	$18.84	$16.10	$16.84	$14.80	$11.30	$10.07	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,496,252	1,882,462	1,485,617	1,218,998	969,685	650,734	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.19	$10.75	$10.75	$11.20	$10.70	$10.37	N/A	N/A	N/A	N/A
End of period	$10.31	$10.19	$10.75	$10.75	$11.20	$10.70	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	722,228	916,394	791,094	854,733	621,116	452,218	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.95	$13.10	$13.01	$10.29	$8.82	$11.07	N/A	N/A	N/A	N/A
End of period	$13.04	$12.95	$13.10	$13.01	$10.29	$8.82	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	828,931	952,393	741,562	543,039	342,583	215,166	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.66	$12.75	$12.39	$10.36	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.45	$12.66	$12.75	$12.39	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	389,628	495,713	96,509	57,748	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.59	$16.61	$15.24	$11.59	$10.02	$10.37	N/A	N/A	N/A	N/A
End of period	$18.23	$16.59	$16.61	$15.24	$11.59	$10.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,730,068	2,509,641	1,756,425	1,528,510	1,213,579	960,853	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.45	$12.17	$12.69	$10.59	$9.12	$10.77	N/A	N/A	N/A	N/A
End of period	$11.68	$11.45	$12.17	$12.69	$10.59	$9.12	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,511,872	1,938,640	1,440,610	1,587,740	1,276,863	489,275	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.54	$11.05	$12.17	$11.10	$9.56	$11.28	N/A	N/A	N/A	N/A
End of period	$10.94	$10.54	$11.05	$12.17	$11.10	$9.56	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,485,983	1,949,394	1,388,109	1,005,352	792,601	560,512	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	35,177	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.83	$12.12	$12.04	$10.65	$9.82	$10.32	N/A	N/A	N/A	N/A
End of period	$12.17	$11.83	$12.12	$12.04	$10.65	$9.82	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,276,727	4,449,110	2,179,691	2,281,550	2,121,639	1,670,386	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.23	$9.59	$11.31	$10.44	$10.47	$11.43	$9.84	$6.64	$13.75	N/A
End of period	$9.05	$7.23	$9.59	$11.31	$10.44	$10.47	$11.43	$9.84	$6.64	N/A
Accumulation units outstanding at the end of period	1,334,058	1,620,714	1,338,579	1,472,607	1,372,255	1,075,127	787,604	727,844	224,318	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$46.04	$43.82	$40.69	$29.60	$27.06	$27.15	$24.36	$18.27	$31.25	$28.79
End of period	$45.74	$46.04	$43.82	$40.69	$29.60	$27.06	$27.15	$24.36	$18.27	$31.25
Accumulation units outstanding at the end of period	513,030	392,055	344,013	302,611	291,110	222,984	240,806	122,210	50,244	20,189

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.69	$15.75	$14.84	$12.15	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.13	$12.69	$15.75	$14.84	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	334,780	477,763	366,669	319,580	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$14.23	$14.60	$14.69	$12.85	$11.49	$12.20	$11.32	$9.34	$13.17	$12.34
End of period	$14.88	$14.23	$14.60	$14.69	$12.85	$11.49	$12.20	$11.32	$9.34	$13.17
Accumulation units outstanding at the end of period	262,304	346,014	351,120	406,822	326,878	272,252	307,606	132,030	77,819	23,946

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$13.79	$14.46	$16.34	$13.60	$11.74	$13.62	$12.80	$9.94	$18.11	$16.35
End of period	$13.64	$13.79	$14.46	$16.34	$13.60	$11.74	$13.62	$12.80	$9.94	$18.11
Accumulation units outstanding at the end of period	478,824	704,182	576,076	574,181	432,965	280,932	256,130	193,687	169,654	174,410

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$27.27	$28.16	$25.93	$19.39	$17.25	$17.59	$15.90	$12.01	$19.92	$20.02
End of period	$30.75	$27.27	$28.16	$25.93	$19.39	$17.25	$17.59	$15.90	$12.01	$19.92
Accumulation units outstanding at the end of period	462,927	402,627	353,915	222,825	152,213	158,472	71,623	24,069	18,084	5,121

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	568,155	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.48	$13.89	$14.63	$11.96	$10.32	$11.27	$10.38	N/A	N/A	N/A
End of period	$12.79	$12.48	$13.89	$14.63	$11.96	$10.32	$11.27	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,899,002	3,028,027	3,060,428	2,999,753	2,704,770	2,261,371	1,049,063	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.46	$12.35	$12.16	$9.92	$8.65	$8.86	$8.12	$6.31	$9.98	N/A
End of period	$12.85	$11.46	$12.35	$12.16	$9.92	$8.65	$8.86	$8.12	$6.31	N/A
Accumulation units outstanding at the end of period	847,699	1,056,565	983,714	849,928	1,032,201	814,935	907,432	771,513	621,458	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.35	$11.19	$11.59	$8.99	$7.44	$8.01	$7.57	$5.85	$9.96	N/A
End of period	$11.33	$10.35	$11.19	$11.59	$8.99	$7.44	$8.01	$7.57	$5.85	N/A
Accumulation units outstanding at the end of period	601,266	809,005	578,994	458,710	348,457	241,192	178,929	100,769	10,981	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.21	$11.82	$12.00	$11.72	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.51	$11.21	$11.82	$12.00	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	254,903	628,524	461,056	351,712	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$13.26	$14.47	$14.18	$12.57	$11.32	$11.17	$10.03	$7.63	$10.98	N/A
End of period	$14.96	$13.26	$14.47	$14.18	$12.57	$11.32	$11.17	$10.03	$7.63	N/A
Accumulation units outstanding at the end of period	786,106	1,251,485	977,998	941,372	1,048,541	893,587	641,479	389,974	236,462	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.39	$10.12	$11.29	$8.62	$6.85	$8.09	$6.79	$4.50	N/A	N/A
End of period	$10.15	$10.39	$10.12	$11.29	$8.62	$6.85	$8.09	$6.79	N/A	N/A
Accumulation units outstanding at the end of period	684,553	920,084	749,511	773,341	566,896	285,022	189,218	147,005	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.80	$12.52	$11.79	$9.30	$8.27	$8.42	$7.63	$6.09	N/A	N/A
End of period	$13.50	$11.80	$12.52	$11.79	$9.30	$8.27	$8.42	$7.63	N/A	N/A
Accumulation units outstanding at the end of period	794,940	932,081	899,364	847,851	805,176	768,839	561,820	228,200	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$27.28	$27.47	$26.35	$26.93	$25.27	$24.04	$22.58	$20.00	$21.33	$20.15
End of period	$27.54	$27.28	$27.47	$26.35	$26.93	$25.27	$24.04	$22.58	$20.00	$21.33
Accumulation units outstanding at the end of period	327,156	454,418	419,477	322,858	376,436	375,742	235,373	159,175	144,569	171,684

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$11.21	$12.93	$13.75	$15.09	$12.71	$13.48	$11.74	$9.66	N/A	N/A
End of period	$12.09	$11.21	$12.93	$13.75	$15.09	$12.71	$13.48	$11.74	N/A	N/A
Accumulation units outstanding at the end of period	132,724	175,183	232,004	275,155	312,071	365,848	336,036	144,156	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$19.16	$21.28	$19.02	$14.49	$12.41	$13.43	$10.91	$8.32	$13.16	$12.94
End of period	$21.53	$19.16	$21.28	$19.02	$14.49	$12.41	$13.43	$10.91	$8.32	$13.16
Accumulation units outstanding at the end of period	349,002	520,931	404,324	446,750	417,277	377,794	251,252	70,025	78,525	41,016

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$13.35	$13.74	$12.19	$9.19	$7.77	$8.79	$8.17	$6.62	N/A	N/A
End of period	$14.25	$13.35	$13.74	$12.19	$9.19	$7.77	$8.79	$8.17	N/A	N/A
Accumulation units outstanding at the end of period	385,493	362,093	273,394	147,665	81,417	52,388	50,355	47,604	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.59	$8.08	$7.33	$7.59	$6.22	$8.71	$7.54	$4.18	N/A	N/A
End of period	$7.25	$7.59	$8.08	$7.33	$7.59	$6.22	$8.71	$7.54	N/A	N/A
Accumulation units outstanding at the end of period	605,061	600,585	614,205	521,590	664,250	573,809	561,124	359,197	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.95	$17.30	$15.21	$14.96	$11.79	$12.72	$10.98	$8.37	$13.17	$15.67
End of period	$17.17	$16.95	$17.30	$15.21	$14.96	$11.79	$12.72	$10.98	$8.37	$13.17
Accumulation units outstanding at the end of period	985,950	1,253,613	1,108,191	1,021,089	865,297	555,646	454,487	197,517	105,815	51,310

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$20.96	$21.63	$21.82	$18.54	$16.19	$17.58	$15.83	$11.68	$20.00	$18.42
End of period	$20.48	$20.96	$21.63	$21.82	$18.54	$16.19	$17.58	$15.83	$11.68	$20.00
Accumulation units outstanding at the end of period	546,884	741,678	482,959	488,133	469,386	422,715	374,248	140,797	48,327	23,486

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$26.25	$29.19	$27.01	$20.86	$19.58	$20.98	$17.24	$12.48	$20.67	$21.46
End of period	$29.95	$26.25	$29.19	$27.01	$20.86	$19.58	$20.98	$17.24	$12.48	$20.67
Accumulation units outstanding at the end of period	128,724	171,895	131,239	123,713	99,142	108,706	75,558	34,992	59,823	36,592

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$26.01	$26.78	$25.07	$18.15	$15.59	$15.98	$12.80	$9.60	$16.11	$14.62
End of period	$28.69	$26.01	$26.78	$25.07	$18.15	$15.59	$15.98	$12.80	$9.60	$16.11
Accumulation units outstanding at the end of period	490,692	597,687	399,749	439,717	322,523	324,928	231,855	136,166	88,144	75,161

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$43.68	$42.87	$38.98	$27.75	$24.14	$25.93	$20.88	$14.76	$26.87	$25.17
End of period	$43.43	$43.68	$42.87	$38.98	$27.75	$24.14	$25.93	$20.88	$14.76	$26.87
Accumulation units outstanding at the end of period	191,294	272,586	192,531	182,725	125,429	114,126	124,088	45,008	13,119	21,801

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$22.03	$22.18	$21.27	$22.29	$21.75	$20.02	$18.86	$18.38	$17.45	$16.58
End of period	$22.11	$22.03	$22.18	$21.27	$22.29	$21.75	$20.02	$18.86	$18.38	$17.45
Accumulation units outstanding at the end of period	334,281	434,194	260,487	254,647	403,039	508,781	357,705	138,500	187,438	48,091

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.43	$12.97	$13.84	$14.15	$11.71	$14.39	$11.94	$7.03	$14.22	$10.91
End of period	$12.31	$10.43	$12.97	$13.84	$14.15	$11.71	$14.39	$11.94	$7.03	$14.22
Accumulation units outstanding at the end of period	673,835	854,827	1,041,147	1,122,496	1,082,063	1,127,010	1,176,928	641,235	215,682	168,308

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.79	$13.23	$12.36	$9.79	$8.53	$8.81	$7.65	$6.21	N/A	N/A
End of period	$14.18	$12.79	$13.23	$12.36	$9.79	$8.53	$8.81	$7.65	N/A	N/A
Accumulation units outstanding at the end of period	184,914	140,559	190,307	136,579	108,499	207,255	183,597	170,955	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$14.76	$14.94	$14.30	$14.87	$14.51	$13.69	$13.07	$12.50	$12.19	$11.58
End of period	$14.88	$14.76	$14.94	$14.30	$14.87	$14.51	$13.69	$13.07	$12.50	$12.19
Accumulation units outstanding at the end of period	566,699	600,779	423,846	412,296	519,444	458,867	400,964	234,373	154,567	95,244

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$8.37	$8.24	$7.89	$6.59	$5.54	$5.78	$4.77	$3.84	$6.44	$6.24
End of period	$10.23	$8.37	$8.24	$7.89	$6.59	$5.54	$5.78	$4.77	$3.84	$6.44
Accumulation units outstanding at the end of period	54,629	91,227	90,460	76,003	142,456	63,279	195,083	61,024	—	5,195

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$24.53	$23.42	$21.37	$15.31	$12.54	$11.90	$9.80	$7.44	$10.95	$12.02
End of period	$25.75	$24.53	$23.42	$21.37	$15.31	$12.54	$11.90	$9.80	$7.44	$10.95
Accumulation units outstanding at the end of period	264,551	381,954	242,196	226,292	149,084	78,721	36,462	1,671	168	341

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$15.61	$15.88	$14.62	$11.33	$10.29	$8.82	$7.15	$6.24	$11.69	$11.71
End of period	$17.88	$15.61	$15.88	$14.62	$11.33	$10.29	$8.82	$7.15	$6.24	$11.69
Accumulation units outstanding at the end of period	194,751	290,505	251,893	329,517	230,554	216,179	118,203	149,171	212,117	201,325

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.96	$9.50	$9.97	$10.36	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.66	$7.96	$9.50	$9.97	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	774,142	1,060,280	706,629	674,499	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$14.29	$14.73	$15.42	$11.94	$11.11	$12.12	$12.00	N/A	N/A	N/A
End of period	$13.87	$14.29	$14.73	$15.42	$11.94	$11.11	$12.12	N/A	N/A	N/A
Accumulation units outstanding at the end of period	130,153	612,751	173,636	134,628	36,579	56,116	28,255	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$12.40	$12.68	$11.34	$8.60	$6.89	$8.00	$7.13	$6.07	$12.44	$15.23
End of period	$15.22	$12.40	$12.68	$11.34	$8.60	$6.89	$8.00	$7.13	$6.07	$12.44
Accumulation units outstanding at the end of period	524,414	462,533	413,613	376,499	311,579	279,179	249,615	187,136	117,844	41,812

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$18.36	$20.23	$18.45	$16.47	$13.55	$14.93	$13.16	$10.15	$19.94	$18.14
End of period	$19.42	$18.36	$20.23	$18.45	$16.47	$13.55	$14.93	$13.16	$10.15	$19.94
Accumulation units outstanding at the end of period	107,503	160,850	152,161	132,101	88,109	100,153	128,782	151,146	267,394	247,792

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$28.53	$27.07	$21.87	$15.70	$13.39	$12.21	$11.88	$9.93	$13.07	$12.29
End of period	$27.14	$28.53	$27.07	$21.87	$15.70	$13.39	$12.21	$11.88	$9.93	$13.07
Accumulation units outstanding at the end of period	574,605	938,786	668,135	498,922	382,221	307,284	211,557	155,587	90,859	73,156

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$13.24	$13.58	$13.04	$10.65	$9.45	$9.76	$8.52	$6.89	N/A	N/A
End of period	$14.65	$13.24	$13.58	$13.04	$10.65	$9.45	$9.76	$8.52	N/A	N/A
Accumulation units outstanding at the end of period	454,009	589,195	527,541	412,218	243,357	216,473	164,802	83,869	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$17.58	$17.97	$19.34	$16.11	$13.80	$15.90	$15.05	$11.77	$20.85	$19.10
End of period	$17.53	$17.58	$17.97	$19.34	$16.11	$13.80	$15.90	$15.05	$11.77	$20.85
Accumulation units outstanding at the end of period	853,662	956,897	717,980	558,270	438,231	333,717	213,178	313,027	292,312	295,994

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$17.71	$18.46	$16.77	$12.88	$11.03	$11.39	$9.83	$8.01	$14.09	$14.04
End of period	$19.65	$17.71	$18.46	$16.77	$12.88	$11.03	$11.39	$9.83	$8.01	$14.09
Accumulation units outstanding at the end of period	1,290,241	1,584,024	1,607,833	1,670,839	1,823,709	2,109,274	2,201,829	2,583,933	3,131,673	3,118,015

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$22.55	$22.48	$19.19	$13.75	$11.62	$11.52	$9.94	$7.49	$12.95	$11.00
End of period	$24.07	$22.55	$22.48	$19.19	$13.75	$11.62	$11.52	$9.94	$7.49	$12.95
Accumulation units outstanding at the end of period	344,325	439,779	381,977	277,864	234,326	142,684	41,909	10,829	5,352	43,251

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$29.00	$38.21	$43.10	$34.76	$33.69	$32.98	$27.99	$23.57	$38.35	$28.66
End of period	$36.49	$29.00	$38.21	$43.10	$34.76	$33.69	$32.98	$27.99	$23.57	$38.35
Accumulation units outstanding at the end of period	406,974	405,889	318,528	282,264	285,773	217,605	128,817	98,900	47,354	38,913

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.67	$16.06	$15.73	$14.12	$12.74	$13.13	$11.76	N/A	N/A	N/A
End of period	$18.07	$16.67	$16.06	$15.73	$14.12	$12.74	$13.13	N/A	N/A	N/A
Accumulation units outstanding at the end of period	119,806	163,956	252,587	164,744	111,011	68,153	80,437	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.72	$16.23	$15.60	$11.23	$10.18	$9.81	$8.51	$7.24	$10.88	$10.23
End of period	$14.97	$14.72	$16.23	$15.60	$11.23	$10.18	$9.81	$8.51	$7.24	$10.88
Accumulation units outstanding at the end of period	219,955	266,326	89,097	78,238	3,041	13,739	19,135	16,439	—	—

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$26.68	$27.72	$25.66	$19.51	$16.83	$17.38	$13.97	$10.23	$16.57	$15.59
End of period	$31.70	$26.68	$27.72	$25.66	$19.51	$16.83	$17.38	$13.97	$10.23	$16.57
Accumulation units outstanding at the end of period	676,480	727,098	491,148	437,124	320,529	243,693	207,313	118,143	125,141	143,759

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$18.71	$18.75	$16.77	$12.88	$11.29	$11.24	$9.93	$7.97	$12.93	$12.46
End of period	$20.61	$18.71	$18.75	$16.77	$12.88	$11.29	$11.24	$9.93	$7.97	$12.93
Accumulation units outstanding at the end of period	2,638,686	3,471,885	2,672,494	2,442,102	1,801,067	1,152,084	822,973	417,473	202,662	200,503

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.62	$16.63	$16.25	$12.00	$10.66	$11.68	$9.78	$6.12	$8.86	N/A
End of period	$20.76	$15.62	$16.63	$16.25	$12.00	$10.66	$11.68	$9.78	$6.12	N/A
Accumulation units outstanding at the end of period	361,922	267,069	388,627	351,618	212,523	158,394	67,801	47,070	—	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$22.67	$24.02	$23.20	$16.95	$14.79	$15.63	$12.51	$9.93	$15.43	$15.93
End of period	$28.22	$22.67	$24.02	$23.20	$16.95	$14.79	$15.63	$12.51	$9.93	$15.43
Accumulation units outstanding at the end of period	558,665	693,820	476,770	458,363	319,619	232,055	245,965	179,453	126,971	122,735

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$12.15	$11.76	$9.86	$7.90	$7.18	$7.28	$6.57	$4.05	$7.25	$6.40
End of period	$13.61	$12.15	$11.76	$9.86	$7.90	$7.18	$7.28	$6.57	$4.05	$7.25
Accumulation units outstanding at the end of period	852,499	1,280,280	910,577	610,902	420,045	405,285	349,937	123,320	37,834	38,464

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$12.09	$12.77	$12.96	$9.52	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.00	$12.09	$12.77	$12.96	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,882	48,323	—	5,318	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.48	$10.73	$10.34	$10.46	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.98	$10.48	$10.73	$10.34	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	311,581	621,941	353,155	102,466	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$20.19	$19.67	$19.51	$15.63	$13.11	$14.44	$12.65	$9.18	$15.69	$14.92
End of period	$19.99	$20.19	$19.67	$19.51	$15.63	$13.11	$14.44	$12.65	$9.18	$15.69
Accumulation units outstanding at the end of period	759,875	709,200	430,005	366,589	277,530	287,555	243,149	121,517	54,566	25,637

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.26	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	131,625	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.46	$14.05	$13.75	$15.30	$14.26	$12.91	$12.12	$10.45	$10.97	N/A
End of period	$14.00	$13.46	$14.05	$13.75	$15.30	$14.26	$12.91	$12.12	$10.45	N/A
Accumulation units outstanding at the end of period	892,343	1,274,265	1,199,413	1,295,450	1,921,759	1,386,083	987,984	417,520	175,696	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$20.91	$21.05	$20.47	$21.14	$19.77	$19.07	$17.92	$15.70	$15.81	$14.77
End of period	$21.24	$20.91	$21.05	$20.47	$21.14	$19.77	$19.07	$17.92	$15.70	$15.81
Accumulation units outstanding at the end of period	1,743,290	2,473,875	2,060,765	2,350,562	2,543,177	2,152,409	1,970,743	923,335	530,794	116,066

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.61	$10.86	$10.96	$10.62	$9.96	N/A	N/A	N/A	N/A	N/A
End of period	$11.48	$10.61	$10.86	$10.96	$10.62	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,162,468	1,126,534	932,818	871,922	497,259	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.98	$20.61	$20.81	$19.45	$16.84	$16.27	$14.22	$9.83	$14.35	$14.67
End of period	$21.97	$18.98	$20.61	$20.81	$19.45	$16.84	$16.27	$14.22	$9.83	$14.35
Accumulation units outstanding at the end of period	842,940	997,398	1,116,999	1,123,277	997,229	727,050	453,146	313,867	127,406	144,852

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$15.44	$16.98	$15.54	$11.14	$9.67	$10.56	$8.24	$5.65	N/A	N/A
End of period	$19.45	$15.44	$16.98	$15.54	$11.14	$9.67	$10.56	$8.24	N/A	N/A
Accumulation units outstanding at the end of period	386,897	235,151	147,159	159,136	78,941	93,518	28,892	6,728	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.33	$16.06	$15.34	$11.29	$9.54	$10.48	$8.30	$6.26	N/A	N/A
End of period	$19.79	$15.33	$16.06	$15.34	$11.29	$9.54	$10.48	$8.30	N/A	N/A
Accumulation units outstanding at the end of period	420,008	343,624	178,545	201,298	76,637	32,644	54,494	14,194	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	73,613	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$28.63	$31.70	$28.49	$20.54	$17.96	$19.16	$16.50	$11.54	$22.10	$23.67
End of period	$34.43	$28.63	$31.70	$28.49	$20.54	$17.96	$19.16	$16.50	$11.54	$22.10
Accumulation units outstanding at the end of period	67,650	57,110	61,840	49,615	19,961	13,742	70,741	117,576	146,755	83,163

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.76	$14.98	$15.06	$10.75	$8.34	$10.28	$8.23	$5.93	N/A	N/A
End of period	$15.80	$14.76	$14.98	$15.06	$10.75	$8.34	$10.28	$8.23	N/A	N/A
Accumulation units outstanding at the end of period	324,244	397,005	481,385	506,800	461,556	471,247	315,811	113,960	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$19.25	$20.50	$18.12	$12.75	$11.10	$10.60	$9.41	$6.71	N/A	N/A
End of period	$21.00	$19.25	$20.50	$18.12	$12.75	$11.10	$10.60	$9.41	N/A	N/A
Accumulation units outstanding at the end of period	2,313,079	3,189,883	2,601,445	2,162,195	1,282,532	1,050,066	827,586	542,974	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$21.37	$21.35	$19.62	$13.87	$12.03	$11.00	$9.88	$6.92	N/A	N/A
End of period	$22.34	$21.37	$21.35	$19.62	$13.87	$12.03	$11.00	$9.88	N/A	N/A
Accumulation units outstanding at the end of period	369,951	644,710	581,299	555,813	389,738	235,486	199,168	172,700	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$18.36	$18.44	$16.40	$12.68	$11.36	$10.22	$8.74	$7.16	N/A	N/A
End of period	$21.38	$18.36	$18.44	$16.40	$12.68	$11.36	$10.22	$8.74	N/A	N/A
Accumulation units outstanding at the end of period	1,705,667	1,906,962	1,617,935	1,357,897	705,889	610,904	239,183	79,137	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$19.39	$22.75	$19.49	$13.14	$11.64	$11.05	$9.77	$6.29	N/A	N/A
End of period	$20.19	$19.39	$22.75	$19.49	$13.14	$11.64	$11.05	$9.77	N/A	N/A
Accumulation units outstanding at the end of period	399,329	639,027	683,809	480,448	274,783	171,403	157,796	106,681	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$21.60	$21.89	$20.77	$16.69	$14.57	$15.47	$13.36	$10.31	$17.13	$15.87
End of period	$22.65	$21.60	$21.89	$20.77	$16.69	$14.57	$15.47	$13.36	$10.31	$17.13
Accumulation units outstanding at the end of period	673,848	1,306,336	1,095,313	931,277	752,750	572,262	617,813	221,144	95,448	22,489

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.78	$14.15	$13.87	$13.42	$12.47	$12.23	$11.38	$10.13	$11.88	$11.30
End of period	$14.31	$13.78	$14.15	$13.87	$13.42	$12.47	$12.23	$11.38	$10.13	$11.88
Accumulation units outstanding at the end of period	678,420	1,337,214	1,040,628	1,139,305	1,452,089	1,038,852	538,430	305,516	104,509	59,562

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$21.59	$21.88	$20.94	$17.27	$15.14	$15.80	$13.76	$10.86	$16.99	$15.81
End of period	$22.62	$21.59	$21.88	$20.94	$17.27	$15.14	$15.80	$13.76	$10.86	$16.99
Accumulation units outstanding at the end of period	2,207,579	3,360,979	2,396,799	2,287,705	2,055,242	1,401,126	1,008,563	384,404	87,672	23,925

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$15.36	$15.70	$15.27	$13.98	$12.74	$12.78	$11.61	$9.89	$12.70	$11.92
End of period	$16.03	$15.36	$15.70	$15.27	$13.98	$12.74	$12.78	$11.61	$9.89	$12.70
Accumulation units outstanding at the end of period	1,455,317	2,354,133	1,815,529	1,594,681	1,977,761	1,591,348	973,782	475,433	75,855	102,896

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$20.20	$20.58	$19.91	$17.38	$15.45	$15.82	$14.13	$11.57	$16.14	$15.02
End of period	$21.10	$20.20	$20.58	$19.91	$17.38	$15.45	$15.82	$14.13	$11.57	$16.14
Accumulation units outstanding at the end of period	2,736,174	4,184,553	3,736,112	3,660,806	2,883,920	2,255,258	1,168,318	399,036	268,700	256,654

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$10.01	$11.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.68	$10.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	128,137	85,818	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$17.44	$19.10	$16.67	$11.11	$9.22	$9.85	$9.05	$6.40	N/A	N/A
End of period	$19.42	$17.44	$19.10	$16.67	$11.11	$9.22	$9.85	$9.05	N/A	N/A
Accumulation units outstanding at the end of period	400,253	441,350	434,038	300,089	153,489	172,880	91,662	47,635	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$58.62	$53.54	$49.79	$36.31	$30.89	$31.61	$27.37	$19.28	$34.11	$31.32
End of period	$58.80	$58.62	$53.54	$49.79	$36.31	$30.89	$31.61	$27.37	$19.28	$34.11
Accumulation units outstanding at the end of period	608,515	821,668	594,719	597,061	427,105	387,183	240,216	126,829	101,290	111,144

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$89.18	$84.69	$75.89	$56.21	$50.04	$51.34	$40.60	$27.95	$47.62	$41.07
End of period	$93.57	$89.18	$84.69	$75.89	$56.21	$50.04	$51.34	$40.60	$27.95	$47.62
Accumulation units outstanding at the end of period	371,197	576,768	429,400	439,567	367,855	268,402	181,866	84,686	45,245	47,333

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.60	$10.68	$10.76	$10.87	$10.72	$10.70	$10.50	$9.87	$10.61	$10.24
End of period	$10.64	$10.60	$10.68	$10.76	$10.87	$10.72	$10.70	$10.50	$9.87	$10.61
Accumulation units outstanding at the end of period	724,793	1,136,404	1,166,291	857,617	921,109	910,953	423,799	78,567	86,869	39,023

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$25.71	$26.48	$23.64	$17.43	$14.77	$15.25	$13.30	$9.81	$16.66	$16.71
End of period	$28.18	$25.71	$26.48	$23.64	$17.43	$14.77	$15.25	$13.30	$9.81	$16.66
Accumulation units outstanding at the end of period	700,102	877,036	718,030	661,313	435,142	393,516	178,245	115,845	80,505	44,524

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$41.95	$42.81	$39.40	$33.39	$30.66	$30.02	$27.38	$23.13	$29.50	$27.75
End of period	$45.99	$41.95	$42.81	$39.40	$33.39	$30.66	$30.02	$27.38	$23.13	$29.50
Accumulation units outstanding at the end of period	1,101,729	1,613,930	1,322,616	1,073,034	902,684	836,267	513,728	162,290	91,581	38,950

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.84	$12.98	$13.12	$13.27	$13.42	$13.57	$13.72	$13.85	$13.70	$13.23
End of period	$12.70	$12.84	$12.98	$13.12	$13.27	$13.42	$13.57	$13.72	$13.85	$13.70
Accumulation units outstanding at the end of period	604,754	1,148,822	1,088,938	995,876	1,038,475	997,591	616,380	643,502	834,168	695,727

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$31.31	$32.68	$29.68	$22.90	$19.90	$20.54	$18.26	$14.89	$22.59	$21.18
End of period	$35.13	$31.31	$32.68	$29.68	$22.90	$19.90	$20.54	$18.26	$14.89	$22.59
Accumulation units outstanding at the end of period	238,943	326,747	353,097	365,978	310,817	306,102	260,162	167,781	99,944	85,237

Accumulation Unit Values
Base Contract - 1.15% (Contracts issued before May 3, 2004)

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$17.18	$17.69	$17.61	$16.27	$14.83	$15.86	$13.85	N/A	N/A	N/A
End of period	$17.53	$17.18	$17.69	$17.61	$16.27	$14.83	$15.86	N/A	N/A	N/A
Accumulation units outstanding at the end of period	32,226	36,042	55,079	99,221	110,703	223,812	218,504	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.62	$12.07	$11.63	$9.49	$8.37	$8.75	$7.85	$6.33	$10.53	N/A
End of period	$12.42	$11.62	$12.07	$11.63	$9.49	$8.37	$8.75	$7.85	$6.33	N/A
Accumulation units outstanding at the end of period	41,001	39,837	39,033	50,532	20,611	21,160	37,529	49,775	33,179	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.91	$13.30	$12.78	$11.03	$9.85	$9.89	$9.01	$7.68	$10.58	N/A
End of period	$13.69	$12.91	$13.30	$12.78	$11.03	$9.85	$9.89	$9.01	$7.68	N/A
Accumulation units outstanding at the end of period	34,417	62,524	82,066	69,775	74,867	74,904	119,212	88,859	37,287	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.49	$12.89	$12.41	$10.24	$9.07	$9.25	$8.26	$6.81	$10.55	N/A
End of period	$13.28	$12.49	$12.89	$12.41	$10.24	$9.07	$9.25	$8.26	$6.81	N/A
Accumulation units outstanding at the end of period	68,447	106,710	84,501	76,436	61,683	71,227	74,991	205,466	267,184	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.41	$16.98	$16.81	$14.93	$13.59	$14.11	$12.62	N/A	N/A	N/A
End of period	$17.21	$16.41	$16.98	$16.81	$14.93	$13.59	$14.11	N/A	N/A	N/A
Accumulation units outstanding at the end of period	65,679	79,336	85,860	147,181	237,649	220,562	238,952	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.80	$17.39	$17.27	$15.53	$14.11	$14.84	$13.13	N/A	N/A	N/A
End of period	$17.48	$16.80	$17.39	$17.27	$15.53	$14.11	$14.84	N/A	N/A	N/A
Accumulation units outstanding at the end of period	55,446	74,323	169,011	206,017	259,086	319,500	391,132	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.80	$17.35	$17.23	$15.79	$14.41	$15.28	$13.46	N/A	N/A	N/A
End of period	$17.29	$16.80	$17.35	$17.23	$15.79	$14.41	$15.28	N/A	N/A	N/A
Accumulation units outstanding at the end of period	136,469	199,837	257,191	323,000	353,700	413,998	410,589	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$39.19	$41.58	$40.92	$31.73	$28.19	$29.19	$21.77	$16.25	$26.64	$24.04
End of period	$40.96	$39.19	$41.58	$40.92	$31.73	$28.19	$29.19	$21.77	$16.25	$26.64
Accumulation units outstanding at the end of period	95,009	126,340	137,177	174,190	187,194	275,896	316,341	230,985	263,033	207,693

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$17.03	$19.03	$19.22	$14.47	$12.44	$12.94	$10.32	$7.81	$11.82	$12.74
End of period	$20.84	$17.03	$19.03	$19.22	$14.47	$12.44	$12.94	$10.32	$7.81	$11.82
Accumulation units outstanding at the end of period	44,290	53,887	71,988	107,641	133,718	186,966	279,888	290,337	195,230	87,958

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.99	$12.14	$11.78	$10.34	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.72	$11.99	$12.14	$11.78	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	167,853	77,956	25,422	53,560	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$16.05	$16.80	$14.78	$11.29	$10.07	$10.31	N/A	N/A	N/A	N/A
End of period	$18.78	$16.05	$16.80	$14.78	$11.29	$10.07	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	146,950	122,186	113,240	114,882	76,552	110,170	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.16	$10.73	$10.73	$11.18	$10.70	$10.37	N/A	N/A	N/A	N/A
End of period	$10.27	$10.16	$10.73	$10.73	$11.18	$10.70	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	73,639	95,018	125,746	127,496	117,040	205,588	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.92	$13.07	$12.99	$10.27	$8.81	$11.07	N/A	N/A	N/A	N/A
End of period	$12.99	$12.92	$13.07	$12.99	$10.27	$8.81	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	28,897	52,462	41,689	53,486	53,053	91,775	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.64	$12.73	$12.38	$10.36	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.42	$12.64	$12.73	$12.38	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	29,637	36,477	24,425	30,917	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.55	$16.57	$15.21	$11.58	$10.02	$10.37	N/A	N/A	N/A	N/A
End of period	$18.17	$16.55	$16.57	$15.21	$11.58	$10.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	120,508	126,567	109,877	84,932	75,516	81,812	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.42	$12.14	$12.66	$10.58	$9.11	$10.77	N/A	N/A	N/A	N/A
End of period	$11.64	$11.42	$12.14	$12.66	$10.58	$9.11	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	113,834	89,198	57,887	64,698	85,923	62,326	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.51	$11.02	$12.15	$11.08	$9.55	$11.27	N/A	N/A	N/A	N/A
End of period	$10.90	$10.51	$11.02	$12.15	$11.08	$9.55	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	72,084	81,721	102,822	75,431	61,326	55,889	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.26	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,322	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.80	$12.10	$12.02	$10.63	$9.82	$10.32	N/A	N/A	N/A	N/A
End of period	$12.13	$11.80	$12.10	$12.02	$10.63	$9.82	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	209,784	267,653	288,142	354,456	328,582	262,945	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.20	$9.55	$11.27	$10.41	$10.45	$11.41	$9.83	$6.63	$13.75	N/A
End of period	$9.01	$7.20	$9.55	$11.27	$10.41	$10.45	$11.41	$9.83	$6.63	N/A
Accumulation units outstanding at the end of period	194,539	223,969	233,132	320,057	444,640	552,013	661,327	795,613	432,876	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$45.57	$43.39	$40.31	$29.34	$26.83	$26.94	$24.19	$18.15	$31.05	$28.63
End of period	$45.25	$45.57	$43.39	$40.31	$29.34	$26.83	$26.94	$24.19	$18.15	$31.05
Accumulation units outstanding at the end of period	119,340	64,567	66,579	79,479	106,347	151,624	169,406	175,043	163,341	131,668

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.66	$15.73	$14.82	$14.11	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.10	$12.66	$15.73	$14.82	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	67,067	58,242	81,015	69,432	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$14.11	$14.50	$14.59	$12.77	$11.43	$12.14	$11.26	$9.30	$13.12	$12.29
End of period	$14.75	$14.11	$14.50	$14.59	$12.77	$11.43	$12.14	$11.26	$9.30	$13.12
Accumulation units outstanding at the end of period	258,563	300,071	347,186	377,905	460,063	620,015	700,690	764,036	809,744	774,700

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$13.67	$14.34	$16.21	$13.50	$11.66	$13.53	$12.72	$9.89	$18.02	$16.28
End of period	$13.52	$13.67	$14.34	$16.21	$13.50	$11.66	$13.53	$12.72	$9.89	$18.02
Accumulation units outstanding at the end of period	177,458	234,323	262,848	299,363	325,852	396,089	546,312	625,726	582,808	679,206

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$27.01	$27.91	$25.71	$19.24	$17.12	$17.46	$15.79	$11.94	$19.80	$19.92
End of period	$30.45	$27.01	$27.91	$25.71	$19.24	$17.12	$17.46	$15.79	$11.94	$19.80
Accumulation units outstanding at the end of period	88,303	117,506	148,092	162,445	164,399	216,577	232,616	235,991	239,247	263,187

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	113,594	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.44	$13.85	$14.60	$11.94	$10.30	$11.27	$10.38	N/A	N/A	N/A
End of period	$12.75	$12.44	$13.85	$14.60	$11.94	$10.30	$11.27	N/A	N/A	N/A
Accumulation units outstanding at the end of period	199,036	289,555	397,251	497,369	535,587	592,264	536,283	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.40	$12.30	$12.12	$9.89	$8.63	$8.85	$8.11	$6.30	$9.98	N/A
End of period	$12.79	$11.40	$12.30	$12.12	$9.89	$8.63	$8.85	$8.11	$6.30	N/A
Accumulation units outstanding at the end of period	194,053	244,006	352,810	354,247	397,398	507,190	688,633	763,208	763,750	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.31	$11.14	$11.55	$8.96	$7.43	$8.00	$7.56	$5.84	$9.95	N/A
End of period	$11.27	$10.31	$11.14	$11.55	$8.96	$7.43	$8.00	$7.56	$5.84	N/A
Accumulation units outstanding at the end of period	68,537	74,377	103,192	176,078	190,557	187,354	140,924	162,882	60,291	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.18	$11.80	$11.99	$11.72	$10.05	N/A	N/A	N/A	N/A	N/A
End of period	$11.48	$11.18	$11.80	$11.99	$11.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	96,512	177,732	236,262	263,581	127,455	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$13.20	$14.41	$14.13	$12.52	$11.29	$11.14	$10.01	$7.62	$10.97	$10.90
End of period	$14.89	$13.20	$14.41	$14.13	$12.52	$11.29	$11.14	$10.01	$7.62	$10.97
Accumulation units outstanding at the end of period	278,320	360,826	464,528	434,993	482,324	598,879	685,893	534,135	433,128	294,925

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.35	$10.08	$11.26	$8.60	$6.84	$8.08	$6.78	$4.49	N/A	N/A
End of period	$10.11	$10.35	$10.08	$11.26	$8.60	$6.84	$8.08	$6.78	N/A	N/A
Accumulation units outstanding at the end of period	95,936	133,005	119,554	148,939	130,679	238,899	203,908	191,686	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.75	$12.47	$11.75	$9.27	$8.25	$8.40	$7.62	$6.08	$9.91	N/A
End of period	$13.44	$11.75	$12.47	$11.75	$9.27	$8.25	$8.40	$7.62	$6.08	N/A
Accumulation units outstanding at the end of period	103,152	110,598	128,904	157,221	174,479	210,285	226,763	215,633	145,682	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$27.00	$27.20	$26.11	$26.69	$25.06	$23.85	$22.42	$19.87	$21.19	$20.04
End of period	$27.25	$27.00	$27.20	$26.11	$26.69	$25.06	$23.85	$22.42	$19.87	$21.19
Accumulation units outstanding at the end of period	193,578	220,838	241,245	259,737	350,038	405,598	483,683	470,637	516,269	681,864

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$11.17	$12.89	$13.72	$15.05	$12.69	$13.46	$11.73	$9.65	N/A	N/A
End of period	$12.04	$11.17	$12.89	$13.72	$15.05	$12.69	$13.46	$11.73	N/A	N/A
Accumulation units outstanding at the end of period	22,631	32,485	53,709	64,459	101,672	215,152	381,337	184,946	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$19.06	$21.18	$18.94	$14.43	$12.37	$13.39	$10.89	$8.30	$13.14	$12.93
End of period	$21.40	$19.06	$21.18	$18.94	$14.43	$12.37	$13.39	$10.89	$8.30	$13.14
Accumulation units outstanding at the end of period	61,317	80,897	97,635	112,236	125,769	195,065	210,960	227,302	240,122	234,156

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$13.29	$13.68	$12.15	$9.16	$7.75	$8.77	$8.16	$6.61	$10.73	N/A
End of period	$14.18	$13.29	$13.68	$12.15	$9.16	$7.75	$8.77	$8.16	$6.61	N/A
Accumulation units outstanding at the end of period	28,962	39,630	78,159	49,438	40,139	41,557	68,652	54,663	68,051	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.56	$8.05	$7.31	$7.57	$6.20	$8.70	$7.53	$4.18	N/A	N/A
End of period	$7.22	$7.56	$8.05	$7.31	$7.57	$6.20	$8.70	$7.53	N/A	N/A
Accumulation units outstanding at the end of period	104,297	121,202	136,168	193,742	224,649	269,588	350,931	417,919	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.86	$17.22	$15.14	$14.91	$11.75	$12.68	$10.95	$8.36	$13.15	$15.65
End of period	$17.07	$16.86	$17.22	$15.14	$14.91	$11.75	$12.68	$10.95	$8.36	$13.15
Accumulation units outstanding at the end of period	194,931	193,075	231,941	258,318	282,086	287,559	376,131	306,387	226,526	187,257

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$20.74	$21.42	$21.62	$18.38	$16.06	$17.45	$15.71	$11.60	$19.87	$18.31
End of period	$20.26	$20.74	$21.42	$21.62	$18.38	$16.06	$17.45	$15.71	$11.60	$19.87
Accumulation units outstanding at the end of period	132,577	155,405	151,372	191,014	217,266	246,093	273,435	341,930	318,773	314,902

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$26.01	$28.94	$26.80	$20.71	$19.44	$20.85	$17.14	$12.41	$20.57	$21.37
End of period	$29.67	$26.01	$28.94	$26.80	$20.71	$19.44	$20.85	$17.14	$12.41	$20.57
Accumulation units outstanding at the end of period	128,934	166,127	186,367	217,811	271,709	356,984	451,972	438,519	466,790	501,715

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$25.83	$26.60	$24.92	$18.05	$15.51	$15.91	$12.75	$9.57	$16.06	$14.59
End of period	$28.47	$25.83	$26.60	$24.92	$18.05	$15.51	$15.91	$12.75	$9.57	$16.06
Accumulation units outstanding at the end of period	120,134	137,435	146,544	171,080	175,829	228,000	246,432	273,219	264,588	354,527

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$43.24	$42.46	$38.62	$27.51	$23.94	$25.73	$20.73	$14.66	$26.70	$25.02
End of period	$42.96	$43.24	$42.46	$38.62	$27.51	$23.94	$25.73	$20.73	$14.66	$26.70
Accumulation units outstanding at the end of period	53,037	80,322	90,432	90,175	103,550	109,910	126,069	142,006	126,274	138,128

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$21.81	$21.96	$21.08	$22.10	$21.57	$19.86	$18.72	$18.26	$17.34	$16.49
End of period	$21.87	$21.81	$21.96	$21.08	$22.10	$21.57	$19.86	$18.72	$18.26	$17.34
Accumulation units outstanding at the end of period	263,773	414,801	353,370	390,765	595,376	690,058	827,112	819,195	1,267,251	594,673

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.38	$12.92	$13.79	$14.10	$11.67	$14.36	$11.91	$7.02	$14.21	$10.91
End of period	$12.24	$10.38	$12.92	$13.79	$14.10	$11.67	$14.36	$11.91	$7.02	$14.21
Accumulation units outstanding at the end of period	117,864	135,058	158,649	220,184	300,523	509,963	863,056	821,295	435,075	369,894

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.74	$13.18	$12.32	$9.76	$8.51	$8.79	$7.64	$6.20	$9.84	N/A
End of period	$14.11	$12.74	$13.18	$12.32	$9.76	$8.51	$8.79	$7.64	$6.20	N/A
Accumulation units outstanding at the end of period	50,438	64,527	122,402	205,033	344,003	420,282	625,364	683,110	319,104	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$14.66	$14.85	$14.22	$14.79	$14.44	$13.63	$13.02	$12.46	$12.15	$11.55
End of period	$14.77	$14.66	$14.85	$14.22	$14.79	$14.44	$13.63	$13.02	$12.46	$12.15
Accumulation units outstanding at the end of period	321,082	353,663	407,888	456,476	600,291	808,219	935,689	897,713	886,279	951,142

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$8.30	$8.17	$7.83	$6.55	$5.51	$5.75	$4.75	$3.82	$6.41	$6.22
End of period	$10.14	$8.30	$8.17	$7.83	$6.55	$5.51	$5.75	$4.75	$3.82	$6.41
Accumulation units outstanding at the end of period	27,487	31,007	47,713	68,365	67,553	58,627	85,359	65,848	66,119	448,762

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$24.33	$23.24	$21.22	$15.21	$12.46	$11.83	$9.75	$7.41	$10.91	$11.98
End of period	$25.54	$24.33	$23.24	$21.22	$15.21	$12.46	$11.83	$9.75	$7.41	$10.91
Accumulation units outstanding at the end of period	58,667	69,610	68,033	87,639	73,696	92,547	133,262	96,297	57,486	32,334

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$15.48	$15.76	$14.52	$11.25	$10.23	$8.77	$7.12	$6.21	$11.65	$11.66
End of period	$17.72	$15.48	$15.76	$14.52	$11.25	$10.23	$8.77	$7.12	$6.21	$11.65
Accumulation units outstanding at the end of period	751,654	937,465	1,099,741	1,386,337	1,663,624	2,206,749	2,742,006	2,980,150	3,419,036	4,367,082

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.94	$9.48	$9.96	$10.51	$9.04	N/A	N/A	N/A	N/A	N/A
End of period	$8.64	$7.94	$9.48	$9.96	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	147,907	148,970	153,708	155,759	106,030	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$14.24	$14.69	$15.38	$11.91	$11.09	$12.11	$11.99	$8.60	N/A	N/A
End of period	$13.82	$14.24	$14.69	$15.38	$11.91	$11.09	$12.11	$11.99	N/A	N/A
Accumulation units outstanding at the end of period	22,549	39,307	35,332	23,547	8,624	8,331	7,900	7,111	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$12.30	$12.58	$11.26	$8.54	$6.85	$7.95	$7.09	$6.05	$12.39	$15.17
End of period	$15.09	$12.30	$12.58	$11.26	$8.54	$6.85	$7.95	$7.09	$6.05	$12.39
Accumulation units outstanding at the end of period	137,963	130,531	127,127	139,530	165,916	178,106	330,493	188,127	161,693	72,389

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$18.21	$20.08	$18.32	$16.36	$13.46	$14.84	$13.09	$10.10	$19.85	$18.08
End of period	$19.25	$18.21	$20.08	$18.32	$16.36	$13.46	$14.84	$13.09	$10.10	$19.85
Accumulation units outstanding at the end of period	596,806	714,616	837,135	998,892	1,242,879	1,532,605	1,971,135	2,330,303	2,776,884	3,629,599

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$28.31	$26.87	$21.72	$15.59	$13.31	$12.14	$11.82	$9.88	$13.02	$12.24
End of period	$26.91	$28.31	$26.87	$21.72	$15.59	$13.31	$12.14	$11.82	$9.88	$13.02
Accumulation units outstanding at the end of period	142,463	217,921	199,216	183,241	133,980	184,841	165,710	237,361	322,713	186,726

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$13.18	$13.53	$13.00	$10.62	$9.43	$9.74	$8.51	$6.88	$9.92	N/A
End of period	$14.58	$13.18	$13.53	$13.00	$10.62	$9.43	$9.74	$8.51	$6.88	N/A
Accumulation units outstanding at the end of period	34,706	46,138	46,997	64,962	85,962	72,554	102,198	113,365	78,217	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$17.46	$17.85	$19.23	$16.02	$13.73	$15.83	$14.99	$11.73	$20.79	$19.05
End of period	$17.39	$17.46	$17.85	$19.23	$16.02	$13.73	$15.83	$14.99	$11.73	$20.79
Accumulation units outstanding at the end of period	419,684	455,731	515,077	574,192	700,053	790,087	955,203	1,013,864	1,015,093	1,172,471

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$17.61	$18.37	$16.69	$12.82	$10.99	$11.35	$9.80	$7.99	$14.06	$14.03
End of period	$19.53	$17.61	$18.37	$16.69	$12.82	$10.99	$11.35	$9.80	$7.99	$14.06
Accumulation units outstanding at the end of period	1,008,825	1,192,382	1,274,091	1,560,572	1,842,259	2,499,751	3,076,839	3,664,993	3,854,860	4,432,218

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$22.42	$22.36	$19.10	$13.69	$11.58	$11.48	$9.91	$7.48	$12.93	$10.98
End of period	$23.93	$22.42	$22.36	$19.10	$13.69	$11.58	$11.48	$9.91	$7.48	$12.93
Accumulation units outstanding at the end of period	119,066	99,703	108,671	94,814	96,022	92,533	73,960	69,971	93,126	165,081

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$28.77	$37.93	$42.80	$34.54	$33.48	$32.79	$27.85	$23.46	$38.20	$28.56
End of period	$36.18	$28.77	$37.93	$42.80	$34.54	$33.48	$32.79	$27.85	$23.46	$38.20
Accumulation units outstanding at the end of period	105,265	114,304	111,238	138,253	169,014	251,132	302,045	273,671	258,499	276,813

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.61	$16.01	$15.69	$14.09	$12.72	$13.11	$11.75	$9.57	N/A	N/A
End of period	$18.00	$16.61	$16.01	$15.69	$14.09	$12.72	$13.11	$11.75	N/A	N/A
Accumulation units outstanding at the end of period	17,434	16,167	15,571	17,080	16,469	15,674	15,198	11,460	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.65	$16.16	$15.54	$11.19	$10.15	$9.78	$8.49	$7.23	$10.87	$10.22
End of period	$14.89	$14.65	$16.16	$15.54	$11.19	$10.15	$9.78	$8.49	$7.23	$10.87
Accumulation units outstanding at the end of period	814,374	968,079	859,901	1,063,383	34,860	47,019	44,560	57,923	48,119	41,371

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$26.50	$27.54	$25.51	$19.40	$16.74	$17.30	$13.91	$10.19	$16.52	$15.56
End of period	$31.47	$26.50	$27.54	$25.51	$19.40	$16.74	$17.30	$13.91	$10.19	$16.52
Accumulation units outstanding at the end of period	350,272	421,083	467,026	575,808	635,979	767,269	961,213	1,027,473	1,098,701	1,314,917

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$18.58	$18.63	$16.67	$12.81	$11.23	$11.19	$9.90	$7.95	$12.89	$12.43
End of period	$20.45	$18.58	$18.63	$16.67	$12.81	$11.23	$11.19	$9.90	$7.95	$12.89
Accumulation units outstanding at the end of period	1,253,804	1,487,191	1,594,853	1,818,068	1,961,409	2,254,868	2,767,263	3,014,201	2,485,345	2,723,916

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.55	$16.57	$16.20	$11.97	$10.63	$11.66	$9.76	$6.11	$8.86	N/A
End of period	$20.66	$15.55	$16.57	$16.20	$11.97	$10.63	$11.66	$9.76	$6.11	N/A
Accumulation units outstanding at the end of period	81,456	51,692	79,099	106,687	100,818	139,889	197,913	271,934	111,162	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$22.51	$23.86	$23.07	$16.85	$14.71	$15.56	$12.46	$9.89	$15.38	$15.89
End of period	$28.01	$22.51	$23.86	$23.07	$16.85	$14.71	$15.56	$12.46	$9.89	$15.38
Accumulation units outstanding at the end of period	806,541	937,718	1,073,753	1,333,838	931,544	1,058,071	1,268,552	1,344,940	895,386	1,023,844

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$12.05	$11.67	$9.79	$7.85	$7.14	$7.24	$6.54	$4.04	$7.22	$6.37
End of period	$13.49	$12.05	$11.67	$9.79	$7.85	$7.14	$7.24	$6.54	$4.04	$7.22
Accumulation units outstanding at the end of period	226,078	272,756	312,533	286,089	292,449	442,037	556,727	566,643	201,480	373,790

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$12.06	$12.75	$12.95	$9.72	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.97	$12.06	$12.75	$12.95	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,993	5,699	7,167	7,612	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.46	$10.71	$10.33	$10.31	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.95	$10.46	$10.71	$10.33	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	185,084	202,703	211,756	19,580	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$20.04	$19.53	$19.39	$15.53	$13.04	$14.37	$12.60	$9.14	$15.63	$14.88
End of period	$19.83	$20.04	$19.53	$19.39	$15.53	$13.04	$14.37	$12.60	$9.14	$15.63
Accumulation units outstanding at the end of period	310,648	312,510	300,842	341,034	369,430	425,188	513,564	503,222	528,353	673,869

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$11.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	40,919	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.40	$13.99	$13.70	$15.25	$14.23	$12.88	$12.10	$10.44	$10.97	N/A
End of period	$13.93	$13.40	$13.99	$13.70	$15.25	$14.23	$12.88	$12.10	$10.44	N/A
Accumulation units outstanding at the end of period	280,702	313,480	398,941	558,662	1,188,596	1,031,752	1,220,934	1,273,743	1,204,871	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$20.72	$20.88	$20.31	$20.98	$19.64	$18.95	$17.82	$15.61	$15.73	$14.70
End of period	$21.04	$20.72	$20.88	$20.31	$20.98	$19.64	$18.95	$17.82	$15.61	$15.73
Accumulation units outstanding at the end of period	692,185	861,035	1,013,106	1,398,552	2,126,519	2,273,275	3,037,628	3,150,607	2,583,263	2,188,025

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.58	$10.84	$10.94	$10.61	$9.96	N/A	N/A	N/A	N/A	N/A
End of period	$11.44	$10.58	$10.84	$10.94	$10.61	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	226,815	255,303	400,385	529,809	114,536	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.82	$20.45	$20.66	$19.31	$16.73	$16.17	$14.15	$9.78	$14.29	$14.62
End of period	$21.78	$18.82	$20.45	$20.66	$19.31	$16.73	$16.17	$14.15	$9.78	$14.29
Accumulation units outstanding at the end of period	300,232	382,821	437,582	549,511	755,848	861,230	1,079,234	1,169,727	767,393	791,987

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$15.38	$16.92	$15.50	$11.11	$9.65	$10.55	$8.23	$5.65	N/A	N/A
End of period	$19.37	$15.38	$16.92	$15.50	$11.11	$9.65	$10.55	$8.23	N/A	N/A
Accumulation units outstanding at the end of period	51,175	26,870	33,992	64,129	52,225	66,396	146,883	59,455	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.27	$16.00	$15.29	$11.26	$9.52	$10.47	$8.29	$6.26	N/A	N/A
End of period	$19.70	$15.27	$16.00	$15.29	$11.26	$9.52	$10.47	$8.29	N/A	N/A
Accumulation units outstanding at the end of period	75,143	45,097	35,818	35,809	36,666	49,267	98,858	14,144	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.60	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	47,241	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$28.34	$31.40	$28.23	$20.36	$17.81	$19.02	$16.38	$11.46	$21.96	$23.54
End of period	$34.07	$28.34	$31.40	$28.23	$20.36	$17.81	$19.02	$16.38	$11.46	$21.96
Accumulation units outstanding at the end of period	64,887	80,355	83,520	100,869	108,489	132,419	167,880	184,861	195,853	192,999

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.71	$14.94	$15.02	$10.72	$8.33	$10.27	$8.22	$5.93	N/A	N/A
End of period	$15.73	$14.71	$14.94	$15.02	$10.72	$8.33	$10.27	$8.22	N/A	N/A
Accumulation units outstanding at the end of period	27,618	33,759	48,478	68,309	98,406	158,284	168,786	105,399	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$19.18	$20.43	$18.06	$12.72	$11.07	$10.58	$9.40	$6.71	$9.92	N/A
End of period	$20.91	$19.18	$20.43	$18.06	$12.72	$11.07	$10.58	$9.40	$6.71	N/A
Accumulation units outstanding at the end of period	1,180,033	1,362,662	576,895	569,766	513,595	606,655	577,729	569,780	495,474	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$21.28	$21.28	$19.56	$13.84	$12.00	$10.99	$9.87	$6.92	$9.92	N/A
End of period	$22.24	$21.28	$21.28	$19.56	$13.84	$12.00	$10.99	$9.87	$6.92	N/A
Accumulation units outstanding at the end of period	91,627	162,467	145,629	179,449	145,883	148,727	164,432	177,743	60,655	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$18.29	$18.38	$16.35	$12.65	$11.34	$10.20	$8.73	$7.15	N/A	N/A
End of period	$21.29	$18.29	$18.38	$16.35	$12.65	$11.34	$10.20	$8.73	N/A	N/A
Accumulation units outstanding at the end of period	384,998	323,837	388,453	448,911	280,672	350,229	237,993	102,166	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$19.31	$22.67	$19.43	$13.11	$11.62	$11.03	$9.76	$6.29	N/A	N/A
End of period	$20.10	$19.31	$22.67	$19.43	$13.11	$11.62	$11.03	$9.76	N/A	N/A
Accumulation units outstanding at the end of period	70,803	127,653	202,681	137,545	151,942	180,142	121,412	272,420	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$21.41	$21.71	$20.61	$16.57	$14.47	$15.38	$13.28	$10.25	$17.05	$15.80
End of period	$22.44	$21.41	$21.71	$20.61	$16.57	$14.47	$15.38	$13.28	$10.25	$17.05
Accumulation units outstanding at the end of period	948,510	1,145,532	1,303,664	1,515,866	1,780,696	2,147,089	2,729,636	2,978,068	2,963,577	3,251,971

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.70	$14.08	$13.81	$13.36	$12.43	$12.19	$11.35	$10.11	$11.86	$11.28
End of period	$14.22	$13.70	$14.08	$13.81	$13.36	$12.43	$12.19	$11.35	$10.11	$11.86
Accumulation units outstanding at the end of period	326,458	368,051	392,034	453,804	600,088	718,136	803,365	940,558	1,065,385	467,710

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$21.40	$21.69	$20.78	$17.14	$15.04	$15.70	$13.68	$10.81	$16.91	$15.74
End of period	$22.41	$21.40	$21.69	$20.78	$17.14	$15.04	$15.70	$13.68	$10.81	$16.91
Accumulation units outstanding at the end of period	1,641,268	1,878,785	2,264,887	2,799,870	3,236,655	3,850,193	4,690,480	5,125,477	5,290,484	5,537,303

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$15.27	$15.62	$15.20	$13.92	$12.70	$12.74	$11.58	$9.87	$12.68	$11.91
End of period	$15.93	$15.27	$15.62	$15.20	$13.92	$12.70	$12.74	$11.58	$9.87	$12.68
Accumulation units outstanding at the end of period	280,218	305,239	375,480	547,922	722,706	924,592	963,312	1,038,270	866,676	495,535

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$20.02	$20.41	$19.76	$17.25	$15.34	$15.72	$14.05	$11.51	$16.06	$14.96
End of period	$20.90	$20.02	$20.41	$19.76	$17.25	$15.34	$15.72	$14.05	$11.51	$16.06
Accumulation units outstanding at the end of period	1,060,419	1,365,089	1,599,814	1,823,889	2,036,818	2,480,745	2,915,838	2,929,007	2,724,851	3,177,904

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	29,719	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$17.37	$19.04	$16.62	$11.08	$9.20	$9.84	$9.04	$6.40	N/A	N/A
End of period	$19.34	$17.37	$19.04	$16.62	$11.08	$9.20	$9.84	$9.04	N/A	N/A
Accumulation units outstanding at the end of period	93,602	70,771	118,464	112,900	99,500	94,952	130,269	102,318	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$58.02	$53.01	$49.33	$35.99	$30.63	$31.36	$27.17	$19.15	$33.90	$31.14
End of period	$58.17	$58.02	$53.01	$49.33	$35.99	$30.63	$31.36	$27.17	$19.15	$33.90
Accumulation units outstanding at the end of period	293,130	366,496	363,400	433,544	520,895	631,419	770,080	798,634	735,552	792,358

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$88.27	$83.87	$75.19	$55.72	$49.62	$50.94	$40.30	$27.76	$47.32	$40.84
End of period	$92.57	$88.27	$83.87	$75.19	$55.72	$49.62	$50.94	$40.30	$27.76	$47.32
Accumulation units outstanding at the end of period	150,511	175,216	194,174	228,001	267,046	357,607	418,254	475,963	516,999	531,796

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.55	$10.64	$10.72	$10.83	$10.69	$10.67	$10.49	$9.85	$10.60	$10.23
End of period	$10.58	$10.55	$10.64	$10.72	$10.83	$10.69	$10.67	$10.49	$9.85	$10.60
Accumulation units outstanding at the end of period	204,054	236,419	244,269	294,520	357,468	323,929	446,963	405,375	189,544	328,590

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$25.51	$26.29	$23.48	$17.32	$14.68	$15.17	$13.24	$9.77	$16.60	$16.65
End of period	$27.95	$25.51	$26.29	$23.48	$17.32	$14.68	$15.17	$13.24	$9.77	$16.60
Accumulation units outstanding at the end of period	451,333	533,211	601,141	627,129	724,918	949,025	1,165,777	1,292,034	1,318,655	1,346,618

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$41.53	$42.40	$39.04	$33.09	$30.41	$29.79	$27.19	$22.98	$29.32	$27.59
End of period	$45.50	$41.53	$42.40	$39.04	$33.09	$30.41	$29.79	$27.19	$22.98	$29.32
Accumulation units outstanding at the end of period	334,514	370,504	419,112	473,573	667,034	787,910	874,356	905,450	791,539	820,858

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.70	$12.85	$12.99	$13.15	$13.30	$13.45	$13.61	$13.74	$13.60	$13.14
End of period	$12.56	$12.70	$12.85	$12.99	$13.15	$13.30	$13.45	$13.61	$13.74	$13.60
Accumulation units outstanding at the end of period	394,140	764,779	503,681	607,945	739,226	1,027,753	1,265,615	1,713,366	2,316,025	1,099,859

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$31.11	$32.48	$29.51	$22.78	$19.81	$20.46	$18.20	$14.85	$22.54	$21.14
End of period	$34.88	$31.11	$32.48	$29.51	$22.78	$19.81	$20.46	$18.20	$14.85	$22.54
Accumulation units outstanding at the end of period	143,040	159,324	204,324	250,518	245,847	310,273	343,555	349,530	370,904	381,139

Accumulation Unit Values
Contract with Endorsements - 1.21%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.92	$9.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.61	$7.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	427	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$17.31	$17.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.24	$17.31	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	704	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$26.28	$27.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$31.19	$26.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	355	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$18.42	$18.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$20.27	$18.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	766	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$22.32	$23.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$27.76	$22.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	298	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$20.50	$20.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$20.80	$20.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	395	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.55	$10.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.40	$10.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	510	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Base Contract - 1.25% (Contracts issued on or after May 3, 2004)

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$17.06	$17.59	$17.53	$16.21	$14.79	$15.84	$13.84	N/A	N/A	N/A
End of period	$17.39	$17.06	$17.59	$17.53	$16.21	$14.79	$15.84	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,717,697	13,316,817	15,229,022	17,810,913	22,244,225	25,616,156	16,730,909	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.52	$11.98	$11.55	$9.43	$8.33	$8.71	$7.82	$6.32	$10.52	N/A
End of period	$12.29	$11.52	$11.98	$11.55	$9.43	$8.33	$8.71	$7.82	$6.32	N/A
Accumulation units outstanding at the end of period	8,550,125	12,043,668	9,541,391	9,350,298	9,233,307	8,767,799	5,599,602	3,163,357	900,496	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.80	$13.20	$12.69	$10.97	$9.80	$9.86	$8.98	$7.66	$10.57	N/A
End of period	$13.56	$12.80	$13.20	$12.69	$10.97	$9.80	$9.86	$8.98	$7.66	N/A
Accumulation units outstanding at the end of period	17,403,171	25,879,278	20,169,724	19,842,531	19,421,656	17,323,082	11,828,191	5,772,109	1,516,911	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.38	$12.79	$12.33	$10.18	$9.02	$9.21	$8.24	$6.79	$10.54	N/A
End of period	$13.15	$12.38	$12.79	$12.33	$10.18	$9.02	$9.21	$8.24	$6.79	N/A
Accumulation units outstanding at the end of period	23,716,491	34,674,325	27,120,783	26,705,810	26,487,568	24,814,884	16,908,296	9,136,067	3,053,845	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.30	$16.89	$16.73	$14.87	$13.55	$14.08	$12.61	N/A	N/A	N/A
End of period	$17.07	$16.30	$16.89	$16.73	$14.87	$13.55	$14.08	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,537,591	36,278,712	31,158,283	33,102,566	34,864,639	33,763,002	21,336,761	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.69	$17.29	$17.19	$15.47	$14.07	$14.82	$13.12	N/A	N/A	N/A
End of period	$17.34	$16.69	$17.29	$17.19	$15.47	$14.07	$14.82	N/A	N/A	N/A
Accumulation units outstanding at the end of period	29,476,840	43,800,943	41,024,419	44,417,837	48,671,141	46,356,046	27,309,362	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.69	$17.25	$17.15	$15.74	$14.37	$15.26	$13.45	N/A	N/A	N/A
End of period	$17.16	$16.69	$17.25	$17.15	$15.74	$14.37	$15.26	N/A	N/A	N/A
Accumulation units outstanding at the end of period	35,653,533	53,690,837	50,451,425	54,543,902	59,430,318	53,833,349	30,192,228	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$38.43	$40.83	$40.22	$31.21	$27.76	$28.78	$21.48	$16.05	$26.34	$23.80
End of period	$40.14	$38.43	$40.83	$40.22	$31.21	$27.76	$28.78	$21.48	$16.05	$26.34
Accumulation units outstanding at the end of period	4,684,265	6,910,116	6,493,704	7,298,137	7,232,841	7,399,430	4,312,831	1,807,260	843,703	569,719

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.86	$18.85	$19.06	$14.36	$12.36	$12.87	$10.27	$7.78	$11.79	$12.72
End of period	$20.61	$16.86	$18.85	$19.06	$14.36	$12.36	$12.87	$10.27	$7.78	$11.79
Accumulation units outstanding at the end of period	5,845,960	7,401,846	7,161,833	7,573,195	7,386,528	7,753,314	5,387,722	3,037,051	1,576,756	821,639

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.94	$12.11	$11.76	$11.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.66	$11.94	$12.11	$11.76	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,591,606	11,209,563	4,917,311	2,462,040	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.96	$16.72	$14.72	$11.26	$10.05	$10.30	N/A	N/A	N/A	N/A
End of period	$18.66	$15.96	$16.72	$14.72	$11.26	$10.05	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	21,599,100	26,393,277	21,669,932	19,673,216	19,607,090	18,028,932	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.10	$10.68	$10.69	$11.15	$10.68	$10.36	N/A	N/A	N/A	N/A
End of period	$10.21	$10.10	$10.68	$10.69	$11.15	$10.68	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,114,383	12,349,556	11,464,559	11,416,956	12,936,108	11,704,083	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.84	$13.01	$12.94	$10.24	$8.80	$11.06	N/A	N/A	N/A	N/A
End of period	$12.91	$12.84	$13.01	$12.94	$10.24	$8.80	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,021,827	9,213,029	6,535,121	6,255,842	6,470,602	6,234,538	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.59	$12.70	$12.36	$10.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.36	$12.59	$12.70	$12.36	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,267,313	7,650,086	3,478,435	2,149,661	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.45	$16.49	$15.16	$11.55	$10.00	$10.36	N/A	N/A	N/A	N/A
End of period	$18.05	$16.45	$16.49	$15.16	$11.55	$10.00	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,325,175	31,589,592	24,423,626	23,434,874	23,519,700	21,000,317	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.35	$12.08	$12.62	$10.55	$9.10	$10.76	N/A	N/A	N/A	N/A
End of period	$11.56	$11.35	$12.08	$12.62	$10.55	$9.10	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,739,063	17,720,455	12,074,839	11,333,099	11,282,128	10,157,068	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.45	$10.97	$12.10	$11.05	$9.54	$11.27	N/A	N/A	N/A	N/A
End of period	$10.83	$10.45	$10.97	$12.10	$11.05	$9.54	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,287,265	18,587,098	14,707,089	13,769,827	13,633,010	11,854,345	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	679,214	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.74	$12.05	$11.98	$10.61	$9.80	$10.32	N/A	N/A	N/A	N/A
End of period	$12.05	$11.74	$12.05	$11.98	$10.61	$9.80	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	24,659,782	53,078,235	33,326,955	32,575,299	30,992,578	20,255,295	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.14	$9.48	$11.19	$10.35	$10.40	$11.36	$9.80	$6.62	$13.73	N/A
End of period	$8.92	$7.14	$9.48	$11.19	$10.35	$10.40	$11.36	$9.80	$6.62	N/A
Accumulation units outstanding at the end of period	23,601,654	27,442,608	24,627,289	25,222,514	28,502,621	28,229,145	19,663,255	14,968,055	5,827,361	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$44.64	$42.55	$39.57	$28.83	$26.39	$26.52	$23.83	$17.90	$30.66	$28.29
End of period	$44.28	$44.64	$42.55	$39.57	$28.83	$26.39	$26.52	$23.83	$17.90	$30.66
Accumulation units outstanding at the end of period	6,808,250	5,925,528	5,008,059	5,030,551	5,303,335	5,713,353	4,836,827	3,319,096	1,001,168	284,987

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.61	$15.68	$14.79	$12.13	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$14.02	$12.61	$15.68	$14.79	$12.13	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,498,218	6,239,719	7,198,077	3,950,150	1,649,827	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.90	$14.29	$14.39	$12.61	$11.30	$12.01	$11.15	$9.22	$13.02	$12.21
End of period	$14.51	$13.90	$14.29	$14.39	$12.61	$11.30	$12.01	$11.15	$9.22	$13.02
Accumulation units outstanding at the end of period	7,871,098	9,887,692	9,134,492	9,527,804	10,017,366	10,707,556	8,318,011	5,881,933	2,849,480	1,344,300

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$13.43	$14.10	$15.96	$13.30	$11.50	$13.36	$12.57	$9.78	$17.84	$16.14
End of period	$13.26	$13.43	$14.10	$15.96	$13.30	$11.50	$13.36	$12.57	$9.78	$17.84
Accumulation units outstanding at the end of period	5,828,984	7,481,536	6,816,772	6,732,506	6,733,583	6,834,308	5,575,114	4,369,999	3,145,226	2,971,670

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$26.49	$27.40	$25.26	$18.93	$16.86	$17.21	$15.58	$11.79	$19.58	$19.71
End of period	$29.83	$26.49	$27.40	$25.26	$18.93	$16.86	$17.21	$15.58	$11.79	$19.58
Accumulation units outstanding at the end of period	3,998,355	4,734,189	3,989,778	3,297,236	2,750,214	2,870,654	1,628,296	968,364	258,346	258,955

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,026,150	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.36	$13.78	$14.54	$11.90	$10.28	$11.25	$10.38	N/A	N/A	N/A
End of period	$12.66	$12.36	$13.78	$14.54	$11.90	$10.28	$11.25	N/A	N/A	N/A
Accumulation units outstanding at the end of period	28,543,854	46,844,973	44,058,977	47,041,399	47,553,715	47,924,891	26,587,208	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.30	$12.20	$12.03	$9.83	$8.58	$8.81	$8.08	$6.29	$9.97	N/A
End of period	$12.66	$11.30	$12.20	$12.03	$9.83	$8.58	$8.81	$8.08	$6.29	N/A
Accumulation units outstanding at the end of period	29,080,581	37,372,699	36,822,596	37,725,388	39,731,675	42,128,873	36,514,342	28,677,683	21,157,751	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.22	$11.06	$11.47	$8.91	$7.39	$7.97	$7.53	$5.83	$9.94	N/A
End of period	$11.16	$10.22	$11.06	$11.47	$8.91	$7.39	$7.97	$7.53	$5.83	N/A
Accumulation units outstanding at the end of period	8,756,558	11,788,259	11,305,375	11,155,267	9,318,116	9,019,493	5,910,180	3,439,907	1,454,848	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.14	$11.77	$11.97	$11.71	$10.05	N/A	N/A	N/A	N/A	N/A
End of period	$11.42	$11.14	$11.77	$11.97	$11.71	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,052,746	8,728,612	7,140,202	6,953,793	4,720,726	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$13.07	$14.28	$14.02	$12.44	$11.23	$11.09	$9.97	$7.60	$10.95	$10.89
End of period	$14.73	$13.07	$14.28	$14.02	$12.44	$11.23	$11.09	$9.97	$7.60	$10.95
Accumulation units outstanding at the end of period	23,603,521	32,237,587	30,992,594	29,330,266	28,707,606	26,624,273	18,836,081	11,479,686	6,632,729	4,210,038

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.26	$10.01	$11.19	$8.56	$6.81	$8.05	$6.76	$4.49	$9.86	N/A
End of period	$10.02	$10.26	$10.01	$11.19	$8.56	$6.81	$8.05	$6.76	$4.49	N/A
Accumulation units outstanding at the end of period	8,755,153	11,819,303	9,488,329	9,660,112	9,093,439	8,423,104	6,406,821	4,449,551	695,856	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.64	$12.37	$11.67	$9.21	$8.21	$8.37	$7.60	$6.07	$9.90	N/A
End of period	$13.30	$11.64	$12.37	$11.67	$9.21	$8.21	$8.37	$7.60	$6.07	N/A
Accumulation units outstanding at the end of period	11,886,742	15,538,610	14,269,911	14,881,930	15,502,924	15,480,312	10,822,053	6,097,285	2,003,889	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$26.45	$26.68	$25.63	$26.23	$24.64	$23.48	$22.09	$19.60	$20.93	$19.80
End of period	$26.67	$26.45	$26.68	$25.63	$26.23	$24.64	$23.48	$22.09	$19.60	$20.93
Accumulation units outstanding at the end of period	7,620,200	9,803,494	8,334,431	7,467,479	8,602,995	7,945,314	5,729,896	3,771,973	2,454,937	2,088,198

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$11.09	$12.81	$13.64	$14.99	$12.65	$13.43	$11.72	$9.65	N/A	N/A
End of period	$11.94	$11.09	$12.81	$13.64	$14.99	$12.65	$13.43	$11.72	N/A	N/A
Accumulation units outstanding at the end of period	4,030,864	4,868,837	5,377,862	6,136,040	7,490,528	9,047,114	8,012,147	2,949,451	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.86	$20.97	$18.77	$14.32	$12.29	$13.31	$10.84	$8.27	$13.11	$12.91
End of period	$21.15	$18.86	$20.97	$18.77	$14.32	$12.29	$13.31	$10.84	$8.27	$13.11
Accumulation units outstanding at the end of period	6,637,119	9,006,053	8,109,129	7,989,202	8,266,217	8,274,264	5,530,566	3,037,595	1,457,034	974,481

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$13.17	$13.57	$12.07	$9.10	$7.71	$8.73	$8.14	$6.60	$10.72	N/A
End of period	$14.04	$13.17	$13.57	$12.07	$9.10	$7.71	$8.73	$8.14	$6.60	N/A
Accumulation units outstanding at the end of period	4,255,586	6,179,664	6,076,216	4,381,540	4,570,839	4,539,116	4,316,341	3,378,989	1,063,013	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.50	$7.99	$7.26	$7.53	$6.18	$8.67	$7.51	$4.17	N/A	N/A
End of period	$7.15	$7.50	$7.99	$7.26	$7.53	$6.18	$8.67	$7.51	N/A	N/A
Accumulation units outstanding at the end of period	14,012,134	13,861,524	13,989,606	15,239,509	16,669,582	17,086,622	14,425,970	8,662,618	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.68	$17.06	$15.01	$14.79	$11.68	$12.61	$10.90	$8.33	$13.12	$15.63
End of period	$16.87	$16.68	$17.06	$15.01	$14.79	$11.68	$12.61	$10.90	$8.33	$13.12
Accumulation units outstanding at the end of period	12,869,443	17,378,282	16,547,615	15,260,048	14,765,517	13,291,036	9,527,122	5,730,420	2,855,403	2,029,037

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$20.32	$21.00	$21.21	$18.05	$15.80	$17.18	$15.49	$11.45	$19.62	$18.10
End of period	$19.83	$20.32	$21.00	$21.21	$18.05	$15.80	$17.18	$15.49	$11.45	$19.62
Accumulation units outstanding at the end of period	7,043,015	8,364,115	7,007,175	6,816,101	6,704,540	6,466,660	5,008,162	2,898,439	1,238,699	1,084,768

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$25.56	$28.46	$26.38	$20.40	$19.18	$20.58	$16.94	$12.28	$20.37	$21.18
End of period	$29.12	$25.56	$28.46	$26.38	$20.40	$19.18	$20.58	$16.94	$12.28	$20.37
Accumulation units outstanding at the end of period	2,298,001	2,924,594	2,680,533	2,603,852	3,026,521	3,176,496	2,263,085	1,555,903	1,027,637	981,200

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$25.46	$26.25	$24.61	$17.84	$15.36	$15.76	$12.65	$9.50	$15.96	$14.51
End of period	$28.04	$25.46	$26.25	$24.61	$17.84	$15.36	$15.76	$12.65	$9.50	$15.96
Accumulation units outstanding at the end of period	5,780,386	7,302,645	4,635,932	4,849,838	3,995,270	3,965,870	2,701,939	1,768,254	560,445	419,244

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$42.35	$41.63	$37.91	$27.03	$23.54	$25.33	$20.42	$14.47	$26.37	$24.73
End of period	$42.04	$42.35	$41.63	$37.91	$27.03	$23.54	$25.33	$20.42	$14.47	$26.37
Accumulation units outstanding at the end of period	2,770,744	4,387,667	3,186,960	3,021,254	2,761,112	2,694,097	1,695,193	988,645	334,782	243,227

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$21.36	$21.53	$20.69	$21.71	$21.21	$19.55	$18.45	$18.01	$17.12	$16.30
End of period	$21.40	$21.36	$21.53	$20.69	$21.71	$21.21	$19.55	$18.45	$18.01	$17.12
Accumulation units outstanding at the end of period	7,730,253	8,850,111	7,798,271	8,060,390	11,588,544	10,139,918	6,887,975	4,122,059	3,514,622	954,505

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.28	$12.80	$13.68	$14.01	$11.61	$14.29	$11.87	$7.00	$14.19	$10.90
End of period	$12.11	$10.28	$12.80	$13.68	$14.01	$11.61	$14.29	$11.87	$7.00	$14.19
Accumulation units outstanding at the end of period	11,468,126	14,081,545	14,784,463	16,633,588	19,321,514	23,281,555	21,564,010	11,879,510	3,860,972	2,619,039

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.63	$13.08	$12.24	$9.70	$8.47	$8.76	$7.62	$6.19	$9.84	N/A
End of period	$13.97	$12.63	$13.08	$12.24	$9.70	$8.47	$8.76	$7.62	$6.19	N/A
Accumulation units outstanding at the end of period	9,252,031	12,051,836	11,919,994	12,375,275	13,312,386	13,333,652	10,901,463	8,693,298	3,996,781	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$14.45	$14.65	$14.05	$14.63	$14.29	$13.51	$12.92	$12.37	$12.08	$11.49
End of period	$14.55	$14.45	$14.65	$14.05	$14.63	$14.29	$13.51	$12.92	$12.37	$12.08
Accumulation units outstanding at the end of period	10,338,663	12,337,655	11,656,161	11,479,091	12,971,820	13,343,853	11,924,667	9,343,669	4,858,431	3,933,578

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$8.16	$8.05	$7.72	$6.46	$5.44	$5.69	$4.70	$3.79	$6.36	$6.17
End of period	$9.96	$8.16	$8.05	$7.72	$6.46	$5.44	$5.69	$4.70	$3.79	$6.36
Accumulation units outstanding at the end of period	2,382,338	3,275,999	3,451,460	4,208,109	4,097,268	3,138,268	2,805,284	1,876,100	1,171,928	2,173,108

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$23.93	$22.88	$20.91	$15.00	$12.31	$11.70	$9.65	$7.34	$10.81	$11.89
End of period	$25.09	$23.93	$22.88	$20.91	$15.00	$12.31	$11.70	$9.65	$7.34	$10.81
Accumulation units outstanding at the end of period	5,508,438	7,999,385	5,108,681	6,433,258	4,442,416	3,144,144	2,176,493	939,760	459,494	198,035

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$15.22	$15.52	$14.31	$11.10	$10.10	$8.67	$7.04	$6.15	$11.55	$11.57
End of period	$17.41	$15.22	$15.52	$14.31	$11.10	$10.10	$8.67	$7.04	$6.15	$11.55
Accumulation units outstanding at the end of period	7,947,088	9,699,615	10,648,802	12,078,547	12,781,406	15,150,396	10,805,025	10,310,846	10,691,445	12,278,988

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.91	$9.45	$9.94	$10.50	$9.04	N/A	N/A	N/A	N/A	N/A
End of period	$8.60	$7.91	$9.45	$9.94	$10.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,151,722	9,688,027	7,117,660	6,149,360	4,068,057	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$14.13	$14.59	$15.30	$11.86	$11.06	$12.08	$11.98	$8.60	N/A	N/A
End of period	$13.70	$14.13	$14.59	$15.30	$11.86	$11.06	$12.08	$11.98	N/A	N/A
Accumulation units outstanding at the end of period	2,858,947	4,514,669	2,710,885	1,881,373	914,688	773,771	645,468	420,551	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$12.10	$12.39	$11.09	$8.42	$6.77	$7.86	$7.02	$5.99	$12.29	$15.06
End of period	$14.83	$12.10	$12.39	$11.09	$8.42	$6.77	$7.86	$7.02	$5.99	$12.29
Accumulation units outstanding at the end of period	10,903,118	11,489,150	9,371,248	9,645,452	8,068,571	7,330,390	6,951,680	5,079,383	2,081,571	588,761

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.91	$19.77	$18.05	$16.14	$13.29	$14.67	$12.95	$10.01	$19.69	$17.94
End of period	$18.92	$17.91	$19.77	$18.05	$16.14	$13.29	$14.67	$12.95	$10.01	$19.69
Accumulation units outstanding at the end of period	5,164,911	6,135,178	6,385,039	7,266,717	8,017,237	8,634,836	8,820,611	10,124,849	10,804,617	11,446,582

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$27.84	$26.45	$21.40	$15.38	$13.14	$12.00	$11.70	$9.79	$12.91	$12.15
End of period	$26.44	$27.84	$26.45	$21.40	$15.38	$13.14	$12.00	$11.70	$9.79	$12.91
Accumulation units outstanding at the end of period	12,613,504	19,748,068	14,135,754	11,086,845	8,235,921	6,788,425	4,423,661	3,305,221	2,589,991	1,275,270

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$13.06	$13.43	$12.91	$10.56	$9.39	$9.71	$8.49	$6.87	$9.92	N/A
End of period	$14.44	$13.06	$13.43	$12.91	$10.56	$9.39	$9.71	$8.49	$6.87	N/A
Accumulation units outstanding at the end of period	15,049,620	18,387,036	17,756,514	18,523,109	19,809,719	19,223,016	14,182,130	9,217,047	2,658,711	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$17.22	$17.62	$19.00	$15.84	$13.59	$15.69	$14.87	$11.65	$20.67	$18.96
End of period	$17.14	$17.22	$17.62	$19.00	$15.84	$13.59	$15.69	$14.87	$11.65	$20.67
Accumulation units outstanding at the end of period	11,712,767	13,213,410	11,760,834	10,502,512	10,848,346	10,247,190	8,848,220	7,455,540	4,824,932	4,304,532

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$17.42	$18.18	$16.54	$12.72	$10.91	$11.28	$9.75	$7.96	$14.02	$14.00
End of period	$19.30	$17.42	$18.18	$16.54	$12.72	$10.91	$11.28	$9.75	$7.96	$14.02
Accumulation units outstanding at the end of period	55,031,293	65,509,542	64,353,843	70,685,356	76,393,399	83,941,848	90,200,135	97,513,039	95,077,056	93,707,314

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$22.17	$22.13	$18.92	$13.58	$11.49	$11.41	$9.86	$7.44	$12.89	$10.96
End of period	$23.64	$22.17	$22.13	$18.92	$13.58	$11.49	$11.41	$9.86	$7.44	$12.89
Accumulation units outstanding at the end of period	6,362,931	7,500,644	6,858,176	4,965,706	4,827,457	3,802,531	2,697,601	2,049,878	1,233,070	1,327,378

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$28.29	$37.33	$42.17	$34.07	$33.07	$32.42	$27.56	$23.24	$37.87	$28.35
End of period	$35.55	$28.29	$37.33	$42.17	$34.07	$33.07	$32.42	$27.56	$23.24	$37.87
Accumulation units outstanding at the end of period	9,191,478	9,998,598	8,103,498	7,822,317	8,305,158	8,425,492	5,612,129	4,000,092	2,356,358	1,839,472

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.49	$15.91	$15.61	$14.03	$12.68	$13.08	$11.74	$9.57	N/A	N/A
End of period	$17.85	$16.49	$15.91	$15.61	$14.03	$12.68	$13.08	$11.74	N/A	N/A
Accumulation units outstanding at the end of period	1,725,158	2,563,780	1,572,860	1,621,489	1,627,892	1,549,814	1,065,576	431,499	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.51	$16.02	$15.42	$11.11	$10.09	$9.74	$8.46	$7.21	$10.85	$10.22
End of period	$14.73	$14.51	$16.02	$15.42	$11.11	$10.09	$9.74	$8.46	$7.21	$10.85
Accumulation units outstanding at the end of period	10,876,459	13,069,752	5,987,028	7,226,228	2,067,693	1,961,625	1,608,227	1,239,046	709,559	400,324

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$26.13	$27.19	$25.21	$19.19	$16.58	$17.15	$13.80	$10.12	$16.43	$15.48
End of period	$31.00	$26.13	$27.19	$25.21	$19.19	$16.58	$17.15	$13.80	$10.12	$16.43
Accumulation units outstanding at the end of period	10,294,182	11,067,027	9,438,700	10,115,789	9,513,658	8,969,356	7,223,381	5,627,178	3,938,106	3,908,955

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$18.32	$18.39	$16.47	$12.67	$11.12	$11.10	$9.82	$7.89	$12.81	$12.37
End of period	$20.15	$18.32	$18.39	$16.47	$12.67	$11.12	$11.10	$9.82	$7.89	$12.81
Accumulation units outstanding at the end of period	33,038,021	39,720,128	35,323,759	34,402,053	28,210,755	26,352,386	20,184,605	14,851,712	7,198,386	6,123,293

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.42	$16.44	$16.09	$11.90	$10.58	$11.61	$9.74	$6.10	$8.85	N/A
End of period	$20.46	$15.42	$16.44	$16.09	$11.90	$10.58	$11.61	$9.74	$6.10	N/A
Accumulation units outstanding at the end of period	6,452,355	4,861,837	5,573,577	5,828,748	5,542,976	5,757,626	4,766,368	3,556,334	1,400,502	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$22.20	$23.56	$22.79	$16.67	$14.57	$15.42	$12.36	$9.82	$15.29	$15.82
End of period	$27.60	$22.20	$23.56	$22.79	$16.67	$14.57	$15.42	$12.36	$9.82	$15.29
Accumulation units outstanding at the end of period	10,426,686	11,746,314	11,298,772	12,544,320	9,254,703	8,831,799	7,300,674	6,077,723	3,443,189	3,024,405

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.85	$11.49	$9.65	$7.74	$7.05	$7.16	$6.47	$4.00	$7.15	$6.32
End of period	$13.26	$11.85	$11.49	$9.65	$7.74	$7.05	$7.16	$6.47	$4.00	$7.15
Accumulation units outstanding at the end of period	16,465,979	22,599,094	17,602,871	15,921,241	16,196,763	16,244,888	12,325,359	8,676,719	1,702,567	1,781,979

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$12.02	$12.72	$12.93	$12.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.92	$12.02	$12.72	$12.93	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	577,728	994,095	578,276	438,160	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.42	$10.68	$10.31	$10.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.90	$10.42	$10.68	$10.31	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,388,964	5,581,716	3,772,325	1,342,520	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.75	$19.27	$19.14	$15.36	$12.90	$14.23	$12.49	$9.07	$15.53	$14.79
End of period	$19.53	$19.75	$19.27	$19.14	$15.36	$12.90	$14.23	$12.49	$9.07	$15.53
Accumulation units outstanding at the end of period	13,591,874	11,664,851	8,810,446	8,382,524	7,723,811	7,440,714	4,880,841	3,159,915	1,983,199	1,701,916

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$11.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,752,128	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.28	$13.88	$13.61	$15.16	$14.16	$12.83	$12.06	$10.42	$10.96	N/A
End of period	$13.79	$13.28	$13.88	$13.61	$15.16	$14.16	$12.83	$12.06	$10.42	N/A
Accumulation units outstanding at the end of period	18,966,947	25,480,810	24,995,479	27,752,052	41,125,887	34,224,364	22,380,032	13,932,508	7,352,155	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$20.35	$20.53	$19.99	$20.67	$19.37	$18.71	$17.61	$15.44	$15.58	$14.57
End of period	$20.65	$20.35	$20.53	$19.99	$20.67	$19.37	$18.71	$17.61	$15.44	$15.58
Accumulation units outstanding at the end of period	33,135,051	44,111,598	41,588,447	47,260,409	59,517,852	51,089,094	39,618,624	23,130,993	10,041,547	5,230,320

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.53	$10.80	$10.91	$10.59	$9.95	N/A	N/A	N/A	N/A	N/A
End of period	$11.38	$10.53	$10.80	$10.91	$10.59	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,241,369	16,581,605	14,752,529	14,618,658	5,324,744	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.48	$20.10	$20.32	$19.02	$16.50	$15.97	$13.98	$9.68	$14.15	$14.49
End of period	$21.36	$18.48	$20.10	$20.32	$19.02	$16.50	$15.97	$13.98	$9.68	$14.15
Accumulation units outstanding at the end of period	12,996,252	16,069,200	16,174,148	17,129,817	18,483,791	14,985,789	11,453,337	7,607,692	2,154,098	2,176,242

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$15.26	$16.80	$15.41	$11.06	$9.62	$10.52	$8.22	$5.65	N/A	N/A
End of period	$19.20	$15.26	$16.80	$15.41	$11.06	$9.62	$10.52	$8.22	N/A	N/A
Accumulation units outstanding at the end of period	5,312,928	3,663,712	3,757,220	3,923,515	3,209,297	3,224,386	2,424,580	526,752	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.15	$15.89	$15.20	$11.21	$9.48	$10.44	$8.28	$6.26	N/A	N/A
End of period	$19.53	$15.15	$15.89	$15.20	$11.21	$9.48	$10.44	$8.28	N/A	N/A
Accumulation units outstanding at the end of period	5,721,399	4,207,052	2,228,871	2,679,414	2,412,548	2,317,046	1,492,723	470,815	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$27.75	$30.78	$27.71	$20.01	$17.52	$18.72	$16.14	$11.30	$21.68	$23.26
End of period	$33.34	$27.75	$30.78	$27.71	$20.01	$17.52	$18.72	$16.14	$11.30	$21.68
Accumulation units outstanding at the end of period	1,031,871	1,137,453	1,238,035	1,153,307	1,075,888	986,118	990,765	663,105	314,007	162,845

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.60	$14.85	$14.94	$10.68	$8.30	$10.25	$8.21	$5.93	N/A	N/A
End of period	$15.61	$14.60	$14.85	$14.94	$10.68	$8.30	$10.25	$8.21	N/A	N/A
Accumulation units outstanding at the end of period	6,634,151	7,949,945	8,941,249	10,042,687	11,873,018	14,205,050	9,536,472	4,788,852	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$19.02	$20.28	$17.95	$12.66	$11.03	$10.55	$9.39	$6.70	$9.92	N/A
End of period	$20.72	$19.02	$20.28	$17.95	$12.66	$11.03	$10.55	$9.39	$6.70	N/A
Accumulation units outstanding at the end of period	49,221,701	60,740,210	44,203,228	41,324,418	33,555,187	32,458,117	27,511,619	21,099,763	9,663,664	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$21.11	$21.12	$19.44	$13.77	$11.96	$10.95	$9.85	$6.91	$9.92	N/A
End of period	$22.04	$21.11	$21.12	$19.44	$13.77	$11.96	$10.95	$9.85	$6.91	N/A
Accumulation units outstanding at the end of period	7,440,487	9,814,717	7,122,906	7,214,774	6,368,556	5,329,908	2,735,393	2,686,899	841,974	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$18.14	$18.25	$16.25	$12.58	$11.29	$10.17	$8.71	$7.14	$9.77	N/A
End of period	$21.10	$18.14	$18.25	$16.25	$12.58	$11.29	$10.17	$8.71	$7.14	N/A
Accumulation units outstanding at the end of period	31,198,566	31,659,885	29,237,044	28,393,619	20,014,524	17,886,525	8,101,055	3,027,696	1,262,689	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$19.15	$22.51	$19.31	$13.04	$11.57	$11.00	$9.74	$6.28	$9.92	N/A
End of period	$19.91	$19.15	$22.51	$19.31	$13.04	$11.57	$11.00	$9.74	$6.28	N/A
Accumulation units outstanding at the end of period	6,942,401	9,770,593	10,031,656	8,724,811	5,983,967	6,347,869	3,293,097	2,696,087	1,459,938	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$21.03	$21.35	$20.28	$16.33	$14.27	$15.18	$13.13	$10.14	$16.88	$15.66
End of period	$22.02	$21.03	$21.35	$20.28	$16.33	$14.27	$15.18	$13.13	$10.14	$16.88
Accumulation units outstanding at the end of period	12,982,572	18,825,763	15,956,144	16,735,840	16,909,303	17,151,144	12,083,146	8,360,714	4,174,919	3,101,140

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.55	$13.93	$13.68	$13.26	$12.34	$12.12	$11.29	$10.07	$11.82	$11.26
End of period	$14.05	$13.55	$13.93	$13.68	$13.26	$12.34	$12.12	$11.29	$10.07	$11.82
Accumulation units outstanding at the end of period	24,214,084	31,346,804	28,842,456	31,212,481	36,041,094	31,984,486	21,574,260	11,110,721	5,394,641	2,487,422

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$21.03	$21.33	$20.45	$16.89	$14.83	$15.50	$13.52	$10.69	$16.75	$15.60
End of period	$21.99	$21.03	$21.33	$20.45	$16.89	$14.83	$15.50	$13.52	$10.69	$16.75
Accumulation units outstanding at the end of period	46,705,141	63,605,954	56,693,722	58,545,957	59,513,309	58,485,726	41,190,683	25,729,569	10,027,762	7,689,554

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$15.10	$15.46	$15.06	$13.81	$12.61	$12.66	$11.52	$9.83	$12.64	$11.88
End of period	$15.74	$15.10	$15.46	$15.06	$13.81	$12.61	$12.66	$11.52	$9.83	$12.64
Accumulation units outstanding at the end of period	47,744,396	64,935,220	58,770,119	61,575,389	64,388,257	60,176,329	42,255,488	22,862,270	10,001,175	6,203,688

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$19.67	$20.07	$19.45	$17.00	$15.13	$15.52	$13.89	$11.39	$15.91	$14.83
End of period	$20.51	$19.67	$20.07	$19.45	$17.00	$15.13	$15.52	$13.89	$11.39	$15.91
Accumulation units outstanding at the end of period	65,972,058	92,911,547	81,916,487	85,322,280	88,400,384	84,997,339	59,123,768	31,894,972	12,944,773	10,507,143

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.99	$11.31	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.63	$9.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,867,812	3,054,613	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$17.23	$18.90	$16.52	$11.03	$9.16	$9.81	$9.02	$6.39	$10.06	N/A
End of period	$19.16	$17.23	$18.90	$16.52	$11.03	$9.16	$9.81	$9.02	$6.39	N/A
Accumulation units outstanding at the end of period	4,830,016	5,760,049	6,266,473	5,285,029	2,998,522	2,601,705	2,207,318	1,705,395	962,475	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$56.83	$51.98	$48.42	$35.36	$30.13	$30.87	$26.77	$18.89	$33.47	$30.78
End of period	$56.93	$56.83	$51.98	$48.42	$35.36	$30.13	$30.87	$26.77	$18.89	$33.47
Accumulation units outstanding at the end of period	9,658,150	13,684,163	10,322,879	10,833,154	11,202,367	9,869,027	7,149,795	4,456,424	2,018,577	1,395,528

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$86.47	$82.24	$73.80	$54.75	$48.81	$50.15	$39.72	$27.39	$46.72	$40.37
End of period	$90.59	$86.47	$82.24	$73.80	$54.75	$48.81	$50.15	$39.72	$27.39	$46.72
Accumulation units outstanding at the end of period	7,428,813	9,785,899	8,272,996	8,533,589	8,819,375	8,590,373	5,954,089	3,540,911	1,698,448	1,133,721

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.45	$10.55	$10.63	$10.76	$10.63	$10.62	$10.45	$9.83	$10.58	$10.22
End of period	$10.47	$10.45	$10.55	$10.63	$10.76	$10.63	$10.62	$10.45	$9.83	$10.58
Accumulation units outstanding at the end of period	13,184,473	17,876,880	14,615,318	14,773,980	15,949,263	14,193,906	9,197,097	4,120,700	1,754,391	691,785

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$25.11	$25.90	$23.16	$17.10	$14.51	$15.01	$13.11	$9.69	$16.47	$16.54
End of period	$27.49	$25.11	$25.90	$23.16	$17.10	$14.51	$15.01	$13.11	$9.69	$16.47
Accumulation units outstanding at the end of period	8,850,067	10,910,653	10,204,368	9,708,851	8,962,910	8,373,150	6,240,999	4,173,010	2,559,870	2,121,695

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$40.68	$41.57	$38.32	$32.51	$29.91	$29.32	$26.79	$22.67	$28.95	$27.27
End of period	$44.52	$40.68	$41.57	$38.32	$32.51	$29.91	$29.32	$26.79	$22.67	$28.95
Accumulation units outstanding at the end of period	25,867,782	31,563,419	26,982,211	26,980,755	27,412,312	26,436,465	16,723,611	7,505,794	3,233,221	2,023,900

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.45	$12.60	$12.76	$12.92	$13.09	$13.25	$13.42	$13.57	$13.44	$13.00
End of period	$12.29	$12.45	$12.60	$12.76	$12.92	$13.09	$13.25	$13.42	$13.57	$13.44
Accumulation units outstanding at the end of period	16,170,596	20,228,106	16,782,806	19,580,561	21,878,002	20,968,662	10,821,193	11,940,871	12,631,995	5,523,649

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$30.69	$32.08	$29.18	$22.55	$19.62	$20.29	$18.07	$14.76	$22.42	$21.05
End of period	$34.38	$30.69	$32.08	$29.18	$22.55	$19.62	$20.29	$18.07	$14.76	$22.42
Accumulation units outstanding at the end of period	4,731,262	5,844,996	5,887,185	6,380,428	6,644,245	6,829,160	5,548,796	3,516,639	1,794,121	1,444,679

Accumulation Unit Values
Contract with Endorsements - 1.30%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$17.00	$17.54	$17.48	$16.18	$14.77	$15.82	$13.84	N/A	N/A	N/A
End of period	$17.33	$17.00	$17.54	$17.48	$16.18	$14.77	$15.82	N/A	N/A	N/A
Accumulation units outstanding at the end of period	29,253	31,367	36,553	42,306	48,245	73,829	100,360	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.46	$11.93	$11.51	$9.40	$8.31	$8.69	$7.81	$6.31	N/A	N/A
End of period	$12.23	$11.46	$11.93	$11.51	$9.40	$8.31	$8.69	$7.81	N/A	N/A
Accumulation units outstanding at the end of period	1,256	3,206	7,123	8,557	3,180	3,525	10,187	35,493	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.74	$13.15	$12.64	$10.94	$9.78	$9.84	$8.97	$7.66	N/A	N/A
End of period	$13.49	$12.74	$13.15	$12.64	$10.94	$9.78	$9.84	$8.97	N/A	N/A
Accumulation units outstanding at the end of period	7,481	24,479	32,879	28,973	12,356	13,642	33,468	8,126	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.32	$12.74	$12.29	$10.15	$9.00	$9.20	$8.22	$6.79	$10.54	N/A
End of period	$13.08	$12.32	$12.74	$12.29	$10.15	$9.00	$9.20	$8.22	$6.79	N/A
Accumulation units outstanding at the end of period	519	1,255	1,256	2,877	2,114	12,143	2,440	21,765	23,727	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.25	$16.84	$16.69	$14.85	$13.53	$14.07	$12.61	N/A	N/A	N/A
End of period	$17.01	$16.25	$16.84	$16.69	$14.85	$13.53	$14.07	N/A	N/A	N/A
Accumulation units outstanding at the end of period	15,097	13,839	15,875	14,017	20,415	18,967	18,727	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.63	$17.25	$17.14	$15.44	$14.06	$14.80	$13.11	N/A	N/A	N/A
End of period	$17.27	$16.63	$17.25	$17.14	$15.44	$14.06	$14.80	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,659	24,171	20,957	29,852	32,877	63,418	28,353	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.63	$17.20	$17.11	$15.71	$14.35	$15.24	$13.44	N/A	N/A	N/A
End of period	$17.09	$16.63	$17.20	$17.11	$15.71	$14.35	$15.24	N/A	N/A	N/A
Accumulation units outstanding at the end of period	36,315	42,411	69,974	100,962	142,792	195,712	57,654	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$38.07	$40.46	$39.87	$30.96	$27.55	$28.57	$21.34	$15.96	$26.19	$23.68
End of period	$39.74	$38.07	$40.46	$39.87	$30.96	$27.55	$28.57	$21.34	$15.96	$26.19
Accumulation units outstanding at the end of period	23,210	30,432	33,541	53,044	61,783	94,042	112,594	99,658	100,070	76,030

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.76	$18.75	$18.97	$14.30	$12.32	$12.83	$10.25	$7.77	$11.77	$12.71
End of period	$20.48	$16.76	$18.75	$18.97	$14.30	$12.32	$12.83	$10.25	$7.77	$11.77
Accumulation units outstanding at the end of period	19,775	24,532	33,083	39,967	51,053	59,596	75,693	92,682	74,746	53,446

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.92	$12.10	$11.75	$10.33	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.63	$11.92	$12.10	$11.75	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	28,976	66,919	52,220	46,810	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.92	$16.68	$14.70	$11.24	$10.04	$10.30	N/A	N/A	N/A	N/A
End of period	$18.60	$15.92	$16.68	$14.70	$11.24	$10.04	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	39,855	52,987	50,370	42,917	33,524	28,239	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.07	$10.65	$10.67	$11.14	$10.67	$10.36	N/A	N/A	N/A	N/A
End of period	$10.17	$10.07	$10.65	$10.67	$11.14	$10.67	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	45,544	58,631	69,375	92,167	110,813	119,071	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.81	$12.98	$12.92	$10.23	$8.79	$11.05	N/A	N/A	N/A	N/A
End of period	$12.86	$12.81	$12.98	$12.92	$10.23	$8.79	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,291	16,182	5,707	8,428	35,821	27,747	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.57	$12.68	$12.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.33	$12.57	$12.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,974	28,011	703	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.41	$16.46	$15.13	$11.53	$9.99	$10.36	N/A	N/A	N/A	N/A
End of period	$17.99	$16.41	$16.46	$15.13	$11.53	$9.99	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	30,892	71,641	35,627	52,618	32,585	31,430	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.32	$12.05	$12.59	$10.54	$9.09	$10.76	N/A	N/A	N/A	N/A
End of period	$11.52	$11.32	$12.05	$12.59	$10.54	$9.09	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	31,056	29,323	25,701	26,427	42,795	52,415	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.42	$10.95	$12.08	$11.04	$9.53	$11.26	N/A	N/A	N/A	N/A
End of period	$10.79	$10.42	$10.95	$12.08	$11.04	$9.53	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	55,680	51,647	44,610	37,762	39,545	35,540	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	85	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.71	$12.02	$11.96	$10.60	$9.80	$10.32	N/A	N/A	N/A	N/A
End of period	$12.01	$11.71	$12.02	$11.96	$10.60	$9.80	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	212,074	404,105	154,898	167,178	158,858	46,861	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.10	$9.44	$11.15	$10.32	$10.37	$11.34	$9.78	$6.61	$13.73	N/A
End of period	$8.87	$7.10	$9.44	$11.15	$10.32	$10.37	$11.34	$9.78	$6.61	N/A
Accumulation units outstanding at the end of period	59,598	64,740	79,559	102,815	146,520	193,924	201,370	232,367	131,362	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$44.18	$42.13	$39.20	$28.57	$26.17	$26.32	$23.66	$17.78	$30.47	$28.13
End of period	$43.81	$44.18	$42.13	$39.20	$28.57	$26.17	$26.32	$23.66	$17.78	$30.47
Accumulation units outstanding at the end of period	35,843	21,177	11,831	16,237	26,855	38,605	53,308	75,826	47,919	33,463

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.59	$15.66	$14.78	$12.13	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.99	$12.59	$15.66	$14.78	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,479	12,831	15,058	11,259	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.79	$14.18	$14.29	$12.53	$11.23	$11.94	$11.10	$9.18	$12.97	$12.17
End of period	$14.39	$13.79	$14.18	$14.29	$12.53	$11.23	$11.94	$11.10	$9.18	$12.97
Accumulation units outstanding at the end of period	108,492	163,894	183,291	234,579	254,544	306,812	392,014	395,456	424,501	480,448

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$13.31	$13.98	$15.83	$13.20	$11.42	$13.27	$12.50	$9.73	$17.76	$16.07
End of period	$13.14	$13.31	$13.98	$15.83	$13.20	$11.42	$13.27	$12.50	$9.73	$17.76
Accumulation units outstanding at the end of period	31,714	37,462	45,619	53,806	70,166	136,610	266,848	325,291	266,173	267,555

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$26.24	$27.15	$25.05	$18.77	$16.73	$17.09	$15.48	$11.72	$19.47	$19.61
End of period	$29.53	$26.24	$27.15	$25.05	$18.77	$16.73	$17.09	$15.48	$11.72	$19.47
Accumulation units outstanding at the end of period	25,188	39,390	43,862	54,927	68,681	90,534	111,638	105,627	131,735	144,525

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.51	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	17,334	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.32	$13.74	$14.51	$11.89	$10.27	$11.25	$10.38	N/A	N/A	N/A
End of period	$12.61	$12.32	$13.74	$14.51	$11.89	$10.27	$11.25	N/A	N/A	N/A
Accumulation units outstanding at the end of period	48,785	69,344	78,417	103,134	154,799	132,531	130,097	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.25	$12.15	$11.99	$9.80	$8.56	$8.79	$8.07	$6.28	$9.97	N/A
End of period	$12.60	$11.25	$12.15	$11.99	$9.80	$8.56	$8.79	$8.07	$6.28	N/A
Accumulation units outstanding at the end of period	29,831	45,182	54,690	72,699	83,363	81,814	153,623	184,883	190,902	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.18	$11.02	$11.43	$8.89	$7.38	$7.96	$7.53	$5.83	$9.95	N/A
End of period	$11.11	$10.18	$11.02	$11.43	$8.89	$7.38	$7.96	$7.53	$5.83	N/A
Accumulation units outstanding at the end of period	7,530	22,154	19,465	24,507	18,522	21,564	20,623	29,167	20,981	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.11	$11.75	$11.96	$11.70	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.39	$11.11	$11.75	$11.96	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	25,956	43,673	47,936	29,605	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$13.01	$14.22	$13.96	$12.40	$11.20	$11.06	$9.96	$7.59	$10.94	$10.88
End of period	$14.65	$13.01	$14.22	$13.96	$12.40	$11.20	$11.06	$9.96	$7.59	$10.94
Accumulation units outstanding at the end of period	134,189	178,679	210,309	232,539	267,249	346,434	383,955	231,090	149,588	161,116

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.22	$9.98	$11.16	$8.54	$6.80	$8.04	$6.76	$4.49	$9.86	N/A
End of period	$9.97	$10.22	$9.98	$11.16	$8.54	$6.80	$8.04	$6.76	$4.49	N/A
Accumulation units outstanding at the end of period	9,332	19,042	22,529	34,292	25,938	26,838	50,970	33,566	28,289	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.59	$12.32	$11.63	$9.19	$8.19	$8.35	$7.59	$6.07	$9.90	N/A
End of period	$13.24	$11.59	$12.32	$11.63	$9.19	$8.19	$8.35	$7.59	$6.07	N/A
Accumulation units outstanding at the end of period	13,128	15,967	15,958	29,101	52,730	64,092	50,522	59,116	25,776	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$26.17	$26.42	$25.39	$26.00	$24.44	$23.30	$21.93	$19.46	$20.80	$19.69
End of period	$26.38	$26.17	$26.42	$25.39	$26.00	$24.44	$23.30	$21.93	$19.46	$20.80
Accumulation units outstanding at the end of period	63,402	72,809	86,741	88,076	133,365	182,711	236,074	224,854	241,971	293,602

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$11.05	$12.77	$13.61	$14.96	$12.62	$13.42	$11.71	$9.65	N/A	N/A
End of period	$11.89	$11.05	$12.77	$13.61	$14.96	$12.62	$13.42	$11.71	N/A	N/A
Accumulation units outstanding at the end of period	14,011	14,735	18,763	22,490	38,931	79,911	126,611	67,584	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.76	$20.87	$18.69	$14.27	$12.25	$13.27	$10.81	$8.26	$13.09	$12.90
End of period	$21.03	$18.76	$20.87	$18.69	$14.27	$12.25	$13.27	$10.81	$8.26	$13.09
Accumulation units outstanding at the end of period	32,905	45,329	47,925	64,410	62,861	80,296	91,761	73,897	78,864	71,270

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$13.12	$13.52	$12.02	$9.08	$7.69	$8.72	$8.12	$6.59	$10.72	N/A
End of period	$13.97	$13.12	$13.52	$12.02	$9.08	$7.69	$8.72	$8.12	$6.59	N/A
Accumulation units outstanding at the end of period	5,476	19,774	25,354	21,671	24,972	31,946	44,053	45,603	10,504	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.47	$7.96	$7.24	$7.51	$6.17	$8.66	$7.50	$4.17	N/A	N/A
End of period	$7.12	$7.47	$7.96	$7.24	$7.51	$6.17	$8.66	$7.50	N/A	N/A
Accumulation units outstanding at the end of period	24,237	40,384	35,273	48,647	76,954	125,423	179,359	108,841	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.59	$16.97	$14.95	$14.74	$11.64	$12.58	$10.88	$8.31	$13.10	$15.62
End of period	$16.78	$16.59	$16.97	$14.95	$14.74	$11.64	$12.58	$10.88	$8.31	$13.10
Accumulation units outstanding at the end of period	83,786	95,407	108,317	119,745	147,391	131,858	149,566	127,374	75,209	67,266

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$20.11	$20.80	$21.02	$17.90	$15.66	$17.04	$15.37	$11.37	$19.50	$18.00
End of period	$19.62	$20.11	$20.80	$21.02	$17.90	$15.66	$17.04	$15.37	$11.37	$19.50
Accumulation units outstanding at the end of period	53,544	69,095	72,926	94,682	108,982	138,228	185,091	183,260	200,147	195,982

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$25.33	$28.22	$26.17	$20.25	$19.04	$20.45	$16.84	$12.21	$20.27	$21.09
End of period	$28.84	$25.33	$28.22	$26.17	$20.25	$19.04	$20.45	$16.84	$12.21	$20.27
Accumulation units outstanding at the end of period	43,059	54,831	64,743	114,152	125,950	158,528	204,362	249,071	217,477	256,139

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$25.28	$26.08	$24.47	$17.75	$15.28	$15.69	$12.60	$9.47	$15.91	$14.47
End of period	$27.83	$25.28	$26.08	$24.47	$17.75	$15.28	$15.69	$12.60	$9.47	$15.91
Accumulation units outstanding at the end of period	35,885	47,730	52,984	56,422	54,848	89,453	106,454	116,828	96,925	124,790

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$41.92	$41.23	$37.56	$26.79	$23.35	$25.14	$20.28	$14.37	$26.20	$24.59
End of period	$41.59	$41.92	$41.23	$37.56	$26.79	$23.35	$25.14	$20.28	$14.37	$26.20
Accumulation units outstanding at the end of period	15,719	24,090	21,295	22,624	30,729	36,314	45,925	50,458	44,418	48,547

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$21.14	$21.32	$20.50	$21.52	$21.04	$19.40	$18.31	$17.89	$17.01	$16.20
End of period	$21.17	$21.14	$21.32	$20.50	$21.52	$21.04	$19.40	$18.31	$17.89	$17.01
Accumulation units outstanding at the end of period	66,612	83,909	94,891	118,216	183,912	238,579	322,568	349,912	361,853	267,137

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.23	$12.75	$13.63	$13.96	$11.58	$14.26	$11.85	$6.99	$14.18	$10.90
End of period	$12.05	$10.23	$12.75	$13.63	$13.96	$11.58	$14.26	$11.85	$6.99	$14.18
Accumulation units outstanding at the end of period	16,235	22,720	30,447	47,387	79,400	128,458	237,905	217,389	130,956	86,001

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.57	$13.03	$12.20	$9.68	$8.45	$8.75	$7.61	$6.19	$9.83	N/A
End of period	$13.91	$12.57	$13.03	$12.20	$9.68	$8.45	$8.75	$7.61	$6.19	N/A
Accumulation units outstanding at the end of period	5,238	14,395	7,732	17,847	24,371	42,831	38,373	23,369	5,357	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$14.35	$14.56	$13.97	$14.55	$14.22	$13.45	$12.87	$12.33	$12.04	$11.47
End of period	$14.44	$14.35	$14.56	$13.97	$14.55	$14.22	$13.45	$12.87	$12.33	$12.04
Accumulation units outstanding at the end of period	127,598	144,863	168,461	183,277	236,519	305,427	304,034	458,979	353,220	342,600

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$8.10	$7.99	$7.67	$6.42	$5.40	$5.65	$4.67	$3.77	$6.33	$6.15
End of period	$9.88	$8.10	$7.99	$7.67	$6.42	$5.40	$5.65	$4.67	$3.77	$6.33
Accumulation units outstanding at the end of period	11,473	16,030	26,734	55,235	59,000	18,324	44,593	13,485	17,649	60,267

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$23.74	$22.71	$20.76	$14.91	$12.23	$11.63	$9.60	$7.30	$10.77	$11.84
End of period	$24.87	$23.74	$22.71	$20.76	$14.91	$12.23	$11.63	$9.60	$7.30	$10.77
Accumulation units outstanding at the end of period	26,233	43,452	31,997	57,417	53,628	28,494	25,613	10,090	10,979	9,283

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$15.10	$15.40	$14.21	$11.03	$10.04	$8.62	$7.01	$6.13	$11.50	$11.53
End of period	$17.26	$15.10	$15.40	$14.21	$11.03	$10.04	$8.62	$7.01	$6.13	$11.50
Accumulation units outstanding at the end of period	235,102	282,162	361,371	483,917	582,589	836,929	931,111	1,156,549	953,931	1,046,615

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.89	$9.43	$9.92	$10.49	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.57	$7.89	$9.43	$9.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	18,375	45,763	49,549	54,662	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$14.08	$14.55	$15.26	$11.84	$11.04	$12.07	$11.97	$8.60	N/A	N/A
End of period	$13.65	$14.08	$14.55	$15.26	$11.84	$11.04	$12.07	$11.97	N/A	N/A
Accumulation units outstanding at the end of period	3,170	2,169	6,289	6,233	5,973	—	1,578	874	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$12.00	$12.29	$11.02	$8.37	$6.72	$7.82	$6.98	$5.96	$12.24	$15.00
End of period	$14.70	$12.00	$12.29	$11.02	$8.37	$6.72	$7.82	$6.98	$5.96	$12.24
Accumulation units outstanding at the end of period	32,727	35,527	34,068	54,163	79,000	40,036	48,911	51,333	15,098	11,617

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.76	$19.61	$17.92	$16.03	$13.21	$14.59	$12.89	$9.96	$19.60	$17.87
End of period	$18.75	$17.76	$19.61	$17.92	$16.03	$13.21	$14.59	$12.89	$9.96	$19.60
Accumulation units outstanding at the end of period	185,776	207,109	251,149	313,807	376,856	450,634	588,885	715,941	635,820	742,223

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$27.61	$26.25	$21.25	$15.28	$13.06	$11.93	$11.64	$9.74	$12.86	$12.11
End of period	$26.22	$27.61	$26.25	$21.25	$15.28	$13.06	$11.93	$11.64	$9.74	$12.86
Accumulation units outstanding at the end of period	39,618	94,531	71,895	69,042	67,336	72,479	40,954	83,832	62,175	46,280

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$13.01	$13.37	$12.87	$10.53	$9.37	$9.69	$8.48	$6.86	$9.91	N/A
End of period	$14.37	$13.01	$13.37	$12.87	$10.53	$9.37	$9.69	$8.48	$6.86	N/A
Accumulation units outstanding at the end of period	13,499	16,835	18,261	20,033	26,027	19,209	32,692	33,076	29,577	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$17.10	$17.51	$18.89	$15.76	$13.53	$15.62	$14.81	$11.61	$20.61	$18.91
End of period	$17.01	$17.10	$17.51	$18.89	$15.76	$13.53	$15.62	$14.81	$11.61	$20.61
Accumulation units outstanding at the end of period	126,684	140,041	166,467	181,069	215,947	239,528	295,015	443,767	334,349	335,917

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$17.32	$18.09	$16.46	$12.67	$10.87	$11.24	$9.73	$7.94	$14.00	$13.98
End of period	$19.18	$17.32	$18.09	$16.46	$12.67	$10.87	$11.24	$9.73	$7.94	$14.00
Accumulation units outstanding at the end of period	228,404	297,290	302,972	392,896	458,610	604,079	895,015	891,474	793,032	1,051,460

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$22.05	$22.02	$18.84	$13.53	$11.45	$11.38	$9.83	$7.43	$12.87	$10.95
End of period	$23.49	$22.05	$22.02	$18.84	$13.53	$11.45	$11.38	$9.83	$7.43	$12.87
Accumulation units outstanding at the end of period	10,177	34,957	20,386	11,334	14,465	15,043	14,474	26,851	32,821	61,490

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$28.07	$37.05	$41.87	$33.84	$32.86	$32.23	$27.42	$23.13	$37.71	$28.24
End of period	$35.25	$28.07	$37.05	$41.87	$33.84	$32.86	$32.23	$27.42	$23.13	$37.71
Accumulation units outstanding at the end of period	17,058	21,930	26,434	40,566	50,106	77,806	76,102	67,741	55,829	69,761

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.43	$15.86	$15.57	$14.00	$12.66	$13.07	$11.73	$9.57	N/A	N/A
End of period	$17.78	$16.43	$15.86	$15.57	$14.00	$12.66	$13.07	$11.73	N/A	N/A
Accumulation units outstanding at the end of period	3,700	3,520	3,518	3,316	372	1,079	3,146	1,637	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.44	$15.95	$15.36	$11.08	$10.06	$9.72	$8.44	$7.20	$10.84	$10.21
End of period	$14.65	$14.44	$15.95	$15.36	$11.08	$10.06	$9.72	$8.44	$7.20	$10.84
Accumulation units outstanding at the end of period	230,248	260,679	255,038	320,936	7,350	10,124	25,554	18,244	7,230	14,532

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.95	$27.02	$25.06	$19.09	$16.49	$17.07	$13.75	$10.09	$16.38	$15.44
End of period	$30.77	$25.95	$27.02	$25.06	$19.09	$16.49	$17.07	$13.75	$10.09	$16.38
Accumulation units outstanding at the end of period	114,333	132,731	158,644	231,597	240,711	308,427	408,046	544,407	417,627	429,001

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$18.19	$18.27	$16.37	$12.60	$11.06	$11.05	$9.78	$7.86	$12.78	$12.34
End of period	$20.00	$18.19	$18.27	$16.37	$12.60	$11.06	$11.05	$9.78	$7.86	$12.78
Accumulation units outstanding at the end of period	434,147	486,702	543,163	705,252	750,081	850,577	980,498	1,321,778	1,006,742	936,610

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.35	$16.38	$16.03	$11.87	$10.56	$11.59	$9.72	$6.10	$8.85	N/A
End of period	$20.37	$15.35	$16.38	$16.03	$11.87	$10.56	$11.59	$9.72	$6.10	N/A
Accumulation units outstanding at the end of period	7,479	9,739	23,246	21,266	19,192	29,106	36,315	41,418	28,581	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$22.05	$23.40	$22.65	$16.58	$14.49	$15.35	$12.31	$9.79	$15.24	$15.78
End of period	$27.39	$22.05	$23.40	$22.65	$16.58	$14.49	$15.35	$12.31	$9.79	$15.24
Accumulation units outstanding at the end of period	229,098	274,168	335,722	464,271	341,767	393,135	518,398	733,402	386,126	411,036

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.75	$11.41	$9.58	$7.69	$7.01	$7.12	$6.43	$3.98	$7.12	$6.30
End of period	$13.15	$11.75	$11.41	$9.58	$7.69	$7.01	$7.12	$6.43	$3.98	$7.12
Accumulation units outstanding at the end of period	41,126	106,577	73,759	82,975	113,871	148,783	156,417	155,371	14,512	38,977

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$12.00	$12.70	$12.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.89	$12.00	$12.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,498	10,988	1,444	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.40	$10.67	$10.30	$10.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.87	$10.40	$10.67	$10.30	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	36,272	32,175	15,335	4,290	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.61	$19.14	$19.02	$15.27	$12.83	$14.16	$12.44	$9.04	$15.48	$14.75
End of period	$19.37	$19.61	$19.14	$19.02	$15.27	$12.83	$14.16	$12.44	$9.04	$15.48
Accumulation units outstanding at the end of period	67,884	84,008	88,365	110,292	134,019	178,985	215,363	280,681	237,886	258,132

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,843	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.22	$13.82	$13.56	$15.12	$14.12	$12.81	$12.05	$10.41	$10.95	N/A
End of period	$13.73	$13.22	$13.82	$13.56	$15.12	$14.12	$12.81	$12.05	$10.41	N/A
Accumulation units outstanding at the end of period	99,967	127,446	144,551	186,001	306,288	345,832	500,281	484,386	345,250	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$20.18	$20.36	$19.83	$20.52	$19.23	$18.59	$17.51	$15.36	$15.50	$14.51
End of period	$20.46	$20.18	$20.36	$19.83	$20.52	$19.23	$18.59	$17.51	$15.36	$15.50
Accumulation units outstanding at the end of period	321,853	383,703	448,637	587,375	889,360	1,016,257	1,291,437	1,186,432	1,055,909	964,692

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.50	$10.78	$10.89	$10.58	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$11.34	$10.50	$10.78	$10.89	$10.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	133,551	142,666	144,258	145,595	22,174	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.33	$19.94	$20.17	$18.89	$16.39	$15.86	$13.90	$9.62	$14.08	$14.42
End of period	$21.17	$18.33	$19.94	$20.17	$18.89	$16.39	$15.86	$13.90	$9.62	$14.08
Accumulation units outstanding at the end of period	113,950	127,923	153,401	190,023	233,884	284,939	366,364	340,294	295,060	397,052

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$15.20	$16.75	$15.36	$11.03	$9.60	$10.50	$8.21	$5.64	N/A	N/A
End of period	$19.12	$15.20	$16.75	$15.36	$11.03	$9.60	$10.50	$8.21	N/A	N/A
Accumulation units outstanding at the end of period	18,538	6,114	9,980	21,106	11,283	7,469	28,264	13,539	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.09	$15.84	$15.16	$11.18	$9.47	$10.43	$8.27	$6.25	N/A	N/A
End of period	$19.45	$15.09	$15.84	$15.16	$11.18	$9.47	$10.43	$8.27	N/A	N/A
Accumulation units outstanding at the end of period	17,578	11,796	8,676	8,316	6,799	14,942	23,960	8,911	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$27.47	$30.48	$27.45	$19.83	$17.37	$18.57	$16.02	$11.23	$21.54	$23.13
End of period	$32.98	$27.47	$30.48	$27.45	$19.83	$17.37	$18.57	$16.02	$11.23	$21.54
Accumulation units outstanding at the end of period	24,614	37,029	44,813	53,677	68,560	77,083	98,940	128,090	107,976	107,741

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.55	$14.80	$14.90	$10.66	$8.29	$10.23	$8.21	$5.93	N/A	N/A
End of period	$15.54	$14.55	$14.80	$14.90	$10.66	$8.29	$10.23	$8.21	N/A	N/A
Accumulation units outstanding at the end of period	5,493	7,501	10,166	15,630	30,752	46,490	73,517	43,553	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.95	$20.21	$17.90	$12.63	$11.01	$10.53	$9.38	$6.70	$9.92	N/A
End of period	$20.63	$18.95	$20.21	$17.90	$12.63	$11.01	$10.53	$9.38	$6.70	N/A
Accumulation units outstanding at the end of period	244,740	295,928	69,946	87,061	103,396	129,725	144,010	134,674	22,755	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$21.02	$21.05	$19.38	$13.73	$11.93	$10.93	$9.84	N/A	N/A	N/A
End of period	$21.94	$21.02	$21.05	$19.38	$13.73	$11.93	$10.93	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,149	52,890	33,836	35,491	42,616	47,841	15,021	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$18.07	$18.18	$16.20	$12.55	$11.27	$10.16	$8.70	$7.14	N/A	N/A
End of period	$21.00	$18.07	$18.18	$16.20	$12.55	$11.27	$10.16	$8.70	N/A	N/A
Accumulation units outstanding at the end of period	99,427	100,058	109,731	175,855	114,466	150,688	74,214	7,918	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$19.08	$22.43	$19.25	$13.01	$11.55	$10.98	$9.73	$6.28	N/A	N/A
End of period	$19.83	$19.08	$22.43	$19.25	$13.01	$11.55	$10.98	$9.73	N/A	N/A
Accumulation units outstanding at the end of period	35,642	55,722	71,043	41,913	39,281	54,720	25,083	22,413	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$20.85	$21.17	$20.13	$16.21	$14.18	$15.09	$13.05	$10.09	$16.80	$15.59
End of period	$21.82	$20.85	$21.17	$20.13	$16.21	$14.18	$15.09	$13.05	$10.09	$16.80
Accumulation units outstanding at the end of period	269,926	305,943	385,018	460,082	576,869	680,747	870,057	928,975	860,356	962,688

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.47	$13.86	$13.62	$13.20	$12.30	$12.08	$11.26	$10.05	$11.80	$11.25
End of period	$13.96	$13.47	$13.86	$13.62	$13.20	$12.30	$12.08	$11.26	$10.05	$11.80
Accumulation units outstanding at the end of period	78,144	89,072	145,549	173,378	229,374	251,903	239,829	197,614	195,288	86,130

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$20.84	$21.16	$20.29	$16.77	$14.73	$15.41	$13.44	$10.63	$16.66	$15.53
End of period	$21.79	$20.84	$21.16	$20.29	$16.77	$14.73	$15.41	$13.44	$10.63	$16.66
Accumulation units outstanding at the end of period	504,455	659,473	806,256	1,019,100	1,242,734	1,546,583	2,167,426	2,166,231	2,195,848	2,448,386

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$15.02	$15.39	$14.99	$13.75	$12.56	$12.62	$11.49	$9.81	$12.62	$11.87
End of period	$15.64	$15.02	$15.39	$14.99	$13.75	$12.56	$12.62	$11.49	$9.81	$12.62
Accumulation units outstanding at the end of period	133,145	168,602	212,499	257,409	298,001	302,307	339,303	299,720	270,444	166,179

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$19.50	$19.90	$19.30	$16.87	$15.03	$15.42	$13.80	$11.33	$15.83	$14.76
End of period	$20.32	$19.50	$19.90	$19.30	$16.87	$15.03	$15.42	$13.80	$11.33	$15.83
Accumulation units outstanding at the end of period	370,955	576,813	646,133	733,020	946,733	1,207,857	1,795,787	1,885,398	1,943,239	2,242,665

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.98	$11.31	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.61	$9.98	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,784	881	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$17.16	$18.84	$16.47	$11.00	$9.15	$9.79	$9.01	N/A	N/A	N/A
End of period	$19.07	$17.16	$18.84	$16.47	$11.00	$9.15	$9.79	N/A	N/A	N/A
Accumulation units outstanding at the end of period	29,407	22,421	26,754	31,745	24,848	10,693	14,108	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$56.25	$51.48	$47.98	$35.05	$29.88	$30.63	$26.58	$18.76	$33.26	$30.60
End of period	$56.32	$56.25	$51.48	$47.98	$35.05	$29.88	$30.63	$26.58	$18.76	$33.26
Accumulation units outstanding at the end of period	93,712	129,014	130,972	163,406	215,830	266,294	373,396	387,931	352,355	364,184

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$85.58	$81.43	$73.12	$54.27	$48.40	$49.76	$39.43	$27.20	$46.43	$40.13
End of period	$89.61	$85.58	$81.43	$73.12	$54.27	$48.40	$49.76	$39.43	$27.20	$46.43
Accumulation units outstanding at the end of period	56,891	74,526	78,342	97,299	117,562	146,909	189,509	187,413	171,164	187,970

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.40	$10.50	$10.59	$10.72	$10.60	$10.60	$10.43	$9.81	$10.57	$10.22
End of period	$10.41	$10.40	$10.50	$10.59	$10.72	$10.60	$10.60	$10.43	$9.81	$10.57
Accumulation units outstanding at the end of period	110,531	109,997	113,220	146,054	207,705	212,349	310,322	226,621	171,406	115,979

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$24.92	$25.72	$23.01	$17.00	$14.43	$14.93	$13.05	$9.64	$16.41	$16.49
End of period	$27.26	$24.92	$25.72	$23.01	$17.00	$14.43	$14.93	$13.05	$9.64	$16.41
Accumulation units outstanding at the end of period	115,069	159,924	208,723	242,920	296,033	397,384	540,850	680,943	625,555	651,539

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$40.26	$41.17	$37.96	$32.23	$29.66	$29.09	$26.60	$22.51	$28.77	$27.11
End of period	$44.04	$40.26	$41.17	$37.96	$32.23	$29.66	$29.09	$26.60	$22.51	$28.77
Accumulation units outstanding at the end of period	128,032	147,821	154,838	185,755	226,629	279,702	347,815	372,329	363,549	385,375

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.31	$12.47	$12.64	$12.80	$12.97	$13.14	$13.31	$13.46	$13.35	$12.91
End of period	$12.15	$12.31	$12.47	$12.64	$12.80	$12.97	$13.14	$13.31	$13.46	$13.35
Accumulation units outstanding at the end of period	150,316	243,230	250,345	377,022	380,325	573,821	603,322	453,766	870,984	493,762

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$30.56	$31.95	$29.08	$22.48	$19.57	$20.25	$18.04	$14.74	$22.40	$21.05
End of period	$34.21	$30.56	$31.95	$29.08	$22.48	$19.57	$20.25	$18.04	$14.74	$22.40
Accumulation units outstanding at the end of period	52,353	63,352	69,320	87,999	93,035	127,438	204,403	177,235	217,278	196,403

Accumulation Unit Values
Contract with Endorsements - 1.35%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.95	$17.49	$17.44	$16.15	$14.75	$15.81	$13.83	N/A	N/A	N/A
End of period	$17.26	$16.95	$17.49	$17.44	$16.15	$14.75	$15.81	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.41	$11.88	$11.47	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.17	$11.41	$11.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	60,806	61,190	61,687	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.69	$13.09	$12.60	$10.90	$9.75	$9.82	$8.96	$7.65	N/A	N/A
End of period	$13.42	$12.69	$13.09	$12.60	$10.90	$9.75	$9.82	$8.96	N/A	N/A
Accumulation units outstanding at the end of period	12,543	12,025	12,126	—	—	—	—	—	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.27	$12.69	$12.24	$10.11	$8.98	N/A	N/A	N/A	N/A	N/A
End of period	$13.02	$12.27	$12.69	$12.24	$10.11	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,937	4,209	23,732	31,674	28,729	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.19	$16.79	$16.65	$14.82	$13.51	$14.06	N/A	N/A	N/A	N/A
End of period	$16.94	$16.19	$16.79	$16.65	$14.82	$13.51	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.58	$17.20	$17.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.21	$16.58	$17.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,258	32,221	41,282	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$37.70	$40.09	$39.53	$30.71	$27.34	$28.37	$21.20	$15.86	$26.04	N/A
End of period	$39.33	$37.70	$40.09	$39.53	$30.71	$27.34	$28.37	$21.20	$15.86	N/A
Accumulation units outstanding at the end of period	5,611	9,665	9,080	4,605	11,242	13,711	9,199	13,044	12,880	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.67	$18.66	$18.89	$14.25	$12.28	$12.79	$10.22	$7.76	$11.76	N/A
End of period	$20.36	$16.67	$18.66	$18.89	$14.25	$12.28	$12.79	$10.22	$7.76	N/A
Accumulation units outstanding at the end of period	4,971	5,517	13,419	—	2,783	3,177	5,976	6,695	6,763	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.9	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.60	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,556	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.87	$16.64	$14.67	$11.23	$10.03	$10.30	N/A	N/A	N/A	N/A
End of period	$18.53	$15.87	$16.64	$14.67	$11.23	$10.03	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	25,736	16,109	—	—	—	5,699	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.04	$10.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.14	$10.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	7,390	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.36	$16.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.93	$16.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	2,440	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,282	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.39	$10.92	$12.06	$11.02	$9.52	N/A	N/A	N/A	N/A	N/A
End of period	$10.75	$10.39	$10.92	$12.06	$11.02	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,716	5,132	14,598	—	4,773	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.68	$12.00	$11.94	$10.59	$9.79	N/A	N/A	N/A	N/A	N/A
End of period	$11.98	$11.68	$12.00	$11.94	$10.59	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,584	12,199	2,969	—	6,128	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.07	$9.40	$11.11	$10.29	$10.34	$11.32	$9.77	$6.60	$13.72	N/A
End of period	$8.83	$7.07	$9.40	$11.11	$10.29	$10.34	$11.32	$9.77	$6.60	N/A
Accumulation units outstanding at the end of period	17,057	17,716	26,140	33,900	33,282	52,854	37,006	34,880	33,383	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$43.73	$41.72	$38.84	$28.32	$25.95	$26.11	$23.49	$17.66	$30.27	N/A
End of period	$43.34	$43.73	$41.72	$38.84	$28.32	$25.95	$26.11	$23.49	$17.66	N/A
Accumulation units outstanding at the end of period	8,238	10,284	9,911	1,208	8,543	15,066	22,657	23,333	23,712	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.56	$15.63	$17.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.95	$12.56	$15.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,069	9,168	12,671	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.68	$14.08	$14.19	$12.45	$11.16	$11.88	$11.05	$9.14	N/A	N/A
End of period	$14.27	$13.68	$14.08	$14.19	$12.45	$11.16	$11.88	$11.05	N/A	N/A
Accumulation units outstanding at the end of period	49,147	48,775	50,266	27,263	26,273	25,854	37,835	38,715	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$13.19	$13.86	$15.71	$13.11	$11.34	$13.19	$12.43	$9.68	$17.67	$16.00
End of period	$13.02	$13.19	$13.86	$15.71	$13.11	$11.34	$13.19	$12.43	$9.68	$17.67
Accumulation units outstanding at the end of period	32,262	30,111	28,629	23,031	52,170	105,206	100,273	116,328	110,482	89,853

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$25.99	$26.90	$24.83	$18.62	$16.60	$16.97	$15.38	$11.65	$19.36	N/A
End of period	$29.23	$25.99	$26.90	$24.83	$18.62	$16.60	$16.97	$15.38	$11.65	N/A
Accumulation units outstanding at the end of period	—	—	—	—	7,559	6,344	—	—	—	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.28	$13.71	$14.48	$11.87	$10.26	$11.24	N/A	N/A	N/A	N/A
End of period	$12.56	$12.28	$13.71	$14.48	$11.87	$10.26	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,159	3,901	4,702	7,397	8,529	2,630	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.20	$12.10	$11.95	$9.77	$8.54	$8.78	$8.06	$6.28	$9.96	N/A
End of period	$12.54	$11.20	$12.10	$11.95	$9.77	$8.54	$8.78	$8.06	$6.28	N/A
Accumulation units outstanding at the end of period	210,083	207,325	228,623	199,516	199,084	251,963	250,471	256,991	354,822	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.12	$10.97	$11.39	$8.85	$7.35	$7.93	$7.51	$5.82	$9.93	N/A
End of period	$11.05	$10.12	$10.97	$11.39	$8.85	$7.35	$7.93	$7.51	$5.82	N/A
Accumulation units outstanding at the end of period	20,867	23,248	23,298	7,600	8,372	—	—	—	—	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.09	$11.73	$11.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.36	$11.09	$11.73	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	28,674	29,041	38,587	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.94	$14.16	$13.91	$12.36	$11.16	$11.04	$9.94	N/A	N/A	N/A
End of period	$14.57	$12.94	$14.16	$13.91	$12.36	$11.16	$11.04	N/A	N/A	N/A
Accumulation units outstanding at the end of period	26,109	30,006	64,119	39,899	28,582	—	—	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.18	$9.94	$11.12	$8.51	$6.78	$8.03	$6.75	N/A	N/A	N/A
End of period	$9.93	$10.18	$9.94	$11.12	$8.51	$6.78	$8.03	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,143	10,243	1,702	2,002	2,323	2,707	2,749	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.54	$12.27	$11.59	$10.99	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.17	$11.54	$12.27	$11.59	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,561	11,722	17,367	4,817	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$25.91	$26.16	$25.16	$25.77	$24.24	$23.12	$21.77	$19.33	$20.66	$19.58
End of period	$26.10	$25.91	$26.16	$25.16	$25.77	$24.24	$23.12	$21.77	$19.33	$20.66
Accumulation units outstanding at the end of period	1,707	4,843	912	947	7,214	34,162	39,244	47,315	53,363	54,801

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$11.01	$12.73	$13.57	$14.93	$12.60	$13.40	N/A	N/A	N/A	N/A
End of period	$11.85	$11.01	$12.73	$13.57	$14.93	$12.60	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	4,549	5,165	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.66	$20.77	$18.61	$14.21	$12.21	$13.24	$10.79	$8.24	$13.07	$12.89
End of period	$20.91	$18.66	$20.77	$18.61	$14.21	$12.21	$13.24	$10.79	$8.24	$13.07
Accumulation units outstanding at the end of period	13,218	12,349	28,298	20,575	43,508	43,868	33,778	47,157	42,853	37,289

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$13.06	$13.47	$11.98	$9.05	$7.67	$8.70	$8.11	$6.58	$10.71	N/A
End of period	$13.91	$13.06	$13.47	$11.98	$9.05	$7.67	$8.70	$8.11	$6.58	N/A
Accumulation units outstanding at the end of period	966	1,193	1,438	1,691	1,963	2,287	2,322	1,332	—	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.44	$7.94	$7.22	$7.49	$6.15	$8.65	$7.50	N/A	N/A	N/A
End of period	$7.09	$7.44	$7.94	$7.22	$7.49	$6.15	$8.65	N/A	N/A	N/A
Accumulation units outstanding at the end of period	24,507	25,667	26,915	10,383	11,594	25,671	27,685	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.50	$16.89	$14.88	$14.68	$11.60	$12.54	$10.85	$8.30	$13.08	$15.60
End of period	$16.68	$16.50	$16.89	$14.88	$14.68	$11.60	$12.54	$10.85	$8.30	$13.08
Accumulation units outstanding at the end of period	17,197	20,185	23,843	27,941	29,492	36,247	45,201	24,423	35,786	35,127

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$19.91	$20.59	$20.82	$17.74	$15.53	$16.91	$15.26	$11.29	$19.38	$17.89
End of period	$19.41	$19.91	$20.59	$20.82	$17.74	$15.53	$16.91	$15.26	$11.29	$19.38
Accumulation units outstanding at the end of period	10,088	9,881	8,803	1,654	1,937	2,921	6,581	18,888	14,766	5,700

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$25.10	$27.98	$25.96	$20.10	$18.91	$20.32	$16.74	$12.15	$20.17	$20.99
End of period	$28.57	$25.10	$27.98	$25.96	$20.10	$18.91	$20.32	$16.74	$12.15	$20.17
Accumulation units outstanding at the end of period	—	—	4,324	—	—	23,988	22,777	29,642	34,911	37,239

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$25.11	$25.91	$24.32	$17.65	$15.20	$15.62	$12.54	$9.43	$15.86	$14.44
End of period	$27.62	$25.11	$25.91	$24.32	$17.65	$15.20	$15.62	$12.54	$9.43	$15.86
Accumulation units outstanding at the end of period	4,990	1,040	1,254	1,475	3,974	2,572	—	5,887	6,351	7,003

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$41.49	$40.82	$37.21	$26.55	$23.16	$24.94	$20.13	$14.27	$26.04	N/A
End of period	$41.14	$41.49	$40.82	$37.21	$26.55	$23.16	$24.94	$20.13	$14.27	N/A
Accumulation units outstanding at the end of period	7,269	8,963	13,829	8,980	9,920	10,139	8,917	7,458	7,621	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.93	$21.12	$20.31	$21.33	$20.86	$19.25	$18.18	$17.77	$16.91	$16.11
End of period	$20.95	$20.93	$21.12	$20.31	$21.33	$20.86	$19.25	$18.18	$17.77	$16.91
Accumulation units outstanding at the end of period	14,041	16,295	17,647	15,682	18,484	25,137	21,842	17,532	22,961	4,645

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.18	$12.69	$13.58	$13.92	$11.54	$14.22	$11.83	$6.98	$14.16	$10.89
End of period	$11.98	$10.18	$12.69	$13.58	$13.92	$11.54	$14.22	$11.83	$6.98	$14.16
Accumulation units outstanding at the end of period	15,325	15,599	18,550	9,833	21,463	63,929	39,848	37,920	42,112	42,458

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.52	$12.98	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.84	$12.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	99,686	100,776	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$14.25	$14.47	$13.88	$14.47	$14.15	$13.39	$12.82	$12.28	$12.01	$11.44
End of period	$14.33	$14.25	$14.47	$13.88	$14.47	$14.15	$13.39	$12.82	$12.28	$12.01
Accumulation units outstanding at the end of period	21,965	25,781	28,233	30,703	15,433	23,348	26,854	21,365	30,930	40,266

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$8.03	$7.92	$7.61	$6.37	$5.37	$5.62	$4.65	$3.75	$6.30	$6.12
End of period	$9.79	$8.03	$7.92	$7.61	$6.37	$5.37	$5.62	$4.65	$3.75	$6.30
Accumulation units outstanding at the end of period	—	—	—	—	—	31,125	26,863	—	24,351	34,643

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$23.54	$22.53	$20.61	$14.80	$12.15	$11.56	$9.55	$7.27	$10.72	$11.80
End of period	$24.65	$23.54	$22.53	$20.61	$14.80	$12.15	$11.56	$9.55	$7.27	$10.72
Accumulation units outstanding at the end of period	2,153	2,343	—	5,979	—	—	—	—	—	—

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.98	$15.28	$14.10	$10.95	$9.98	$8.57	$6.97	$6.10	$11.45	$11.49
End of period	$17.11	$14.98	$15.28	$14.10	$10.95	$9.98	$8.57	$6.97	$6.10	$11.45
Accumulation units outstanding at the end of period	1,478	7,542	8,054	8,169	8,417	47,858	55,428	62,958	81,345	89,221

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.90	$12.20	$10.94	$8.31	$6.68	$7.77	$6.94	$5.93	$12.18	$14.94
End of period	$14.57	$11.90	$12.20	$10.94	$8.31	$6.68	$7.77	$6.94	$5.93	$12.18
Accumulation units outstanding at the end of period	15,419	15,353	16,824	27,600	17,893	33,948	45,355	51,782	53,655	15,276

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.62	$19.46	$17.79	$15.92	$13.13	$14.51	$12.82	$9.91	$19.52	$17.81
End of period	$18.59	$17.62	$19.46	$17.79	$15.92	$13.13	$14.51	$12.82	$9.91	$19.52
Accumulation units outstanding at the end of period	9,818	15,649	14,508	6,309	6,463	6,904	8,785	25,757	62,136	62,486

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$27.38	$26.04	$21.09	$15.18	$12.97	$11.86	$11.57	$9.70	$12.80	$12.06
End of period	$25.98	$27.38	$26.04	$21.09	$15.18	$12.97	$11.86	$11.57	$9.70	$12.80
Accumulation units outstanding at the end of period	8,152	13,921	13,177	9,497	11,368	9,576	46,890	44,489	44,591	24,926

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.98	$17.40	$18.77	$15.67	$13.46	$15.55	$14.76	$11.57	$20.54	$18.86
End of period	$16.88	$16.98	$17.40	$18.77	$15.67	$13.46	$15.55	$14.76	$11.57	$20.54
Accumulation units outstanding at the end of period	32,768	37,255	43,809	31,771	37,650	44,500	68,550	51,421	68,010	75,134

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$17.22	$18.00	$16.39	$12.61	$10.83	$11.21	$9.70	$7.92	$13.97	$13.96
End of period	$19.06	$17.22	$18.00	$16.39	$12.61	$10.83	$11.21	$9.70	$7.92	$13.97
Accumulation units outstanding at the end of period	400,880	422,469	527,530	518,049	470,334	537,672	637,401	750,418	876,868	925,427

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.93	$21.91	$18.75	$13.47	$11.41	$11.34	$9.81	$7.41	$12.85	$10.93
End of period	$23.35	$21.93	$21.91	$18.75	$13.47	$11.41	$11.34	$9.81	$7.41	$12.85
Accumulation units outstanding at the end of period	4,058	4,410	4,549	5,017	5,119	7,748	13,724	15,654	11,505	21,073

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$27.83	$36.76	$41.57	$33.61	$32.65	$32.04	$27.27	$23.02	$37.55	$28.13
End of period	$34.93	$27.83	$36.76	$41.57	$33.61	$32.65	$32.04	$27.27	$23.02	$37.55
Accumulation units outstanding at the end of period	28,652	10,217	10,007	4,751	5,043	12,617	16,293	23,939	31,041	27,527

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.37	$15.88	$15.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.57	$14.37	$15.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	450	4,988	14,805	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.77	$26.84	$24.91	$18.98	$16.41	$17.00	$13.69	$10.05	$16.33	$15.40
End of period	$30.54	$25.77	$26.84	$24.91	$18.98	$16.41	$17.00	$13.69	$10.05	$16.33
Accumulation units outstanding at the end of period	28,921	31,931	30,299	26,248	13,262	19,498	34,243	51,214	59,588	48,374

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$18.07	$18.15	$16.27	$12.53	$11.01	$11.00	$9.74	$7.84	$12.74	$12.31
End of period	$19.85	$18.07	$18.15	$16.27	$12.53	$11.01	$11.00	$9.74	$7.84	$12.74
Accumulation units outstanding at the end of period	28,546	34,577	60,020	41,960	44,916	60,592	92,053	71,817	56,165	62,459

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.29	$16.32	$15.98	$11.83	$10.53	$11.57	N/A	N/A	N/A	N/A
End of period	$20.27	$15.29	$16.32	$15.98	$11.83	$10.53	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	5,168	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.89	$23.25	$22.52	$16.49	$14.42	$15.28	$12.26	$9.76	$15.20	$15.74
End of period	$27.19	$21.89	$23.25	$22.52	$16.49	$14.42	$15.28	$12.26	$9.76	$15.20
Accumulation units outstanding at the end of period	26,002	32,580	34,941	29,879	26,842	74,134	77,822	86,534	56,222	57,154

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.66	$11.32	$9.51	$7.64	$6.96	$7.08	$6.40	$3.96	$7.09	N/A
End of period	$13.03	$11.66	$11.32	$9.51	$7.64	$6.96	$7.08	$6.40	$3.96	N/A
Accumulation units outstanding at the end of period	1,238	16,825	3,713	2,168	2,516	12,888	19,242	21,731	20,022	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,651	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.46	$19.00	$18.90	$15.18	$12.76	$14.09	$12.38	$9.00	$15.43	N/A
End of period	$19.22	$19.46	$19.00	$18.90	$15.18	$12.76	$14.09	$12.38	$9.00	N/A
Accumulation units outstanding at the end of period	14,418	8,490	12,657	6,606	17,353	12,718	—	21,272	10,039	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.16	$13.77	$13.51	$15.07	$14.09	$12.78	$12.03	$10.40	N/A	N/A
End of period	$13.66	$13.16	$13.77	$13.51	$15.07	$14.09	$12.78	$12.03	N/A	N/A
Accumulation units outstanding at the end of period	4,829	5,660	6,844	7,603	33,766	22,389	9,714	57,557	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$20.00	$20.19	$19.68	$20.37	$19.10	$18.47	$17.40	$15.28	$15.42	$14.44
End of period	$20.27	$20.00	$20.19	$19.68	$20.37	$19.10	$18.47	$17.40	$15.28	$15.42
Accumulation units outstanding at the end of period	23,238	25,327	30,551	34,097	61,428	71,427	67,719	106,211	53,498	24,560

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.47	$10.75	$10.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.31	$10.47	$10.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	36,953	24,632	36,868	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.16	$19.77	$20.01	$18.75	$16.28	$15.76	$13.82	$9.57	$14.01	$14.36
End of period	$20.97	$18.16	$19.77	$20.01	$18.75	$16.28	$15.76	$13.82	$9.57	$14.01
Accumulation units outstanding at the end of period	5,525	9,605	21,286	10,721	17,821	22,826	21,068	64,194	38,154	17,255

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$15.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$19.03	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,534	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$27.19	$30.18	$27.19	$19.66	$17.23	$18.43	$15.90	$11.15	$21.41	$22.99
End of period	$32.62	$27.19	$30.18	$27.19	$19.66	$17.23	$18.43	$15.90	$11.15	$21.41
Accumulation units outstanding at the end of period	11,596	11,875	11,418	—	5,910	5,119	—	—	—	—

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.50	$14.75	$14.86	$10.63	$8.27	$10.22	$8.20	N/A	N/A	N/A
End of period	$15.48	$14.50	$14.75	$14.86	$10.63	$8.27	$10.22	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,892	11,115	11,338	11,556	18,590	18,708	1,115	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.87	$20.14	$17.85	$12.59	$10.98	$10.51	$9.37	$6.69	N/A	N/A
End of period	$20.53	$18.87	$20.14	$17.85	$12.59	$10.98	$10.51	$9.37	N/A	N/A
Accumulation units outstanding at the end of period	31,130	36,226	29,389	18,401	21,614	24,241	58,199	59,032	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.94	$20.98	$19.32	$13.70	$11.91	$10.92	$9.83	N/A	N/A	N/A
End of period	$21.84	$20.94	$20.98	$19.32	$13.70	$11.91	$10.92	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,092	3,986	6,394	30,860	27,814	25,615	25,615	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$18.00	$18.12	$16.15	$12.52	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$20.91	$18.00	$18.12	$16.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	43,034	47,570	57,208	40,070	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$19.00	$22.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$19.73	$19.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,152	13,304	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$20.66	$20.99	$19.97	$16.09	$14.08	$14.99	$12.98	$10.04	$16.72	$15.52
End of period	$21.61	$20.66	$20.99	$19.97	$16.09	$14.08	$14.99	$12.98	$10.04	$16.72
Accumulation units outstanding at the end of period	—	44,006	47,117	47,442	47,784	51,467	51,779	72,818	82,574	74,071

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.39	$13.79	$13.56	$13.15	$12.25	$12.04	$11.23	$10.02	N/A	N/A
End of period	$13.88	$13.39	$13.79	$13.56	$13.15	$12.25	$12.04	$11.23	N/A	N/A
Accumulation units outstanding at the end of period	—	—	17,586	20,485	420,498	38,654	83,918	63,243	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$20.66	$20.98	$20.13	$16.65	$14.63	$15.31	$13.36	$10.58	$16.58	$15.46
End of period	$21.59	$20.66	$20.98	$20.13	$16.65	$14.63	$15.31	$13.36	$10.58	$16.58
Accumulation units outstanding at the end of period	111,376	115,763	120,343	179,175	184,698	512,941	388,460	391,902	439,763	465,663

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.93	$15.31	$14.92	$13.70	$12.52	$12.58	$11.46	$9.79	$12.60	N/A
End of period	$15.55	$14.93	$15.31	$14.92	$13.70	$12.52	$12.58	$11.46	$9.79	N/A
Accumulation units outstanding at the end of period	30,509	32,530	42,139	62,649	68,878	68,155	222,349	—	—	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$19.33	$19.74	$19.14	$16.75	$14.93	$15.32	$13.72	$11.27	$15.75	$14.70
End of period	$20.13	$19.33	$19.74	$19.14	$16.75	$14.93	$15.32	$13.72	$11.27	$15.75
Accumulation units outstanding at the end of period	165,994	173,529	181,115	201,859	14,530	18,115	18,330	—	—	21,703

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$17.09	$18.77	$16.42	$10.97	$9.13	$9.78	$9.00	$6.39	N/A	N/A
End of period	$18.99	$17.09	$18.77	$16.42	$10.97	$9.13	$9.78	$9.00	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	2,397	9,741	11,991	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$55.67	$50.98	$47.53	$34.74	$29.63	$30.39	$26.38	$18.64	$33.05	$30.42
End of period	$55.71	$55.67	$50.98	$47.53	$34.74	$29.63	$30.39	$26.38	$18.64	$33.05
Accumulation units outstanding at the end of period	33,613	38,149	46,109	51,082	59,881	111,976	112,025	115,088	103,893	47,874

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$84.70	$80.63	$72.44	$53.79	$48.00	$49.37	$39.14	$27.02	$46.14	$39.90
End of period	$88.64	$84.70	$80.63	$72.44	$53.79	$48.00	$49.37	$39.14	$27.02	$46.14
Accumulation units outstanding at the end of period	13,149	17,026	18,345	18,026	22,024	35,666	35,630	35,963	35,000	17,121

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.35	$10.46	$10.55	$10.69	$10.57	$10.57	$10.41	$9.80	$10.57	$10.22
End of period	$10.36	$10.35	$10.46	$10.55	$10.69	$10.57	$10.57	$10.41	$9.80	$10.57
Accumulation units outstanding at the end of period	26,571	27,747	27,759	17,189	8,266	8,843	2,509	5,201	—	—

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$24.72	$25.53	$22.85	$16.89	$14.34	$14.85	$12.99	$9.60	$16.35	N/A
End of period	$27.04	$24.72	$25.53	$22.85	$16.89	$14.34	$14.85	$12.99	$9.60	N/A
Accumulation units outstanding at the end of period	26,448	24,251	42,846	12,462	17,421	17,364	14,519	49,646	50,156	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$39.85	$40.77	$37.61	$31.95	$29.41	$28.87	$26.40	$22.36	$28.59	$26.96
End of period	$43.57	$39.85	$40.77	$37.61	$31.95	$29.41	$28.87	$26.40	$22.36	$28.59
Accumulation units outstanding at the end of period	27,595	30,066	36,243	40,537	43,651	89,153	91,703	88,127	88,200	61,716

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.20	$12.36	$12.53	$12.70	$12.87	$13.05	$13.22	$13.38	$13.27	$12.85
End of period	$12.03	$12.20	$12.36	$12.53	$12.70	$12.87	$13.05	$13.22	$13.38	$13.27
Accumulation units outstanding at the end of period	128,875	131,969	12,396	53,487	73,747	110,276	76,706	92,705	293,347	63,549

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$30.29	$31.69	$28.85	$22.32	$19.44	$20.12	$17.94	$14.66	$22.30	$20.96
End of period	$33.90	$30.29	$31.69	$28.85	$22.32	$19.44	$20.12	$17.94	$14.66	$22.30
Accumulation units outstanding at the end of period	24,064	24,314	24,540	24,762	24,980	27,628	37,867	48,201	47,666	14,926

Accumulation Unit Values
Contract with Endorsements - 1.395%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$43.32	$41.35	$38.51	$28.10	$25.76	$25.93	$23.33	$17.55	$30.10	$27.82
End of period	$42.92	$43.32	$41.35	$38.51	$28.10	$25.76	$25.93	$23.33	$17.55	$30.10
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$20.50	$20.83	$19.82	$15.98	$13.99	$14.90	$12.91	$9.99	$16.64	$15.46
End of period	$21.43	$20.50	$20.83	$19.82	$15.98	$13.99	$14.90	$12.91	$9.99	$16.64
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$55.16	$50.53	$47.13	$34.47	$29.41	$30.18	$26.21	$18.52	$32.86	$30.27
End of period	$55.17	$55.16	$50.53	$47.13	$34.47	$29.41	$30.18	$26.21	$18.52	$32.86
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.40%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.89	$17.44	$17.40	$16.12	$14.73	$15.80	$13.83	N/A	N/A	N/A
End of period	$17.19	$16.89	$17.44	$17.40	$16.12	$14.73	$15.80	N/A	N/A	N/A
Accumulation units outstanding at the end of period	27,334	88,268	153,665	162,369	108,396	129,370	68,340	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.36	$11.83	$11.43	$9.34	$8.27	$8.66	$7.79	N/A	N/A	N/A
End of period	$12.11	$11.36	$11.83	$11.43	$9.34	$8.27	$8.66	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,610	13,273	37,690	162,073	135,700	137,938	44,372	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.63	$13.04	$12.55	$10.87	$9.73	$9.80	$8.94	$7.64	N/A	N/A
End of period	$13.36	$12.63	$13.04	$12.55	$10.87	$9.73	$9.80	$8.94	N/A	N/A
Accumulation units outstanding at the end of period	78,739	100,223	178,472	127,651	123,640	199,677	306,422	31,077	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.21	$12.64	$12.20	$10.08	$8.95	$9.16	$8.20	$6.77	N/A	N/A
End of period	$12.95	$12.21	$12.64	$12.20	$10.08	$8.95	$9.16	$8.20	N/A	N/A
Accumulation units outstanding at the end of period	1,390	2,304	4,886	212,855	213,888	231,716	231,730	8,276	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.14	$16.74	$16.61	$14.79	$13.50	$14.05	$12.60	N/A	N/A	N/A
End of period	$16.88	$16.14	$16.74	$16.61	$14.79	$13.50	$14.05	N/A	N/A	N/A
Accumulation units outstanding at the end of period	27,034	123,899	171,943	93,774	19,758	25,937	17,594	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.52	$17.15	$17.06	$15.39	$14.02	$14.78	$13.10	N/A	N/A	N/A
End of period	$17.14	$16.52	$17.15	$17.06	$15.39	$14.02	$14.78	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,916	9,101	36,073	56,692	47,774	71,396	80,385	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.52	$17.10	$17.03	$15.65	$14.31	$15.22	$13.43	N/A	N/A	N/A
End of period	$16.96	$16.52	$17.10	$17.03	$15.65	$14.31	$15.22	N/A	N/A	N/A
Accumulation units outstanding at the end of period	134,303	165,278	215,496	268,777	228,694	164,135	90,658	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$37.34	$39.72	$39.19	$30.46	$27.14	$28.17	$21.06	$15.76	$25.90	$23.43
End of period	$38.94	$37.34	$39.72	$39.19	$30.46	$27.14	$28.17	$21.06	$15.76	$25.90
Accumulation units outstanding at the end of period	50,758	66,255	80,221	85,889	90,458	99,861	106,482	88,139	74,456	69,589

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.59	$18.57	$18.81	$14.19	$12.24	$12.76	$10.20	$7.74	$11.74	$12.69
End of period	$20.24	$16.59	$18.57	$18.81	$14.19	$12.24	$12.76	$10.20	$7.74	$11.74
Accumulation units outstanding at the end of period	35,176	42,920	52,024	59,681	53,314	66,965	69,339	58,726	32,126	30,171

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.88	$12.06	$11.73	$11.09	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.57	$11.88	$12.06	$11.73	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	141,420	229,636	160,513	21,135	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.83	$16.60	$14.64	$11.21	$10.02	$10.29	N/A	N/A	N/A	N/A
End of period	$18.47	$15.83	$16.60	$14.64	$11.21	$10.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	50,312	109,167	58,446	55,302	53,958	66,308	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.01	$10.61	$10.63	$11.11	$10.65	$10.35	N/A	N/A	N/A	N/A
End of period	$10.11	$10.01	$10.61	$10.63	$11.11	$10.65	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,589	36,543	18,940	29,562	39,846	30,055	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.73	$12.92	$12.87	$10.20	$8.78	$11.05	N/A	N/A	N/A	N/A
End of period	$12.78	$12.73	$12.92	$12.87	$10.20	$8.78	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	63,557	86,948	68,041	50,531	51,124	16,091	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.52	$12.65	$12.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.27	$12.52	$12.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,723	9,651	4,805	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.32	$16.38	$15.07	$11.50	$9.97	$10.35	N/A	N/A	N/A	N/A
End of period	$17.87	$16.32	$16.38	$15.07	$11.50	$9.97	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	24,981	56,373	82,430	64,549	50,951	28,160	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.26	$12.00	$12.55	$10.51	$9.08	$10.75	N/A	N/A	N/A	N/A
End of period	$11.45	$11.26	$12.00	$12.55	$10.51	$9.08	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	126,876	193,276	125,539	118,258	119,996	23,698	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.36	$10.90	$12.04	$11.01	$9.51	$11.26	N/A	N/A	N/A	N/A
End of period	$10.72	$10.36	$10.90	$12.04	$11.01	$9.51	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	90,900	145,905	98,418	84,243	76,415	52,963	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,292	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.65	$11.97	$11.92	$10.57	$9.79	$10.32	N/A	N/A	N/A	N/A
End of period	$11.94	$11.65	$11.97	$11.92	$10.57	$9.79	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	41,647	169,873	232,513	244,955	150,920	78,282	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.04	$9.36	$11.07	$10.25	$10.32	$11.30	$9.75	$6.60	$13.72	N/A
End of period	$8.79	$7.04	$9.36	$11.07	$10.25	$10.32	$11.30	$9.75	$6.60	N/A
Accumulation units outstanding at the end of period	120,645	154,703	146,713	141,022	154,904	228,355	221,192	213,760	58,394	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$43.28	$41.31	$38.48	$28.07	$25.74	$25.91	$23.32	$17.54	$30.08	$27.81
End of period	$42.87	$43.28	$41.31	$38.48	$28.07	$25.74	$25.91	$23.32	$17.54	$30.08
Accumulation units outstanding at the end of period	43,459	28,904	25,570	24,276	36,952	54,128	44,724	52,313	43,462	40,586

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.54	$15.61	$14.75	$12.11	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.92	$12.54	$15.61	$14.75	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,985	16,446	38,339	24,249	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.57	$13.98	$14.10	$12.37	$11.10	$11.82	$10.99	$9.10	$12.87	$12.09
End of period	$14.15	$13.57	$13.98	$14.10	$12.37	$11.10	$11.82	$10.99	$9.10	$12.87
Accumulation units outstanding at the end of period	95,869	111,121	143,615	179,725	214,129	316,530	365,338	312,294	366,077	403,187

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$13.07	$13.75	$15.58	$13.01	$11.26	$13.11	$12.35	$9.62	$17.58	$15.93
End of period	$12.89	$13.07	$13.75	$15.58	$13.01	$11.26	$13.11	$12.35	$9.62	$17.58
Accumulation units outstanding at the end of period	72,254	86,624	86,765	95,379	119,083	194,849	208,887	233,627	211,822	236,608

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$25.74	$26.66	$24.62	$18.47	$16.47	$16.85	$15.27	$11.57	$19.25	$19.41
End of period	$28.94	$25.74	$26.66	$24.62	$18.47	$16.47	$16.85	$15.27	$11.57	$19.25
Accumulation units outstanding at the end of period	41,914	54,235	53,361	68,405	87,816	122,758	151,930	141,254	118,898	118,498

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	24,318	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.25	$13.67	$14.44	$11.85	$10.25	$11.23	$10.37	N/A	N/A	N/A
End of period	$12.52	$12.25	$13.67	$14.44	$11.85	$10.25	$11.23	N/A	N/A	N/A
Accumulation units outstanding at the end of period	342,083	586,706	473,261	535,368	642,108	678,960	374,294	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.15	$12.06	$11.91	$9.74	$8.52	$8.76	$8.05	$6.27	$9.96	N/A
End of period	$12.47	$11.15	$12.06	$11.91	$9.74	$8.52	$8.76	$8.05	$6.27	N/A
Accumulation units outstanding at the end of period	160,297	166,045	186,111	207,144	220,428	626,480	658,615	634,017	222,268	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.08	$10.92	$11.35	$8.83	$7.33	$7.92	$7.50	$5.81	$9.93	N/A
End of period	$10.99	$10.08	$10.92	$11.35	$8.83	$7.33	$7.92	$7.50	$5.81	N/A
Accumulation units outstanding at the end of period	96,340	153,813	155,130	118,587	41,273	18,849	18,632	14,741	12,556	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.07	$11.71	$11.93	$11.69	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.33	$11.07	$11.71	$11.93	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	51,452	58,375	60,305	59,561	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.88	$14.10	$13.86	$12.32	$11.13	$11.01	$9.92	$7.57	$10.92	$10.88
End of period	$14.49	$12.88	$14.10	$13.86	$12.32	$11.13	$11.01	$9.92	$7.57	$10.92
Accumulation units outstanding at the end of period	123,093	187,013	251,828	227,040	186,016	177,320	184,491	147,453	68,112	56,553

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.14	$9.91	$11.09	$8.49	$6.77	$8.02	$6.74	$4.48	$9.86	N/A
End of period	$9.88	$10.14	$9.91	$11.09	$8.49	$6.77	$8.02	$6.74	$4.48	N/A
Accumulation units outstanding at the end of period	88,236	144,546	107,375	114,065	96,574	54,123	59,962	43,948	4,661	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.49	$12.22	$11.55	$9.13	$8.15	$8.32	$7.57	$6.05	$9.89	N/A
End of period	$13.11	$11.49	$12.22	$11.55	$9.13	$8.15	$8.32	$7.57	$6.05	N/A
Accumulation units outstanding at the end of period	30,539	76,950	63,804	51,103	59,479	52,237	58,259	55,546	43,744	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$25.64	$25.90	$24.92	$25.54	$24.04	$22.94	$21.61	$19.20	$20.53	$19.46
End of period	$25.81	$25.64	$25.90	$24.92	$25.54	$24.04	$22.94	$21.61	$19.20	$20.53
Accumulation units outstanding at the end of period	42,107	89,803	97,500	93,672	134,239	156,334	155,154	135,703	139,456	153,612

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.97	$12.69	$13.54	$14.90	$12.58	$13.39	$11.70	$9.65	N/A	N/A
End of period	$11.80	$10.97	$12.69	$13.54	$14.90	$12.58	$13.39	$11.70	N/A	N/A
Accumulation units outstanding at the end of period	16,681	23,725	26,391	28,686	31,972	51,133	61,190	15,233	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.56	$20.67	$18.53	$14.16	$12.17	$13.20	$10.76	$8.23	$13.05	$12.88
End of period	$20.79	$18.56	$20.67	$18.53	$14.16	$12.17	$13.20	$10.76	$8.23	$13.05
Accumulation units outstanding at the end of period	44,998	55,402	79,671	83,352	54,923	52,676	46,560	40,514	26,239	15,331

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$13.00	$13.41	$11.94	$9.02	$7.65	$8.68	$8.10	$6.58	$10.71	N/A
End of period	$13.84	$13.00	$13.41	$11.94	$9.02	$7.65	$8.68	$8.10	$6.58	N/A
Accumulation units outstanding at the end of period	7,494	102,720	73,544	79,972	14,068	10,975	15,142	6,532	28,103	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.41	$7.91	$7.20	$7.48	$6.14	$8.63	$7.49	$4.17	N/A	N/A
End of period	$7.06	$7.41	$7.91	$7.20	$7.48	$6.14	$8.63	$7.49	N/A	N/A
Accumulation units outstanding at the end of period	39,476	40,891	48,285	78,680	99,373	128,868	171,446	134,391	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.42	$16.81	$14.82	$14.63	$11.56	$12.50	$10.83	$8.28	$13.06	$15.59
End of period	$16.58	$16.42	$16.81	$14.82	$14.63	$11.56	$12.50	$10.83	$8.28	$13.06
Accumulation units outstanding at the end of period	86,693	128,329	165,278	150,785	145,052	162,940	179,134	77,264	70,478	59,167

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$19.70	$20.39	$20.63	$17.59	$15.41	$16.78	$15.15	$11.22	$19.26	$17.79
End of period	$19.20	$19.70	$20.39	$20.63	$17.59	$15.41	$16.78	$15.15	$11.22	$19.26
Accumulation units outstanding at the end of period	39,356	66,846	62,018	74,284	66,801	86,223	93,238	79,373	66,996	91,049

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.88	$27.75	$25.76	$19.96	$18.78	$20.19	$16.64	$12.08	$20.07	$20.90
End of period	$28.31	$24.88	$27.75	$25.76	$19.96	$18.78	$20.19	$16.64	$12.08	$20.07
Accumulation units outstanding at the end of period	75,131	89,159	108,702	118,132	137,592	153,649	164,414	179,945	183,532	215,395

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.93	$25.74	$24.17	$17.55	$15.12	$15.55	$12.49	$9.40	$15.81	$14.40
End of period	$27.41	$24.93	$25.74	$24.17	$17.55	$15.12	$15.55	$12.49	$9.40	$15.81
Accumulation units outstanding at the end of period	51,319	62,318	65,129	68,724	60,468	49,085	85,400	91,156	77,969	97,457

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$41.06	$40.42	$36.87	$26.32	$22.96	$24.75	$19.98	$14.17	$25.87	$24.30
End of period	$40.70	$41.06	$40.42	$36.87	$26.32	$22.96	$24.75	$19.98	$14.17	$25.87
Accumulation units outstanding at the end of period	33,816	55,449	44,542	47,373	47,024	37,266	45,701	42,488	29,102	27,892

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.71	$20.91	$20.12	$21.14	$20.69	$19.10	$18.05	$17.65	$16.80	$16.02
End of period	$20.72	$20.71	$20.91	$20.12	$21.14	$20.69	$19.10	$18.05	$17.65	$16.80
Accumulation units outstanding at the end of period	87,611	100,126	105,921	114,415	215,216	215,120	188,962	190,182	247,050	146,231

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.13	$12.64	$13.53	$13.87	$11.51	$14.19	$11.81	$6.97	$14.15	$10.89
End of period	$11.92	$10.13	$12.64	$13.53	$13.87	$11.51	$14.19	$11.81	$6.97	$14.15
Accumulation units outstanding at the end of period	49,039	57,730	75,426	118,521	161,959	196,811	278,271	207,575	262,309	96,951

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.46	$12.93	$12.11	$9.62	$8.41	$8.71	$7.59	$6.18	$9.83	N/A
End of period	$13.77	$12.46	$12.93	$12.11	$9.62	$8.41	$8.71	$7.59	$6.18	N/A
Accumulation units outstanding at the end of period	45,827	11,484	8,337	9,443	20,613	49,257	56,423	45,848	77,323	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$14.16	$14.37	$13.80	$14.39	$14.08	$13.33	$12.77	$12.24	$11.97	$11.41
End of period	$14.23	$14.16	$14.37	$13.80	$14.39	$14.08	$13.33	$12.77	$12.24	$11.97
Accumulation units outstanding at the end of period	119,095	144,785	179,841	147,667	177,870	199,418	224,914	189,019	223,529	249,861

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.96	$7.86	$7.56	$6.33	$5.34	$5.59	$4.63	$3.74	$6.28	$6.10
End of period	$9.70	$7.96	$7.86	$7.56	$6.33	$5.34	$5.59	$4.63	$3.74	$6.28
Accumulation units outstanding at the end of period	20,063	8,192	16,056	24,998	30,971	37,021	54,884	24,520	10,385	74,848

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$23.35	$22.36	$20.46	$14.71	$12.08	$11.50	$9.50	$7.23	$10.68	$11.75
End of period	$24.44	$23.35	$22.36	$20.46	$14.71	$12.08	$11.50	$9.50	$7.23	$10.68
Accumulation units outstanding at the end of period	34,600	61,831	55,744	56,822	51,395	49,436	34,734	18,833	16,523	10,730

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.85	$15.16	$14.00	$10.88	$9.92	$8.52	$6.93	$6.07	$11.40	$11.45
End of period	$16.96	$14.85	$15.16	$14.00	$10.88	$9.92	$8.52	$6.93	$6.07	$11.40
Accumulation units outstanding at the end of period	254,228	328,816	408,320	517,615	555,900	836,405	794,353	875,226	870,275	999,492

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.85	$9.40	$9.90	$10.48	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.53	$7.85	$9.40	$9.90	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	59,703	101,181	48,149	43,545	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.98	$14.46	$15.18	$11.79	$11.00	$12.04	$11.96	N/A	N/A	N/A
End of period	$13.53	$13.98	$14.46	$15.18	$11.79	$11.00	$12.04	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,386	27,511	9,948	4,545	704	343	231	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.80	$12.11	$10.86	$8.26	$6.64	$7.73	$6.91	$5.91	$12.13	$14.89
End of period	$14.45	$11.80	$12.11	$10.86	$8.26	$6.64	$7.73	$6.91	$5.91	$12.13
Accumulation units outstanding at the end of period	48,930	45,490	55,529	73,694	54,762	41,168	59,041	44,130	17,775	17,401

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.47	$19.31	$17.67	$15.81	$13.05	$14.42	$12.75	$9.87	$19.44	$17.74
End of period	$18.43	$17.47	$19.31	$17.67	$15.81	$13.05	$14.42	$12.75	$9.87	$19.44
Accumulation units outstanding at the end of period	164,340	208,773	267,828	348,953	396,432	496,073	546,654	545,783	561,775	697,963

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$27.16	$25.85	$20.95	$15.08	$12.90	$11.79	$11.51	$9.65	$12.75	$12.02
End of period	$25.76	$27.16	$25.85	$20.95	$15.08	$12.90	$11.79	$11.51	$9.65	$12.75
Accumulation units outstanding at the end of period	72,328	113,539	74,417	69,024	64,047	63,693	63,514	45,793	54,850	51,097

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.90	$13.27	$12.78	$10.47	$9.32	$9.65	$8.46	$6.85	$9.91	N/A
End of period	$14.23	$12.90	$13.27	$12.78	$10.47	$9.32	$9.65	$8.46	$6.85	N/A
Accumulation units outstanding at the end of period	9,245	12,978	14,076	21,227	22,193	22,016	22,610	22,629	6,696	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.86	$17.28	$18.66	$15.59	$13.39	$15.48	$14.70	$11.53	$20.48	$18.82
End of period	$16.76	$16.86	$17.28	$18.66	$15.59	$13.39	$15.48	$14.70	$11.53	$20.48
Accumulation units outstanding at the end of period	107,720	129,393	124,981	140,069	171,643	186,219	223,959	242,553	250,628	306,233

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$17.12	$17.91	$16.31	$12.56	$10.79	$11.17	$9.68	$7.91	$13.95	$13.95
End of period	$18.94	$17.12	$17.91	$16.31	$12.56	$10.79	$11.17	$9.68	$7.91	$13.95
Accumulation units outstanding at the end of period	370,524	402,127	436,916	541,303	670,490	764,891	931,813	991,949	1,066,393	1,087,871

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.80	$21.80	$18.66	$13.41	$11.37	$11.30	$9.78	$7.40	$12.82	$10.92
End of period	$23.21	$21.80	$21.80	$18.66	$13.41	$11.37	$11.30	$9.78	$7.40	$12.82
Accumulation units outstanding at the end of period	73,869	103,490	67,766	60,883	75,091	44,183	54,320	61,780	55,619	63,170

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$27.61	$36.48	$41.27	$33.39	$32.45	$31.87	$27.13	$22.91	$37.39	$28.03
End of period	$34.64	$27.61	$36.48	$41.27	$33.39	$32.45	$31.87	$27.13	$22.91	$37.39
Accumulation units outstanding at the end of period	67,819	56,917	51,998	67,061	79,569	88,584	84,461	85,016	54,547	85,536

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.31	$15.76	$15.48	$13.94	$12.62	$13.04	$11.71	N/A	N/A	N/A
End of period	$17.63	$16.31	$15.76	$15.48	$13.94	$12.62	$13.04	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,771	6,922	3,837	4,532	787	1,344	1,044	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.30	$15.81	$15.25	$11.00	$10.01	$9.67	$8.41	$7.18	$10.82	$10.20
End of period	$14.50	$14.30	$15.81	$15.25	$11.00	$10.01	$9.67	$8.41	$7.18	$10.82
Accumulation units outstanding at the end of period	248,286	315,380	279,902	361,775	9,587	8,593	6,611	6,110	6,038	30,590

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.59	$26.67	$24.76	$18.88	$16.33	$16.92	$13.64	$10.02	$16.28	$15.37
End of period	$30.32	$25.59	$26.67	$24.76	$18.88	$16.33	$16.92	$13.64	$10.02	$16.28
Accumulation units outstanding at the end of period	135,328	167,152	146,070	170,416	205,751	206,634	259,525	259,699	305,938	315,562

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.94	$18.04	$16.18	$12.46	$10.95	$10.95	$9.70	$7.81	$12.70	$12.28
End of period	$19.70	$17.94	$18.04	$16.18	$12.46	$10.95	$10.95	$9.70	$7.81	$12.70
Accumulation units outstanding at the end of period	364,140	398,936	465,566	494,075	487,184	598,362	685,031	693,247	579,313	589,224

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.22	$16.26	$15.93	$11.80	$10.51	$11.55	$9.70	$6.09	$8.85	N/A
End of period	$20.17	$15.22	$16.26	$15.93	$11.80	$10.51	$11.55	$9.70	$6.09	N/A
Accumulation units outstanding at the end of period	66,332	57,528	62,057	62,389	77,597	88,356	77,036	37,114	15,565	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.74	$23.10	$22.39	$16.40	$14.35	$15.21	$12.21	$9.72	$15.15	$15.70
End of period	$26.99	$21.74	$23.10	$22.39	$16.40	$14.35	$15.21	$12.21	$9.72	$15.15
Accumulation units outstanding at the end of period	236,920	327,066	341,870	420,240	261,703	300,848	363,064	400,873	223,189	251,174

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.56	$11.23	$9.44	$7.59	$6.92	$7.04	$6.37	$3.94	$7.06	$6.25
End of period	$12.92	$11.56	$11.23	$9.44	$7.59	$6.92	$7.04	$6.37	$3.94	$7.06
Accumulation units outstanding at the end of period	186,351	188,671	161,326	176,030	183,738	107,045	109,005	136,700	32,555	41,883

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.95	$12.67	$12.90	$9.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.84	$11.95	$12.67	$12.90	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	11,317	6,759	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.36	$10.64	$10.29	$10.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.82	$10.36	$10.64	$10.29	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	28,991	51,724	32,911	18,470	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.32	$18.88	$18.78	$15.09	$12.69	$14.03	$12.33	$8.97	$15.38	$14.67
End of period	$19.07	$19.32	$18.88	$18.78	$15.09	$12.69	$14.03	$12.33	$8.97	$15.38
Accumulation units outstanding at the end of period	150,620	216,818	179,144	210,332	224,729	249,540	256,061	300,222	260,041	282,263

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.58	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,486	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.10	$13.72	$13.47	$15.03	$14.05	$12.76	$12.01	$10.39	$10.94	N/A
End of period	$13.59	$13.10	$13.72	$13.47	$15.03	$14.05	$12.76	$12.01	$10.39	N/A
Accumulation units outstanding at the end of period	63,116	136,019	123,752	175,504	364,482	420,514	354,539	296,694	257,057	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.82	$20.02	$19.52	$20.22	$18.97	$18.35	$17.30	$15.19	$15.35	$14.38
End of period	$20.08	$19.82	$20.02	$19.52	$20.22	$18.97	$18.35	$17.30	$15.19	$15.35
Accumulation units outstanding at the end of period	294,341	311,465	365,480	494,932	593,577	603,899	734,427	688,331	627,169	589,178

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.45	$10.73	$10.86	$10.56	$9.93	N/A	N/A	N/A	N/A	N/A
End of period	$11.27	$10.45	$10.73	$10.86	$10.56	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	52,463	112,667	108,272	127,201	24,307	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.00	$19.61	$19.86	$18.61	$16.17	$15.66	$13.73	$9.52	$13.94	$14.30
End of period	$20.78	$18.00	$19.61	$19.86	$18.61	$16.17	$15.66	$13.73	$9.52	$13.94
Accumulation units outstanding at the end of period	100,990	148,356	208,685	269,291	282,885	259,237	333,844	327,304	223,606	295,940

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$15.08	$16.64	$15.28	$10.98	$9.56	$10.47	$8.20	$5.64	N/A	N/A
End of period	$18.95	$15.08	$16.64	$15.28	$10.98	$9.56	$10.47	$8.20	N/A	N/A
Accumulation units outstanding at the end of period	21,154	12,355	24,973	17,567	11,736	11,920	16,764	846	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.97	$15.73	$15.07	$11.13	$9.43	$10.40	$8.26	$6.25	N/A	N/A
End of period	$19.28	$14.97	$15.73	$15.07	$11.13	$9.43	$10.40	$8.26	N/A	N/A
Accumulation units outstanding at the end of period	46,440	26,529	20,064	15,478	11,287	10,284	10,648	588	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,957	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$26.91	$29.89	$26.94	$19.48	$17.08	$18.29	$15.79	$11.07	$21.27	$22.86
End of period	$32.27	$26.91	$29.89	$26.94	$19.48	$17.08	$18.29	$15.79	$11.07	$21.27
Accumulation units outstanding at the end of period	25,326	29,227	39,538	44,338	54,101	62,121	89,609	83,950	83,748	88,245

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.44	$14.71	$14.82	$10.61	$8.26	$10.21	$8.20	$5.92	N/A	N/A
End of period	$15.41	$14.44	$14.71	$14.82	$10.61	$8.26	$10.21	$8.20	N/A	N/A
Accumulation units outstanding at the end of period	26,229	28,902	33,156	41,896	48,694	56,381	95,137	32,597	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.79	$20.07	$17.79	$12.56	$10.96	$10.50	$9.36	$6.69	N/A	N/A
End of period	$20.44	$18.79	$20.07	$17.79	$12.56	$10.96	$10.50	$9.36	N/A	N/A
Accumulation units outstanding at the end of period	422,679	565,773	217,024	163,739	125,269	167,556	196,695	100,863	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.86	$20.90	$19.26	$13.66	$11.88	$10.90	$9.82	$6.90	N/A	N/A
End of period	$21.74	$20.86	$20.90	$19.26	$13.66	$11.88	$10.90	$9.82	N/A	N/A
Accumulation units outstanding at the end of period	20,676	48,113	55,622	55,374	50,083	28,451	15,051	38,644	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.93	$18.05	$16.10	$12.49	$11.23	$10.13	$8.68	$7.13	N/A	N/A
End of period	$20.81	$17.93	$18.05	$16.10	$12.49	$11.23	$10.13	$8.68	N/A	N/A
Accumulation units outstanding at the end of period	173,534	192,300	151,547	190,638	104,198	61,996	30,807	4,552	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.92	$22.27	$19.14	$12.94	$11.50	$10.95	$9.71	$6.27	N/A	N/A
End of period	$19.65	$18.92	$22.27	$19.14	$12.94	$11.50	$10.95	$9.71	N/A	N/A
Accumulation units outstanding at the end of period	37,158	95,314	62,302	39,539	29,160	27,583	16,109	41,392	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$20.48	$20.82	$19.81	$15.97	$13.98	$14.89	$12.90	$9.98	$16.64	$15.46
End of period	$21.41	$20.48	$20.82	$19.81	$15.97	$13.98	$14.89	$12.90	$9.98	$16.64
Accumulation units outstanding at the end of period	304,090	408,682	551,815	647,506	652,574	814,086	940,535	979,150	982,198	1,062,687

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.32	$13.72	$13.49	$13.09	$12.21	$12.00	$11.20	$10.00	$11.76	$11.22
End of period	$13.79	$13.32	$13.72	$13.49	$13.09	$12.21	$12.00	$11.20	$10.00	$11.76
Accumulation units outstanding at the end of period	237,371	309,276	334,982	372,538	350,490	257,401	311,519	115,688	68,994	13,159

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$20.47	$20.81	$19.97	$16.52	$14.53	$15.21	$13.28	$10.52	$16.50	$15.40
End of period	$21.39	$20.47	$20.81	$19.97	$16.52	$14.53	$15.21	$13.28	$10.52	$16.50
Accumulation units outstanding at the end of period	723,038	855,787	964,250	1,138,747	1,249,945	1,294,550	1,594,337	1,596,141	1,474,262	1,528,183

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.85	$15.23	$14.85	$13.64	$12.47	$12.54	$11.43	$9.77	$12.58	$11.84
End of period	$15.45	$14.85	$15.23	$14.85	$13.64	$12.47	$12.54	$11.43	$9.77	$12.58
Accumulation units outstanding at the end of period	119,020	163,506	231,829	264,074	263,471	267,711	268,353	287,543	64,818	41,535

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$19.16	$19.57	$18.99	$16.63	$14.83	$15.23	$13.64	$11.21	$15.68	$14.63
End of period	$19.94	$19.16	$19.57	$18.99	$16.63	$14.83	$15.23	$13.64	$11.21	$15.68
Accumulation units outstanding at the end of period	531,381	582,830	748,241	742,350	807,271	803,382	905,873	1,255,081	911,155	1,025,596

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.96	$11.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.58	$9.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,690	5,332	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$17.02	$18.70	$16.37	$10.94	$9.11	$9.76	$8.99	$6.38	N/A	N/A
End of period	$18.90	$17.02	$18.70	$16.37	$10.94	$9.11	$9.76	$8.99	N/A	N/A
Accumulation units outstanding at the end of period	26,769	33,061	49,506	35,610	16,582	14,129	12,784	12,078	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$55.10	$50.48	$47.09	$34.44	$29.39	$30.16	$26.19	$18.51	$32.84	$30.25
End of period	$55.11	$55.10	$50.48	$47.09	$34.44	$29.39	$30.16	$26.19	$18.51	$32.84
Accumulation units outstanding at the end of period	164,409	199,429	171,494	201,441	237,242	271,307	315,858	293,252	282,261	276,349

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$83.83	$79.85	$71.77	$53.32	$47.60	$48.99	$38.85	$26.83	$45.85	$39.67
End of period	$87.69	$83.83	$79.85	$71.77	$53.32	$47.60	$48.99	$38.85	$26.83	$45.85
Accumulation units outstanding at the end of period	74,007	114,840	104,544	107,935	110,317	135,643	146,035	129,388	111,605	121,404

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.30	$10.41	$10.51	$10.65	$10.54	$10.55	$10.39	$9.79	$10.56	$10.21
End of period	$10.30	$10.30	$10.41	$10.51	$10.65	$10.54	$10.55	$10.39	$9.79	$10.56
Accumulation units outstanding at the end of period	53,830	69,711	73,411	106,024	89,825	117,699	139,441	57,560	151,500	27,190

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$24.53	$25.34	$22.69	$16.78	$14.26	$14.77	$12.92	$9.56	$16.29	$16.38
End of period	$26.81	$24.53	$25.34	$22.69	$16.78	$14.26	$14.77	$12.92	$9.56	$16.29
Accumulation units outstanding at the end of period	176,458	199,579	245,142	261,440	278,971	338,048	372,552	483,280	435,034	463,446

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$39.44	$40.37	$37.26	$31.67	$29.17	$28.64	$26.21	$22.21	$28.41	$26.80
End of period	$43.10	$39.44	$40.37	$37.26	$31.67	$29.17	$28.64	$26.21	$22.21	$28.41
Accumulation units outstanding at the end of period	110,690	141,422	155,698	182,319	206,111	230,829	274,388	288,603	295,831	338,587

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.07	$12.24	$12.41	$12.59	$12.77	$12.95	$13.13	$13.29	$13.19	$12.77
End of period	$11.91	$12.07	$12.24	$12.41	$12.59	$12.77	$12.95	$13.13	$13.29	$13.19
Accumulation units outstanding at the end of period	115,390	143,878	163,061	380,089	655,022	462,104	310,082	368,444	662,418	318,581

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$30.09	$31.50	$28.69	$22.20	$19.35	$20.04	$17.87	$14.62	$22.24	$20.91
End of period	$33.66	$30.09	$31.50	$28.69	$22.20	$19.35	$20.04	$17.87	$14.62	$22.24
Accumulation units outstanding at the end of period	29,753	36,731	48,271	61,981	75,282	93,957	104,150	102,682	116,040	100,268

Accumulation Unit Values
Contract with Endorsements - 1.42%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.03	$9.35	$11.06	$10.24	$10.31	$11.29	N/A	N/A	N/A	N/A
End of period	$8.77	$7.03	$9.35	$11.06	$10.24	$10.31	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.53	$13.93	$14.06	$12.34	$11.07	$11.79	$10.97	$9.09	$12.85	$12.07
End of period	$14.10	$13.53	$13.93	$14.06	$12.34	$11.07	$11.79	$10.97	$9.09	$12.85
Accumulation units outstanding at the end of period	—	—	—	—	—	—	6,458	1,004	12,505	12,505

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$13.03	$13.70	$15.53	$12.97	$11.23	$13.07	$12.32	$9.60	$17.55	$15.90
End of period	$12.85	$13.03	$13.70	$15.53	$12.97	$11.23	$13.07	$12.32	$9.60	$17.55
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	4,938	4,938

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.13	$12.04	$11.89	$9.73	$8.51	$8.75	$8.04	$6.27	$9.95	N/A
End of period	$12.45	$11.13	$12.04	$11.89	$9.73	$8.51	$8.75	$8.04	$6.27	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	9,294	2,082	12,199	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$25.53	$25.80	$24.83	$25.45	$23.96	$22.87	$21.55	$19.15	$20.48	$19.42
End of period	$25.70	$25.53	$25.80	$24.83	$25.45	$23.96	$22.87	$21.55	$19.15	$20.48
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.39	$7.90	$7.19	$7.47	$6.14	$8.63	$7.49	N/A	N/A	N/A
End of period	$7.04	$7.39	$7.90	$7.19	$7.47	$6.14	$8.63	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	802	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$40.89	$40.26	$36.73	$26.23	$22.89	$24.67	N/A	N/A	N/A	N/A
End of period	$40.52	$40.89	$40.26	$36.73	$26.23	$22.89	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.11	$12.62	$13.51	$13.85	$11.50	$14.18	$11.80	$6.97	$14.15	N/A
End of period	$11.89	$10.11	$12.62	$13.51	$13.85	$11.50	$14.18	$11.80	$6.97	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,955	507	1,964	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.80	$15.11	$13.96	$10.85	$9.89	$8.50	$6.92	$6.06	$11.38	$11.43
End of period	$16.90	$14.80	$15.11	$13.96	$10.85	$9.89	$8.50	$6.92	$6.06	$11.38
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.41	$19.25	$17.62	$15.77	$13.01	$14.39	$12.73	$9.85	$19.40	$17.71
End of period	$18.36	$17.41	$19.25	$17.62	$15.77	$13.01	$14.39	$12.73	$9.85	$19.40
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	5,170	5,170

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$27.07	$25.76	$20.88	$15.03	$12.86	$11.77	$11.49	$9.63	$12.72	$12.00
End of period	$25.67	$27.07	$25.76	$20.88	$15.03	$12.86	$11.77	$11.49	$9.63	$12.72
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	6,413	6,413

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.87	$13.25	$12.76	$10.46	$9.31	$9.65	$8.45	$6.85	N/A	N/A
End of period	$14.20	$12.87	$13.25	$12.76	$10.46	$9.31	$9.65	$8.45	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	16,033	2,641	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.81	$17.24	$18.62	$15.55	$13.37	$15.45	$14.67	$11.51	$20.46	$18.80
End of period	$16.71	$16.81	$17.24	$18.62	$15.55	$13.37	$15.45	$14.67	$11.51	$20.46
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	4,152	4,152

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$27.51	$36.36	$41.15	$33.30	$32.37	$31.79	$27.07	$22.86	$37.32	$27.98
End of period	$34.51	$27.51	$36.36	$41.15	$33.30	$32.37	$31.79	$27.07	$22.86	$37.32
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,879	1,879

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.52	$26.60	$24.70	$18.84	$16.30	$16.89	$13.62	$10.01	$16.26	$15.35
End of period	$30.22	$25.52	$26.60	$24.70	$18.84	$16.30	$16.89	$13.62	$10.01	$16.26
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	9,739

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.89	$17.99	$16.14	$12.43	$10.93	$10.93	$9.69	$7.80	$12.68	$12.27
End of period	$19.64	$17.89	$17.99	$16.14	$12.43	$10.93	$10.93	$9.69	$7.80	$12.68
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.68	$23.04	$22.33	$16.36	$14.32	$15.19	$12.19	$9.71	$15.13	$15.68
End of period	$26.91	$21.68	$23.04	$22.33	$16.36	$14.32	$15.19	$12.19	$9.71	$15.13
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.52	$11.19	$9.41	$7.57	$6.90	$7.02	N/A	N/A	N/A	N/A
End of period	$12.87	$11.52	$11.19	$9.41	$7.57	$6.90	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.75	$19.95	$19.46	$20.16	$18.92	$18.30	$17.26	$15.16	$15.32	$14.35
End of period	$20.00	$19.75	$19.95	$19.46	$20.16	$18.92	$18.30	$17.26	$15.16	$15.32
Accumulation units outstanding at the end of period	—	—	—	—	—	—	3,219	—	5,254	5,254

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.76	$20.04	$17.77	$12.55	$10.95	$10.49	$9.35	$6.69	N/A	N/A
End of period	$20.40	$18.76	$20.04	$17.77	$12.55	$10.95	$10.49	$9.35	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	7,775	1,854	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$54.87	$50.28	$46.91	$34.32	$29.29	$30.06	$26.11	$18.46	$32.76	N/A
End of period	$54.87	$54.87	$50.28	$46.91	$34.32	$29.29	$30.06	$26.11	$18.46	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,657	452	787	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$83.49	$79.54	$71.50	$53.13	$47.45	$48.83	$38.74	$26.76	$45.73	$39.57
End of period	$87.31	$83.49	$79.54	$71.50	$53.13	$47.45	$48.83	$38.74	$26.76	$45.73
Accumulation units outstanding at the end of period	—	—	—	—	—	—	301	301	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$24.45	$25.27	$22.63	$16.74	$14.23	$14.74	$12.90	$9.54	$16.26	$16.36
End of period	$26.72	$24.45	$25.27	$22.63	$16.74	$14.23	$14.74	$12.90	$9.54	$16.26
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,468	1,468

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$39.28	$40.21	$37.12	$31.56	$29.07	$28.55	$26.13	$22.15	$28.33	$26.74
End of period	$42.91	$39.28	$40.21	$37.12	$31.56	$29.07	$28.55	$26.13	$22.15	$28.33
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.45%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.83	$17.39	$17.36	$16.09	$14.71	$15.78	$13.82	N/A	N/A	N/A
End of period	$17.13	$16.83	$17.39	$17.36	$16.09	$14.71	$15.78	N/A	N/A	N/A
Accumulation units outstanding at the end of period	84	84	84	294	294	1,365	1,378	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.31	$11.79	$11.39	$9.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.05	$11.31	$11.79	$11.39	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,982	1,982	1,982	1,982	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.57	$12.99	$12.51	$10.84	$9.71	$9.78	$8.93	$7.63	N/A	N/A
End of period	$13.29	$12.57	$12.99	$12.51	$10.84	$9.71	$9.78	$8.93	N/A	N/A
Accumulation units outstanding at the end of period	4,738	4,627	4,664	4,858	1,608	183	5,354	185	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.16	$12.59	$12.16	$10.05	$8.93	$9.14	$8.19	$6.77	$10.52	N/A
End of period	$12.89	$12.16	$12.59	$12.16	$10.05	$8.93	$9.14	$8.19	$6.77	N/A
Accumulation units outstanding at the end of period	22,599	22,825	23,494	3,355	10,029	7,793	18,224	23,589	60,123	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.09	$16.69	$16.57	$14.76	$13.48	$14.03	$12.59	N/A	N/A	N/A
End of period	$16.81	$16.09	$16.69	$16.57	$14.76	$13.48	$14.03	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,363	1,370	1,378	1,386	4,379	1,958	15,065	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.47	$17.10	$17.02	$15.36	$14.00	$14.76	$13.10	N/A	N/A	N/A
End of period	$17.07	$16.47	$17.10	$17.02	$15.36	$14.00	$14.76	N/A	N/A	N/A
Accumulation units outstanding at the end of period	76	—	5,276	8,196	8,335	14,198	18,641	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.46	$17.05	$16.99	$15.62	$14.29	$15.20	$13.43	N/A	N/A	N/A
End of period	$16.89	$16.46	$17.05	$16.99	$15.62	$14.29	$15.20	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,111	9,488	9,968	12,246	11,188	11,065	14,696	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$36.98	$39.36	$38.85	$30.21	$26.93	$27.97	$20.92	$15.67	$25.75	$23.31
End of period	$38.55	$36.98	$39.36	$38.85	$30.21	$26.93	$27.97	$20.92	$15.67	$25.75
Accumulation units outstanding at the end of period	5,336	8,784	10,019	15,769	16,852	24,261	19,618	20,177	21,179	27,743

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.50	$18.48	$18.73	$14.14	$12.20	$12.72	$10.18	$7.73	$11.72	$12.67
End of period	$20.13	$16.50	$18.48	$18.73	$14.14	$12.20	$12.72	$10.18	$7.73	$11.72
Accumulation units outstanding at the end of period	2,103	1,366	1,595	3,306	4,098	9,225	7,837	16,167	15,814	7,941

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.86	$12.05	$11.72	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.54	$11.86	$12.05	$11.72	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	272	376	400	422	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.78	$16.56	$14.62	$11.20	$10.02	$10.29	N/A	N/A	N/A	N/A
End of period	$18.41	$15.78	$16.56	$14.62	$11.20	$10.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,716	5,930	7,531	6,022	5,613	2,853	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.99	$10.58	$10.61	$11.09	$10.64	$10.35	N/A	N/A	N/A	N/A
End of period	$10.07	$9.99	$10.58	$10.61	$11.09	$10.64	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,435	4,611	7,133	4,690	11,233	10,069	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.70	$12.89	$12.85	$10.19	$8.77	$11.04	N/A	N/A	N/A	N/A
End of period	$12.74	$12.70	$12.89	$12.85	$10.19	$8.77	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	547	2,024	1,661	1,371	1,806	5,191	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.50	$12.63	$12.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.24	$12.50	$12.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,116	3,346	3,386	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.27	$16.34	$15.05	$11.48	$9.97	$10.35	N/A	N/A	N/A	N/A
End of period	$17.81	$16.27	$16.34	$15.05	$11.48	$9.97	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,635	22,922	14,857	8,260	12,958	9,253	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.23	$11.97	$12.53	$10.49	$9.07	$10.75	N/A	N/A	N/A	N/A
End of period	$11.41	$11.23	$11.97	$12.53	$10.49	$9.07	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,600	5,627	4,102	2,201	2,524	4,350	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.33	$10.87	$12.02	$10.99	$9.50	$11.25	N/A	N/A	N/A	N/A
End of period	$10.68	$10.33	$10.87	$12.02	$10.99	$9.50	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,630	5,259	9,172	9,862	9,948	8,495	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.62	$11.95	$11.90	$10.56	$9.78	$10.32	N/A	N/A	N/A	N/A
End of period	$11.90	$11.62	$11.95	$11.90	$10.56	$9.78	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,637	34,101	31,486	28,012	33,668	3,822	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$7.01	$9.33	$11.04	$10.22	$10.29	$11.27	$9.74	$6.59	$13.71	N/A
End of period	$8.74	$7.01	$9.33	$11.04	$10.22	$10.29	$11.27	$9.74	$6.59	N/A
Accumulation units outstanding at the end of period	22,285	24,285	26,083	29,600	33,003	44,174	62,332	96,880	40,008	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$42.84	$40.91	$38.12	$27.83	$25.53	$25.71	$23.15	$17.42	$29.89	$27.64
End of period	$42.41	$42.84	$40.91	$38.12	$27.83	$25.53	$25.71	$23.15	$17.42	$29.89
Accumulation units outstanding at the end of period	9,459	1,849	3,039	3,647	3,285	7,724	5,447	12,329	9,999	11,554

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.51	$15.58	$14.73	$12.11	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.88	$12.51	$15.58	$14.73	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,312	4,260	6,339	4,325	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.47	$13.87	$14.00	$12.29	$11.03	$11.75	$10.94	$9.06	$12.82	$12.05
End of period	$14.03	$13.47	$13.87	$14.00	$12.29	$11.03	$11.75	$10.94	$9.06	$12.82
Accumulation units outstanding at the end of period	6,571	6,805	10,223	13,263	12,630	17,437	36,527	46,824	77,717	119,020

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.96	$13.63	$15.46	$12.91	$11.18	$13.02	$12.28	$9.57	$17.50	$15.86
End of period	$12.77	$12.96	$13.63	$15.46	$12.91	$11.18	$13.02	$12.28	$9.57	$17.50
Accumulation units outstanding at the end of period	39,808	45,078	35,865	42,448	42,868	44,974	51,540	36,080	63,789	131,476

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$25.49	$26.42	$24.41	$18.32	$16.35	$16.73	$15.17	$11.50	$19.15	$19.31
End of period	$28.65	$25.49	$26.42	$24.41	$18.32	$16.35	$16.73	$15.17	$11.50	$19.15
Accumulation units outstanding at the end of period	6,584	6,218	6,950	10,176	13,020	17,935	16,448	22,726	23,975	26,492

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.47	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.54	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,650	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.21	$13.63	$14.41	$11.83	$10.23	$11.22	$10.37	N/A	N/A	N/A
End of period	$12.47	$12.21	$13.63	$14.41	$11.83	$10.23	$11.22	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,798	25,050	28,432	39,785	62,807	60,840	44,880	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.10	$12.01	$11.87	$9.71	$8.50	$8.74	$8.03	$6.26	$9.95	N/A
End of period	$12.41	$11.10	$12.01	$11.87	$9.71	$8.50	$8.74	$8.03	$6.26	N/A
Accumulation units outstanding at the end of period	13,189	24,160	27,674	29,392	30,074	44,824	57,112	36,323	60,996	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.03	$10.88	$11.31	$8.80	$7.32	$7.90	$7.49	$5.81	$9.92	N/A
End of period	$10.94	$10.03	$10.88	$11.31	$8.80	$7.32	$7.90	$7.49	$5.81	N/A
Accumulation units outstanding at the end of period	3,842	5,234	6,867	1,878	2,015	9,285	3,096	7,936	5,070	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.05	$11.69	$11.92	$11.68	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.30	$11.05	$11.69	$11.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,622	13,455	32,225	44,228	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.82	$14.04	$13.80	$12.28	$11.10	$10.99	$9.90	$7.56	$10.91	$10.87
End of period	$14.42	$12.82	$14.04	$13.80	$12.28	$11.10	$10.99	$9.90	$7.56	$10.91
Accumulation units outstanding at the end of period	30,199	35,539	41,318	40,957	51,549	69,067	53,504	60,462	57,211	27,491

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.10	$9.87	$11.06	$8.47	$6.75	$8.00	$6.74	$4.48	N/A	N/A
End of period	$9.84	$10.10	$9.87	$11.06	$8.47	$6.75	$8.00	$6.74	N/A	N/A
Accumulation units outstanding at the end of period	2,222	5,876	8,245	12,017	8,015	8,081	5,850	5,268	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.44	$12.17	$11.51	$9.10	$8.13	$8.30	$7.56	$6.05	$9.88	N/A
End of period	$13.04	$11.44	$12.17	$11.51	$9.10	$8.13	$8.30	$7.56	$6.05	N/A
Accumulation units outstanding at the end of period	4,710	4,788	5,961	6,149	17,130	17,854	22,979	27,530	43,500	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$25.38	$25.65	$24.69	$25.32	$23.84	$22.76	$21.46	$19.07	$20.40	$19.35
End of period	$25.54	$25.38	$25.65	$24.69	$25.32	$23.84	$22.76	$21.46	$19.07	$20.40
Accumulation units outstanding at the end of period	13,914	14,579	19,000	20,792	23,262	32,864	32,537	48,759	51,695	70,584

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.93	$12.65	$13.50	$14.86	$12.56	$13.37	$11.69	$9.65	N/A	N/A
End of period	$11.75	$10.93	$12.65	$13.50	$14.86	$12.56	$13.37	$11.69	N/A	N/A
Accumulation units outstanding at the end of period	—	1,397	1,279	4,818	6,903	11,768	18,694	2,935	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.46	$20.57	$18.45	$14.10	$12.12	$13.16	$10.74	$8.21	$13.04	$12.87
End of period	$20.67	$18.46	$20.57	$18.45	$14.10	$12.12	$13.16	$10.74	$8.21	$13.04
Accumulation units outstanding at the end of period	5,497	8,094	9,759	9,141	7,213	8,493	9,268	13,790	15,521	7,048

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.94	$13.36	$11.90	$9.00	$7.63	$8.66	$8.09	$6.57	$10.70	N/A
End of period	$13.77	$12.94	$13.36	$11.90	$9.00	$7.63	$8.66	$8.09	$6.57	N/A
Accumulation units outstanding at the end of period	3,675	6,109	3,242	3	13,896	14,723	4,298	2,040	1,850	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.38	$7.88	$7.18	$7.46	$6.13	$8.62	$7.48	$4.16	N/A	N/A
End of period	$7.02	$7.38	$7.88	$7.18	$7.46	$6.13	$8.62	$7.48	N/A	N/A
Accumulation units outstanding at the end of period	13,118	11,439	13,411	13,169	13,481	20,884	24,666	29,109	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.33	$16.73	$14.76	$14.57	$11.52	$12.47	$10.80	$8.27	$13.05	$15.58
End of period	$16.49	$16.33	$16.73	$14.76	$14.57	$11.52	$12.47	$10.80	$8.27	$13.05
Accumulation units outstanding at the end of period	20,046	21,417	24,541	23,286	23,757	29,613	25,129	23,877	28,433	22,716

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$19.50	$20.19	$20.44	$17.43	$15.28	$16.65	$15.04	$11.14	$19.13	$17.69
End of period	$18.99	$19.50	$20.19	$20.44	$17.43	$15.28	$16.65	$15.04	$11.14	$19.13
Accumulation units outstanding at the end of period	9,601	8,977	12,584	13,394	13,021	14,797	20,219	14,688	20,163	31,977

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.66	$27.52	$25.56	$19.81	$18.65	$20.06	$16.54	$12.02	$19.97	$20.81
End of period	$28.04	$24.66	$27.52	$25.56	$19.81	$18.65	$20.06	$16.54	$12.02	$19.97
Accumulation units outstanding at the end of period	17,008	20,013	20,830	23,691	27,764	42,875	38,160	41,218	47,469	62,342

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.75	$25.57	$24.03	$17.45	$15.05	$15.48	$12.44	$9.36	$15.76	$14.36
End of period	$27.20	$24.75	$25.57	$24.03	$17.45	$15.05	$15.48	$12.44	$9.36	$15.76
Accumulation units outstanding at the end of period	9,280	9,952	8,616	8,037	8,708	13,313	14,484	19,110	24,773	25,936

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$40.64	$40.03	$36.53	$26.09	$22.77	$24.55	$19.84	$14.08	$25.71	$24.16
End of period	$40.26	$40.64	$40.03	$36.53	$26.09	$22.77	$24.55	$19.84	$14.08	$25.71
Accumulation units outstanding at the end of period	12,565	12,857	7,699	10,890	14,030	14,296	16,976	7,783	6,407	10,295

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.50	$20.70	$19.93	$20.96	$20.52	$18.95	$17.91	$17.53	$16.69	$15.92
End of period	$20.50	$20.50	$20.70	$19.93	$20.96	$20.52	$18.95	$17.91	$17.53	$16.69
Accumulation units outstanding at the end of period	10,867	11,072	14,226	19,054	49,324	55,526	63,413	90,487	119,752	84,323

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.08	$12.58	$13.48	$13.82	$11.48	$14.16	$11.78	$6.96	$14.14	$10.88
End of period	$11.86	$10.08	$12.58	$13.48	$13.82	$11.48	$14.16	$11.78	$6.96	$14.14
Accumulation units outstanding at the end of period	3,073	5,309	7,942	15,460	20,511	37,493	50,687	57,465	53,419	76,807

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.41	$12.88	$12.07	$9.59	$8.39	$8.70	$7.58	$6.17	$9.82	N/A
End of period	$13.71	$12.41	$12.88	$12.07	$9.59	$8.39	$8.70	$7.58	$6.17	N/A
Accumulation units outstanding at the end of period	10,292	3,749	4,594	10,460	14,680	17,054	20,590	53,322	10,949	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$14.06	$14.28	$13.72	$14.31	$14.01	$13.27	$12.72	$12.20	$11.94	$11.38
End of period	$14.12	$14.06	$14.28	$13.72	$14.31	$14.01	$13.27	$12.72	$12.20	$11.94
Accumulation units outstanding at the end of period	20,018	21,137	23,172	29,076	53,449	65,972	71,930	90,691	109,822	143,469

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.90	$7.80	$7.50	$6.29	$5.30	$5.56	$4.60	$3.72	$6.25	$6.08
End of period	$9.62	$7.90	$7.80	$7.50	$6.29	$5.30	$5.56	$4.60	$3.72	$6.25
Accumulation units outstanding at the end of period	1,829	1,836	2,302	6,475	6,758	9,995	8,742	3,902	9,482	50,350

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$23.16	$22.19	$20.31	$14.61	$12.00	$11.43	$9.45	$7.20	$10.63	$11.71
End of period	$24.23	$23.16	$22.19	$20.31	$14.61	$12.00	$11.43	$9.45	$7.20	$10.63
Accumulation units outstanding at the end of period	3,275	2,538	2,496	4,157	3,639	3,615	2,896	1,429	1,263	5,776

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.73	$15.04	$13.90	$10.81	$9.85	$8.47	$6.90	$6.04	$11.35	$11.40
End of period	$16.82	$14.73	$15.04	$13.90	$10.81	$9.85	$8.47	$6.90	$6.04	$11.35
Accumulation units outstanding at the end of period	61,806	77,011	78,177	97,309	109,842	145,349	180,677	199,936	255,983	377,439

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.84	$9.39	$9.89	$10.47	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.50	$7.84	$9.39	$9.89	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,018	1,988	12,679	6,687	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.93	$14.42	$15.14	$11.76	$10.98	$12.03	$11.95	$8.60	N/A	N/A
End of period	$13.48	$13.93	$14.42	$15.14	$11.76	$10.98	$12.03	$11.95	N/A	N/A
Accumulation units outstanding at the end of period	1,485	4,591	1,025	1,051	2,448	2,595	4,595	74	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.71	$12.01	$10.78	$8.20	$6.60	$7.69	$6.87	$5.88	$12.08	$14.83
End of period	$14.32	$11.71	$12.01	$10.78	$8.20	$6.60	$7.69	$6.87	$5.88	$12.08
Accumulation units outstanding at the end of period	7,982	5,194	7,994	9,899	5,313	5,191	32,879	49,554	56,329	30,273

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.33	$19.16	$17.54	$15.71	$12.97	$14.34	$12.69	$9.82	$19.35	$17.67
End of period	$18.27	$17.33	$19.16	$17.54	$15.71	$12.97	$14.34	$12.69	$9.82	$19.35
Accumulation units outstanding at the end of period	67,739	77,790	72,332	93,485	105,509	121,663	141,819	166,800	242,829	333,616

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.94	$25.65	$20.79	$14.97	$12.82	$11.73	$11.45	$9.61	$12.69	$11.97
End of period	$25.54	$26.94	$25.65	$20.79	$14.97	$12.82	$11.73	$11.45	$9.61	$12.69
Accumulation units outstanding at the end of period	8,878	11,330	13,365	12,511	11,880	12,795	11,237	22,875	59,696	35,702

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.84	$13.22	$12.74	$10.45	$9.30	$9.64	$8.44	$6.85	$9.90	N/A
End of period	$14.16	$12.84	$13.22	$12.74	$10.45	$9.30	$9.64	$8.44	$6.85	N/A
Accumulation units outstanding at the end of period	5,044	5,893	3,346	4,792	4,254	8,944	22,772	31,065	27,766	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.74	$17.17	$18.55	$15.50	$13.33	$15.41	$14.64	$11.49	$20.42	$18.77
End of period	$16.63	$16.74	$17.17	$18.55	$15.50	$13.33	$15.41	$14.64	$11.49	$20.42
Accumulation units outstanding at the end of period	38,527	43,893	43,673	47,222	58,936	68,327	65,712	73,403	65,574	123,839

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$17.03	$17.81	$16.24	$12.51	$10.75	$11.14	$9.65	$7.89	$13.93	$13.93
End of period	$18.83	$17.03	$17.81	$16.24	$12.51	$10.75	$11.14	$9.65	$7.89	$13.93
Accumulation units outstanding at the end of period	60,487	70,704	67,693	74,835	90,598	118,852	137,192	238,716	355,664	561,624

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.68	$21.69	$18.58	$13.36	$11.33	$11.27	$9.76	$7.38	$12.80	$10.91
End of period	$23.07	$21.68	$21.69	$18.58	$13.36	$11.33	$11.27	$9.76	$7.38	$12.80
Accumulation units outstanding at the end of period	3,375	3,732	4,128	1,654	1,634	1,976	11,637	16,883	24,457	34,638

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$27.38	$36.20	$40.97	$33.17	$32.25	$31.68	$26.99	$22.80	$37.23	$27.93
End of period	$34.33	$27.38	$36.20	$40.97	$33.17	$32.25	$31.68	$26.99	$22.80	$37.23
Accumulation units outstanding at the end of period	17,952	18,627	12,687	18,047	21,668	31,659	43,354	51,095	54,917	59,234

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.25	$15.71	$15.44	$13.91	$12.60	$13.02	$11.71	$9.57	N/A	N/A
End of period	$17.56	$16.25	$15.71	$15.44	$13.91	$12.60	$13.02	$11.71	N/A	N/A
Accumulation units outstanding at the end of period	469	479	462	44	75	182	8,434	7,794	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.23	$15.74	$15.19	$10.97	$9.98	$9.65	$8.40	$7.17	$10.82	$10.20
End of period	$14.42	$14.23	$15.74	$15.19	$10.97	$9.98	$9.65	$8.40	$7.17	$10.82
Accumulation units outstanding at the end of period	71,358	88,434	62,934	82,938	—	236	1,535	2,873	980	814

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.41	$26.50	$24.61	$18.78	$16.25	$16.85	$13.58	$9.98	$16.23	$15.33
End of period	$30.09	$25.41	$26.50	$24.61	$18.78	$16.25	$16.85	$13.58	$9.98	$16.23
Accumulation units outstanding at the end of period	35,917	37,893	49,500	51,996	63,108	72,761	83,161	90,625	93,283	169,705

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.82	$17.92	$16.08	$12.39	$10.90	$10.90	$9.66	$7.78	$12.66	$12.25
End of period	$19.56	$17.82	$17.92	$16.08	$12.39	$10.90	$10.90	$9.66	$7.78	$12.66
Accumulation units outstanding at the end of period	86,116	98,500	139,093	173,668	181,489	206,187	226,841	260,298	257,557	293,080

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.15	$16.19	$15.87	$11.77	$10.49	$11.53	$9.69	$6.08	$8.84	N/A
End of period	$20.07	$15.15	$16.19	$15.87	$11.77	$10.49	$11.53	$9.69	$6.08	N/A
Accumulation units outstanding at the end of period	5,685	14	1,960	2,900	2,567	3,360	18,941	15,124	2,858	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.59	$22.95	$22.25	$16.31	$14.28	$15.14	$12.16	$9.69	$15.11	$15.66
End of period	$26.79	$21.59	$22.95	$22.25	$16.31	$14.28	$15.14	$12.16	$9.69	$15.11
Accumulation units outstanding at the end of period	67,154	75,934	87,674	105,747	71,696	80,401	104,141	108,927	104,292	97,144

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.47	$11.14	$9.37	$7.54	$6.88	$7.00	$6.33	$3.92	$7.03	$6.23
End of period	$12.81	$11.47	$11.14	$9.37	$7.54	$6.88	$7.00	$6.33	$3.92	$7.03
Accumulation units outstanding at the end of period	11,366	8,629	13,787	18,360	16,508	27,178	56,179	65,743	107,109	192,183

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.93	$12.65	$12.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.82	$11.93	$12.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	365	495	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.34	$10.63	$10.28	$10.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.80	$10.34	$10.63	$10.28	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	26,458	29,498	50,599	784	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.18	$18.75	$18.66	$15.00	$12.63	$13.96	$12.27	$8.93	$15.33	$14.63
End of period	$18.92	$19.18	$18.75	$18.66	$15.00	$12.63	$13.96	$12.27	$8.93	$15.33
Accumulation units outstanding at the end of period	32,590	32,026	22,866	27,394	28,717	40,798	46,338	39,319	50,355	69,231

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,218	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.05	$13.66	$13.42	$14.98	$14.02	$12.73	$11.99	$10.38	$10.94	N/A
End of period	$13.52	$13.05	$13.66	$13.42	$14.98	$14.02	$12.73	$11.99	$10.38	N/A
Accumulation units outstanding at the end of period	40,879	49,145	69,414	81,522	90,057	105,974	96,703	109,768	119,648	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.64	$19.85	$19.37	$20.07	$18.84	$18.23	$17.20	$15.11	$15.27	$14.32
End of period	$19.89	$19.64	$19.85	$19.37	$20.07	$18.84	$18.23	$17.20	$15.11	$15.27
Accumulation units outstanding at the end of period	64,442	86,121	106,515	161,338	224,530	288,683	277,265	364,113	330,669	290,755

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.42	$10.71	$10.84	$10.55	$9.93	N/A	N/A	N/A	N/A	N/A
End of period	$11.24	$10.42	$10.71	$10.84	$10.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	40,573	42,636	26,982	22,551	2,408	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.84	$19.44	$19.70	$18.47	$16.05	$15.56	$13.65	$9.47	$13.87	$14.23
End of period	$20.58	$17.84	$19.44	$19.70	$18.47	$16.05	$15.56	$13.65	$9.47	$13.87
Accumulation units outstanding at the end of period	26,860	43,483	52,775	64,039	76,266	94,565	133,614	145,559	166,115	140,984

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$15.02	$16.58	$15.23	$10.95	$9.55	$10.46	$8.19	N/A	N/A	N/A
End of period	$18.87	$15.02	$16.58	$15.23	$10.95	$9.55	$10.46	N/A	N/A	N/A
Accumulation units outstanding at the end of period	567	453	927	994	1,539	2,427	3,486	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.92	$15.68	$15.03	$11.10	$9.41	$10.38	$8.25	$6.25	N/A	N/A
End of period	$19.19	$14.92	$15.68	$15.03	$11.10	$9.41	$10.38	$8.25	N/A	N/A
Accumulation units outstanding at the end of period	6,628	2,916	5,145	2,648	3,628	4,310	4,190	49	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$26.63	$29.60	$26.69	$19.31	$16.94	$18.14	$15.67	$11.00	$21.14	$22.73
End of period	$31.92	$26.63	$29.60	$26.69	$19.31	$16.94	$18.14	$15.67	$11.00	$21.14
Accumulation units outstanding at the end of period	1,331	2,159	5,475	7,376	7,520	12,800	14,490	16,610	14,238	16,443

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.39	$14.66	$14.78	$10.59	$8.25	$10.20	$8.19	$5.92	N/A	N/A
End of period	$15.35	$14.39	$14.66	$14.78	$10.59	$8.25	$10.20	$8.19	N/A	N/A
Accumulation units outstanding at the end of period	3,351	5,978	6,252	10,107	12,418	16,495	27,698	8,501	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.72	$20.00	$17.74	$12.53	$10.94	$10.48	$9.35	$6.69	N/A	N/A
End of period	$20.35	$18.72	$20.00	$17.74	$12.53	$10.94	$10.48	$9.35	N/A	N/A
Accumulation units outstanding at the end of period	76,632	127,263	22,910	27,803	17,625	32,897	39,814	38,720	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.77	$20.83	$19.20	$13.63	$11.86	$10.88	$9.81	$6.90	N/A	N/A
End of period	$21.64	$20.77	$20.83	$19.20	$13.63	$11.86	$10.88	$9.81	N/A	N/A
Accumulation units outstanding at the end of period	2,997	3,904	22,483	19,666	14,358	11,612	14,270	18,981	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.85	$17.99	$16.05	$12.45	$11.20	$10.11	$8.68	$7.13	N/A	N/A
End of period	$20.72	$17.85	$17.99	$16.05	$12.45	$11.20	$10.11	$8.68	N/A	N/A
Accumulation units outstanding at the end of period	20,519	18,477	39,580	40,486	23,812	32,328	19,234	13,991	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.85	$22.20	$19.08	$12.91	$11.48	$10.93	$9.70	$6.27	N/A	N/A
End of period	$19.56	$18.85	$22.20	$19.08	$12.91	$11.48	$10.93	$9.70	N/A	N/A
Accumulation units outstanding at the end of period	3,171	5,571	15,542	14,748	5,695	7,982	7,476	10,511	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$20.30	$20.65	$19.66	$15.86	$13.89	$14.80	$12.82	$9.93	$16.56	$15.39
End of period	$21.21	$20.30	$20.65	$19.66	$15.86	$13.89	$14.80	$12.82	$9.93	$16.56
Accumulation units outstanding at the end of period	50,143	53,388	56,411	60,212	70,952	123,429	142,659	177,919	201,648	286,090

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.24	$13.65	$13.43	$13.04	$12.16	$11.97	$11.17	$9.98	$11.74	$11.21
End of period	$13.71	$13.24	$13.65	$13.43	$13.04	$12.16	$11.97	$11.17	$9.98	$11.74
Accumulation units outstanding at the end of period	17,500	20,984	56,120	56,832	68,734	69,487	59,044	110,474	159,383	84,930

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$20.29	$20.63	$19.82	$16.40	$14.43	$15.11	$13.21	$10.46	$16.42	$15.33
End of period	$21.19	$20.29	$20.63	$19.82	$16.40	$14.43	$15.11	$13.21	$10.46	$16.42
Accumulation units outstanding at the end of period	98,242	107,214	117,255	203,974	238,223	298,278	400,790	408,438	445,046	562,871

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.76	$15.15	$14.78	$13.58	$12.43	$12.50	$11.40	$9.75	$12.56	$11.83
End of period	$15.36	$14.76	$15.15	$14.78	$13.58	$12.43	$12.50	$11.40	$9.75	$12.56
Accumulation units outstanding at the end of period	74,646	100,884	100,994	102,722	113,110	129,791	153,305	169,498	178,211	89,571

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.99	$19.41	$18.85	$16.51	$14.72	$15.13	$13.56	$11.15	$15.60	$14.57
End of period	$19.76	$18.99	$19.41	$18.85	$16.51	$14.72	$15.13	$13.56	$11.15	$15.60
Accumulation units outstanding at the end of period	36,536	60,723	69,481	86,041	116,569	156,924	223,960	269,295	443,548	587,399

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.95	$11.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.57	$9.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,410	1,073	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.95	$18.64	$16.32	$10.91	$9.09	$9.75	$8.99	$6.38	N/A	N/A
End of period	$18.82	$16.95	$18.64	$16.32	$10.91	$9.09	$9.75	$8.99	N/A	N/A
Accumulation units outstanding at the end of period	1,444	1,369	5,491	3,714	3,755	5,804	7,107	9,705	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$54.54	$49.99	$46.65	$34.14	$29.15	$29.92	$26.00	$18.38	$32.64	$30.07
End of period	$54.52	$54.54	$49.99	$46.65	$34.14	$29.15	$29.92	$26.00	$18.38	$32.64
Accumulation units outstanding at the end of period	18,736	21,098	23,226	32,772	41,475	51,997	53,986	60,395	54,355	68,755

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$82.97	$79.07	$71.10	$52.85	$47.21	$48.61	$38.57	$26.65	$45.56	$39.44
End of period	$86.75	$82.97	$79.07	$71.10	$52.85	$47.21	$48.61	$38.57	$26.65	$45.56
Accumulation units outstanding at the end of period	13,457	14,162	12,629	13,765	18,300	23,831	31,598	31,403	36,747	49,503

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.25	$10.37	$10.47	$10.62	$10.51	$10.52	$10.37	$9.78	$10.55	$10.21
End of period	$10.25	$10.25	$10.37	$10.47	$10.62	$10.51	$10.52	$10.37	$9.78	$10.55
Accumulation units outstanding at the end of period	43,219	46,089	49,316	97,309	94,069	87,098	54,199	73,402	27,613	19,593

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$24.34	$25.16	$22.54	$16.68	$14.18	$14.69	$12.86	$9.52	$16.22	$16.32
End of period	$26.59	$24.34	$25.16	$22.54	$16.68	$14.18	$14.69	$12.86	$9.52	$16.22
Accumulation units outstanding at the end of period	40,444	43,162	49,654	42,569	60,069	79,410	85,822	90,575	109,746	155,647

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$39.03	$39.97	$36.92	$31.39	$28.93	$28.42	$26.02	$22.06	$28.23	$26.65
End of period	$42.64	$39.03	$39.97	$36.92	$31.39	$28.93	$28.42	$26.02	$22.06	$28.23
Accumulation units outstanding at the end of period	30,839	40,000	44,180	48,901	54,150	68,921	83,903	92,924	94,078	110,773

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.94	$12.11	$12.29	$12.47	$12.65	$12.83	$13.02	$13.19	$13.10	$12.69
End of period	$11.77	$11.94	$12.11	$12.29	$12.47	$12.65	$12.83	$13.02	$13.19	$13.10
Accumulation units outstanding at the end of period	85,618	72,673	206,887	181,163	213,803	234,746	248,115	158,670	312,880	156,214

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.89	$31.31	$28.53	$22.09	$19.26	$19.96	$17.81	$14.57	$22.18	$20.87
End of period	$33.42	$29.89	$31.31	$28.53	$22.09	$19.26	$19.96	$17.81	$14.57	$22.18
Accumulation units outstanding at the end of period	14,098	25,730	28,603	31,640	33,638	46,400	49,093	54,563	60,982	49,617

Accumulation Unit Values
Contract with Endorsements - 1.48%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$25.34	$26.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$28.47	$25.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	12,967	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.81	$17.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$20.66	$17.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	12,312	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$38.79	$39.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$42.36	$38.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	8,482	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.87	$12.05	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.70	$11.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	18,576	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.495%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$36.66	$39.04	$38.55	$29.99	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$38.19	$36.66	$39.04	$38.55	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	2,822	2,375	1,500	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.42	$18.40	$18.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$20.02	$16.42	$18.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,651	3,944	3,822	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.74	$16.53	$14.59	$11.18	$10.01	N/A	N/A	N/A	N/A	N/A
End of period	$18.36	$15.74	$16.53	$14.59	$11.18	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,458	24,172	32,113	29,587	25,944	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.96	$10.56	$10.59	$11.08	$10.63	N/A	N/A	N/A	N/A	N/A
End of period	$10.04	$9.96	$10.56	$10.59	$11.08	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,655	11,178	81,003	10,952	5,080	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.23	$16.31	$15.02	$11.47	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.76	$16.23	$16.31	$15.02	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,620	12,885	65,887	49,395	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.20	$11.95	$12.50	$10.48	$9.06	N/A	N/A	N/A	N/A	N/A
End of period	$11.37	$11.20	$11.95	$12.50	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	4,488	4,996	5,044	5,683	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.59	$11.92	$11.88	$10.55	$9.77	N/A	N/A	N/A	N/A	N/A
End of period	$11.87	$11.59	$11.92	$11.88	$10.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	17,106	—	26,105	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.98	$9.29	$11.00	$10.20	$10.27	N/A	N/A	N/A	N/A	N/A
End of period	$8.70	$6.98	$9.29	$11.00	$10.20	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,153	22,673	23,854	20,350	17,101	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$42.44	$40.55	$37.80	$27.61	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$41.99	$42.44	$40.55	$37.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	5,371	5,371	5,371	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.37	$13.78	$13.91	$12.22	$10.98	$11.70	$10.89	$9.03	$12.78	N/A
End of period	$13.93	$13.37	$13.78	$13.91	$12.22	$10.98	$11.70	$10.89	$9.03	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	1,453	10,592	8,719	5,808	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.85	$13.53	$15.35	$12.83	$11.11	$12.95	$12.21	$9.53	$17.42	N/A
End of period	$12.66	$12.85	$13.53	$15.35	$12.83	$11.11	$12.95	$12.21	$9.53	N/A
Accumulation units outstanding at the end of period	6,499	5,990	5,849	5,169	—	1,613	1,613	3,229	3,229	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.17	$13.60	$14.39	$11.81	$10.22	N/A	N/A	N/A	N/A	N/A
End of period	$12.43	$12.17	$13.60	$14.39	$11.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	11,848	35,110	19,673	20,814	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.06	$11.96	$11.83	$9.69	$8.48	$8.73	$8.02	$6.26	$9.95	N/A
End of period	$12.36	$11.06	$11.96	$11.83	$9.69	$8.48	$8.73	$8.02	$6.26	N/A
Accumulation units outstanding at the end of period	—	—	42,261	42,261	—	4,033	16,451	16,385	16,385	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.99	$10.84	$11.27	$8.78	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.89	$9.99	$10.84	$11.27	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	6,719	26,257	6,719	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.76	$13.98	$13.76	$12.24	$11.07	$10.96	N/A	N/A	N/A	N/A
End of period	$14.35	$12.76	$13.98	$13.76	$12.24	$11.07	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	51,007	51,007	51,007	51,007	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.39	$12.13	$11.47	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.98	$11.39	$12.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,133	24,219	16,105	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$25.14	$25.42	$24.48	$25.12	$23.66	$22.60	$21.32	$18.95	$20.29	N/A
End of period	$25.29	$25.14	$25.42	$24.48	$25.12	$23.66	$22.60	$21.32	$18.95	N/A
Accumulation units outstanding at the end of period	2,264	2,192	2,310	2,265	—	—	3,649	5,211	5,211	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.37	$20.48	$18.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$20.56	$18.37	$20.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,861	2,917	2,918	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.25	$16.66	$14.70	$14.52	$11.49	N/A	N/A	N/A	N/A	N/A
End of period	$16.40	$16.25	$16.66	$14.70	$14.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	6,413	5,600	3,748	1,646	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$19.32	$20.01	$20.27	$17.29	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$18.80	$19.32	$20.01	$20.27	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,763	15,204	4,944	3,383	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.46	$27.31	$25.37	$19.67	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$27.80	$24.46	$27.31	$25.37	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	4,833	11,306	2,814	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$40.26	$39.67	$36.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$39.87	$40.26	$39.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,292	4,644	2,387	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.31	$20.52	$19.76	$20.79	$20.36	$18.82	$17.80	$17.42	N/A	N/A
End of period	$20.30	$20.31	$20.52	$19.76	$20.79	$20.36	$18.82	$17.80	N/A	N/A
Accumulation units outstanding at the end of period	—	8,580	40,511	9,120	8,072	7,878	4,194	5,587	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.04	$12.53	$13.43	$13.78	$11.45	$14.13	$11.76	$6.95	$14.13	N/A
End of period	$11.80	$10.04	$12.53	$13.43	$13.78	$11.45	$14.13	$11.76	$6.95	N/A
Accumulation units outstanding at the end of period	—	—	2,312	—	—	—	24,637	—	—	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.97	$14.20	$13.64	$14.24	$13.95	$13.21	$12.67	$12.16	$11.90	N/A
End of period	$14.03	$13.97	$14.20	$13.64	$14.24	$13.95	$13.21	$12.67	$12.16	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.20	$19.03	$17.42	$15.61	$12.89	$14.26	$12.62	$9.78	$19.28	N/A
End of period	$18.12	$17.20	$19.03	$17.42	$15.61	$12.89	$14.26	$12.62	$9.78	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	4,304	4,497	4,672	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.74	$25.46	$20.65	$14.88	$12.74	$11.66	$11.40	$9.56	$12.64	N/A
End of period	$25.33	$26.74	$25.46	$20.65	$14.88	$12.74	$11.66	$11.40	$9.56	N/A
Accumulation units outstanding at the end of period	—	—	948	—	—	1,102	8,884	12,973	13,177	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.79	$13.18	$12.70	$10.42	$9.28	$9.62	$8.43	$6.84	N/A	N/A
End of period	$14.10	$12.79	$13.18	$12.70	$10.42	$9.28	$9.62	$8.43	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	6,447	31,014	43,584	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.64	$17.07	$18.45	$15.42	$13.27	$15.35	$14.59	$11.45	$20.37	N/A
End of period	$16.52	$16.64	$17.07	$18.45	$15.42	$13.27	$15.35	$14.59	$11.45	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	14,691	15,351	15,951	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.94	$17.73	$16.17	$12.46	$10.72	$11.11	$9.63	$7.87	$13.91	N/A
End of period	$18.73	$16.94	$17.73	$16.17	$12.46	$10.72	$11.11	$9.63	$7.87	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$27.17	$35.94	$40.70	$32.96	$32.06	$31.51	$26.86	$22.70	$37.09	N/A
End of period	$34.06	$27.17	$35.94	$40.70	$32.96	$32.06	$31.51	$26.86	$22.70	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	417	5,127	5,651	5,747	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.25	$26.34	$24.48	$18.68	$16.18	$16.78	$13.53	$9.95	$16.19	N/A
End of period	$29.89	$25.25	$26.34	$24.48	$18.68	$16.18	$16.78	$13.53	$9.95	N/A
Accumulation units outstanding at the end of period	—	—	36,512	35,273	35,273	35,273	47,093	12,350	12,833	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.45	$22.82	$22.13	$16.23	$14.21	$15.08	$12.12	$9.66	$15.07	N/A
End of period	$26.60	$21.45	$22.82	$22.13	$16.23	$14.21	$15.08	$12.12	$9.66	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	4,031	4,212	4,376	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.38	$11.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.70	$11.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	10,417	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.05	$18.63	$18.56	$14.92	$12.57	N/A	N/A	N/A	N/A	N/A
End of period	$18.79	$19.05	$18.63	$18.56	$14.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	2,835	30,402	30,570	4,028	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.99	$13.61	$13.38	$14.94	$13.99	$12.71	N/A	N/A	N/A	N/A
End of period	$13.46	$12.99	$13.61	$13.38	$14.94	$13.99	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	4,769	102,949	12,158	53,009	40,851	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.48	$19.70	$19.23	$19.93	$18.72	$18.13	$17.10	$15.04	$15.20	N/A
End of period	$19.72	$19.48	$19.70	$19.23	$19.93	$18.72	$18.13	$17.10	$15.04	N/A
Accumulation units outstanding at the end of period	5,817	5,678	31,722	5,719	28,736	34,560	52,760	30,233	30,568	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.40	$10.69	$10.83	$10.54	$9.92	N/A	N/A	N/A	N/A	N/A
End of period	$11.21	$10.40	$10.69	$10.83	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	5,366	19,129	5,661	5,369	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.69	$19.28	$19.55	$18.34	$15.94	$15.46	N/A	N/A	N/A	N/A
End of period	$20.39	$17.69	$19.28	$19.55	$18.34	$15.94	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,898	6,474	99,856	49,807	46,910	39,609	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.65	$19.94	$17.69	$12.50	$10.92	$10.47	$9.34	$6.68	N/A	N/A
End of period	$20.26	$18.65	$19.94	$17.69	$12.50	$10.92	$10.47	$9.34	N/A	N/A
Accumulation units outstanding at the end of period	—	—	52,562	52,562	52,562	57,362	73,438	25,687	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.79	$17.93	$16.01	$12.43	$11.18	$10.10	N/A	N/A	N/A	N/A
End of period	$20.63	$17.79	$17.93	$16.01	$12.43	$11.18	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,684	6,225	111,956	112,393	56,513	56,513	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$54.03	$49.54	$46.26	$33.86	$28.93	$29.71	$25.83	$18.27	$32.45	N/A
End of period	$53.99	$54.03	$49.54	$46.26	$33.86	$28.93	$29.71	$25.83	$18.27	N/A
Accumulation units outstanding at the end of period	—	6,385	20,698	10,011	10,011	11,025	12,457	4,878	6,912	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$82.20	$78.37	$70.50	$52.43	$46.85	$48.26	$38.31	N/A	N/A	N/A
End of period	$85.90	$82.20	$78.37	$70.50	$52.43	$46.85	$48.26	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	3,878	4,408	903	1,109	1,505	1,293	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.20	$10.33	$10.44	$10.58	$10.49	N/A	N/A	N/A	N/A	N/A
End of period	$10.20	$10.20	$10.33	$10.44	$10.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	5,672	103,538	5,838	5,299	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$24.16	$24.99	$22.40	$16.58	$14.10	$14.62	N/A	N/A	N/A	N/A
End of period	$26.39	$24.16	$24.99	$22.40	$16.58	$14.10	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	8,254	66,595	47,357	44,431	39,103	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$38.67	$39.62	$36.61	$31.14	$28.71	$28.22	$25.85	$21.92	N/A	N/A
End of period	$42.22	$38.67	$39.62	$36.61	$31.14	$28.71	$28.22	$25.85	N/A	N/A
Accumulation units outstanding at the end of period	—	—	7,053	—	—	2,008	5,299	8,716	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.84	$12.01	$12.19	$12.38	$12.57	$12.75	$12.95	$13.12	$13.03	N/A
End of period	$11.66	$11.84	$12.01	$12.19	$12.38	$12.57	$12.75	$12.95	$13.12	N/A
Accumulation units outstanding at the end of period	—	—	7,793	—	—	—	—	—	4,326	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.50%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.77	$17.34	$17.32	$16.06	$14.69	$15.77	$13.82	N/A	N/A	N/A
End of period	$17.06	$16.77	$17.34	$17.32	$16.06	$14.69	$15.77	N/A	N/A	N/A
Accumulation units outstanding at the end of period	115,940	147,900	215,907	308,415	421,474	502,417	453,554	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.26	$11.74	$11.35	$9.29	$8.23	$8.62	$7.77	$6.29	$10.50	N/A
End of period	$11.99	$11.26	$11.74	$11.35	$9.29	$8.23	$8.62	$7.77	$6.29	N/A
Accumulation units outstanding at the end of period	154,167	269,184	272,170	339,780	330,532	314,412	292,443	287,338	217,458	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.52	$12.94	$12.47	$10.81	$9.69	$9.76	$8.92	$7.63	$10.55	N/A
End of period	$13.23	$12.52	$12.94	$12.47	$10.81	$9.69	$9.76	$8.92	$7.63	N/A
Accumulation units outstanding at the end of period	290,102	333,830	439,081	518,357	628,692	636,861	682,101	356,864	351,582	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.11	$12.54	$12.12	$10.02	$8.91	$9.12	$8.18	$6.76	$10.52	N/A
End of period	$12.82	$12.11	$12.54	$12.12	$10.02	$8.91	$9.12	$8.18	$6.76	N/A
Accumulation units outstanding at the end of period	362,570	336,904	361,333	396,090	408,744	422,505	466,960	448,111	427,062	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.03	$16.65	$16.53	$14.74	$13.46	$14.02	$12.59	N/A	N/A	N/A
End of period	$16.75	$16.03	$16.65	$16.53	$14.74	$13.46	$14.02	N/A	N/A	N/A
Accumulation units outstanding at the end of period	108,977	122,159	199,436	196,412	169,475	132,998	157,164	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.41	$17.05	$16.98	$15.33	$13.98	$14.75	$13.09	N/A	N/A	N/A
End of period	$17.01	$16.41	$17.05	$16.98	$15.33	$13.98	$14.75	N/A	N/A	N/A
Accumulation units outstanding at the end of period	263,117	354,952	423,688	447,655	553,197	530,534	620,127	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.41	$17.01	$16.95	$15.59	$14.27	$15.19	$13.42	N/A	N/A	N/A
End of period	$16.83	$16.41	$17.01	$16.95	$15.59	$14.27	$15.19	N/A	N/A	N/A
Accumulation units outstanding at the end of period	337,458	459,421	741,043	788,233	940,583	931,746	739,129	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$36.63	$39.00	$38.52	$29.97	$26.72	$27.77	$20.78	$15.57	$25.61	$23.19
End of period	$38.16	$36.63	$39.00	$38.52	$29.97	$26.72	$27.77	$20.78	$15.57	$25.61
Accumulation units outstanding at the end of period	136,513	181,069	210,167	270,857	261,225	337,668	356,698	287,632	255,438	204,631

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.41	$18.39	$18.64	$14.08	$12.15	$12.68	$10.15	$7.71	$11.71	$12.66
End of period	$20.01	$16.41	$18.39	$18.64	$14.08	$12.15	$12.68	$10.15	$7.71	$11.71
Accumulation units outstanding at the end of period	179,435	178,751	224,942	229,357	211,746	274,724	301,150	284,309	271,021	201,433

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.83	$12.03	$11.71	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.51	$11.83	$12.03	$11.71	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	358,685	294,503	307,892	231,974	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.74	$16.53	$14.59	$11.18	$10.01	$10.29	N/A	N/A	N/A	N/A
End of period	$18.35	$15.74	$16.53	$14.59	$11.18	$10.01	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	355,403	265,528	379,656	243,873	96,497	133,767	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.96	$10.56	$10.59	$11.08	$10.63	$10.35	N/A	N/A	N/A	N/A
End of period	$10.04	$9.96	$10.56	$10.59	$11.08	$10.63	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	124,646	126,281	183,229	197,050	295,058	338,916	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.66	$12.86	$12.82	$10.18	$8.76	$11.04	N/A	N/A	N/A	N/A
End of period	$12.69	$12.66	$12.86	$12.82	$10.18	$8.76	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	70,820	156,104	88,785	79,740	108,854	102,824	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.47	$12.62	$12.31	$10.34	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.21	$12.47	$12.62	$12.31	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	338,622	307,893	179,558	177,220	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.22	$16.30	$15.02	$11.47	$9.96	$10.35	N/A	N/A	N/A	N/A
End of period	$17.75	$16.22	$16.30	$15.02	$11.47	$9.96	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	264,175	251,472	317,455	231,506	184,799	182,828	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.19	$11.94	$12.50	$10.48	$9.06	$10.74	N/A	N/A	N/A	N/A
End of period	$11.37	$11.19	$11.94	$12.50	$10.48	$9.06	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	158,851	192,792	222,569	183,610	163,905	151,992	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.30	$10.84	$11.99	$10.98	$9.50	$11.25	N/A	N/A	N/A	N/A
End of period	$10.65	$10.30	$10.84	$11.99	$10.98	$9.50	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	251,156	275,335	286,732	317,939	261,372	222,934	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,772	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.59	$11.92	$11.88	$10.55	$9.77	$10.32	N/A	N/A	N/A	N/A
End of period	$11.87	$11.59	$11.92	$11.88	$10.55	$9.77	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	459,540	509,952	681,243	695,239	624,660	348,058	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.98	$9.29	$11.00	$10.19	$10.27	$11.25	$9.72	$6.58	$13.70	N/A
End of period	$8.70	$6.98	$9.29	$11.00	$10.19	$10.27	$11.25	$9.72	$6.58	N/A
Accumulation units outstanding at the end of period	810,190	775,150	834,845	908,166	1,115,265	1,296,976	1,392,025	1,640,139	1,322,585	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$42.40	$40.51	$37.77	$27.58	$25.31	$25.51	$22.98	$17.30	$29.71	$27.48
End of period	$41.95	$42.40	$40.51	$37.77	$27.58	$25.31	$25.51	$22.98	$17.30	$29.71
Accumulation units outstanding at the end of period	178,421	171,773	125,606	140,184	166,978	212,096	233,648	244,869	217,658	102,054

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.49	$15.56	$14.71	$12.10	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$13.85	$12.49	$15.56	$14.71	$12.10	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	128,522	125,200	157,669	98,391	64,706	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.36	$13.77	$13.91	$12.22	$10.97	$11.69	$10.89	$9.02	$12.77	$12.01
End of period	$13.92	$13.36	$13.77	$13.91	$12.22	$10.97	$11.69	$10.89	$9.02	$12.77
Accumulation units outstanding at the end of period	283,773	337,339	370,783	399,562	417,604	506,630	583,729	719,466	755,600	532,696

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.84	$13.52	$15.34	$12.82	$11.11	$12.94	$12.21	$9.52	$17.41	$15.79
End of period	$12.65	$12.84	$13.52	$15.34	$12.82	$11.11	$12.94	$12.21	$9.52	$17.41
Accumulation units outstanding at the end of period	348,567	420,966	444,744	476,890	533,230	637,923	715,293	783,052	1,009,687	1,015,345

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$25.25	$26.18	$24.20	$18.17	$16.22	$16.61	$15.07	$11.43	$19.04	$19.21
End of period	$28.36	$25.25	$26.18	$24.20	$18.17	$16.22	$16.61	$15.07	$11.43	$19.04
Accumulation units outstanding at the end of period	93,178	101,817	84,773	105,483	98,705	114,336	120,214	171,910	135,812	185,089

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	155,624	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.17	$13.60	$14.38	$11.81	$10.22	$11.22	$10.37	N/A	N/A	N/A
End of period	$12.43	$12.17	$13.60	$14.38	$11.81	$10.22	$11.22	N/A	N/A	N/A
Accumulation units outstanding at the end of period	512,488	740,602	1,039,943	1,180,016	1,194,446	1,212,262	958,393	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.05	$11.96	$11.82	$9.68	$8.48	$8.72	$8.02	$6.26	$9.95	N/A
End of period	$12.35	$11.05	$11.96	$11.82	$9.68	$8.48	$8.72	$8.02	$6.26	N/A
Accumulation units outstanding at the end of period	1,835,059	2,134,527	2,529,511	2,232,755	2,434,973	2,761,000	3,187,378	3,639,113	4,238,625	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.99	$10.84	$11.27	$8.77	$7.30	$7.89	$7.48	$5.80	$9.92	N/A
End of period	$10.88	$9.99	$10.84	$11.27	$8.77	$7.30	$7.89	$7.48	$5.80	N/A
Accumulation units outstanding at the end of period	212,167	225,025	311,463	309,116	196,564	212,617	216,989	246,751	235,793	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.03	$11.68	$11.91	$11.67	$10.05	N/A	N/A	N/A	N/A	N/A
End of period	$11.28	$11.03	$11.68	$11.91	$11.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	124,815	154,200	242,450	288,663	158,116	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.76	$13.98	$13.75	$12.24	$11.07	$10.96	$9.88	$7.55	$10.90	$10.87
End of period	$14.34	$12.76	$13.98	$13.75	$12.24	$11.07	$10.96	$9.88	$7.55	$10.90
Accumulation units outstanding at the end of period	610,273	749,753	1,070,646	1,009,274	1,064,490	1,150,376	1,222,442	1,185,276	1,021,773	832,281

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.06	$9.84	$11.02	$8.45	$6.74	$7.99	$6.73	$4.48	$9.86	N/A
End of period	$9.79	$10.06	$9.84	$11.02	$8.45	$6.74	$7.99	$6.73	$4.48	N/A
Accumulation units outstanding at the end of period	222,825	309,739	246,825	256,857	210,459	249,644	249,785	284,963	121,468	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.39	$12.12	$11.47	$9.08	$8.11	$8.28	$7.54	$6.04	$9.88	N/A
End of period	$12.98	$11.39	$12.12	$11.47	$9.08	$8.11	$8.28	$7.54	$6.04	N/A
Accumulation units outstanding at the end of period	261,155	305,548	363,780	387,096	371,817	404,542	403,881	363,321	331,617	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$25.12	$25.40	$24.46	$25.10	$23.64	$22.58	$21.30	$18.94	$20.28	$19.24
End of period	$25.26	$25.12	$25.40	$24.46	$25.10	$23.64	$22.58	$21.30	$18.94	$20.28
Accumulation units outstanding at the end of period	265,505	322,734	392,016	358,964	422,619	443,864	576,713	621,084	677,438	792,927

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.89	$12.61	$13.47	$14.83	$12.54	$13.36	$11.68	$9.65	N/A	N/A
End of period	$11.70	$10.89	$12.61	$13.47	$14.83	$12.54	$13.36	$11.68	N/A	N/A
Accumulation units outstanding at the end of period	62,598	77,645	111,591	132,971	219,876	299,785	389,488	226,803	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.36	$20.47	$18.37	$14.05	$12.08	$13.13	$10.71	$8.20	$13.02	$12.86
End of period	$20.55	$18.36	$20.47	$18.37	$14.05	$12.08	$13.13	$10.71	$8.20	$13.02
Accumulation units outstanding at the end of period	174,217	204,364	270,429	302,104	306,885	389,304	411,062	365,050	359,574	308,600

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.88	$13.31	$11.86	$8.97	$7.61	$8.65	$8.08	$6.57	$10.70	N/A
End of period	$13.70	$12.88	$13.31	$11.86	$8.97	$7.61	$8.65	$8.08	$6.57	N/A
Accumulation units outstanding at the end of period	102,602	146,980	178,975	151,583	122,168	124,671	149,962	161,761	132,084	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.35	$7.85	$7.16	$7.44	$6.12	$8.61	$7.47	$4.16	N/A	N/A
End of period	$6.99	$7.35	$7.85	$7.16	$7.44	$6.12	$8.61	$7.47	N/A	N/A
Accumulation units outstanding at the end of period	281,564	240,628	296,848	398,386	445,775	581,270	642,627	741,548	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.24	$16.65	$14.69	$14.51	$11.48	$12.43	$10.77	$8.25	$13.03	$15.56
End of period	$16.39	$16.24	$16.65	$14.69	$14.51	$11.48	$12.43	$10.77	$8.25	$13.03
Accumulation units outstanding at the end of period	452,139	496,803	647,642	610,739	623,571	611,574	617,969	621,387	692,980	612,740

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$19.30	$20.00	$20.25	$17.28	$15.15	$16.52	$14.93	$11.06	$19.01	$17.58
End of period	$18.79	$19.30	$20.00	$20.25	$17.28	$15.15	$16.52	$14.93	$11.06	$19.01
Accumulation units outstanding at the end of period	249,805	295,060	301,009	311,946	302,459	324,504	383,437	368,899	388,479	378,166

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.44	$27.29	$25.35	$19.66	$18.52	$19.93	$16.44	$11.95	$19.88	$20.72
End of period	$27.78	$24.44	$27.29	$25.35	$19.66	$18.52	$19.93	$16.44	$11.95	$19.88
Accumulation units outstanding at the end of period	91,845	94,020	131,019	131,671	173,917	206,800	265,000	298,999	356,596	404,251

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.58	$25.40	$23.88	$17.35	$14.97	$15.41	$12.39	$9.33	$15.72	$14.33
End of period	$27.00	$24.58	$25.40	$23.88	$17.35	$14.97	$15.41	$12.39	$9.33	$15.72
Accumulation units outstanding at the end of period	184,686	199,438	164,883	198,591	143,701	153,505	188,605	182,668	160,173	182,430

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$40.22	$39.64	$36.19	$25.86	$22.59	$24.36	$19.69	$13.98	$25.55	$24.02
End of period	$39.83	$40.22	$39.64	$36.19	$25.86	$22.59	$24.36	$19.69	$13.98	$25.55
Accumulation units outstanding at the end of period	94,401	137,489	118,600	112,792	96,432	111,349	125,354	123,122	91,479	88,911

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.29	$20.50	$19.75	$20.77	$20.35	$18.81	$17.78	$17.41	$16.59	$15.83
End of period	$20.28	$20.29	$20.50	$19.75	$20.77	$20.35	$18.81	$17.78	$17.41	$16.59
Accumulation units outstanding at the end of period	250,459	318,173	345,404	357,974	488,361	605,961	673,815	545,904	948,940	410,383

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.04	$12.53	$13.42	$13.78	$11.45	$14.13	$11.76	$6.95	$14.13	$10.88
End of period	$11.79	$10.04	$12.53	$13.42	$13.78	$11.45	$14.13	$11.76	$6.95	$14.13
Accumulation units outstanding at the end of period	335,915	408,956	528,098	592,367	760,508	1,001,781	1,381,721	1,305,789	1,150,948	800,421

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.36	$12.83	$12.03	$9.57	$8.37	$8.68	$7.57	$6.17	$9.82	N/A
End of period	$13.64	$12.36	$12.83	$12.03	$9.57	$8.37	$8.68	$7.57	$6.17	N/A
Accumulation units outstanding at the end of period	518,912	599,045	573,013	555,734	617,387	689,544	749,982	894,309	857,149	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.96	$14.19	$13.64	$14.23	$13.94	$13.21	$12.66	$12.16	$11.90	$11.35
End of period	$14.02	$13.96	$14.19	$13.64	$14.23	$13.94	$13.21	$12.66	$12.16	$11.90
Accumulation units outstanding at the end of period	439,963	510,598	585,067	591,301	731,910	864,210	938,853	1,170,310	1,187,071	1,311,028

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.83	$7.74	$7.45	$6.25	$5.27	$5.52	$4.58	$3.70	$6.22	$6.06
End of period	$9.54	$7.83	$7.74	$7.45	$6.25	$5.27	$5.52	$4.58	$3.70	$6.22
Accumulation units outstanding at the end of period	98,183	133,279	154,205	198,360	323,090	223,729	255,483	275,600	405,215	501,754

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.97	$22.02	$20.17	$14.51	$11.93	$11.37	$9.40	$7.17	$10.59	$11.67
End of period	$24.02	$22.97	$22.02	$20.17	$14.51	$11.93	$11.37	$9.40	$7.17	$10.59
Accumulation units outstanding at the end of period	230,350	329,663	270,352	263,760	209,117	172,799	174,714	84,221	125,138	56,290

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.61	$14.93	$13.80	$10.73	$9.79	$8.43	$6.86	$6.01	$11.30	$11.36
End of period	$16.67	$14.61	$14.93	$13.80	$10.73	$9.79	$8.43	$6.86	$6.01	$11.30
Accumulation units outstanding at the end of period	841,594	1,040,212	1,240,369	1,412,064	1,538,136	1,857,817	2,299,245	2,775,335	3,468,572	4,836,688

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.82	$9.37	$9.88	$10.46	$9.03	N/A	N/A	N/A	N/A	N/A
End of period	$8.48	$7.82	$9.37	$9.88	$10.46	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	237,144	181,781	161,247	186,208	115,218	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.88	$14.37	$15.10	$11.74	$10.97	$12.02	$11.94	$8.60	N/A	N/A
End of period	$13.42	$13.88	$14.37	$15.10	$11.74	$10.97	$12.02	$11.94	N/A	N/A
Accumulation units outstanding at the end of period	90,168	149,774	72,152	40,087	14,068	13,963	11,391	55,526	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.61	$11.92	$10.70	$8.15	$6.56	$7.64	$6.84	$5.85	$12.03	$14.78
End of period	$14.19	$11.61	$11.92	$10.70	$8.15	$6.56	$7.64	$6.84	$5.85	$12.03
Accumulation units outstanding at the end of period	442,167	453,381	414,492	410,711	406,064	366,894	440,150	493,996	427,171	204,839

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.19	$19.02	$17.41	$15.60	$12.89	$14.26	$12.62	$9.77	$19.27	$17.61
End of period	$18.11	$17.19	$19.02	$17.41	$15.60	$12.89	$14.26	$12.62	$9.77	$19.27
Accumulation units outstanding at the end of period	803,900	928,124	1,152,772	1,277,457	1,412,104	1,654,340	1,880,092	2,508,337	3,218,649	4,204,001

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.72	$25.45	$20.64	$14.87	$12.74	$11.66	$11.39	$9.56	$12.64	$11.93
End of period	$25.32	$26.72	$25.45	$20.64	$14.87	$12.74	$11.66	$11.39	$9.56	$12.64
Accumulation units outstanding at the end of period	522,388	715,394	680,556	593,904	403,834	436,440	376,953	347,824	396,355	322,347

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.78	$13.17	$12.70	$10.42	$9.28	$9.62	$8.43	$6.84	$9.90	N/A
End of period	$14.09	$12.78	$13.17	$12.70	$10.42	$9.28	$9.62	$8.43	$6.84	N/A
Accumulation units outstanding at the end of period	143,852	178,672	208,059	256,177	230,079	473,019	309,723	299,856	392,039	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.62	$17.06	$18.44	$15.42	$13.26	$15.34	$14.58	$11.45	$20.36	$18.73
End of period	$16.51	$16.62	$17.06	$18.44	$15.42	$13.26	$15.34	$14.58	$11.45	$20.36
Accumulation units outstanding at the end of period	628,731	687,739	727,054	666,447	771,481	844,531	1,041,586	1,278,425	1,409,230	1,614,953

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.93	$17.72	$16.16	$12.46	$10.71	$11.11	$9.63	$7.87	$13.91	$13.92
End of period	$18.71	$16.93	$17.72	$16.16	$12.46	$10.71	$11.11	$9.63	$7.87	$13.91
Accumulation units outstanding at the end of period	6,950,488	8,296,687	8,732,742	9,367,815	10,379,210	11,899,244	14,087,685	17,236,013	20,789,131	23,711,605

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.56	$21.58	$18.49	$13.30	$11.29	$11.23	$9.73	$7.37	$12.78	$10.90
End of period	$22.93	$21.56	$21.58	$18.49	$13.30	$11.29	$11.23	$9.73	$7.37	$12.78
Accumulation units outstanding at the end of period	256,206	287,752	324,961	306,889	340,749	309,257	313,352	332,875	377,443	430,691

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$27.16	$35.92	$40.68	$32.94	$32.05	$31.50	$26.85	$22.70	$37.08	$27.82
End of period	$34.04	$27.16	$35.92	$40.68	$32.94	$32.05	$31.50	$26.85	$22.70	$37.08
Accumulation units outstanding at the end of period	312,991	352,734	347,572	385,877	456,420	582,517	524,382	656,450	613,217	596,312

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.19	$15.66	$15.40	$13.88	$12.58	$13.01	$11.70	$9.57	N/A	N/A
End of period	$17.49	$16.19	$15.66	$15.40	$13.88	$12.58	$13.01	$11.70	N/A	N/A
Accumulation units outstanding at the end of period	60,163	63,042	36,263	31,483	17,219	22,829	32,243	26,212	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.16	$15.68	$15.13	$10.93	$9.95	$9.63	$8.38	$7.16	$10.81	$10.20
End of period	$14.34	$14.16	$15.68	$15.13	$10.93	$9.95	$9.63	$8.38	$7.16	$10.81
Accumulation units outstanding at the end of period	1,653,534	1,953,508	939,982	1,148,111	64,239	87,110	72,998	107,531	166,382	107,720

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.24	$26.33	$24.46	$18.67	$16.17	$16.77	$13.53	$9.95	$16.18	$15.29
End of period	$29.87	$25.24	$26.33	$24.46	$18.67	$16.17	$16.77	$13.53	$9.95	$16.18
Accumulation units outstanding at the end of period	465,398	481,799	514,191	622,925	637,427	757,938	972,661	1,218,913	1,422,708	1,595,356

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.69	$17.80	$15.98	$12.33	$10.85	$10.85	$9.62	$7.76	$12.62	$12.22
End of period	$19.41	$17.69	$17.80	$15.98	$12.33	$10.85	$10.85	$9.62	$7.76	$12.62
Accumulation units outstanding at the end of period	1,464,335	1,621,419	1,951,180	2,128,919	1,571,568	1,698,509	2,062,628	2,454,377	2,480,878	2,806,928

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.09	$16.13	$15.82	$11.73	$10.46	$11.51	$9.67	$6.08	$8.84	N/A
End of period	$19.98	$15.09	$16.13	$15.82	$11.73	$10.46	$11.51	$9.67	$6.08	N/A
Accumulation units outstanding at the end of period	298,662	242,173	301,024	269,732	286,233	376,572	512,264	453,297	319,062	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.44	$22.80	$22.12	$16.22	$14.21	$15.08	$12.12	$9.66	$15.06	$15.62
End of period	$26.59	$21.44	$22.80	$22.12	$16.22	$14.21	$15.08	$12.12	$9.66	$15.06
Accumulation units outstanding at the end of period	812,716	915,622	1,085,788	1,257,574	700,703	767,583	975,463	1,273,936	1,129,726	1,270,842

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.37	$11.06	$9.31	$7.49	$6.83	$6.96	$6.30	$3.90	$7.00	$6.21
End of period	$12.69	$11.37	$11.06	$9.31	$7.49	$6.83	$6.96	$6.30	$3.90	$7.00
Accumulation units outstanding at the end of period	527,483	665,729	659,326	659,363	673,901	761,881	840,807	974,550	453,714	549,858

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.91	$12.64	$12.88	$9.49	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.79	$11.91	$12.64	$12.88	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,190	13,876	13,544	28,506	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.32	$10.61	$10.27	$10.43	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.77	$10.32	$10.61	$10.27	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	189,211	150,550	187,906	43,127	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.04	$18.62	$18.55	$14.91	$12.56	$13.89	$12.22	$8.90	$15.27	$14.58
End of period	$18.78	$19.04	$18.62	$18.55	$14.91	$12.56	$13.89	$12.22	$8.90	$15.27
Accumulation units outstanding at the end of period	451,140	378,985	407,435	441,837	442,859	470,801	511,866	557,884	588,611	685,880

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.54	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.05	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	50,582	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.99	$13.61	$13.37	$14.94	$13.98	$12.71	$11.97	$10.37	$10.93	N/A
End of period	$13.46	$12.99	$13.61	$13.37	$14.94	$13.98	$12.71	$11.97	$10.37	N/A
Accumulation units outstanding at the end of period	607,272	686,195	878,127	1,043,206	1,763,147	1,867,422	1,572,114	1,590,200	1,503,565	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.47	$19.68	$19.22	$19.92	$18.71	$18.12	$17.10	$15.03	$15.20	$14.25
End of period	$19.70	$19.47	$19.68	$19.22	$19.92	$18.71	$18.12	$17.10	$15.03	$15.20
Accumulation units outstanding at the end of period	1,048,283	1,235,399	1,564,971	1,961,139	2,477,274	2,439,113	2,932,759	2,990,906	2,579,397	1,956,300

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.40	$10.69	$10.83	$10.54	$9.92	N/A	N/A	N/A	N/A	N/A
End of period	$11.21	$10.40	$10.69	$10.83	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	652,170	439,770	582,602	714,247	130,174	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.68	$19.28	$19.54	$18.34	$15.94	$15.46	$13.57	$9.42	$13.81	$14.17
End of period	$20.39	$17.68	$19.28	$19.54	$18.34	$15.94	$15.46	$13.57	$9.42	$13.81
Accumulation units outstanding at the end of period	524,170	606,192	756,328	820,855	885,480	785,116	811,175	941,025	618,235	866,607

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.97	$16.53	$15.19	$10.93	$9.53	$10.45	$8.18	$5.64	N/A	N/A
End of period	$18.79	$14.97	$16.53	$15.19	$10.93	$9.53	$10.45	$8.18	N/A	N/A
Accumulation units outstanding at the end of period	157,645	94,151	113,490	207,862	78,700	122,432	120,109	22,228	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.86	$15.63	$14.99	$11.08	$9.39	$10.37	$8.24	$6.24	N/A	N/A
End of period	$19.11	$14.86	$15.63	$14.99	$11.08	$9.39	$10.37	$8.24	N/A	N/A
Accumulation units outstanding at the end of period	209,038	110,415	90,728	131,365	86,310	63,282	79,913	39,166	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.5	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	63,493	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$26.36	$29.31	$26.44	$19.14	$16.80	$18.00	$15.56	$10.92	$21.01	$22.60
End of period	$31.58	$26.36	$29.31	$26.44	$19.14	$16.80	$18.00	$15.56	$10.92	$21.01
Accumulation units outstanding at the end of period	45,533	39,807	67,390	60,952	57,938	63,948	116,353	132,509	120,556	129,378

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.34	$14.62	$14.75	$10.57	$8.23	$10.19	$8.19	$5.92	N/A	N/A
End of period	$15.29	$14.34	$14.62	$14.75	$10.57	$8.23	$10.19	$8.19	N/A	N/A
Accumulation units outstanding at the end of period	97,204	124,399	155,048	187,466	224,119	306,582	270,227	212,092	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.64	$19.93	$17.68	$12.50	$10.92	$10.47	$9.34	$6.68	$9.92	N/A
End of period	$20.26	$18.64	$19.93	$17.68	$12.50	$10.92	$10.47	$9.34	$6.68	N/A
Accumulation units outstanding at the end of period	2,144,780	2,552,915	1,638,124	1,651,347	1,372,122	1,648,623	1,795,131	2,105,906	2,167,969	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.69	$20.76	$19.14	$13.60	$11.83	$10.87	$9.80	$6.90	$9.91	N/A
End of period	$21.54	$20.69	$20.76	$19.14	$13.60	$11.83	$10.87	$9.80	$6.90	N/A
Accumulation units outstanding at the end of period	275,673	335,495	319,892	306,885	283,785	212,109	210,573	318,999	218,965	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.78	$17.93	$16.01	$12.42	$11.18	$10.09	$8.67	$7.13	$9.76	N/A
End of period	$20.62	$17.78	$17.93	$16.01	$12.42	$11.18	$10.09	$8.67	$7.13	N/A
Accumulation units outstanding at the end of period	1,162,221	1,111,554	1,338,517	1,407,652	564,365	577,431	389,612	285,677	254,779	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.77	$22.12	$19.02	$12.88	$11.46	$10.92	$9.69	$6.26	$9.92	N/A
End of period	$19.47	$18.77	$22.12	$19.02	$12.88	$11.46	$10.92	$9.69	$6.26	N/A
Accumulation units outstanding at the end of period	254,781	310,558	335,711	315,468	182,338	270,920	215,631	346,783	214,566	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$20.12	$20.47	$19.50	$15.74	$13.79	$14.71	$12.75	$9.88	$16.48	$15.32
End of period	$21.01	$20.12	$20.47	$19.50	$15.74	$13.79	$14.71	$12.75	$9.88	$16.48
Accumulation units outstanding at the end of period	523,140	637,042	711,701	854,571	1,013,121	1,223,089	1,446,664	1,740,071	1,954,348	2,431,231

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.17	$13.58	$13.37	$12.98	$12.12	$11.93	$11.14	$9.96	$11.72	$11.20
End of period	$13.63	$13.17	$13.58	$13.37	$12.98	$12.12	$11.93	$11.14	$9.96	$11.72
Accumulation units outstanding at the end of period	707,484	658,964	762,461	827,558	1,070,627	1,057,919	873,941	963,615	1,205,598	474,569

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$20.12	$20.46	$19.66	$16.28	$14.33	$15.02	$13.13	$10.41	$16.34	$15.26
End of period	$20.99	$20.12	$20.46	$19.66	$16.28	$14.33	$15.02	$13.13	$10.41	$16.34
Accumulation units outstanding at the end of period	1,513,893	1,887,338	2,250,510	2,426,503	2,643,544	3,104,076	3,551,224	4,150,065	4,187,228	4,861,321

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.68	$15.07	$14.72	$13.53	$12.38	$12.46	$11.37	$9.73	$12.54	$11.81
End of period	$15.27	$14.68	$15.07	$14.72	$13.53	$12.38	$12.46	$11.37	$9.73	$12.54
Accumulation units outstanding at the end of period	945,334	1,082,755	1,245,020	1,412,741	1,706,579	2,195,860	2,379,494	2,476,617	2,161,842	1,451,823

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.82	$19.25	$18.70	$16.38	$14.62	$15.03	$13.48	$11.09	$15.52	$14.51
End of period	$19.57	$18.82	$19.25	$18.70	$16.38	$14.62	$15.03	$13.48	$11.09	$15.52
Accumulation units outstanding at the end of period	1,897,862	2,200,735	2,666,432	2,838,953	3,102,208	3,260,595	3,600,834	4,297,514	4,099,136	4,317,116

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.95	$11.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.55	$9.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	76,516	109,750	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.88	$18.57	$16.27	$10.89	$9.07	$9.73	$8.98	$6.38	$10.06	N/A
End of period	$18.73	$16.88	$18.57	$16.27	$10.89	$9.07	$9.73	$8.98	$6.38	N/A
Accumulation units outstanding at the end of period	204,550	221,364	260,449	268,528	200,202	240,235	196,391	309,342	297,556	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$53.98	$49.50	$46.22	$33.84	$28.90	$29.69	$25.81	$18.26	$32.43	$29.90
End of period	$53.93	$53.98	$49.50	$46.22	$33.84	$28.90	$29.69	$25.81	$18.26	$32.43
Accumulation units outstanding at the end of period	366,371	439,192	430,296	463,089	543,087	571,834	602,471	671,878	613,540	559,920

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$82.12	$78.30	$70.44	$52.39	$46.82	$48.23	$38.29	$26.47	$45.27	$39.21
End of period	$85.82	$82.12	$78.30	$70.44	$52.39	$46.82	$48.23	$38.29	$26.47	$45.27
Accumulation units outstanding at the end of period	229,055	265,807	274,714	303,737	326,867	399,337	445,864	473,371	446,328	391,195

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.20	$10.32	$10.43	$10.58	$10.48	$10.50	$10.35	$9.76	$10.54	$10.21
End of period	$10.19	$10.20	$10.32	$10.43	$10.58	$10.48	$10.50	$10.35	$9.76	$10.54
Accumulation units outstanding at the end of period	402,903	470,279	602,495	747,193	795,438	797,464	758,162	443,679	373,917	210,446

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$24.15	$24.97	$22.39	$16.57	$14.10	$14.61	$12.80	$9.48	$16.16	$16.27
End of period	$26.37	$24.15	$24.97	$22.39	$16.57	$14.10	$14.61	$12.80	$9.48	$16.16
Accumulation units outstanding at the end of period	428,619	474,804	565,275	584,480	558,186	607,556	693,530	855,174	860,231	939,434

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$38.63	$39.58	$36.57	$31.11	$28.69	$28.20	$25.83	$21.91	$28.05	$26.49
End of period	$42.18	$38.63	$39.58	$36.57	$31.11	$28.69	$28.20	$25.83	$21.91	$28.05
Accumulation units outstanding at the end of period	452,840	519,104	556,805	607,183	691,490	718,778	819,637	884,011	948,396	738,848

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.82	$12.00	$12.18	$12.37	$12.56	$12.74	$12.94	$13.11	$13.03	$12.62
End of period	$11.65	$11.82	$12.00	$12.18	$12.37	$12.56	$12.74	$12.94	$13.11	$13.03
Accumulation units outstanding at the end of period	676,776	941,395	932,689	1,394,531	1,695,556	1,638,069	1,409,500	2,040,404	3,931,058	2,294,061

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.69	$31.11	$28.37	$21.98	$19.17	$19.87	$17.74	$14.53	$22.12	$20.83
End of period	$33.18	$29.69	$31.11	$28.37	$21.98	$19.17	$19.87	$17.74	$14.53	$22.12
Accumulation units outstanding at the end of period	197,522	233,350	275,658	324,363	353,018	417,447	448,598	475,557	459,910	424,912

Accumulation Unit Values
Contract with Endorsements - 1.52%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.75	$17.32	$17.30	$16.04	$14.68	$15.76	N/A	N/A	N/A	N/A
End of period	$17.03	$16.75	$17.32	$17.30	$16.04	$14.68	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	17,376	17,784	18,548	18,455	17,809	17,354	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.39	$16.99	$16.93	$15.58	$14.27	$15.19	N/A	N/A	N/A	N/A
End of period	$16.80	$16.39	$16.99	$16.93	$15.58	$14.27	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,063	7,281	7,581	7,564	7,338	7,968	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.72	$16.51	$14.58	$11.18	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$18.32	$15.72	$16.51	$14.58	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	38,680	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.97	$9.27	$10.98	$10.18	$10.26	$11.24	$9.72	N/A	N/A	N/A
End of period	$8.68	$6.97	$9.27	$10.98	$10.18	$10.26	$11.24	N/A	N/A	N/A
Accumulation units outstanding at the end of period	21,065	23,739	17,757	17,082	15,832	15,710	11,268	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$42.22	$40.35	$37.63	$27.48	$25.23	$25.42	$22.91	$17.25	N/A	N/A
End of period	$41.77	$42.22	$40.35	$37.63	$27.48	$25.23	$25.42	$22.91	N/A	N/A
Accumulation units outstanding at the end of period	3,425	2,165	2,440	2,806	3,134	3,210	—	1,765	N/A	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.32	$13.73	$13.87	$12.18	$10.94	$11.67	$10.87	$9.01	$12.75	N/A
End of period	$13.87	$13.32	$13.73	$13.87	$12.18	$10.94	$11.67	$10.87	$9.01	N/A
Accumulation units outstanding at the end of period	—	—	—	—	10,424	10,945	11,061	11,222	—	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.80	$13.47	$15.29	$12.78	$11.07	$12.90	$12.18	$9.50	$17.38	N/A
End of period	$12.61	$12.80	$13.47	$15.29	$12.78	$11.07	$12.90	$12.18	$9.50	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	3,267	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.15	$13.58	$14.37	$11.80	$10.22	$11.21	N/A	N/A	N/A	N/A
End of period	$12.41	$12.15	$13.58	$14.37	$11.80	$10.22	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,910	9,889	9,598	9,383	10,014	10,220	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.97	$10.82	$11.25	$8.76	$7.29	N/A	N/A	N/A	N/A	N/A
End of period	$10.86	$9.97	$10.82	$11.25	$8.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,423	11,171	11,199	11,162	12,732	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$25.01	$25.30	$24.37	$25.01	$23.56	$22.51	$21.24	N/A	N/A	N/A
End of period	$25.15	$25.01	$25.30	$24.37	$25.01	$23.56	$22.51	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	3,056	3,208	3,243	N/A	N/A	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.87	$12.59	$13.45	$14.82	$12.53	$13.35	$11.68	N/A	N/A	N/A
End of period	$11.68	$10.87	$12.59	$13.45	$14.82	$12.53	$13.35	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,830	3,051	2,769	2,705	2,158	3,082	374	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.32	$20.43	$18.34	$14.03	$12.07	$13.11	$10.70	$8.19	$13.01	N/A
End of period	$20.50	$18.32	$20.43	$18.34	$14.03	$12.07	$13.11	$10.70	$8.19	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.33	$7.84	$7.15	$7.43	$6.11	$8.60	N/A	N/A	N/A	N/A
End of period	$6.98	$7.33	$7.84	$7.15	$7.43	$6.11	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,622	7,970	8,451	9,179	8,322	8,099	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.21	$16.62	$14.67	$14.49	$11.47	N/A	N/A	N/A	N/A	N/A
End of period	$16.35	$16.21	$16.62	$14.67	$14.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,777	2,862	2,959	3,265	3,043	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.51	$25.34	$23.82	$17.31	$14.94	N/A	N/A	N/A	N/A	N/A
End of period	$26.91	$24.51	$25.34	$23.82	$17.31	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,850	3,184	3,435	3,763	4,400	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$40.06	$39.48	$36.05	$25.77	$22.51	N/A	N/A	N/A	N/A	N/A
End of period	$39.66	$40.06	$39.48	$36.05	$25.77	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	403	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$10.02	$12.51	$13.40	$13.76	$11.43	$14.11	$11.75	$6.95	$14.12	N/A
End of period	$11.77	$10.02	$12.51	$13.40	$13.76	$11.43	$14.11	$11.75	$6.95	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	3,816	1,834	3,513	2,289	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.34	$12.81	$12.02	$9.56	$8.37	$8.68	$7.57	$6.17	$9.82	N/A
End of period	$13.61	$12.34	$12.81	$12.02	$9.56	$8.37	$8.68	$7.57	$6.17	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	108,160	108,160	108,160	108,160	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.92	$14.15	$13.60	$14.20	$13.92	$13.18	$12.64	$12.14	$11.89	N/A
End of period	$13.97	$13.92	$14.15	$13.60	$14.20	$13.92	$13.18	$12.64	$12.14	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	6,975	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.56	$14.88	$13.76	$10.70	$9.77	N/A	N/A	N/A	N/A	N/A
End of period	$16.61	$14.56	$14.88	$13.76	$10.70	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	1,188	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.13	$18.95	$17.36	$15.56	$12.85	$14.22	$12.59	$9.75	$19.24	N/A
End of period	$18.04	$17.13	$18.95	$17.36	$15.56	$12.85	$14.22	$12.59	$9.75	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.63	$25.36	$20.58	$14.83	$12.70	N/A	N/A	N/A	N/A	N/A
End of period	$25.22	$26.63	$25.36	$20.58	$14.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,122	2,190	2,456	3,070	3,543	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.76	$13.15	$12.68	$10.40	$9.27	N/A	N/A	N/A	N/A	N/A
End of period	$14.07	$12.76	$13.15	$12.68	$10.40	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	1,101	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.58	$17.02	$18.40	$15.38	$13.23	$15.31	$14.56	$11.43	$20.34	N/A
End of period	$16.46	$16.58	$17.02	$18.40	$15.38	$13.23	$15.31	$14.56	$11.43	N/A
Accumulation units outstanding at the end of period	—	—	—	—	3,099	3,935	1,712	5,085	8,169	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.90	$17.69	$16.13	$12.44	$10.70	$11.09	$9.62	$7.87	$13.90	N/A
End of period	$18.67	$16.90	$17.69	$16.13	$12.44	$10.70	$11.09	$9.62	$7.87	N/A
Accumulation units outstanding at the end of period	—	—	—	—	46,581	48,906	49,427	50,144	3,214	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$27.06	$35.81	$40.55	$32.85	$31.96	$31.42	$26.79	$22.65	$37.01	N/A
End of period	$33.91	$27.06	$35.81	$40.55	$32.85	$31.96	$31.42	$26.79	$22.65	N/A
Accumulation units outstanding at the end of period	1,026	1,120	942	925	1,630	925	—	738	—	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.17	$26.26	$24.41	$18.63	$16.14	$16.74	$13.51	$9.94	$16.16	N/A
End of period	$29.78	$25.17	$26.26	$24.41	$18.63	$16.14	$16.74	$13.51	$9.94	N/A
Accumulation units outstanding at the end of period	—	—	—	—	7,657	7,470	5,772	9,848	8,912	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.64	$17.76	$15.94	$12.30	$10.82	$10.83	$9.61	$7.74	$12.61	N/A
End of period	$19.35	$17.64	$17.76	$15.94	$12.30	$10.82	$10.83	$9.61	$7.74	N/A
Accumulation units outstanding at the end of period	—	—	—	—	20,227	18,875	11,219	15,753	8,044	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.06	$16.11	$15.80	$11.72	$10.45	N/A	N/A	N/A	N/A	N/A
End of period	$19.94	$15.06	$16.11	$15.80	$11.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	946	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.38	$22.74	$22.07	$16.18	$14.18	$15.05	$12.10	$9.64	$15.04	N/A
End of period	$26.51	$21.38	$22.74	$22.07	$16.18	$14.18	$15.05	$12.10	$9.64	N/A
Accumulation units outstanding at the end of period	—	—	—	—	5,917	6,304	4,870	7,479	6,784	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.98	$18.57	$18.50	$14.88	$12.53	$13.86	$12.20	N/A	N/A	N/A
End of period	$18.71	$18.98	$18.57	$18.50	$14.88	$12.53	$13.86	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,135	6,516	6,988	—	4,556	4,783	4,834	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.96	$13.58	$13.35	$14.92	$13.97	$12.70	$11.97	N/A	N/A	N/A
End of period	$13.43	$12.96	$13.58	$13.35	$14.92	$13.97	$12.70	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,036	4,376	4,434	4,475	4,251	4,498	775	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.40	$19.62	$19.15	$19.86	$18.66	$18.07	$17.05	$15.00	$15.17	N/A
End of period	$19.63	$19.40	$19.62	$19.15	$19.86	$18.66	$18.07	$17.05	$15.00	N/A
Accumulation units outstanding at the end of period	—	—	—	5,923	35,956	7,390	30,342	30,148	30,055	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.61	$19.20	$19.47	$18.27	$15.89	$15.41	$13.53	N/A	N/A	N/A
End of period	$20.30	$17.61	$19.20	$19.47	$18.27	$15.89	$15.41	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,103	1,244	1,231	1,277	6,917	8,284	5,874	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.94	$16.50	$15.17	$10.92	$9.52	N/A	N/A	N/A	N/A	N/A
End of period	$18.75	$14.94	$16.50	$15.17	$10.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,242	5,116	5,238	5,942	7,160	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.83	$15.61	$14.97	$11.07	$9.39	N/A	N/A	N/A	N/A	N/A
End of period	$19.08	$14.83	$15.61	$14.97	$11.07	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,849	5,878	6,295	6,883	8,229	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.32	$14.60	$14.73	$10.56	$8.23	N/A	N/A	N/A	N/A	N/A
End of period	$15.26	$14.32	$14.60	$14.73	$10.56	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,701	3,927	4,270	4,388	5,280	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.61	$19.90	$17.66	$12.49	$10.91	$10.46	N/A	N/A	N/A	N/A
End of period	$20.22	$18.61	$19.90	$17.66	$12.49	$10.91	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,066	6,498	6,933	7,633	9,101	10,040	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$20.04	$20.39	$19.60	$16.23	$14.29	$14.98	N/A	N/A	N/A	N/A
End of period	$20.91	$20.04	$20.39	$19.60	$16.23	$14.29	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,491	12,222	13,021	13,362	14,186	14,877	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.85	$18.55	$16.25	$10.88	$9.06	N/A	N/A	N/A	N/A	N/A
End of period	$18.70	$16.85	$18.55	$16.25	$10.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,880	3,279	3,325	3,847	4,928	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$81.77	$77.98	$70.18	$52.20	$46.66	N/A	N/A	N/A	N/A	N/A
End of period	$85.44	$81.77	$77.98	$70.18	$52.20	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,022	1,116	1,275	1,461	1,649	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.18	$10.30	$10.42	$10.57	$10.47	$10.49	$10.34	$9.76	$10.54	N/A
End of period	$10.17	$10.18	$10.30	$10.42	$10.57	$10.47	$10.49	$10.34	$9.76	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	8,429	3,385	2,241	7,150	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$24.07	$24.90	$22.32	$16.53	$14.06	$14.58	$12.77	$9.46	$16.14	N/A
End of period	$26.28	$24.07	$24.90	$22.32	$16.53	$14.06	$14.58	$12.77	$9.46	N/A
Accumulation units outstanding at the end of period	2,965	3,328	3,491	3,981	8,630	9,233	4,258	4,320	—	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$38.47	$39.43	$36.44	$31.00	$28.59	N/A	N/A	N/A	N/A	N/A
End of period	$41.99	$38.47	$39.43	$36.44	$31.00	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	38,868	38,868	38,868	38,868	38,868	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.77	$11.95	$12.14	$12.32	$12.51	$12.70	$12.90	$13.08	$12.99	N/A
End of period	$11.60	$11.77	$11.95	$12.14	$12.32	$12.51	$12.70	$12.90	$13.08	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	21,675	—	—	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.61	$31.04	$28.31	$21.93	$19.14	$19.84	$17.72	$14.51	N/A	N/A
End of period	$33.08	$29.61	$31.04	$28.31	$21.93	$19.14	$19.84	$17.72	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.545%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.47	$12.89	$12.43	$10.78	$9.66	$9.74	$8.90	$7.62	$10.54	N/A
End of period	$13.17	$12.47	$12.89	$12.43	$10.78	$9.66	$9.74	$8.90	$7.62	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$36.31	$38.68	$38.22	$29.75	$26.54	$27.59	$20.66	$15.48	$25.48	$23.09
End of period	$37.81	$36.31	$38.68	$38.22	$29.75	$26.54	$27.59	$20.66	$15.48	$25.48
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,784	15,250

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.33	$18.31	$18.57	$14.03	$12.12	$12.65	$10.13	$7.70	$11.69	$12.65
End of period	$19.90	$16.33	$18.31	$18.57	$14.03	$12.12	$12.65	$10.13	$7.70	$11.69
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	139	6,301

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.95	$9.26	$10.96	$10.17	$10.24	$11.23	$9.71	$6.58	$13.70	N/A
End of period	$8.66	$6.95	$9.26	$10.96	$10.17	$10.24	$11.23	$9.71	$6.58	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	3,774	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$42.00	$40.15	$37.45	$27.36	$25.12	$25.32	$22.83	$17.20	$29.54	$27.34
End of period	$41.54	$42.00	$40.15	$37.45	$27.36	$25.12	$25.32	$22.83	$17.20	$29.54
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	416	7,996

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.27	$13.69	$13.82	$12.15	$10.92	$11.64	$10.84	$8.99	$12.73	$11.97
End of period	$13.82	$13.27	$13.69	$13.82	$12.15	$10.92	$11.64	$10.84	$8.99	$12.73
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,530	107,454

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.74	$13.42	$15.23	$12.73	$11.04	$12.86	$12.14	$9.47	$17.33	$15.72
End of period	$12.55	$12.74	$13.42	$15.23	$12.73	$11.04	$12.86	$12.14	$9.47	$17.33
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	5,885	79,260

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$25.03	$25.96	$24.01	$18.04	$16.11	$16.50	$14.98	$11.37	$18.94	$19.13
End of period	$28.10	$25.03	$25.96	$24.01	$18.04	$16.11	$16.50	$14.98	$11.37	$18.94
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	78	11,144

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.01	$11.92	$11.79	$9.66	$8.46	$8.71	$8.01	$6.25	$9.94	N/A
End of period	$12.30	$11.01	$11.92	$11.79	$9.66	$8.46	$8.71	$8.01	$6.25	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	248	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.95	$10.80	$11.23	$8.75	$7.28	$7.87	$7.47	$5.80	$9.92	N/A
End of period	$10.83	$9.95	$10.80	$11.23	$8.75	$7.28	$7.87	$7.47	$5.80	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	645	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.70	$13.92	$13.70	$12.20	$11.04	$10.94	$9.87	$7.54	$10.90	$10.87
End of period	$14.27	$12.70	$13.92	$13.70	$12.20	$11.04	$10.94	$9.87	$7.54	$10.90
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,087	90,270

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.02	$9.80	$10.99	$8.43	$6.73	$7.98	$6.72	$4.47	$9.86	N/A
End of period	$9.75	$10.02	$9.80	$10.99	$8.43	$6.73	$7.98	$6.72	$4.47	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.34	$12.08	$11.44	$9.05	$8.09	$8.27	$7.53	$6.04	$9.87	N/A
End of period	$12.92	$11.34	$12.08	$11.44	$9.05	$8.09	$8.27	$7.53	$6.04	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.88	$25.17	$24.26	$24.90	$23.46	$22.43	$21.16	$18.83	$20.16	$19.14
End of period	$25.02	$24.88	$25.17	$24.26	$24.90	$23.46	$22.43	$21.16	$18.83	$20.16
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,767	58,683

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.86	$12.58	$13.43	$14.80	$12.52	$13.34	$11.67	$9.64	N/A	N/A
End of period	$11.66	$10.86	$12.58	$13.43	$14.80	$12.52	$13.34	$11.67	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.27	$20.38	$18.30	$14.00	$12.05	$13.09	$10.69	$8.18	$13.00	$12.85
End of period	$20.44	$18.27	$20.38	$18.30	$14.00	$12.05	$13.09	$10.69	$8.18	$13.00
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	256	23,797

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.83	$13.25	$11.81	$8.94	$7.59	$8.63	$8.06	$6.56	$10.69	N/A
End of period	$13.63	$12.83	$13.25	$11.81	$8.94	$7.59	$8.63	$8.06	$6.56	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	928	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.32	$7.83	$7.14	$7.42	$6.10	$8.60	$7.47	$4.16	N/A	N/A
End of period	$6.96	$7.32	$7.83	$7.14	$7.42	$6.10	$8.60	$7.47	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.17	$16.58	$14.64	$14.46	$11.45	$12.40	$10.75	$8.24	$13.01	$15.55
End of period	$16.30	$16.17	$16.58	$14.64	$14.46	$11.45	$12.40	$10.75	$8.24	$13.01
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	8,751	25,319

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$19.12	$19.82	$20.08	$17.14	$15.04	$16.40	$14.83	$11.00	$18.91	$17.49
End of period	$18.60	$19.12	$19.82	$20.08	$17.14	$15.04	$16.40	$14.83	$11.00	$18.91
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	874	30,079

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.25	$27.08	$25.17	$19.53	$18.41	$19.82	$16.35	$11.89	$19.79	$20.64
End of period	$27.54	$24.25	$27.08	$25.17	$19.53	$18.41	$19.82	$16.35	$11.89	$19.79
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	278	51,352

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.41	$25.25	$23.74	$17.26	$14.90	$15.34	$12.34	$9.30	$15.67	$14.29
End of period	$26.81	$24.41	$25.25	$23.74	$17.26	$14.90	$15.34	$12.34	$9.30	$15.67
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	72	10,073

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$39.85	$39.29	$35.89	$25.66	$22.42	$24.19	$19.56	$13.90	$25.40	$23.90
End of period	$39.45	$39.85	$39.29	$35.89	$25.66	$22.42	$24.19	$19.56	$13.90	$25.40
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	17,532

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.10	$20.32	$19.58	$20.61	$20.20	$18.67	$17.67	$17.30	$16.49	$15.75
End of period	$20.08	$20.10	$20.32	$19.58	$20.61	$20.20	$18.67	$17.67	$17.30	$16.49
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	8,804	41,806

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.99	$12.48	$13.38	$13.74	$11.42	$14.10	$11.74	$6.94	$14.12	$10.88
End of period	$11.74	$9.99	$12.48	$13.38	$13.74	$11.42	$14.10	$11.74	$6.94	$14.12
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	3,031	30,495

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.31	$12.79	$12.00	$9.54	$8.36	$8.67	$7.56	$6.16	$9.82	N/A
End of period	$13.58	$12.31	$12.79	$12.00	$9.54	$8.36	$8.67	$7.56	$6.16	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,273	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.87	$14.11	$13.56	$14.16	$13.88	$13.16	$12.62	$12.12	$11.87	$11.33
End of period	$13.92	$13.87	$14.11	$13.56	$14.16	$13.88	$13.16	$12.62	$12.12	$11.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	6,496	82,390

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.78	$7.69	$7.40	$6.21	$5.24	$5.50	$4.56	$3.68	$6.20	$6.04
End of period	$9.46	$7.78	$7.69	$7.40	$6.21	$5.24	$5.50	$4.56	$3.68	$6.20
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	15,607

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.80	$21.86	$20.04	$14.42	$11.86	$11.31	$9.35	$7.14	$10.55	$11.63
End of period	$23.83	$22.80	$21.86	$20.04	$14.42	$11.86	$11.31	$9.35	$7.14	$10.55
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	466	3,181

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.50	$14.82	$13.71	$10.67	$9.74	$8.38	$6.83	$5.98	$11.26	$11.32
End of period	$16.54	$14.50	$14.82	$13.71	$10.67	$9.74	$8.38	$6.83	$5.98	$11.26
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	24,809	261,899

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.53	$11.84	$10.63	$8.10	$6.52	$7.60	$6.80	$5.83	$11.99	$14.73
End of period	$14.09	$11.53	$11.84	$10.63	$8.10	$6.52	$7.60	$6.80	$5.83	$11.99
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	45	2,603

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.06	$18.88	$17.30	$15.51	$12.81	$14.18	$12.56	$9.73	$19.20	$17.55
End of period	$17.97	$17.06	$18.88	$17.30	$15.51	$12.81	$14.18	$12.56	$9.73	$19.20
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	21,435	242,491

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.52	$25.27	$20.51	$14.78	$12.67	$11.60	$11.34	$9.52	$12.59	$11.89
End of period	$25.12	$26.52	$25.27	$20.51	$14.78	$12.67	$11.60	$11.34	$9.52	$12.59
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	4,888	22,649

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.73	$13.13	$12.66	$10.39	$9.26	$9.60	$8.42	$6.83	$9.90	N/A
End of period	$14.03	$12.73	$13.13	$12.66	$10.39	$9.26	$9.60	$8.42	$6.83	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	9,142	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.52	$16.96	$18.34	$15.34	$13.20	$15.28	$14.53	$11.41	$20.31	$18.68
End of period	$16.40	$16.52	$16.96	$18.34	$15.34	$13.20	$15.28	$14.53	$11.41	$20.31
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	9,518	102,169

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.85	$17.64	$16.09	$12.41	$10.68	$11.07	$9.60	$7.86	$13.89	$13.90
End of period	$18.61	$16.85	$17.64	$16.09	$12.41	$10.68	$11.07	$9.60	$7.86	$13.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	11,473	448,555

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.45	$21.48	$18.42	$13.25	$11.25	$11.20	$9.71	$7.35	$12.76	$10.89
End of period	$22.80	$21.45	$21.48	$18.42	$13.25	$11.25	$11.20	$9.71	$7.35	$12.76
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,231	7,005

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.96	$35.67	$40.41	$32.74	$31.87	$31.34	$26.72	$22.60	$36.94	$27.73
End of period	$33.77	$26.96	$35.67	$40.41	$32.74	$31.87	$31.34	$26.72	$22.60	$36.94
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,348	39,557

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.10	$15.62	$15.08	$10.90	$9.92	$9.61	$8.37	$7.15	$10.80	$10.20
End of period	$14.27	$14.10	$15.62	$15.08	$10.90	$9.92	$9.61	$8.37	$7.15	$10.80
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	154

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.08	$26.17	$24.33	$18.58	$16.10	$16.70	$13.48	$9.92	$16.14	$15.26
End of period	$29.67	$25.08	$26.17	$24.33	$18.58	$16.10	$16.70	$13.48	$9.92	$16.14
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	12,266	134,195

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.58	$17.70	$15.90	$12.27	$10.80	$10.81	$9.59	$7.73	$12.59	$12.19
End of period	$19.28	$17.58	$17.70	$15.90	$12.27	$10.80	$10.81	$9.59	$7.73	$12.59
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	16,054	174,374

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.03	$16.08	$15.77	$11.70	$10.44	$11.49	$9.66	$6.07	$8.84	N/A
End of period	$19.89	$15.03	$16.08	$15.77	$11.70	$10.44	$11.49	$9.66	$6.07	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.31	$22.67	$22.00	$16.14	$14.14	$15.02	$12.07	$9.63	$15.02	$15.59
End of period	$26.41	$21.31	$22.67	$22.00	$16.14	$14.14	$15.02	$12.07	$9.63	$15.02
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	10,089	68,658

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.30	$10.99	$9.25	$7.45	$6.80	$6.93	$6.28	$3.89	$6.98	$6.19
End of period	$12.60	$11.30	$10.99	$9.25	$7.45	$6.80	$6.93	$6.28	$3.89	$6.98
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	443	14,651

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.92	$18.51	$18.44	$14.84	$12.50	$13.83	$12.18	$8.87	$15.23	$14.55
End of period	$18.65	$18.92	$18.51	$18.44	$14.84	$12.50	$13.83	$12.18	$8.87	$15.23
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	6,138	38,279

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.94	$13.56	$13.33	$14.90	$13.95	$12.68	$11.96	$10.36	$10.93	N/A
End of period	$13.40	$12.94	$13.56	$13.33	$14.90	$13.95	$12.68	$11.96	$10.36	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	785	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.31	$19.53	$19.08	$19.79	$18.59	$18.01	$17.00	$14.96	$15.13	$14.20
End of period	$19.54	$19.31	$19.53	$19.08	$19.79	$18.59	$18.01	$17.00	$14.96	$15.13
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	8,584	210,891

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.54	$19.13	$19.41	$18.21	$15.84	$15.37	$13.50	$9.37	$13.74	$14.12
End of period	$20.22	$17.54	$19.13	$19.41	$18.21	$15.84	$15.37	$13.50	$9.37	$13.74
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	879	62,159

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$26.11	$29.05	$26.22	$18.99	$16.68	$17.88	$15.46	$10.86	$20.89	$22.48
End of period	$31.27	$26.11	$29.05	$26.22	$18.99	$16.68	$17.88	$15.46	$10.86	$20.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	14,037

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.29	$14.57	$14.71	$10.55	$8.22	$10.18	$8.18	$5.92	N/A	N/A
End of period	$15.23	$14.29	$14.57	$14.71	$10.55	$8.22	$10.18	$8.18	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.57	$19.87	$17.64	$12.47	$10.90	$10.45	$9.33	$6.68	N/A	N/A
End of period	$20.17	$18.57	$19.87	$17.64	$12.47	$10.90	$10.45	$9.33	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.96	$20.32	$19.36	$15.64	$13.71	$14.62	$12.68	$9.83	$16.41	$15.26
End of period	$20.84	$19.96	$20.32	$19.36	$15.64	$13.71	$14.62	$12.68	$9.83	$16.41
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	11,110	249,487

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.10	$13.52	$13.31	$12.94	$12.08	$11.90	$11.11	$9.94	$11.71	$11.19
End of period	$13.55	$13.10	$13.52	$13.31	$12.94	$12.08	$11.90	$11.11	$9.94	$11.71
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,181	266,524

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.96	$20.31	$19.52	$16.18	$14.24	$14.93	$13.06	$10.36	$16.27	$15.20
End of period	$20.81	$19.96	$20.31	$19.52	$16.18	$14.24	$14.93	$13.06	$10.36	$16.27
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	42,451	452,119

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.61	$15.00	$14.66	$13.48	$12.34	$12.43	$11.34	$9.71	$12.52	$11.80
End of period	$15.18	$14.61	$15.00	$14.66	$13.48	$12.34	$12.43	$11.34	$9.71	$12.52
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	32,536

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.67	$19.10	$18.57	$16.28	$14.53	$14.95	$13.41	$11.03	$15.46	$14.45
End of period	$19.41	$18.67	$19.10	$18.57	$16.28	$14.53	$14.95	$13.41	$11.03	$15.46
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	23,120	277,455

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$53.48	$49.06	$45.83	$33.57	$28.69	$29.48	$25.64	$18.15	$32.25	$29.74
End of period	$53.41	$53.48	$49.06	$45.83	$33.57	$28.69	$29.48	$25.64	$18.15	$32.25
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,813	62,133

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$81.36	$77.61	$69.86	$51.97	$46.47	$47.89	$38.04	$26.31	$45.01	$39.00
End of period	$84.99	$81.36	$77.61	$69.86	$51.97	$46.47	$47.89	$38.04	$26.31	$45.01
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	3,179	33,409

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.16	$10.28	$10.40	$10.55	$10.46	$10.47	$10.33	$9.75	$10.53	$10.20
End of period	$10.14	$10.16	$10.28	$10.40	$10.55	$10.46	$10.47	$10.33	$9.75	$10.53
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	18,846

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.98	$24.81	$22.25	$16.48	$14.02	$14.54	$12.74	$9.44	$16.11	$16.22
End of period	$26.17	$23.98	$24.81	$22.25	$16.48	$14.02	$14.54	$12.74	$9.44	$16.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,612	90,026

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$38.28	$39.24	$36.27	$30.87	$28.47	$28.00	$25.66	$21.77	$27.89	$26.35
End of period	$41.77	$38.28	$39.24	$36.27	$30.87	$28.47	$28.00	$25.66	$21.77	$27.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	5,431	41,246

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.72	$11.90	$12.08	$12.27	$12.46	$12.66	$12.85	$13.03	$12.95	$12.56
End of period	$11.54	$11.72	$11.90	$12.08	$12.27	$12.46	$12.66	$12.85	$13.03	$12.95
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,124	166,427

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.51	$30.94	$28.22	$21.87	$19.09	$19.79	$17.68	$14.48	$22.07	$20.78
End of period	$32.96	$29.51	$30.94	$28.22	$21.87	$19.09	$19.79	$17.68	$14.48	$22.07
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,654	28,271

Accumulation Unit Values
Contract with Endorsements - 1.55%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.72	$17.29	$17.28	$16.03	$14.67	$15.75	$13.81	N/A	N/A	N/A
End of period	$17.00	$16.72	$17.29	$17.28	$16.03	$14.67	$15.75	N/A	N/A	N/A
Accumulation units outstanding at the end of period	341,131	319,952	310,610	378,921	482,508	538,753	458,780	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.21	$11.69	$11.31	$9.26	$8.21	$8.61	$7.75	$6.28	$10.49	N/A
End of period	$11.93	$11.21	$11.69	$11.31	$9.26	$8.21	$8.61	$7.75	$6.28	N/A
Accumulation units outstanding at the end of period	269,081	257,947	282,293	395,653	379,330	298,201	235,017	168,557	68,988	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.46	$12.89	$12.42	$10.78	$9.66	$9.74	$8.90	$7.62	$10.54	N/A
End of period	$13.16	$12.46	$12.89	$12.42	$10.78	$9.66	$9.74	$8.90	$7.62	N/A
Accumulation units outstanding at the end of period	523,417	643,806	807,683	863,404	676,194	669,716	510,919	280,802	139,087	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.05	$12.49	$12.07	$10.00	$8.89	$9.11	$8.16	$6.75	$10.51	N/A
End of period	$12.76	$12.05	$12.49	$12.07	$10.00	$8.89	$9.11	$8.16	$6.75	N/A
Accumulation units outstanding at the end of period	536,190	631,185	627,774	606,582	623,067	639,161	544,038	448,461	208,029	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.98	$16.60	$16.49	$14.71	$13.44	$14.01	$12.59	N/A	N/A	N/A
End of period	$16.68	$15.98	$16.60	$16.49	$14.71	$13.44	$14.01	N/A	N/A	N/A
Accumulation units outstanding at the end of period	589,914	781,424	665,474	803,551	890,481	850,027	683,035	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.36	$17.00	$16.94	$15.30	$13.96	$14.74	$13.09	N/A	N/A	N/A
End of period	$16.94	$16.36	$17.00	$16.94	$15.30	$13.96	$14.74	N/A	N/A	N/A
Accumulation units outstanding at the end of period	546,754	750,405	756,680	803,891	888,109	882,027	598,071	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.35	$16.96	$16.91	$15.56	$14.25	$15.18	$13.42	N/A	N/A	N/A
End of period	$16.76	$16.35	$16.96	$16.91	$15.56	$14.25	$15.18	N/A	N/A	N/A
Accumulation units outstanding at the end of period	742,081	1,101,539	1,126,050	1,347,460	1,951,847	1,798,829	1,296,030	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$36.28	$38.65	$38.19	$29.72	$26.52	$27.57	$20.64	$15.47	$25.47	$23.08
End of period	$37.77	$36.28	$38.65	$38.19	$29.72	$26.52	$27.57	$20.64	$15.47	$25.47
Accumulation units outstanding at the end of period	201,295	284,522	296,187	371,610	357,029	440,392	246,483	202,979	113,157	121,256

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.32	$18.31	$18.56	$14.03	$12.11	$12.65	$10.13	$7.70	$11.69	$12.65
End of period	$19.89	$16.32	$18.31	$18.56	$14.03	$12.11	$12.65	$10.13	$7.70	$11.69
Accumulation units outstanding at the end of period	191,353	253,506	284,706	346,072	294,892	401,147	286,490	175,845	135,505	108,110

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.81	$12.01	$11.70	$10.31	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.48	$11.81	$12.01	$11.70	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	393,035	561,877	157,990	80,376	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.69	$16.49	$14.56	$11.17	$10.00	$10.28	N/A	N/A	N/A	N/A
End of period	$18.29	$15.69	$16.49	$14.56	$11.17	$10.00	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	597,247	658,149	631,904	594,945	546,604	542,903	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.93	$10.53	$10.57	$11.06	$10.62	$10.34	N/A	N/A	N/A	N/A
End of period	$10.00	$9.93	$10.53	$10.57	$11.06	$10.62	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	273,225	457,314	442,702	451,769	523,031	424,382	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.63	$12.83	$12.80	$10.16	$8.76	$11.04	N/A	N/A	N/A	N/A
End of period	$12.65	$12.63	$12.83	$12.80	$10.16	$8.76	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	103,777	262,510	141,622	132,730	198,981	106,263	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.45	$12.60	$12.30	$10.33	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.17	$12.45	$12.60	$12.30	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	159,333	266,304	91,634	54,061	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.18	$16.27	$14.99	$11.45	$9.95	$10.34	N/A	N/A	N/A	N/A
End of period	$17.70	$16.18	$16.27	$14.99	$11.45	$9.95	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	535,850	887,602	842,230	720,667	501,865	480,550	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.16	$11.91	$12.48	$10.47	$9.05	$10.74	N/A	N/A	N/A	N/A
End of period	$11.33	$11.16	$11.91	$12.48	$10.47	$9.05	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	539,002	668,493	187,314	150,786	178,346	224,615	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.27	$10.82	$11.97	$10.97	$9.49	$11.24	N/A	N/A	N/A	N/A
End of period	$10.61	$10.27	$10.82	$11.97	$10.97	$9.49	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	279,797	419,463	314,245	265,887	299,411	437,978	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	31,094	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.56	$11.90	$11.86	$10.54	$9.77	$10.31	N/A	N/A	N/A	N/A
End of period	$11.83	$11.56	$11.90	$11.86	$10.54	$9.77	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	728,723	1,374,747	1,114,854	980,641	752,427	517,921	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.95	$9.25	$10.96	$10.16	$10.24	$11.23	$9.71	$6.58	$13.70	N/A
End of period	$8.65	$6.95	$9.25	$10.96	$10.16	$10.24	$11.23	$9.71	$6.58	N/A
Accumulation units outstanding at the end of period	790,910	852,225	842,889	1,006,272	1,154,547	1,304,124	1,187,309	1,234,126	747,444	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.96	$40.11	$37.42	$27.34	$25.10	$25.31	$22.81	$17.18	$29.52	$27.32
End of period	$41.50	$41.96	$40.11	$37.42	$27.34	$25.10	$25.31	$22.81	$17.18	$29.52
Accumulation units outstanding at the end of period	346,444	332,247	177,947	165,187	270,635	319,523	199,263	167,568	69,982	27,777

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.46	$15.54	$14.70	$12.10	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.81	$12.46	$15.54	$14.70	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	197,673	241,232	334,875	186,431	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.26	$13.67	$13.81	$12.14	$10.91	$11.63	$10.83	$8.98	$12.72	$11.97
End of period	$13.80	$13.26	$13.67	$13.81	$12.14	$10.91	$11.63	$10.83	$8.98	$12.72
Accumulation units outstanding at the end of period	252,700	287,099	335,775	450,805	467,544	535,473	556,515	401,643	278,609	196,750

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.73	$13.40	$15.22	$12.72	$11.03	$12.86	$12.14	$9.47	$17.33	$15.72
End of period	$12.53	$12.73	$13.40	$15.22	$12.72	$11.03	$12.86	$12.14	$9.47	$17.33
Accumulation units outstanding at the end of period	324,944	414,190	334,199	333,785	315,955	377,098	328,993	330,514	318,017	496,139

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$25.00	$25.94	$23.99	$18.02	$16.10	$16.49	$14.97	$11.36	$18.93	$19.12
End of period	$28.07	$25.00	$25.94	$23.99	$18.02	$16.10	$16.49	$14.97	$11.36	$18.93
Accumulation units outstanding at the end of period	131,998	149,388	150,066	148,804	132,540	142,403	136,553	95,801	41,035	19,182

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	154,172	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.13	$13.56	$14.35	$11.79	$10.21	$11.21	$10.37	N/A	N/A	N/A
End of period	$12.38	$12.13	$13.56	$14.35	$11.79	$10.21	$11.21	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,137,058	1,313,822	1,587,885	1,886,538	1,873,755	1,819,450	1,246,458	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.00	$11.91	$11.78	$9.65	$8.46	$8.71	$8.01	$6.25	$9.94	N/A
End of period	$12.29	$11.00	$11.91	$11.78	$9.65	$8.46	$8.71	$8.01	$6.25	N/A
Accumulation units outstanding at the end of period	1,408,603	1,633,963	1,978,788	2,259,278	2,431,271	2,618,482	2,768,997	2,418,703	1,842,320	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.95	$10.79	$11.23	$8.75	$7.28	$7.87	$7.47	$5.80	$9.91	N/A
End of period	$10.83	$9.95	$10.79	$11.23	$8.75	$7.28	$7.87	$7.47	$5.80	N/A
Accumulation units outstanding at the end of period	293,906	413,450	664,566	455,852	415,370	382,519	324,099	245,285	172,937	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.00	$11.66	$11.89	$11.67	$10.05	N/A	N/A	N/A	N/A	N/A
End of period	$11.25	$11.00	$11.66	$11.89	$11.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	187,058	375,047	602,621	748,702	278,926	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.69	$13.92	$13.70	$12.20	$11.04	$10.93	$9.87	$7.54	$10.90	$10.87
End of period	$14.26	$12.69	$13.92	$13.70	$12.20	$11.04	$10.93	$9.87	$7.54	$10.90
Accumulation units outstanding at the end of period	1,128,354	1,304,490	2,170,582	1,596,439	1,825,594	1,939,545	1,532,230	1,092,946	666,524	626,142

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.02	$9.80	$10.99	$8.43	$6.73	$7.98	$6.72	$4.47	$9.86	N/A
End of period	$9.75	$10.02	$9.80	$10.99	$8.43	$6.73	$7.98	$6.72	$4.47	N/A
Accumulation units outstanding at the end of period	253,845	388,607	344,447	432,051	315,819	465,768	285,282	202,936	32,860	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.34	$12.08	$11.43	$9.05	$8.09	$8.27	$7.53	$6.04	$9.87	N/A
End of period	$12.91	$11.34	$12.08	$11.43	$9.05	$8.09	$8.27	$7.53	$6.04	N/A
Accumulation units outstanding at the end of period	341,440	448,742	465,129	506,742	539,435	662,722	561,618	429,402	253,910	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.86	$25.15	$24.23	$24.87	$23.44	$22.41	$21.14	$18.81	$20.15	$19.13
End of period	$24.99	$24.86	$25.15	$24.23	$24.87	$23.44	$22.41	$21.14	$18.81	$20.15
Accumulation units outstanding at the end of period	293,585	441,817	364,334	416,738	642,974	688,575	522,493	402,011	263,680	267,599

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.85	$12.57	$13.43	$14.80	$12.52	$13.34	$11.67	$9.64	N/A	N/A
End of period	$11.65	$10.85	$12.57	$13.43	$14.80	$12.52	$13.34	$11.67	N/A	N/A
Accumulation units outstanding at the end of period	173,084	202,615	243,237	306,355	490,774	587,258	460,059	260,427	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.26	$20.37	$18.29	$13.99	$12.04	$13.09	$10.69	$8.18	$13.00	$12.85
End of period	$20.43	$18.26	$20.37	$18.29	$13.99	$12.04	$13.09	$10.69	$8.18	$13.00
Accumulation units outstanding at the end of period	239,304	298,549	465,170	416,074	499,879	540,313	430,946	305,957	181,259	213,766

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.83	$13.26	$11.82	$8.94	$7.60	$8.63	$8.06	$6.56	$10.69	N/A
End of period	$13.63	$12.83	$13.26	$11.82	$8.94	$7.60	$8.63	$8.06	$6.56	N/A
Accumulation units outstanding at the end of period	210,460	403,336	291,849	332,019	217,364	257,271	220,828	259,668	255,612	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.32	$7.82	$7.13	$7.42	$6.10	$8.60	$7.47	$4.16	N/A	N/A
End of period	$6.96	$7.32	$7.82	$7.13	$7.42	$6.10	$8.60	$7.47	N/A	N/A
Accumulation units outstanding at the end of period	532,125	538,082	589,482	661,161	832,951	867,378	893,369	733,570	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.16	$16.57	$14.63	$14.46	$11.44	$12.40	$10.75	$8.24	$13.01	$15.55
End of period	$16.29	$16.16	$16.57	$14.63	$14.46	$11.44	$12.40	$10.75	$8.24	$13.01
Accumulation units outstanding at the end of period	524,199	728,557	738,332	722,393	661,511	625,783	573,446	422,089	297,294	268,161

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$19.10	$19.80	$20.06	$17.13	$15.03	$16.39	$14.82	$10.99	$18.89	$17.48
End of period	$18.58	$19.10	$19.80	$20.06	$17.13	$15.03	$16.39	$14.82	$10.99	$18.89
Accumulation units outstanding at the end of period	245,729	314,342	296,073	322,606	324,783	360,626	307,553	305,848	145,742	166,338

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.22	$27.06	$25.15	$19.52	$18.40	$19.80	$16.34	$11.89	$19.78	$20.63
End of period	$27.52	$24.22	$27.06	$25.15	$19.52	$18.40	$19.80	$16.34	$11.89	$19.78
Accumulation units outstanding at the end of period	88,417	136,235	103,169	121,325	181,956	238,154	161,254	168,092	130,263	142,490

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.40	$25.24	$23.74	$17.26	$14.89	$15.34	$12.34	$9.30	$15.67	$14.29
End of period	$26.79	$24.40	$25.24	$23.74	$17.26	$14.89	$15.34	$12.34	$9.30	$15.67
Accumulation units outstanding at the end of period	247,640	267,888	263,016	258,075	215,859	204,774	145,116	136,276	39,607	54,154

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$39.81	$39.25	$35.85	$25.64	$22.40	$24.17	$19.55	$13.89	$25.39	$23.88
End of period	$39.40	$39.81	$39.25	$35.85	$25.64	$22.40	$24.17	$19.55	$13.89	$25.39
Accumulation units outstanding at the end of period	127,176	179,662	121,128	129,060	123,687	126,110	100,689	70,486	19,281	30,893

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.08	$20.30	$19.56	$20.59	$20.18	$18.66	$17.65	$17.29	$16.48	$15.74
End of period	$20.06	$20.08	$20.30	$19.56	$20.59	$20.18	$18.66	$17.65	$17.29	$16.48
Accumulation units outstanding at the end of period	430,976	505,770	401,527	434,709	671,488	902,218	633,195	543,869	583,256	188,539

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.99	$12.48	$13.37	$13.73	$11.41	$14.09	$11.74	$6.94	$14.12	$10.88
End of period	$11.73	$9.99	$12.48	$13.37	$13.73	$11.41	$14.09	$11.74	$6.94	$14.12
Accumulation units outstanding at the end of period	386,645	453,460	545,359	663,413	949,955	1,344,741	1,292,335	992,355	406,931	323,617

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.30	$12.79	$11.99	$9.54	$8.36	$8.67	$7.56	$6.16	$9.82	N/A
End of period	$13.57	$12.30	$12.79	$11.99	$9.54	$8.36	$8.67	$7.56	$6.16	N/A
Accumulation units outstanding at the end of period	327,973	377,402	455,401	528,683	572,646	731,344	695,146	784,598	406,463	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.86	$14.10	$13.56	$14.15	$13.87	$13.15	$12.61	$12.12	$11.87	$11.32
End of period	$13.91	$13.86	$14.10	$13.56	$14.15	$13.87	$13.15	$12.61	$12.12	$11.87
Accumulation units outstanding at the end of period	540,772	575,150	624,265	662,172	859,371	1,004,598	983,548	806,069	625,614	695,023

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.77	$7.68	$7.39	$6.20	$5.24	$5.49	$4.55	$3.68	$6.20	$6.03
End of period	$9.45	$7.77	$7.68	$7.39	$6.20	$5.24	$5.49	$4.55	$3.68	$6.20
Accumulation units outstanding at the end of period	102,553	138,925	184,631	237,077	253,134	255,062	304,670	422,133	145,051	333,867

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.78	$21.85	$20.02	$14.41	$11.85	$11.30	$9.35	$7.13	$10.54	$11.62
End of period	$23.81	$22.78	$21.85	$20.02	$14.41	$11.85	$11.30	$9.35	$7.13	$10.54
Accumulation units outstanding at the end of period	226,863	296,090	239,580	266,885	190,595	158,904	126,521	88,078	74,052	37,308

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.49	$14.81	$13.70	$10.66	$9.73	$8.38	$6.82	$5.98	$11.26	$11.32
End of period	$16.52	$14.49	$14.81	$13.70	$10.66	$9.73	$8.38	$6.82	$5.98	$11.26
Accumulation units outstanding at the end of period	449,412	511,294	637,589	718,232	755,093	1,005,124	827,059	835,706	1,190,441	1,709,512

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.80	$9.36	$9.87	$10.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.46	$7.80	$9.36	$9.87	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	349,506	420,757	363,137	367,338	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.83	$14.32	$15.06	$11.71	$10.95	$12.00	$11.93	$8.59	N/A	N/A
End of period	$13.37	$13.83	$14.32	$15.06	$11.71	$10.95	$12.00	$11.93	N/A	N/A
Accumulation units outstanding at the end of period	124,086	195,593	95,789	117,936	51,056	60,355	34,741	19,422	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.52	$11.83	$10.62	$8.09	$6.52	$7.60	$6.80	$5.82	$11.98	$14.72
End of period	$14.07	$11.52	$11.83	$10.62	$8.09	$6.52	$7.60	$6.80	$5.82	$11.98
Accumulation units outstanding at the end of period	510,113	511,784	540,403	653,348	538,097	612,550	575,758	491,100	292,439	84,340

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.05	$18.87	$17.29	$15.50	$12.81	$14.18	$12.55	$9.73	$19.19	$17.54
End of period	$17.95	$17.05	$18.87	$17.29	$15.50	$12.81	$14.18	$12.55	$9.73	$19.19
Accumulation units outstanding at the end of period	342,411	424,169	451,565	496,691	536,089	631,470	688,263	911,986	1,152,883	1,608,815

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.50	$25.25	$20.50	$14.77	$12.66	$11.59	$11.33	$9.52	$12.59	$11.88
End of period	$25.10	$26.50	$25.25	$20.50	$14.77	$12.66	$11.59	$11.33	$9.52	$12.59
Accumulation units outstanding at the end of period	590,888	875,054	711,120	533,965	478,106	428,541	307,397	325,763	363,313	161,198

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.73	$13.12	$12.65	$10.39	$9.26	$9.60	$8.42	$6.83	$9.90	N/A
End of period	$14.03	$12.73	$13.12	$12.65	$10.39	$9.26	$9.60	$8.42	$6.83	N/A
Accumulation units outstanding at the end of period	345,273	442,906	398,455	414,418	489,115	491,364	513,474	388,706	179,719	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.51	$16.95	$18.33	$15.33	$13.19	$15.27	$14.52	$11.41	$20.30	$18.68
End of period	$16.39	$16.51	$16.95	$18.33	$15.33	$13.19	$15.27	$14.52	$11.41	$20.30
Accumulation units outstanding at the end of period	513,111	609,040	532,593	523,811	480,176	533,287	544,542	540,124	477,830	519,360

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.84	$17.63	$16.09	$12.41	$10.68	$11.07	$9.60	$7.86	$13.88	$13.90
End of period	$18.60	$16.84	$17.63	$16.09	$12.41	$10.68	$11.07	$9.60	$7.86	$13.88
Accumulation units outstanding at the end of period	2,619,115	3,089,311	3,914,874	4,957,679	5,236,587	6,029,272	6,733,511	7,325,862	8,095,386	9,002,192

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.44	$21.47	$18.41	$13.25	$11.25	$11.20	$9.71	$7.35	$12.76	$10.89
End of period	$22.79	$21.44	$21.47	$18.41	$13.25	$11.25	$11.20	$9.71	$7.35	$12.76
Accumulation units outstanding at the end of period	320,906	373,673	411,170	345,554	317,186	377,920	212,232	128,360	111,629	155,379

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.94	$35.65	$40.39	$32.72	$31.85	$31.32	$26.71	$22.59	$36.92	$27.72
End of period	$33.74	$26.94	$35.65	$40.39	$32.72	$31.85	$31.32	$26.71	$22.59	$36.92
Accumulation units outstanding at the end of period	381,055	375,151	361,409	399,958	428,082	509,966	357,101	402,334	316,621	249,682

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.14	$15.61	$15.36	$13.85	$12.56	$13.00	$11.69	$9.56	N/A	N/A
End of period	$17.42	$16.14	$15.61	$15.36	$13.85	$12.56	$13.00	$11.69	N/A	N/A
Accumulation units outstanding at the end of period	178,068	205,547	50,218	65,730	58,762	63,348	52,240	16,288	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.09	$15.61	$15.07	$10.89	$9.92	$9.60	$8.37	$7.15	$10.80	$10.19
End of period	$14.27	$14.09	$15.61	$15.07	$10.89	$9.92	$9.60	$8.37	$7.15	$10.80
Accumulation units outstanding at the end of period	623,575	720,376	423,214	504,120	90,804	109,335	98,253	108,322	336,750	41,813

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.06	$26.16	$24.32	$18.57	$16.09	$16.70	$13.48	$9.92	$16.13	$15.25
End of period	$29.64	$25.06	$26.16	$24.32	$18.57	$16.09	$16.70	$13.48	$9.92	$16.13
Accumulation units outstanding at the end of period	428,051	579,453	501,526	560,708	465,489	543,744	588,216	525,018	590,245	646,365

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.57	$17.69	$15.89	$12.26	$10.79	$10.80	$9.59	$7.73	$12.59	$12.19
End of period	$19.27	$17.57	$17.69	$15.89	$12.26	$10.79	$10.80	$9.59	$7.73	$12.59
Accumulation units outstanding at the end of period	1,207,552	1,561,883	1,806,788	1,966,674	1,738,586	1,813,722	1,526,783	1,402,949	1,016,313	956,182

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.02	$16.07	$15.77	$11.70	$10.44	$11.49	$9.66	$6.07	$8.84	N/A
End of period	$19.88	$15.02	$16.07	$15.77	$11.70	$10.44	$11.49	$9.66	$6.07	N/A
Accumulation units outstanding at the end of period	296,922	214,773	241,100	336,911	280,136	260,678	340,906	319,725	132,575	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.29	$22.66	$21.99	$16.13	$14.14	$15.01	$12.07	$9.62	$15.02	$15.58
End of period	$26.39	$21.29	$22.66	$21.99	$16.13	$14.14	$15.01	$12.07	$9.62	$15.02
Accumulation units outstanding at the end of period	593,846	659,901	628,321	739,412	537,992	629,106	600,243	579,289	501,001	463,214

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.28	$10.97	$9.24	$7.44	$6.79	$6.92	$6.27	$3.89	$6.97	$6.18
End of period	$12.58	$11.28	$10.97	$9.24	$7.44	$6.79	$6.92	$6.27	$3.89	$6.97
Accumulation units outstanding at the end of period	752,924	938,035	794,843	837,862	915,189	833,831	853,461	992,842	461,101	438,384

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.89	$12.62	$12.87	$9.49	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.77	$11.89	$12.62	$12.87	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	78,330	45,246	93,400	81,221	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.31	$10.60	$10.26	$10.43	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.75	$10.31	$10.60	$10.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	166,216	182,762	137,166	57,627	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.90	$18.49	$18.43	$14.83	$12.49	$13.82	$12.17	$8.86	$15.22	$14.54
End of period	$18.63	$18.90	$18.49	$18.43	$14.83	$12.49	$13.82	$12.17	$8.86	$15.22
Accumulation units outstanding at the end of period	484,565	407,319	328,008	345,682	389,035	388,478	366,168	309,838	198,364	196,710

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	44,183	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.93	$13.55	$13.33	$14.89	$13.95	$12.68	$11.96	$10.36	$10.93	N/A
End of period	$13.39	$12.93	$13.55	$13.33	$14.89	$13.95	$12.68	$11.96	$10.36	N/A
Accumulation units outstanding at the end of period	1,110,122	1,430,787	1,473,872	1,765,566	2,954,638	2,878,163	2,067,010	1,538,185	1,024,910	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.30	$19.52	$19.06	$19.77	$18.58	$18.00	$16.99	$14.95	$15.12	$14.19
End of period	$19.52	$19.30	$19.52	$19.06	$19.77	$18.58	$18.00	$16.99	$14.95	$15.12
Accumulation units outstanding at the end of period	1,757,600	2,257,009	2,358,236	3,093,245	4,096,815	4,137,492	4,051,713	2,973,809	1,259,488	776,668

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.37	$10.67	$10.81	$10.53	$9.92	N/A	N/A	N/A	N/A	N/A
End of period	$11.17	$10.37	$10.67	$10.81	$10.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	664,047	1,071,806	1,307,989	1,582,498	307,377	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.53	$19.12	$19.39	$18.20	$15.83	$15.36	$13.49	$9.37	$13.74	$14.11
End of period	$20.20	$17.53	$19.12	$19.39	$18.20	$15.83	$15.36	$13.49	$9.37	$13.74
Accumulation units outstanding at the end of period	772,755	942,260	1,180,519	1,415,966	1,640,291	1,512,692	1,200,733	815,363	314,989	331,997

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.91	$16.47	$15.14	$10.90	$9.51	$10.43	$8.18	$5.63	N/A	N/A
End of period	$18.70	$14.91	$16.47	$15.14	$10.90	$9.51	$10.43	$8.18	N/A	N/A
Accumulation units outstanding at the end of period	188,202	185,294	213,350	216,251	218,827	227,973	253,090	61,716	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.80	$15.57	$14.94	$11.05	$9.38	$10.35	$8.23	$6.24	N/A	N/A
End of period	$19.03	$14.80	$15.57	$14.94	$11.05	$9.38	$10.35	$8.23	N/A	N/A
Accumulation units outstanding at the end of period	256,077	224,438	139,979	208,806	215,718	169,472	187,197	89,213	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	28,711	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$26.09	$29.02	$26.20	$18.98	$16.66	$17.86	$15.45	$10.85	$20.88	$22.47
End of period	$31.24	$26.09	$29.02	$26.20	$18.98	$16.66	$17.86	$15.45	$10.85	$20.88
Accumulation units outstanding at the end of period	42,225	49,278	60,380	76,354	70,882	62,475	146,010	71,380	14,467	12,978

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.29	$14.57	$14.71	$10.54	$8.22	$10.18	$8.18	$5.92	N/A	N/A
End of period	$15.22	$14.29	$14.57	$14.71	$10.54	$8.22	$10.18	$8.18	N/A	N/A
Accumulation units outstanding at the end of period	400,194	427,936	505,717	594,396	717,059	887,217	713,653	516,480	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.57	$19.86	$17.63	$12.47	$10.89	$10.45	$9.33	$6.68	$9.92	N/A
End of period	$20.16	$18.57	$19.86	$17.63	$12.47	$10.89	$10.45	$9.33	$6.68	N/A
Accumulation units outstanding at the end of period	1,665,183	2,176,466	1,574,260	1,676,850	1,669,209	1,690,494	1,520,579	1,355,046	957,586	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.61	$20.68	$19.09	$13.56	$11.81	$10.85	$9.79	$6.89	$9.91	N/A
End of period	$21.45	$20.61	$20.68	$19.09	$13.56	$11.81	$10.85	$9.79	$6.89	N/A
Accumulation units outstanding at the end of period	282,484	507,527	464,917	517,413	325,055	218,609	135,775	278,035	178,736	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.71	$17.86	$15.96	$12.39	$11.16	$10.08	$8.66	$7.12	$9.76	N/A
End of period	$20.53	$17.71	$17.86	$15.96	$12.39	$11.16	$10.08	$8.66	$7.12	N/A
Accumulation units outstanding at the end of period	1,193,739	1,412,717	1,440,239	1,453,123	978,344	820,079	497,850	209,764	97,351	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.70	$22.04	$18.96	$12.84	$11.43	$10.90	$9.68	$6.26	$9.92	N/A
End of period	$19.38	$18.70	$22.04	$18.96	$12.84	$11.43	$10.90	$9.68	$6.26	N/A
Accumulation units outstanding at the end of period	328,353	483,241	531,023	566,326	480,915	349,725	223,082	185,769	78,260	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.94	$20.30	$19.35	$15.62	$13.70	$14.61	$12.68	$9.82	$16.40	$15.26
End of period	$20.82	$19.94	$20.30	$19.35	$15.62	$13.70	$14.61	$12.68	$9.82	$16.40
Accumulation units outstanding at the end of period	375,686	417,561	477,859	508,815	609,101	531,276	417,958	307,003	228,293	223,773

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.10	$13.51	$13.31	$12.93	$12.07	$11.89	$11.11	$9.94	$11.70	$11.18
End of period	$13.54	$13.10	$13.51	$13.31	$12.93	$12.07	$11.89	$11.11	$9.94	$11.70
Accumulation units outstanding at the end of period	1,619,583	1,981,513	2,209,399	2,554,924	3,861,442	4,025,634	3,656,412	3,050,535	1,940,910	754,509

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.94	$20.29	$19.51	$16.16	$14.23	$14.92	$13.05	$10.35	$16.26	$15.20
End of period	$20.79	$19.94	$20.29	$19.51	$16.16	$14.23	$14.92	$13.05	$10.35	$16.26
Accumulation units outstanding at the end of period	1,530,975	1,625,158	1,507,909	1,728,230	1,856,567	1,895,653	1,724,738	1,434,477	1,016,569	918,646

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.60	$15.00	$14.65	$13.47	$12.34	$12.42	$11.34	$9.71	$12.52	$11.80
End of period	$15.17	$14.60	$15.00	$14.65	$13.47	$12.34	$12.42	$11.34	$9.71	$12.52
Accumulation units outstanding at the end of period	1,968,390	2,361,541	2,779,327	3,239,016	3,146,582	3,271,557	2,695,482	1,904,032	1,382,379	989,721

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.65	$19.09	$18.55	$16.26	$14.52	$14.94	$13.41	$11.03	$15.45	$14.44
End of period	$19.39	$18.65	$19.09	$18.55	$16.26	$14.52	$14.94	$13.41	$11.03	$15.45
Accumulation units outstanding at the end of period	2,974,857	3,428,624	3,632,621	3,976,183	3,849,465	3,850,628	3,273,426	2,572,052	1,421,968	1,439,287

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.94	$11.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.54	$9.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	47,518	96,934	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.81	$18.51	$16.22	$10.86	$9.05	$9.72	$8.97	$6.37	$10.06	N/A
End of period	$18.65	$16.81	$18.51	$16.22	$10.86	$9.05	$9.72	$8.97	$6.37	N/A
Accumulation units outstanding at the end of period	245,354	292,361	543,822	822,488	233,945	199,653	176,008	131,839	68,840	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$53.42	$49.01	$45.79	$33.54	$28.67	$29.46	$25.62	$18.14	$32.23	$29.73
End of period	$53.35	$53.42	$49.01	$45.79	$33.54	$28.67	$29.46	$25.62	$18.14	$32.23
Accumulation units outstanding at the end of period	440,287	555,998	392,174	510,727	706,264	731,649	503,137	422,024	137,734	130,526

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$81.28	$77.53	$69.79	$51.93	$46.43	$47.85	$38.01	$26.29	$44.99	$38.98
End of period	$84.89	$81.28	$77.53	$69.79	$51.93	$46.43	$47.85	$38.01	$26.29	$44.99
Accumulation units outstanding at the end of period	274,046	346,764	348,487	390,041	433,517	511,537	390,743	290,086	127,027	152,998

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.15	$10.28	$10.39	$10.54	$10.45	$10.47	$10.33	$9.75	$10.53	$10.20
End of period	$10.14	$10.15	$10.28	$10.39	$10.54	$10.45	$10.47	$10.33	$9.75	$10.53
Accumulation units outstanding at the end of period	765,259	981,723	1,132,443	1,200,609	932,101	946,816	466,667	337,365	330,128	107,911

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.96	$24.79	$22.23	$16.47	$14.01	$14.53	$12.74	$9.44	$16.10	$16.21
End of period	$26.15	$23.96	$24.79	$22.23	$16.47	$14.01	$14.53	$12.74	$9.44	$16.10
Accumulation units outstanding at the end of period	413,234	492,335	560,463	605,879	605,577	697,769	466,825	340,497	215,736	293,551

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$38.24	$39.20	$36.24	$30.84	$28.45	$27.98	$25.64	$21.76	$27.87	$26.34
End of period	$41.72	$38.24	$39.20	$36.24	$30.84	$28.45	$27.98	$25.64	$21.76	$27.87
Accumulation units outstanding at the end of period	775,438	920,183	909,460	1,098,414	1,013,989	1,043,400	817,305	446,419	254,987	198,957

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.70	$11.89	$12.07	$12.26	$12.45	$12.65	$12.84	$13.02	$12.94	$12.55
End of period	$11.52	$11.70	$11.89	$12.07	$12.26	$12.45	$12.65	$12.84	$13.02	$12.94
Accumulation units outstanding at the end of period	966,630	1,270,569	1,210,999	1,624,044	1,555,892	1,507,923	1,598,965	1,696,791	2,010,086	1,093,342

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.50	$30.92	$28.21	$21.86	$19.09	$19.79	$17.68	$14.48	$22.07	$20.78
End of period	$32.95	$29.50	$30.92	$28.21	$21.86	$19.09	$19.79	$17.68	$14.48	$22.07
Accumulation units outstanding at the end of period	149,143	181,484	192,335	222,022	230,837	249,753	243,492	206,051	190,713	128,734

Accumulation Unit Values
Contract with Endorsements - 1.56%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$36.21	$38.58	$38.12	$29.68	$26.48	$27.53	$20.62	$15.45	$25.44	$23.05
End of period	$37.69	$36.21	$38.58	$38.12	$29.68	$26.48	$27.53	$20.62	$15.45	$25.44
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	3,607	55,354

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.30	$18.29	$18.55	$14.02	$12.11	$12.64	$10.12	$7.70	$11.69	$12.65
End of period	$19.87	$16.30	$18.29	$18.55	$14.02	$12.11	$12.64	$10.12	$7.70	$11.69
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.94	$9.25	$10.95	$10.16	$10.24	$11.22	$9.71	$6.58	$13.69	N/A
End of period	$8.65	$6.94	$9.25	$10.95	$10.16	$10.24	$11.22	$9.71	$6.58	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	47,818	47,737	47,178	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.87	$40.04	$37.35	$27.29	$25.06	$25.27	$22.78	$17.16	$29.48	$27.29
End of period	$41.41	$41.87	$40.04	$37.35	$27.29	$25.06	$25.27	$22.78	$17.16	$29.48
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.71	$13.38	$15.19	$12.70	$11.01	$12.84	$12.12	$9.46	$17.31	$15.70
End of period	$12.51	$12.71	$13.38	$15.19	$12.70	$11.01	$12.84	$12.12	$9.46	$17.31
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	8,347	8,084

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.96	$25.89	$23.95	$17.99	$16.08	$16.47	$14.95	$11.35	$18.91	$19.10
End of period	$28.02	$24.96	$25.89	$23.95	$17.99	$16.08	$16.47	$14.95	$11.35	$18.91
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.81	$25.10	$24.19	$24.83	$23.41	$22.37	$21.11	$18.79	$20.12	$19.10
End of period	$24.94	$24.81	$25.10	$24.19	$24.83	$23.41	$22.37	$21.11	$18.79	$20.12
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.24	$20.35	$18.27	$13.98	$12.04	$13.08	$10.68	$8.18	$13.00	$12.84
End of period	$20.40	$18.24	$20.35	$18.27	$13.98	$12.04	$13.08	$10.68	$8.18	$13.00
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.14	$16.55	$14.62	$14.45	$11.44	$12.39	$10.74	$8.23	$13.01	$15.55
End of period	$16.28	$16.14	$16.55	$14.62	$14.45	$11.44	$12.39	$10.74	$8.23	$13.01
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$19.06	$19.76	$20.03	$17.10	$15.00	$16.36	$14.80	$10.97	$18.87	$17.46
End of period	$18.54	$19.06	$19.76	$20.03	$17.10	$15.00	$16.36	$14.80	$10.97	$18.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.18	$27.01	$25.11	$19.49	$18.37	$19.78	$16.32	$11.87	$19.76	$20.61
End of period	$27.46	$24.18	$27.01	$25.11	$19.49	$18.37	$19.78	$16.32	$11.87	$19.76
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.37	$25.20	$23.71	$17.24	$14.88	$15.32	$12.33	$9.29	$15.66	$14.28
End of period	$26.75	$24.37	$25.20	$23.71	$17.24	$14.88	$15.32	$12.33	$9.29	$15.66
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.98	$12.46	$13.36	$13.72	$11.41	$14.09	$11.74	$6.94	$14.11	N/A
End of period	$11.72	$9.98	$12.46	$13.36	$13.72	$11.41	$14.09	$11.74	$6.94	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	32,838	33,213	33,227	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.76	$7.67	$7.38	$6.20	$5.23	$5.49	$4.55	$3.68	$6.19	$6.03
End of period	$9.43	$7.76	$7.67	$7.38	$6.20	$5.23	$5.49	$4.55	$3.68	$6.19
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.47	$14.79	$13.68	$10.65	$9.72	$8.37	$6.82	$5.98	$11.25	$11.31
End of period	$16.50	$14.47	$14.79	$13.68	$10.65	$9.72	$8.37	$6.82	$5.98	$11.25
Accumulation units outstanding at the end of period	—	—	—	—	—	—	5,210	5,887	11,472	9,751

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$17.02	$18.84	$17.26	$15.48	$12.79	$14.16	$12.54	$9.72	$19.17	$17.53
End of period	$17.92	$17.02	$18.84	$17.26	$15.48	$12.79	$14.16	$12.54	$9.72	$19.17
Accumulation units outstanding at the end of period	—	—	—	—	—	—	12,125	11,400	11,512	10,739

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.49	$16.93	$18.31	$15.32	$13.18	$15.26	$14.51	$11.40	$20.29	$18.67
End of period	$16.36	$16.49	$16.93	$18.31	$15.32	$13.18	$15.26	$14.51	$11.40	$20.29
Accumulation units outstanding at the end of period	—	—	—	—	—	—	10,964	10,505	14,975	15,023

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.82	$17.62	$16.07	$12.40	$10.67	$11.06	$9.60	$7.85	$13.88	$13.90
End of period	$18.58	$16.82	$17.62	$16.07	$12.40	$10.67	$11.06	$9.60	$7.85	$13.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.89	$35.59	$40.33	$32.68	$31.81	$31.29	$26.68	$22.57	$36.89	$27.70
End of period	$33.68	$26.89	$35.59	$40.33	$32.68	$31.81	$31.29	$26.68	$22.57	$36.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,499	1,431	4,206	4,807

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$25.03	$26.12	$24.29	$18.55	$16.07	$16.68	$13.47	$9.91	$16.12	$15.24
End of period	$29.60	$25.03	$26.12	$24.29	$18.55	$16.07	$16.68	$13.47	$9.91	$16.12
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,694	2,974	6,232	5,968

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.54	$17.67	$15.87	$12.24	$10.78	$10.79	$9.58	$7.72	$12.58	$12.18
End of period	$19.24	$17.54	$17.67	$15.87	$12.24	$10.78	$10.79	$9.58	$7.72	$12.58
Accumulation units outstanding at the end of period	—	—	—	—	—	—	3,987	4,103	77,347	3,531

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.26	$22.63	$21.96	$16.11	$14.12	$15.00	$12.06	$9.62	$15.01	$15.57
End of period	$26.35	$21.26	$22.63	$21.96	$16.11	$14.12	$15.00	$12.06	$9.62	$15.01
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.26	$10.95	$9.22	$7.42	$6.78	$6.91	$6.26	$3.88	$6.97	N/A
End of period	$12.56	$11.26	$10.95	$9.22	$7.42	$6.78	$6.91	$6.26	$3.88	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	36,498	36,498	36,498	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.26	$19.48	$19.03	$19.74	$18.55	$17.98	$16.97	$14.93	$15.11	$14.18
End of period	$19.48	$19.26	$19.48	$19.03	$19.74	$18.55	$17.98	$16.97	$14.93	$15.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.50	$19.08	$19.36	$18.17	$15.81	$15.34	$13.48	$9.36	$13.72	$14.10
End of period	$20.16	$17.50	$19.08	$19.36	$18.17	$15.81	$15.34	$13.48	$9.36	$13.72
Accumulation units outstanding at the end of period	—	—	—	—	—	—	290,918	293,867	296,356	267,892

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.62	$19.06	$18.52	$16.24	$14.50	$14.92	$13.39	$11.02	$15.43	N/A
End of period	$19.36	$18.62	$19.06	$18.52	$16.24	$14.50	$14.92	$13.39	$11.02	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	13,998	14,204	15,568	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$53.31	$48.92	$45.71	$33.48	$28.62	$29.41	$25.59	$18.11	$32.19	$29.69
End of period	$53.24	$53.31	$48.92	$45.71	$33.48	$28.62	$29.41	$25.59	$18.11	$32.19
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,723	43,730

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$81.11	$77.38	$69.66	$51.84	$46.35	$47.78	$37.95	$26.25	$44.93	$38.94
End of period	$84.71	$81.11	$77.38	$69.66	$51.84	$46.35	$47.78	$37.95	$26.25	$44.93
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,557	31,826

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.92	$24.75	$22.20	$16.45	$14.00	$14.52	$12.73	$9.43	$16.09	$16.20
End of period	$26.11	$23.92	$24.75	$22.20	$16.45	$14.00	$14.52	$12.73	$9.43	$16.09
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.68	$11.86	$12.05	$12.24	$12.43	$12.62	$12.82	$13.01	$12.93	$12.54
End of period	$11.50	$11.68	$11.86	$12.05	$12.24	$12.43	$12.62	$12.82	$13.01	$12.93
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.57%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.70	$17.27	$17.26	$16.01	$14.66	$15.75	$13.81	N/A	N/A	N/A
End of period	$16.97	$16.70	$17.27	$17.26	$16.01	$14.66	$15.75	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	3,528	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.19	$11.68	$11.30	$9.25	$8.20	$8.60	$7.75	N/A	N/A	N/A
End of period	$11.91	$11.19	$11.68	$11.30	$9.25	$8.20	$8.60	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.03	$12.47	$12.06	$9.98	$8.88	$9.10	$8.16	N/A	N/A	N/A
End of period	$12.73	$12.03	$12.47	$12.06	$9.98	$8.88	$9.10	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	687	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.33	$16.94	$16.89	$15.55	$14.25	$15.17	$13.41	N/A	N/A	N/A
End of period	$16.74	$16.33	$16.94	$16.89	$15.55	$14.25	$15.17	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,027	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$36.14	$38.51	$38.05	$29.63	$26.44	$27.49	$20.59	$15.44	$25.41	$23.03
End of period	$37.62	$36.14	$38.51	$38.05	$29.63	$26.44	$27.49	$20.59	$15.44	$25.41
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,929	4,302	5,591	6,966

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.29	$18.27	$18.53	$14.01	$12.10	$12.63	$10.12	$7.69	$11.69	$12.65
End of period	$19.85	$16.29	$18.27	$18.53	$14.01	$12.10	$12.63	$10.12	$7.69	$11.69
Accumulation units outstanding at the end of period	—	—	—	—	—	—	514	683	2,069	2,242

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.93	$9.24	$10.94	$10.15	$10.23	$11.22	$9.70	$6.58	$13.69	N/A
End of period	$8.64	$6.93	$9.24	$10.94	$10.15	$10.23	$11.22	$9.70	$6.58	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,014	3,612	4,855	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.79	$39.96	$37.28	$27.25	$25.02	$25.23	$22.74	$17.14	$29.45	$27.26
End of period	$41.32	$41.79	$39.96	$37.28	$27.25	$25.02	$25.23	$22.74	$17.14	$29.45
Accumulation units outstanding at the end of period	—	—	—	—	—	—	116	1,667	1,651	1,943

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.22	$13.63	$13.77	$12.11	$10.88	$11.61	$10.81	$8.97	$12.70	$11.96
End of period	$13.76	$13.22	$13.63	$13.77	$12.11	$10.88	$11.61	$10.81	$8.97	$12.70
Accumulation units outstanding at the end of period	—	—	—	527	528	530	531	2,207	13,588	8,055

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.68	$13.36	$15.17	$12.69	$11.00	$12.82	$12.11	$9.45	$17.29	$15.69
End of period	$12.49	$12.68	$13.36	$15.17	$12.69	$11.00	$12.82	$12.11	$9.45	$17.29
Accumulation units outstanding at the end of period	—	—	—	—	—	—	3,492	7,108	11,066	18,756

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.91	$25.84	$23.91	$17.97	$16.05	$16.44	$14.93	$11.33	$18.89	$19.08
End of period	$27.96	$24.91	$25.84	$23.91	$17.97	$16.05	$16.44	$14.93	$11.33	$18.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	916	1,943	2,707	3,789

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.98	$11.89	$11.77	$9.64	$8.45	$8.70	$8.01	$6.25	$9.94	N/A
End of period	$12.27	$10.98	$11.89	$11.77	$9.64	$8.45	$8.70	$8.01	$6.25	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,120	5,697	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.93	$10.78	$11.21	$8.74	$7.27	$7.87	$7.46	$5.79	$9.91	N/A
End of period	$10.81	$9.93	$10.78	$11.21	$8.74	$7.27	$7.87	$7.46	$5.79	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,335	1,343	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.67	$13.89	$13.68	$12.18	$11.03	$10.92	$9.86	$7.53	$10.89	$10.86
End of period	$14.23	$12.67	$13.89	$13.68	$12.18	$11.03	$10.92	$9.86	$7.53	$10.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	11,837	13,603	14,888

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.31	$12.06	$11.41	$9.04	$8.08	$8.26	$7.53	$6.03	N/A	N/A
End of period	$12.89	$11.31	$12.06	$11.41	$9.04	$8.08	$8.26	$7.53	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	250	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.74	$25.03	$24.13	$24.77	$23.35	$22.32	$21.07	$18.75	$20.08	$19.06
End of period	$24.87	$24.74	$25.03	$24.13	$24.77	$23.35	$22.32	$21.07	$18.75	$20.08
Accumulation units outstanding at the end of period	—	—	—	—	103	112	2,945	8,209	9,870	15,250

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.84	$12.56	$13.42	$14.79	$12.52	$13.34	$11.67	$9.64	N/A	N/A
End of period	$11.63	$10.84	$12.56	$13.42	$14.79	$12.52	$13.34	$11.67	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,515	714	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.22	$20.33	$18.26	$13.97	$12.03	$13.07	$10.68	$8.18	$12.99	$12.84
End of period	$20.38	$18.22	$20.33	$18.26	$13.97	$12.03	$13.07	$10.68	$8.18	$12.99
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,121	1,808	1,658	2,206

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.80	$13.23	$11.80	$8.93	$7.59	$8.62	$8.06	$6.56	N/A	N/A
End of period	$13.60	$12.80	$13.23	$11.80	$8.93	$7.59	$8.62	$8.06	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	246	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.30	$7.81	$7.12	$7.41	$6.10	$8.59	$7.46	$4.16	N/A	N/A
End of period	$6.95	$7.30	$7.81	$7.12	$7.41	$6.10	$8.59	$7.46	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	527	3,086	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.12	$16.54	$14.60	$14.44	$11.43	$12.38	$10.74	$8.23	$13.01	$15.55
End of period	$16.26	$16.12	$16.54	$14.60	$14.44	$11.43	$12.38	$10.74	$8.23	$13.01
Accumulation units outstanding at the end of period	—	—	—	—	—	—	6,167	8,513	10,037	11,477

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$19.02	$19.72	$19.99	$17.07	$14.98	$16.34	$14.78	$10.96	$18.85	$17.44
End of period	$18.50	$19.02	$19.72	$19.99	$17.07	$14.98	$16.34	$14.78	$10.96	$18.85
Accumulation units outstanding at the end of period	—	—	—	—	—	—	266	4,553	8,162	7,640

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.14	$26.97	$25.08	$19.46	$18.35	$19.76	$16.31	$11.86	$19.74	$20.59
End of period	$27.42	$24.14	$26.97	$25.08	$19.46	$18.35	$19.76	$16.31	$11.86	$19.74
Accumulation units outstanding at the end of period	—	—	—	—	108	117	893	4,325	8,320	11,206

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.33	$25.17	$23.68	$17.22	$14.86	$15.31	$12.32	$9.28	$15.65	$14.27
End of period	$26.71	$24.33	$25.17	$23.68	$17.22	$14.86	$15.31	$12.32	$9.28	$15.65
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,167	1,781	2,913	4,339

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$39.65	$39.10	$35.72	$25.54	$22.32	$24.10	$19.49	$13.85	$25.32	$23.83
End of period	$39.23	$39.65	$39.10	$35.72	$25.54	$22.32	$24.10	$19.49	$13.85	$25.32
Accumulation units outstanding at the end of period	—	—	—	—	—	—	618	1,293	2,263	2,621

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.00	$20.22	$19.49	$20.52	$20.11	$18.60	$17.60	$17.24	$16.44	$15.70
End of period	$19.97	$20.00	$20.22	$19.49	$20.52	$20.11	$18.60	$17.60	$17.24	$16.44
Accumulation units outstanding at the end of period	—	—	—	—	—	—	4,552	9,144	22,104	19,115

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.97	$12.45	$13.35	$13.71	$11.40	$14.08	$11.73	$6.94	$14.11	$10.88
End of period	$11.71	$9.97	$12.45	$13.35	$13.71	$11.40	$14.08	$11.73	$6.94	$14.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,787	9,237	13,892	12,377

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.82	$14.06	$13.52	$14.12	$13.85	$13.13	$12.59	$12.10	$11.85	$11.31
End of period	$13.87	$13.82	$14.06	$13.52	$14.12	$13.85	$13.13	$12.59	$12.10	$11.85
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,932	6,362	10,879	15,874

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.76	$7.67	$7.38	$6.20	$5.23	$5.49	$4.55	$3.68	$6.19	$6.02
End of period	$9.44	$7.76	$7.67	$7.38	$6.20	$5.23	$5.49	$4.55	$3.68	$6.19
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	362

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.74	$21.81	$20.00	$14.40	$11.84	$11.29	$9.35	$7.12	$10.52	$11.60
End of period	$23.77	$22.74	$21.81	$20.00	$14.40	$11.84	$11.29	$9.35	$7.12	$10.52
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.44	$14.76	$13.66	$10.63	$9.71	$8.36	$6.81	$5.97	$11.24	$11.30
End of period	$16.47	$14.44	$14.76	$13.66	$10.63	$9.71	$8.36	$6.81	$5.97	$11.24
Accumulation units outstanding at the end of period	—	—	—	—	—	—	12,332	28,394	50,079	79,990

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.48	$11.79	$10.59	$8.07	$6.50	$7.58	$6.78	$5.81	$11.96	$14.70
End of period	$14.02	$11.48	$11.79	$10.59	$8.07	$6.50	$7.58	$6.78	$5.81	$11.96
Accumulation units outstanding at the end of period	—	—	—	—	—	—	4,650	5,245	2,772	1,764

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.99	$18.81	$17.23	$15.45	$12.77	$14.14	$12.53	$9.71	$19.16	$17.52
End of period	$17.89	$16.99	$18.81	$17.23	$15.45	$12.77	$14.14	$12.53	$9.71	$19.16
Accumulation units outstanding at the end of period	—	—	—	—	162	176	5,171	19,388	36,171	55,280

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.41	$25.17	$20.43	$14.73	$12.62	$11.56	$11.31	$9.50	$12.56	$11.86
End of period	$25.00	$26.41	$25.17	$20.43	$14.73	$12.62	$11.56	$11.31	$9.50	$12.56
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,258	2,261	2,949	2,556

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.71	$13.10	$12.64	$10.37	$9.25	$9.59	$8.42	$6.83	$9.90	N/A
End of period	$14.00	$12.71	$13.10	$12.64	$10.37	$9.25	$9.59	$8.42	$6.83	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	5,460	4,440	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.46	$16.91	$18.29	$15.30	$13.17	$15.25	$14.50	$11.39	$20.28	$18.66
End of period	$16.34	$16.46	$16.91	$18.29	$15.30	$13.17	$15.25	$14.50	$11.39	$20.28
Accumulation units outstanding at the end of period	—	—	—	—	—	—	3,288	5,701	9,689	13,672

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.80	$17.60	$16.06	$12.39	$10.66	$11.06	$9.59	$7.85	$13.87	$13.90
End of period	$18.55	$16.80	$17.60	$16.06	$12.39	$10.66	$11.06	$9.59	$7.85	$13.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	12,216	25,702	132,328	150,506

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.39	$21.42	$18.37	$13.23	$11.23	$11.19	$9.69	$7.34	$12.75	$10.88
End of period	$22.73	$21.39	$21.42	$18.37	$13.23	$11.23	$11.19	$9.69	$7.34	$12.75
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	228	920	3,942

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.85	$35.54	$40.27	$32.63	$31.77	$31.25	$26.65	$22.55	$36.86	$27.68
End of period	$33.62	$26.85	$35.54	$40.27	$32.63	$31.77	$31.25	$26.65	$22.55	$36.86
Accumulation units outstanding at the end of period	—	—	—	—	—	—	319	548	4,901	6,330

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.07	$15.58	$15.05	$10.88	$9.91	$9.59	$8.36	$7.15	N/A	N/A
End of period	$14.23	$14.07	$15.58	$15.05	$10.88	$9.91	$9.59	$8.36	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.99	$26.09	$24.26	$18.53	$16.06	$16.67	$13.45	$9.90	$16.12	$15.24
End of period	$29.55	$24.99	$26.09	$24.26	$18.53	$16.06	$16.67	$13.45	$9.90	$16.12
Accumulation units outstanding at the end of period	—	—	—	—	142	154	4,445	10,052	17,746	23,044

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.52	$17.64	$15.85	$12.23	$10.77	$10.78	$9.57	$7.72	$12.57	$12.18
End of period	$19.21	$17.52	$17.64	$15.85	$12.23	$10.77	$10.78	$9.57	$7.72	$12.57
Accumulation units outstanding at the end of period	—	—	—	—	—	—	7,869	37,833	51,991	53,129

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.00	$16.04	$15.75	$11.68	$10.43	$11.48	N/A	N/A	N/A	N/A
End of period	$19.84	$15.00	$16.04	$15.75	$11.68	$10.43	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.23	$22.60	$21.93	$16.10	$14.11	$14.98	$12.05	$9.61	$15.00	$15.57
End of period	$26.31	$21.23	$22.60	$21.93	$16.10	$14.11	$14.98	$12.05	$9.61	$15.00
Accumulation units outstanding at the end of period	—	—	—	—	134	145	1,893	6,778	12,752	11,456

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.24	$10.94	$9.21	$7.42	$6.77	$6.90	$6.25	$3.88	$6.96	$6.17
End of period	$12.54	$11.24	$10.94	$9.21	$7.42	$6.77	$6.90	$6.25	$3.88	$6.96
Accumulation units outstanding at the end of period	—	—	—	—	—	—	798	2,520	6,928	10,282

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.85	$18.44	$18.39	$14.79	$12.47	$13.80	$12.15	$8.85	$15.20	$14.53
End of period	$18.57	$18.85	$18.44	$18.39	$14.79	$12.47	$13.80	$12.15	$8.85	$15.20
Accumulation units outstanding at the end of period	—	—	—	—	162	175	3,223	9,540	12,513	14,750

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.91	$13.53	$13.31	$14.88	$13.94	$12.67	$11.95	$10.35	$10.92	N/A
End of period	$13.36	$12.91	$13.53	$13.31	$14.88	$13.94	$12.67	$11.95	$10.35	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	3,229	5,393	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.23	$19.45	$19.00	$19.71	$18.53	$17.95	$16.95	$14.92	$15.09	$14.17
End of period	$19.44	$19.23	$19.45	$19.00	$19.71	$18.53	$17.95	$16.95	$14.92	$15.09
Accumulation units outstanding at the end of period	—	—	—	—	—	—	12,853	21,323	60,913	59,653

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.47	$19.06	$19.33	$18.15	$15.79	$15.32	$13.46	$9.35	$13.71	$14.08
End of period	$20.12	$17.47	$19.06	$19.33	$18.15	$15.79	$15.32	$13.46	$9.35	$13.71
Accumulation units outstanding at the end of period	—	—	—	—	147	159	4,418	11,453	12,455	11,654

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.98	$28.91	$26.10	$18.91	$16.61	$17.81	$15.40	$10.82	$20.82	$22.41
End of period	$31.11	$25.98	$28.91	$26.10	$18.91	$16.61	$17.81	$15.40	$10.82	$20.82
Accumulation units outstanding at the end of period	—	—	—	—	—	—	122	3,406	7,091	7,094

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.27	$14.55	$14.69	$10.54	$8.22	$10.17	$8.18	$5.92	N/A	N/A
End of period	$15.20	$14.27	$14.55	$14.69	$10.54	$8.22	$10.17	$8.18	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	284	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.54	$19.83	$17.61	$12.45	$10.88	$10.44	$9.32	$6.68	N/A	N/A
End of period	$20.13	$18.54	$19.83	$17.61	$12.45	$10.88	$10.44	$9.32	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,117	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.57	$20.65	$19.06	$13.55	$11.80	$10.84	$9.78	N/A	N/A	N/A
End of period	$21.41	$20.57	$20.65	$19.06	$13.55	$11.80	$10.84	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.68	$17.84	$15.94	$12.38	$11.15	$10.07	$8.65	N/A	N/A	N/A
End of period	$20.49	$17.68	$17.84	$15.94	$12.38	$11.15	$10.07	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.65	$21.99	$18.93	$12.82	$11.41	$10.88	$9.67	$6.26	N/A	N/A
End of period	$19.33	$18.65	$21.99	$18.93	$12.82	$11.41	$10.88	$9.67	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	69	69	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.87	$20.24	$19.29	$15.58	$13.66	$14.58	$12.65	$9.80	$16.37	$15.23
End of period	$20.73	$19.87	$20.24	$19.29	$15.58	$13.66	$14.58	$12.65	$9.80	$16.37
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	6,729	51,222	53,215

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.07	$13.48	$13.28	$12.91	$12.06	$11.88	$11.10	$9.93	$11.70	$11.18
End of period	$13.51	$13.07	$13.48	$13.28	$12.91	$12.06	$11.88	$11.10	$9.93	$11.70
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,710	—	3,514	—

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.87	$20.22	$19.45	$16.12	$14.19	$14.89	$13.02	$10.33	$16.23	$15.17
End of period	$20.72	$19.87	$20.22	$19.45	$16.12	$14.19	$14.89	$13.02	$10.33	$16.23
Accumulation units outstanding at the end of period	—	—	—	422	423	424	3,132	61,777	128,924	182,380

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.57	$14.97	$14.62	$13.45	$12.32	$12.41	$11.33	$9.70	$12.51	$11.79
End of period	$15.14	$14.57	$14.97	$14.62	$13.45	$12.32	$12.41	$11.33	$9.70	$12.51
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,789	1,888

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.59	$19.03	$18.49	$16.22	$14.48	$14.90	$13.37	$11.00	$15.42	$14.42
End of period	$19.32	$18.59	$19.03	$18.49	$16.22	$14.48	$14.90	$13.37	$11.00	$15.42
Accumulation units outstanding at the end of period	—	—	—	—	—	—	29,206	39,183	93,064	110,904

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.79	$18.48	$16.20	$10.85	$9.05	$9.71	N/A	N/A	N/A	N/A
End of period	$18.61	$16.79	$18.48	$16.20	$10.85	$9.05	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$53.20	$48.82	$45.62	$33.42	$28.57	$29.37	$25.55	$18.09	$32.15	$29.66
End of period	$53.12	$53.20	$48.82	$45.62	$33.42	$28.57	$29.37	$25.55	$18.09	$32.15
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,342	9,565	21,679	18,881

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$80.94	$77.23	$69.53	$51.74	$46.28	$47.70	$37.90	$26.22	$44.87	$38.89
End of period	$84.53	$80.94	$77.23	$69.53	$51.74	$46.28	$47.70	$37.90	$26.22	$44.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,141	4,689	7,088	7,676

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.13	$10.26	$10.38	$10.53	$10.44	$10.46	$10.33	$9.74	$10.53	$10.20
End of period	$10.12	$10.13	$10.26	$10.38	$10.53	$10.44	$10.46	$10.33	$9.74	$10.53
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,140	5,752	3,504

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.88	$24.72	$22.17	$16.42	$13.98	$14.50	$12.71	$9.42	$16.07	$16.19
End of period	$26.06	$23.88	$24.72	$22.17	$16.42	$13.98	$14.50	$12.71	$9.42	$16.07
Accumulation units outstanding at the end of period	—	—	—	—	—	—	19,040	29,186	46,011	53,135

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$38.08	$39.04	$36.10	$30.73	$28.36	$27.89	$25.57	$21.70	$27.80	$26.28
End of period	$41.54	$38.08	$39.04	$36.10	$30.73	$28.36	$27.89	$25.57	$21.70	$27.80
Accumulation units outstanding at the end of period	—	—	—	—	166	180	587	5,991	10,765	13,572

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.66	$11.84	$12.03	$12.22	$12.41	$12.61	$12.81	$12.99	$12.91	$12.52
End of period	$11.48	$11.66	$11.84	$12.03	$12.22	$12.41	$12.61	$12.81	$12.99	$12.91
Accumulation units outstanding at the end of period	—	—	—	—	—	—	20,770	38,316	48,934	45,437

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.42	$30.85	$28.15	$21.82	$19.05	$19.76	$17.65	$14.46	$22.04	$20.76
End of period	$32.85	$29.42	$30.85	$28.15	$21.82	$19.05	$19.76	$17.65	$14.46	$22.04
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,147	2,597	3,491	3,494

Accumulation Unit Values
Contract with Endorsements - 1.575%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$36.14	$38.52	$38.06	$29.64	$26.45	$27.50	$20.60	$15.44	$25.42	$23.04
End of period	$37.62	$36.14	$38.52	$38.06	$29.64	$26.45	$27.50	$20.60	$15.44	$25.42
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.74	$39.92	$37.24	$27.22	$25.00	$25.21	$22.73	$17.13	$29.43	$27.24
End of period	$41.28	$41.74	$39.92	$37.24	$27.22	$25.00	$25.21	$22.73	$17.13	$29.43
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.21	$13.62	$13.76	$12.10	$10.87	$11.60	$10.81	$8.96	$12.70	$11.95
End of period	$13.74	$13.21	$13.62	$13.76	$12.10	$10.87	$11.60	$10.81	$8.96	$12.70
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.88	$25.82	$23.89	$17.95	$16.04	$16.43	$14.92	$11.33	$18.88	$19.07
End of period	$27.93	$24.88	$25.82	$23.89	$17.95	$16.04	$16.43	$14.92	$11.33	$18.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.78	$25.08	$24.17	$24.82	$23.39	$22.37	$21.11	$18.79	$20.13	$19.11
End of period	$24.91	$24.78	$25.08	$24.17	$24.82	$23.39	$22.37	$21.11	$18.79	$20.13
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.12	$26.94	$25.05	$19.44	$18.33	$19.74	$16.30	$11.85	$19.73	$20.58
End of period	$27.39	$24.12	$26.94	$25.05	$19.44	$18.33	$19.74	$16.30	$11.85	$19.73
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.32	$25.16	$23.66	$17.21	$14.86	$15.30	$12.32	$9.28	$15.64	$14.27
End of period	$26.69	$24.32	$25.16	$23.66	$17.21	$14.86	$15.30	$12.32	$9.28	$15.64
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$39.61	$39.06	$35.68	$25.52	$22.31	$24.08	$19.48	$13.84	$25.31	$23.81
End of period	$39.19	$39.61	$39.06	$35.68	$25.52	$22.31	$24.08	$19.48	$13.84	$25.31
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.98	$20.20	$19.47	$20.50	$20.10	$18.59	$17.59	$17.23	$16.43	$15.69
End of period	$19.95	$19.98	$20.20	$19.47	$20.50	$20.10	$18.59	$17.59	$17.23	$16.43
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.81	$14.05	$13.52	$14.12	$13.84	$13.12	$12.59	$12.09	$11.85	$11.31
End of period	$13.86	$13.81	$14.05	$13.52	$14.12	$13.84	$13.12	$12.59	$12.09	$11.85
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.43	$14.75	$13.65	$10.62	$9.70	$8.35	$6.81	$5.97	$11.23	$11.30
End of period	$16.45	$14.43	$14.75	$13.65	$10.62	$9.70	$8.35	$6.81	$5.97	$11.23
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.45	$16.90	$18.28	$15.29	$13.16	$15.24	$14.49	$11.39	$20.27	$18.66
End of period	$16.33	$16.45	$16.90	$18.28	$15.29	$13.16	$15.24	$14.49	$11.39	$20.27
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.97	$26.07	$24.25	$18.52	$16.05	$16.66	$13.45	$9.90	$16.11	$15.23
End of period	$29.53	$24.97	$26.07	$24.25	$18.52	$16.05	$16.66	$13.45	$9.90	$16.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.51	$17.63	$15.84	$12.22	$10.76	$10.78	$9.57	$7.71	$12.57	$12.17
End of period	$19.19	$17.51	$17.63	$15.84	$12.22	$10.76	$10.78	$9.57	$7.71	$12.57
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.22	$22.58	$21.92	$16.09	$14.10	$14.98	$12.04	$9.61	$15.00	$15.56
End of period	$26.29	$21.22	$22.58	$21.92	$16.09	$14.10	$14.98	$12.04	$9.61	$15.00
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.83	$18.43	$18.37	$14.78	$12.46	$13.79	$12.14	$8.85	$15.20	$14.52
End of period	$18.55	$18.83	$18.43	$18.37	$14.78	$12.46	$13.79	$12.14	$8.85	$15.20
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.21	$19.44	$18.99	$19.70	$18.52	$17.94	$16.94	$14.91	$15.09	$14.16
End of period	$19.43	$19.21	$19.44	$18.99	$19.70	$18.52	$17.94	$16.94	$14.91	$15.09
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.95	$28.88	$26.08	$18.89	$16.59	$17.79	$15.39	$10.81	$20.81	$22.40
End of period	$31.07	$25.95	$28.88	$26.08	$18.89	$16.59	$17.79	$15.39	$10.81	$20.81
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.85	$20.22	$19.27	$15.57	$13.65	$14.56	$12.64	$9.80	$16.36	$15.22
End of period	$20.72	$19.85	$20.22	$19.27	$15.57	$13.65	$14.56	$12.64	$9.80	$16.36
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.85	$20.21	$19.43	$16.10	$14.18	$14.88	$13.01	$10.32	$16.22	$15.16
End of period	$20.70	$19.85	$20.21	$19.43	$16.10	$14.18	$14.88	$13.01	$10.32	$16.22
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.57	$19.01	$18.48	$16.20	$14.47	$14.89	$13.37	$11.00	$15.41	$14.41
End of period	$19.30	$18.57	$19.01	$18.48	$16.20	$14.47	$14.89	$13.37	$11.00	$15.41
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$53.15	$48.77	$45.58	$33.39	$28.54	$29.34	$25.53	$18.07	$32.12	$29.64
End of period	$53.06	$53.15	$48.77	$45.58	$33.39	$28.54	$29.34	$25.53	$18.07	$32.12
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$81.02	$77.30	$69.60	$51.80	$46.33	$47.76	$37.94	$26.25	$44.93	$38.94
End of period	$84.60	$81.02	$77.30	$69.60	$51.80	$46.33	$47.76	$37.94	$26.25	$44.93
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.87	$24.70	$22.16	$16.42	$13.97	$14.50	$12.71	$9.42	$16.07	$16.19
End of period	$26.04	$23.87	$24.70	$22.16	$16.42	$13.97	$14.50	$12.71	$9.42	$16.07
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$38.04	$39.01	$36.07	$30.70	$28.33	$27.87	$25.55	$21.68	$27.78	$26.26
End of period	$41.50	$38.04	$39.01	$36.07	$30.70	$28.33	$27.87	$25.55	$21.68	$27.78
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.62	$11.81	$11.99	$12.18	$12.38	$12.57	$12.77	$12.96	$12.88	$12.49
End of period	$11.44	$11.62	$11.81	$11.99	$12.18	$12.38	$12.57	$12.77	$12.96	$12.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.60%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.66	$17.24	$17.24	$16.00	$14.65	$15.74	$13.81	N/A	N/A	N/A
End of period	$16.93	$16.66	$17.24	$17.24	$16.00	$14.65	$15.74	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,315	9,232	14,820	18,091	21,892	47,062	34,013	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.16	$11.65	$11.27	$9.23	$8.19	$8.59	$7.74	$6.27	$10.49	N/A
End of period	$11.87	$11.16	$11.65	$11.27	$9.23	$8.19	$8.59	$7.74	$6.27	N/A
Accumulation units outstanding at the end of period	9,465	9,578	9,694	9,827	11,993	16,405	13,202	12,099	12,513	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.40	$12.84	$12.38	$10.74	$9.63	$9.72	$8.89	$7.61	$10.54	N/A
End of period	$13.09	$12.40	$12.84	$12.38	$10.74	$9.63	$9.72	$8.89	$7.61	N/A
Accumulation units outstanding at the end of period	16,151	17,332	3,908	9,948	6,016	44,518	39,488	25,638	11,832	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.00	$12.44	$12.03	$9.97	$8.87	$9.09	$8.15	$6.75	$10.51	N/A
End of period	$12.70	$12.00	$12.44	$12.03	$9.97	$8.87	$9.09	$8.15	$6.75	N/A
Accumulation units outstanding at the end of period	8,276	11,043	14,417	16,355	14,654	17,499	6,876	3,492	11,350	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.92	$16.55	$16.45	$14.68	$13.42	$14.00	$12.58	N/A	N/A	N/A
End of period	$16.62	$15.92	$16.55	$16.45	$14.68	$13.42	$14.00	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,637	4,717	4,879	18,544	13,393	20,622	27,227	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.30	$16.95	$16.90	$15.27	$13.94	$14.73	$13.08	N/A	N/A	N/A
End of period	$16.88	$16.30	$16.95	$16.90	$15.27	$13.94	$14.73	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,095	3,489	3,665	4,865	8,423	36,085	27,889	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.30	$16.91	$16.87	$15.53	$14.23	$15.16	$13.41	N/A	N/A	N/A
End of period	$16.70	$16.30	$16.91	$16.87	$15.53	$14.23	$15.16	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,081	21,840	36,030	37,092	34,586	34,285	40,821	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.93	$38.30	$37.86	$29.48	$26.32	$27.37	$20.51	$15.38	$25.32	$22.96
End of period	$37.39	$35.93	$38.30	$37.86	$29.48	$26.32	$27.37	$20.51	$15.38	$25.32
Accumulation units outstanding at the end of period	16,497	18,611	24,175	41,294	51,004	79,717	68,702	49,262	62,292	83,986

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.24	$18.22	$18.48	$13.98	$12.07	$12.61	$10.10	$7.69	$11.68	$12.64
End of period	$19.78	$16.24	$18.22	$18.48	$13.98	$12.07	$12.61	$10.10	$7.69	$11.68
Accumulation units outstanding at the end of period	12,009	14,266	21,189	27,745	26,732	44,796	60,664	78,928	62,484	29,710

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.79	$12.00	$11.69	$10.31	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.46	$11.79	$12.00	$11.69	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,153	16,041	12,990	18,908	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.65	$16.45	$14.53	$11.15	$9.99	$10.28	N/A	N/A	N/A	N/A
End of period	$18.23	$15.65	$16.45	$14.53	$11.15	$9.99	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	18,524	24,526	23,046	20,615	16,957	13,100	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.90	$10.51	$10.55	$11.05	$10.62	$10.34	N/A	N/A	N/A	N/A
End of period	$9.97	$9.90	$10.51	$10.55	$11.05	$10.62	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,291	24,712	40,175	38,755	31,322	39,235	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.59	$12.80	$12.77	$10.15	$8.75	$11.03	N/A	N/A	N/A	N/A
End of period	$12.61	$12.59	$12.80	$12.77	$10.15	$8.75	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	440	3,656	530	617	3,849	13,815	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.43	$12.58	$12.29	$10.33	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.14	$12.43	$12.58	$12.29	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,978	4,597	7,900	1,893	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.13	$16.23	$14.96	$11.44	$9.94	$10.34	N/A	N/A	N/A	N/A
End of period	$17.64	$16.13	$16.23	$14.96	$11.44	$9.94	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,544	25,795	18,351	11,775	23,705	11,619	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.13	$11.89	$12.46	$10.45	$9.05	$10.74	N/A	N/A	N/A	N/A
End of period	$11.29	$11.13	$11.89	$12.46	$10.45	$9.05	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,470	21,492	24,743	20,783	26,475	31,652	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.24	$10.79	$11.95	$10.95	$9.48	$11.24	N/A	N/A	N/A	N/A
End of period	$10.58	$10.24	$10.79	$11.95	$10.95	$9.48	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,996	24,616	41,757	27,685	33,519	28,173	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	59	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.53	$11.87	$11.84	$10.53	$9.76	$10.31	N/A	N/A	N/A	N/A
End of period	$11.79	$11.53	$11.87	$11.84	$10.53	$9.76	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	35,327	40,668	45,073	58,091	47,736	38,799	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.92	$9.22	$10.92	$10.13	$10.22	$11.21	$9.70	$6.57	$13.69	N/A
End of period	$8.61	$6.92	$9.22	$10.92	$10.13	$10.22	$11.21	$9.70	$6.57	N/A
Accumulation units outstanding at the end of period	35,262	38,370	59,106	79,793	116,447	146,575	175,601	199,033	145,616	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.53	$39.72	$37.07	$27.10	$24.90	$25.11	$22.64	$17.07	$29.33	$27.17
End of period	$41.06	$41.53	$39.72	$37.07	$27.10	$24.90	$25.11	$22.64	$17.07	$29.33
Accumulation units outstanding at the end of period	24,597	12,309	11,813	11,046	12,329	22,475	23,182	32,969	35,020	28,764

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.44	$15.51	$14.68	$12.09	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$13.78	$12.44	$15.51	$14.68	$12.09	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,671	8,464	6,948	5,108	2,319	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.15	$13.57	$13.72	$12.06	$10.84	$11.57	$10.78	$8.95	$12.68	$11.93
End of period	$13.69	$13.15	$13.57	$13.72	$12.06	$10.84	$11.57	$10.78	$8.95	$12.68
Accumulation units outstanding at the end of period	30,024	34,033	35,857	64,041	72,516	107,881	96,768	142,837	214,167	215,885

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.62	$13.29	$15.10	$12.63	$10.95	$12.77	$12.06	$9.42	$17.24	$15.65
End of period	$12.42	$12.62	$13.29	$15.10	$12.63	$10.95	$12.77	$12.06	$9.42	$17.24
Accumulation units outstanding at the end of period	59,765	65,807	72,484	71,863	72,849	105,137	140,938	193,578	204,820	306,032

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.76	$25.70	$23.78	$17.88	$15.98	$16.37	$14.87	$11.29	$18.82	$19.02
End of period	$27.79	$24.76	$25.70	$23.78	$17.88	$15.98	$16.37	$14.87	$11.29	$18.82
Accumulation units outstanding at the end of period	13,473	16,552	23,991	32,950	33,882	54,658	57,001	57,557	69,659	77,438

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	26,922	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.09	$13.53	$14.32	$11.77	$10.20	$11.20	$10.37	N/A	N/A	N/A
End of period	$12.34	$12.09	$13.53	$14.32	$11.77	$10.20	$11.20	N/A	N/A	N/A
Accumulation units outstanding at the end of period	32,296	60,470	81,468	89,350	90,732	123,909	99,341	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.95	$11.86	$11.74	$9.63	$8.44	$8.69	$8.00	$6.25	$9.94	N/A
End of period	$12.23	$10.95	$11.86	$11.74	$9.63	$8.44	$8.69	$8.00	$6.25	N/A
Accumulation units outstanding at the end of period	30,226	31,200	67,223	78,835	99,381	162,983	164,667	179,612	229,899	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.90	$10.75	$11.19	$8.72	$7.26	$7.86	$7.46	$5.79	$9.91	N/A
End of period	$10.78	$9.90	$10.75	$11.19	$8.72	$7.26	$7.86	$7.46	$5.79	N/A
Accumulation units outstanding at the end of period	13,749	13,840	18,594	26,141	19,060	19,148	20,687	11,975	10,046	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.98	$11.64	$11.88	$11.66	$10.05	N/A	N/A	N/A	N/A	N/A
End of period	$11.22	$10.98	$11.64	$11.88	$11.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,751	59,236	77,752	72,853	19,521	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.63	$13.86	$13.65	$12.15	$11.01	$10.91	$9.85	$7.53	$10.89	$10.86
End of period	$14.19	$12.63	$13.86	$13.65	$12.15	$11.01	$10.91	$9.85	$7.53	$10.89
Accumulation units outstanding at the end of period	60,051	58,692	86,205	110,179	134,652	169,140	183,776	154,532	141,496	72,687

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.98	$9.77	$10.96	$8.41	$6.71	$7.97	$6.72	$4.47	N/A	N/A
End of period	$9.70	$9.98	$9.77	$10.96	$8.41	$6.71	$7.97	$6.72	N/A	N/A
Accumulation units outstanding at the end of period	19,386	26,867	35,585	34,430	22,179	33,872	25,167	28,524	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.29	$12.03	$11.39	$9.02	$8.07	$8.25	$7.52	$6.03	$9.87	N/A
End of period	$12.85	$11.29	$12.03	$11.39	$9.02	$8.07	$8.25	$7.52	$6.03	N/A
Accumulation units outstanding at the end of period	19,219	21,911	26,368	21,907	34,526	40,318	40,649	31,950	16,761	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.60	$24.90	$24.01	$24.66	$23.25	$22.23	$20.99	$18.68	$20.02	$19.01
End of period	$24.72	$24.60	$24.90	$24.01	$24.66	$23.25	$22.23	$20.99	$18.68	$20.02
Accumulation units outstanding at the end of period	24,102	26,872	38,253	52,877	56,762	85,171	109,286	120,618	170,592	241,996

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.81	$12.53	$13.40	$14.77	$12.50	$13.33	$11.67	$9.64	N/A	N/A
End of period	$11.60	$10.81	$12.53	$13.40	$14.77	$12.50	$13.33	$11.67	N/A	N/A
Accumulation units outstanding at the end of period	2,882	3,633	5,260	9,195	50,900	74,533	125,610	79,205	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.17	$20.28	$18.21	$13.94	$12.00	$13.05	$10.66	$8.17	$12.98	$12.84
End of period	$20.31	$18.17	$20.28	$18.21	$13.94	$12.00	$13.05	$10.66	$8.17	$12.98
Accumulation units outstanding at the end of period	21,129	28,203	28,105	30,204	41,455	59,867	83,349	100,765	91,091	71,341

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.77	$13.20	$11.78	$8.92	$7.58	$8.61	$8.05	$6.55	$10.69	N/A
End of period	$13.56	$12.77	$13.20	$11.78	$8.92	$7.58	$8.61	$8.05	$6.55	N/A
Accumulation units outstanding at the end of period	4,538	5,348	16,441	15,222	14,333	7,218	17,692	17,858	18,380	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.29	$7.80	$7.11	$7.40	$6.09	$8.58	$7.46	$4.16	N/A	N/A
End of period	$6.93	$7.29	$7.80	$7.11	$7.40	$6.09	$8.58	$7.46	N/A	N/A
Accumulation units outstanding at the end of period	22,725	20,382	21,031	31,147	32,037	50,774	78,667	101,251	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.07	$16.49	$14.57	$14.40	$11.41	$12.36	$10.72	$8.22	$13.00	$15.54
End of period	$16.20	$16.07	$16.49	$14.57	$14.40	$11.41	$12.36	$10.72	$8.22	$13.00
Accumulation units outstanding at the end of period	28,539	73,502	87,728	110,073	126,808	67,605	81,715	75,302	69,316	49,235

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.90	$19.61	$19.88	$16.98	$14.90	$16.26	$14.71	$10.91	$18.77	$17.38
End of period	$18.38	$18.90	$19.61	$19.88	$16.98	$14.90	$16.26	$14.71	$10.91	$18.77
Accumulation units outstanding at the end of period	39,615	28,507	32,520	54,323	63,767	68,098	90,245	54,242	88,509	122,436

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$24.01	$26.83	$24.96	$19.37	$18.27	$19.68	$16.25	$11.82	$19.68	$20.54
End of period	$27.26	$24.01	$26.83	$24.96	$19.37	$18.27	$19.68	$16.25	$11.82	$19.68
Accumulation units outstanding at the end of period	25,240	28,942	32,905	45,674	57,158	79,684	67,808	85,142	117,623	172,287

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.23	$25.07	$23.59	$17.16	$14.82	$15.27	$12.29	$9.26	$15.62	$14.25
End of period	$26.59	$24.23	$25.07	$23.59	$17.16	$14.82	$15.27	$12.29	$9.26	$15.62
Accumulation units outstanding at the end of period	20,092	21,453	21,558	14,997	17,873	19,467	25,239	29,676	37,423	48,710

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$39.40	$38.87	$35.52	$25.41	$22.21	$23.99	$19.41	$13.79	$25.23	$23.75
End of period	$38.98	$39.40	$38.87	$35.52	$25.41	$22.21	$23.99	$19.41	$13.79	$25.23
Accumulation units outstanding at the end of period	7,010	9,591	10,195	9,978	12,622	19,608	15,599	15,569	27,890	29,535

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.88	$20.10	$19.38	$20.41	$20.01	$18.51	$17.53	$17.17	$16.38	$15.65
End of period	$19.84	$19.88	$20.10	$19.38	$20.41	$20.01	$18.51	$17.53	$17.17	$16.38
Accumulation units outstanding at the end of period	25,663	43,344	54,473	58,433	80,064	119,384	144,991	163,193	282,452	165,967

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.94	$12.42	$13.32	$13.69	$11.38	$14.06	$11.72	$6.93	$14.10	$10.87
End of period	$11.67	$9.94	$12.42	$13.32	$13.69	$11.38	$14.06	$11.72	$6.93	$14.10
Accumulation units outstanding at the end of period	19,875	20,696	31,052	52,874	78,211	146,864	221,651	223,613	170,944	152,054

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.25	$12.74	$11.95	$9.51	$8.34	$8.65	$7.55	$6.16	$9.81	N/A
End of period	$13.51	$12.25	$12.74	$11.95	$9.51	$8.34	$8.65	$7.55	$6.16	N/A
Accumulation units outstanding at the end of period	32,857	34,766	37,638	44,486	44,863	56,697	65,093	83,748	35,261	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.77	$14.01	$13.47	$14.08	$13.81	$13.09	$12.56	$12.07	$11.83	$11.30
End of period	$13.81	$13.77	$14.01	$13.47	$14.08	$13.81	$13.09	$12.56	$12.07	$11.83
Accumulation units outstanding at the end of period	66,571	87,428	122,325	158,467	193,006	280,459	357,272	439,570	515,065	632,500

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.71	$7.62	$7.34	$6.16	$5.20	$5.46	$4.53	$3.66	$6.17	$6.01
End of period	$9.37	$7.71	$7.62	$7.34	$6.16	$5.20	$5.46	$4.53	$3.66	$6.17
Accumulation units outstanding at the end of period	20,335	27,874	29,204	32,586	38,616	45,715	38,520	68,798	66,310	185,751

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.59	$21.68	$19.88	$14.32	$11.78	$11.24	$9.30	$7.10	$10.50	$11.58
End of period	$23.60	$22.59	$21.68	$19.88	$14.32	$11.78	$11.24	$9.30	$7.10	$10.50
Accumulation units outstanding at the end of period	10,036	27,251	15,435	23,755	22,824	25,962	32,044	25,596	28,602	21,720

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.37	$14.70	$13.60	$10.59	$9.67	$8.33	$6.79	$5.95	$11.21	$11.28
End of period	$16.38	$14.37	$14.70	$13.60	$10.59	$9.67	$8.33	$6.79	$5.95	$11.21
Accumulation units outstanding at the end of period	133,196	170,176	223,345	306,057	398,495	653,156	709,174	1,018,163	1,308,969	1,753,198

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.79	$9.34	$9.85	$10.45	$9.03	N/A	N/A	N/A	N/A	N/A
End of period	$8.44	$7.79	$9.34	$9.85	$10.45	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	37,254	33,677	33,309	33,311	25,500	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.78	$14.28	$15.02	$11.69	$10.93	$11.99	$11.93	N/A	N/A	N/A
End of period	$13.31	$13.78	$14.28	$15.02	$11.69	$10.93	$11.99	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,120	10,697	4,540	1,336	4,673	492	740	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.42	$11.74	$10.55	$8.04	$6.48	$7.55	$6.76	$5.79	$11.93	$14.67
End of period	$13.95	$11.42	$11.74	$10.55	$8.04	$6.48	$7.55	$6.76	$5.79	$11.93
Accumulation units outstanding at the end of period	46,539	51,438	63,817	73,721	82,460	86,762	89,193	90,063	95,346	37,441

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.91	$18.72	$17.16	$15.39	$12.73	$14.10	$12.49	$9.68	$19.11	$17.48
End of period	$17.79	$16.91	$18.72	$17.16	$15.39	$12.73	$14.10	$12.49	$9.68	$19.11
Accumulation units outstanding at the end of period	132,300	163,334	208,208	262,256	340,971	516,853	562,493	803,629	1,050,065	1,424,761

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.28	$25.06	$20.35	$14.67	$12.58	$11.53	$11.28	$9.47	$12.53	$11.84
End of period	$24.88	$26.28	$25.06	$20.35	$14.67	$12.58	$11.53	$11.28	$9.47	$12.53
Accumulation units outstanding at the end of period	38,997	61,384	44,017	52,487	60,425	79,469	65,592	77,716	115,679	124,140

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.67	$13.07	$12.61	$10.36	$9.24	$9.58	$8.41	$6.83	N/A	N/A
End of period	$13.96	$12.67	$13.07	$12.61	$10.36	$9.24	$9.58	$8.41	N/A	N/A
Accumulation units outstanding at the end of period	19,298	23,659	18,014	11,169	16,446	39,153	16,564	29,377	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.39	$16.84	$18.22	$15.25	$13.13	$15.21	$14.47	$11.37	$20.24	$18.63
End of period	$16.26	$16.39	$16.84	$18.22	$15.25	$13.13	$15.21	$14.47	$11.37	$20.24
Accumulation units outstanding at the end of period	80,280	103,227	130,889	157,554	190,201	259,643	328,235	425,339	516,857	577,791

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.74	$17.54	$16.01	$12.36	$10.64	$11.04	$9.58	$7.84	$13.86	$13.89
End of period	$18.49	$16.74	$17.54	$16.01	$12.36	$10.64	$11.04	$9.58	$7.84	$13.86
Accumulation units outstanding at the end of period	157,683	201,439	239,182	327,443	385,973	516,513	594,613	828,158	960,767	1,311,190

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.32	$21.36	$18.32	$13.19	$11.21	$11.16	$9.68	$7.33	$12.74	$10.87
End of period	$22.65	$21.32	$21.36	$18.32	$13.19	$11.21	$11.16	$9.68	$7.33	$12.74
Accumulation units outstanding at the end of period	25,257	30,754	20,446	36,334	50,044	50,567	30,294	40,490	38,951	51,142

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.71	$35.37	$40.09	$32.50	$31.65	$31.14	$26.57	$22.48	$36.76	$27.62
End of period	$33.45	$26.71	$35.37	$40.09	$32.50	$31.65	$31.14	$26.57	$22.48	$36.76
Accumulation units outstanding at the end of period	22,614	24,535	30,704	43,343	56,444	76,065	73,613	83,644	106,694	119,098

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.08	$15.56	$15.32	$13.82	$12.54	$12.98	$11.68	N/A	N/A	N/A
End of period	$17.34	$16.08	$15.56	$15.32	$13.82	$12.54	$12.98	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,862	2,456	2,324	2,173	1,464	110	6,325	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.03	$15.54	$15.01	$10.86	$9.89	$9.58	$8.35	$7.14	$10.79	$10.19
End of period	$14.19	$14.03	$15.54	$15.01	$10.86	$9.89	$9.58	$8.35	$7.14	$10.79
Accumulation units outstanding at the end of period	139,854	168,646	169,611	226,976	3,540	2,663	6,493	6,692	5,560	2,248

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.89	$25.99	$24.17	$18.47	$16.01	$16.62	$13.42	$9.88	$16.09	$15.21
End of period	$29.42	$24.89	$25.99	$24.17	$18.47	$16.01	$16.62	$13.42	$9.88	$16.09
Accumulation units outstanding at the end of period	81,690	98,765	125,500	183,786	206,133	307,268	390,096	468,158	589,520	669,496

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.45	$17.57	$15.79	$12.19	$10.74	$10.75	$9.55	$7.70	$12.55	$12.16
End of period	$19.12	$17.45	$17.57	$15.79	$12.19	$10.74	$10.75	$9.55	$7.70	$12.55
Accumulation units outstanding at the end of period	272,454	301,477	408,993	529,369	565,899	714,693	775,772	991,699	1,033,940	1,162,125

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.96	$16.01	$15.72	$11.67	$10.41	$11.46	$9.65	$6.07	$8.83	N/A
End of period	$19.79	$14.96	$16.01	$15.72	$11.67	$10.41	$11.46	$9.65	$6.07	N/A
Accumulation units outstanding at the end of period	9,630	10,480	19,866	13,884	27,070	36,702	56,053	46,600	22,777	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.14	$22.51	$21.86	$16.04	$14.07	$14.94	$12.02	$9.59	$14.97	$15.54
End of period	$26.19	$21.14	$22.51	$21.86	$16.04	$14.07	$14.94	$12.02	$9.59	$14.97
Accumulation units outstanding at the end of period	145,754	177,903	228,600	313,784	229,832	305,641	408,199	499,173	519,454	581,082

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.19	$10.89	$9.17	$7.39	$6.75	$6.88	$6.24	$3.87	$6.95	$6.16
End of period	$12.48	$11.19	$10.89	$9.17	$7.39	$6.75	$6.88	$6.24	$3.87	$6.95
Accumulation units outstanding at the end of period	37,454	65,180	28,683	53,898	79,430	116,659	151,644	195,517	130,928	176,005

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.87	$12.60	$12.86	$9.48	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.74	$11.87	$12.60	$12.86	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	2,201	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.29	$10.58	$10.25	$10.43	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.72	$10.29	$10.58	$10.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,753	15,447	28,734	8,354	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.76	$18.37	$18.31	$14.74	$12.43	$13.76	$12.12	$8.83	$15.17	$14.50
End of period	$18.48	$18.76	$18.37	$18.31	$14.74	$12.43	$13.76	$12.12	$8.83	$15.17
Accumulation units outstanding at the end of period	56,126	64,623	66,944	82,670	87,481	116,351	132,917	132,876	156,244	182,742

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.5	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,159	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.87	$13.50	$13.28	$14.85	$13.92	$12.66	$11.94	$10.35	$10.92	N/A
End of period	$13.32	$12.87	$13.50	$13.28	$14.85	$13.92	$12.66	$11.94	$10.35	N/A
Accumulation units outstanding at the end of period	44,821	42,023	66,502	82,335	190,540	244,902	283,574	326,708	467,082	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.12	$19.35	$18.91	$19.63	$18.45	$17.88	$16.89	$14.87	$15.05	$14.13
End of period	$19.33	$19.12	$19.35	$18.91	$19.63	$18.45	$17.88	$16.89	$14.87	$15.05
Accumulation units outstanding at the end of period	117,897	143,706	200,071	256,838	429,186	553,241	629,749	624,043	679,057	628,085

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.34	$10.65	$10.80	$10.52	$9.91	N/A	N/A	N/A	N/A	N/A
End of period	$11.14	$10.34	$10.65	$10.80	$10.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	40,907	50,692	80,312	97,654	20,328	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.37	$18.96	$19.24	$18.07	$15.72	$15.26	$13.41	$9.32	$13.67	$14.05
End of period	$20.01	$17.37	$18.96	$19.24	$18.07	$15.72	$15.26	$13.41	$9.32	$13.67
Accumulation units outstanding at the end of period	58,658	64,235	85,066	98,034	140,764	202,691	165,816	257,218	188,327	189,756

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.85	$16.41	$15.10	$10.88	$9.49	$10.42	$8.17	$5.63	N/A	N/A
End of period	$18.62	$14.85	$16.41	$15.10	$10.88	$9.49	$10.42	$8.17	N/A	N/A
Accumulation units outstanding at the end of period	13,947	3,518	7,255	10,187	7,991	7,672	18,069	310	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.74	$15.52	$14.90	$11.02	$9.36	$10.34	$8.23	$6.24	N/A	N/A
End of period	$18.94	$14.74	$15.52	$14.90	$11.02	$9.36	$10.34	$8.23	N/A	N/A
Accumulation units outstanding at the end of period	20,010	19,175	11,438	3,263	1,638	1,333	6,496	300	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.82	$28.74	$25.96	$18.81	$16.53	$17.72	$15.33	$10.78	$20.74	$22.34
End of period	$30.91	$25.82	$28.74	$25.96	$18.81	$16.53	$17.72	$15.33	$10.78	$20.74
Accumulation units outstanding at the end of period	8,290	10,835	9,814	8,705	9,715	15,324	17,042	19,565	30,432	29,294

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.24	$14.53	$14.67	$10.52	$8.21	$10.17	$8.18	$5.92	N/A	N/A
End of period	$15.16	$14.24	$14.53	$14.67	$10.52	$8.21	$10.17	$8.18	N/A	N/A
Accumulation units outstanding at the end of period	12,313	13,177	18,001	26,195	36,949	48,199	35,001	31,560	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.49	$19.79	$17.58	$12.44	$10.87	$10.43	$9.32	$6.67	$9.92	N/A
End of period	$20.07	$18.49	$19.79	$17.58	$12.44	$10.87	$10.43	$9.32	$6.67	N/A
Accumulation units outstanding at the end of period	180,939	213,254	69,495	86,052	109,574	149,424	128,009	164,543	190,623	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.52	$20.61	$19.03	$13.53	$11.79	$10.84	$9.78	$6.89	N/A	N/A
End of period	$21.35	$20.52	$20.61	$19.03	$13.53	$11.79	$10.84	$9.78	N/A	N/A
Accumulation units outstanding at the end of period	22,188	32,421	34,057	36,639	22,715	40,579	42,639	71,039	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.64	$17.80	$15.91	$12.36	$11.13	$10.06	$8.65	$7.12	$9.76	N/A
End of period	$20.44	$17.64	$17.80	$15.91	$12.36	$11.13	$10.06	$8.65	$7.12	N/A
Accumulation units outstanding at the end of period	62,342	60,252	68,346	66,918	56,261	86,281	74,429	66,350	88,641	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.62	$21.96	$18.91	$12.81	$11.41	$10.88	$9.67	$6.26	N/A	N/A
End of period	$19.29	$18.62	$21.96	$18.91	$12.81	$11.41	$10.88	$9.67	N/A	N/A
Accumulation units outstanding at the end of period	13,932	18,516	21,921	14,754	13,640	36,775	53,277	61,752	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.77	$20.13	$19.20	$15.51	$13.60	$14.52	$12.60	$9.77	$16.32	$15.19
End of period	$20.62	$19.77	$20.13	$19.20	$15.51	$13.60	$14.52	$12.60	$9.77	$16.32
Accumulation units outstanding at the end of period	141,424	175,966	204,641	249,709	326,689	492,402	469,099	581,625	658,558	744,367

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.02	$13.44	$13.25	$12.88	$12.03	$11.85	$11.08	$9.92	$11.69	$11.17
End of period	$13.46	$13.02	$13.44	$13.25	$12.88	$12.03	$11.85	$11.08	$9.92	$11.69
Accumulation units outstanding at the end of period	41,738	56,873	97,563	104,742	150,702	212,813	194,748	273,525	377,142	233,966

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.76	$20.12	$19.36	$16.04	$14.14	$14.83	$12.98	$10.30	$16.18	$15.13
End of period	$20.60	$19.76	$20.12	$19.36	$16.04	$14.14	$14.83	$12.98	$10.30	$16.18
Accumulation units outstanding at the end of period	244,768	283,691	313,547	397,937	464,464	676,474	924,839	1,106,591	1,251,045	1,553,956

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.52	$14.92	$14.58	$13.42	$12.29	$12.39	$11.31	$9.69	$12.50	$11.79
End of period	$15.08	$14.52	$14.92	$14.58	$13.42	$12.29	$12.39	$11.31	$9.69	$12.50
Accumulation units outstanding at the end of period	76,050	82,549	110,972	103,211	203,955	228,643	180,528	304,321	188,635	114,162

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.49	$18.93	$18.41	$16.14	$14.42	$14.84	$13.33	$10.97	$15.37	$14.38
End of period	$19.21	$18.49	$18.93	$18.41	$16.14	$14.42	$14.84	$13.33	$10.97	$15.37
Accumulation units outstanding at the end of period	223,788	301,377	392,042	452,671	576,191	761,216	898,369	1,014,027	994,659	1,257,251

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,492	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.75	$18.44	$16.17	$10.83	$9.04	$9.70	$8.96	$6.37	N/A	N/A
End of period	$18.56	$16.75	$18.44	$16.17	$10.83	$9.04	$9.70	$8.96	N/A	N/A
Accumulation units outstanding at the end of period	12,474	14,325	12,218	15,415	10,114	24,121	40,749	61,218	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$52.88	$48.53	$45.37	$33.24	$28.43	$29.23	$25.44	$18.01	$32.02	$29.55
End of period	$52.78	$52.88	$48.53	$45.37	$33.24	$28.43	$29.23	$25.44	$18.01	$32.02
Accumulation units outstanding at the end of period	49,872	56,515	63,628	92,591	111,492	140,609	172,031	167,867	166,973	218,018

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$80.44	$76.78	$69.14	$51.47	$46.05	$47.48	$37.73	$26.11	$44.70	$38.76
End of period	$83.98	$80.44	$76.78	$69.14	$51.47	$46.05	$47.48	$37.73	$26.11	$44.70
Accumulation units outstanding at the end of period	30,158	35,319	43,083	56,369	81,313	107,952	124,183	118,373	128,830	138,400

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.10	$10.23	$10.35	$10.51	$10.42	$10.45	$10.31	$9.74	$10.52	$10.20
End of period	$10.08	$10.10	$10.23	$10.35	$10.51	$10.42	$10.45	$10.31	$9.74	$10.52
Accumulation units outstanding at the end of period	70,375	56,536	79,000	70,323	54,189	100,958	115,310	119,876	78,072	76,452

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.77	$24.61	$22.08	$16.36	$13.93	$14.46	$12.68	$9.40	$16.04	$16.16
End of period	$25.93	$23.77	$24.61	$22.08	$16.36	$13.93	$14.46	$12.68	$9.40	$16.04
Accumulation units outstanding at the end of period	69,382	77,604	94,305	117,893	144,760	217,782	251,404	342,999	366,376	447,684

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.84	$38.81	$35.90	$30.57	$28.21	$27.76	$25.45	$21.61	$27.70	$26.18
End of period	$41.27	$37.84	$38.81	$35.90	$30.57	$28.21	$27.76	$25.45	$21.61	$27.70
Accumulation units outstanding at the end of period	77,015	75,328	97,352	122,647	127,281	190,067	213,265	258,407	306,317	300,500

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.58	$11.76	$11.95	$12.14	$12.34	$12.54	$12.74	$12.93	$12.85	$12.47
End of period	$11.39	$11.58	$11.76	$11.95	$12.14	$12.34	$12.54	$12.74	$12.93	$12.85
Accumulation units outstanding at the end of period	52,337	64,320	76,002	153,261	204,930	256,721	262,690	405,623	956,327	647,788

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.30	$30.74	$28.05	$21.75	$19.00	$19.71	$17.61	$14.44	$22.01	$20.74
End of period	$32.71	$29.30	$30.74	$28.05	$21.75	$19.00	$19.71	$17.61	$14.44	$22.01
Accumulation units outstanding at the end of period	41,374	41,749	52,479	76,489	92,773	129,682	157,482	123,431	156,858	206,105

Accumulation Unit Values
Contract with Endorsements - 1.605%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.66	$17.24	$17.23	$15.99	$14.65	$15.74	N/A	N/A	N/A	N/A
End of period	$16.92	$16.66	$17.24	$17.23	$15.99	$14.65	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	2,818	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.16	$11.64	$11.27	$9.23	$8.19	$8.59	$7.74	$6.27	$10.49	N/A
End of period	$11.87	$11.16	$11.64	$11.27	$9.23	$8.19	$8.59	$7.74	$6.27	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	2,726	2,713	2,742	2,702	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.40	$12.83	$12.38	$10.74	$9.63	$9.72	$8.89	N/A	N/A	N/A
End of period	$13.09	$12.40	$12.83	$12.38	$10.74	$9.63	$9.72	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	1,264	5,625	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.99	$12.43	$12.03	$9.96	$8.86	$9.09	N/A	N/A	N/A	N/A
End of period	$12.69	$11.99	$12.43	$12.03	$9.96	$8.86	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	5,777	5,835	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.29	$16.95	$16.90	$15.27	$13.94	$14.72	$13.08	N/A	N/A	N/A
End of period	$16.87	$16.29	$16.95	$16.90	$15.27	$13.94	$14.72	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	781	791	1,088	1,101	4,587	297	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.29	$16.90	$16.86	$15.53	$14.23	N/A	N/A	N/A	N/A	N/A
End of period	$16.69	$16.29	$16.90	$16.86	$15.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,681	3,141	2,815	2,676	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.89	$38.26	$37.82	$29.46	$26.30	$27.35	$20.49	$15.37	$25.31	$22.94
End of period	$37.35	$35.89	$38.26	$37.82	$29.46	$26.30	$27.35	$20.49	$15.37	$25.31
Accumulation units outstanding at the end of period	—	—	—	—	—	294	35	36	36	37

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.23	$18.21	$18.47	$13.97	$12.07	$12.61	$10.10	$7.68	$11.68	$12.64
End of period	$19.77	$16.23	$18.21	$18.47	$13.97	$12.07	$12.61	$10.10	$7.68	$11.68
Accumulation units outstanding at the end of period	—	—	431	437	444	66	645	440	492	457

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.90	$10.50	$10.55	$11.05	$10.61	N/A	N/A	N/A	N/A	N/A
End of period	$9.97	$9.90	$10.50	$10.55	$11.05	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	2,625	2,661	2,693	2,483	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.52	$11.87	$11.84	$10.53	$9.76	N/A	N/A	N/A	N/A	N/A
End of period	$11.79	$11.52	$11.87	$11.84	$10.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,449	1,470	1,489	1,510	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.91	$9.21	$10.92	$10.13	$10.21	$11.20	$9.69	$6.57	$13.69	N/A
End of period	$8.61	$6.91	$9.21	$10.92	$10.13	$10.21	$11.20	$9.69	$6.57	N/A
Accumulation units outstanding at the end of period	—	429	757	767	710	2,168	2,578	2,532	2,345	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.49	$39.68	$37.03	$27.08	$24.88	$25.09	$22.63	$17.06	$29.31	$27.15
End of period	$41.01	$41.49	$39.68	$37.03	$27.08	$24.88	$25.09	$22.63	$17.06	$29.31
Accumulation units outstanding at the end of period	—	—	—	1,159	1,279	2,714	2,775	1,339	—	—

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.14	$13.56	$13.71	$12.05	$10.84	$11.56	$10.78	$8.94	N/A	N/A
End of period	$13.68	$13.14	$13.56	$13.71	$12.05	$10.84	$11.56	$10.78	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	1,475	1,438	1,414	1,377	4,861	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.60	$13.28	$15.08	$12.62	$10.95	$12.76	$12.06	$9.41	$17.23	$15.64
End of period	$12.41	$12.60	$13.28	$15.08	$12.62	$10.95	$12.76	$12.06	$9.41	$17.23
Accumulation units outstanding at the end of period	—	—	—	—	—	1,886	2,090	2,362	2,755	5,409

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.09	$13.52	$14.32	$11.77	$10.20	$11.20	N/A	N/A	N/A	N/A
End of period	$12.33	$12.09	$13.52	$14.32	$11.77	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	4,121	4,177	5,249	4,984	3,494	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.95	$11.86	$11.74	$9.62	$8.43	$8.69	$8.00	$6.24	$9.94	N/A
End of period	$12.22	$10.95	$11.86	$11.74	$9.62	$8.43	$8.69	$8.00	$6.24	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	7,897	8,032	8,163	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.90	$10.75	$11.18	$8.72	$7.26	$7.85	$7.46	N/A	N/A	N/A
End of period	$10.77	$9.90	$10.75	$11.18	$8.72	$7.26	$7.85	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	1,236	1,248	983	—	229	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.63	$13.85	$13.64	$12.15	$11.00	$10.91	$9.85	$7.53	$10.89	$10.86
End of period	$14.18	$12.63	$13.85	$13.64	$12.15	$11.00	$10.91	$9.85	$7.53	$10.89
Accumulation units outstanding at the end of period	—	519	5,181	11,152	6,163	5,723	6,681	8,330	2,370	1,582

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.97	$9.76	$10.95	$8.41	$6.71	$7.97	N/A	N/A	N/A	N/A
End of period	$9.70	$9.97	$9.76	$10.95	$8.41	$6.71	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	2,554	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.28	$12.02	$11.39	$9.02	$8.06	$8.25	$7.52	N/A	N/A	N/A
End of period	$12.84	$11.28	$12.02	$11.39	$9.02	$8.06	$8.25	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	701	709	4,331	4,503	8,299	8,229	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.58	$24.88	$23.99	$24.63	$23.23	$22.21	$20.97	$18.67	$20.01	$19.00
End of period	$24.69	$24.58	$24.88	$23.99	$24.63	$23.23	$22.21	$20.97	$18.67	$20.01
Accumulation units outstanding at the end of period	357	706	714	722	730	479	1,472	3,997	4,615	6,795

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.81	$12.53	$13.39	$14.77	$12.50	$13.32	$11.67	N/A	N/A	N/A
End of period	$11.60	$10.81	$12.53	$13.39	$14.77	$12.50	$13.32	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	1,997	2,122	2,614	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.16	$20.27	$18.20	$13.94	$12.00	$13.05	$10.66	$8.16	$12.98	$12.84
End of period	$20.30	$18.16	$20.27	$18.20	$13.94	$12.00	$13.05	$10.66	$8.16	$12.98
Accumulation units outstanding at the end of period	—	—	417	423	429	98	867	679	101	350

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.28	$7.79	$7.11	$7.40	$6.09	$8.58	$7.46	N/A	N/A	N/A
End of period	$6.92	$7.28	$7.79	$7.11	$7.40	$6.09	$8.58	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	914	924	934	943	336	676	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.06	$16.48	$14.56	$14.40	$11.40	$12.36	$10.72	$8.22	$12.99	$15.54
End of period	$16.19	$16.06	$16.48	$14.56	$14.40	$11.40	$12.36	$10.72	$8.22	$12.99
Accumulation units outstanding at the end of period	—	472	2,031	2,053	1,685	1,873	1,287	1,231	1,500	4,147

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.89	$19.59	$19.86	$16.96	$14.89	$16.25	$14.70	$10.90	$18.76	$17.37
End of period	$18.36	$18.89	$19.59	$19.86	$16.96	$14.89	$16.25	$14.70	$10.90	$18.76
Accumulation units outstanding at the end of period	—	—	—	—	—	146	437	442	151	664

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$39.36	$38.83	$35.48	$25.39	$22.19	$23.96	$19.39	$13.78	$25.21	$23.73
End of period	$38.93	$39.36	$38.83	$35.48	$25.39	$22.19	$23.96	$19.39	$13.78	$25.21
Accumulation units outstanding at the end of period	790	1,031	807	815	635	837	971	160	185	141

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.85	$20.08	$19.36	$20.39	$19.99	$18.50	$17.51	$17.16	$16.37	$15.64
End of period	$19.82	$19.85	$20.08	$19.36	$20.39	$19.99	$18.50	$17.51	$17.16	$16.37
Accumulation units outstanding at the end of period	975	986	996	1,006	763	227	2,023	2,135	1,203	1,651

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.93	$12.42	$13.32	$13.68	$11.38	$14.06	$11.72	$6.93	$14.10	N/A
End of period	$11.66	$9.93	$12.42	$13.32	$13.68	$11.38	$14.06	$11.72	$6.93	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	2,217	2,332	768	567	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.24	$12.73	$11.95	$9.51	$8.33	N/A	N/A	N/A	N/A	N/A
End of period	$13.50	$12.24	$12.73	$11.95	$9.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	1,623	1,651	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.76	$14.00	$13.47	$14.07	$13.80	$13.08	$12.56	$12.07	$11.83	$11.29
End of period	$13.80	$13.76	$14.00	$13.47	$14.07	$13.80	$13.08	$12.56	$12.07	$11.83
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,740	1,045	1,045	1,045

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.70	$7.62	$7.33	$6.16	$5.20	$5.46	$4.53	$3.66	$6.17	$6.01
End of period	$9.36	$7.70	$7.62	$7.33	$6.16	$5.20	$5.46	$4.53	$3.66	$6.17
Accumulation units outstanding at the end of period	—	—	873	885	897	—	—	—	—	—

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.36	$14.68	$13.59	$10.58	$9.66	$8.32	$6.79	$5.95	$11.20	$11.27
End of period	$16.37	$14.36	$14.68	$13.59	$10.58	$9.66	$8.32	$6.79	$5.95	$11.20
Accumulation units outstanding at the end of period	—	305	—	—	898	885	1,978	2,039	2,552	6,352

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.78	$9.34	$9.85	$10.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.43	$7.78	$9.34	$9.85	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	569	577	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.41	$11.73	$10.54	$8.03	$6.47	$7.55	$6.76	$5.79	N/A	N/A
End of period	$13.93	$11.41	$11.73	$10.54	$8.03	$6.47	$7.55	$6.76	N/A	N/A
Accumulation units outstanding at the end of period	185	3,301	728	738	749	3,175	—	—	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.89	$18.71	$17.15	$15.38	$12.72	$14.09	$12.48	$9.68	$19.10	$17.47
End of period	$17.78	$16.89	$18.71	$17.15	$15.38	$12.72	$14.09	$12.48	$9.68	$19.10
Accumulation units outstanding at the end of period	—	—	783	791	622	677	1,255	1,245	1,383	4,263

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.26	$25.04	$20.34	$14.67	$12.57	$11.52	$11.27	$9.47	$12.53	$11.84
End of period	$24.85	$26.26	$25.04	$20.34	$14.67	$12.57	$11.52	$11.27	$9.47	$12.53
Accumulation units outstanding at the end of period	—	1,074	376	381	386	—	—	104	155	137

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.38	$16.83	$18.21	$15.24	$13.12	$15.19	$14.46	$11.36	$20.23	$18.63
End of period	$16.25	$16.38	$16.83	$18.21	$15.24	$13.12	$15.19	$14.46	$11.36	$20.23
Accumulation units outstanding at the end of period	—	—	—	—	—	992	1,054	1,086	1,435	1,658

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.73	$17.53	$16.01	$12.35	$10.63	$11.03	$9.57	$7.84	$13.86	$13.88
End of period	$18.47	$16.73	$17.53	$16.01	$12.35	$10.63	$11.03	$9.57	$7.84	$13.86
Accumulation units outstanding at the end of period	139	1,881	—	—	—	3,056	3,820	3,822	21,153	27,542

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.31	$21.35	$18.31	$13.19	$11.20	$11.16	$9.68	$7.33	$12.74	$10.87
End of period	$22.63	$21.31	$21.35	$18.31	$13.19	$11.20	$11.16	$9.68	$7.33	$12.74
Accumulation units outstanding at the end of period	318	—	—	—	723	761	824	825	136	402

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.69	$35.34	$40.05	$32.47	$31.62	$31.12	$26.55	$22.47	$36.74	$27.60
End of period	$33.41	$26.69	$35.34	$40.05	$32.47	$31.62	$31.12	$26.55	$22.47	$36.74
Accumulation units outstanding at the end of period	—	494	167	170	172	42	89	133	65	105

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$14.02	$15.53	$15.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.18	$14.02	$15.53	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	885	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.87	$25.97	$24.16	$18.46	$16.00	$16.61	$13.42	$9.88	$16.08	$15.21
End of period	$29.40	$24.87	$25.97	$24.16	$18.46	$16.00	$16.61	$13.42	$9.88	$16.08
Accumulation units outstanding at the end of period	87	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.43	$17.56	$15.78	$12.18	$10.73	$10.75	$9.54	$7.70	$12.55	$12.15
End of period	$19.11	$17.43	$17.56	$15.78	$12.18	$10.73	$10.75	$9.54	$7.70	$12.55
Accumulation units outstanding at the end of period	136	968	—	—	—	—	707	1,446	707	707

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.13	$22.49	$21.84	$16.03	$14.06	$14.93	$12.01	$9.58	N/A	N/A
End of period	$26.17	$21.13	$22.49	$21.84	$16.03	$14.06	$14.93	$12.01	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	149	N/A	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.18	$10.88	$9.16	$7.38	$6.74	$6.87	$6.23	$3.86	$6.94	$6.16
End of period	$12.46	$11.18	$10.88	$9.16	$7.38	$6.74	$6.87	$6.23	$3.86	$6.94
Accumulation units outstanding at the end of period	1,885	1,106	807	816	824	73	832	959	817	690

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.75	$18.36	$18.31	$14.74	$12.42	$13.75	$12.11	$8.83	$15.17	$14.50
End of period	$18.47	$18.75	$18.36	$18.31	$14.74	$12.42	$13.75	$12.11	$8.83	$15.17
Accumulation units outstanding at the end of period	—	679	687	1,829	3,832	3,229	2,745	1,347	804	122

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.87	$13.49	$13.27	$14.84	$13.91	$12.65	$11.94	$10.35	$10.92	N/A
End of period	$13.32	$12.87	$13.49	$13.27	$14.84	$13.91	$12.65	$11.94	$10.35	N/A
Accumulation units outstanding at the end of period	3,373	4,451	3,448	3,482	2,646	452	7,050	9,554	11,700	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.11	$19.34	$18.90	$19.61	$18.44	$17.87	$16.88	$14.86	$15.04	$14.12
End of period	$19.31	$19.11	$19.34	$18.90	$19.61	$18.44	$17.87	$16.88	$14.86	$15.04
Accumulation units outstanding at the end of period	3,205	5,293	3,239	3,273	8,860	7,735	8,519	9,693	8,390	5,838

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.34	$10.64	$10.79	$10.51	$9.91	N/A	N/A	N/A	N/A	N/A
End of period	$11.14	$10.34	$10.64	$10.79	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,076	2,100	5,525	5,590	2,787	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.35	$18.93	$19.21	$18.04	$15.70	$15.25	$13.40	$9.31	$13.66	$14.03
End of period	$19.98	$17.35	$18.93	$19.21	$18.04	$15.70	$15.25	$13.40	$9.31	$13.66
Accumulation units outstanding at the end of period	—	1,883	322	327	1,495	1,175	1,168	272	591	577

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.74	$15.52	$14.90	$11.02	$9.36	$10.34	N/A	N/A	N/A	N/A
End of period	$18.93	$14.74	$15.52	$14.90	$11.02	$9.36	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	1,973	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.78	$28.70	$25.92	$18.78	$16.51	$17.71	$15.32	$10.77	$20.73	N/A
End of period	$30.86	$25.78	$28.70	$25.92	$18.78	$16.51	$17.71	$15.32	$10.77	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	57	57	58	59	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.23	$14.52	$14.66	$10.52	$8.21	N/A	N/A	N/A	N/A	N/A
End of period	$15.15	$14.23	$14.52	$14.66	$10.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,512	1,497	284	305	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.49	$19.78	$17.57	$12.43	$10.87	$10.43	$9.32	$6.67	N/A	N/A
End of period	$20.06	$18.49	$19.78	$17.57	$12.43	$10.87	$10.43	$9.32	N/A	N/A
Accumulation units outstanding at the end of period	—	203	206	209	212	159	1,028	1,199	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.63	$17.79	$15.90	$12.36	$11.13	N/A	N/A	N/A	N/A	N/A
End of period	$20.43	$17.63	$17.79	$15.90	$12.36	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	351	5,415	4,979	3,991	2,519	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.61	$21.95	$18.90	$12.81	$11.41	N/A	N/A	N/A	N/A	N/A
End of period	$19.28	$18.61	$21.95	$18.90	$12.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	348	1,675	1,764	842	862	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.75	$20.11	$19.18	$15.50	$13.59	$14.51	$12.59	$9.76	$16.31	N/A
End of period	$20.60	$19.75	$20.11	$19.18	$15.50	$13.59	$14.51	$12.59	$9.76	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	1,623	1,965	1,662	1,720	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.02	$13.44	$13.24	$12.87	$12.03	$11.85	$11.08	$9.92	$11.68	$11.17
End of period	$13.45	$13.02	$13.44	$13.24	$12.87	$12.03	$11.85	$11.08	$9.92	$11.68
Accumulation units outstanding at the end of period	1,895	3,207	1,593	1,609	1,231	—	3,499	3,741	3,999	4,255

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.74	$20.10	$19.34	$16.03	$14.13	$14.82	$12.97	$10.29	$16.18	N/A
End of period	$20.58	$19.74	$20.10	$19.34	$16.03	$14.13	$14.82	$12.97	$10.29	N/A
Accumulation units outstanding at the end of period	—	73	74	75	76	3,013	3,764	3,340	2,944	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.51	$14.91	$14.57	$13.41	$12.29	$12.38	$11.30	$9.68	$12.49	$11.79
End of period	$15.07	$14.51	$14.91	$14.57	$13.41	$12.29	$12.38	$11.30	$9.68	$12.49
Accumulation units outstanding at the end of period	425	1,484	2,936	11,241	9,952	12,477	16,052	16,416	7,771	11,200

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.47	$18.91	$18.39	$16.13	$14.41	$14.83	$13.32	$10.96	$15.37	$14.37
End of period	$19.19	$18.47	$18.91	$18.39	$16.13	$14.41	$14.83	$13.32	$10.96	$15.37
Accumulation units outstanding at the end of period	169	—	3,768	14,458	953	4,209	7,533	7,589	7,659	11,399

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$52.82	$48.49	$45.32	$33.21	$28.40	$29.20	$25.42	$18.00	$32.00	$29.54
End of period	$52.72	$52.82	$48.49	$45.32	$33.21	$28.40	$29.20	$25.42	$18.00	$32.00
Accumulation units outstanding at the end of period	39	—	—	7,518	6,827	5,100	4,455	4,398	1,035	908

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$80.30	$76.64	$69.03	$51.39	$45.97	$47.41	$37.68	$26.07	$44.64	$38.72
End of period	$83.83	$80.30	$76.64	$69.03	$51.39	$45.97	$47.41	$37.68	$26.07	$44.64
Accumulation units outstanding at the end of period	70	294	—	1,937	2,660	3,142	3,140	2,673	1,065	996

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.10	$10.23	$10.35	$10.51	$10.42	N/A	N/A	N/A	N/A	N/A
End of period	$10.08	$10.10	$10.23	$10.35	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	927	940	953	967	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.75	$24.59	$22.06	$16.35	$13.92	$14.45	$12.67	$9.39	$16.03	$16.15
End of period	$25.91	$23.75	$24.59	$22.06	$16.35	$13.92	$14.45	$12.67	$9.39	$16.03
Accumulation units outstanding at the end of period	—	—	—	—	—	270	3,347	4,097	4,159	863

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.80	$38.77	$35.86	$30.54	$28.19	$27.74	$25.43	$21.59	$27.68	$26.17
End of period	$41.23	$37.80	$38.77	$35.86	$30.54	$28.19	$27.74	$25.43	$21.59	$27.68
Accumulation units outstanding at the end of period	—	—	—	347	350	4,195	14,736	18,323	14,692	37,260

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.57	$11.76	$11.95	$12.14	$12.34	$12.53	N/A	N/A	N/A	N/A
End of period	$11.39	$11.57	$11.76	$11.95	$12.14	$12.34	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	405	6,460	2,512	3,467	3,307	3,264	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.28	$30.72	$28.04	$21.74	$18.99	$19.70	$17.61	$14.43	$22.00	$20.73
End of period	$32.69	$29.28	$30.72	$28.04	$21.74	$18.99	$19.70	$17.61	$14.43	$22.00
Accumulation units outstanding at the end of period	—	—	—	—	—	1,513	7,107	8,837	5,828	12,091

Accumulation Unit Values
Contract with Endorsements - 1.61%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.59	$13.27	$15.07	$12.61	$10.94	$12.76	$12.05	$9.41	$17.22	N/A
End of period	$12.39	$12.59	$13.27	$15.07	$12.61	$10.94	$12.76	$12.05	$9.41	N/A
Accumulation units outstanding at the end of period	—	—	—	—	5,644	5,741	5,797	5,871	5,944	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.86	$19.57	$19.84	$16.94	$14.88	$16.23	$14.69	$10.90	$18.75	N/A
End of period	$18.34	$18.86	$19.57	$19.84	$16.94	$14.88	$16.23	$14.69	$10.90	N/A
Accumulation units outstanding at the end of period	—	—	—	—	5,932	6,034	6,093	6,170	6,247	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.96	$26.79	$24.92	$19.34	$18.24	$19.65	$16.23	$11.81	$19.66	N/A
End of period	$27.21	$23.96	$26.79	$24.92	$19.34	$18.24	$19.65	$16.23	$11.81	N/A
Accumulation units outstanding at the end of period	—	—	—	—	6,196	6,277	7,075	7,505	8,175	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.87	$18.69	$17.13	$15.37	$12.71	$14.08	$12.47	$9.67	$19.09	N/A
End of period	$17.76	$16.87	$18.69	$17.13	$15.37	$12.71	$14.08	$12.47	$9.67	N/A
Accumulation units outstanding at the end of period	—	—	—	—	10,397	11,658	13,172	13,021	13,310	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.73	$17.53	$16.00	$12.35	$10.63	$11.03	$9.57	$7.84	$13.86	N/A
End of period	$18.46	$16.73	$17.53	$16.00	$12.35	$10.63	$11.03	$9.57	$7.84	N/A
Accumulation units outstanding at the end of period	—	—	—	—	14,557	15,914	17,590	17,772	17,430	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.66	$35.31	$40.03	$32.45	$31.61	$31.10	$26.53	$22.45	$36.72	N/A
End of period	$33.38	$26.66	$35.31	$40.03	$32.45	$31.61	$31.10	$26.53	$22.45	N/A
Accumulation units outstanding at the end of period	—	—	—	—	4,087	4,158	4,198	4,252	4,305	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.85	$25.95	$24.14	$18.45	$15.99	$16.61	$13.41	$9.87	$16.08	N/A
End of period	$29.38	$24.85	$25.95	$24.14	$18.45	$15.99	$16.61	$13.41	$9.87	N/A
Accumulation units outstanding at the end of period	—	—	437	—	6,496	7,349	8,373	9,081	9,777	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.73	$20.10	$19.16	$15.48	$13.58	$14.50	$12.58	$9.76	$16.30	N/A
End of period	$20.58	$19.73	$20.10	$19.16	$15.48	$13.58	$14.50	$12.58	$9.76	N/A
Accumulation units outstanding at the end of period	—	—	—	—	7,739	8,207	9,590	9,678	9,892	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.45	$18.90	$18.38	$16.12	$14.40	$14.83	$13.31	$10.96	$15.36	N/A
End of period	$19.18	$18.45	$18.90	$18.38	$16.12	$14.40	$14.83	$13.31	$10.96	N/A
Accumulation units outstanding at the end of period	—	—	—	—	9,010	9,166	9,255	9,373	9,490	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.56	$11.75	$11.94	$12.13	$12.33	$12.53	$12.73	$12.92	$12.84	N/A
End of period	$11.37	$11.56	$11.75	$11.94	$12.13	$12.33	$12.53	$12.73	$12.92	N/A
Accumulation units outstanding at the end of period	—	—	—	—	63,966	65,071	65,705	66,541	67,369	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.63%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.63	$17.21	$17.21	$15.98	$14.64	$15.73	N/A	N/A	N/A	N/A
End of period	$16.89	$16.63	$17.21	$17.21	$15.98	$14.64	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,770	1,846	5,220	6,724	10,695	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.13	$11.62	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.84	$11.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,426	1,519	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.37	$12.81	$12.35	$10.72	$9.62	$9.71	$8.88	N/A	N/A	N/A
End of period	$13.05	$12.37	$12.81	$12.35	$10.72	$9.62	$9.71	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,725	1,758	1,782	1,813	1,820	1,859	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.89	$16.52	$16.43	$14.66	$13.41	$13.99	N/A	N/A	N/A	N/A
End of period	$16.58	$15.89	$16.52	$16.43	$14.66	$13.41	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	4,663	5,041	5,418	5,814	6,263	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.27	$16.92	$16.88	$15.26	$13.93	$14.72	$13.08	N/A	N/A	N/A
End of period	$16.84	$16.27	$16.92	$16.88	$15.26	$13.93	$14.72	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	2,774	2,992	3,206	3,561	3,929	4,151	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.27	$16.88	$16.84	$15.51	$14.22	$15.16	$13.41	N/A	N/A	N/A
End of period	$16.66	$16.27	$16.88	$16.84	$15.51	$14.22	$15.16	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	4,336	5,660	4,570	1,809	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.71	$38.08	$37.65	$29.33	$26.19	$27.25	N/A	N/A	N/A	N/A
End of period	$37.16	$35.71	$38.08	$37.65	$29.33	$26.19	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	93	184	324	341	87	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.62	$16.42	$14.52	$11.14	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$18.19	$15.62	$16.42	$14.52	$11.14	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	615	627	638	649	662	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.89	$10.49	$10.54	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.95	$9.89	$10.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,443	864	890	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.11	$16.21	$14.95	$11.43	$9.94	$10.34	N/A	N/A	N/A	N/A
End of period	$17.60	$16.11	$16.21	$14.95	$11.43	$9.94	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,251	291	—	—	—	2,066	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.11	$11.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.27	$11.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,757	323	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.23	$10.78	$11.94	$10.94	$9.48	N/A	N/A	N/A	N/A	N/A
End of period	$10.56	$10.23	$10.78	$11.94	$10.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	589	600	611	622	633	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.51	$11.86	$11.83	$10.52	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.77	$11.51	$11.86	$11.83	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	300	—	3,141	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.90	$9.19	$10.90	$10.11	$10.20	$11.19	$9.69	$6.57	$13.69	N/A
End of period	$8.59	$6.90	$9.19	$10.90	$10.11	$10.20	$11.19	$9.69	$6.57	N/A
Accumulation units outstanding at the end of period	1,496	3,140	4,834	3,387	3,548	3,741	4,365	4,424	320	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.27	$39.49	$36.86	$26.96	$24.77	$24.99	N/A	N/A	N/A	N/A
End of period	$40.79	$41.27	$39.49	$36.86	$26.96	$24.77	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	268	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.42	$15.50	$14.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.76	$12.42	$15.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,242	1,313	1,826	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.09	$13.51	$13.66	$12.02	$10.81	$11.53	$10.75	$8.92	$12.65	N/A
End of period	$13.62	$13.09	$13.51	$13.66	$12.02	$10.81	$11.53	$10.75	$8.92	N/A
Accumulation units outstanding at the end of period	—	274	—	—	—	—	—	—	—	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.55	$13.22	$15.03	$12.57	$10.91	$12.72	$12.02	$9.39	$17.19	$15.61
End of period	$12.35	$12.55	$13.22	$15.03	$12.57	$10.91	$12.72	$12.02	$9.39	$17.19
Accumulation units outstanding at the end of period	747	1,033	1,379	—	893	948	1,176	1,159	1,374	4,218

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.62	$25.56	$23.66	$17.79	$15.91	$16.30	$14.82	$11.25	$18.76	$18.96
End of period	$27.62	$24.62	$25.56	$23.66	$17.79	$15.91	$16.30	$14.82	$11.25	$18.76
Accumulation units outstanding at the end of period	—	—	—	524	530	537	675	132	133	134

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.07	$13.50	$14.30	$11.76	$10.19	$11.20	N/A	N/A	N/A	N/A
End of period	$12.31	$12.07	$13.50	$14.30	$11.76	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,654	1,745	4,489	4,098	4,806	2,665	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.92	$11.84	$11.72	$9.61	$8.42	$8.68	$7.99	$6.24	$9.93	N/A
End of period	$12.19	$10.92	$11.84	$11.72	$9.61	$8.42	$8.68	$7.99	$6.24	N/A
Accumulation units outstanding at the end of period	763	861	1,575	2,436	1,024	1,038	1,051	—	—	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.97	$11.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.20	$10.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	836	1,717	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.60	$13.82	$13.61	$12.13	$10.99	$10.89	$9.84	$7.52	$10.88	N/A
End of period	$14.14	$12.60	$13.82	$13.61	$12.13	$10.99	$10.89	$9.84	$7.52	N/A
Accumulation units outstanding at the end of period	1,401	—	—	6,295	11,991	5,567	2,113	—	—	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.46	$24.76	$23.88	$24.53	$23.14	$22.13	$20.90	$18.61	$19.95	$18.95
End of period	$24.57	$24.46	$24.76	$23.88	$24.53	$23.14	$22.13	$20.90	$18.61	$19.95
Accumulation units outstanding at the end of period	—	—	—	397	402	408	530	119	120	121

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.79	$12.51	$13.37	$14.75	$12.49	$13.32	$11.66	N/A	N/A	N/A
End of period	$11.58	$10.79	$12.51	$13.37	$14.75	$12.49	$13.32	N/A	N/A	N/A
Accumulation units outstanding at the end of period	339	672	1,346	1,458	1,476	2,504	2,460	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.11	$20.22	$18.17	$13.91	$11.98	$13.03	$10.65	$8.16	$12.97	N/A
End of period	$20.24	$18.11	$20.22	$18.17	$13.91	$11.98	$13.03	$10.65	$8.16	N/A
Accumulation units outstanding at the end of period	945	513	953	—	—	211	223	—	—	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.73	$13.17	$11.75	$8.90	$7.56	$8.60	$8.04	N/A	N/A	N/A
End of period	$13.52	$12.73	$13.17	$11.75	$8.90	$7.56	$8.60	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,265	2,354	2,588	2,689	2,825	3,914	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.27	$7.78	$7.10	$7.39	$6.08	$8.57	N/A	N/A	N/A	N/A
End of period	$6.91	$7.27	$7.78	$7.10	$7.39	$6.08	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	648	740	1,261	1,281	1,301	1,323	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$16.02	$16.44	$14.53	$14.37	$11.38	$12.34	$10.71	$8.21	$12.98	$15.53
End of period	$16.14	$16.02	$16.44	$14.53	$14.37	$11.38	$12.34	$10.71	$8.21	$12.98
Accumulation units outstanding at the end of period	577	1,903	3,420	2,570	2,682	2,814	3,675	3,707	349	670

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.79	$19.49	$19.76	$16.88	$14.83	$16.18	$14.65	$10.87	$18.70	$17.32
End of period	$18.26	$18.79	$19.49	$19.76	$16.88	$14.83	$16.18	$14.65	$10.87	$18.70
Accumulation units outstanding at the end of period	—	498	—	569	576	584	591	—	—	—

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.87	$26.69	$24.83	$19.28	$18.19	$19.60	$16.19	$11.78	$19.62	$20.48
End of period	$27.10	$23.87	$26.69	$24.83	$19.28	$18.19	$19.60	$16.19	$11.78	$19.62
Accumulation units outstanding at the end of period	—	—	—	—	—	—	137	138	139	141

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.13	$24.97	$23.50	$17.10	$14.77	$15.22	N/A	N/A	N/A	N/A
End of period	$26.47	$24.13	$24.97	$23.50	$17.10	$14.77	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	383	3,344	618	625	634	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$39.16	$38.64	$35.32	$25.27	$22.10	$23.87	$19.32	$13.74	$25.13	$23.66
End of period	$38.72	$39.16	$38.64	$35.32	$25.27	$22.10	$23.87	$19.32	$13.74	$25.13
Accumulation units outstanding at the end of period	183	197	—	391	977	1,018	1,072	803	937	925

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.75	$19.99	$19.27	$20.30	$19.91	$18.43	$17.45	$17.10	N/A	N/A
End of period	$19.72	$19.75	$19.99	$19.27	$20.30	$19.91	$18.43	$17.45	N/A	N/A
Accumulation units outstanding at the end of period	1,005	102	170	382	1,294	638	638	769	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.91	$12.39	$13.29	$13.66	$11.36	$14.04	$11.71	$6.93	N/A	N/A
End of period	$11.63	$9.91	$12.39	$13.29	$13.66	$11.36	$14.04	$11.71	N/A	N/A
Accumulation units outstanding at the end of period	—	478	1,252	2,073	2,121	2,683	3,320	2,409	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.22	$12.71	$11.93	$9.50	$8.32	$8.64	$7.54	$6.15	$9.81	N/A
End of period	$13.47	$12.22	$12.71	$11.93	$9.50	$8.32	$8.64	$7.54	$6.15	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,408	2,436	2,472	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.71	$13.95	$13.43	$14.03	$13.76	$13.06	$12.53	$12.05	$11.81	$11.28
End of period	$13.75	$13.71	$13.95	$13.43	$14.03	$13.76	$13.06	$12.53	$12.05	$11.81
Accumulation units outstanding at the end of period	—	—	—	—	7,283	8,134	9,640	9,699	792	583

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.30	$14.63	$13.54	$10.54	$9.63	$8.30	$6.77	$5.94	$11.18	$11.25
End of period	$16.29	$14.30	$14.63	$13.54	$10.54	$9.63	$8.30	$6.77	$5.94	$11.18
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	702	1,299

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.78	$9.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.42	$7.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,998	2,111	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.36	$11.68	$10.50	$8.00	$6.45	$7.53	$6.74	$5.78	N/A	N/A
End of period	$13.87	$11.36	$11.68	$10.50	$8.00	$6.45	$7.53	$6.74	N/A	N/A
Accumulation units outstanding at the end of period	1,425	1,628	2,772	2,816	2,861	2,908	237	—	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.82	$18.63	$17.08	$15.33	$12.68	$14.04	$12.45	$9.65	$19.06	$17.43
End of period	$17.70	$16.82	$18.63	$17.08	$15.33	$12.68	$14.04	$12.45	$9.65	$19.06
Accumulation units outstanding at the end of period	—	784	—	—	—	—	—	—	444	1,724

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.15	$24.94	$20.26	$14.61	$12.53	$11.48	$11.24	$9.44	$12.50	$11.81
End of period	$24.74	$26.15	$24.94	$20.26	$14.61	$12.53	$11.48	$11.24	$9.44	$12.50
Accumulation units outstanding at the end of period	1,094	2,044	413	1,664	2,329	—	97	98	139	100

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.32	$16.78	$18.16	$15.20	$13.09	$15.16	$14.43	$11.35	$20.20	$18.60
End of period	$16.19	$16.32	$16.78	$18.16	$15.20	$13.09	$15.16	$14.43	$11.35	$20.20
Accumulation units outstanding at the end of period	475	1,366	3,287	3,393	3,610	4,287	5,004	5,019	425	1,134

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.69	$17.49	$15.97	$12.33	$10.61	$11.02	$9.56	$7.83	$13.85	$13.88
End of period	$18.42	$16.69	$17.49	$15.97	$12.33	$10.61	$11.02	$9.56	$7.83	$13.85
Accumulation units outstanding at the end of period	1,387	2,978	7,135	8,354	10,018	13,678	26,689	26,800	19,752	22,709

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.24	$21.29	$18.27	$13.16	$11.18	$11.14	$9.66	$7.32	$12.73	$10.87
End of period	$22.56	$21.24	$21.29	$18.27	$13.16	$11.18	$11.14	$9.66	$7.32	$12.73
Accumulation units outstanding at the end of period	—	—	—	797	807	818	912	87	—	—

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.58	$35.21	$39.92	$32.37	$31.53	$31.04	$26.49	$22.42	$36.67	$27.55
End of period	$33.27	$26.58	$35.21	$39.92	$32.37	$31.53	$31.04	$26.49	$22.42	$36.67
Accumulation units outstanding at the end of period	834	921	601	755	620	630	125	240	241	69

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	731	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.98	$15.50	$14.98	$10.84	$9.88	$9.57	$8.34	N/A	N/A	N/A
End of period	$14.14	$13.98	$15.50	$14.98	$10.84	$9.88	$9.57	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	361	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.78	$25.88	$24.08	$18.41	$15.96	$16.58	$13.39	$9.86	$16.06	$15.19
End of period	$29.29	$24.78	$25.88	$24.08	$18.41	$15.96	$16.58	$13.39	$9.86	$16.06
Accumulation units outstanding at the end of period	—	—	—	550	556	1,004	1,039	496	498	519

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.37	$17.51	$15.74	$12.15	$10.70	$10.72	$9.52	$7.68	$12.53	$12.14
End of period	$19.04	$17.37	$17.51	$15.74	$12.15	$10.70	$10.72	$9.52	$7.68	$12.53
Accumulation units outstanding at the end of period	—	267	—	—	—	660	668	667	685	3,856

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.92	$15.97	$15.69	$11.65	$10.40	$11.45	$9.64	$6.06	$8.83	N/A
End of period	$19.73	$14.92	$15.97	$15.69	$11.65	$10.40	$11.45	$9.64	$6.06	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	3,947	4,004	3,881	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.05	$22.42	$21.78	$15.99	$14.02	$14.90	$11.99	$9.57	$14.94	$15.52
End of period	$26.07	$21.05	$22.42	$21.78	$15.99	$14.02	$14.90	$11.99	$9.57	$14.94
Accumulation units outstanding at the end of period	684	883	1,433	1,468	1,493	1,999	863	766	630	630

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.13	$10.83	$9.13	$7.35	$6.72	$6.85	N/A	N/A	N/A	N/A
End of period	$12.40	$11.13	$10.83	$9.13	$7.35	$6.72	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	635	1,274	251	297	343	336	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.27	$10.57	$10.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.71	$10.27	$10.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	704	715	950	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.68	$18.29	$18.24	$14.69	$12.39	$13.72	$12.08	$8.81	$15.14	$14.48
End of period	$18.40	$18.68	$18.29	$18.24	$14.69	$12.39	$13.72	$12.08	$8.81	$15.14
Accumulation units outstanding at the end of period	377	406	—	—	—	480	507	—	—	32

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.84	$13.47	$13.25	$14.82	$13.89	$12.64	$11.93	$10.34	$10.92	N/A
End of period	$13.28	$12.84	$13.47	$13.25	$14.82	$13.89	$12.64	$11.93	$10.34	N/A
Accumulation units outstanding at the end of period	3,137	4,511	7,869	5,772	6,256	8,928	5,698	1,459	1,205	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.02	$19.26	$18.82	$19.54	$18.37	$17.82	$16.83	$14.82	$15.00	$14.09
End of period	$19.22	$19.02	$19.26	$18.82	$19.54	$18.37	$17.82	$16.83	$14.82	$15.00
Accumulation units outstanding at the end of period	2,061	1,531	2,880	5,949	10,566	9,457	8,701	8,318	7,545	6,623

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.27	$18.85	$19.14	$17.98	$15.65	$15.20	$13.36	$9.28	$13.62	$14.00
End of period	$19.88	$17.27	$18.85	$19.14	$17.98	$15.65	$15.20	$13.36	$9.28	$13.62
Accumulation units outstanding at the end of period	1,141	1,623	3,629	3,727	3,769	4,766	3,955	1,481	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.20	$14.50	$14.65	$10.51	$8.20	$10.16	$8.18	N/A	N/A	N/A
End of period	$15.12	$14.20	$14.50	$14.65	$10.51	$8.20	$10.16	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,966	3,589	3,981	4,146	4,354	5,996	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.45	$19.75	$17.54	$12.41	$10.86	$10.42	$9.31	$6.67	$9.92	N/A
End of period	$20.02	$18.45	$19.75	$17.54	$12.41	$10.86	$10.42	$9.31	$6.67	N/A
Accumulation units outstanding at the end of period	—	2,485	7,754	14,256	15,011	14,978	12,459	14,974	2,483	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.47	$20.56	$18.99	$13.51	$11.77	$10.82	$9.77	$6.89	$9.91	N/A
End of period	$21.29	$20.47	$20.56	$18.99	$13.51	$11.77	$10.82	$9.77	$6.89	N/A
Accumulation units outstanding at the end of period	—	1,082	—	3,998	4,035	4,078	—	—	—	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.59	$17.76	$15.88	$12.34	$11.12	$10.05	N/A	N/A	N/A	N/A
End of period	$20.38	$17.59	$17.76	$15.88	$12.34	$11.12	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,112	7,448	7,608	12,958	15,509	14,861	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.57	$21.91	$18.86	$12.79	$11.39	$10.87	$9.66	$6.25	$9.92	N/A
End of period	$19.23	$18.57	$21.91	$18.86	$12.79	$11.39	$10.87	$9.66	$6.25	N/A
Accumulation units outstanding at the end of period	—	—	—	3,554	3,586	3,625	—	—	—	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.98	$13.40	$13.21	$12.85	$12.00	$11.83	$11.06	$9.91	$11.67	$11.16
End of period	$13.41	$12.98	$13.40	$13.21	$12.85	$12.00	$11.83	$11.06	$9.91	$11.67
Accumulation units outstanding at the end of period	—	11,749	13,879	14,776	17,390	18,613	19,049	5,334	4,202	2,412

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.66	$20.02	$19.26	$15.97	$14.08	N/A	N/A	N/A	N/A	N/A
End of period	$20.48	$19.66	$20.02	$19.26	$15.97	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	589	600	18,487	18,661	18,838	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.47	$14.87	$14.54	$13.38	$12.26	$12.36	$11.29	$9.67	$12.48	$11.78
End of period	$15.03	$14.47	$14.87	$14.54	$13.38	$12.26	$12.36	$11.29	$9.67	$12.48
Accumulation units outstanding at the end of period	—	636	1,934	2,056	3,749	3,969	4,221	4,470	2,075	2,313

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.39	$18.83	$18.32	$16.07	$14.36	N/A	N/A	N/A	N/A	N/A
End of period	$19.10	$18.39	$18.83	$18.32	$16.07	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,551	14,803	15,037	18,999	19,253	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.71	$18.40	$16.14	$10.82	$9.02	$9.70	$8.95	$6.37	$10.06	N/A
End of period	$18.51	$16.71	$18.40	$16.14	$10.82	$9.02	$9.70	$8.95	$6.37	N/A
Accumulation units outstanding at the end of period	880	989	1,589	4,183	4,394	4,600	334	393	—	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$52.55	$48.25	$45.11	$33.07	$28.29	$29.09	$25.32	$17.94	$31.90	$29.45
End of period	$52.44	$52.55	$48.25	$45.11	$33.07	$28.29	$29.09	$25.32	$17.94	$31.90
Accumulation units outstanding at the end of period	137	2,872	23,109	23,467	3,836	3,725	7,807	7,824	1,290	1,327

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$79.94	$76.31	$68.75	$51.19	$45.81	$47.25	$37.56	$26.00	$44.53	$38.61
End of period	$83.43	$79.94	$76.31	$68.75	$51.19	$45.81	$47.25	$37.56	$26.00	$44.53
Accumulation units outstanding at the end of period	350	1,388	8,716	5,538	1,402	1,327	3,842	3,727	60	36

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.07	$10.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.05	$10.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	2,824	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.66	$24.50	$21.99	$16.30	$13.88	$14.41	$12.64	$9.37	$16.00	$16.13
End of period	$25.80	$23.66	$24.50	$21.99	$16.30	$13.88	$14.41	$12.64	$9.37	$16.00
Accumulation units outstanding at the end of period	—	956	556	615	2,371	3,141	3,301	2,025	2,027	260

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.61	$38.59	$35.70	$30.41	$28.07	$27.63	$25.34	$21.52	$27.59	$26.09
End of period	$41.01	$37.61	$38.59	$35.70	$30.41	$28.07	$27.63	$25.34	$21.52	$27.59
Accumulation units outstanding at the end of period	—	3,359	2,150	10,923	7,724	7,430	10,792	10,568	4,734	8,726

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.51	$11.70	$11.89	$12.08	$12.28	$12.48	$12.69	$12.88	N/A	N/A
End of period	$11.32	$11.51	$11.70	$11.89	$12.08	$12.28	$12.48	$12.69	N/A	N/A
Accumulation units outstanding at the end of period	—	828	—	—	—	—	524	559	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.18	$30.62	$27.96	$21.68	$18.94	$19.66	$17.57	$14.41	$21.97	$20.71
End of period	$32.57	$29.18	$30.62	$27.96	$21.68	$18.94	$19.66	$17.57	$14.41	$21.97
Accumulation units outstanding at the end of period	—	760	792	971	4,508	5,094	5,221	5,272	4,023	7,254

Accumulation Unit Values
Contract with Endorsements - 1.645%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.61	$17.20	$17.20	$15.97	$14.63	$15.73	$13.80	N/A	N/A	N/A
End of period	$16.87	$16.61	$17.20	$17.20	$15.97	$14.63	$15.73	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	35,329	35,670	40,371	59,196	90,124	60,457	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.12	$11.61	$11.24	$9.21	$8.17	$8.58	$7.73	$6.27	$10.48	N/A
End of period	$11.82	$11.12	$11.61	$11.24	$9.21	$8.17	$8.58	$7.73	$6.27	N/A
Accumulation units outstanding at the end of period	2,974	18,989	26,932	70,563	25,562	90,837	86,127	13,660	2,607	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.35	$12.79	$12.34	$10.71	$9.61	$9.70	$8.88	$7.61	$10.53	N/A
End of period	$13.04	$12.35	$12.79	$12.34	$10.71	$9.61	$9.70	$8.88	$7.61	N/A
Accumulation units outstanding at the end of period	2,324	47,405	32,809	47,121	46,329	62,235	54,687	45,538	37,144	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.95	$12.40	$11.99	$9.94	$8.85	$9.07	$8.14	$6.74	$10.50	N/A
End of period	$12.64	$11.95	$12.40	$11.99	$9.94	$8.85	$9.07	$8.14	$6.74	N/A
Accumulation units outstanding at the end of period	791	97,352	134,784	217,587	174,046	142,932	90,335	36,618	14,957	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.88	$16.51	$16.42	$14.66	$13.41	$13.99	$12.58	N/A	N/A	N/A
End of period	$16.56	$15.88	$16.51	$16.42	$14.66	$13.41	$13.99	N/A	N/A	N/A
Accumulation units outstanding at the end of period	452	36,456	22,055	65,226	77,535	78,324	64,199	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.25	$16.91	$16.87	$15.25	$13.92	$14.71	$13.08	N/A	N/A	N/A
End of period	$16.82	$16.25	$16.91	$16.87	$15.25	$13.92	$14.71	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,161	62,656	63,597	106,989	122,558	115,708	85,396	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.25	$16.86	$16.83	$15.50	$14.22	$15.15	$13.41	N/A	N/A	N/A
End of period	$16.64	$16.25	$16.86	$16.83	$15.50	$14.22	$15.15	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,495	132,116	140,636	162,125	231,865	223,459	114,853	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.62	$37.98	$37.56	$29.27	$26.14	$27.20	$20.38	$15.29	$25.19	$22.85
End of period	$37.05	$35.62	$37.98	$37.56	$29.27	$26.14	$27.20	$20.38	$15.29	$25.19
Accumulation units outstanding at the end of period	958	14,060	22,985	40,653	47,088	59,744	42,229	20,566	8,392	4,906

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.16	$18.14	$18.41	$13.93	$12.04	$12.58	$10.08	$7.67	$11.66	$12.63
End of period	$19.67	$16.16	$18.14	$18.41	$13.93	$12.04	$12.58	$10.08	$7.67	$11.66
Accumulation units outstanding at the end of period	2,371	13,537	18,679	30,324	39,777	40,453	56,390	50,932	18,048	16,436

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.77	$11.98	$11.68	$10.31	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.43	$11.77	$11.98	$11.68	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,933	45,695	14,215	4,034	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.61	$16.41	$14.51	$11.14	$9.98	$10.28	N/A	N/A	N/A	N/A
End of period	$18.17	$15.61	$16.41	$14.51	$11.14	$9.98	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	24,958	93,185	99,297	97,379	106,769	105,485	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.88	$10.48	$10.53	$11.04	$10.61	$10.34	N/A	N/A	N/A	N/A
End of period	$9.94	$9.88	$10.48	$10.53	$11.04	$10.61	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	813	23,222	33,631	115,036	59,030	49,804	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.56	$12.77	$12.75	$10.14	$8.74	$11.03	N/A	N/A	N/A	N/A
End of period	$12.57	$12.56	$12.77	$12.75	$10.14	$8.74	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,905	24,908	28,115	22,781	27,723	25,428	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.41	$12.57	$12.28	$10.33	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.12	$12.41	$12.57	$12.28	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,397	39,411	25,815	3,525	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.09	$16.19	$14.94	$11.43	$9.93	$10.34	N/A	N/A	N/A	N/A
End of period	$17.58	$16.09	$16.19	$14.94	$11.43	$9.93	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	33,649	95,531	98,436	126,920	113,861	90,715	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.10	$11.86	$12.44	$10.44	$9.04	$10.73	N/A	N/A	N/A	N/A
End of period	$11.26	$11.10	$11.86	$12.44	$10.44	$9.04	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,871	58,506	52,060	50,823	71,454	69,550	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.22	$10.77	$11.93	$10.94	$9.47	$11.24	N/A	N/A	N/A	N/A
End of period	$10.55	$10.22	$10.77	$11.93	$10.94	$9.47	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,582	38,150	39,811	39,821	64,538	55,321	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.50	$11.85	$11.83	$10.52	$9.76	$10.31	N/A	N/A	N/A	N/A
End of period	$11.76	$11.50	$11.85	$11.83	$10.52	$9.76	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	54,706	118,819	106,214	96,422	90,924	58,732	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.89	$9.18	$10.89	$10.11	$10.19	$11.19	$9.68	$6.57	$13.68	N/A
End of period	$8.57	$6.89	$9.18	$10.89	$10.11	$10.19	$11.19	$9.68	$6.57	N/A
Accumulation units outstanding at the end of period	22,453	75,634	116,271	168,524	186,130	228,652	166,142	153,607	81,551	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.14	$39.37	$36.76	$26.89	$24.71	$24.93	$22.50	$16.96	$29.17	$27.02
End of period	$40.66	$41.14	$39.37	$36.76	$26.89	$24.71	$24.93	$22.50	$16.96	$29.17
Accumulation units outstanding at the end of period	2,116	9,465	9,274	21,764	23,489	32,351	26,852	19,226	3,190	2,776

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.41	$15.49	$14.67	$12.08	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.75	$12.41	$15.49	$14.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,824	32,734	36,132	29,852	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.06	$13.48	$13.63	$11.99	$10.79	$11.51	$10.74	$8.91	$12.63	$11.90
End of period	$13.58	$13.06	$13.48	$13.63	$11.99	$10.79	$11.51	$10.74	$8.91	$12.63
Accumulation units outstanding at the end of period	—	15,428	18,415	30,570	38,794	71,570	110,846	107,276	133,159	241,972

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.52	$13.19	$14.99	$12.54	$10.89	$12.70	$12.00	$9.37	$17.16	$15.58
End of period	$12.31	$12.52	$13.19	$14.99	$12.54	$10.89	$12.70	$12.00	$9.37	$17.16
Accumulation units outstanding at the end of period	1,493	5,955	8,152	14,459	23,343	40,901	50,267	52,885	71,234	95,092

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.55	$25.49	$23.60	$17.75	$15.87	$16.27	$14.78	$11.23	$18.73	$18.93
End of period	$27.54	$24.55	$25.49	$23.60	$17.75	$15.87	$16.27	$14.78	$11.23	$18.73
Accumulation units outstanding at the end of period	—	16,852	6,923	11,526	16,789	19,983	5,839	4,429	3,706	3,687

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.06	$13.49	$14.29	$11.75	$10.19	$11.20	$10.37	N/A	N/A	N/A
End of period	$12.30	$12.06	$13.49	$14.29	$11.75	$10.19	$11.20	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,295	113,055	154,164	207,223	205,575	232,463	135,960	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.91	$11.82	$11.71	$9.60	$8.42	$8.67	$7.99	$6.24	$9.93	N/A
End of period	$12.17	$10.91	$11.82	$11.71	$9.60	$8.42	$8.67	$7.99	$6.24	N/A
Accumulation units outstanding at the end of period	1,586	40,929	69,205	106,503	175,573	319,489	358,034	413,503	341,767	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.86	$10.71	$11.15	$8.70	$7.25	$7.84	$7.45	$5.79	$9.91	N/A
End of period	$10.73	$9.86	$10.71	$11.15	$8.70	$7.25	$7.84	$7.45	$5.79	N/A
Accumulation units outstanding at the end of period	514	22,530	25,005	68,430	45,157	49,771	51,795	39,071	21,242	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.96	$11.63	$11.87	$11.66	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.19	$10.96	$11.63	$11.87	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	15,127	19,583	84,217	56,565	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.58	$13.80	$13.60	$12.12	$10.98	$10.89	$9.83	$7.52	$10.88	$10.86
End of period	$14.12	$12.58	$13.80	$13.60	$12.12	$10.98	$10.89	$9.83	$7.52	$10.88
Accumulation units outstanding at the end of period	9,222	80,289	85,175	108,849	122,857	152,019	148,674	112,671	100,358	85,083

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.94	$9.74	$10.93	$8.39	$6.70	$7.96	$6.71	$4.47	$9.86	N/A
End of period	$9.66	$9.94	$9.74	$10.93	$8.39	$6.70	$7.96	$6.71	$4.47	N/A
Accumulation units outstanding at the end of period	2,689	10,464	16,925	26,707	51,870	65,112	47,650	24,793	5,103	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.24	$11.99	$11.36	$9.00	$8.05	$8.24	$7.51	$6.03	$9.86	N/A
End of period	$12.79	$11.24	$11.99	$11.36	$9.00	$8.05	$8.24	$7.51	$6.03	N/A
Accumulation units outstanding at the end of period	4,913	26,614	35,226	77,439	100,336	96,074	124,499	85,030	37,388	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.38	$24.68	$23.81	$24.46	$23.08	$22.08	$20.85	$18.57	$19.91	$18.91
End of period	$24.48	$24.38	$24.68	$23.81	$24.46	$23.08	$22.08	$20.85	$18.57	$19.91
Accumulation units outstanding at the end of period	1,133	15,387	25,227	32,182	49,925	55,410	62,564	59,310	48,995	70,708

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.78	$12.50	$13.36	$14.74	$12.48	$13.31	$11.66	$9.64	N/A	N/A
End of period	$11.56	$10.78	$12.50	$13.36	$14.74	$12.48	$13.31	$11.66	N/A	N/A
Accumulation units outstanding at the end of period	—	6,796	13,678	29,045	40,960	51,883	45,177	25,399	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.08	$20.19	$18.14	$13.89	$11.97	$13.02	$10.64	$8.15	$12.97	$12.83
End of period	$20.20	$18.08	$20.19	$18.14	$13.89	$11.97	$13.02	$10.64	$8.15	$12.97
Accumulation units outstanding at the end of period	4,773	23,142	33,339	64,202	54,362	64,831	45,274	53,750	18,087	12,255

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.72	$13.16	$11.74	$8.89	$7.56	$8.60	$8.04	$6.55	$10.68	N/A
End of period	$13.50	$12.72	$13.16	$11.74	$8.89	$7.56	$8.60	$8.04	$6.55	N/A
Accumulation units outstanding at the end of period	—	7,955	21,921	28,212	43,801	40,926	35,127	32,195	12,899	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.26	$7.77	$7.09	$7.38	$6.08	$8.57	$7.45	$4.16	N/A	N/A
End of period	$6.90	$7.26	$7.77	$7.09	$7.38	$6.08	$8.57	$7.45	N/A	N/A
Accumulation units outstanding at the end of period	7,513	42,419	61,133	73,972	100,277	87,213	104,002	111,607	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.99	$16.42	$14.51	$14.35	$11.37	$12.33	$10.70	$8.21	$12.98	$15.53
End of period	$16.11	$15.99	$16.42	$14.51	$14.35	$11.37	$12.33	$10.70	$8.21	$12.98
Accumulation units outstanding at the end of period	3,797	51,655	67,778	66,570	74,817	95,357	80,038	60,025	44,316	34,570

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.73	$19.43	$19.71	$16.84	$14.79	$16.15	$14.62	$10.85	$18.67	$17.29
End of period	$18.21	$18.73	$19.43	$19.71	$16.84	$14.79	$16.15	$14.62	$10.85	$18.67
Accumulation units outstanding at the end of period	4,447	18,266	19,679	23,039	25,698	29,022	33,142	34,109	27,706	29,536

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.82	$26.63	$24.78	$19.24	$18.16	$19.57	$16.16	$11.76	$19.59	$20.45
End of period	$27.03	$23.82	$26.63	$24.78	$19.24	$18.16	$19.57	$16.16	$11.76	$19.59
Accumulation units outstanding at the end of period	367	7,186	10,102	18,282	13,005	19,743	11,029	10,251	17,325	18,602

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.08	$24.92	$23.46	$17.07	$14.75	$15.20	$12.24	$9.23	$15.58	$14.22
End of period	$26.41	$24.08	$24.92	$23.46	$17.07	$14.75	$15.20	$12.24	$9.23	$15.58
Accumulation units outstanding at the end of period	192	13,857	11,838	22,106	13,313	17,918	12,387	10,297	4,631	5,268

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$39.04	$38.52	$35.22	$25.21	$22.05	$23.82	$19.28	$13.71	$25.08	$23.62
End of period	$38.60	$39.04	$38.52	$35.22	$25.21	$22.05	$23.82	$19.28	$13.71	$25.08
Accumulation units outstanding at the end of period	1,303	13,596	18,403	13,460	18,692	13,175	10,601	8,114	5,104	3,218

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.69	$19.93	$19.22	$20.25	$19.86	$18.38	$17.41	$17.07	$16.29	$15.57
End of period	$19.65	$19.69	$19.93	$19.22	$20.25	$19.86	$18.38	$17.41	$17.07	$16.29
Accumulation units outstanding at the end of period	6,351	36,138	43,470	93,144	118,749	122,003	176,807	73,582	36,849	44,483

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.90	$12.37	$13.28	$13.65	$11.35	$14.03	$11.70	$6.93	$14.09	$10.87
End of period	$11.61	$9.90	$12.37	$13.28	$13.65	$11.35	$14.03	$11.70	$6.93	$14.09
Accumulation units outstanding at the end of period	—	15,717	24,298	59,362	99,124	149,152	164,650	123,170	50,995	46,711

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.20	$12.69	$11.92	$9.49	$8.32	$8.64	$7.54	$6.15	$9.81	N/A
End of period	$13.45	$12.20	$12.69	$11.92	$9.49	$8.32	$8.64	$7.54	$6.15	N/A
Accumulation units outstanding at the end of period	222	5,154	39,184	41,484	64,352	99,244	121,846	93,494	54,458	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.68	$13.92	$13.40	$14.01	$13.74	$13.04	$12.52	$12.04	$11.80	$11.27
End of period	$13.72	$13.68	$13.92	$13.40	$14.01	$13.74	$13.04	$12.52	$12.04	$11.80
Accumulation units outstanding at the end of period	3,944	33,027	51,976	55,557	85,014	109,824	132,216	132,889	124,521	166,020

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.65	$7.57	$7.29	$6.12	$5.17	$5.43	$4.51	$3.65	$6.14	$5.99
End of period	$9.30	$7.65	$7.57	$7.29	$6.12	$5.17	$5.43	$4.51	$3.65	$6.14
Accumulation units outstanding at the end of period	1,325	4,901	7,756	8,263	8,086	8,035	8,194	9,463	8,247	36,600

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.41	$21.52	$19.74	$14.22	$11.71	$11.17	$9.25	$7.06	$10.45	$11.53
End of period	$23.41	$22.41	$21.52	$19.74	$14.22	$11.71	$11.17	$9.25	$7.06	$10.45
Accumulation units outstanding at the end of period	5,377	36,600	13,486	19,297	16,071	13,138	3,703	2,277	1,254	872

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.26	$14.59	$13.51	$10.52	$9.62	$8.29	$6.76	$5.93	$11.17	$11.24
End of period	$16.25	$14.26	$14.59	$13.51	$10.52	$9.62	$8.29	$6.76	$5.93	$11.17
Accumulation units outstanding at the end of period	1,255	13,712	23,801	28,555	56,600	86,195	72,981	103,549	178,646	176,758

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.77	$9.33	$9.84	$10.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.42	$7.77	$9.33	$9.84	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,220	9,354	11,643	21,009	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.73	$14.24	$14.99	$11.66	$10.91	$11.98	$11.92	N/A	N/A	N/A
End of period	$13.26	$13.73	$14.24	$14.99	$11.66	$10.91	$11.98	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,200	10,088	13,839	8,724	8,837	8,998	8,965	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.33	$11.65	$10.48	$7.99	$6.44	$7.51	$6.73	$5.77	$11.88	$14.62
End of period	$13.84	$11.33	$11.65	$10.48	$7.99	$6.44	$7.51	$6.73	$5.77	$11.88
Accumulation units outstanding at the end of period	6,260	19,445	25,017	46,129	44,477	57,373	56,060	40,032	31,955	5,910

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.78	$18.59	$17.05	$15.30	$12.65	$14.02	$12.43	$9.64	$19.04	$17.42
End of period	$17.65	$16.78	$18.59	$17.05	$15.30	$12.65	$14.02	$12.43	$9.64	$19.04
Accumulation units outstanding at the end of period	896	15,896	15,593	12,937	29,777	53,871	80,139	105,938	198,890	218,646

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.08	$24.88	$20.21	$14.58	$12.51	$11.46	$11.22	$9.43	$12.48	$11.80
End of period	$24.68	$26.08	$24.88	$20.21	$14.58	$12.51	$11.46	$11.22	$9.43	$12.48
Accumulation units outstanding at the end of period	4,464	34,751	51,927	46,584	47,527	52,561	32,043	33,529	48,989	33,819

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.62	$13.02	$12.57	$10.33	$9.22	$9.57	$8.40	$6.82	$9.89	N/A
End of period	$13.90	$12.62	$13.02	$12.57	$10.33	$9.22	$9.57	$8.40	$6.82	N/A
Accumulation units outstanding at the end of period	—	31,098	68,492	82,919	115,371	130,811	123,767	142,055	128,498	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.29	$16.74	$18.12	$15.17	$13.07	$15.14	$14.41	$11.33	$20.19	$18.59
End of period	$16.15	$16.29	$16.74	$18.12	$15.17	$13.07	$15.14	$14.41	$11.33	$20.19
Accumulation units outstanding at the end of period	1,993	12,083	24,877	29,605	42,065	62,128	73,508	96,007	98,188	125,685

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.66	$17.46	$15.95	$12.31	$10.60	$11.01	$9.55	$7.82	$13.84	$13.87
End of period	$18.38	$16.66	$17.46	$15.95	$12.31	$10.60	$11.01	$9.55	$7.82	$13.84
Accumulation units outstanding at the end of period	1,645	30,631	49,201	118,887	190,105	587,796	878,553	1,087,174	1,262,381	1,426,227

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.21	$21.26	$18.25	$13.15	$11.17	$11.13	$9.66	$7.32	$12.72	$10.86
End of period	$22.52	$21.21	$21.26	$18.25	$13.15	$11.17	$11.13	$9.66	$7.32	$12.72
Accumulation units outstanding at the end of period	2,432	17,492	16,284	12,194	14,576	16,566	20,494	28,239	23,040	18,843

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.52	$35.13	$39.83	$32.31	$31.47	$30.98	$26.44	$22.39	$36.62	$27.52
End of period	$33.18	$26.52	$35.13	$39.83	$32.31	$31.47	$30.98	$26.44	$22.39	$36.62
Accumulation units outstanding at the end of period	4,612	20,343	36,367	55,359	59,737	76,315	57,632	49,090	37,850	38,488

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.03	$15.52	$15.29	$13.79	$12.52	$12.97	$11.68	$9.56	N/A	N/A
End of period	$17.28	$16.03	$15.52	$15.29	$13.79	$12.52	$12.97	$11.68	N/A	N/A
Accumulation units outstanding at the end of period	2,849	7,610	10,303	9,413	13,416	11,495	14,843	10,334	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.97	$15.48	$14.96	$10.82	$9.87	$9.56	$8.34	$7.13	$10.78	$10.19
End of period	$14.12	$13.97	$15.48	$14.96	$10.82	$9.87	$9.56	$8.34	$7.13	$10.78
Accumulation units outstanding at the end of period	1,748	14,072	7,687	10,699	10,993	13,921	14,377	6,218	2,961	6,016

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.73	$25.84	$24.04	$18.38	$15.94	$16.56	$13.37	$9.85	$16.04	$15.18
End of period	$29.22	$24.73	$25.84	$24.04	$18.38	$15.94	$16.56	$13.37	$9.85	$16.04
Accumulation units outstanding at the end of period	3,951	24,211	35,006	42,242	71,427	90,120	119,014	125,521	145,664	172,747

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.34	$17.47	$15.71	$12.13	$10.69	$10.71	$9.51	$7.68	$12.52	$12.13
End of period	$18.99	$17.34	$17.47	$15.71	$12.13	$10.69	$10.71	$9.51	$7.68	$12.52
Accumulation units outstanding at the end of period	28,504	77,805	97,953	117,900	145,152	181,800	188,366	208,106	123,267	142,412

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.90	$15.95	$15.67	$11.64	$10.39	$11.45	$9.64	$6.06	$8.83	N/A
End of period	$19.70	$14.90	$15.95	$15.67	$11.64	$10.39	$11.45	$9.64	$6.06	N/A
Accumulation units outstanding at the end of period	6,671	12,372	16,785	15,325	16,557	25,279	28,727	28,112	13,407	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.01	$22.38	$21.74	$15.96	$14.00	$14.88	$11.98	$9.56	$14.93	$15.51
End of period	$26.02	$21.01	$22.38	$21.74	$15.96	$14.00	$14.88	$11.98	$9.56	$14.93
Accumulation units outstanding at the end of period	2,619	17,599	25,677	47,692	66,084	91,228	88,274	101,001	97,292	73,063

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.10	$10.81	$9.11	$7.34	$6.71	$6.84	$6.20	$3.85	$6.92	$6.14
End of period	$12.37	$11.10	$10.81	$9.11	$7.34	$6.71	$6.84	$6.20	$3.85	$6.92
Accumulation units outstanding at the end of period	5,582	53,479	51,102	75,242	64,345	70,996	71,129	45,234	20,252	28,818

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.85	$12.59	$12.85	$10.75	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.72	$11.85	$12.59	$12.85	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	2,244	3,568	1,310	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.27	$10.57	$10.24	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.70	$10.27	$10.57	$10.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	17,428	14,199	2,010	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.64	$18.25	$18.21	$14.66	$12.37	$13.70	$12.07	$8.80	$15.13	$14.46
End of period	$18.35	$18.64	$18.25	$18.21	$14.66	$12.37	$13.70	$12.07	$8.80	$15.13
Accumulation units outstanding at the end of period	3,276	22,033	17,883	27,836	28,113	31,196	33,011	37,108	44,309	40,629

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.82	$13.45	$13.24	$14.81	$13.88	$12.63	$11.92	$10.34	$10.92	N/A
End of period	$13.26	$12.82	$13.45	$13.24	$14.81	$13.88	$12.63	$11.92	$10.34	N/A
Accumulation units outstanding at the end of period	10,454	71,355	127,186	271,327	296,560	314,374	290,385	251,391	189,010	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.97	$19.21	$18.78	$19.50	$18.34	$17.78	$16.80	$14.80	$14.98	$14.07
End of period	$19.17	$18.97	$19.21	$18.78	$19.50	$18.34	$17.78	$16.80	$14.80	$14.98
Accumulation units outstanding at the end of period	8,711	104,354	147,915	279,184	416,924	410,820	453,798	422,005	363,867	228,367

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.32	$10.63	$10.78	$10.51	$9.91	N/A	N/A	N/A	N/A	N/A
End of period	$11.11	$10.32	$10.63	$10.78	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,838	42,355	42,522	66,977	25,966	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.21	$18.78	$19.07	$17.92	$15.60	$15.15	$13.32	$9.26	$13.59	$13.97
End of period	$19.81	$17.21	$18.78	$19.07	$17.92	$15.60	$15.15	$13.32	$9.26	$13.59
Accumulation units outstanding at the end of period	9,542	34,611	54,461	174,033	130,129	251,025	216,543	94,411	39,511	43,512

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.80	$16.36	$15.06	$10.85	$9.48	$10.40	$8.16	$5.63	N/A	N/A
End of period	$18.55	$14.80	$16.36	$15.06	$10.85	$9.48	$10.40	$8.16	N/A	N/A
Accumulation units outstanding at the end of period	8,822	5,996	4,224	9,247	11,371	20,356	9,287	10,662	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.69	$15.48	$14.86	$11.00	$9.34	$10.33	$8.22	$6.24	N/A	N/A
End of period	$18.87	$14.69	$15.48	$14.86	$11.00	$9.34	$10.33	$8.22	N/A	N/A
Accumulation units outstanding at the end of period	3,208	5,081	11,912	16,310	10,426	10,166	8,604	5,785	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.58	$28.48	$25.74	$18.66	$16.40	$17.60	$15.23	$10.71	$20.62	$22.22
End of period	$30.61	$25.58	$28.48	$25.74	$18.66	$16.40	$17.60	$15.23	$10.71	$20.62
Accumulation units outstanding at the end of period	109	1,025	3,405	9,343	10,102	13,152	9,086	5,133	3,235	3,209

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.19	$14.48	$14.63	$10.50	$8.20	$10.16	$8.17	$5.92	N/A	N/A
End of period	$15.11	$14.19	$14.48	$14.63	$10.50	$8.20	$10.16	$8.17	N/A	N/A
Accumulation units outstanding at the end of period	—	17,928	32,579	50,494	63,838	81,311	45,509	36,336	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.43	$19.73	$17.53	$12.41	$10.85	$10.42	$9.31	$6.67	$9.92	N/A
End of period	$19.99	$18.43	$19.73	$17.53	$12.41	$10.85	$10.42	$9.31	$6.67	N/A
Accumulation units outstanding at the end of period	19,790	105,877	115,568	133,832	152,020	184,157	211,991	200,598	126,826	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.45	$20.54	$18.98	$13.50	$11.76	$10.82	$9.77	$6.88	N/A	N/A
End of period	$21.26	$20.45	$20.54	$18.98	$13.50	$11.76	$10.82	$9.77	N/A	N/A
Accumulation units outstanding at the end of period	1,294	33,295	22,833	26,185	39,858	21,998	17,284	20,169	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.57	$17.74	$15.86	$12.33	$11.11	$10.05	$8.64	$7.11	N/A	N/A
End of period	$20.35	$17.57	$17.74	$15.86	$12.33	$11.11	$10.05	$8.64	N/A	N/A
Accumulation units outstanding at the end of period	21,550	100,756	134,980	169,561	149,068	104,065	60,781	47,623	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.55	$21.89	$18.85	$12.78	$11.39	$10.87	$9.66	$6.25	N/A	N/A
End of period	$19.21	$18.55	$21.89	$18.85	$12.78	$11.39	$10.87	$9.66	N/A	N/A
Accumulation units outstanding at the end of period	416	14,754	24,715	19,806	19,927	27,045	18,474	18,387	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.61	$19.98	$19.06	$15.41	$13.52	$14.44	$12.53	$9.72	$16.25	$15.13
End of period	$20.45	$19.61	$19.98	$19.06	$15.41	$13.52	$14.44	$12.53	$9.72	$16.25
Accumulation units outstanding at the end of period	22,316	34,756	60,073	93,947	95,129	104,195	53,732	41,178	37,623	45,862

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.96	$13.38	$13.19	$12.83	$11.99	$11.82	$11.06	$9.90	$11.67	$11.16
End of period	$13.39	$12.96	$13.38	$13.19	$12.83	$11.99	$11.82	$11.06	$9.90	$11.67
Accumulation units outstanding at the end of period	604	119,782	140,845	162,042	242,039	271,081	174,031	134,245	143,006	73,674

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.60	$19.97	$19.22	$15.94	$14.05	$14.74	$12.91	$10.25	$16.11	$15.07
End of period	$20.43	$19.60	$19.97	$19.22	$15.94	$14.05	$14.74	$12.91	$10.25	$16.11
Accumulation units outstanding at the end of period	2,814	115,363	139,239	204,714	218,819	322,948	263,682	202,770	185,989	171,830

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.44	$14.85	$14.52	$13.37	$12.25	$12.35	$11.28	$9.67	$12.48	$11.78
End of period	$15.00	$14.44	$14.85	$14.52	$13.37	$12.25	$12.35	$11.28	$9.67	$12.48
Accumulation units outstanding at the end of period	19,051	157,123	202,637	311,966	313,178	331,843	309,480	303,298	224,152	150,622

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.34	$18.79	$18.28	$16.04	$14.34	$14.76	$13.26	$10.92	$15.31	$14.32
End of period	$19.05	$18.34	$18.79	$18.28	$16.04	$14.34	$14.76	$13.26	$10.92	$15.31
Accumulation units outstanding at the end of period	23,222	167,482	213,201	343,423	429,265	512,108	461,666	429,504	269,294	225,860

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.92	$11.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.51	$9.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,598	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.69	$18.38	$16.12	$10.81	$9.02	$9.69	$8.95	$6.37	N/A	N/A
End of period	$18.49	$16.69	$18.38	$16.12	$10.81	$9.02	$9.69	$8.95	N/A	N/A
Accumulation units outstanding at the end of period	135	17,224	18,066	34,705	11,205	16,627	19,760	18,372	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$52.39	$48.11	$44.99	$32.98	$28.21	$29.02	$25.27	$17.90	$31.84	$29.40
End of period	$52.27	$52.39	$48.11	$44.99	$32.98	$28.21	$29.02	$25.27	$17.90	$31.84
Accumulation units outstanding at the end of period	1,572	44,159	43,588	67,931	58,221	79,857	68,982	69,891	40,893	32,675

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$79.70	$76.10	$68.56	$51.06	$45.70	$47.15	$37.48	$25.95	$44.45	$38.55
End of period	$83.17	$79.70	$76.10	$68.56	$51.06	$45.70	$47.15	$37.48	$25.95	$44.45
Accumulation units outstanding at the end of period	2,446	25,261	20,905	42,157	40,027	51,916	48,168	34,177	20,353	19,918

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.06	$10.19	$10.32	$10.48	$10.40	$10.43	$10.30	$9.73	$10.51	$10.20
End of period	$10.04	$10.06	$10.19	$10.32	$10.48	$10.40	$10.43	$10.30	$9.73	$10.51
Accumulation units outstanding at the end of period	8,967	46,272	50,647	149,273	91,955	72,053	57,825	35,437	19,768	15,112

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.60	$24.45	$21.95	$16.27	$13.86	$14.39	$12.62	$9.36	$15.98	$16.11
End of period	$25.74	$23.60	$24.45	$21.95	$16.27	$13.86	$14.39	$12.62	$9.36	$15.98
Accumulation units outstanding at the end of period	421	14,072	23,812	40,736	34,024	61,734	58,471	54,550	60,795	74,163

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.49	$38.47	$35.60	$30.33	$28.00	$27.57	$25.29	$21.48	$27.54	$26.05
End of period	$40.87	$37.49	$38.47	$35.60	$30.33	$28.00	$27.57	$25.29	$21.48	$27.54
Accumulation units outstanding at the end of period	1,316	64,395	61,207	92,294	83,966	99,626	78,830	89,634	61,430	27,857

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.48	$11.67	$11.86	$12.06	$12.26	$12.46	$12.67	$12.86	$12.79	$12.41
End of period	$11.29	$11.48	$11.67	$11.86	$12.06	$12.26	$12.46	$12.67	$12.86	$12.79
Accumulation units outstanding at the end of period	2,974	127,754	76,905	83,142	92,213	204,293	60,834	180,018	180,743	63,962

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.13	$30.57	$27.91	$21.65	$18.92	$19.64	$17.56	$14.40	$21.96	$20.70
End of period	$32.50	$29.13	$30.57	$27.91	$21.65	$18.92	$19.64	$17.56	$14.40	$21.96
Accumulation units outstanding at the end of period	594	5,852	22,794	49,905	48,641	56,737	54,100	39,101	24,946	19,700

Accumulation Unit Values
Contract with Endorsements - 1.65%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.61	$17.19	$17.20	$15.97	$14.63	$15.73	$13.80	N/A	N/A	N/A
End of period	$16.86	$16.61	$17.19	$17.20	$15.97	$14.63	$15.73	N/A	N/A	N/A
Accumulation units outstanding at the end of period	50,852	56,143	71,649	89,409	149,672	221,746	163,004	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.11	$11.60	$11.23	$9.21	$8.17	$8.57	$7.73	$6.27	$10.48	N/A
End of period	$11.81	$11.11	$11.60	$11.23	$9.21	$8.17	$8.57	$7.73	$6.27	N/A
Accumulation units outstanding at the end of period	17,718	34,403	18,591	9,104	3,326	69,228	37,537	37,782	4,837	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.35	$12.79	$12.34	$10.71	$9.61	$9.70	$8.88	$7.60	$10.53	N/A
End of period	$13.03	$12.35	$12.79	$12.34	$10.71	$9.61	$9.70	$8.88	$7.60	N/A
Accumulation units outstanding at the end of period	38,947	119,564	95,209	93,128	102,675	151,264	112,133	34,991	68,041	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.94	$12.39	$11.99	$9.94	$8.84	$9.07	$8.14	$6.74	$10.50	N/A
End of period	$12.63	$11.94	$12.39	$11.99	$9.94	$8.84	$9.07	$8.14	$6.74	N/A
Accumulation units outstanding at the end of period	72,448	217,699	84,321	181,257	137,565	254,611	152,873	71,091	64,097	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.87	$16.50	$16.41	$14.65	$13.40	$13.99	$12.58	N/A	N/A	N/A
End of period	$16.55	$15.87	$16.50	$16.41	$14.65	$13.40	$13.99	N/A	N/A	N/A
Accumulation units outstanding at the end of period	24,207	125,047	43,290	260,926	263,049	475,660	290,259	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.25	$16.90	$16.86	$15.24	$13.92	$14.71	$13.08	N/A	N/A	N/A
End of period	$16.81	$16.25	$16.90	$16.86	$15.24	$13.92	$14.71	N/A	N/A	N/A
Accumulation units outstanding at the end of period	66,448	162,777	75,205	127,135	131,507	330,015	142,477	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.24	$16.86	$16.83	$15.50	$14.21	$15.15	$13.41	N/A	N/A	N/A
End of period	$16.63	$16.24	$16.86	$16.83	$15.50	$14.21	$15.15	N/A	N/A	N/A
Accumulation units outstanding at the end of period	175,181	340,605	280,550	395,912	468,121	565,049	335,571	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.58	$37.95	$37.53	$29.24	$26.12	$27.18	$20.37	$15.28	$25.18	$22.84
End of period	$37.01	$35.58	$37.95	$37.53	$29.24	$26.12	$27.18	$20.37	$15.28	$25.18
Accumulation units outstanding at the end of period	45,860	82,164	72,326	95,871	123,938	228,450	153,303	109,213	119,632	104,863

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.15	$18.13	$18.40	$13.92	$12.03	$12.58	$10.08	$7.67	$11.66	$12.63
End of period	$19.66	$16.15	$18.13	$18.40	$13.92	$12.03	$12.58	$10.08	$7.67	$11.66
Accumulation units outstanding at the end of period	60,713	77,872	77,217	106,785	128,264	176,142	229,985	227,011	194,810	115,501

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.77	$11.98	$11.68	$10.31	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.43	$11.77	$11.98	$11.68	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	46,671	191,810	24,376	17,003	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.61	$16.41	$14.51	$11.14	$9.98	$10.28	N/A	N/A	N/A	N/A
End of period	$18.17	$15.61	$16.41	$14.51	$11.14	$9.98	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	144,464	236,575	119,746	76,042	80,197	162,157	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.87	$10.48	$10.53	$11.03	$10.61	$10.34	N/A	N/A	N/A	N/A
End of period	$9.94	$9.87	$10.48	$10.53	$11.03	$10.61	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	69,559	98,862	100,361	106,995	132,719	223,571	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.55	$12.77	$12.75	$10.14	$8.74	$11.03	N/A	N/A	N/A	N/A
End of period	$12.57	$12.55	$12.77	$12.75	$10.14	$8.74	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	15,731	63,176	11,310	25,808	36,197	66,412	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.41	$12.57	$12.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.11	$12.41	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	57,457	60,813	29,774	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.09	$16.19	$14.94	$11.42	$9.93	$10.34	N/A	N/A	N/A	N/A
End of period	$17.58	$16.09	$16.19	$14.94	$11.42	$9.93	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	71,404	173,422	85,782	75,830	89,515	142,538	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.10	$11.86	$12.43	$10.44	$9.04	$10.73	N/A	N/A	N/A	N/A
End of period	$11.26	$11.10	$11.86	$12.43	$10.44	$9.04	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	38,827	85,489	51,524	41,347	50,139	85,219	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.21	$10.77	$11.93	$10.94	$9.47	$11.24	N/A	N/A	N/A	N/A
End of period	$10.54	$10.21	$10.77	$11.93	$10.94	$9.47	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	91,119	156,255	108,241	69,387	81,996	107,149	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$10.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.98	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,254	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.50	$11.85	$11.82	$10.52	$9.76	$10.31	N/A	N/A	N/A	N/A
End of period	$11.76	$11.50	$11.85	$11.82	$10.52	$9.76	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	135,193	730,316	220,792	303,657	397,266	540,933	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.89	$9.18	$10.88	$10.10	$10.19	$11.18	$9.68	$6.56	$13.68	N/A
End of period	$8.57	$6.89	$9.18	$10.88	$10.10	$10.19	$11.18	$9.68	$6.56	N/A
Accumulation units outstanding at the end of period	228,738	329,879	389,793	447,404	577,877	541,320	511,262	547,953	430,713	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.10	$39.34	$36.73	$26.86	$24.69	$24.91	$22.48	$16.95	$29.15	$27.01
End of period	$40.61	$41.10	$39.34	$36.73	$26.86	$24.69	$24.91	$22.48	$16.95	$29.15
Accumulation units outstanding at the end of period	48,289	50,604	26,092	36,134	51,100	65,782	70,450	88,509	71,863	69,301

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.41	$15.49	$14.67	$12.08	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.74	$12.41	$15.49	$14.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	48,267	64,896	153,481	118,543	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.05	$13.47	$13.62	$11.99	$10.78	$11.51	$10.73	$8.91	$12.63	$11.89
End of period	$13.58	$13.05	$13.47	$13.62	$11.99	$10.78	$11.51	$10.73	$8.91	$12.63
Accumulation units outstanding at the end of period	75,916	123,264	125,441	158,055	210,584	314,112	286,668	334,314	462,736	396,883

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.50	$13.18	$14.98	$12.54	$10.88	$12.69	$11.99	$9.37	$17.16	$15.58
End of period	$12.30	$12.50	$13.18	$14.98	$12.54	$10.88	$12.69	$11.99	$9.37	$17.16
Accumulation units outstanding at the end of period	226,940	262,561	280,487	253,131	272,831	325,908	339,241	398,529	400,876	509,714

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.53	$25.47	$23.58	$17.73	$15.86	$16.26	$14.78	$11.22	$18.72	$18.92
End of period	$27.51	$24.53	$25.47	$23.58	$17.73	$15.86	$16.26	$14.78	$11.22	$18.72
Accumulation units outstanding at the end of period	37,762	51,638	57,651	54,984	73,379	77,818	76,354	78,671	75,742	80,846

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.47	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	35,403	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.06	$13.49	$14.29	$11.75	$10.19	$11.20	$10.37	N/A	N/A	N/A
End of period	$12.29	$12.06	$13.49	$14.29	$11.75	$10.19	$11.20	N/A	N/A	N/A
Accumulation units outstanding at the end of period	156,605	497,516	293,375	444,272	618,409	881,277	460,669	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.91	$11.82	$11.70	$9.60	$8.41	$8.67	$7.99	$6.24	$9.93	N/A
End of period	$12.17	$10.91	$11.82	$11.70	$9.60	$8.41	$8.67	$7.99	$6.24	N/A
Accumulation units outstanding at the end of period	199,623	289,854	229,946	269,490	338,981	539,506	485,794	607,206	777,800	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.86	$10.71	$11.15	$8.70	$7.24	$7.84	$7.45	$5.79	$9.91	N/A
End of period	$10.72	$9.86	$10.71	$11.15	$8.70	$7.24	$7.84	$7.45	$5.79	N/A
Accumulation units outstanding at the end of period	64,610	123,943	107,290	119,883	89,338	142,363	109,884	185,768	94,395	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.96	$11.62	$11.87	$11.66	$10.05	N/A	N/A	N/A	N/A	N/A
End of period	$11.19	$10.96	$11.62	$11.87	$11.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	81,162	160,768	119,899	172,920	154,470	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.57	$13.80	$13.59	$12.11	$10.98	$10.88	$9.83	$7.52	$10.88	$10.86
End of period	$14.11	$12.57	$13.80	$13.59	$12.11	$10.98	$10.88	$9.83	$7.52	$10.88
Accumulation units outstanding at the end of period	157,223	372,239	327,268	318,100	391,900	473,648	401,766	401,590	425,404	301,889

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.94	$9.73	$10.92	$8.39	$6.70	$7.95	$6.71	$4.47	$9.86	N/A
End of period	$9.66	$9.94	$9.73	$10.92	$8.39	$6.70	$7.95	$6.71	$4.47	N/A
Accumulation units outstanding at the end of period	108,627	130,710	143,581	150,373	147,914	134,029	95,424	84,442	7,932	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.24	$11.98	$11.35	$9.00	$8.05	$8.23	$7.51	$6.02	$9.86	N/A
End of period	$12.78	$11.24	$11.98	$11.35	$9.00	$8.05	$8.23	$7.51	$6.02	N/A
Accumulation units outstanding at the end of period	56,445	116,573	72,149	93,971	107,675	209,046	178,363	120,586	84,326	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.35	$24.66	$23.79	$24.44	$23.06	$22.06	$20.84	$18.56	$19.90	$18.91
End of period	$24.46	$24.35	$24.66	$23.79	$24.44	$23.06	$22.06	$20.84	$18.56	$19.90
Accumulation units outstanding at the end of period	113,505	157,745	163,004	157,457	245,192	312,061	309,978	419,420	495,346	605,955

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.77	$12.49	$13.36	$14.74	$12.48	$13.31	$11.66	$9.64	N/A	N/A
End of period	$11.56	$10.77	$12.49	$13.36	$14.74	$12.48	$13.31	$11.66	N/A	N/A
Accumulation units outstanding at the end of period	29,171	38,661	50,579	67,159	128,896	207,684	369,403	124,600	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.07	$20.18	$18.13	$13.89	$11.96	$13.01	$10.64	$8.15	$12.97	$12.83
End of period	$20.19	$18.07	$20.18	$18.13	$13.89	$11.96	$13.01	$10.64	$8.15	$12.97
Accumulation units outstanding at the end of period	49,477	87,734	65,543	76,661	141,176	233,730	239,852	308,673	255,780	206,776

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.71	$13.15	$11.73	$8.89	$7.56	$8.60	$8.04	$6.55	$10.68	N/A
End of period	$13.50	$12.71	$13.15	$11.73	$8.89	$7.56	$8.60	$8.04	$6.55	N/A
Accumulation units outstanding at the end of period	25,914	46,496	108,623	37,349	58,023	75,424	83,208	75,192	54,725	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.26	$7.77	$7.09	$7.38	$6.08	$8.57	$7.45	$4.16	N/A	N/A
End of period	$6.90	$7.26	$7.77	$7.09	$7.38	$6.08	$8.57	$7.45	N/A	N/A
Accumulation units outstanding at the end of period	118,185	69,198	94,292	121,827	189,783	216,562	248,795	293,348	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.99	$16.41	$14.50	$14.35	$11.37	$12.33	$10.70	$8.21	$12.98	$15.53
End of period	$16.11	$15.99	$16.41	$14.50	$14.35	$11.37	$12.33	$10.70	$8.21	$12.98
Accumulation units outstanding at the end of period	118,246	222,470	307,516	272,886	324,913	301,295	310,979	221,029	243,038	257,267

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.71	$19.42	$19.69	$16.83	$14.78	$16.13	$14.61	$10.84	$18.66	$17.28
End of period	$18.19	$18.71	$19.42	$19.69	$16.83	$14.78	$16.13	$14.61	$10.84	$18.66
Accumulation units outstanding at the end of period	65,016	81,238	76,159	100,130	140,177	156,359	186,157	143,970	175,178	193,024

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.80	$26.61	$24.76	$19.23	$18.14	$19.55	$16.15	$11.76	$19.58	$20.45
End of period	$27.00	$23.80	$26.61	$24.76	$19.23	$18.14	$19.55	$16.15	$11.76	$19.58
Accumulation units outstanding at the end of period	33,296	53,283	47,533	61,310	98,796	163,802	163,804	170,311	195,065	251,785

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.06	$24.91	$23.45	$17.07	$14.75	$15.20	$12.24	$9.23	$15.57	$14.22
End of period	$26.39	$24.06	$24.91	$23.45	$17.07	$14.75	$15.20	$12.24	$9.23	$15.57
Accumulation units outstanding at the end of period	154,585	168,238	45,380	93,063	67,456	67,337	101,722	177,432	134,754	86,580

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$39.01	$38.50	$35.20	$25.19	$22.03	$23.80	$19.27	$13.70	$25.07	$23.61
End of period	$38.57	$39.01	$38.50	$35.20	$25.19	$22.03	$23.80	$19.27	$13.70	$25.07
Accumulation units outstanding at the end of period	19,680	43,695	24,595	29,371	44,403	56,544	39,875	51,519	48,281	73,379

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.67	$19.91	$19.20	$20.23	$19.85	$18.37	$17.40	$17.06	$16.28	$15.56
End of period	$19.63	$19.67	$19.91	$19.20	$20.23	$19.85	$18.37	$17.40	$17.06	$16.28
Accumulation units outstanding at the end of period	111,346	159,142	130,097	148,827	265,025	251,000	240,344	299,986	682,505	250,718

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.89	$12.37	$13.27	$13.64	$11.35	$14.03	$11.70	$6.92	$14.09	$10.87
End of period	$11.61	$9.89	$12.37	$13.27	$13.64	$11.35	$14.03	$11.70	$6.92	$14.09
Accumulation units outstanding at the end of period	67,054	92,600	120,974	162,547	249,685	457,702	677,626	600,531	404,493	339,162

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.20	$12.69	$11.91	$9.49	$8.32	$8.63	$7.54	$6.15	$9.81	N/A
End of period	$13.44	$12.20	$12.69	$11.91	$9.49	$8.32	$8.63	$7.54	$6.15	N/A
Accumulation units outstanding at the end of period	48,332	48,978	57,646	67,858	128,251	157,210	108,164	147,218	159,068	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.67	$13.91	$13.39	$14.00	$13.74	$13.03	$12.51	$12.03	$11.80	$11.27
End of period	$13.71	$13.67	$13.91	$13.39	$14.00	$13.74	$13.03	$12.51	$12.03	$11.80
Accumulation units outstanding at the end of period	259,659	295,618	378,323	426,300	484,879	598,022	719,535	717,092	734,159	934,882

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.64	$7.56	$7.29	$6.12	$5.17	$5.43	$4.51	$3.65	$6.14	$5.99
End of period	$9.29	$7.64	$7.56	$7.29	$6.12	$5.17	$5.43	$4.51	$3.65	$6.14
Accumulation units outstanding at the end of period	24,961	39,842	35,889	52,771	68,699	67,555	80,178	94,487	88,486	199,787

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.41	$21.51	$19.74	$14.22	$11.71	$11.17	$9.25	$7.07	$10.46	$11.54
End of period	$23.40	$22.41	$21.51	$19.74	$14.22	$11.71	$11.17	$9.25	$7.07	$10.46
Accumulation units outstanding at the end of period	64,153	100,104	71,297	89,608	88,996	77,409	79,545	43,148	48,782	32,425

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.25	$14.58	$13.50	$10.52	$9.61	$8.28	$6.75	$5.93	$11.16	$11.23
End of period	$16.24	$14.25	$14.58	$13.50	$10.52	$9.61	$8.28	$6.75	$5.93	$11.16
Accumulation units outstanding at the end of period	340,299	412,971	514,352	700,244	925,318	1,166,551	1,404,224	1,782,325	2,221,778	3,141,729

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.77	$9.32	$9.84	$10.44	$9.03	N/A	N/A	N/A	N/A	N/A
End of period	$8.41	$7.77	$9.32	$9.84	$10.44	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	205,060	276,516	352,234	297,009	201,289	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.73	$14.24	$14.98	$11.66	$10.91	$11.98	$11.92	N/A	N/A	N/A
End of period	$13.26	$13.73	$14.24	$14.98	$11.66	$10.91	$11.98	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,454	41,726	64,395	68,919	26,350	1,715	2,199	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.33	$11.65	$10.47	$7.98	$6.44	$7.51	$6.73	$5.77	$11.88	$14.61
End of period	$13.83	$11.33	$11.65	$10.47	$7.98	$6.44	$7.51	$6.73	$5.77	$11.88
Accumulation units outstanding at the end of period	118,756	164,072	109,039	126,903	145,532	165,137	224,400	236,121	281,291	82,235

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.77	$18.58	$17.04	$15.29	$12.65	$14.01	$12.42	$9.64	$19.03	$17.41
End of period	$17.64	$16.77	$18.58	$17.04	$15.29	$12.65	$14.01	$12.42	$9.64	$19.03
Accumulation units outstanding at the end of period	348,512	403,494	487,491	581,232	773,265	888,282	1,103,240	1,595,187	2,021,487	2,633,624

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.07	$24.86	$20.20	$14.58	$12.50	$11.46	$11.22	$9.43	$12.48	$11.80
End of period	$24.66	$26.07	$24.86	$20.20	$14.58	$12.50	$11.46	$11.22	$9.43	$12.48
Accumulation units outstanding at the end of period	143,505	238,097	183,082	154,561	170,105	134,245	130,735	182,161	278,021	228,867

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.62	$13.02	$12.57	$10.33	$9.21	$9.57	$8.40	$6.82	$9.89	N/A
End of period	$13.89	$12.62	$13.02	$12.57	$10.33	$9.21	$9.57	$8.40	$6.82	N/A
Accumulation units outstanding at the end of period	72,576	79,821	92,717	154,053	180,522	280,657	202,551	156,812	47,885	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.28	$16.73	$18.11	$15.16	$13.06	$15.14	$14.41	$11.33	$20.18	$18.59
End of period	$16.14	$16.28	$16.73	$18.11	$15.16	$13.06	$15.14	$14.41	$11.33	$20.18
Accumulation units outstanding at the end of period	280,174	330,253	343,406	367,516	456,046	524,092	589,399	746,104	859,579	985,730

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.65	$17.45	$15.94	$12.31	$10.60	$11.00	$9.55	$7.82	$13.84	$13.87
End of period	$18.37	$16.65	$17.45	$15.94	$12.31	$10.60	$11.00	$9.55	$7.82	$13.84
Accumulation units outstanding at the end of period	1,733,302	2,024,442	2,350,713	2,964,194	3,992,495	4,699,658	5,770,907	7,263,475	8,810,799	10,989,790

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.20	$21.25	$18.24	$13.14	$11.17	$11.13	$9.65	$7.32	$12.72	$10.86
End of period	$22.51	$21.20	$21.25	$18.24	$13.14	$11.17	$11.13	$9.65	$7.32	$12.72
Accumulation units outstanding at the end of period	224,798	214,466	105,914	97,762	135,599	125,973	161,285	224,368	240,689	314,530

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.49	$35.10	$39.80	$32.28	$31.45	$30.96	$26.43	$22.37	$36.61	$27.51
End of period	$33.15	$26.49	$35.10	$39.80	$32.28	$31.45	$30.96	$26.43	$22.37	$36.61
Accumulation units outstanding at the end of period	86,742	120,272	117,652	131,720	176,742	192,520	186,775	228,151	247,084	305,047

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.02	$15.52	$15.28	$13.79	$12.52	$12.97	$11.68	N/A	N/A	N/A
End of period	$17.27	$16.02	$15.52	$15.28	$13.79	$12.52	$12.97	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,923	30,112	54,423	49,511	29,960	22,024	49,418	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.96	$15.47	$14.96	$10.82	$9.86	$9.56	$8.34	$7.13	$10.78	$10.19
End of period	$14.12	$13.96	$15.47	$14.96	$10.82	$9.86	$9.56	$8.34	$7.13	$10.78
Accumulation units outstanding at the end of period	636,736	735,740	393,873	499,516	39,526	25,178	27,530	23,371	38,740	41,520

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.71	$25.82	$24.03	$18.37	$15.93	$16.55	$13.37	$9.85	$16.04	$15.18
End of period	$29.20	$24.71	$25.82	$24.03	$18.37	$15.93	$16.55	$13.37	$9.85	$16.04
Accumulation units outstanding at the end of period	243,048	279,590	287,742	398,816	400,778	478,334	599,511	669,751	807,963	898,258

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.33	$17.46	$15.70	$12.12	$10.68	$10.70	$9.51	$7.67	$12.51	$12.13
End of period	$18.98	$17.33	$17.46	$15.70	$12.12	$10.68	$10.70	$9.51	$7.67	$12.51
Accumulation units outstanding at the end of period	884,256	1,172,124	1,337,164	1,689,711	1,143,160	1,176,205	1,393,714	1,561,373	1,493,997	1,657,947

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.89	$15.95	$15.66	$11.63	$10.39	$11.44	$9.63	$6.06	$8.83	N/A
End of period	$19.69	$14.89	$15.95	$15.66	$11.63	$10.39	$11.44	$9.63	$6.06	N/A
Accumulation units outstanding at the end of period	79,610	86,418	237,142	258,383	281,406	309,107	367,480	167,914	95,944	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$21.00	$22.37	$21.73	$15.96	$14.00	$14.88	$11.97	$9.56	$14.93	$15.51
End of period	$26.00	$21.00	$22.37	$21.73	$15.96	$14.00	$14.88	$11.97	$9.56	$14.93
Accumulation units outstanding at the end of period	437,976	522,300	631,852	802,863	587,411	550,124	689,340	796,822	750,154	812,341

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.09	$10.80	$9.11	$7.34	$6.71	$6.84	$6.20	$3.85	$6.92	$6.14
End of period	$12.36	$11.09	$10.80	$9.11	$7.34	$6.71	$6.84	$6.20	$3.85	$6.92
Accumulation units outstanding at the end of period	172,221	280,508	211,777	253,176	300,062	311,426	303,860	448,772	156,914	581,458

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.84	$12.58	$12.84	$9.48	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.72	$11.84	$12.58	$12.84	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,283	14,760	168	3,758	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.27	$10.57	$10.24	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.70	$10.27	$10.57	$10.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	129,963	136,139	91,288	12,960	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.62	$18.24	$18.20	$14.66	$12.36	$13.69	$12.06	$8.80	$15.12	$14.46
End of period	$18.34	$18.62	$18.24	$18.20	$14.66	$12.36	$13.69	$12.06	$8.80	$15.12
Accumulation units outstanding at the end of period	159,361	191,464	148,041	209,898	226,445	281,229	266,017	221,011	242,812	295,550

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	28,144	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.81	$13.45	$13.23	$14.80	$13.88	$12.63	$11.92	$10.34	$10.92	N/A
End of period	$13.26	$12.81	$13.45	$13.23	$14.80	$13.88	$12.63	$11.92	$10.34	N/A
Accumulation units outstanding at the end of period	183,870	327,489	271,613	379,435	762,404	839,323	702,764	681,521	717,963	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.95	$19.19	$18.76	$19.48	$18.32	$17.77	$16.79	$14.79	$14.97	$14.07
End of period	$19.15	$18.95	$19.19	$18.76	$19.48	$18.32	$17.77	$16.79	$14.79	$14.97
Accumulation units outstanding at the end of period	484,322	773,020	706,370	954,444	1,610,309	1,555,444	1,548,407	1,548,166	1,309,523	1,310,894

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.32	$10.63	$10.78	$10.51	$9.91	N/A	N/A	N/A	N/A	N/A
End of period	$11.11	$10.32	$10.63	$10.78	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	188,158	261,468	325,264	381,110	101,904	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.22	$18.80	$19.09	$17.93	$15.62	$15.17	$13.33	$9.27	$13.60	$13.99
End of period	$19.82	$17.22	$18.80	$19.09	$17.93	$15.62	$15.17	$13.33	$9.27	$13.60
Accumulation units outstanding at the end of period	195,325	264,518	249,969	331,934	495,938	512,059	443,489	568,570	332,896	431,267

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.79	$16.36	$15.06	$10.85	$9.47	$10.40	$8.16	$5.63	N/A	N/A
End of period	$18.54	$14.79	$16.36	$15.06	$10.85	$9.47	$10.40	$8.16	N/A	N/A
Accumulation units outstanding at the end of period	41,231	23,841	27,627	77,691	17,779	36,266	31,805	9,228	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.69	$15.47	$14.86	$11.00	$9.34	$10.33	$8.22	$6.24	N/A	N/A
End of period	$18.86	$14.69	$15.47	$14.86	$11.00	$9.34	$10.33	$8.22	N/A	N/A
Accumulation units outstanding at the end of period	103,293	77,688	74,239	30,132	18,600	23,153	25,023	13,643	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	32,073	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.56	$28.46	$25.72	$18.64	$16.39	$17.59	$15.22	$10.70	$20.61	$22.21
End of period	$30.57	$25.56	$28.46	$25.72	$18.64	$16.39	$17.59	$15.22	$10.70	$20.61
Accumulation units outstanding at the end of period	5,915	10,069	14,986	15,845	28,670	32,889	39,804	53,103	62,593	71,906

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.18	$14.48	$14.63	$10.50	$8.19	$10.16	$8.17	$5.92	N/A	N/A
End of period	$15.10	$14.18	$14.48	$14.63	$10.50	$8.19	$10.16	$8.17	N/A	N/A
Accumulation units outstanding at the end of period	49,396	67,681	87,482	113,613	181,781	292,597	213,999	62,231	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.42	$19.72	$17.52	$12.40	$10.85	$10.42	$9.31	$6.67	$9.92	N/A
End of period	$19.98	$18.42	$19.72	$17.52	$12.40	$10.85	$10.42	$9.31	$6.67	N/A
Accumulation units outstanding at the end of period	751,712	976,539	623,325	701,880	647,003	496,390	544,371	556,936	565,023	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.44	$20.54	$18.97	$13.49	$11.76	$10.82	$9.77	$6.88	$9.91	N/A
End of period	$21.25	$20.44	$20.54	$18.97	$13.49	$11.76	$10.82	$9.77	$6.88	N/A
Accumulation units outstanding at the end of period	204,280	238,080	223,868	265,859	252,746	270,060	233,332	271,484	256,393	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.57	$17.74	$15.86	$12.33	$11.11	$10.05	$8.64	$7.11	$9.76	N/A
End of period	$20.34	$17.57	$17.74	$15.86	$12.33	$11.11	$10.05	$8.64	$7.11	N/A
Accumulation units outstanding at the end of period	320,011	337,482	320,617	375,002	402,423	638,644	307,712	250,944	297,972	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.55	$21.88	$18.85	$12.78	$11.39	$10.87	$9.66	$6.25	$9.92	N/A
End of period	$19.21	$18.55	$21.88	$18.85	$12.78	$11.39	$10.87	$9.66	$6.25	N/A
Accumulation units outstanding at the end of period	156,092	173,639	139,363	147,729	179,538	271,499	225,473	249,810	221,598	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.60	$19.97	$19.05	$15.40	$13.51	$14.43	$12.53	$9.72	$16.24	$15.13
End of period	$20.43	$19.60	$19.97	$19.05	$15.40	$13.51	$14.43	$12.53	$9.72	$16.24
Accumulation units outstanding at the end of period	169,632	243,260	188,490	230,462	318,622	507,122	597,705	642,499	621,457	715,634

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.95	$13.37	$13.19	$12.83	$11.99	$11.82	$11.05	$9.90	$11.67	$11.16
End of period	$13.38	$12.95	$13.37	$13.19	$12.83	$11.99	$11.82	$11.05	$9.90	$11.67
Accumulation units outstanding at the end of period	232,676	440,126	397,800	448,332	640,809	717,957	626,376	794,461	953,775	557,371

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.59	$19.95	$19.20	$15.93	$14.04	$14.73	$12.90	$10.24	$16.11	$15.06
End of period	$20.41	$19.59	$19.95	$19.20	$15.93	$14.04	$14.73	$12.90	$10.24	$16.11
Accumulation units outstanding at the end of period	482,108	798,070	583,812	678,410	700,646	1,159,823	809,234	979,063	1,040,868	1,327,357

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.44	$14.84	$14.51	$13.36	$12.25	$12.35	$11.28	$9.66	$12.48	$11.77
End of period	$14.99	$14.44	$14.84	$14.51	$13.36	$12.25	$12.35	$11.28	$9.66	$12.48
Accumulation units outstanding at the end of period	683,140	1,085,808	1,024,358	1,208,092	1,382,835	1,415,708	1,299,305	1,410,577	1,506,532	1,487,528

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.32	$18.77	$18.26	$16.03	$14.33	$14.75	$13.25	$10.91	$15.30	$14.32
End of period	$19.03	$18.32	$18.77	$18.26	$16.03	$14.33	$14.75	$13.25	$10.91	$15.30
Accumulation units outstanding at the end of period	668,677	1,442,523	887,658	1,073,331	1,381,054	1,958,594	1,883,452	2,033,701	2,180,926	2,578,623

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.51	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	254,861	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.68	$18.38	$16.12	$10.80	$9.02	$9.69	$8.95	$6.37	$10.06	N/A
End of period	$18.48	$16.68	$18.38	$16.12	$10.80	$9.02	$9.69	$8.95	$6.37	N/A
Accumulation units outstanding at the end of period	128,978	118,580	105,631	138,534	196,851	230,678	232,287	246,506	253,297	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$52.33	$48.06	$44.95	$32.95	$28.19	$29.00	$25.25	$17.89	$31.82	$29.38
End of period	$52.21	$52.33	$48.06	$44.95	$32.95	$28.19	$29.00	$25.25	$17.89	$31.82
Accumulation units outstanding at the end of period	114,709	156,594	134,906	177,288	282,826	311,807	334,088	317,972	304,958	344,018

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$79.62	$76.02	$68.50	$51.02	$45.67	$47.11	$37.46	$25.93	$44.42	$38.53
End of period	$83.08	$79.62	$76.02	$68.50	$51.02	$45.67	$47.11	$37.46	$25.93	$44.42
Accumulation units outstanding at the end of period	74,576	119,309	95,975	115,227	188,755	225,415	242,408	268,245	237,140	242,268

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.05	$10.19	$10.31	$10.47	$10.40	$10.42	$10.29	$9.72	$10.51	$10.20
End of period	$10.03	$10.05	$10.19	$10.31	$10.47	$10.40	$10.42	$10.29	$9.72	$10.51
Accumulation units outstanding at the end of period	228,746	300,587	298,687	335,354	351,920	443,395	349,300	231,083	174,212	91,794

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.59	$24.43	$21.93	$16.26	$13.85	$14.38	$12.61	$9.36	$15.98	$16.11
End of period	$25.72	$23.59	$24.43	$21.93	$16.26	$13.85	$14.38	$12.61	$9.36	$15.98
Accumulation units outstanding at the end of period	171,214	209,289	220,405	287,225	464,593	637,511	681,409	622,013	591,596	678,588

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.46	$38.43	$35.57	$30.30	$27.98	$27.54	$25.27	$21.46	$27.52	$26.03
End of period	$40.83	$37.46	$38.43	$35.57	$30.30	$27.98	$27.54	$25.27	$21.46	$27.52
Accumulation units outstanding at the end of period	291,343	447,465	322,537	363,125	401,960	453,466	379,316	454,147	491,576	386,313

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.46	$11.65	$11.85	$12.05	$12.25	$12.45	$12.66	$12.85	$12.78	$12.41
End of period	$11.28	$11.46	$11.65	$11.85	$12.05	$12.25	$12.45	$12.66	$12.85	$12.78
Accumulation units outstanding at the end of period	210,207	292,620	308,165	383,813	508,047	697,302	589,519	957,456	1,812,464	1,197,713

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.11	$30.55	$27.89	$21.64	$18.91	$19.63	$17.55	$14.39	$21.95	$20.69
End of period	$32.48	$29.11	$30.55	$27.89	$21.64	$18.91	$19.63	$17.55	$14.39	$21.95
Accumulation units outstanding at the end of period	98,096	115,472	140,054	156,882	142,194	175,062	236,383	266,703	297,111	406,767

Accumulation Unit Values
Contract with Endorsements - 1.66%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.59	$17.18	$17.19	$15.96	$14.63	$15.72	N/A	N/A	N/A	N/A
End of period	$16.85	$16.59	$17.18	$17.19	$15.96	$14.63	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	8,729	8,501	21,371	40,502	66,308	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.10	$11.59	$11.23	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.80	$11.10	$11.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,304	8,425	8,755	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.34	$12.77	$12.33	$10.70	$9.61	$9.70	N/A	N/A	N/A	N/A
End of period	$13.02	$12.34	$12.77	$12.33	$10.70	$9.61	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,862	20,878	76,652	56,261	56,749	57,319	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.23	$16.89	$16.85	$15.24	$13.92	$14.71	N/A	N/A	N/A	N/A
End of period	$16.80	$16.23	$16.89	$16.85	$15.24	$13.92	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	12,034	12,972	—	18,853	19,663	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.23	$16.85	$16.82	$15.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.62	$16.23	$16.85	$16.82	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,319	17,588	20,292	8,597	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.51	$37.88	$37.47	$29.20	$26.08	$27.14	$20.34	$15.27	$25.15	$22.81
End of period	$36.94	$35.51	$37.88	$37.47	$29.20	$26.08	$27.14	$20.34	$15.27	$25.15
Accumulation units outstanding at the end of period	1,395	2,916	3,008	2,878	3,242	8,430	7,712	3,072	6,282	7,131

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.13	$18.11	$18.39	$13.91	$12.03	$12.57	$10.08	$7.67	N/A	N/A
End of period	$19.64	$16.13	$18.11	$18.39	$13.91	$12.03	$12.57	$10.08	N/A	N/A
Accumulation units outstanding at the end of period	2,782	5,988	5,919	10,989	11,106	10,114	11,501	8,099	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.60	$16.40	$14.50	$11.13	$9.98	$10.28	N/A	N/A	N/A	N/A
End of period	$18.15	$15.60	$16.40	$14.50	$11.13	$9.98	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,884	26,150	15,012	3,639	7,454	9,642	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.55	$12.76	$12.75	$10.13	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.56	$12.55	$12.76	$12.75	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	8,258	12,798	22,425	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.40	$12.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.11	$12.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	16,553	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.08	$16.18	$14.93	$11.42	$9.93	$10.34	N/A	N/A	N/A	N/A
End of period	$17.56	$16.08	$16.18	$14.93	$11.42	$9.93	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	61	—	—	6,718	7,703	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.09	$11.85	$12.43	$10.44	$9.04	$10.73	N/A	N/A	N/A	N/A
End of period	$11.25	$11.09	$11.85	$12.43	$10.44	$9.04	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	29,473	18,999	12,571	11,808	12,539	13,947	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.21	$10.76	$11.92	$10.93	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.53	$10.21	$10.76	$11.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,615	10,172	12,957	20,737	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.88	$9.17	$10.88	$10.10	$10.19	$11.18	$9.68	$6.56	$13.68	N/A
End of period	$8.56	$6.88	$9.17	$10.88	$10.10	$10.19	$11.18	$9.68	$6.56	N/A
Accumulation units outstanding at the end of period	—	6,219	5,149	4,100	56,586	73,392	95,127	91,124	71,790	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$41.02	$39.26	$36.66	$26.81	$24.65	$24.87	$22.45	$16.93	$29.11	$26.98
End of period	$40.52	$41.02	$39.26	$36.66	$26.81	$24.65	$24.87	$22.45	$16.93	$29.11
Accumulation units outstanding at the end of period	—	21,214	—	—	—	—	4,387	1,167	13,361	6,615

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.41	$15.48	$14.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.74	$12.41	$15.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,755	6,193	6,126	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.03	$13.45	$13.60	$11.97	$10.77	$11.49	$10.72	$8.90	$12.62	$11.88
End of period	$13.55	$13.03	$13.45	$13.60	$11.97	$10.77	$11.49	$10.72	$8.90	$12.62
Accumulation units outstanding at the end of period	—	—	—	—	4,371	5,369	5,462	—	9,373	—

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.48	$13.16	$14.95	$12.52	$10.86	$12.67	$11.98	$9.36	$17.14	$15.56
End of period	$12.28	$12.48	$13.16	$14.95	$12.52	$10.86	$12.67	$11.98	$9.36	$17.14
Accumulation units outstanding at the end of period	—	—	—	16,217	30,990	34,134	32,085	48,416	64,789	132,853

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.48	$25.42	$23.54	$17.70	$15.83	$16.23	$14.76	$11.21	$18.70	$18.90
End of period	$27.45	$24.48	$25.42	$23.54	$17.70	$15.83	$16.23	$14.76	$11.21	$18.70
Accumulation units outstanding at the end of period	3,838	6,697	4,453	12,353	—	—	1,614	—	—	—

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.05	$13.48	$14.29	$11.75	$10.19	$11.20	$10.37	N/A	N/A	N/A
End of period	$12.28	$12.05	$13.48	$14.29	$11.75	$10.19	$11.20	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,272	4,576	4,879	42,478	34,634	83,240	87,607	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.90	$11.81	$11.69	$9.59	$8.41	$8.67	$7.98	$6.24	$9.93	N/A
End of period	$12.16	$10.90	$11.81	$11.69	$9.59	$8.41	$8.67	$7.98	$6.24	N/A
Accumulation units outstanding at the end of period	—	17,153	18,533	—	49,124	53,641	59,993	34,767	33,494	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.85	$10.70	$11.14	$8.69	$7.24	$7.84	$7.44	N/A	N/A	N/A
End of period	$10.71	$9.85	$10.70	$11.14	$8.69	$7.24	$7.84	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,846	18,821	20,186	9,949	28,944	15,773	8,053	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.95	$11.62	$11.87	$11.65	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.19	$10.95	$11.62	$11.87	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	9,211	30,362	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.56	$13.79	$13.58	$12.11	$10.97	$10.88	$9.83	$7.52	$10.88	$10.86
End of period	$14.10	$12.56	$13.79	$13.58	$12.11	$10.97	$10.88	$9.83	$7.52	$10.88
Accumulation units outstanding at the end of period	—	—	—	—	9,766	21,414	12,056	—	—	8,494

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.93	$9.72	$10.92	$8.38	$6.70	$7.95	$6.71	N/A	N/A	N/A
End of period	$9.65	$9.93	$9.72	$10.92	$8.38	$6.70	$7.95	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	4,367	4,730	4,088	18,177	12,183	21,186	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.23	$11.97	$11.34	$8.99	$8.04	$8.23	N/A	N/A	N/A	N/A
End of period	$12.77	$11.23	$11.97	$11.34	$8.99	$8.04	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	12,840	14,135	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.30	$24.61	$23.74	$24.40	$23.02	$22.02	$20.81	$18.53	$19.87	$18.88
End of period	$24.40	$24.30	$24.61	$23.74	$24.40	$23.02	$22.02	$20.81	$18.53	$19.87
Accumulation units outstanding at the end of period	—	—	—	—	9,620	9,883	12,703	4,019	15,811	24,833

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.76	$12.48	$13.35	$14.73	$12.48	$13.31	$11.66	N/A	N/A	N/A
End of period	$11.55	$10.76	$12.48	$13.35	$14.73	$12.48	$13.31	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	29,089	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.05	$20.16	$18.12	$13.88	$11.96	$13.01	$10.63	$8.15	$12.96	$12.82
End of period	$20.17	$18.05	$20.16	$18.12	$13.88	$11.96	$13.01	$10.63	$8.15	$12.96
Accumulation units outstanding at the end of period	—	2,204	—	—	5,179	776	—	—	—	—

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.70	$13.14	$11.73	$8.88	$7.55	$8.59	$8.04	N/A	N/A	N/A
End of period	$13.48	$12.70	$13.14	$11.73	$8.88	$7.55	$8.59	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	4,042	—	—	8,634	10,230	19,817	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.25	$7.76	$7.09	$7.38	$6.08	$8.57	$7.45	$4.16	N/A	N/A
End of period	$6.89	$7.25	$7.76	$7.09	$7.38	$6.08	$8.57	$7.45	N/A	N/A
Accumulation units outstanding at the end of period	7,326	13,662	32,102	33,488	40,083	43,600	72,621	75,004	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.97	$16.39	$14.49	$14.34	$11.36	$12.32	$10.69	$8.20	$12.97	$15.52
End of period	$16.09	$15.97	$16.39	$14.49	$14.34	$11.36	$12.32	$10.69	$8.20	$12.97
Accumulation units outstanding at the end of period	3,696	3,909	4,154	—	14,141	21,797	19,345	36,964	42,313	3,397

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.67	$19.38	$19.65	$16.80	$14.75	$16.11	$14.58	$10.82	$18.63	$17.26
End of period	$18.14	$18.67	$19.38	$19.65	$16.80	$14.75	$16.11	$14.58	$10.82	$18.63
Accumulation units outstanding at the end of period	—	—	7,436	8,740	10,700	7,638	12,453	—	16,092	8,898

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.75	$26.56	$24.72	$19.20	$18.12	$19.53	$16.13	$11.75	$19.56	$20.43
End of period	$26.95	$23.75	$26.56	$24.72	$19.20	$18.12	$19.53	$16.13	$11.75	$19.56
Accumulation units outstanding at the end of period	—	—	6,092	9,172	6,088	13,037	9,459	6,088	10,115	19,603

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.03	$24.87	$23.42	$17.05	$14.73	$15.18	N/A	N/A	N/A	N/A
End of period	$26.35	$24.03	$24.87	$23.42	$17.05	$14.73	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	590	595	963	632	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.92	$38.41	$35.12	$25.14	$21.99	$23.76	N/A	N/A	N/A	N/A
End of period	$38.47	$38.92	$38.41	$35.12	$25.14	$21.99	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	1,897	1,980	7,202	4,063	7,776	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.63	$19.87	$19.16	$20.20	$19.81	$18.34	$17.37	$17.03	$16.26	$15.54
End of period	$19.59	$19.63	$19.87	$19.16	$20.20	$19.81	$18.34	$17.37	$17.03	$16.26
Accumulation units outstanding at the end of period	—	—	—	—	3,220	19,180	34,483	8,208	111,610	31,566

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.88	$12.36	$13.26	$13.63	$11.34	$14.02	$11.69	$6.92	$14.09	N/A
End of period	$11.59	$9.88	$12.36	$13.26	$13.63	$11.34	$14.02	$11.69	$6.92	N/A
Accumulation units outstanding at the end of period	—	13,726	15,293	14,725	43,724	72,569	98,616	45,635	53,810	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.19	$12.68	$11.91	$9.48	$8.31	$8.63	$7.54	$6.15	$9.81	N/A
End of period	$13.43	$12.19	$12.68	$11.91	$9.48	$8.31	$8.63	$7.54	$6.15	N/A
Accumulation units outstanding at the end of period	—	—	—	—	11,158	14,040	149,099	242,623	242,623	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.65	$13.90	$13.38	$13.98	$13.72	$13.02	$12.50	$12.02	$11.79	$11.26
End of period	$13.68	$13.65	$13.90	$13.38	$13.98	$13.72	$13.02	$12.50	$12.02	$11.79
Accumulation units outstanding at the end of period	—	10,443	22,334	22,924	27,266	44,013	39,998	25,890	11,841	14,599

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.63	$7.55	$7.28	$6.11	$5.16	$5.42	$4.50	$3.64	$6.14	N/A
End of period	$9.27	$7.63	$7.55	$7.28	$6.11	$5.16	$5.42	$4.50	$3.64	N/A
Accumulation units outstanding at the end of period	7,753	8,539	8,636	—	—	—	—	18,501	—	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.36	$21.47	$19.70	$14.20	$11.69	$11.16	$9.24	$7.06	$10.44	$11.52
End of period	$23.35	$22.36	$21.47	$19.70	$14.20	$11.69	$11.16	$9.24	$7.06	$10.44
Accumulation units outstanding at the end of period	8,110	11,787	3,310	4,555	2,178	—	—	—	—	—

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.23	$14.56	$13.48	$10.50	$9.60	$8.27	$6.75	$5.92	$11.15	$11.22
End of period	$16.21	$14.23	$14.56	$13.48	$10.50	$9.60	$8.27	$6.75	$5.92	$11.15
Accumulation units outstanding at the end of period	9,987	—	18,432	18,585	37,713	40,149	60,938	101,942	118,059	112,380

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.77	$9.32	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.41	$7.77	$9.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,938	4,942	4,942	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.31	$11.63	$10.45	$7.97	$6.43	$7.50	$6.72	$5.76	$11.87	$14.60
End of period	$13.80	$11.31	$11.63	$10.45	$7.97	$6.43	$7.50	$6.72	$5.76	$11.87
Accumulation units outstanding at the end of period	16,814	32,193	47,446	17,369	22,729	21,787	20,900	25,004	16,248	5,709

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.74	$18.55	$17.01	$15.27	$12.63	$14.00	$12.41	$9.63	$19.01	$17.40
End of period	$17.61	$16.74	$18.55	$17.01	$15.27	$12.63	$14.00	$12.41	$9.63	$19.01
Accumulation units outstanding at the end of period	—	—	—	—	10,895	12,122	24,332	74,025	81,239	128,111

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$26.02	$24.82	$20.17	$14.55	$12.48	$11.44	$11.20	$9.42	$12.47	$11.78
End of period	$24.61	$26.02	$24.82	$20.17	$14.55	$12.48	$11.44	$11.20	$9.42	$12.47
Accumulation units outstanding at the end of period	14,255	22,429	28,396	14,971	2,526	9,144	4,930	1,898	9,855	—

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.26	$16.71	$18.09	$15.15	$13.05	$15.12	$14.40	$11.32	$20.17	$18.58
End of period	$16.12	$16.26	$16.71	$18.09	$15.15	$13.05	$15.12	$14.40	$11.32	$20.17
Accumulation units outstanding at the end of period	—	—	9,232	9,211	17,062	17,907	18,587	26,551	13,357	12,466

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.63	$17.44	$15.92	$12.30	$10.59	$10.99	$9.55	$7.82	$13.83	$13.87
End of period	$18.35	$16.63	$17.44	$15.92	$12.30	$10.59	$10.99	$9.55	$7.82	$13.83
Accumulation units outstanding at the end of period	—	50,846	59,085	125,800	312,823	373,213	434,050	502,703	970,421	1,068,147

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.18	$21.23	$18.22	$13.13	$11.16	$11.12	$9.65	$7.32	$12.72	$10.86
End of period	$22.48	$21.18	$21.23	$18.22	$13.13	$11.16	$11.12	$9.65	$7.32	$12.72
Accumulation units outstanding at the end of period	981	—	—	3,542	3,932	—	—	—	—	—

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.44	$35.04	$39.74	$32.23	$31.41	$30.92	$26.40	$22.35	$36.57	$27.49
End of period	$33.09	$26.44	$35.04	$39.74	$32.23	$31.41	$30.92	$26.40	$22.35	$36.57
Accumulation units outstanding at the end of period	12,565	8,577	13,409	22,759	32,773	36,758	22,359	17,488	34,536	36,550

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.01	$15.51	$15.28	$13.79	$12.51	N/A	N/A	N/A	N/A	N/A
End of period	$17.26	$16.01	$15.51	$15.28	$13.79	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	455	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.94	$15.46	$14.94	$10.81	$9.86	$9.55	$8.33	$7.13	$10.78	$10.19
End of period	$14.10	$13.94	$15.46	$14.94	$10.81	$9.86	$9.55	$8.33	$7.13	$10.78
Accumulation units outstanding at the end of period	—	—	—	—	—	15,442	—	6,826	19,177	33,622

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.68	$25.78	$24.00	$18.35	$15.91	$16.53	$13.36	$9.84	$16.03	$15.17
End of period	$29.16	$24.68	$25.78	$24.00	$18.35	$15.91	$16.53	$13.36	$9.84	$16.03
Accumulation units outstanding at the end of period	2,760	2,762	34,714	26,854	41,318	45,636	48,322	51,792	59,639	37,611

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.30	$17.44	$15.68	$12.11	$10.67	$10.69	$9.50	$7.67	$12.50	$12.12
End of period	$18.95	$17.30	$17.44	$15.68	$12.11	$10.67	$10.69	$9.50	$7.67	$12.50
Accumulation units outstanding at the end of period	116,163	30,545	80,123	80,865	94,196	86,424	105,650	136,487	209,831	17,832

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.88	$15.93	$15.65	$11.63	$10.38	$11.44	N/A	N/A	N/A	N/A
End of period	$19.67	$14.88	$15.93	$15.65	$11.63	$10.38	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	31,826	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.97	$22.34	$21.70	$15.94	$13.98	$14.86	$11.96	$9.55	$14.92	$15.50
End of period	$25.96	$20.97	$22.34	$21.70	$15.94	$13.98	$14.86	$11.96	$9.55	$14.92
Accumulation units outstanding at the end of period	3,165	3,168	10,711	15,040	17,535	18,610	47,443	28,957	15,031	7,934

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.07	$10.78	$9.09	$7.33	$6.70	$6.83	$6.19	$3.84	$6.91	$6.13
End of period	$12.34	$11.07	$10.78	$9.09	$7.33	$6.70	$6.83	$6.19	$3.84	$6.91
Accumulation units outstanding at the end of period	18,302	19,315	49,044	29,541	33,527	67,334	60,188	24,612	—	10,946

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.60	$18.22	$18.17	$14.64	$12.35	$13.68	$12.05	$8.79	$15.11	$14.45
End of period	$18.31	$18.60	$18.22	$18.17	$14.64	$12.35	$13.68	$12.05	$8.79	$15.11
Accumulation units outstanding at the end of period	—	7,775	2,481	24,151	20,183	19,352	17,889	21,381	42,877	21,562

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.80	$13.43	$13.22	$14.80	$13.87	$12.63	$11.92	$10.34	$10.92	N/A
End of period	$13.24	$12.80	$13.43	$13.22	$14.80	$13.87	$12.63	$11.92	$10.34	N/A
Accumulation units outstanding at the end of period	12,418	19,316	25,640	33,627	61,836	87,072	62,404	47,320	26,209	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.92	$19.16	$18.73	$19.45	$18.30	$17.75	$16.77	$14.77	$14.96	$14.05
End of period	$19.12	$18.92	$19.16	$18.73	$19.45	$18.30	$17.75	$16.77	$14.77	$14.96
Accumulation units outstanding at the end of period	20,559	32,331	41,187	131,876	143,805	165,167	203,285	182,816	94,481	121,673

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.31	$10.62	$10.78	$10.59	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.10	$10.31	$10.62	$10.78	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,327	2,328	2,328	9,815	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.19	$18.77	$19.06	$17.91	$15.59	$15.15	$13.32	$9.26	$13.59	$13.97
End of period	$19.78	$17.19	$18.77	$19.06	$17.91	$15.59	$15.15	$13.32	$9.26	$13.59
Accumulation units outstanding at the end of period	17,995	23,537	32,030	35,661	38,979	40,544	208,957	44,698	202,386	148,091

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.78	$16.35	$15.05	$10.84	$9.47	$10.40	N/A	N/A	N/A	N/A
End of period	$18.52	$14.78	$16.35	$15.05	$10.84	$9.47	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,024	10,671	10,928	15,962	6,266	14,882	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.67	$15.46	$14.85	$10.99	$9.34	$10.32	$8.22	N/A	N/A	N/A
End of period	$18.84	$14.67	$15.46	$14.85	$10.99	$9.34	$10.32	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,932	—	—	2,590	583	2,037	11,280	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.50	$28.40	$25.67	$18.61	$16.36	$17.56	$15.20	$10.69	N/A	N/A
End of period	$30.50	$25.50	$28.40	$25.67	$18.61	$16.36	$17.56	$15.20	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	4,488	—	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.17	$14.47	$14.62	$10.49	$8.19	$10.15	$8.17	N/A	N/A	N/A
End of period	$15.09	$14.17	$14.47	$14.62	$10.49	$8.19	$10.15	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,051	5,411	5,769	6,129	14,057	15,897	23,012	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.40	$19.70	$17.51	$12.40	$10.84	$10.41	$9.31	$6.67	N/A	N/A
End of period	$19.96	$18.40	$19.70	$17.51	$12.40	$10.84	$10.41	$9.31	N/A	N/A
Accumulation units outstanding at the end of period	3,986	9,893	6,502	22,737	21,607	23,639	25,595	20,782	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.42	$20.52	$18.96	$13.49	$11.76	$10.81	$9.76	N/A	N/A	N/A
End of period	$21.23	$20.42	$20.52	$18.96	$13.49	$11.76	$10.81	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,580	18,947	21,381	773	4,613	—	33,630	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.55	$17.72	$15.85	$12.32	$11.11	$10.04	$8.64	N/A	N/A	N/A
End of period	$20.33	$17.55	$17.72	$15.85	$12.32	$11.11	$10.04	N/A	N/A	N/A
Accumulation units outstanding at the end of period	52,635	52,819	58,253	21,504	12,711	22,345	64,632	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.53	$21.87	$18.84	$12.77	$11.38	$10.86	$9.66	$6.25	N/A	N/A
End of period	$19.19	$18.53	$21.87	$18.84	$12.77	$11.38	$10.86	$9.66	N/A	N/A
Accumulation units outstanding at the end of period	5,556	3,507	54,553	18,869	800	—	38,406	48,236	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.56	$19.93	$19.01	$15.37	$13.49	$14.41	$12.51	$9.71	$16.22	$15.11
End of period	$20.39	$19.56	$19.93	$19.01	$15.37	$13.49	$14.41	$12.51	$9.71	$16.22
Accumulation units outstanding at the end of period	—	—	—	—	—	103,249	147,137	179,081	179,081	207,359

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.94	$13.36	$13.17	$12.82	$11.98	$11.81	$11.05	$9.89	$11.66	$11.16
End of period	$13.36	$12.94	$13.36	$13.17	$12.82	$11.98	$11.81	$11.05	$9.89	$11.66
Accumulation units outstanding at the end of period	15,420	16,169	17,155	17,613	19,017	20,426	21,993	11,632	13,306	—

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.55	$19.92	$19.17	$15.90	$14.02	$14.72	$12.88	$10.23	$16.09	$15.05
End of period	$20.37	$19.55	$19.92	$19.17	$15.90	$14.02	$14.72	$12.88	$10.23	$16.09
Accumulation units outstanding at the end of period	—	—	—	4,067	4,067	25,241	27,922	25,200	29,014	46,827

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.42	$14.83	$14.50	$13.35	$12.24	$12.34	$11.27	$9.66	$12.47	$11.77
End of period	$14.97	$14.42	$14.83	$14.50	$13.35	$12.24	$12.34	$11.27	$9.66	$12.47
Accumulation units outstanding at the end of period	—	—	—	—	8,912	9,676	10,545	11,417	—	—

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.29	$18.74	$18.23	$16.00	$14.31	$14.73	$13.23	$10.90	$15.28	$14.30
End of period	$19.00	$18.29	$18.74	$18.23	$16.00	$14.31	$14.73	$13.23	$10.90	$15.28
Accumulation units outstanding at the end of period	—	—	—	28,192	245,860	260,073	230,443	214,291	233,685	233,154

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.66	$18.36	$16.11	$10.80	$9.01	$9.69	$8.95	N/A	N/A	N/A
End of period	$18.46	$16.66	$18.36	$16.11	$10.80	$9.01	$9.69	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,930	—	975	983	991	—	38,456	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$52.22	$47.97	$44.86	$32.89	$28.14	$28.96	$25.21	$17.87	$31.78	$29.35
End of period	$52.10	$52.22	$47.97	$44.86	$32.89	$28.14	$28.96	$25.21	$17.87	$31.78
Accumulation units outstanding at the end of period	2,038	6,405	22,868	29,894	40,162	30,355	53,282	33,312	24,177	39,784

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$79.45	$75.87	$68.37	$50.93	$45.59	$47.04	$37.40	$25.90	$44.36	$38.48
End of period	$82.90	$79.45	$75.87	$68.37	$50.93	$45.59	$47.04	$37.40	$25.90	$44.36
Accumulation units outstanding at the end of period	3,337	3,202	3,483	8,712	6,020	16,895	17,654	5,331	14,270	11,773

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.04	$10.18	$10.31	$10.47	$10.39	$10.42	$10.29	$9.72	$10.51	N/A
End of period	$10.02	$10.04	$10.18	$10.31	$10.47	$10.39	$10.42	$10.29	$9.72	N/A
Accumulation units outstanding at the end of period	14,945	20,126	30,599	55,901	38,206	92,523	29,915	17,690	8,436	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.55	$24.39	$21.90	$16.24	$13.84	$14.36	$12.60	$9.35	$15.96	$16.10
End of period	$25.67	$23.55	$24.39	$21.90	$16.24	$13.84	$14.36	$12.60	$9.35	$15.96
Accumulation units outstanding at the end of period	—	—	—	16,763	33,687	24,958	70,737	17,880	15,824	30,263

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.38	$38.36	$35.50	$30.25	$27.93	$27.50	$25.23	$21.43	$27.49	$26.00
End of period	$40.74	$37.38	$38.36	$35.50	$30.25	$27.93	$27.50	$25.23	$21.43	$27.49
Accumulation units outstanding at the end of period	—	—	15,857	25,977	40,062	75,267	55,424	59,098	10,078	22,203

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.44	$11.63	$11.83	$12.02	$12.23	$12.43	$12.64	$12.83	$12.76	$12.39
End of period	$11.25	$11.44	$11.63	$11.83	$12.02	$12.23	$12.43	$12.64	$12.83	$12.76
Accumulation units outstanding at the end of period	58,384	93,519	36,387	66,289	105,220	58,470	42,487	91,530	114,281	17,533

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.07	$30.51	$27.86	$21.62	$18.89	$19.61	$17.54	$14.38	$21.94	$20.68
End of period	$32.43	$29.07	$30.51	$27.86	$21.62	$18.89	$19.61	$17.54	$14.38	$21.94
Accumulation units outstanding at the end of period	—	14,132	6,820	22,260	5,331	6,665	9,904	11,042	43,115	7,620

Accumulation Unit Values
Contract with Endorsements - 1.67%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.58	$17.17	$17.18	$15.95	$14.62	$15.72	$13.80	N/A	N/A	N/A
End of period	$16.84	$16.58	$17.17	$17.18	$15.95	$14.62	$15.72	N/A	N/A	N/A
Accumulation units outstanding at the end of period	17,311	38,472	42,578	61,919	135,125	135,386	115,187	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.10	$11.59	$11.22	$9.20	$8.16	$8.57	$7.73	$6.27	$10.48	N/A
End of period	$11.79	$11.10	$11.59	$11.22	$9.20	$8.16	$8.57	$7.73	$6.27	N/A
Accumulation units outstanding at the end of period	6,031	28,875	6,510	6,452	12,916	13,313	11,707	11,754	5,448	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.33	$12.77	$12.32	$10.70	$9.60	$9.69	$8.87	$7.60	$10.53	N/A
End of period	$13.00	$12.33	$12.77	$12.32	$10.70	$9.60	$9.69	$8.87	$7.60	N/A
Accumulation units outstanding at the end of period	80,396	141,313	112,663	143,514	106,374	115,093	67,284	56,522	29,515	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.92	$12.37	$11.97	$9.92	$8.84	$9.06	$8.13	$6.74	$10.50	N/A
End of period	$12.61	$11.92	$12.37	$11.97	$9.92	$8.84	$9.06	$8.13	$6.74	N/A
Accumulation units outstanding at the end of period	49,037	116,843	125,398	143,178	78,202	87,877	60,550	41,966	55,180	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.85	$16.48	$16.40	$14.64	$13.40	$13.98	$12.57	N/A	N/A	N/A
End of period	$16.53	$15.85	$16.48	$16.40	$14.64	$13.40	$13.98	N/A	N/A	N/A
Accumulation units outstanding at the end of period	46,190	57,668	53,581	65,947	57,006	50,901	58,261	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.22	$16.88	$16.85	$15.23	$13.91	$14.71	$13.08	N/A	N/A	N/A
End of period	$16.79	$16.22	$16.88	$16.85	$15.23	$13.91	$14.71	N/A	N/A	N/A
Accumulation units outstanding at the end of period	43,688	124,110	135,009	156,225	127,438	146,838	114,381	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.22	$16.84	$16.81	$15.49	$14.21	$15.15	$13.40	N/A	N/A	N/A
End of period	$16.61	$16.22	$16.84	$16.81	$15.49	$14.21	$15.15	N/A	N/A	N/A
Accumulation units outstanding at the end of period	113,081	220,290	192,840	209,814	228,105	178,551	85,057	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.44	$37.81	$37.40	$29.15	$26.04	$27.10	$20.31	$15.25	$25.12	$22.79
End of period	$36.86	$35.44	$37.81	$37.40	$29.15	$26.04	$27.10	$20.31	$15.25	$25.12
Accumulation units outstanding at the end of period	11,159	19,614	27,994	33,992	36,096	40,465	17,578	12,061	8,830	9,940

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.11	$18.09	$18.37	$13.90	$12.02	$12.56	$10.07	$7.67	$11.66	$12.63
End of period	$19.62	$16.11	$18.09	$18.37	$13.90	$12.02	$12.56	$10.07	$7.67	$11.66
Accumulation units outstanding at the end of period	15,297	31,584	44,261	47,737	52,900	51,453	42,595	19,693	11,086	14,150

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.76	$11.98	$11.68	$10.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.42	$11.76	$11.98	$11.68	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	40,113	71,184	24,613	32,787	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.59	$16.39	$14.50	$11.13	$9.98	$10.28	N/A	N/A	N/A	N/A
End of period	$18.14	$15.59	$16.39	$14.50	$11.13	$9.98	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	98,623	108,260	91,199	110,262	98,241	98,074	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.86	$10.47	$10.53	$11.03	$10.60	$10.33	N/A	N/A	N/A	N/A
End of period	$9.93	$9.86	$10.47	$10.53	$11.03	$10.60	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	35,457	54,767	70,326	71,134	69,965	67,604	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.54	$12.76	$12.74	$10.13	$8.74	$11.03	N/A	N/A	N/A	N/A
End of period	$12.55	$12.54	$12.76	$12.74	$10.13	$8.74	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	23,364	38,692	30,489	33,444	20,198	22,707	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.40	$12.56	$12.27	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.10	$12.40	$12.56	$12.27	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,487	24,212	15,824	6,317	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.07	$16.17	$14.93	$11.42	$9.93	$10.33	N/A	N/A	N/A	N/A
End of period	$17.55	$16.07	$16.17	$14.93	$11.42	$9.93	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	192,170	218,210	208,951	210,568	199,521	149,436	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.09	$11.85	$12.42	$10.43	$9.04	$10.73	N/A	N/A	N/A	N/A
End of period	$11.24	$11.09	$11.85	$12.42	$10.43	$9.04	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	25,772	36,993	26,531	26,478	41,598	46,118	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.20	$10.76	$11.92	$10.93	$9.47	$11.23	N/A	N/A	N/A	N/A
End of period	$10.53	$10.20	$10.76	$11.92	$10.93	$9.47	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	48,336	56,257	57,037	56,580	46,455	47,318	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,066	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.48	$11.84	$11.82	$10.51	$9.75	$10.31	N/A	N/A	N/A	N/A
End of period	$11.74	$11.48	$11.84	$11.82	$10.51	$9.75	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	114,233	215,195	160,429	167,325	145,802	61,963	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.87	$9.16	$10.87	$10.09	$10.18	$11.18	$9.68	$6.56	$13.68	N/A
End of period	$8.55	$6.87	$9.16	$10.87	$10.09	$10.18	$11.18	$9.68	$6.56	N/A
Accumulation units outstanding at the end of period	49,702	89,947	122,276	138,730	169,912	173,228	129,575	114,681	51,480	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.93	$39.18	$36.59	$26.77	$24.61	$24.83	$22.41	$16.90	$29.07	$26.94
End of period	$40.44	$40.93	$39.18	$36.59	$26.77	$24.61	$24.83	$22.41	$16.90	$29.07
Accumulation units outstanding at the end of period	17,124	25,310	27,738	29,726	32,334	31,985	42,896	23,010	8,641	5,819

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.40	$15.48	$14.66	$12.08	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.73	$12.40	$15.48	$14.66	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,369	31,311	40,579	31,211	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.01	$13.43	$13.59	$11.96	$10.75	$11.48	$10.71	$8.89	$12.61	$11.88
End of period	$13.53	$13.01	$13.43	$13.59	$11.96	$10.75	$11.48	$10.71	$8.89	$12.61
Accumulation units outstanding at the end of period	10,277	56,551	74,518	87,559	114,328	115,525	115,802	75,967	69,421	94,130

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.46	$13.14	$14.93	$12.50	$10.85	$12.66	$11.97	$9.35	$17.12	$15.55
End of period	$12.26	$12.46	$13.14	$14.93	$12.50	$10.85	$12.66	$11.97	$9.35	$17.12
Accumulation units outstanding at the end of period	42,310	45,065	39,347	40,309	37,667	31,568	32,075	30,419	40,893	41,207

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.43	$25.38	$23.49	$17.67	$15.81	$16.21	$14.74	$11.20	$18.67	$18.88
End of period	$27.40	$24.43	$25.38	$23.49	$17.67	$15.81	$16.21	$14.74	$11.20	$18.67
Accumulation units outstanding at the end of period	10,613	22,897	19,760	19,150	14,878	14,987	15,760	11,813	929	356

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	27,576	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.04	$13.48	$14.28	$11.74	$10.18	$11.19	$10.37	N/A	N/A	N/A
End of period	$12.28	$12.04	$13.48	$14.28	$11.74	$10.18	$11.19	N/A	N/A	N/A
Accumulation units outstanding at the end of period	66,947	153,481	191,465	226,262	241,381	249,357	153,988	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.89	$11.80	$11.69	$9.59	$8.41	$8.67	$7.98	$6.24	$9.93	N/A
End of period	$12.14	$10.89	$11.80	$11.69	$9.59	$8.41	$8.67	$7.98	$6.24	N/A
Accumulation units outstanding at the end of period	153,395	209,028	276,989	374,695	381,994	379,953	330,722	293,869	291,824	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.84	$10.69	$11.14	$8.69	$7.24	$7.83	$7.44	$5.78	$9.90	N/A
End of period	$10.70	$9.84	$10.69	$11.14	$8.69	$7.24	$7.83	$7.44	$5.78	N/A
Accumulation units outstanding at the end of period	34,577	48,686	55,088	61,982	51,566	53,179	49,728	32,284	15,232	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.95	$11.62	$11.86	$11.65	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.18	$10.95	$11.62	$11.86	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,799	16,539	27,825	31,179	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.55	$13.77	$13.57	$12.10	$10.96	$10.87	$9.82	$7.51	$10.87	$10.86
End of period	$14.08	$12.55	$13.77	$13.57	$12.10	$10.96	$10.87	$9.82	$7.51	$10.87
Accumulation units outstanding at the end of period	50,103	93,928	114,578	166,072	159,116	162,404	144,214	103,378	70,200	72,177

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.92	$9.72	$10.91	$8.38	$6.69	$7.95	$6.71	$4.47	N/A	N/A
End of period	$9.64	$9.92	$9.72	$10.91	$8.38	$6.69	$7.95	$6.71	N/A	N/A
Accumulation units outstanding at the end of period	29,452	63,480	53,593	51,613	58,853	58,059	33,036	25,642	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.22	$11.96	$11.34	$8.98	$8.04	$8.23	$7.51	$6.02	$9.86	N/A
End of period	$12.76	$11.22	$11.96	$11.34	$8.98	$8.04	$8.23	$7.51	$6.02	N/A
Accumulation units outstanding at the end of period	27,227	76,799	75,166	84,698	87,353	89,636	87,823	55,037	13,066	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.25	$24.56	$23.70	$24.35	$22.98	$21.99	$20.78	$18.51	$19.85	$18.86
End of period	$24.35	$24.25	$24.56	$23.70	$24.35	$22.98	$21.99	$20.78	$18.51	$19.85
Accumulation units outstanding at the end of period	17,459	28,074	26,034	28,053	42,310	46,867	35,626	34,976	30,873	42,324

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.76	$12.48	$13.35	$14.73	$12.47	$13.31	$11.66	$9.64	N/A	N/A
End of period	$11.54	$10.76	$12.48	$13.35	$14.73	$12.47	$13.31	$11.66	N/A	N/A
Accumulation units outstanding at the end of period	14,967	21,713	30,586	38,005	58,130	72,466	58,416	27,956	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.03	$20.14	$18.10	$13.87	$11.95	$13.00	$10.63	$8.15	$12.96	$12.82
End of period	$20.14	$18.03	$20.14	$18.10	$13.87	$11.95	$13.00	$10.63	$8.15	$12.96
Accumulation units outstanding at the end of period	24,051	43,858	44,547	48,229	50,732	46,351	29,827	13,590	7,375	6,583

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.69	$13.13	$11.72	$8.88	$7.55	$8.59	$8.04	$6.54	$10.68	N/A
End of period	$13.47	$12.69	$13.13	$11.72	$8.88	$7.55	$8.59	$8.04	$6.54	N/A
Accumulation units outstanding at the end of period	6,394	27,389	36,070	36,026	45,390	42,531	40,257	32,242	9,415	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.25	$7.76	$7.08	$7.37	$6.07	$8.56	$7.45	$4.15	N/A	N/A
End of period	$6.88	$7.25	$7.76	$7.08	$7.37	$6.07	$8.56	$7.45	N/A	N/A
Accumulation units outstanding at the end of period	31,591	70,674	70,750	82,152	104,856	107,954	111,220	51,584	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.95	$16.38	$14.48	$14.33	$11.35	$12.32	$10.69	$8.20	$12.97	$15.52
End of period	$16.07	$15.95	$16.38	$14.48	$14.33	$11.35	$12.32	$10.69	$8.20	$12.97
Accumulation units outstanding at the end of period	27,816	48,563	67,837	74,096	77,875	77,944	59,864	47,316	28,406	17,463

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.63	$19.34	$19.62	$16.77	$14.73	$16.08	$14.56	$10.81	$18.61	$17.24
End of period	$18.11	$18.63	$19.34	$19.62	$16.77	$14.73	$16.08	$14.56	$10.81	$18.61
Accumulation units outstanding at the end of period	20,451	34,724	40,521	43,568	46,115	44,331	24,926	20,788	24,638	21,341

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.71	$26.52	$24.68	$19.17	$18.09	$19.50	$16.11	$11.73	$19.55	$20.41
End of period	$26.90	$23.71	$26.52	$24.68	$19.17	$18.09	$19.50	$16.11	$11.73	$19.55
Accumulation units outstanding at the end of period	3,698	7,638	10,224	12,740	16,741	30,134	27,454	23,775	24,808	26,275

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.99	$24.84	$23.39	$17.03	$14.71	$15.17	$12.22	$9.22	$15.55	$14.20
End of period	$26.31	$23.99	$24.84	$23.39	$17.03	$14.71	$15.17	$12.22	$9.22	$15.55
Accumulation units outstanding at the end of period	21,444	32,528	34,801	44,221	44,452	44,915	31,129	19,045	13,281	13,385

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.84	$38.34	$35.06	$25.10	$21.96	$23.72	$19.21	$13.66	$25.00	$23.55
End of period	$38.39	$38.84	$38.34	$35.06	$25.10	$21.96	$23.72	$19.21	$13.66	$25.00
Accumulation units outstanding at the end of period	11,562	17,080	19,314	19,456	23,222	24,753	19,344	19,233	5,343	4,737

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.59	$19.83	$19.13	$20.16	$19.78	$18.31	$17.35	$17.01	$16.24	$15.52
End of period	$19.54	$19.59	$19.83	$19.13	$20.16	$19.78	$18.31	$17.35	$17.01	$16.24
Accumulation units outstanding at the end of period	28,442	49,283	65,513	47,140	99,425	120,450	70,831	54,143	34,450	7,088

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.87	$12.35	$13.25	$13.62	$11.34	$14.01	$11.69	$6.92	$14.09	$10.87
End of period	$11.58	$9.87	$12.35	$13.25	$13.62	$11.34	$14.01	$11.69	$6.92	$14.09
Accumulation units outstanding at the end of period	28,098	60,026	78,548	95,183	109,547	130,543	144,708	82,635	37,868	26,948

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.18	$12.67	$11.90	$9.47	$8.31	$8.63	$7.54	$6.15	$9.81	N/A
End of period	$13.42	$12.18	$12.67	$11.90	$9.47	$8.31	$8.63	$7.54	$6.15	N/A
Accumulation units outstanding at the end of period	9,515	8,635	28,721	48,558	57,694	67,837	65,284	70,509	59,994	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.63	$13.88	$13.36	$13.97	$13.71	$13.01	$12.49	$12.01	$11.78	$11.26
End of period	$13.66	$13.63	$13.88	$13.36	$13.97	$13.71	$13.01	$12.49	$12.01	$11.78
Accumulation units outstanding at the end of period	18,452	32,363	59,671	51,576	69,516	81,674	58,726	47,114	32,250	34,441

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.62	$7.54	$7.26	$6.10	$5.16	$5.42	$4.50	$3.64	$6.13	$5.98
End of period	$9.25	$7.62	$7.54	$7.26	$6.10	$5.16	$5.42	$4.50	$3.64	$6.13
Accumulation units outstanding at the end of period	3,257	8,024	28,006	36,099	26,049	22,463	23,091	12,583	9,028	28,614

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.30	$21.41	$19.65	$14.16	$11.66	$11.13	$9.22	$7.04	$10.43	$11.53
End of period	$23.28	$22.30	$21.41	$19.65	$14.16	$11.66	$11.13	$9.22	$7.04	$10.43
Accumulation units outstanding at the end of period	21,033	35,851	28,715	38,118	33,582	22,052	14,645	7,368	1,150	35

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.21	$14.54	$13.46	$10.49	$9.59	$8.26	$6.74	$5.91	$11.14	$11.22
End of period	$16.18	$14.21	$14.54	$13.46	$10.49	$9.59	$8.26	$6.74	$5.91	$11.14
Accumulation units outstanding at the end of period	5,542	14,413	29,232	53,614	69,279	85,503	92,338	89,378	120,276	110,521

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.76	$9.32	$9.84	$10.44	$9.03	N/A	N/A	N/A	N/A	N/A
End of period	$8.40	$7.76	$9.32	$9.84	$10.44	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	68,389	50,232	29,027	32,772	29,419	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.71	$14.22	$14.97	$11.65	$10.91	$11.97	$11.92	N/A	N/A	N/A
End of period	$13.24	$13.71	$14.22	$14.97	$11.65	$10.91	$11.97	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,619	42,769	9,198	8,556	1,988	8,854	11,171	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.29	$11.61	$10.44	$7.96	$6.42	$7.49	$6.71	$5.75	$11.86	$14.59
End of period	$13.78	$11.29	$11.61	$10.44	$7.96	$6.42	$7.49	$6.71	$5.75	$11.86
Accumulation units outstanding at the end of period	49,837	78,906	83,401	104,892	60,706	61,905	76,772	43,279	26,280	5,165

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.71	$18.52	$16.99	$15.25	$12.61	$13.98	$12.40	$9.62	$19.00	$17.38
End of period	$17.58	$16.71	$18.52	$16.99	$15.25	$12.61	$13.98	$12.40	$9.62	$19.00
Accumulation units outstanding at the end of period	4,457	10,707	15,783	42,758	50,451	75,210	82,741	88,031	114,055	123,825

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.98	$24.79	$20.14	$14.54	$12.47	$11.43	$11.19	$9.41	$12.46	$11.78
End of period	$24.57	$25.98	$24.79	$20.14	$14.54	$12.47	$11.43	$11.19	$9.41	$12.46
Accumulation units outstanding at the end of period	45,032	95,596	93,684	92,719	63,463	55,831	44,439	35,633	26,258	14,040

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.60	$13.00	$12.55	$10.32	$9.21	$9.56	$8.39	$6.82	$9.89	N/A
End of period	$13.87	$12.60	$13.00	$12.55	$10.32	$9.21	$9.56	$8.39	$6.82	N/A
Accumulation units outstanding at the end of period	38,850	35,622	45,232	59,056	59,819	71,004	76,189	69,389	46,359	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.23	$16.69	$18.07	$15.13	$13.04	$15.11	$14.38	$11.31	$20.16	$18.57
End of period	$16.09	$16.23	$16.69	$18.07	$15.13	$13.04	$15.11	$14.38	$11.31	$20.16
Accumulation units outstanding at the end of period	19,013	41,710	41,560	44,631	53,974	57,468	67,974	62,171	55,207	61,885

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.61	$17.42	$15.91	$12.29	$10.58	$10.99	$9.54	$7.82	$13.83	$13.86
End of period	$18.33	$16.61	$17.42	$15.91	$12.29	$10.58	$10.99	$9.54	$7.82	$13.83
Accumulation units outstanding at the end of period	111,447	162,850	328,305	522,367	745,957	862,555	974,595	1,001,376	1,104,786	1,135,249

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.15	$21.20	$18.20	$13.12	$11.15	$11.12	$9.64	$7.31	$12.71	$10.86
End of period	$22.45	$21.15	$21.20	$18.20	$13.12	$11.15	$11.12	$9.64	$7.31	$12.71
Accumulation units outstanding at the end of period	6,386	28,371	24,627	30,034	46,317	37,933	38,763	34,283	26,243	19,596

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.40	$34.99	$39.69	$32.19	$31.37	$30.89	$26.37	$22.33	$36.54	$27.47
End of period	$33.04	$26.40	$34.99	$39.69	$32.19	$31.37	$30.89	$26.37	$22.33	$36.54
Accumulation units outstanding at the end of period	17,450	33,005	34,776	45,130	52,851	64,026	45,583	47,276	32,416	28,315

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$16.00	$15.50	$15.27	$13.78	$12.51	$12.96	$11.67	$9.56	N/A	N/A
End of period	$17.24	$16.00	$15.50	$15.27	$13.78	$12.51	$12.96	$11.67	N/A	N/A
Accumulation units outstanding at the end of period	6,419	19,517	15,744	13,756	14,723	14,089	9,476	6,670	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.93	$15.45	$14.93	$10.81	$9.85	$9.55	$8.33	$7.13	$10.78	N/A
End of period	$14.09	$13.93	$15.45	$14.93	$10.81	$9.85	$9.55	$8.33	$7.13	N/A
Accumulation units outstanding at the end of period	9,629	22,569	17,085	35,582	8,147	10,393	11,335	5,873	1,660	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.64	$25.75	$23.97	$18.33	$15.90	$16.52	$13.35	$9.83	$16.02	$15.16
End of period	$29.12	$24.64	$25.75	$23.97	$18.33	$15.90	$16.52	$13.35	$9.83	$16.02
Accumulation units outstanding at the end of period	27,241	37,072	36,934	46,492	42,864	57,556	49,904	40,471	49,052	50,752

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.28	$17.42	$15.66	$12.10	$10.66	$10.69	$9.49	$7.66	$12.50	$12.12
End of period	$18.92	$17.28	$17.42	$15.66	$12.10	$10.66	$10.69	$9.49	$7.66	$12.50
Accumulation units outstanding at the end of period	80,612	139,146	140,530	192,354	213,517	181,661	165,968	115,535	75,078	64,423

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.87	$15.92	$15.64	$11.62	$10.38	$11.44	$9.63	$6.06	$8.83	N/A
End of period	$19.65	$14.87	$15.92	$15.64	$11.62	$10.38	$11.44	$9.63	$6.06	N/A
Accumulation units outstanding at the end of period	15,689	15,077	19,177	25,583	34,986	49,206	45,253	63,697	23,368	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.94	$22.31	$21.68	$15.92	$13.97	$14.85	$11.95	$9.54	$14.91	$15.49
End of period	$25.92	$20.94	$22.31	$21.68	$15.92	$13.97	$14.85	$11.95	$9.54	$14.91
Accumulation units outstanding at the end of period	18,578	32,700	38,554	62,079	53,572	66,354	50,677	50,369	38,928	33,270

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.06	$10.77	$9.08	$7.32	$6.69	$6.82	$6.19	$3.84	$6.90	$6.13
End of period	$12.32	$11.06	$10.77	$9.08	$7.32	$6.69	$6.82	$6.19	$3.84	$6.90
Accumulation units outstanding at the end of period	53,069	113,875	86,203	112,272	104,093	94,120	102,917	83,755	18,499	21,653

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.84	$12.58	$12.84	$9.48	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.71	$11.84	$12.58	$12.84	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	3,293	1,480	1,117	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.26	$10.56	$10.24	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.69	$10.26	$10.56	$10.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,311	26,390	59,298	19,574	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.57	$18.20	$18.16	$14.62	$12.34	$13.67	$12.05	$8.79	$15.11	$14.45
End of period	$18.29	$18.57	$18.20	$18.16	$14.62	$12.34	$13.67	$12.05	$8.79	$15.11
Accumulation units outstanding at the end of period	31,392	44,362	33,771	37,739	53,829	45,773	34,515	20,265	22,171	25,650

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.79	$13.42	$13.21	$14.79	$13.87	$12.62	$11.91	$10.33	$10.91	N/A
End of period	$13.23	$12.79	$13.42	$13.21	$14.79	$13.87	$12.62	$11.91	$10.33	N/A
Accumulation units outstanding at the end of period	78,192	94,208	161,834	203,745	332,447	288,990	181,617	128,572	60,085	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.89	$19.13	$18.71	$19.42	$18.27	$17.72	$16.75	$14.76	$14.95	$14.04
End of period	$19.08	$18.89	$19.13	$18.71	$19.42	$18.27	$17.72	$16.75	$14.76	$14.95
Accumulation units outstanding at the end of period	96,760	183,372	213,196	275,393	343,429	313,357	262,285	210,172	115,332	98,381

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.31	$10.62	$10.77	$10.50	$9.90	N/A	N/A	N/A	N/A	N/A
End of period	$11.09	$10.31	$10.62	$10.77	$10.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,846	44,460	65,158	91,967	26,532	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.16	$18.73	$19.03	$17.88	$15.57	$15.13	$13.30	$9.25	$13.58	$13.96
End of period	$19.75	$17.16	$18.73	$19.03	$17.88	$15.57	$15.13	$13.30	$9.25	$13.58
Accumulation units outstanding at the end of period	57,881	100,090	106,355	119,031	139,912	142,028	106,006	82,207	28,654	32,993

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.77	$16.34	$15.04	$10.84	$9.47	$10.40	$8.16	$5.63	N/A	N/A
End of period	$18.51	$14.77	$16.34	$15.04	$10.84	$9.47	$10.40	$8.16	N/A	N/A
Accumulation units outstanding at the end of period	18,914	11,563	11,496	13,026	17,361	18,737	8,877	5,732	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.66	$15.45	$14.84	$10.99	$9.34	$10.32	$8.22	$6.24	N/A	N/A
End of period	$18.83	$14.66	$15.45	$14.84	$10.99	$9.34	$10.32	$8.22	N/A	N/A
Accumulation units outstanding at the end of period	29,349	29,968	18,329	18,613	17,913	15,308	16,063	5,158	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.45	$28.34	$25.62	$18.58	$16.33	$17.53	$15.18	$10.67	N/A	N/A
End of period	$30.44	$25.45	$28.34	$25.62	$18.58	$16.33	$17.53	$15.18	N/A	N/A
Accumulation units outstanding at the end of period	4,472	4,405	8,132	8,886	10,895	13,972	9,516	4,342	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.16	$14.46	$14.61	$10.49	$8.19	$10.15	$8.17	$5.92	N/A	N/A
End of period	$15.07	$14.16	$14.46	$14.61	$10.49	$8.19	$10.15	$8.17	N/A	N/A
Accumulation units outstanding at the end of period	11,404	25,314	39,520	46,172	67,623	92,841	80,389	40,913	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.39	$19.69	$17.50	$12.39	$10.84	$10.41	$9.30	$6.67	$9.92	N/A
End of period	$19.95	$18.39	$19.69	$17.50	$12.39	$10.84	$10.41	$9.30	$6.67	N/A
Accumulation units outstanding at the end of period	75,038	153,926	161,603	198,219	184,406	211,071	235,783	242,762	193,076	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.41	$20.51	$18.95	$13.48	$11.75	$10.81	$9.76	$6.88	$9.91	N/A
End of period	$21.21	$20.41	$20.51	$18.95	$13.48	$11.75	$10.81	$9.76	$6.88	N/A
Accumulation units outstanding at the end of period	15,172	41,837	48,742	57,984	46,555	32,157	23,191	20,838	13,166	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.54	$17.71	$15.84	$12.32	$11.10	$10.04	$8.64	$7.11	N/A	N/A
End of period	$20.31	$17.54	$17.71	$15.84	$12.32	$11.10	$10.04	$8.64	N/A	N/A
Accumulation units outstanding at the end of period	161,249	216,811	215,907	267,078	197,191	128,524	52,493	19,259	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.52	$21.85	$18.83	$12.77	$11.38	$10.86	$9.65	$6.25	N/A	N/A
End of period	$19.17	$18.52	$21.85	$18.83	$12.77	$11.38	$10.86	$9.65	N/A	N/A
Accumulation units outstanding at the end of period	21,216	47,499	59,213	72,772	59,697	72,214	34,984	20,084	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.52	$19.90	$18.99	$15.35	$13.47	$14.39	$12.50	$9.70	$16.21	$15.10
End of period	$20.35	$19.52	$19.90	$18.99	$15.35	$13.47	$14.39	$12.50	$9.70	$16.21
Accumulation units outstanding at the end of period	52,208	66,033	68,542	188,060	125,802	122,593	117,723	61,300	54,774	64,257

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.92	$13.35	$13.16	$12.80	$11.97	$11.80	$11.04	$9.89	$11.66	$11.15
End of period	$13.34	$12.92	$13.35	$13.16	$12.80	$11.97	$11.80	$11.04	$9.89	$11.66
Accumulation units outstanding at the end of period	134,485	222,691	228,076	282,017	311,961	279,996	189,687	138,149	79,019	25,224

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.52	$19.89	$19.14	$15.88	$14.00	$14.70	$12.87	$10.22	$16.07	$15.04
End of period	$20.33	$19.52	$19.89	$19.14	$15.88	$14.00	$14.70	$12.87	$10.22	$16.07
Accumulation units outstanding at the end of period	157,164	238,692	234,777	283,605	311,656	314,457	301,480	141,177	122,245	102,615

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.40	$14.81	$14.49	$13.34	$12.23	$12.33	$11.27	$9.66	$12.47	$11.77
End of period	$14.95	$14.40	$14.81	$14.49	$13.34	$12.23	$12.33	$11.27	$9.66	$12.47
Accumulation units outstanding at the end of period	251,751	457,174	431,246	457,111	515,507	510,182	399,146	211,289	206,846	103,418

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.26	$18.71	$18.20	$15.98	$14.29	$14.71	$13.22	$10.89	$15.27	$14.29
End of period	$18.96	$18.26	$18.71	$18.20	$15.98	$14.29	$14.71	$13.22	$10.89	$15.27
Accumulation units outstanding at the end of period	151,968	263,579	327,910	392,892	460,850	514,985	423,498	306,199	195,445	100,233

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.92	$11.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.50	$9.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,778	5,675	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.65	$18.35	$16.10	$10.79	$9.01	$9.68	$8.94	$6.37	N/A	N/A
End of period	$18.44	$16.65	$18.35	$16.10	$10.79	$9.01	$9.68	$8.94	N/A	N/A
Accumulation units outstanding at the end of period	18,404	30,644	28,201	30,028	27,407	23,976	32,264	19,594	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$52.12	$47.87	$44.78	$32.84	$28.10	$28.91	$25.18	$17.84	$31.74	$29.31
End of period	$51.99	$52.12	$47.87	$44.78	$32.84	$28.10	$28.91	$25.18	$17.84	$31.74
Accumulation units outstanding at the end of period	31,814	59,100	46,086	55,357	64,277	51,056	34,834	33,686	27,787	18,401

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$79.29	$75.72	$68.25	$50.84	$45.51	$46.96	$37.35	$25.86	$44.31	$38.44
End of period	$82.72	$79.29	$75.72	$68.25	$50.84	$45.51	$46.96	$37.35	$25.86	$44.31
Accumulation units outstanding at the end of period	23,125	35,261	28,709	37,119	43,545	39,264	30,627	22,365	17,376	12,459

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.03	$10.17	$10.30	$10.46	$10.38	$10.41	$10.29	$9.72	$10.51	$10.20
End of period	$10.01	$10.03	$10.17	$10.30	$10.46	$10.38	$10.41	$10.29	$9.72	$10.51
Accumulation units outstanding at the end of period	44,922	96,860	128,311	148,482	157,516	91,991	73,539	66,153	27,502	19,690

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.51	$24.36	$21.87	$16.22	$13.82	$14.35	$12.59	$9.34	$15.95	$16.09
End of period	$25.63	$23.51	$24.36	$21.87	$16.22	$13.82	$14.35	$12.59	$9.34	$15.95
Accumulation units outstanding at the end of period	15,420	26,285	25,401	34,852	44,488	42,113	52,223	38,282	40,551	46,534

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.30	$38.28	$35.43	$30.19	$27.89	$27.46	$25.19	$21.40	$27.45	$25.97
End of period	$40.65	$37.30	$38.28	$35.43	$30.19	$27.89	$27.46	$25.19	$21.40	$27.45
Accumulation units outstanding at the end of period	77,667	111,050	120,599	129,121	135,104	126,926	103,702	58,123	39,894	20,750

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.42	$11.61	$11.80	$12.00	$12.21	$12.41	$12.62	$12.81	$12.75	$12.38
End of period	$11.23	$11.42	$11.61	$11.80	$12.00	$12.21	$12.41	$12.62	$12.81	$12.75
Accumulation units outstanding at the end of period	80,839	174,098	123,696	107,963	196,517	216,750	73,570	119,683	203,225	98,508

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.03	$30.47	$27.83	$21.60	$18.87	$19.60	$17.52	$14.37	$21.93	$20.68
End of period	$32.39	$29.03	$30.47	$27.83	$21.60	$18.87	$19.60	$17.52	$14.37	$21.93
Accumulation units outstanding at the end of period	11,988	20,079	26,405	30,974	39,462	39,967	33,398	24,178	14,294	15,233

Accumulation Unit Values
Contract with Endorsements - 1.695%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.27	$37.64	$37.24	$29.03	$25.94	$27.01	$20.25	$15.20	$25.05	$22.73
End of period	$36.68	$35.27	$37.64	$37.24	$29.03	$25.94	$27.01	$20.25	$15.20	$25.05
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	9,900

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.07	$18.05	$18.33	$13.87	$12.00	$12.54	$10.06	$7.66	$11.65	$12.62
End of period	$19.56	$16.07	$18.05	$18.33	$13.87	$12.00	$12.54	$10.06	$7.66	$11.65
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	1,464

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.86	$9.15	$10.85	$10.08	$10.17	$11.16	$9.67	$6.56	$13.68	N/A
End of period	$8.53	$6.86	$9.15	$10.85	$10.08	$10.17	$11.16	$9.67	$6.56	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.72	$38.99	$36.42	$26.65	$24.51	$24.74	$22.33	$16.85	$28.98	$26.87
End of period	$40.22	$40.72	$38.99	$36.42	$26.65	$24.51	$24.74	$22.33	$16.85	$28.98
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	3,044

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.96	$13.38	$13.54	$11.92	$10.72	$11.45	$10.68	$8.87	$12.58	$11.86
End of period	$13.47	$12.96	$13.38	$13.54	$11.92	$10.72	$11.45	$10.68	$8.87	$12.58
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	27,878

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.40	$13.08	$14.87	$12.45	$10.81	$12.62	$11.93	$9.32	$17.08	$15.52
End of period	$12.20	$12.40	$13.08	$14.87	$12.45	$10.81	$12.62	$11.93	$9.32	$17.08
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	46,286

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.32	$25.26	$23.39	$17.60	$15.75	$16.15	$14.69	$11.16	$18.62	$18.83
End of period	$27.26	$24.32	$25.26	$23.39	$17.60	$15.75	$16.15	$14.69	$11.16	$18.62
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	10,668

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.86	$11.78	$11.67	$9.57	$8.40	$8.66	$7.98	$6.23	$9.93	N/A
End of period	$12.11	$10.86	$11.78	$11.67	$9.57	$8.40	$8.66	$7.98	$6.23	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.82	$10.67	$11.12	$8.67	$7.23	$7.83	$7.44	$5.78	$9.90	N/A
End of period	$10.67	$9.82	$10.67	$11.12	$8.67	$7.23	$7.83	$7.44	$5.78	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.52	$13.74	$13.55	$12.08	$10.95	$10.86	$9.81	$7.51	$10.87	$10.86
End of period	$14.05	$12.52	$13.74	$13.55	$12.08	$10.95	$10.86	$9.81	$7.51	$10.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	2,403

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.19	$11.94	$11.32	$8.97	$8.03	$8.22	$7.50	$6.02	$9.86	N/A
End of period	$12.73	$11.19	$11.94	$11.32	$8.97	$8.03	$8.22	$7.50	$6.02	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.13	$24.44	$23.59	$24.25	$22.89	$21.91	$20.70	$18.44	$19.78	$18.81
End of period	$24.22	$24.13	$24.44	$23.59	$24.25	$22.89	$21.91	$20.70	$18.44	$19.78
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	33,614

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.98	$20.09	$18.06	$13.84	$11.93	$12.98	$10.61	$8.14	$12.95	$12.82
End of period	$20.08	$17.98	$20.09	$18.06	$13.84	$11.93	$12.98	$10.61	$8.14	$12.95
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	4,368

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.66	$13.10	$11.70	$8.87	$7.54	$8.58	$8.03	$6.54	$10.68	N/A
End of period	$13.44	$12.66	$13.10	$11.70	$8.87	$7.54	$8.58	$8.03	$6.54	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.91	$16.34	$14.45	$14.30	$11.33	$12.30	$10.68	$8.19	$12.96	$15.51
End of period	$16.02	$15.91	$16.34	$14.45	$14.30	$11.33	$12.30	$10.68	$8.19	$12.96
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	3,306

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.54	$19.25	$19.53	$16.69	$14.67	$16.02	$14.51	$10.77	$18.55	$17.19
End of period	$18.01	$18.54	$19.25	$19.53	$16.69	$14.67	$16.02	$14.51	$10.77	$18.55
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	18,391

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.61	$26.41	$24.58	$19.10	$18.03	$19.44	$16.07	$11.70	$19.50	$20.36
End of period	$26.78	$23.61	$26.41	$24.58	$19.10	$18.03	$19.44	$16.07	$11.70	$19.50
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	20,581

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.91	$24.76	$23.32	$16.98	$14.68	$15.13	$12.20	$9.20	$15.53	$14.18
End of period	$26.21	$23.91	$24.76	$23.32	$16.98	$14.68	$15.13	$12.20	$9.20	$15.53
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	5,024

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.64	$38.15	$34.89	$24.99	$21.87	$23.63	$19.14	$13.61	$24.93	$23.48
End of period	$38.19	$38.64	$38.15	$34.89	$24.99	$21.87	$23.63	$19.14	$13.61	$24.93
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	7,302

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.49	$19.73	$19.04	$20.07	$19.70	$18.24	$17.28	$16.95	$16.18	$15.48
End of period	$19.44	$19.49	$19.73	$19.04	$20.07	$19.70	$18.24	$17.28	$16.95	$16.18
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	16,218

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.85	$12.32	$13.23	$13.60	$11.32	$14.00	$11.68	$6.92	$14.08	N/A
End of period	$11.55	$9.85	$12.32	$13.23	$13.60	$11.32	$14.00	$11.68	$6.92	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.15	$12.64	$11.88	$9.46	$8.30	$8.62	$7.53	$6.15	$9.81	N/A
End of period	$13.39	$12.15	$12.64	$11.88	$9.46	$8.30	$8.62	$7.53	$6.15	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.59	$13.84	$13.33	$13.93	$13.68	$12.98	$12.47	$12.00	$11.77	$11.25
End of period	$13.62	$13.59	$13.84	$13.33	$13.93	$13.68	$12.98	$12.47	$12.00	$11.77
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	46,625

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.59	$7.51	$7.24	$6.08	$5.14	$5.40	$4.48	$3.63	$6.12	$5.97
End of period	$9.22	$7.59	$7.51	$7.24	$6.08	$5.14	$5.40	$4.48	$3.63	$6.12
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	2,507

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.24	$21.36	$19.61	$14.13	$11.64	$11.11	$9.21	$7.03	$10.41	$11.50
End of period	$23.21	$22.24	$21.36	$19.61	$14.13	$11.64	$11.11	$9.21	$7.03	$10.41
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	491

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.15	$14.48	$13.42	$10.45	$9.56	$8.24	$6.72	$5.90	$11.12	$11.20
End of period	$16.11	$14.15	$14.48	$13.42	$10.45	$9.56	$8.24	$6.72	$5.90	$11.12
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	134,588

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.24	$11.56	$10.40	$7.94	$6.40	$7.47	$6.70	$5.74	$11.83	$14.57
End of period	$13.72	$11.24	$11.56	$10.40	$7.94	$6.40	$7.47	$6.70	$5.74	$11.83
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	1,024

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.64	$18.45	$16.93	$15.20	$12.58	$13.94	$12.36	$9.60	$18.96	$17.35
End of period	$17.50	$16.64	$18.45	$16.93	$15.20	$12.58	$13.94	$12.36	$9.60	$18.96
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	99,110

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.87	$24.69	$20.07	$14.49	$12.43	$11.40	$11.16	$9.39	$12.43	$11.76
End of period	$24.47	$25.87	$24.69	$20.07	$14.49	$12.43	$11.40	$11.16	$9.39	$12.43
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	6,478

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.18	$16.64	$18.02	$15.09	$13.01	$15.08	$14.36	$11.30	$20.13	$18.55
End of period	$16.04	$16.18	$16.64	$18.02	$15.09	$13.01	$15.08	$14.36	$11.30	$20.13
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	35,083

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.57	$17.37	$15.87	$12.26	$10.56	$10.97	$9.53	$7.81	$13.82	$13.86
End of period	$18.27	$16.57	$17.37	$15.87	$12.26	$10.56	$10.97	$9.53	$7.81	$13.82
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	277,495

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.09	$21.15	$18.16	$13.09	$11.13	$11.10	$9.63	$7.30	$12.70	$10.85
End of period	$22.38	$21.09	$21.15	$18.16	$13.09	$11.13	$11.10	$9.63	$7.30	$12.70
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	4,480

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.30	$34.86	$39.55	$32.09	$31.28	$30.80	$26.30	$22.28	$36.47	$27.42
End of period	$32.90	$26.30	$34.86	$39.55	$32.09	$31.28	$30.80	$26.30	$22.28	$36.47
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	20,180

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.90	$15.41	$14.91	$10.79	$9.84	$9.54	$8.32	$7.12	$10.77	$10.18
End of period	$14.05	$13.90	$15.41	$14.91	$10.79	$9.84	$9.54	$8.32	$7.12	$10.77
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.56	$25.67	$23.90	$18.28	$15.86	$16.48	$13.32	$9.82	$16.00	$15.14
End of period	$29.01	$24.56	$25.67	$23.90	$18.28	$15.86	$16.48	$13.32	$9.82	$16.00
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	48,603

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.22	$17.36	$15.62	$12.07	$10.64	$10.66	$9.48	$7.65	$12.48	$12.10
End of period	$18.86	$17.22	$17.36	$15.62	$12.07	$10.64	$10.66	$9.48	$7.65	$12.48
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	122,970

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.87	$22.24	$21.62	$15.88	$13.94	$14.82	$11.93	$9.53	$14.89	$15.48
End of period	$25.83	$20.87	$22.24	$21.62	$15.88	$13.94	$14.82	$11.93	$9.53	$14.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	51,030

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.01	$10.73	$9.05	$7.29	$6.67	$6.80	$6.17	$3.83	$6.89	$6.12
End of period	$12.27	$11.01	$10.73	$9.05	$7.29	$6.67	$6.80	$6.17	$3.83	$6.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	2,571

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.50	$18.13	$18.09	$14.58	$12.30	$13.63	$12.02	$8.77	$15.08	$14.42
End of period	$18.21	$18.50	$18.13	$18.09	$14.58	$12.30	$13.63	$12.02	$8.77	$15.08
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	22,377

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.76	$13.40	$13.19	$14.77	$13.85	$12.61	$11.91	$10.33	$10.91	N/A
End of period	$13.20	$12.76	$13.40	$13.19	$14.77	$13.85	$12.61	$11.91	$10.33	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.80	$19.05	$18.63	$19.35	$18.21	$17.67	$16.71	$14.72	$14.91	$14.01
End of period	$18.99	$18.80	$19.05	$18.63	$19.35	$18.21	$17.67	$16.71	$14.72	$14.91
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	101,654

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.08	$18.66	$18.95	$17.81	$15.52	$15.08	$13.26	$9.22	$13.54	$13.93
End of period	$19.65	$17.08	$18.66	$18.95	$17.81	$15.52	$15.08	$13.26	$9.22	$13.54
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	47,462

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.32	$28.21	$25.50	$18.50	$16.27	$17.46	$15.12	$10.64	$20.50	$22.09
End of period	$30.28	$25.32	$28.21	$25.50	$18.50	$16.27	$17.46	$15.12	$10.64	$20.50
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	17,718

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.44	$19.82	$18.91	$15.29	$13.43	$14.35	$12.46	$9.67	$16.17	$15.06
End of period	$20.26	$19.44	$19.82	$18.91	$15.29	$13.43	$14.35	$12.46	$9.67	$16.17
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	79,956

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.89	$13.31	$13.13	$12.78	$11.95	$11.78	$11.03	$9.88	$11.65	$11.15
End of period	$13.31	$12.89	$13.31	$13.13	$12.78	$11.95	$11.78	$11.03	$9.88	$11.65
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	48,686

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.43	$19.80	$19.07	$15.82	$13.95	$14.65	$12.83	$10.19	$16.04	$15.01
End of period	$20.24	$19.43	$19.80	$19.07	$15.82	$13.95	$14.65	$12.83	$10.19	$16.04
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	220,766

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.36	$14.78	$14.45	$13.31	$12.21	$12.31	$11.25	$9.65	$12.46	$11.76
End of period	$14.91	$14.36	$14.78	$14.45	$13.31	$12.21	$12.31	$11.25	$9.65	$12.46
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	7,132

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.18	$18.63	$18.13	$15.92	$14.24	$14.67	$13.18	$10.86	$15.23	$14.26
End of period	$18.87	$18.18	$18.63	$18.13	$15.92	$14.24	$14.67	$13.18	$10.86	$15.23
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	159,500

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$51.85	$47.64	$44.57	$32.69	$27.98	$28.80	$25.08	$17.78	$31.64	$29.23
End of period	$51.71	$51.85	$47.64	$44.57	$32.69	$27.98	$28.80	$25.08	$17.78	$31.64
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	30,797

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$78.88	$75.36	$67.93	$50.62	$45.32	$46.78	$37.21	$25.78	$44.17	$38.33
End of period	$82.27	$78.88	$75.36	$67.93	$50.62	$45.32	$46.78	$37.21	$25.78	$44.17
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	19,188

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.01	$10.15	$10.28	$10.44	$10.37	$10.40	$10.28	$9.71	$10.51	$10.19
End of period	$9.98	$10.01	$10.15	$10.28	$10.44	$10.37	$10.40	$10.28	$9.71	$10.51
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	22,482

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.42	$24.27	$21.80	$16.17	$13.78	$14.31	$12.56	$9.32	$15.92	$16.06
End of period	$25.53	$23.42	$24.27	$21.80	$16.17	$13.78	$14.31	$12.56	$9.32	$15.92
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	85,188

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.11	$38.10	$35.27	$30.06	$27.77	$27.35	$25.10	$21.33	$27.37	$25.90
End of period	$40.44	$37.11	$38.10	$35.27	$30.06	$27.77	$27.35	$25.10	$21.33	$27.37
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	47,315

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.36	$11.55	$11.75	$11.95	$12.15	$12.36	$12.57	$12.77	$12.71	$12.34
End of period	$11.17	$11.36	$11.55	$11.75	$11.95	$12.15	$12.36	$12.57	$12.77	$12.71
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	94,862

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.94	$30.38	$27.75	$21.54	$18.83	$19.56	$17.49	$14.35	$21.90	$20.65
End of period	$32.27	$28.94	$30.38	$27.75	$21.54	$18.83	$19.56	$17.49	$14.35	$21.90
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	13,992

Accumulation Unit Values
Contract with Endorsements - 1.70%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.55	$17.14	$17.16	$15.94	$14.61	$15.71	$13.80	N/A	N/A	N/A
End of period	$16.80	$16.55	$17.14	$17.16	$15.94	$14.61	$15.71	N/A	N/A	N/A
Accumulation units outstanding at the end of period	28,283	38,427	59,064	46,251	78,007	96,902	104,592	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.06	$11.56	$11.20	$9.18	$8.15	$8.56	$7.72	$6.26	$10.48	N/A
End of period	$11.75	$11.06	$11.56	$11.20	$9.18	$8.15	$8.56	$7.72	$6.26	N/A
Accumulation units outstanding at the end of period	14,027	10,028	20,488	20,817	18,193	21,100	31,860	32,708	35,253	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.29	$12.73	$12.30	$10.68	$9.59	$9.68	$8.86	$7.60	$10.53	N/A
End of period	$12.96	$12.29	$12.73	$12.30	$10.68	$9.59	$9.68	$8.86	$7.60	N/A
Accumulation units outstanding at the end of period	138,686	136,217	129,054	128,176	75,023	104,123	57,876	24,342	22,084	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.89	$12.34	$11.95	$9.91	$8.82	$9.05	$8.13	$6.73	$10.50	N/A
End of period	$12.57	$11.89	$12.34	$11.95	$9.91	$8.82	$9.05	$8.13	$6.73	N/A
Accumulation units outstanding at the end of period	83,934	98,441	96,306	101,759	99,715	104,191	133,304	148,017	185,625	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.82	$16.46	$16.38	$14.63	$13.39	$13.97	$12.57	N/A	N/A	N/A
End of period	$16.49	$15.82	$16.46	$16.38	$14.63	$13.39	$13.97	N/A	N/A	N/A
Accumulation units outstanding at the end of period	42,355	61,694	40,903	52,968	45,354	11,798	16,362	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.19	$16.85	$16.82	$15.22	$13.90	$14.70	$13.08	N/A	N/A	N/A
End of period	$16.75	$16.19	$16.85	$16.82	$15.22	$13.90	$14.70	N/A	N/A	N/A
Accumulation units outstanding at the end of period	51,160	82,501	100,352	81,876	47,631	46,603	23,781	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.19	$16.81	$16.79	$15.47	$14.20	$15.14	$13.40	N/A	N/A	N/A
End of period	$16.57	$16.19	$16.81	$16.79	$15.47	$14.20	$15.14	N/A	N/A	N/A
Accumulation units outstanding at the end of period	116,890	175,161	176,677	179,816	211,307	194,612	68,314	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.24	$37.60	$37.21	$29.01	$25.92	$26.99	$20.24	$15.19	$25.04	$22.72
End of period	$36.64	$35.24	$37.60	$37.21	$29.01	$25.92	$26.99	$20.24	$15.19	$25.04
Accumulation units outstanding at the end of period	47,210	55,338	62,709	100,683	100,136	127,290	121,398	83,032	93,706	90,763

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.06	$18.04	$18.32	$13.87	$11.99	$12.54	$10.06	$7.66	$11.65	$12.62
End of period	$19.55	$16.06	$18.04	$18.32	$13.87	$11.99	$12.54	$10.06	$7.66	$11.65
Accumulation units outstanding at the end of period	27,263	27,883	44,089	77,019	68,255	81,230	79,611	94,055	72,082	40,480

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.75	$11.97	$11.67	$10.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.40	$11.75	$11.97	$11.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	163,527	139,017	122,534	115,481	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.56	$16.37	$14.48	$11.12	$9.97	$10.27	N/A	N/A	N/A	N/A
End of period	$18.11	$15.56	$16.37	$14.48	$11.12	$9.97	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	85,503	64,279	71,398	54,081	43,783	30,377	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.85	$10.46	$10.51	$11.02	$10.60	$10.33	N/A	N/A	N/A	N/A
End of period	$9.91	$9.85	$10.46	$10.51	$11.02	$10.60	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	65,648	85,605	79,859	90,851	103,813	211,923	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.52	$12.74	$12.73	$10.12	$8.73	$11.03	N/A	N/A	N/A	N/A
End of period	$12.53	$12.52	$12.74	$12.73	$10.12	$8.73	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,044	30,685	21,884	17,174	10,580	15,067	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.38	$12.55	$12.27	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.08	$12.38	$12.55	$12.27	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	92,230	44,477	43,479	2,897	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.04	$16.15	$14.91	$11.41	$9.93	$10.33	N/A	N/A	N/A	N/A
End of period	$17.52	$16.04	$16.15	$14.91	$11.41	$9.93	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	96,551	85,307	63,009	74,913	58,037	46,923	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.07	$11.83	$12.41	$10.42	$9.03	$10.73	N/A	N/A	N/A	N/A
End of period	$11.22	$11.07	$11.83	$12.41	$10.42	$9.03	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	39,879	105,604	60,171	62,621	58,662	72,013	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.19	$10.74	$11.91	$10.92	$9.46	$11.23	N/A	N/A	N/A	N/A
End of period	$10.51	$10.19	$10.74	$11.91	$10.92	$9.46	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	98,890	98,737	107,488	54,675	35,230	31,846	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,517	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.47	$11.82	$11.81	$10.50	$9.75	$10.31	N/A	N/A	N/A	N/A
End of period	$11.72	$11.47	$11.82	$11.81	$10.50	$9.75	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	176,418	199,713	214,511	251,014	177,852	103,045	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.85	$9.14	$10.84	$10.07	$10.17	$11.16	$9.67	$6.56	$13.68	N/A
End of period	$8.53	$6.85	$9.14	$10.84	$10.07	$10.17	$11.16	$9.67	$6.56	N/A
Accumulation units outstanding at the end of period	183,430	218,406	330,765	347,438	340,509	309,733	312,575	349,657	262,621	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.69	$38.96	$36.40	$26.64	$24.49	$24.73	$22.32	$16.84	$28.97	$26.86
End of period	$40.19	$40.69	$38.96	$36.40	$26.64	$24.49	$24.73	$22.32	$16.84	$28.97
Accumulation units outstanding at the end of period	69,476	38,314	32,317	38,587	40,854	39,970	48,964	44,913	38,347	47,044

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.39	$15.47	$14.65	$12.08	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.71	$12.39	$15.47	$14.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	51,371	59,265	136,852	126,288	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.95	$13.37	$13.53	$11.91	$10.72	$11.45	$10.68	$8.87	$12.58	$11.85
End of period	$13.46	$12.95	$13.37	$13.53	$11.91	$10.72	$11.45	$10.68	$8.87	$12.58
Accumulation units outstanding at the end of period	125,481	148,019	142,578	175,595	234,460	241,563	253,489	210,543	239,372	204,098

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.39	$13.07	$14.86	$12.44	$10.80	$12.61	$11.92	$9.32	$17.07	$15.51
End of period	$12.19	$12.39	$13.07	$14.86	$12.44	$10.80	$12.61	$11.92	$9.32	$17.07
Accumulation units outstanding at the end of period	139,106	148,287	162,929	168,902	177,763	189,293	179,955	188,108	228,432	361,470

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.29	$25.24	$23.38	$17.59	$15.74	$16.14	$14.68	$11.16	$18.61	$18.83
End of period	$27.23	$24.29	$25.24	$23.38	$17.59	$15.74	$16.14	$14.68	$11.16	$18.61
Accumulation units outstanding at the end of period	64,811	64,533	101,755	70,790	87,822	86,463	80,206	75,987	61,803	42,558

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	60,127	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.02	$13.46	$14.26	$11.73	$10.18	$11.19	$10.36	N/A	N/A	N/A
End of period	$12.25	$12.02	$13.46	$14.26	$11.73	$10.18	$11.19	N/A	N/A	N/A
Accumulation units outstanding at the end of period	154,107	201,631	302,982	342,161	308,134	356,335	257,484	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.86	$11.77	$11.66	$9.57	$8.39	$8.65	$7.97	$6.23	$9.93	N/A
End of period	$12.11	$10.86	$11.77	$11.66	$9.57	$8.39	$8.65	$7.97	$6.23	N/A
Accumulation units outstanding at the end of period	297,510	336,597	341,934	354,936	417,995	452,710	442,635	357,035	363,091	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.81	$10.67	$11.11	$8.67	$7.23	$7.83	$7.43	$5.78	$9.90	N/A
End of period	$10.67	$9.81	$10.67	$11.11	$8.67	$7.23	$7.83	$7.43	$5.78	N/A
Accumulation units outstanding at the end of period	46,247	55,755	66,230	58,944	43,082	43,161	55,522	72,924	37,572	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.94	$11.61	$11.86	$11.65	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.16	$10.94	$11.61	$11.86	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	71,624	132,052	161,321	128,275	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.51	$13.74	$13.54	$12.07	$10.95	$10.86	$9.81	$7.51	$10.87	$10.86
End of period	$14.04	$12.51	$13.74	$13.54	$12.07	$10.95	$10.86	$9.81	$7.51	$10.87
Accumulation units outstanding at the end of period	317,145	463,394	576,086	553,104	470,071	447,572	414,427	290,837	259,321	154,918

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.90	$9.70	$10.89	$8.36	$6.69	$7.94	$6.70	$4.47	N/A	N/A
End of period	$9.62	$9.90	$9.70	$10.89	$8.36	$6.69	$7.94	$6.70	N/A	N/A
Accumulation units outstanding at the end of period	50,515	65,100	79,973	81,518	63,570	190,970	90,065	49,243	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.18	$11.93	$11.31	$8.97	$8.03	$8.22	$7.50	$6.02	$9.86	N/A
End of period	$12.72	$11.18	$11.93	$11.31	$8.97	$8.03	$8.22	$7.50	$6.02	N/A
Accumulation units outstanding at the end of period	52,524	66,557	65,705	58,284	70,953	92,107	70,200	75,944	105,602	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.10	$24.42	$23.57	$24.23	$22.87	$21.89	$20.69	$18.43	$19.77	$18.79
End of period	$24.19	$24.10	$24.42	$23.57	$24.23	$22.87	$21.89	$20.69	$18.43	$19.77
Accumulation units outstanding at the end of period	110,488	133,836	129,683	129,533	192,083	176,340	203,488	208,929	235,191	203,894

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.73	$12.45	$13.33	$14.71	$12.46	$13.30	$11.65	$9.64	N/A	N/A
End of period	$11.51	$10.73	$12.45	$13.33	$14.71	$12.46	$13.30	$11.65	N/A	N/A
Accumulation units outstanding at the end of period	36,345	41,900	46,746	53,727	79,800	114,513	135,726	45,165	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.97	$20.08	$18.05	$13.83	$11.92	$12.98	$10.61	$8.14	$12.95	$12.81
End of period	$20.07	$17.97	$20.08	$18.05	$13.83	$11.92	$12.98	$10.61	$8.14	$12.95
Accumulation units outstanding at the end of period	36,324	63,302	57,061	85,033	85,318	94,152	100,914	120,595	195,612	138,619

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.66	$13.10	$11.69	$8.86	$7.54	$8.58	$8.03	$6.54	$10.68	N/A
End of period	$13.43	$12.66	$13.10	$11.69	$8.86	$7.54	$8.58	$8.03	$6.54	N/A
Accumulation units outstanding at the end of period	18,306	26,117	36,656	33,359	17,102	20,999	29,813	28,926	38,244	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.23	$7.74	$7.07	$7.36	$6.07	$8.56	$7.44	$4.15	N/A	N/A
End of period	$6.87	$7.23	$7.74	$7.07	$7.36	$6.07	$8.56	$7.44	N/A	N/A
Accumulation units outstanding at the end of period	61,817	53,259	80,125	84,278	81,211	151,144	152,221	140,650	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.90	$16.33	$14.44	$14.29	$11.33	$12.30	$10.68	$8.19	$12.96	$15.51
End of period	$16.01	$15.90	$16.33	$14.44	$14.29	$11.33	$12.30	$10.68	$8.19	$12.96
Accumulation units outstanding at the end of period	98,860	123,328	222,198	224,263	225,101	159,293	182,996	145,336	140,256	116,028

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.52	$19.23	$19.51	$16.68	$14.66	$16.01	$14.50	$10.77	$18.54	$17.18
End of period	$17.99	$18.52	$19.23	$19.51	$16.68	$14.66	$16.01	$14.50	$10.77	$18.54
Accumulation units outstanding at the end of period	135,725	108,870	105,854	128,521	144,305	168,737	182,798	117,176	90,702	104,191

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.58	$26.38	$24.56	$19.09	$18.02	$19.43	$16.06	$11.69	$19.49	$20.36
End of period	$26.75	$23.58	$26.38	$24.56	$19.09	$18.02	$19.43	$16.06	$11.69	$19.49
Accumulation units outstanding at the end of period	62,811	69,126	83,819	108,792	134,080	141,252	146,862	129,493	206,610	210,844

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.89	$24.74	$23.31	$16.97	$14.67	$15.13	$12.19	$9.20	$15.52	$14.18
End of period	$26.19	$23.89	$24.74	$23.31	$16.97	$14.67	$15.13	$12.19	$9.20	$15.52
Accumulation units outstanding at the end of period	219,357	222,969	85,185	60,556	62,368	65,612	67,388	68,962	61,631	57,086

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.59	$38.11	$34.86	$24.96	$21.84	$23.61	$19.12	$13.60	$24.91	$23.47
End of period	$38.14	$38.59	$38.11	$34.86	$24.96	$21.84	$23.61	$19.12	$13.60	$24.91
Accumulation units outstanding at the end of period	42,983	36,702	46,112	40,887	37,387	37,892	33,973	42,364	29,112	36,126

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.47	$19.71	$19.02	$20.05	$19.68	$18.23	$17.27	$16.94	$16.17	$15.47
End of period	$19.42	$19.47	$19.71	$19.02	$20.05	$19.68	$18.23	$17.27	$16.94	$16.17
Accumulation units outstanding at the end of period	88,231	98,626	121,819	130,719	226,485	248,561	258,175	301,544	314,499	125,259

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.84	$12.31	$13.22	$13.60	$11.32	$13.99	$11.68	$6.92	$14.08	$10.87
End of period	$11.54	$9.84	$12.31	$13.22	$13.60	$11.32	$13.99	$11.68	$6.92	$14.08
Accumulation units outstanding at the end of period	86,603	103,427	124,854	165,740	228,018	288,511	391,367	307,081	267,351	165,527

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.14	$12.64	$11.87	$9.46	$8.30	$8.62	$7.53	$6.15	$9.81	N/A
End of period	$13.38	$12.14	$12.64	$11.87	$9.46	$8.30	$8.62	$7.53	$6.15	N/A
Accumulation units outstanding at the end of period	27,320	50,130	54,137	48,124	52,197	99,043	85,479	131,133	70,161	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.58	$13.83	$13.32	$13.93	$13.67	$12.98	$12.47	$11.99	$11.77	$11.25
End of period	$13.61	$13.58	$13.83	$13.32	$13.93	$13.67	$12.98	$12.47	$11.99	$11.77
Accumulation units outstanding at the end of period	219,229	233,254	269,742	294,892	364,641	486,554	520,354	453,279	498,216	503,170

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.58	$7.51	$7.23	$6.08	$5.14	$5.40	$4.48	$3.63	$6.12	$5.97
End of period	$9.21	$7.58	$7.51	$7.23	$6.08	$5.14	$5.40	$4.48	$3.63	$6.12
Accumulation units outstanding at the end of period	28,136	33,049	38,782	56,851	60,530	69,044	79,066	54,843	65,671	178,208

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.22	$21.34	$19.59	$14.12	$11.63	$11.11	$9.20	$7.03	$10.41	$11.49
End of period	$23.19	$22.22	$21.34	$19.59	$14.12	$11.63	$11.11	$9.20	$7.03	$10.41
Accumulation units outstanding at the end of period	49,514	69,404	52,919	54,333	49,561	55,622	52,722	31,664	27,654	23,374

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.14	$14.47	$13.41	$10.45	$9.55	$8.23	$6.72	$5.90	$11.11	$11.19
End of period	$16.10	$14.14	$14.47	$13.41	$10.45	$9.55	$8.23	$6.72	$5.90	$11.11
Accumulation units outstanding at the end of period	351,469	400,997	462,832	539,971	630,291	759,285	747,448	930,486	1,159,182	1,163,209

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.75	$9.31	$9.83	$10.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.39	$7.75	$9.31	$9.83	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	92,044	106,834	224,793	202,361	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.68	$14.19	$14.94	$11.64	$10.90	$11.96	$11.91	N/A	N/A	N/A
End of period	$13.20	$13.68	$14.19	$14.94	$11.64	$10.90	$11.96	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,383	25,091	63,522	60,086	41,413	993	1,079	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.23	$11.56	$10.40	$7.93	$6.40	$7.47	$6.69	$5.74	$11.83	$14.56
End of period	$13.71	$11.23	$11.56	$10.40	$7.93	$6.40	$7.47	$6.69	$5.74	$11.83
Accumulation units outstanding at the end of period	64,262	83,447	79,287	98,517	87,142	106,716	213,282	201,626	125,344	47,423

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.63	$18.44	$16.91	$15.19	$12.57	$13.93	$12.36	$9.59	$18.95	$17.35
End of period	$17.49	$16.63	$18.44	$16.91	$15.19	$12.57	$13.93	$12.36	$9.59	$18.95
Accumulation units outstanding at the end of period	308,163	355,720	430,615	482,599	548,163	609,030	640,855	864,043	1,002,971	915,528

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.85	$24.67	$20.05	$14.48	$12.42	$11.39	$11.16	$9.38	$12.43	$11.75
End of period	$24.45	$25.85	$24.67	$20.05	$14.48	$12.42	$11.39	$11.16	$9.38	$12.43
Accumulation units outstanding at the end of period	127,152	203,826	196,915	168,169	149,087	146,108	129,143	125,855	148,330	127,057

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.56	$12.97	$12.53	$10.30	$9.19	$9.55	$8.39	$6.82	$9.89	N/A
End of period	$13.82	$12.56	$12.97	$12.53	$10.30	$9.19	$9.55	$8.39	$6.82	N/A
Accumulation units outstanding at the end of period	39,895	53,837	38,943	30,440	41,349	42,259	65,604	61,754	170,968	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.17	$16.63	$18.01	$15.09	$13.01	$15.08	$14.36	$11.30	$20.13	$18.55
End of period	$16.03	$16.17	$16.63	$18.01	$15.09	$13.01	$15.08	$14.36	$11.30	$20.13
Accumulation units outstanding at the end of period	235,329	268,401	300,110	323,240	364,749	425,074	459,899	529,094	516,861	479,696

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.56	$17.36	$15.87	$12.25	$10.56	$10.97	$9.53	$7.81	$13.82	$13.86
End of period	$18.26	$16.56	$17.36	$15.87	$12.25	$10.56	$10.97	$9.53	$7.81	$13.82
Accumulation units outstanding at the end of period	1,186,415	1,478,833	1,603,570	1,809,994	2,029,783	2,284,539	2,582,445	2,916,757	3,179,092	3,754,688

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.08	$21.14	$18.15	$13.09	$11.12	$11.10	$9.63	$7.30	$12.70	$10.85
End of period	$22.37	$21.08	$21.14	$18.15	$13.09	$11.12	$11.10	$9.63	$7.30	$12.70
Accumulation units outstanding at the end of period	254,836	261,905	117,618	69,386	66,920	72,509	60,205	79,178	87,391	123,026

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.28	$34.83	$39.52	$32.07	$31.26	$30.79	$26.29	$22.27	$36.45	$27.41
End of period	$32.87	$26.28	$34.83	$39.52	$32.07	$31.26	$30.79	$26.29	$22.27	$36.45
Accumulation units outstanding at the end of period	101,526	98,739	99,035	110,850	124,903	151,778	140,616	146,650	128,789	165,413

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.96	$15.47	$15.24	$13.76	$12.50	$12.95	$11.67	N/A	N/A	N/A
End of period	$17.20	$15.96	$15.47	$15.24	$13.76	$12.50	$12.95	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,681	10,833	50,324	44,835	36,228	4,045	10,393	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.89	$15.41	$14.90	$10.79	$9.84	$9.54	$8.32	$7.12	$10.77	$10.18
End of period	$14.04	$13.89	$15.41	$14.90	$10.79	$9.84	$9.54	$8.32	$7.12	$10.77
Accumulation units outstanding at the end of period	447,631	487,070	342,951	418,734	17,234	17,046	13,916	10,192	7,658	3,498

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.55	$25.66	$23.89	$18.27	$15.85	$16.48	$13.32	$9.82	$16.00	$15.14
End of period	$28.99	$24.55	$25.66	$23.89	$18.27	$15.85	$16.48	$13.32	$9.82	$16.00
Accumulation units outstanding at the end of period	242,144	255,882	304,503	371,107	442,526	484,848	518,684	527,250	535,267	500,535

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.20	$17.35	$15.61	$12.06	$10.63	$10.66	$9.47	$7.65	$12.48	$12.10
End of period	$18.84	$17.20	$17.35	$15.61	$12.06	$10.63	$10.66	$9.47	$7.65	$12.48
Accumulation units outstanding at the end of period	998,966	1,117,200	1,361,988	1,449,254	1,410,374	1,559,785	1,508,664	1,454,640	1,256,977	1,085,655

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.83	$15.89	$15.61	$11.60	$10.36	$11.42	$9.62	$6.06	$8.83	N/A
End of period	$19.59	$14.83	$15.89	$15.61	$11.60	$10.36	$11.42	$9.62	$6.06	N/A
Accumulation units outstanding at the end of period	50,184	52,516	242,294	191,372	271,181	290,620	269,326	60,122	23,971	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.86	$22.23	$21.61	$15.87	$13.93	$14.81	$11.93	$9.53	$14.89	$15.47
End of period	$25.81	$20.86	$22.23	$21.61	$15.87	$13.93	$14.81	$11.93	$9.53	$14.89
Accumulation units outstanding at the end of period	402,749	451,064	574,974	672,318	481,334	502,085	549,937	588,916	471,877	451,282

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$11.00	$10.72	$9.04	$7.29	$6.66	$6.80	$6.17	$3.83	$6.89	$6.12
End of period	$12.26	$11.00	$10.72	$9.04	$7.29	$6.66	$6.80	$6.17	$3.83	$6.89
Accumulation units outstanding at the end of period	109,475	167,424	178,267	128,146	144,243	142,410	175,653	219,914	69,845	118,371

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.82	$12.57	$12.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.69	$11.82	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,606	1,860	1,717	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.25	$10.56	$10.24	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.67	$10.25	$10.56	$10.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	45,873	45,522	49,148	4,218	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.49	$18.12	$18.08	$14.57	$12.30	$13.63	$12.01	$8.76	$15.07	$14.42
End of period	$18.20	$18.49	$18.12	$18.08	$14.57	$12.30	$13.63	$12.01	$8.76	$15.07
Accumulation units outstanding at the end of period	188,692	154,204	156,984	184,439	198,161	200,270	211,326	186,328	188,386	187,568

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,584	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.76	$13.39	$13.19	$14.76	$13.85	$12.61	$11.90	$10.33	$10.91	N/A
End of period	$13.19	$12.76	$13.39	$13.19	$14.76	$13.85	$12.61	$11.90	$10.33	N/A
Accumulation units outstanding at the end of period	226,775	259,254	303,233	354,288	584,225	581,773	455,551	428,462	350,529	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.79	$19.03	$18.62	$19.34	$18.20	$17.66	$16.70	$14.71	$14.90	$14.00
End of period	$18.97	$18.79	$19.03	$18.62	$19.34	$18.20	$17.66	$16.70	$14.71	$14.90
Accumulation units outstanding at the end of period	523,366	580,701	649,750	799,070	1,143,093	1,169,844	1,242,872	1,119,078	926,482	730,156

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.29	$10.60	$10.76	$10.49	$9.90	N/A	N/A	N/A	N/A	N/A
End of period	$11.07	$10.29	$10.60	$10.76	$10.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	172,060	219,814	244,332	286,226	59,481	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.06	$18.64	$18.94	$17.80	$15.51	$15.07	$13.26	$9.22	$13.54	$13.92
End of period	$19.63	$17.06	$18.64	$18.94	$17.80	$15.51	$15.07	$13.26	$9.22	$13.54
Accumulation units outstanding at the end of period	247,254	271,843	310,329	348,939	419,513	436,374	429,721	389,407	311,477	311,540

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.74	$16.30	$15.01	$10.82	$9.46	$10.39	$8.15	N/A	N/A	N/A
End of period	$18.46	$14.74	$16.30	$15.01	$10.82	$9.46	$10.39	N/A	N/A	N/A
Accumulation units outstanding at the end of period	53,526	17,463	19,684	20,450	19,241	22,888	27,123	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.63	$15.42	$14.82	$10.97	$9.32	$10.31	$8.21	$6.23	N/A	N/A
End of period	$18.78	$14.63	$15.42	$14.82	$10.97	$9.32	$10.31	$8.21	N/A	N/A
Accumulation units outstanding at the end of period	67,208	50,746	18,021	20,906	25,110	21,455	26,758	15,770	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,668	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.29	$28.18	$25.48	$18.48	$16.25	$17.45	$15.11	$10.63	$20.48	$22.08
End of period	$30.24	$25.29	$28.18	$25.48	$18.48	$16.25	$17.45	$15.11	$10.63	$20.48
Accumulation units outstanding at the end of period	38,450	52,070	44,896	63,976	60,130	58,435	49,112	52,395	52,940	33,884

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.13	$14.43	$14.59	$10.48	$8.18	$10.14	$8.17	$5.92	N/A	N/A
End of period	$15.04	$14.13	$14.43	$14.59	$10.48	$8.18	$10.14	$8.17	N/A	N/A
Accumulation units outstanding at the end of period	22,062	23,806	28,780	33,653	52,390	65,785	102,160	32,822	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.34	$19.65	$17.47	$12.37	$10.83	$10.40	$9.30	$6.67	N/A	N/A
End of period	$19.89	$18.34	$19.65	$17.47	$12.37	$10.83	$10.40	$9.30	N/A	N/A
Accumulation units outstanding at the end of period	531,349	661,854	257,403	251,329	166,041	174,806	292,630	235,428	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.36	$20.46	$18.91	$13.46	$11.74	$10.80	$9.76	$6.88	$9.91	N/A
End of period	$21.16	$20.36	$20.46	$18.91	$13.46	$11.74	$10.80	$9.76	$6.88	N/A
Accumulation units outstanding at the end of period	145,336	161,621	97,096	100,509	152,771	226,172	189,044	140,944	95,099	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.50	$17.68	$15.81	$12.30	$11.09	$10.03	$8.63	$7.11	$9.76	N/A
End of period	$20.25	$17.50	$17.68	$15.81	$12.30	$11.09	$10.03	$8.63	$7.11	N/A
Accumulation units outstanding at the end of period	436,558	332,932	278,574	291,402	265,968	326,870	254,228	164,219	117,460	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.47	$21.81	$18.79	$12.75	$11.36	$10.85	$9.65	$6.25	$9.92	N/A
End of period	$19.12	$18.47	$21.81	$18.79	$12.75	$11.36	$10.85	$9.65	$6.25	N/A
Accumulation units outstanding at the end of period	137,261	148,694	111,552	91,237	145,989	222,491	197,832	156,112	112,874	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.42	$19.80	$18.90	$15.28	$13.42	$14.34	$12.45	$9.67	$16.16	$15.06
End of period	$20.24	$19.42	$19.80	$18.90	$15.28	$13.42	$14.34	$12.45	$9.67	$16.16
Accumulation units outstanding at the end of period	425,137	479,210	495,480	559,054	686,185	728,273	713,696	693,705	689,181	629,926

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.88	$13.31	$13.12	$12.77	$11.94	$11.78	$11.02	$9.88	$11.65	$11.15
End of period	$13.30	$12.88	$13.31	$13.12	$12.77	$11.94	$11.78	$11.02	$9.88	$11.65
Accumulation units outstanding at the end of period	302,180	418,866	533,877	572,835	705,746	525,520	537,425	463,469	335,531	263,918

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.41	$19.79	$19.05	$15.81	$13.94	$14.64	$12.83	$10.19	$16.03	$15.00
End of period	$20.22	$19.41	$19.79	$19.05	$15.81	$13.94	$14.64	$12.83	$10.19	$16.03
Accumulation units outstanding at the end of period	922,994	1,107,620	1,333,573	1,505,023	1,774,798	1,741,750	1,799,215	1,663,376	1,630,899	1,377,383

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.36	$14.77	$14.45	$13.31	$12.20	$12.31	$11.25	$9.64	$12.46	$11.76
End of period	$14.90	$14.36	$14.77	$14.45	$13.31	$12.20	$12.31	$11.25	$9.64	$12.46
Accumulation units outstanding at the end of period	419,305	618,232	642,941	652,245	644,808	651,799	609,719	612,178	695,950	676,546

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.16	$18.62	$18.12	$15.91	$14.23	$14.66	$13.17	$10.85	$15.23	$14.25
End of period	$18.86	$18.16	$18.62	$18.12	$15.91	$14.23	$14.66	$13.17	$10.85	$15.23
Accumulation units outstanding at the end of period	994,925	1,109,858	1,177,702	1,242,517	1,431,646	1,542,680	1,692,292	1,641,526	1,573,386	1,438,424

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.91	$11.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.49	$9.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	352,347	350,541	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.61	$18.31	$16.07	$10.78	$9.00	$9.67	$8.94	$6.36	$10.06	N/A
End of period	$18.39	$16.61	$18.31	$16.07	$10.78	$9.00	$9.67	$8.94	$6.36	N/A
Accumulation units outstanding at the end of period	123,542	126,635	68,404	76,966	161,775	228,211	197,740	136,695	98,809	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$51.80	$47.59	$44.53	$32.66	$27.96	$28.78	$25.07	$17.77	$31.62	$29.21
End of period	$51.65	$51.80	$47.59	$44.53	$32.66	$27.96	$28.78	$25.07	$17.77	$31.62
Accumulation units outstanding at the end of period	135,251	180,070	181,195	213,753	258,356	259,366	288,830	240,200	204,603	182,022

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$78.80	$75.28	$67.87	$50.57	$45.29	$46.74	$37.18	$25.76	$44.14	$38.31
End of period	$82.18	$78.80	$75.28	$67.87	$50.57	$45.29	$46.74	$37.18	$25.76	$44.14
Accumulation units outstanding at the end of period	84,820	95,106	107,472	124,496	133,128	180,053	148,601	150,550	186,377	165,165

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.00	$10.14	$10.27	$10.44	$10.37	$10.40	$10.28	$9.71	$10.50	$10.19
End of period	$9.98	$10.00	$10.14	$10.27	$10.44	$10.37	$10.40	$10.28	$9.71	$10.50
Accumulation units outstanding at the end of period	158,999	166,795	161,813	227,879	232,164	187,952	304,961	239,594	97,078	56,156

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.40	$24.25	$21.78	$16.16	$13.77	$14.30	$12.55	$9.31	$15.92	$16.05
End of period	$25.50	$23.40	$24.25	$21.78	$16.16	$13.77	$14.30	$12.55	$9.31	$15.92
Accumulation units outstanding at the end of period	211,923	243,462	298,835	317,490	330,586	424,205	439,412	422,000	416,108	384,917

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.07	$38.06	$35.24	$30.04	$27.75	$27.33	$25.08	$21.32	$27.35	$25.88
End of period	$40.39	$37.07	$38.06	$35.24	$30.04	$27.75	$27.33	$25.08	$21.32	$27.35
Accumulation units outstanding at the end of period	288,496	285,989	284,258	320,897	311,312	333,414	347,993	289,202	277,919	241,380

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.33	$11.52	$11.72	$11.92	$12.13	$12.33	$12.54	$12.74	$12.68	$12.31
End of period	$11.14	$11.33	$11.52	$11.72	$11.92	$12.13	$12.33	$12.54	$12.74	$12.68
Accumulation units outstanding at the end of period	284,203	360,201	332,571	439,349	656,023	691,118	984,545	742,164	967,214	464,964

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.92	$30.36	$27.74	$21.53	$18.82	$19.55	$17.49	$14.35	$21.89	$20.65
End of period	$32.25	$28.92	$30.36	$27.74	$21.53	$18.82	$19.55	$17.49	$14.35	$21.89
Accumulation units outstanding at the end of period	70,273	91,222	113,960	134,713	153,029	155,337	185,104	134,325	118,408	112,037

Accumulation Unit Values
Contract with Endorsements - 1.71%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.54	$17.13	$17.15	$15.93	$14.61	$15.71	$13.80	N/A	N/A	N/A
End of period	$16.79	$16.54	$17.13	$17.15	$15.93	$14.61	$15.71	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	11,963	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.05	$11.55	$11.19	$9.17	$8.14	$8.55	$7.72	$6.26	N/A	N/A
End of period	$11.74	$11.05	$11.55	$11.19	$9.17	$8.14	$8.55	$7.72	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	593	2,002	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.28	$12.72	$12.29	$10.67	$9.58	$9.68	$8.86	$7.60	$10.53	N/A
End of period	$12.95	$12.28	$12.72	$12.29	$10.67	$9.58	$9.68	$8.86	$7.60	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,665	89,379	57,814	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.88	$12.33	$11.94	$9.90	$8.82	$9.05	$8.12	$6.73	$10.50	N/A
End of period	$12.56	$11.88	$12.33	$11.94	$9.90	$8.82	$9.05	$8.12	$6.73	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	20,143	70,662	90,447	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.81	$16.45	$16.37	$14.62	$13.38	$13.97	$12.57	N/A	N/A	N/A
End of period	$16.48	$15.81	$16.45	$16.37	$14.62	$13.38	$13.97	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	9,100	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.18	$16.84	$16.81	$15.21	$13.90	$14.70	$13.07	N/A	N/A	N/A
End of period	$16.74	$16.18	$16.84	$16.81	$15.21	$13.90	$14.70	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	10,906	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.18	$16.80	$16.78	$15.47	$14.19	$15.14	$13.40	N/A	N/A	N/A
End of period	$16.56	$16.18	$16.80	$16.78	$15.47	$14.19	$15.14	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	14,696	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.17	$37.53	$37.14	$28.96	$25.88	$26.95	$20.21	$15.17	$25.01	$22.70
End of period	$36.57	$35.17	$37.53	$37.14	$28.96	$25.88	$26.95	$20.21	$15.17	$25.01
Accumulation units outstanding at the end of period	—	—	—	—	—	—	37,647	70,293	122,177	158,220

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.05	$18.02	$18.31	$13.86	$11.99	$12.53	$10.05	$7.65	$11.64	$12.62
End of period	$19.53	$16.05	$18.02	$18.31	$13.86	$11.99	$12.53	$10.05	$7.65	$11.64
Accumulation units outstanding at the end of period	—	—	—	—	—	—	27,863	36,168	56,926	68,638

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.55	$16.36	$14.48	$11.12	$9.97	$10.27	N/A	N/A	N/A	N/A
End of period	$18.09	$15.55	$16.36	$14.48	$11.12	$9.97	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.84	$10.45	$10.51	$11.02	$10.60	$10.33	N/A	N/A	N/A	N/A
End of period	$9.90	$9.84	$10.45	$10.51	$11.02	$10.60	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.51	$12.73	$12.72	$10.12	$8.73	$11.02	N/A	N/A	N/A	N/A
End of period	$12.52	$12.51	$12.73	$12.72	$10.12	$8.73	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.03	$16.14	$14.90	$11.41	$9.92	$10.33	N/A	N/A	N/A	N/A
End of period	$17.51	$16.03	$16.14	$14.90	$11.41	$9.92	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.06	$11.83	$12.41	$10.42	$9.03	$10.73	N/A	N/A	N/A	N/A
End of period	$11.21	$11.06	$11.83	$12.41	$10.42	$9.03	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.18	$10.74	$11.90	$10.92	$9.46	$11.23	N/A	N/A	N/A	N/A
End of period	$10.50	$10.18	$10.74	$11.90	$10.92	$9.46	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.46	$11.82	$11.80	$10.50	$9.75	$10.31	N/A	N/A	N/A	N/A
End of period	$11.71	$11.46	$11.82	$11.80	$10.50	$9.75	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.85	$9.14	$10.84	$10.07	$10.16	$11.16	$9.66	$6.56	$13.67	N/A
End of period	$8.52	$6.85	$9.14	$10.84	$10.07	$10.16	$11.16	$9.66	$6.56	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	84,689	390,592	265,761	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.60	$38.87	$36.32	$26.58	$24.45	$24.68	$22.28	$16.81	$28.93	$26.82
End of period	$40.09	$40.60	$38.87	$36.32	$26.58	$24.45	$24.68	$22.28	$16.81	$28.93
Accumulation units outstanding at the end of period	—	—	—	—	—	—	11,459	41,239	68,992	82,188

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.93	$13.35	$13.51	$11.90	$10.71	$11.43	$10.67	$8.86	$12.57	$11.84
End of period	$13.44	$12.93	$13.35	$13.51	$11.90	$10.71	$11.43	$10.67	$8.86	$12.57
Accumulation units outstanding at the end of period	—	110	115	120	125	3,398	81,820	196,290	341,266	378,661

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.37	$13.05	$14.84	$12.42	$10.79	$12.59	$11.91	$9.31	$17.06	$15.50
End of period	$12.16	$12.37	$13.05	$14.84	$12.42	$10.79	$12.59	$11.91	$9.31	$17.06
Accumulation units outstanding at the end of period	—	—	—	—	—	—	39,457	278,234	306,226	602,110

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.24	$25.19	$23.33	$17.56	$15.71	$16.12	$14.66	$11.14	$18.59	$18.80
End of period	$27.18	$24.24	$25.19	$23.33	$17.56	$15.71	$16.12	$14.66	$11.14	$18.59
Accumulation units outstanding at the end of period	—	—	—	—	—	—	21,783	76,905	101,687	134,764

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.01	$13.45	$14.26	$11.73	$10.17	$11.19	$10.36	N/A	N/A	N/A
End of period	$12.24	$12.01	$13.45	$14.26	$11.73	$10.17	$11.19	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	34,363	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.85	$11.76	$11.65	$9.56	$8.39	$8.65	$7.97	$6.23	$9.93	N/A
End of period	$12.10	$10.85	$11.76	$11.65	$9.56	$8.39	$8.65	$7.97	$6.23	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	50,548	149,040	383,616	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.80	$10.66	$11.10	$8.67	$7.22	$7.82	$7.43	$5.78	$9.90	N/A
End of period	$10.66	$9.80	$10.66	$11.10	$8.67	$7.22	$7.82	$7.43	$5.78	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	21,937	217,908	28,435	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.50	$13.73	$13.53	$12.07	$10.94	$10.85	$9.81	$7.51	$10.87	$10.85
End of period	$14.02	$12.50	$13.73	$13.53	$12.07	$10.94	$10.85	$9.81	$7.51	$10.87
Accumulation units outstanding at the end of period	—	85	90	94	—	—	106,201	320,841	325,171	286,674

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.89	$9.69	$10.88	$8.36	$6.68	$7.94	$6.70	$4.47	$9.86	N/A
End of period	$9.61	$9.89	$9.69	$10.88	$8.36	$6.68	$7.94	$6.70	$4.47	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	26,163	62,401	5,880	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.18	$11.92	$11.30	$8.96	$8.02	$8.21	$7.50	$6.02	$9.86	N/A
End of period	$12.71	$11.18	$11.92	$11.30	$8.96	$8.02	$8.21	$7.50	$6.02	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	28,019	51,252	64,171	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.05	$24.37	$23.52	$24.18	$22.83	$21.85	$20.65	$18.41	$19.74	$18.77
End of period	$24.14	$24.05	$24.37	$23.52	$24.18	$22.83	$21.85	$20.65	$18.41	$19.74
Accumulation units outstanding at the end of period	—	—	—	—	—	—	72,755	183,867	261,359	446,046

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.73	$12.45	$13.32	$14.70	$12.46	$13.29	$11.65	$9.64	N/A	N/A
End of period	$11.50	$10.73	$12.45	$13.32	$14.70	$12.46	$13.29	$11.65	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	41,460	128,294	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.95	$20.06	$18.04	$13.82	$11.92	$12.97	$10.61	$8.13	$12.95	$12.81
End of period	$20.05	$17.95	$20.06	$18.04	$13.82	$11.92	$12.97	$10.61	$8.13	$12.95
Accumulation units outstanding at the end of period	—	—	—	—	—	—	24,093	68,450	67,720	79,156

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.64	$13.09	$11.69	$8.86	$7.53	$8.58	$8.03	$6.54	$10.67	N/A
End of period	$13.41	$12.64	$13.09	$11.69	$8.86	$7.53	$8.58	$8.03	$6.54	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	5,798	26,696	66,201	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.22	$7.74	$7.06	$7.36	$6.06	$8.55	$7.44	$4.15	N/A	N/A
End of period	$6.86	$7.22	$7.74	$7.06	$7.36	$6.06	$8.55	$7.44	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	58,617	404,186	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.88	$16.31	$14.43	$14.28	$11.32	$12.29	$10.67	$8.19	$12.96	$15.51
End of period	$15.99	$15.88	$16.31	$14.43	$14.28	$11.32	$12.29	$10.67	$8.19	$12.96
Accumulation units outstanding at the end of period	—	—	—	—	—	—	41,343	90,329	125,081	107,922

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.48	$19.19	$19.47	$16.65	$14.63	$15.98	$14.48	$10.75	$18.52	$17.16
End of period	$17.94	$18.48	$19.19	$19.47	$16.65	$14.63	$15.98	$14.48	$10.75	$18.52
Accumulation units outstanding at the end of period	—	30	32	33	34	36	16,248	84,211	152,297	296,556

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.54	$26.34	$24.52	$19.06	$17.99	$19.40	$16.04	$11.68	$19.47	$20.34
End of period	$26.69	$23.54	$26.34	$24.52	$19.06	$17.99	$19.40	$16.04	$11.68	$19.47
Accumulation units outstanding at the end of period	—	23	25	26	27	28	39,748	147,137	261,592	359,260

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.86	$24.71	$23.28	$16.95	$14.65	$15.11	$12.18	$9.19	$15.51	$14.17
End of period	$26.16	$23.86	$24.71	$23.28	$16.95	$14.65	$15.11	$12.18	$9.19	$15.51
Accumulation units outstanding at the end of period	—	31	32	34	35	37	29,235	91,068	105,030	165,173

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.52	$38.04	$34.80	$24.92	$21.81	$23.58	$19.09	$13.59	$24.88	$23.44
End of period	$38.06	$38.52	$38.04	$34.80	$24.92	$21.81	$23.58	$19.09	$13.59	$24.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	10,463	39,585	56,600	69,522

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.43	$19.67	$18.99	$20.02	$19.65	$18.20	$17.25	$16.92	$16.15	$15.45
End of period	$19.38	$19.43	$19.67	$18.99	$20.02	$19.65	$18.20	$17.25	$16.92	$16.15
Accumulation units outstanding at the end of period	—	—	—	—	—	—	114,194	254,445	1,146,931	401,593

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.83	$12.30	$13.21	$13.59	$11.31	$13.99	$11.67	$6.91	$14.08	$10.87
End of period	$11.53	$9.83	$12.30	$13.21	$13.59	$11.31	$13.99	$11.67	$6.91	$14.08
Accumulation units outstanding at the end of period	—	—	—	—	—	1,391	93,894	394,463	227,490	297,231

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.13	$12.63	$11.87	$9.45	$8.29	$8.62	$7.53	$6.15	$9.81	N/A
End of period	$13.37	$12.13	$12.63	$11.87	$9.45	$8.29	$8.62	$7.53	$6.15	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	19,165	64,370	77,059	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.56	$13.81	$13.30	$13.91	$13.65	$12.96	$12.45	$11.98	$11.75	$11.23
End of period	$13.58	$13.56	$13.81	$13.30	$13.91	$13.65	$12.96	$12.45	$11.98	$11.75
Accumulation units outstanding at the end of period	—	—	—	—	—	—	151,126	322,686	417,600	588,497

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.57	$7.50	$7.23	$6.07	$5.13	$5.39	$4.48	$3.63	$6.11	$5.96
End of period	$9.19	$7.57	$7.50	$7.23	$6.07	$5.13	$5.39	$4.48	$3.63	$6.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	16,579	47,529	95,280	244,862

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.18	$21.31	$19.56	$14.10	$11.62	$11.09	$9.19	$7.02	$10.40	$11.48
End of period	$23.15	$22.18	$21.31	$19.56	$14.10	$11.62	$11.09	$9.19	$7.02	$10.40
Accumulation units outstanding at the end of period	—	—	—	—	—	—	9,587	24,911	45,527	37,239

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.11	$14.45	$13.39	$10.43	$9.54	$8.22	$6.71	$5.89	$11.10	$11.18
End of period	$16.07	$14.11	$14.45	$13.39	$10.43	$9.54	$8.22	$6.71	$5.89	$11.10
Accumulation units outstanding at the end of period	—	—	—	—	1,554	1,554	209,789	606,904	1,119,650	1,735,035

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.67	$14.18	$14.93	$11.63	$10.89	$11.96	$11.91	N/A	N/A	N/A
End of period	$13.19	$13.67	$14.18	$14.93	$11.63	$10.89	$11.96	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	826	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.22	$11.54	$10.38	$7.92	$6.39	$7.46	$6.69	$5.73	$11.82	$14.55
End of period	$13.68	$11.22	$11.54	$10.38	$7.92	$6.39	$7.46	$6.69	$5.73	$11.82
Accumulation units outstanding at the end of period	—	—	—	—	—	—	60,055	245,196	142,258	94,161

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.60	$18.41	$16.89	$15.17	$12.55	$13.92	$12.34	$9.58	$18.93	$17.33
End of period	$17.46	$16.60	$18.41	$16.89	$15.17	$12.55	$13.92	$12.34	$9.58	$18.93
Accumulation units outstanding at the end of period	—	—	—	—	1,430	1,430	140,522	519,141	963,413	1,518,120

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.81	$24.63	$20.03	$14.46	$12.41	$11.38	$11.15	$9.37	$12.42	$11.74
End of period	$24.40	$25.81	$24.63	$20.03	$14.46	$12.41	$11.38	$11.15	$9.37	$12.42
Accumulation units outstanding at the end of period	—	—	—	—	—	—	18,625	76,865	159,925	140,141

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.55	$12.96	$12.52	$10.29	$9.19	$9.54	$8.39	$6.82	$9.89	N/A
End of period	$13.81	$12.55	$12.96	$12.52	$10.29	$9.19	$9.54	$8.39	$6.82	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	976	22,390	20,806	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.14	$16.60	$17.98	$15.07	$12.99	$15.06	$14.34	$11.28	$20.11	$18.53
End of period	$16.00	$16.14	$16.60	$17.98	$15.07	$12.99	$15.06	$14.34	$11.28	$20.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	96,032	259,018	476,378	730,343

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.54	$17.35	$15.85	$12.24	$10.55	$10.96	$9.52	$7.80	$13.81	$13.85
End of period	$18.24	$16.54	$17.35	$15.85	$12.24	$10.55	$10.96	$9.52	$7.80	$13.81
Accumulation units outstanding at the end of period	—	—	—	—	—	—	191,578	856,659	1,727,941	2,531,790

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.06	$21.12	$18.14	$13.08	$11.12	$11.09	$9.62	$7.30	$12.70	$10.85
End of period	$22.34	$21.06	$21.12	$18.14	$13.08	$11.12	$11.09	$9.62	$7.30	$12.70
Accumulation units outstanding at the end of period	—	—	—	—	—	—	3,549	27,570	51,109	111,186

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.23	$34.77	$39.46	$32.02	$31.22	$30.75	$26.26	$22.25	$36.42	$27.39
End of period	$32.81	$26.23	$34.77	$39.46	$32.02	$31.22	$30.75	$26.26	$22.25	$36.42
Accumulation units outstanding at the end of period	—	—	—	—	—	—	35,246	114,198	165,067	276,552

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.95	$15.46	$15.24	$13.76	$12.49	$12.95	$11.67	N/A	N/A	N/A
End of period	$17.19	$15.95	$15.46	$15.24	$13.76	$12.49	$12.95	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	4,644	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.88	$15.39	$14.89	$10.78	$9.83	$9.53	$8.32	$7.12	$10.77	$10.18
End of period	$14.03	$13.88	$15.39	$14.89	$10.78	$9.83	$9.53	$8.32	$7.12	$10.77
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,431	7,655	14,108	16,810

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.51	$25.62	$23.86	$18.25	$15.83	$16.46	$13.31	$9.81	$15.98	$15.13
End of period	$28.94	$24.51	$25.62	$23.86	$18.25	$15.83	$16.46	$13.31	$9.81	$15.98
Accumulation units outstanding at the end of period	—	—	—	—	—	—	98,667	286,866	496,702	679,794

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.18	$17.33	$15.59	$12.05	$10.62	$10.65	$9.46	$7.64	$12.47	$12.09
End of period	$18.81	$17.18	$17.33	$15.59	$12.05	$10.62	$10.65	$9.46	$7.64	$12.47
Accumulation units outstanding at the end of period	—	70	74	77	80	83	255,689	684,868	1,039,798	1,215,318

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.82	$15.87	$15.60	$11.59	$10.36	$11.42	$9.62	$6.06	$8.83	N/A
End of period	$19.58	$14.82	$15.87	$15.60	$11.59	$10.36	$11.42	$9.62	$6.06	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	17,027	65,685	70,649	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.82	$22.19	$21.57	$15.85	$13.91	$14.80	$11.91	$9.52	$14.87	$15.46
End of period	$25.76	$20.82	$22.19	$21.57	$15.85	$13.91	$14.80	$11.91	$9.52	$14.87
Accumulation units outstanding at the end of period	—	28	29	30	31	33	120,204	350,938	405,294	504,287

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.99	$10.70	$9.03	$7.28	$6.66	$6.79	$6.16	$3.83	$6.88	$6.11
End of period	$12.24	$10.99	$10.70	$9.03	$7.28	$6.66	$6.79	$6.16	$3.83	$6.88
Accumulation units outstanding at the end of period	—	—	—	—	—	2,705	94,427	298,839	159,721	384,776

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.46	$18.09	$18.06	$14.55	$12.28	$13.61	$12.00	$8.76	$15.06	$14.41
End of period	$18.17	$18.46	$18.09	$18.06	$14.55	$12.28	$13.61	$12.00	$8.76	$15.06
Accumulation units outstanding at the end of period	—	—	—	—	—	—	46,994	143,779	242,545	351,402

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.75	$13.38	$13.18	$14.75	$13.84	$12.60	$11.90	$10.32	$10.91	N/A
End of period	$13.18	$12.75	$13.38	$13.18	$14.75	$13.84	$12.60	$11.90	$10.32	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	1	181,002	618,142	1,030,490	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.75	$19.00	$18.59	$19.31	$18.17	$17.63	$16.68	$14.69	$14.89	$13.99
End of period	$18.94	$18.75	$19.00	$18.59	$19.31	$18.17	$17.63	$16.68	$14.69	$14.89
Accumulation units outstanding at the end of period	—	223	234	246	324	2,341	270,196	915,955	1,328,273	1,258,926

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.03	$18.61	$18.91	$17.77	$15.49	$15.05	$13.24	$9.21	$13.52	$13.91
End of period	$19.60	$17.03	$18.61	$18.91	$17.77	$15.49	$15.05	$13.24	$9.21	$13.52
Accumulation units outstanding at the end of period	—	—	—	—	—	2,194	144,114	427,683	482,104	680,268

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.72	$16.29	$15.01	$10.82	$9.45	$10.39	$8.15	$5.63	N/A	N/A
End of period	$18.44	$14.72	$16.29	$15.01	$10.82	$9.45	$10.39	$8.15	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	22,231	13,879	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.62	$15.41	$14.81	$10.97	$9.32	$10.31	$8.21	$6.23	N/A	N/A
End of period	$18.76	$14.62	$15.41	$14.81	$10.97	$9.32	$10.31	$8.21	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	19,246	621	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.24	$28.12	$25.43	$18.45	$16.23	$17.42	$15.09	$10.62	$20.46	$22.05
End of period	$30.18	$25.24	$28.12	$25.43	$18.45	$16.23	$17.42	$15.09	$10.62	$20.46
Accumulation units outstanding at the end of period	—	—	—	—	—	—	26,733	54,863	78,863	138,078

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.12	$14.43	$14.58	$10.47	$8.18	$10.14	$8.17	$5.92	N/A	N/A
End of period	$15.03	$14.12	$14.43	$14.58	$10.47	$8.18	$10.14	$8.17	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	21,068	30,200	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.33	$19.64	$17.46	$12.37	$10.82	$10.40	$9.30	$6.67	$9.92	N/A
End of period	$19.87	$18.33	$19.64	$17.46	$12.37	$10.82	$10.40	$9.30	$6.67	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	48,091	128,393	246,972	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.34	$20.45	$18.90	$13.45	$11.73	$10.80	$9.75	$6.88	$9.91	N/A
End of period	$21.14	$20.34	$20.45	$18.90	$13.45	$11.73	$10.80	$9.75	$6.88	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	11,438	60,808	17,149	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.48	$17.66	$15.80	$12.29	$11.08	$10.03	$8.63	$7.11	N/A	N/A
End of period	$20.23	$17.48	$17.66	$15.80	$12.29	$11.08	$10.03	$8.63	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	19,776	35,374	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.46	$21.79	$18.78	$12.74	$11.36	$10.85	$9.65	$6.25	N/A	N/A
End of period	$19.10	$18.46	$21.79	$18.78	$12.74	$11.36	$10.85	$9.65	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	8,942	42,831	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.39	$19.77	$18.87	$15.26	$13.40	$14.32	$12.44	$9.66	$16.14	$15.04
End of period	$20.20	$19.39	$19.77	$18.87	$15.26	$13.40	$14.32	$12.44	$9.66	$16.14
Accumulation units outstanding at the end of period	—	—	—	—	—	—	202,415	649,023	1,270,355	1,616,000

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.86	$13.29	$13.11	$12.76	$11.94	$11.77	$11.02	$9.87	$11.64	$11.14
End of period	$13.28	$12.86	$13.29	$13.11	$12.76	$11.94	$11.77	$11.02	$9.87	$11.64
Accumulation units outstanding at the end of period	—	—	—	—	—	928	40,978	234,844	512,970	271,498

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.38	$19.75	$19.02	$15.79	$13.92	$14.62	$12.81	$10.18	$16.01	$14.99
End of period	$20.18	$19.38	$19.75	$19.02	$15.79	$13.92	$14.62	$12.81	$10.18	$16.01
Accumulation units outstanding at the end of period	—	—	—	—	—	6,024	416,484	1,303,526	2,096,630	2,599,570

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.34	$14.75	$14.43	$13.30	$12.19	$12.30	$11.24	$9.64	$12.45	$11.76
End of period	$14.88	$14.34	$14.75	$14.43	$13.30	$12.19	$12.30	$11.24	$9.64	$12.45
Accumulation units outstanding at the end of period	—	—	—	—	—	—	30,236	245,316	363,613	394,135

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.13	$18.59	$18.09	$15.89	$14.21	$14.64	$13.16	$10.84	$15.21	$14.24
End of period	$18.82	$18.13	$18.59	$18.09	$15.89	$14.21	$14.64	$13.16	$10.84	$15.21
Accumulation units outstanding at the end of period	—	—	2,914	2,914	2,916	2,918	340,699	925,960	1,765,528	2,318,650

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.60	$18.30	$16.06	$10.77	$8.99	$9.67	$8.94	$6.36	N/A	N/A
End of period	$18.38	$16.60	$18.30	$16.06	$10.77	$8.99	$9.67	$8.94	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	10,912	18,163	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$51.69	$47.50	$44.45	$32.61	$27.91	$28.73	$25.03	$17.74	$31.58	$29.18
End of period	$51.54	$51.69	$47.50	$44.45	$32.61	$27.91	$28.73	$25.03	$17.74	$31.58
Accumulation units outstanding at the end of period	—	42	44	46	48	50	81,044	257,313	389,528	536,793

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$78.64	$75.13	$67.74	$50.48	$45.21	$46.67	$37.13	$25.72	$44.09	$38.26
End of period	$82.01	$78.64	$75.13	$67.74	$50.48	$45.21	$46.67	$37.13	$25.72	$44.09
Accumulation units outstanding at the end of period	—	12	12	13	13	14	38,507	122,887	186,955	255,674

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.00	$10.14	$10.27	$10.43	$10.36	$10.39	$10.27	$9.71	$10.50	$10.19
End of period	$9.97	$10.00	$10.14	$10.27	$10.43	$10.36	$10.39	$10.27	$9.71	$10.50
Accumulation units outstanding at the end of period	—	—	—	—	—	—	50,631	111,679	98,366	268,806

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.37	$24.22	$21.75	$16.14	$13.76	$14.29	$12.54	$9.31	$15.90	$16.04
End of period	$25.46	$23.37	$24.22	$21.75	$16.14	$13.76	$14.29	$12.54	$9.31	$15.90
Accumulation units outstanding at the end of period	—	—	—	—	—	—	139,018	337,514	633,401	745,418

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$37.00	$37.98	$35.17	$29.98	$27.70	$27.29	$25.05	$21.29	$27.32	$25.85
End of period	$40.30	$37.00	$37.98	$35.17	$29.98	$27.70	$27.29	$25.05	$21.29	$27.32
Accumulation units outstanding at the end of period	—	—	—	—	—	—	85,121	255,710	577,085	550,352

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.32	$11.52	$11.72	$11.92	$12.13	$12.33	$12.55	$12.74	$12.69	$12.32
End of period	$11.14	$11.32	$11.52	$11.72	$11.92	$12.13	$12.33	$12.55	$12.74	$12.69
Accumulation units outstanding at the end of period	—	—	—	—	—	—	88,645	869,233	1,872,200	1,423,384

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.88	$30.32	$27.71	$21.51	$18.81	$19.53	$17.47	$14.34	$21.88	$20.64
End of period	$32.20	$28.88	$30.32	$27.71	$21.51	$18.81	$19.53	$17.47	$14.34	$21.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	53,123	144,442	228,233	271,426

Accumulation Unit Values
Contract with Endorsements - 1.72%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.53	$17.12	$17.14	$15.92	$14.60	$15.71	$13.79	N/A	N/A	N/A
End of period	$16.77	$16.53	$17.12	$17.14	$15.92	$14.60	$15.71	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.27	$12.71	$12.28	$10.67	$9.58	$9.67	$8.86	$7.59	N/A	N/A
End of period	$12.94	$12.27	$12.71	$12.28	$10.67	$9.58	$9.67	$8.86	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	4,896	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.11	$37.47	$37.08	$28.91	$25.84	$26.91	$20.18	$15.15	$24.98	$22.67
End of period	$36.49	$35.11	$37.47	$37.08	$28.91	$25.84	$26.91	$20.18	$15.15	$24.98
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,085	237

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.03	$18.01	$18.29	$13.85	$11.98	$12.53	$10.05	$7.65	$11.64	$12.62
End of period	$19.50	$16.03	$18.01	$18.29	$13.85	$11.98	$12.53	$10.05	$7.65	$11.64
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,323	2,143	2,288

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.84	$9.13	$10.83	$10.06	$10.16	$11.15	$9.66	$6.56	$13.67	N/A
End of period	$8.51	$6.84	$9.13	$10.83	$10.06	$10.16	$11.15	$9.66	$6.56	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	4,088	5,150	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.51	$38.80	$36.25	$26.53	$24.41	$24.64	$22.25	$16.79	$28.89	$26.79
End of period	$40.00	$40.51	$38.80	$36.25	$26.53	$24.41	$24.64	$22.25	$16.79	$28.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	343	3,809	3,456

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.91	$13.33	$13.49	$11.88	$10.69	$11.42	$10.66	$8.85	$12.56	$11.84
End of period	$13.41	$12.91	$13.33	$13.49	$11.88	$10.69	$11.42	$10.66	$8.85	$12.56
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	4,284	11,045	13,819

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.35	$13.03	$14.81	$12.41	$10.77	$12.58	$11.89	$9.30	$17.04	$15.48
End of period	$12.14	$12.35	$13.03	$14.81	$12.41	$10.77	$12.58	$11.89	$9.30	$17.04
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,266	6,907	10,534

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.20	$25.15	$23.29	$17.53	$15.69	$16.10	$14.64	$11.13	$18.57	$18.78
End of period	$27.12	$24.20	$25.15	$23.29	$17.53	$15.69	$16.10	$14.64	$11.13	$18.57
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,977	2,151	2,144

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$12.00	$13.44	$14.25	$11.72	$10.17	$11.19	$10.36	N/A	N/A	N/A
End of period	$12.23	$12.00	$13.44	$14.25	$11.72	$10.17	$11.19	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.49	$13.71	$13.52	$12.06	$10.93	$10.85	$9.80	$7.50	$10.86	$10.85
End of period	$14.01	$12.49	$13.71	$13.52	$12.06	$10.93	$10.85	$9.80	$7.50	$10.86
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	269	284

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.88	$9.68	$10.88	$8.36	$6.68	$7.94	$6.70	N/A	N/A	N/A
End of period	$9.60	$9.88	$9.68	$10.88	$8.36	$6.68	$7.94	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.02	$24.34	$23.49	$24.16	$22.81	$21.83	$20.64	$18.39	$19.73	$18.76
End of period	$24.10	$24.02	$24.34	$23.49	$24.16	$22.81	$21.83	$20.64	$18.39	$19.73
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,930	2,199	2,184

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.72	$12.44	$13.31	$14.70	$12.45	$13.29	$11.65	N/A	N/A	N/A
End of period	$11.49	$10.72	$12.44	$13.31	$14.70	$12.45	$13.29	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.94	$20.04	$18.02	$13.81	$11.91	$12.96	$10.60	$8.13	$12.94	$12.81
End of period	$20.03	$17.94	$20.04	$18.02	$13.81	$11.91	$12.96	$10.60	$8.13	$12.94
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	364	351	376

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.22	$7.73	$7.06	$7.36	$6.06	$8.55	$7.44	$4.15	N/A	N/A
End of period	$6.85	$7.22	$7.73	$7.06	$7.36	$6.06	$8.55	$7.44	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	16,085	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.87	$16.30	$14.41	$14.27	$11.32	$12.28	$10.66	$8.19	$12.95	$15.51
End of period	$15.97	$15.87	$16.30	$14.41	$14.27	$11.32	$12.28	$10.66	$8.19	$12.95
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,254	2,835	1,980

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.44	$19.15	$19.44	$16.62	$14.61	$15.96	$14.46	$10.74	$18.49	$17.14
End of period	$17.91	$18.44	$19.15	$19.44	$16.62	$14.61	$15.96	$14.46	$10.74	$18.49
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	470	2,364	8,007

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.50	$26.30	$24.49	$19.03	$17.97	$19.38	$16.02	$11.67	$19.45	$20.32
End of period	$26.65	$23.50	$26.30	$24.49	$19.03	$17.97	$19.38	$16.02	$11.67	$19.45
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,268	9,919	10,238

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.82	$24.68	$23.25	$16.93	$14.64	$15.10	$12.17	$9.19	$15.50	$14.16
End of period	$26.11	$23.82	$24.68	$23.25	$16.93	$14.64	$15.10	$12.17	$9.19	$15.50
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	3,459	1,987

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.44	$37.96	$34.73	$24.88	$21.77	$23.54	$19.07	$13.57	$24.85	$23.42
End of period	$37.98	$38.44	$37.96	$34.73	$24.88	$21.77	$23.54	$19.07	$13.57	$24.85
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,583	1,772	2,360

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.38	$19.63	$18.95	$19.98	$19.62	$18.17	$17.22	$16.89	$16.13	$15.43
End of period	$19.33	$19.38	$19.63	$18.95	$19.98	$19.62	$18.17	$17.22	$16.89	$16.13
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	100	2,526	11,768

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.82	$12.29	$13.20	$13.58	$11.30	$13.98	$11.67	$6.91	$14.08	N/A
End of period	$11.52	$9.82	$12.29	$13.20	$13.58	$11.30	$13.98	$11.67	$6.91	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	5,910	4,075	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.54	$13.79	$13.28	$13.89	$13.64	$12.95	$12.44	$11.97	$11.75	$11.23
End of period	$13.56	$13.54	$13.79	$13.28	$13.89	$13.64	$12.95	$12.44	$11.97	$11.75
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	935	2,818	4,635

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.55	$7.48	$7.21	$6.06	$5.13	$5.39	$4.47	$3.62	$6.11	$5.96
End of period	$9.17	$7.55	$7.48	$7.21	$6.06	$5.13	$5.39	$4.47	$3.62	$6.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	7,573

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.15	$21.28	$19.54	$14.08	$11.61	$11.08	$9.18	$7.02	$10.39	$11.48
End of period	$23.11	$22.15	$21.28	$19.54	$14.08	$11.61	$11.08	$9.18	$7.02	$10.39
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	702	5,382	708

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.09	$14.43	$13.37	$10.42	$9.53	$8.22	$6.70	$5.89	$11.10	$11.17
End of period	$16.04	$14.09	$14.43	$13.37	$10.42	$9.53	$8.22	$6.70	$5.89	$11.10
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,555	15,438	16,195

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.19	$11.52	$10.36	$7.91	$6.38	$7.45	$6.68	$5.73	N/A	N/A
End of period	$13.66	$11.19	$11.52	$10.36	$7.91	$6.38	$7.45	$6.68	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	3,829	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.57	$18.38	$16.87	$15.14	$12.54	$13.90	$12.33	$9.57	$18.92	$17.32
End of period	$17.43	$16.57	$18.38	$16.87	$15.14	$12.54	$13.90	$12.33	$9.57	$18.92
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	121	9,830	15,828

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.77	$24.60	$20.00	$14.44	$12.39	$11.37	$11.13	$9.36	$12.40	$11.73
End of period	$24.36	$25.77	$24.60	$20.00	$14.44	$12.39	$11.37	$11.13	$9.36	$12.40
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,035	11,858	2,054

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.12	$16.58	$17.96	$15.05	$12.97	$15.04	$14.33	$11.27	$20.10	$18.52
End of period	$15.97	$16.12	$16.58	$17.96	$15.05	$12.97	$15.04	$14.33	$11.27	$20.10
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	3,363	10,800	15,468

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.52	$17.33	$15.84	$12.23	$10.54	$10.95	$9.52	$7.80	$13.81	$13.85
End of period	$18.22	$16.52	$17.33	$15.84	$12.23	$10.54	$10.95	$9.52	$7.80	$13.81
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,328	15,685	19,850

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.03	$21.10	$18.12	$13.06	$11.11	$11.08	$9.62	$7.30	$12.69	$10.84
End of period	$22.32	$21.03	$21.10	$18.12	$13.06	$11.11	$11.08	$9.62	$7.30	$12.69
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.19	$34.72	$39.40	$31.98	$31.18	$30.72	$26.24	$22.23	$36.39	$27.37
End of period	$32.75	$26.19	$34.72	$39.40	$31.98	$31.18	$30.72	$26.24	$22.23	$36.39
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	4,004	5,249	6,281

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.47	$25.58	$23.83	$18.23	$15.82	$16.44	$13.30	$9.80	$15.97	$15.12
End of period	$28.90	$24.47	$25.58	$23.83	$18.23	$15.82	$16.44	$13.30	$9.80	$15.97
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	8,272	15,821	16,283

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.16	$17.30	$15.57	$12.03	$10.61	$10.64	$9.46	$7.64	$12.46	$12.09
End of period	$18.78	$17.16	$17.30	$15.57	$12.03	$10.61	$10.64	$9.46	$7.64	$12.46
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,544	18,314	17,839

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.80	$15.86	$15.59	$11.59	$10.35	$11.41	$9.62	N/A	N/A	N/A
End of period	$19.56	$14.80	$15.86	$15.59	$11.59	$10.35	$11.41	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.79	$22.16	$21.55	$15.83	$13.90	$14.78	$11.91	$9.51	$14.87	$15.45
End of period	$25.73	$20.79	$22.16	$21.55	$15.83	$13.90	$14.78	$11.91	$9.51	$14.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	3,488	6,903	8,116

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.97	$10.69	$9.01	$7.27	$6.65	$6.78	$6.16	$3.82	$6.87	$6.11
End of period	$12.21	$10.97	$10.69	$9.01	$7.27	$6.65	$6.78	$6.16	$3.82	$6.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	9,549	4,000	2,866

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$17.31	$16.96	$16.94	$13.65	$11.52	$12.77	$11.26	$8.22	$14.13	$13.52
End of period	$17.03	$17.31	$16.96	$16.94	$13.65	$11.52	$12.77	$11.26	$8.22	$14.13
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	6,309	7,091	10,107

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.73	$13.37	$13.17	$14.74	$13.83	$12.60	$11.90	$10.32	N/A	N/A
End of period	$13.16	$12.73	$13.37	$13.17	$14.74	$13.83	$12.60	$11.90	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,744	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.72	$18.97	$18.56	$19.28	$18.15	$17.61	$16.66	$14.68	$14.87	$13.98
End of period	$18.90	$18.72	$18.97	$18.56	$19.28	$18.15	$17.61	$16.66	$14.68	$14.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	37,340	45,838	44,309

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.00	$18.58	$18.88	$17.75	$15.47	$15.03	$13.22	$9.20	$13.51	$13.90
End of period	$19.56	$17.00	$18.58	$18.88	$17.75	$15.47	$15.03	$13.22	$9.20	$13.51
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,191	4,722	2,732

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.61	$15.40	$14.80	$10.96	$9.32	$10.31	$8.21	$6.23	N/A	N/A
End of period	$18.75	$14.61	$15.40	$14.80	$10.96	$9.32	$10.31	$8.21	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.19	$28.07	$25.38	$18.42	$16.20	$17.39	$15.07	$10.60	$20.43	$22.03
End of period	$30.11	$25.19	$28.07	$25.38	$18.42	$16.20	$17.39	$15.07	$10.60	$20.43
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,850	4,272	4,334

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.11	$14.42	$14.58	$10.47	$8.18	$10.14	$8.17	N/A	N/A	N/A
End of period	$15.01	$14.11	$14.42	$14.58	$10.47	$8.18	$10.14	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.31	$19.62	$17.45	$12.36	$10.82	$10.40	$9.29	$6.67	N/A	N/A
End of period	$19.85	$18.31	$19.62	$17.45	$12.36	$10.82	$10.40	$9.29	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,693	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.32	$20.43	$18.89	$13.44	$11.73	$10.79	$9.75	N/A	N/A	N/A
End of period	$21.12	$20.32	$20.43	$18.89	$13.44	$11.73	$10.79	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.44	$21.77	$18.77	$12.73	$11.35	$10.84	$9.64	N/A	N/A	N/A
End of period	$19.08	$18.44	$21.77	$18.77	$12.73	$11.35	$10.84	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.35	$19.73	$18.84	$15.24	$13.38	$14.30	$12.42	$9.65	$16.13	$15.03
End of period	$20.16	$19.35	$19.73	$18.84	$15.24	$13.38	$14.30	$12.42	$9.65	$16.13
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	11,785	10,402

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.35	$19.72	$18.99	$15.76	$13.90	$14.60	$12.79	$10.16	$16.00	$14.97
End of period	$20.14	$19.35	$19.72	$18.99	$15.76	$13.90	$14.60	$12.79	$10.16	$16.00
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,643	43,131	68,495

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.32	$14.74	$14.42	$13.28	$12.18	$12.29	$11.24	$9.64	$12.45	N/A
End of period	$14.86	$14.32	$14.74	$14.42	$13.28	$12.18	$12.29	$11.24	$9.64	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	15,991	15,991	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.10	$18.55	$18.06	$15.86	$14.19	$14.62	$13.14	$10.83	$15.20	$14.23
End of period	$18.78	$18.10	$18.55	$18.06	$15.86	$14.19	$14.62	$13.14	$10.83	$15.20
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	24,730	71,156	108,292

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.58	$18.28	$16.05	$10.77	$8.99	$9.67	$8.94	N/A	N/A	N/A
End of period	$18.36	$16.58	$18.28	$16.05	$10.77	$8.99	$9.67	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$51.58	$47.40	$44.36	$32.55	$27.87	$28.69	$24.99	$17.72	$31.54	$29.14
End of period	$51.43	$51.58	$47.40	$44.36	$32.55	$27.87	$28.69	$24.99	$17.72	$31.54
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,606	4,300	8,019

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$78.47	$74.99	$67.61	$50.39	$45.14	$46.60	$37.08	$25.69	$44.03	$38.22
End of period	$81.83	$78.47	$74.99	$67.61	$50.39	$45.14	$46.60	$37.08	$25.69	$44.03
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	9,298	9,507	10,633

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.99	$10.13	$10.26	$10.43	$10.35	$10.39	$10.27	$9.71	$10.50	N/A
End of period	$9.96	$9.99	$10.13	$10.26	$10.43	$10.35	$10.39	$10.27	$9.71	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.33	$24.18	$21.72	$16.11	$13.74	$14.27	$12.53	$9.30	$15.89	$16.03
End of period	$25.42	$23.33	$24.18	$21.72	$16.11	$13.74	$14.27	$12.53	$9.30	$15.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,670	13,328	11,989

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.92	$37.91	$35.10	$29.93	$27.66	$27.24	$25.01	$21.26	$27.28	$25.82
End of period	$40.22	$36.92	$37.91	$35.10	$29.93	$27.66	$27.24	$25.01	$21.26	$27.28
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	470	3,238	3,413

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.29	$11.49	$11.69	$11.89	$12.10	$12.30	$12.52	$12.72	$12.66	$12.30
End of period	$11.10	$11.29	$11.49	$11.69	$11.89	$12.10	$12.30	$12.52	$12.72	$12.66
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	9,255	16,399	7,122

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.84	$30.29	$27.68	$21.49	$18.79	$19.51	$17.46	$14.33	$21.87	$20.63
End of period	$32.16	$28.84	$30.29	$27.68	$21.49	$18.79	$19.51	$17.46	$14.33	$21.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	615	570	2,942

Accumulation Unit Values
Contract with Endorsements - 1.735%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.78	$16.42	$16.35	$14.61	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.45	$15.78	$16.42	$16.35	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,391	8,467	21,087	21,973	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.15	$16.78	$16.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.52	$16.15	$16.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,410	16,597	16,276	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$35.00	$37.36	$36.98	$28.84	$25.78	$26.85	N/A	N/A	N/A	N/A
End of period	$36.38	$35.00	$37.36	$36.98	$28.84	$25.78	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,291	1,390	1,545	1,650	1,760	11,430	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.53	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$18.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,277	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.05	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.69	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,399	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.83	$9.12	$10.82	$10.05	$10.15	$11.15	$9.66	$6.55	$13.67	N/A
End of period	$8.50	$6.83	$9.12	$10.82	$10.05	$10.15	$11.15	$9.66	$6.55	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	27,735	29,861	20,912	—	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.39	$38.68	$36.15	$26.46	$24.34	$24.58	$22.20	$16.76	$28.84	N/A
End of period	$39.87	$40.39	$38.68	$36.15	$26.46	$24.34	$24.58	$22.20	$16.76	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.32	$12.99	$14.78	$12.38	$10.75	$12.55	$11.87	$9.28	$17.01	N/A
End of period	$12.11	$12.32	$12.99	$14.78	$12.38	$10.75	$12.55	$11.87	$9.28	N/A
Accumulation units outstanding at the end of period	—	—	13,369	34,831	—	—	—	—	—	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.99	$13.43	$14.24	$11.72	$10.17	$11.18	N/A	N/A	N/A	N/A
End of period	$12.22	$11.99	$13.43	$14.24	$11.72	$10.17	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,644	20,739	19,557	20,002	—	26,000	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.71	$12.43	$13.30	$14.69	$12.45	$13.29	N/A	N/A	N/A	N/A
End of period	$11.48	$10.71	$12.43	$13.30	$14.69	$12.45	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.91	$20.01	$18.00	$13.80	$11.90	$12.95	N/A	N/A	N/A	N/A
End of period	$19.99	$17.91	$20.01	$18.00	$13.80	$11.90	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.21	$7.72	$7.05	$7.35	$6.06	$8.55	N/A	N/A	N/A	N/A
End of period	$6.84	$7.21	$7.72	$7.05	$7.35	$6.06	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	44,287	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.84	$16.27	$14.40	$14.25	$11.30	$12.27	N/A	N/A	N/A	N/A
End of period	$15.95	$15.84	$16.27	$14.40	$14.25	$11.30	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,497	7,576	—	—	—	—	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.77	$24.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$26.05	$23.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,354	4,987	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.81	$12.28	$13.18	$13.56	$11.29	$13.97	$11.66	$6.91	$14.07	N/A
End of period	$11.50	$9.81	$12.28	$13.18	$13.56	$11.29	$13.97	$11.66	$6.91	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	31,914	—	—	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.51	$13.76	$13.26	$13.87	$13.62	$12.93	$12.43	N/A	N/A	N/A
End of period	$13.53	$13.51	$13.76	$13.26	$13.87	$13.62	$12.93	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.53	$7.46	$7.20	$6.05	$5.12	$5.38	N/A	N/A	N/A	N/A
End of period	$9.15	$7.53	$7.46	$7.20	$6.05	$5.12	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	45,400	—	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.09	$21.22	$19.49	$14.05	$11.58	N/A	N/A	N/A	N/A	N/A
End of period	$23.05	$22.09	$21.22	$19.49	$14.05	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	20,350	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.05	$14.39	$13.33	$10.40	$9.51	$8.20	$6.69	$5.88	$11.08	N/A
End of period	$15.99	$14.05	$14.39	$13.33	$10.40	$9.51	$8.20	$6.69	$5.88	N/A
Accumulation units outstanding at the end of period	13,787	14,794	28,920	51,064	17,304	33,733	55,462	29,309	—	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.65	$14.16	$14.92	$11.62	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.17	$13.65	$14.16	$14.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	3,955	4,221	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.17	$11.49	$10.34	$7.89	$6.37	$7.44	$6.67	N/A	N/A	N/A
End of period	$13.62	$11.17	$11.49	$10.34	$7.89	$6.37	$7.44	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	37,565	—	—	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.53	$18.33	$16.83	$15.11	$12.51	$13.87	$12.31	$9.56	$18.89	N/A
End of period	$17.38	$16.53	$18.33	$16.83	$15.11	$12.51	$13.87	$12.31	$9.56	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.70	$24.53	$19.95	$14.41	$12.36	$11.35	$11.11	N/A	N/A	N/A
End of period	$24.29	$25.70	$24.53	$19.95	$14.41	$12.36	$11.35	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	19,668	25,874	—	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.53	$12.93	$12.50	$10.28	$9.18	$9.54	$8.38	N/A	N/A	N/A
End of period	$13.78	$12.53	$12.93	$12.50	$10.28	$9.18	$9.54	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$21.00	$21.06	$18.09	$13.05	$11.10	N/A	N/A	N/A	N/A	N/A
End of period	$22.27	$21.00	$21.06	$18.09	$13.05	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,747	5,114	7,421	7,921	50,602	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.12	$34.63	$39.31	$31.91	$31.11	$30.65	N/A	N/A	N/A	N/A
End of period	$32.66	$26.12	$34.63	$39.31	$31.91	$31.11	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	19,410	N/A	N/A	N/A	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.92	$15.43	$15.22	$13.74	$12.48	N/A	N/A	N/A	N/A	N/A
End of period	$17.15	$15.92	$15.43	$15.22	$13.74	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,026	3,260	3,500	3,736	3,987	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$28.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,917	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.12	$17.27	$15.54	$12.01	$10.59	$10.62	$9.44	N/A	N/A	N/A
End of period	$18.74	$17.12	$17.27	$15.54	$12.01	$10.59	$10.62	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,897	14,474	—	—	—	—	—	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.78	$15.84	$15.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$19.53	$14.78	$15.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	12,346	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.75	$22.12	$21.50	$15.81	$13.88	$14.76	$11.89	N/A	N/A	N/A
End of period	$25.67	$20.75	$22.12	$21.50	$15.81	$13.88	$14.76	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.94	$10.66	$8.99	$7.25	$6.63	$6.77	$6.15	N/A	N/A	N/A
End of period	$12.18	$10.94	$10.66	$8.99	$7.25	$6.63	$6.77	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,128	11,482	—	—	—	44,348	—	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.39	$18.03	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$18.09	$18.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,157	5,555	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.72	$13.35	$13.16	$14.73	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.15	$12.72	$13.35	$13.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,506	8,086	6,414	6,846	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.67	$18.92	$18.51	$19.24	$18.11	$17.58	$16.63	$14.65	$14.85	N/A
End of period	$18.85	$18.67	$18.92	$18.51	$19.24	$18.11	$17.58	$16.63	$14.65	N/A
Accumulation units outstanding at the end of period	6,102	6,519	6,126	6,142	8,943	—	—	28,078	28,078	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.27	$10.59	$10.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.05	$10.27	$10.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,334	6,603	6,380	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.95	$18.52	$18.82	$17.70	$15.42	$14.99	N/A	N/A	N/A	N/A
End of period	$19.49	$16.95	$18.52	$18.82	$17.70	$15.42	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.10	$14.40	$14.57	$10.46	$8.17	$10.14	N/A	N/A	N/A	N/A
End of period	$14.99	$14.10	$14.40	$14.57	$10.46	$8.17	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.29	$19.60	$17.43	$12.35	$10.81	N/A	N/A	N/A	N/A	N/A
End of period	$19.83	$18.29	$19.60	$17.43	$12.35	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	15,414	16,316	22,925	41,587	14,185	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.30	$20.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$21.09	$20.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,269	11,722	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.45	$17.63	$15.78	$12.28	$11.07	N/A	N/A	N/A	N/A	N/A
End of period	$20.19	$17.45	$17.63	$15.78	$12.28	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,726	6,168	7,625	8,139	8,685	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.42	$21.75	$18.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$19.06	$18.42	$21.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	10,581	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.56	$18.26	$16.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$18.33	$16.56	$18.26	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	8,317	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$51.42	$47.26	$44.24	$32.46	$27.80	$28.62	$24.94	$17.68	$31.48	N/A
End of period	$51.26	$51.42	$47.26	$44.24	$32.46	$27.80	$28.62	$24.94	$17.68	N/A
Accumulation units outstanding at the end of period	—	—	—	—	17,142	—	—	—	—	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$78.23	$74.76	$67.42	$50.25	$45.02	N/A	N/A	N/A	N/A	N/A
End of period	$81.56	$78.23	$74.76	$67.42	$50.25	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,704	3,344	2,012	2,071	2,250	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.27	$24.12	$21.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$25.35	$23.27	$24.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	8,875	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.80	$37.80	$35.00	$29.85	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$40.08	$36.80	$37.80	$35.00	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,645	2,849	3,111	3,321	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.26	$11.46	$11.66	$11.86	$12.07	$12.28	$12.50	$12.70	N/A	N/A
End of period	$11.07	$11.26	$11.46	$11.66	$11.86	$12.07	$12.28	$12.50	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	32,006	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.745%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.31	$38.61	$36.08	$26.42	$24.30	$24.55	$22.17	$16.73	$28.80	$26.71
End of period	$39.79	$40.31	$38.61	$36.08	$26.42	$24.30	$24.55	$22.17	$16.73	$28.80
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.29	$12.97	$14.75	$12.36	$10.74	$12.54	$11.86	$9.27	$17.00	$15.45
End of period	$12.08	$12.29	$12.97	$14.75	$12.36	$10.74	$12.54	$11.86	$9.27	$17.00
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	1,500

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.46	$13.68	$13.50	$12.04	$10.92	$10.84	$9.80	$7.50	$10.86	$10.85
End of period	$13.97	$12.46	$13.68	$13.50	$12.04	$10.92	$10.84	$9.80	$7.50	$10.86
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	3,242

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.39	$26.18	$24.39	$18.96	$17.91	$19.32	$15.97	$11.64	$19.40	$20.27
End of period	$26.52	$23.39	$26.18	$24.39	$18.96	$17.91	$19.32	$15.97	$11.64	$19.40
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.24	$37.78	$34.57	$24.77	$21.68	$23.45	$19.00	$13.52	$24.77	$23.35
End of period	$37.77	$38.24	$37.78	$34.57	$24.77	$21.68	$23.45	$19.00	$13.52	$24.77
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.49	$13.74	$13.24	$13.85	$13.61	$12.92	$12.42	$11.95	$11.73	$11.22
End of period	$13.51	$13.49	$13.74	$13.24	$13.85	$13.61	$12.92	$12.42	$11.95	$11.73
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.52	$7.45	$7.19	$6.04	$5.11	$5.37	$4.46	$3.61	$6.09	$5.94
End of period	$9.13	$7.52	$7.45	$7.19	$6.04	$5.11	$5.37	$4.46	$3.61	$6.09
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.50	$18.30	$16.80	$15.09	$12.49	$13.86	$12.30	$9.55	$18.87	$17.28
End of period	$17.34	$16.50	$18.30	$16.80	$15.09	$12.49	$13.86	$12.30	$9.55	$18.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.06	$16.53	$17.91	$15.01	$12.94	$15.01	$14.30	$11.25	$20.07	$18.50
End of period	$15.91	$16.06	$16.53	$17.91	$15.01	$12.94	$15.01	$14.30	$11.25	$20.07
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.47	$17.28	$15.80	$12.21	$10.53	$10.94	$9.50	$7.79	$13.80	$13.84
End of period	$18.16	$16.47	$17.28	$15.80	$12.21	$10.53	$10.94	$9.50	$7.79	$13.80
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.08	$34.58	$39.25	$31.87	$31.08	$30.62	$26.16	$22.17	$36.31	$27.31
End of period	$32.60	$26.08	$34.58	$39.25	$31.87	$31.08	$30.62	$26.16	$22.17	$36.31
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.39	$25.50	$23.76	$18.18	$15.78	$16.41	$13.27	$9.78	$15.95	$15.10
End of period	$28.79	$24.39	$25.50	$23.76	$18.18	$15.78	$16.41	$13.27	$9.78	$15.95
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.72	$22.09	$21.48	$15.79	$13.87	$14.75	$11.88	$9.49	$14.84	$15.43
End of period	$25.63	$20.72	$22.09	$21.48	$15.79	$13.87	$14.75	$11.88	$9.49	$14.84
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.92	$10.64	$8.98	$7.24	$6.63	$6.76	$6.14	$3.81	$6.86	$6.09
End of period	$12.16	$10.92	$10.64	$8.98	$7.24	$6.63	$6.76	$6.14	$3.81	$6.86
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.64	$18.89	$18.48	$19.21	$18.09	$17.56	$16.61	$14.64	$14.84	$13.95
End of period	$18.81	$18.64	$18.89	$18.48	$19.21	$18.09	$17.56	$16.61	$14.64	$14.84
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.26	$19.64	$18.92	$15.71	$13.86	$14.56	$12.76	$10.14	$15.96	$14.94
End of period	$20.05	$19.26	$19.64	$18.92	$15.71	$13.86	$14.56	$12.76	$10.14	$15.96
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.02	$18.48	$17.99	$15.80	$14.14	$14.57	$13.10	$10.80	$15.16	$14.20
End of period	$18.70	$18.02	$18.48	$17.99	$15.80	$14.14	$14.57	$13.10	$10.80	$15.16
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$78.07	$74.62	$67.30	$50.17	$44.95	$46.42	$36.94	$25.60	$43.89	$38.11
End of period	$81.39	$78.07	$74.62	$67.30	$50.17	$44.95	$46.42	$36.94	$25.60	$43.89
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.73	$37.72	$34.94	$29.80	$27.54	$27.14	$24.92	$21.18	$27.19	$25.75
End of period	$40.00	$36.73	$37.72	$34.94	$29.80	$27.54	$27.14	$24.92	$21.18	$27.19
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	1,350

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.24	$11.44	$11.64	$11.84	$12.05	$12.26	$12.48	$12.68	$12.63	N/A
End of period	$11.05	$11.24	$11.44	$11.64	$11.84	$12.05	$12.26	$12.48	$12.68	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.74	$30.19	$27.60	$21.43	$18.74	$19.47	$17.43	$14.31	$21.84	$20.61
End of period	$32.04	$28.74	$30.19	$27.60	$21.43	$18.74	$19.47	$17.43	$14.31	$21.84
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	1,687

Accumulation Unit Values
Contract with Endorsements - 1.75%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.49	$17.09	$17.12	$15.91	$14.59	$15.70	$13.79	N/A	N/A	N/A
End of period	$16.74	$16.49	$17.09	$17.12	$15.91	$14.59	$15.70	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,920	5,389	6,720	6,601	9,827	12,115	11,816	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.01	$11.51	$11.16	$9.15	$8.13	$8.54	$7.71	$6.26	N/A	N/A
End of period	$11.70	$11.01	$11.51	$11.16	$9.15	$8.13	$8.54	$7.71	N/A	N/A
Accumulation units outstanding at the end of period	677	992	12,820	13,297	2,015	3,939	89,135	84,049	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.24	$12.68	$12.25	$10.65	$9.56	$9.66	$8.85	$7.59	N/A	N/A
End of period	$12.90	$12.24	$12.68	$12.25	$10.65	$9.56	$9.66	$8.85	N/A	N/A
Accumulation units outstanding at the end of period	30,559	31,082	31,634	30,632	41,604	50,275	47,829	50,292	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.84	$12.29	$11.91	$9.88	$8.80	$9.03	$8.12	$6.73	N/A	N/A
End of period	$12.51	$11.84	$12.29	$11.91	$9.88	$8.80	$9.03	$8.12	N/A	N/A
Accumulation units outstanding at the end of period	11,470	3,058	3,309	4,473	8,158	7,894	18,568	68,067	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.76	$16.41	$16.34	$14.60	$13.37	$13.96	$12.57	N/A	N/A	N/A
End of period	$16.43	$15.76	$16.41	$16.34	$14.60	$13.37	$13.96	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,177	2,163	2,161	2,541	15,502	15,092	75,697	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.14	$16.81	$16.78	$15.19	$13.88	$14.69	$13.07	N/A	N/A	N/A
End of period	$16.68	$16.14	$16.81	$16.78	$15.19	$13.88	$14.69	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,642	17,496	18,807	21,856	8,920	18,283	38,721	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.13	$16.76	$16.75	$15.44	$14.18	$15.13	$13.40	N/A	N/A	N/A
End of period	$16.51	$16.13	$16.76	$16.75	$15.44	$14.18	$15.13	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,750	29,690	34,243	52,474	73,237	76,364	74,827	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$34.90	$37.26	$36.89	$28.77	$25.72	$26.79	$20.10	$15.10	$24.89	$22.60
End of period	$36.27	$34.90	$37.26	$36.89	$28.77	$25.72	$26.79	$20.10	$15.10	$24.89
Accumulation units outstanding at the end of period	5,328	7,104	11,195	13,596	13,226	20,354	25,798	25,779	22,333	17,434

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.98	$17.96	$18.25	$13.82	$11.95	$12.51	$10.03	$7.64	$11.63	$12.61
End of period	$19.44	$15.98	$17.96	$18.25	$13.82	$11.95	$12.51	$10.03	$7.64	$11.63
Accumulation units outstanding at the end of period	3,877	4,295	9,041	10,478	8,283	9,051	14,437	12,669	12,885	9,505

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.73	$11.95	$11.66	$10.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.37	$11.73	$11.95	$11.66	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,535	3,768	906	448	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.52	$16.34	$14.46	$11.11	$9.97	N/A	N/A	N/A	N/A	N/A
End of period	$18.05	$15.52	$16.34	$14.46	$11.11	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,202	5,712	6,816	18,590	20,816	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.82	$10.43	$10.49	$11.00	$10.59	$10.33	N/A	N/A	N/A	N/A
End of period	$9.87	$9.82	$10.43	$10.49	$11.00	$10.59	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,929	4,006	18,635	9,559	11,897	10,665	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.48	$12.71	$12.71	$10.11	$8.73	$11.02	N/A	N/A	N/A	N/A
End of period	$12.48	$12.48	$12.71	$12.71	$10.11	$8.73	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,536	2,247	1,148	1,522	2,375	825	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.36	$12.53	$12.25	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.05	$12.36	$12.53	$12.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	741	486	503	633	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.00	$16.12	$14.88	$11.39	$9.92	$10.33	N/A	N/A	N/A	N/A
End of period	$17.46	$16.00	$16.12	$14.88	$11.39	$9.92	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	17,435	17,139	7,550	14,584	14,343	3,800	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.04	$11.80	$12.39	$10.41	$9.02	$10.72	N/A	N/A	N/A	N/A
End of period	$11.18	$11.04	$11.80	$12.39	$10.41	$9.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,824	7,737	4,928	9,627	3,210	7,221	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.16	$10.72	$11.88	$10.91	$9.46	$11.23	N/A	N/A	N/A	N/A
End of period	$10.47	$10.16	$10.72	$11.88	$10.91	$9.46	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,328	8,299	32,301	12,110	14,282	12,604	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.05	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,252	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.44	$11.80	$11.79	$10.49	$9.74	$10.31	N/A	N/A	N/A	N/A
End of period	$11.68	$11.44	$11.80	$11.79	$10.49	$9.74	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,062	12,532	14,830	45,154	48,971	34,366	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.82	$9.11	$10.81	$10.04	$10.14	$11.14	$9.65	$6.55	$13.67	N/A
End of period	$8.48	$6.82	$9.11	$10.81	$10.04	$10.14	$11.14	$9.65	$6.55	N/A
Accumulation units outstanding at the end of period	13,804	16,864	42,581	79,740	85,591	105,019	112,365	243,436	154,904	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.26	$38.57	$36.05	$26.39	$24.28	$24.53	$22.15	$16.72	$28.78	$26.70
End of period	$39.74	$40.26	$38.57	$36.05	$26.39	$24.28	$24.53	$22.15	$16.72	$28.78
Accumulation units outstanding at the end of period	9,223	7,455	7,789	9,537	4,786	3,615	8,232	11,232	7,848	7,298

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.36	$15.44	$14.64	$12.07	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.67	$12.36	$15.44	$14.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,163	5,242	14,638	1,496	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.85	$13.28	$13.44	$11.84	$10.66	$11.38	$10.63	$8.83	$12.53	$11.81
End of period	$13.35	$12.85	$13.28	$13.44	$11.84	$10.66	$11.38	$10.63	$8.83	$12.53
Accumulation units outstanding at the end of period	5,745	6,153	5,333	15,072	22,932	31,128	45,098	72,840	86,577	84,993

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.30	$12.98	$14.76	$12.37	$10.74	$12.55	$11.87	$9.28	$17.01	$15.46
End of period	$12.09	$12.30	$12.98	$14.76	$12.37	$10.74	$12.55	$11.87	$9.28	$17.01
Accumulation units outstanding at the end of period	22,114	25,996	32,370	33,871	40,660	41,593	52,090	67,303	69,096	107,033

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.15	$25.11	$23.27	$17.52	$15.68	$16.09	$14.64	$11.13	$18.58	$18.80
End of period	$27.06	$24.15	$25.11	$23.27	$17.52	$15.68	$16.09	$14.64	$11.13	$18.58
Accumulation units outstanding at the end of period	6,406	6,039	7,706	10,506	10,005	8,921	18,871	33,053	31,072	38,541

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,627	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.98	$13.42	$14.23	$11.71	$10.17	$11.18	$10.36	N/A	N/A	N/A
End of period	$12.20	$11.98	$13.42	$14.23	$11.71	$10.17	$11.18	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,653	20,190	43,435	246,806	239,825	61,122	127,648	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.81	$11.72	$11.62	$9.54	$8.37	$8.64	$7.96	$6.23	$9.92	N/A
End of period	$12.05	$10.81	$11.72	$11.62	$9.54	$8.37	$8.64	$7.96	$6.23	N/A
Accumulation units outstanding at the end of period	8,710	14,766	22,457	31,757	38,616	54,620	58,966	54,997	84,440	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.77	$10.62	$11.07	$8.65	$7.21	$7.81	$7.42	$5.77	$9.90	N/A
End of period	$10.62	$9.77	$10.62	$11.07	$8.65	$7.21	$7.81	$7.42	$5.77	N/A
Accumulation units outstanding at the end of period	1,902	6,014	10,992	26,535	13,132	11,080	16,723	14,425	2,539	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.91	$11.59	$11.85	$11.64	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.13	$10.91	$11.59	$11.85	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,719	6,089	9,153	3,993	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.45	$13.68	$13.49	$12.03	$10.91	$10.83	$9.79	$7.50	$10.86	$10.85
End of period	$13.96	$12.45	$13.68	$13.49	$12.03	$10.91	$10.83	$9.79	$7.50	$10.86
Accumulation units outstanding at the end of period	27,605	27,439	63,445	72,751	70,473	108,297	116,406	84,933	62,028	78,983

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.86	$9.66	$10.86	$8.34	$6.67	$7.93	$6.70	$4.47	$9.86	N/A
End of period	$9.57	$9.86	$9.66	$10.86	$8.34	$6.67	$7.93	$6.70	$4.47	N/A
Accumulation units outstanding at the end of period	5,128	5,435	11,844	13,798	6,833	23,109	9,681	15,570	1,542	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.13	$11.89	$11.27	$8.94	$8.01	$8.20	$7.49	$6.01	$9.85	N/A
End of period	$12.66	$11.13	$11.89	$11.27	$8.94	$8.01	$8.20	$7.49	$6.01	N/A
Accumulation units outstanding at the end of period	7,813	8,152	15,548	33,046	27,099	30,346	21,915	21,615	9,550	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$23.85	$24.18	$23.35	$24.01	$22.68	$21.72	$20.53	$18.31	$19.65	$18.69
End of period	$23.93	$23.85	$24.18	$23.35	$24.01	$22.68	$21.72	$20.53	$18.31	$19.65
Accumulation units outstanding at the end of period	11,792	16,667	20,995	21,306	24,199	31,797	32,301	46,682	101,109	73,592

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.70	$12.42	$13.29	$14.68	$12.44	$13.28	$11.65	$9.64	N/A	N/A
End of period	$11.46	$10.70	$12.42	$13.29	$14.68	$12.44	$13.28	$11.65	N/A	N/A
Accumulation units outstanding at the end of period	6,730	7,348	6,577	6,740	7,352	7,945	24,388	18,032	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.88	$19.99	$17.98	$13.78	$11.89	$12.94	$10.59	$8.12	$12.93	$12.81
End of period	$19.96	$17.88	$19.99	$17.98	$13.78	$11.89	$12.94	$10.59	$8.12	$12.93
Accumulation units outstanding at the end of period	4,666	5,452	7,632	14,382	10,938	21,138	22,172	18,024	13,647	14,762

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.60	$13.05	$11.65	$8.84	$7.52	$8.56	$8.02	$6.53	$10.67	N/A
End of period	$13.36	$12.60	$13.05	$11.65	$8.84	$7.52	$8.56	$8.02	$6.53	N/A
Accumulation units outstanding at the end of period	1,593	2,107	5,224	4,442	4,993	5,505	6,348	6,333	12,696	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.20	$7.71	$7.05	$7.34	$6.05	$8.54	$7.43	$4.15	N/A	N/A
End of period	$6.83	$7.20	$7.71	$7.05	$7.34	$6.05	$8.54	$7.43	N/A	N/A
Accumulation units outstanding at the end of period	11,998	11,222	14,147	15,345	16,743	94,322	102,744	116,898	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.82	$16.25	$14.38	$14.24	$11.29	$12.26	$10.65	$8.18	$12.94	$15.50
End of period	$15.92	$15.82	$16.25	$14.38	$14.24	$11.29	$12.26	$10.65	$8.18	$12.94
Accumulation units outstanding at the end of period	12,356	24,848	44,967	69,528	66,884	78,498	92,560	28,814	24,783	40,046

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.33	$19.04	$19.33	$16.53	$14.54	$15.88	$14.39	$10.69	$18.42	$17.08
End of period	$17.80	$18.33	$19.04	$19.33	$16.53	$14.54	$15.88	$14.39	$10.69	$18.42
Accumulation units outstanding at the end of period	13,014	14,216	15,288	21,787	19,364	20,283	32,096	35,679	36,698	49,693

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.37	$26.16	$24.37	$18.95	$17.90	$19.30	$15.96	$11.63	$19.39	$20.27
End of period	$26.50	$23.37	$26.16	$24.37	$18.95	$17.90	$19.30	$15.96	$11.63	$19.39
Accumulation units outstanding at the end of period	6,275	8,315	9,830	13,047	19,086	28,697	35,928	49,617	49,341	71,961

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.72	$24.58	$23.17	$16.88	$14.60	$15.06	$12.14	$9.17	$15.48	$14.14
End of period	$25.99	$23.72	$24.58	$23.17	$16.88	$14.60	$15.06	$12.14	$9.17	$15.48
Accumulation units outstanding at the end of period	3,150	2,345	4,160	10,157	8,796	11,629	18,693	26,375	26,749	38,813

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.20	$37.74	$34.54	$24.75	$21.67	$23.43	$18.98	$13.51	$24.75	$23.33
End of period	$37.73	$38.20	$37.74	$34.54	$24.75	$21.67	$23.43	$18.98	$13.51	$24.75
Accumulation units outstanding at the end of period	1,946	1,979	2,202	4,823	5,852	4,840	7,711	12,944	11,108	12,263

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.27	$19.52	$18.85	$19.88	$19.52	$18.08	$17.14	$16.83	$16.07	$15.38
End of period	$19.21	$19.27	$19.52	$18.85	$19.88	$19.52	$18.08	$17.14	$16.83	$16.07
Accumulation units outstanding at the end of period	9,922	13,718	22,265	34,150	41,755	40,499	49,478	76,026	78,768	113,581

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.80	$12.26	$13.17	$13.55	$11.28	$13.96	$11.65	$6.91	$14.07	$10.86
End of period	$11.48	$9.80	$12.26	$13.17	$13.55	$11.28	$13.96	$11.65	$6.91	$14.07
Accumulation units outstanding at the end of period	4,408	9,095	8,983	10,530	13,775	106,625	138,751	108,817	35,193	41,684

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.09	$12.59	$11.84	$9.43	$8.28	$8.60	$7.52	$6.14	$9.80	N/A
End of period	$13.31	$12.09	$12.59	$11.84	$9.43	$8.28	$8.60	$7.52	$6.14	N/A
Accumulation units outstanding at the end of period	3,488	3,556	3,579	6,069	6,070	5,866	4,716	6,471	4,426	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.48	$13.74	$13.24	$13.85	$13.60	$12.92	$12.42	$11.95	$11.73	$11.21
End of period	$13.50	$13.48	$13.74	$13.24	$13.85	$13.60	$12.92	$12.42	$11.95	$11.73
Accumulation units outstanding at the end of period	44,026	68,861	45,251	59,618	75,243	118,609	126,284	124,651	152,833	157,638

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.52	$7.45	$7.18	$6.04	$5.11	$5.37	$4.46	$3.61	$6.09	$5.94
End of period	$9.13	$7.52	$7.45	$7.18	$6.04	$5.11	$5.37	$4.46	$3.61	$6.09
Accumulation units outstanding at the end of period	4,979	5,348	8,730	8,797	22,525	13,732	6,479	5,675	7,917	8,712

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.04	$21.18	$19.45	$14.03	$11.56	$11.04	$9.16	$7.00	$10.37	$11.45
End of period	$22.99	$22.04	$21.18	$19.45	$14.03	$11.56	$11.04	$9.16	$7.00	$10.37
Accumulation units outstanding at the end of period	5,375	10,337	8,191	10,363	12,837	3,516	13,029	6,736	4,499	5,113

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.02	$14.36	$13.31	$10.38	$9.49	$8.19	$6.68	$5.87	$11.07	$11.15
End of period	$15.96	$14.02	$14.36	$13.31	$10.38	$9.49	$8.19	$6.68	$5.87	$11.07
Accumulation units outstanding at the end of period	60,096	72,969	99,325	122,332	164,537	226,295	286,730	346,895	464,827	580,461

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.74	$9.29	$9.82	$10.43	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.37	$7.74	$9.29	$9.82	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,233	3,267	3,548	2,676	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.63	$14.15	$14.90	$11.61	$10.88	$11.95	$11.91	N/A	N/A	N/A
End of period	$13.15	$13.63	$14.15	$14.90	$11.61	$10.88	$11.95	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,245	2,147	2,256	1,866	1,361	1,237	1,270	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.14	$11.47	$10.32	$7.88	$6.36	$7.42	$6.66	$5.71	$11.78	$14.51
End of period	$13.59	$11.14	$11.47	$10.32	$7.88	$6.36	$7.42	$6.66	$5.71	$11.78
Accumulation units outstanding at the end of period	7,457	10,040	13,080	7,981	14,302	3,016	5,575	6,264	13,235	13,377

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.50	$18.30	$16.80	$15.09	$12.49	$13.86	$12.30	$9.55	$18.87	$17.28
End of period	$17.34	$16.50	$18.30	$16.80	$15.09	$12.49	$13.86	$12.30	$9.55	$18.87
Accumulation units outstanding at the end of period	52,187	58,954	83,048	94,957	122,455	150,642	202,903	257,756	313,024	430,842

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.64	$24.48	$19.91	$14.38	$12.34	$11.33	$11.10	$9.34	$12.37	$11.71
End of period	$24.23	$25.64	$24.48	$19.91	$14.38	$12.34	$11.33	$11.10	$9.34	$12.37
Accumulation units outstanding at the end of period	7,169	16,582	28,708	54,124	55,111	17,062	19,046	23,572	41,486	47,688

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.05	$16.52	$17.90	$15.00	$12.93	$15.00	$14.29	$11.25	$20.06	$18.49
End of period	$15.90	$16.05	$16.52	$17.90	$15.00	$12.93	$15.00	$14.29	$11.25	$20.06
Accumulation units outstanding at the end of period	30,837	31,622	38,873	50,025	72,198	90,982	106,386	104,275	126,205	171,106

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.46	$17.28	$15.79	$12.20	$10.52	$10.93	$9.50	$7.79	$13.79	$13.84
End of period	$18.15	$16.46	$17.28	$15.79	$12.20	$10.52	$10.93	$9.50	$7.79	$13.79
Accumulation units outstanding at the end of period	197,937	241,109	255,989	327,019	519,970	557,279	679,391	817,458	1,107,160	1,750,795

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.96	$21.03	$18.07	$13.03	$11.08	$11.06	$9.60	$7.29	$12.68	$10.84
End of period	$22.23	$20.96	$21.03	$18.07	$13.03	$11.08	$11.06	$9.60	$7.29	$12.68
Accumulation units outstanding at the end of period	5,175	6,967	16,921	54,617	54,546	15,134	11,881	6,629	4,022	13,563

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.06	$34.56	$39.23	$31.85	$31.06	$30.61	$26.15	$22.16	$36.30	$27.31
End of period	$32.58	$26.06	$34.56	$39.23	$31.85	$31.06	$30.61	$26.15	$22.16	$36.30
Accumulation units outstanding at the end of period	8,493	7,595	9,101	11,527	14,303	18,113	23,943	25,001	33,773	38,360

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.90	$15.42	$15.20	$13.73	$12.48	$12.94	$11.66	N/A	N/A	N/A
End of period	$17.13	$15.90	$15.42	$15.20	$13.73	$12.48	$12.94	N/A	N/A	N/A
Accumulation units outstanding at the end of period	606	1,100	1,030	1,085	1,302	1,329	1,532	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.82	$15.34	$14.84	$10.75	$9.81	$9.51	$8.31	$7.11	N/A	N/A
End of period	$13.97	$13.82	$15.34	$14.84	$10.75	$9.81	$9.51	$8.31	N/A	N/A
Accumulation units outstanding at the end of period	73,159	88,869	86,002	101,703	5,615	2,740	2,112	2,217	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.37	$25.49	$23.74	$18.17	$15.77	$16.40	$13.26	$9.78	$15.94	$15.10
End of period	$28.77	$24.37	$25.49	$23.74	$18.17	$15.77	$16.40	$13.26	$9.78	$15.94
Accumulation units outstanding at the end of period	24,806	25,037	33,684	50,009	87,493	123,084	125,562	106,423	122,747	157,478

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.09	$17.24	$15.51	$11.99	$10.58	$10.61	$9.43	$7.62	$12.44	$12.07
End of period	$18.70	$17.09	$17.24	$15.51	$11.99	$10.58	$10.61	$9.43	$7.62	$12.44
Accumulation units outstanding at the end of period	82,328	106,326	123,275	183,501	189,596	274,631	339,702	311,403	315,608	369,199

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.76	$15.82	$15.56	$11.57	$10.34	$11.40	$9.61	$6.05	$8.82	N/A
End of period	$19.50	$14.76	$15.82	$15.56	$11.57	$10.34	$11.40	$9.61	$6.05	N/A
Accumulation units outstanding at the end of period	5,904	7,120	10,499	7,613	10,706	9,776	9,004	11,078	12,418	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.71	$22.08	$21.47	$15.78	$13.86	$14.74	$11.88	$9.49	$14.84	$15.43
End of period	$25.61	$20.71	$22.08	$21.47	$15.78	$13.86	$14.74	$11.88	$9.49	$14.84
Accumulation units outstanding at the end of period	61,210	70,217	92,374	114,848	85,365	123,271	139,331	134,102	124,230	147,246

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.91	$10.64	$8.98	$7.24	$6.62	$6.76	$6.14	$3.81	$6.86	$6.09
End of period	$12.15	$10.91	$10.64	$8.98	$7.24	$6.62	$6.76	$6.14	$3.81	$6.86
Accumulation units outstanding at the end of period	8,455	10,036	16,041	14,114	19,874	32,019	48,500	100,421	16,562	37,804

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.80	$12.55	$12.82	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.67	$11.80	$12.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	139	212	58	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.23	$10.54	$10.23	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.65	$10.23	$10.54	$10.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,328	5,186	18,349	1,361	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.36	$18.00	$17.97	$14.49	$12.23	$13.56	$11.96	$8.73	$15.02	$14.38
End of period	$18.06	$18.36	$18.00	$17.97	$14.49	$12.23	$13.56	$11.96	$8.73	$15.02
Accumulation units outstanding at the end of period	17,127	18,521	23,004	22,624	32,691	38,889	53,999	71,085	69,982	87,990

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,358	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.70	$13.34	$13.14	$14.72	$13.81	$12.58	$11.89	$10.32	$10.91	N/A
End of period	$13.13	$12.70	$13.34	$13.14	$14.72	$13.81	$12.58	$11.89	$10.32	N/A
Accumulation units outstanding at the end of period	24,215	17,792	41,300	75,180	98,273	108,785	123,646	152,072	111,917	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.62	$18.87	$18.47	$19.19	$18.07	$17.54	$16.60	$14.63	$14.83	$13.94
End of period	$18.80	$18.62	$18.87	$18.47	$19.19	$18.07	$17.54	$16.60	$14.63	$14.83
Accumulation units outstanding at the end of period	71,301	108,065	111,962	132,064	167,613	206,378	236,524	298,517	386,506	366,493

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.27	$10.58	$10.75	$10.48	$9.90	N/A	N/A	N/A	N/A	N/A
End of period	$11.04	$10.27	$10.58	$10.75	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,036	3,083	29,537	23,552	6,169	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.91	$18.48	$18.79	$17.67	$15.40	$14.97	$13.18	$9.17	$13.47	$13.86
End of period	$19.45	$16.91	$18.48	$18.79	$17.67	$15.40	$14.97	$13.18	$9.17	$13.47
Accumulation units outstanding at the end of period	24,974	27,015	34,519	50,381	48,229	68,307	58,451	82,291	70,213	96,817

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.68	$16.25	$14.97	$10.80	$9.44	$10.37	$8.15	$5.63	N/A	N/A
End of period	$18.38	$14.68	$16.25	$14.97	$10.80	$9.44	$10.37	$8.15	N/A	N/A
Accumulation units outstanding at the end of period	4,004	3,317	6,103	9,769	2,123	13,450	12,933	2,522	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.57	$15.37	$14.77	$10.95	$9.31	$10.30	$8.21	$6.23	N/A	N/A
End of period	$18.70	$14.57	$15.37	$14.77	$10.95	$9.31	$10.30	$8.21	N/A	N/A
Accumulation units outstanding at the end of period	5,392	1,216	829	3,867	4,817	4,951	5,610	4,652	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.23	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.82	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,076	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.03	$27.90	$25.24	$18.32	$16.12	$17.31	$15.00	$10.56	$20.35	$21.95
End of period	$29.92	$25.03	$27.90	$25.24	$18.32	$16.12	$17.31	$15.00	$10.56	$20.35
Accumulation units outstanding at the end of period	3,504	3,578	6,184	5,273	4,934	6,891	9,851	10,087	12,238	20,615

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.08	$14.39	$14.55	$10.46	$8.17	$10.13	$8.16	$5.92	N/A	N/A
End of period	$14.98	$14.08	$14.39	$14.55	$10.46	$8.17	$10.13	$8.16	N/A	N/A
Accumulation units outstanding at the end of period	2,731	2,863	3,146	4,518	6,499	10,249	13,729	3,956	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.27	$19.58	$17.42	$12.34	$10.81	$10.39	$9.29	$6.66	$9.92	N/A
End of period	$19.80	$18.27	$19.58	$17.42	$12.34	$10.81	$10.39	$9.29	$6.66	N/A
Accumulation units outstanding at the end of period	82,545	82,461	34,146	40,257	31,331	82,353	125,949	102,319	66,965	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.28	$20.39	$18.86	$13.42	$11.71	$10.79	$9.75	$6.88	N/A	N/A
End of period	$21.06	$20.28	$20.39	$18.86	$13.42	$11.71	$10.79	$9.75	N/A	N/A
Accumulation units outstanding at the end of period	1,997	7,537	5,552	7,721	7,090	6,169	6,099	12,393	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.43	$17.61	$15.76	$12.27	$11.07	$10.02	$8.62	$7.11	N/A	N/A
End of period	$20.16	$17.43	$17.61	$15.76	$12.27	$11.07	$10.02	$8.62	N/A	N/A
Accumulation units outstanding at the end of period	24,094	26,218	27,004	34,300	20,246	35,289	35,237	8,116	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.40	$21.73	$18.73	$12.71	$11.34	$10.83	$9.64	$6.25	N/A	N/A
End of period	$19.03	$18.40	$21.73	$18.73	$12.71	$11.34	$10.83	$9.64	N/A	N/A
Accumulation units outstanding at the end of period	2,342	5,174	10,266	11,348	8,117	10,672	10,115	19,080	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.25	$19.64	$18.75	$15.17	$13.33	$14.25	$12.38	$9.61	$16.08	$14.99
End of period	$20.05	$19.25	$19.64	$18.75	$15.17	$13.33	$14.25	$12.38	$9.61	$16.08
Accumulation units outstanding at the end of period	50,148	55,109	66,096	89,250	114,388	143,062	232,394	303,380	344,350	455,678

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.81	$13.24	$13.06	$12.72	$11.90	$11.74	$10.99	$9.86	$11.63	$11.13
End of period	$13.21	$12.81	$13.24	$13.06	$12.72	$11.90	$11.74	$10.99	$9.86	$11.63
Accumulation units outstanding at the end of period	54,440	55,222	43,819	46,431	49,903	73,338	110,169	105,408	151,274	54,805

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.24	$19.62	$18.90	$15.69	$13.85	$14.55	$12.75	$10.13	$15.95	$14.93
End of period	$20.03	$19.24	$19.62	$18.90	$15.69	$13.85	$14.55	$12.75	$10.13	$15.95
Accumulation units outstanding at the end of period	138,480	166,308	203,180	240,100	294,845	347,206	538,401	657,275	806,755	1,029,399

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.27	$14.69	$14.38	$13.25	$12.16	$12.27	$11.22	$9.62	$12.44	$11.75
End of period	$14.81	$14.27	$14.69	$14.38	$13.25	$12.16	$12.27	$11.22	$9.62	$12.44
Accumulation units outstanding at the end of period	39,260	59,875	55,781	111,266	146,000	131,798	165,683	174,159	196,760	194,307

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.00	$18.46	$17.98	$15.79	$14.13	$14.56	$13.09	$10.79	$15.15	$14.19
End of period	$18.68	$18.00	$18.46	$17.98	$15.79	$14.13	$14.56	$13.09	$10.79	$15.15
Accumulation units outstanding at the end of period	159,117	181,187	228,806	259,765	294,373	337,499	442,802	557,204	577,991	775,101

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.90	$11.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.48	$9.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	156	172	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.54	$18.25	$16.02	$10.75	$8.98	$9.66	$8.93	$6.36	N/A	N/A
End of period	$18.31	$16.54	$18.25	$16.02	$10.75	$8.98	$9.66	$8.93	N/A	N/A
Accumulation units outstanding at the end of period	527	4,190	11,218	10,186	6,637	9,607	5,718	7,807	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$51.26	$47.13	$44.12	$32.38	$27.73	$28.55	$24.88	$17.65	$31.42	$29.04
End of period	$51.10	$51.26	$47.13	$44.12	$32.38	$27.73	$28.55	$24.88	$17.65	$31.42
Accumulation units outstanding at the end of period	24,130	29,826	28,368	34,718	34,593	45,171	56,638	106,057	81,974	104,431

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$77.99	$74.55	$67.24	$50.13	$44.91	$46.38	$36.91	$25.58	$43.86	$38.08
End of period	$81.30	$77.99	$74.55	$67.24	$50.13	$44.91	$46.38	$36.91	$25.58	$43.86
Accumulation units outstanding at the end of period	6,130	9,505	10,517	25,122	24,801	45,108	48,616	35,931	35,953	40,938

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.96	$10.10	$10.23	$10.41	$10.34	$10.38	$10.26	$9.70	$10.50	$10.19
End of period	$9.92	$9.96	$10.10	$10.23	$10.41	$10.34	$10.38	$10.26	$9.70	$10.50
Accumulation units outstanding at the end of period	19,129	3,568	58,724	14,742	15,938	41,692	25,918	22,770	40,957	25,008

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.22	$24.07	$21.63	$16.05	$13.69	$14.23	$12.49	$9.27	$15.85	$16.00
End of period	$25.29	$23.22	$24.07	$21.63	$16.05	$13.69	$14.23	$12.49	$9.27	$15.85
Accumulation units outstanding at the end of period	46,424	49,148	55,613	72,753	74,609	94,187	116,125	142,507	135,660	182,866

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.69	$37.69	$34.91	$29.77	$27.52	$27.12	$24.90	$21.17	$27.18	$25.73
End of period	$39.96	$36.69	$37.69	$34.91	$29.77	$27.52	$27.12	$24.90	$21.17	$27.18
Accumulation units outstanding at the end of period	13,617	30,812	32,978	36,009	35,519	52,048	86,831	102,591	120,291	115,656

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.21	$11.41	$11.61	$11.82	$12.03	$12.24	$12.45	$12.65	$12.60	$12.24
End of period	$11.02	$11.21	$11.41	$11.61	$11.82	$12.03	$12.24	$12.45	$12.65	$12.60
Accumulation units outstanding at the end of period	7,452	12,865	31,237	60,920	110,679	123,799	75,367	114,756	248,371	163,100

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.73	$30.18	$27.58	$21.42	$18.74	$19.47	$17.42	$14.30	$21.84	$20.61
End of period	$32.02	$28.73	$30.18	$27.58	$21.42	$18.74	$19.47	$17.42	$14.30	$21.84
Accumulation units outstanding at the end of period	9,621	11,998	16,346	20,029	22,247	26,432	42,686	49,088	43,341	50,829

Accumulation Unit Values
Contract with Endorsements - 1.76%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.48	$17.08	$17.11	$15.90	$14.59	$15.70	$13.79	N/A	N/A	N/A
End of period	$16.72	$16.48	$17.08	$17.11	$15.90	$14.59	$15.70	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,576	24,391	39,167	51,630	70,547	117,413	95,182	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.00	$11.50	$11.15	$9.15	$8.12	$8.54	$7.71	$6.25	$10.47	N/A
End of period	$11.68	$11.00	$11.50	$11.15	$9.15	$8.12	$8.54	$7.71	$6.25	N/A
Accumulation units outstanding at the end of period	—	1,645	1,141	1,339	1,383	1,384	75,438	5,836	201	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.23	$12.67	$12.24	$10.64	$9.56	$9.66	$8.85	$7.59	$10.52	N/A
End of period	$12.89	$12.23	$12.67	$12.24	$10.64	$9.56	$9.66	$8.85	$7.59	N/A
Accumulation units outstanding at the end of period	—	740	—	—	8,572	3,864	731	731	—	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.83	$12.28	$11.90	$9.87	$8.80	$9.03	$8.11	$6.73	$10.49	N/A
End of period	$12.50	$11.83	$12.28	$11.90	$9.87	$8.80	$9.03	$8.11	$6.73	N/A
Accumulation units outstanding at the end of period	—	—	—	310	316	3,641	4,026	4,357	13,554	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.75	$16.40	$16.33	$14.59	$13.36	$13.96	$12.57	N/A	N/A	N/A
End of period	$16.41	$15.75	$16.40	$16.33	$14.59	$13.36	$13.96	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,201	2,318	2,440	9,171	10,021	14,545	14,463	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.13	$16.80	$16.78	$15.18	$13.88	$14.69	$13.07	N/A	N/A	N/A
End of period	$16.67	$16.13	$16.80	$16.78	$15.18	$13.88	$14.69	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,167	5,000	25,534	40,265	53,725	49,277	56,908	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.12	$16.75	$16.74	$15.44	$14.17	$15.12	$13.40	N/A	N/A	N/A
End of period	$16.49	$16.12	$16.75	$16.74	$15.44	$14.17	$15.12	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,493	28,620	28,753	31,478	104,985	232,097	138,641	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$34.83	$37.19	$36.82	$28.72	$25.68	$26.75	$20.07	$15.08	$24.87	$22.58
End of period	$36.19	$34.83	$37.19	$36.82	$28.72	$25.68	$26.75	$20.07	$15.08	$24.87
Accumulation units outstanding at the end of period	1,748	5,558	5,876	8,861	12,741	14,595	24,195	12,641	8,976	11,009

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.96	$17.94	$18.23	$13.81	$11.95	$12.50	$10.03	$7.64	$11.63	$12.61
End of period	$19.41	$15.96	$17.94	$18.23	$13.81	$11.95	$12.50	$10.03	$7.64	$11.63
Accumulation units outstanding at the end of period	—	1,284	2,108	9,909	46,202	12,700	15,013	16,063	14,352	14,955

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.72	$11.95	$11.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.36	$11.72	$11.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	595	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.51	$16.33	$14.45	$11.11	$9.96	N/A	N/A	N/A	N/A	N/A
End of period	$18.03	$15.51	$16.33	$14.45	$11.11	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,023	6,244	7,335	7,584	20,299	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.81	$10.43	$10.49	$11.00	$10.59	N/A	N/A	N/A	N/A	N/A
End of period	$9.87	$9.81	$10.43	$10.49	$11.00	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	260	264	416	1,721	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.48	$12.70	$12.70	$10.11	$8.72	$11.02	N/A	N/A	N/A	N/A
End of period	$12.47	$12.48	$12.70	$12.70	$10.11	$8.72	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	332	5,381	5,091	4,300	3,308	1,916	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.36	$12.53	$12.25	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.05	$12.36	$12.53	$12.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,688	2,922	5,142	3,815	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$15.99	$16.11	$14.88	$11.39	$9.92	$10.33	N/A	N/A	N/A	N/A
End of period	$17.45	$15.99	$16.11	$14.88	$11.39	$9.92	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,139	10,159	18,683	11,682	9,334	4,982	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.03	$11.80	$12.38	$10.41	$9.02	N/A	N/A	N/A	N/A	N/A
End of period	$11.17	$11.03	$11.80	$12.38	$10.41	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,052	3,577	3,456	1,284	1,728	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.15	$10.71	$11.88	$10.90	$9.46	$11.23	N/A	N/A	N/A	N/A
End of period	$10.47	$10.15	$10.71	$11.88	$10.90	$9.46	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,638	3,525	2,394	4,507	10,051	2,690	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.43	$11.79	$11.78	$10.49	$9.74	$10.31	N/A	N/A	N/A	N/A
End of period	$11.68	$11.43	$11.79	$11.78	$10.49	$9.74	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	6,781	52	7,256	14,406	9,753	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.82	$9.10	$10.80	$10.04	$10.14	$11.14	$9.65	$6.55	$13.67	N/A
End of period	$8.48	$6.82	$9.10	$10.80	$10.04	$10.14	$11.14	$9.65	$6.55	N/A
Accumulation units outstanding at the end of period	1,722	15,197	5,309	9,598	31,734	48,659	53,810	130,277	133,534	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.18	$38.49	$35.98	$26.35	$24.24	$24.49	$22.12	$16.70	$28.75	$26.66
End of period	$39.66	$40.18	$38.49	$35.98	$26.35	$24.24	$24.49	$22.12	$16.70	$28.75
Accumulation units outstanding at the end of period	1,274	2,028	3,915	3,355	3,028	6,131	4,806	3,856	6,149	1,831

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.35	$15.44	$14.64	$12.07	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.67	$12.35	$15.44	$14.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	114	1,460	588	2,294	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.83	$13.26	$13.42	$11.82	$10.64	$11.37	$10.62	$8.82	$12.52	$11.80
End of period	$13.33	$12.83	$13.26	$13.42	$11.82	$10.64	$11.37	$10.62	$8.82	$12.52
Accumulation units outstanding at the end of period	5,147	5,652	5,466	9,196	12,535	6,183	7,511	8,051	4,455	2,123

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.26	$12.94	$14.72	$12.33	$10.71	$12.51	$11.84	$9.26	$16.97	$15.43
End of period	$12.05	$12.26	$12.94	$14.72	$12.33	$10.71	$12.51	$11.84	$9.26	$16.97
Accumulation units outstanding at the end of period	1,553	5,068	6,865	8,795	32,602	42,305	44,624	37,809	32,016	31,218

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.01	$24.96	$23.13	$17.42	$15.59	$16.00	$14.56	$11.07	$18.49	$18.71
End of period	$26.90	$24.01	$24.96	$23.13	$17.42	$15.59	$16.00	$14.56	$11.07	$18.49
Accumulation units outstanding at the end of period	—	—	—	566	8,292	6,275	8,000	13,230	15,538	16,931

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.97	$13.41	$14.23	$11.71	$10.16	$11.18	N/A	N/A	N/A	N/A
End of period	$12.20	$11.97	$13.41	$14.23	$11.71	$10.16	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,690	6,185	8,057	7,247	22,490	23,366	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.80	$11.71	$11.61	$9.53	$8.37	$8.63	$7.96	$6.23	$9.92	N/A
End of period	$12.04	$10.80	$11.71	$11.61	$9.53	$8.37	$8.63	$7.96	$6.23	N/A
Accumulation units outstanding at the end of period	7,996	15,224	24,344	56,096	70,261	80,066	90,867	91,370	103,483	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.76	$10.62	$11.07	$8.64	$7.20	$7.81	$7.42	$5.77	$9.89	N/A
End of period	$10.60	$9.76	$10.62	$11.07	$8.64	$7.20	$7.81	$7.42	$5.77	N/A
Accumulation units outstanding at the end of period	—	4,869	9,478	15,253	5,749	6,703	4,806	10,854	3,853	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.91	$11.58	$11.84	$11.87	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.13	$10.91	$11.58	$11.84	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	843	2,426	4,892	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.44	$13.67	$13.48	$12.03	$10.91	$10.83	$9.79	$7.50	$10.86	$10.85
End of period	$13.95	$12.44	$13.67	$13.48	$12.03	$10.91	$10.83	$9.79	$7.50	$10.86
Accumulation units outstanding at the end of period	706	3,109	6,282	20,902	41,445	67,316	71,167	75,565	83,967	100,103

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.85	$9.66	$10.85	$8.34	$6.67	$7.93	$6.69	$4.46	N/A	N/A
End of period	$9.56	$9.85	$9.66	$10.85	$8.34	$6.67	$7.93	$6.69	N/A	N/A
Accumulation units outstanding at the end of period	178	8,346	7,808	12,618	8,270	13,293	13,161	62,985	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.12	$11.88	$11.27	$8.94	$8.00	$8.20	$7.49	$6.01	$9.85	N/A
End of period	$12.65	$11.12	$11.88	$11.27	$8.94	$8.00	$8.20	$7.49	$6.01	N/A
Accumulation units outstanding at the end of period	11,937	14,154	9,671	17,179	11,265	1,557	1,565	1,775	4,539	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$23.80	$24.13	$23.30	$23.97	$22.64	$21.68	$20.50	$18.28	$19.62	$18.66
End of period	$23.88	$23.80	$24.13	$23.30	$23.97	$22.64	$21.68	$20.50	$18.28	$19.62
Accumulation units outstanding at the end of period	3,278	6,336	4,593	5,367	14,826	21,080	36,047	36,044	41,851	32,674

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.69	$12.41	$13.28	$14.67	$12.44	$13.28	$11.64	N/A	N/A	N/A
End of period	$11.44	$10.69	$12.41	$13.28	$14.67	$12.44	$13.28	N/A	N/A	N/A
Accumulation units outstanding at the end of period	32	184	1,066	2,266	9,727	20,629	42,380	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.86	$19.96	$17.96	$13.77	$11.88	$12.93	$10.58	$8.12	$12.93	$12.80
End of period	$19.93	$17.86	$19.96	$17.96	$13.77	$11.88	$12.93	$10.58	$8.12	$12.93
Accumulation units outstanding at the end of period	406	4,623	4,700	6,277	11,549	12,946	14,486	13,587	8,966	8,535

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.59	$13.04	$11.65	$8.83	$7.52	$8.56	$8.01	$6.53	$10.67	N/A
End of period	$13.35	$12.59	$13.04	$11.65	$8.83	$7.52	$8.56	$8.01	$6.53	N/A
Accumulation units outstanding at the end of period	132	4,335	2,817	4,375	7,276	7,893	8,627	12,713	2,737	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.19	$7.71	$7.04	$7.34	$6.05	$8.54	$7.43	$4.15	N/A	N/A
End of period	$6.83	$7.19	$7.71	$7.04	$7.34	$6.05	$8.54	$7.43	N/A	N/A
Accumulation units outstanding at the end of period	1,444	1,353	1,549	3,968	11,767	25,667	60,194	132,909	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.80	$16.24	$14.37	$14.23	$11.29	$12.25	$10.64	$8.17	$12.94	$15.50
End of period	$15.90	$15.80	$16.24	$14.37	$14.23	$11.29	$12.25	$10.64	$8.17	$12.94
Accumulation units outstanding at the end of period	1,793	6,078	5,041	10,846	22,684	32,727	32,285	37,930	38,628	59,047

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.29	$19.00	$19.29	$16.50	$14.51	$15.86	$14.37	$10.68	$18.40	$17.06
End of period	$17.76	$18.29	$19.00	$19.29	$16.50	$14.51	$15.86	$14.37	$10.68	$18.40
Accumulation units outstanding at the end of period	437	6,709	9,099	11,012	19,821	28,807	34,246	28,583	26,454	24,843

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.33	$26.12	$24.33	$18.92	$17.87	$19.28	$15.94	$11.62	$19.37	$20.25
End of period	$26.45	$23.33	$26.12	$24.33	$18.92	$17.87	$19.28	$15.94	$11.62	$19.37
Accumulation units outstanding at the end of period	—	—	105	697	2,865	6,391	10,205	12,661	12,227	17,228

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.69	$24.55	$23.14	$16.86	$14.58	$15.04	$12.13	$9.16	$15.47	$14.13
End of period	$25.95	$23.69	$24.55	$23.14	$16.86	$14.58	$15.04	$12.13	$9.16	$15.47
Accumulation units outstanding at the end of period	—	5,993	3,454	8,996	38,354	8,724	9,451	7,163	4,513	5,044

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.12	$37.66	$34.47	$24.70	$21.63	$23.39	$18.95	$13.49	$24.72	$23.31
End of period	$37.65	$38.12	$37.66	$34.47	$24.70	$21.63	$23.39	$18.95	$13.49	$24.72
Accumulation units outstanding at the end of period	—	364	223	2,569	2,751	3,414	3,053	3,147	4,245	4,184

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.23	$19.48	$18.81	$19.84	$19.49	$18.06	$17.12	$16.80	$16.05	$15.36
End of period	$19.17	$19.23	$19.48	$18.81	$19.84	$19.49	$18.06	$17.12	$16.80	$16.05
Accumulation units outstanding at the end of period	2,240	5,624	1,163	2,944	13,031	38,738	33,515	33,214	46,457	11,527

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.79	$12.25	$13.16	$13.54	$11.28	$13.95	$11.65	$6.90	$14.07	$10.86
End of period	$11.47	$9.79	$12.25	$13.16	$13.54	$11.28	$13.95	$11.65	$6.90	$14.07
Accumulation units outstanding at the end of period	1,464	3,564	4,637	7,183	14,497	23,657	45,977	54,767	93,268	107,879

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.12	$12.60	$11.83	$9.43	$8.27	$8.60	$7.52	$6.14	$9.80	N/A
End of period	$13.35	$12.12	$12.60	$11.83	$9.43	$8.27	$8.60	$7.52	$6.14	N/A
Accumulation units outstanding at the end of period	—	19	20	20	4,992	5,513	12,763	64,316	91,588	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.46	$13.72	$13.22	$13.83	$13.59	$12.90	$12.41	$11.94	$11.72	$11.21
End of period	$13.48	$13.46	$13.72	$13.22	$13.83	$13.59	$12.90	$12.41	$11.94	$11.72
Accumulation units outstanding at the end of period	1,362	4,471	4,569	4,636	15,558	56,541	75,459	84,938	59,891	77,431

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.51	$7.44	$7.17	$6.03	$5.10	$5.36	$4.45	$3.61	$6.09	$5.94
End of period	$9.11	$7.51	$7.44	$7.17	$6.03	$5.10	$5.36	$4.45	$3.61	$6.09
Accumulation units outstanding at the end of period	—	—	—	—	579	1,650	30,843	3,410	4,775	20,010

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.00	$21.15	$19.42	$14.01	$11.55	$11.03	$9.15	$6.99	$10.36	$11.44
End of period	$22.94	$22.00	$21.15	$19.42	$14.01	$11.55	$11.03	$9.15	$6.99	$10.36
Accumulation units outstanding at the end of period	52	561	698	5,463	14,555	3,828	1,784	804	86	355

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.00	$14.34	$13.29	$10.36	$9.48	$8.18	$6.68	$5.86	$11.06	$11.14
End of period	$15.93	$14.00	$14.34	$13.29	$10.36	$9.48	$8.18	$6.68	$5.86	$11.06
Accumulation units outstanding at the end of period	3,154	11,807	11,869	14,784	36,677	43,578	53,306	58,514	58,327	394,440

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.73	$9.29	$9.82	$10.43	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.36	$7.73	$9.29	$9.82	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	2,094	1,952	1,633	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.62	$14.14	$14.90	$11.61	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.14	$13.62	$14.14	$14.90	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	291	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.12	$11.45	$10.31	$7.87	$6.35	$7.42	$6.65	$5.71	$11.77	$14.50
End of period	$13.57	$11.12	$11.45	$10.31	$7.87	$6.35	$7.42	$6.65	$5.71	$11.77
Accumulation units outstanding at the end of period	—	1,828	1,112	1,824	5,228	19,173	18,973	21,466	31,892	9,802

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.46	$18.26	$16.77	$15.06	$12.47	$13.84	$12.28	$9.54	$18.85	$17.27
End of period	$17.30	$16.46	$18.26	$16.77	$15.06	$12.47	$13.84	$12.28	$9.54	$18.85
Accumulation units outstanding at the end of period	5,122	6,838	7,601	14,749	52,223	81,613	101,906	114,121	188,443	436,534

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.60	$24.44	$19.88	$14.36	$12.33	$11.32	$11.09	$9.33	$12.36	$11.70
End of period	$24.19	$25.60	$24.44	$19.88	$14.36	$12.33	$11.32	$11.09	$9.33	$12.36
Accumulation units outstanding at the end of period	358	13,354	13,736	26,290	35,204	51,432	46,050	52,424	4,661	6,690

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.52	$12.92	$12.48	$10.26	$9.17	$9.53	$8.37	N/A	N/A	N/A
End of period	$13.78	$12.52	$12.92	$12.48	$10.26	$9.17	$9.53	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	18	19	663	1,159	6,002	7,707	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.03	$16.50	$17.88	$14.98	$12.92	$14.99	$14.28	$11.24	$20.05	$18.49
End of period	$15.88	$16.03	$16.50	$17.88	$14.98	$12.92	$14.99	$14.28	$11.24	$20.05
Accumulation units outstanding at the end of period	420	2,124	4,695	2,110	15,570	36,699	50,667	59,657	82,249	88,399

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.45	$17.26	$15.78	$12.19	$10.51	$10.93	$9.50	$7.79	$13.79	$13.84
End of period	$18.13	$16.45	$17.26	$15.78	$12.19	$10.51	$10.93	$9.50	$7.79	$13.79
Accumulation units outstanding at the end of period	4,015	24,556	34,999	206,619	522,702	664,810	849,712	954,475	1,082,964	1,382,643

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.94	$21.01	$18.05	$13.02	$11.08	$11.05	$9.60	$7.28	$12.68	$10.83
End of period	$22.20	$20.94	$21.01	$18.05	$13.02	$11.08	$11.05	$9.60	$7.28	$12.68
Accumulation units outstanding at the end of period	—	549	1,783	7,419	9,543	11,827	16,506	18,365	49,493	55,193

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.02	$34.50	$39.17	$31.81	$31.02	$30.57	$26.12	$22.14	$36.27	$27.29
End of period	$32.52	$26.02	$34.50	$39.17	$31.81	$31.02	$30.57	$26.12	$22.14	$36.27
Accumulation units outstanding at the end of period	1,736	4,346	4,193	5,749	10,380	30,354	41,517	48,850	42,092	41,379

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.90	$15.41	$15.20	$13.73	$12.47	$12.94	$11.66	N/A	N/A	N/A
End of period	$17.12	$15.90	$15.41	$15.20	$13.73	$12.47	$12.94	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	74	—	—	—	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.81	$15.33	$14.83	$10.74	$9.80	$9.51	$8.30	$7.11	$10.76	$10.18
End of period	$13.95	$13.81	$15.33	$14.83	$10.74	$9.80	$9.51	$8.30	$7.11	$10.76
Accumulation units outstanding at the end of period	135	1,649	2,283	8,310	23,800	31,196	32,626	44,119	45,297	49,507

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.34	$25.45	$23.72	$18.15	$15.76	$16.39	$13.25	$9.77	$15.93	$15.09
End of period	$28.73	$24.34	$25.45	$23.72	$18.15	$15.76	$16.39	$13.25	$9.77	$15.93
Accumulation units outstanding at the end of period	6,141	12,334	12,418	18,562	58,440	40,660	48,274	51,987	53,808	65,576

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.06	$17.21	$15.49	$11.98	$10.57	$10.60	$9.43	$7.62	$12.43	$12.06
End of period	$18.67	$17.06	$17.21	$15.49	$11.98	$10.57	$10.60	$9.43	$7.62	$12.43
Accumulation units outstanding at the end of period	22,989	32,026	36,083	36,060	69,106	98,080	119,827	241,520	87,206	103,287

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.76	$15.83	$15.56	$11.57	$10.34	$11.41	$9.61	N/A	N/A	N/A
End of period	$19.50	$14.76	$15.83	$15.56	$11.57	$10.34	$11.41	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,271	157	657	1,378	7,793	4,633	2,327	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.68	$22.05	$21.44	$15.76	$13.84	$14.73	$11.87	$9.48	$14.83	$15.42
End of period	$25.57	$20.68	$22.05	$21.44	$15.76	$13.84	$14.73	$11.87	$9.48	$14.83
Accumulation units outstanding at the end of period	2,332	4,162	4,077	21,289	60,542	49,541	58,126	69,994	62,551	71,659

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.90	$10.62	$8.96	$7.23	$6.61	$6.75	$6.13	$3.81	$6.85	$6.09
End of period	$12.13	$10.90	$10.62	$8.96	$7.23	$6.61	$6.75	$6.13	$3.81	$6.85
Accumulation units outstanding at the end of period	4,053	18,810	20,583	25,053	51,777	95,995	149,165	161,165	41,562	10,769

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.33	$17.97	$17.95	$14.47	$12.22	$13.55	$11.95	$8.72	$15.01	$14.37
End of period	$18.02	$18.33	$17.97	$17.95	$14.47	$12.22	$13.55	$11.95	$8.72	$15.01
Accumulation units outstanding at the end of period	1,285	4,687	3,064	2,676	10,956	12,966	20,049	14,538	12,406	17,593

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.69	$13.33	$13.13	$14.71	$13.81	$12.58	$11.88	$10.31	$10.90	N/A
End of period	$13.11	$12.69	$13.33	$13.13	$14.71	$13.81	$12.58	$11.88	$10.31	N/A
Accumulation units outstanding at the end of period	3,578	10,371	9,229	28,696	86,372	54,134	80,772	69,615	84,215	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.59	$18.84	$18.44	$19.17	$18.05	$17.52	$16.58	$14.61	$14.81	$13.93
End of period	$18.76	$18.59	$18.84	$18.44	$19.17	$18.05	$17.52	$16.58	$14.61	$14.81
Accumulation units outstanding at the end of period	8,969	22,286	28,312	51,320	188,127	463,418	487,033	161,603	147,275	62,612

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.26	$10.58	$10.74	$10.48	$9.89	N/A	N/A	N/A	N/A	N/A
End of period	$11.03	$10.26	$10.58	$10.74	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	825	9,560	10,502	11,758	8,824	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.88	$18.45	$18.76	$17.64	$15.38	$14.95	$13.16	$9.16	$13.46	$13.85
End of period	$19.41	$16.88	$18.45	$18.76	$17.64	$15.38	$14.95	$13.16	$9.16	$13.46
Accumulation units outstanding at the end of period	1,703	6,873	8,191	13,139	22,297	23,306	23,417	52,050	18,871	24,954

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.67	$16.23	$14.96	$10.79	$9.43	$10.37	N/A	N/A	N/A	N/A
End of period	$18.36	$14.67	$16.23	$14.96	$10.79	$9.43	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,264	59	59	11,057	53,111	61	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.56	$15.36	$14.76	$10.94	$9.30	$10.29	$8.20	$6.23	N/A	N/A
End of period	$18.68	$14.56	$15.36	$14.76	$10.94	$9.30	$10.29	$8.20	N/A	N/A
Accumulation units outstanding at the end of period	144	2,833	2,160	13,510	56,728	2,184	4,592	2,672	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$24.98	$27.85	$25.19	$18.28	$16.09	$17.28	$14.98	N/A	N/A	N/A
End of period	$29.85	$24.98	$27.85	$25.19	$18.28	$16.09	$17.28	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	676	707	739	826	1,064	1,912	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.07	$14.38	$14.55	$10.45	$8.17	$10.13	$8.16	$5.92	N/A	N/A
End of period	$14.97	$14.07	$14.38	$14.55	$10.45	$8.17	$10.13	$8.16	N/A	N/A
Accumulation units outstanding at the end of period	46	3,497	4,465	4,800	8,629	30,663	34,110	16,384	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.26	$19.57	$17.41	$12.33	$10.80	$10.38	$9.29	$6.66	$9.92	N/A
End of period	$19.78	$18.26	$19.57	$17.41	$12.33	$10.80	$10.38	$9.29	$6.66	N/A
Accumulation units outstanding at the end of period	8,452	16,077	11,663	36,067	81,847	114,624	171,369	200,974	190,296	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.26	$20.38	$18.84	$13.42	$11.71	$10.78	$9.74	$6.88	$9.91	N/A
End of period	$21.04	$20.26	$20.38	$18.84	$13.42	$11.71	$10.78	$9.74	$6.88	N/A
Accumulation units outstanding at the end of period	—	2,115	2,877	2,259	10,031	5,148	1,742	1,757	1,713	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.41	$17.60	$15.75	$12.26	$11.06	$10.01	$8.62	$7.11	N/A	N/A
End of period	$20.14	$17.41	$17.60	$15.75	$12.26	$11.06	$10.01	$8.62	N/A	N/A
Accumulation units outstanding at the end of period	657	4,407	8,044	18,199	36,498	46,875	45,473	4,139	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.38	$21.71	$18.72	$12.71	$11.33	$10.83	$9.64	$6.24	$9.92	N/A
End of period	$19.01	$18.38	$21.71	$18.72	$12.71	$11.33	$10.83	$9.64	$6.24	N/A
Accumulation units outstanding at the end of period	5,263	6,619	7,826	15,653	8,825	11,581	4,715	9,594	—	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.21	$19.60	$18.72	$15.15	$13.31	$14.22	$12.36	$9.60	$16.06	$14.98
End of period	$20.01	$19.21	$19.60	$18.72	$15.15	$13.31	$14.22	$12.36	$9.60	$16.06
Accumulation units outstanding at the end of period	—	8,520	6,991	7,139	25,096	28,213	40,971	38,888	43,036	46,850

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.79	$13.22	$13.05	$12.71	$11.89	$11.74	$10.99	$9.85	$11.62	$11.13
End of period	$13.20	$12.79	$13.22	$13.05	$12.71	$11.89	$11.74	$10.99	$9.85	$11.62
Accumulation units outstanding at the end of period	98,777	204,389	170,034	196,295	242,225	190,150	237,989	178,687	141,182	132,771

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.21	$19.59	$18.87	$15.67	$13.83	$14.53	$12.73	$10.12	$15.93	$14.92
End of period	$19.99	$19.21	$19.59	$18.87	$15.67	$13.83	$14.53	$12.73	$10.12	$15.93
Accumulation units outstanding at the end of period	20,586	30,348	28,877	45,562	68,112	82,161	179,145	1,045,903	141,245	151,509

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.26	$14.68	$14.37	$13.24	$12.15	$12.26	$11.21	$9.62	$12.43	$11.74
End of period	$14.79	$14.26	$14.68	$14.37	$13.24	$12.15	$12.26	$11.21	$9.62	$12.43
Accumulation units outstanding at the end of period	95,312	216,683	178,159	225,725	261,344	223,540	263,643	204,339	149,030	126,209

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$17.97	$18.43	$17.95	$15.77	$14.11	$14.54	$13.08	$10.78	$15.14	$14.18
End of period	$18.64	$17.97	$18.43	$17.95	$15.77	$14.11	$14.54	$13.08	$10.78	$15.14
Accumulation units outstanding at the end of period	35,553	47,337	84,497	121,735	191,124	186,148	184,000	180,115	169,814	146,306

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.53	$18.23	$16.01	$10.74	$8.98	$9.66	$8.93	$6.36	$10.06	N/A
End of period	$18.29	$16.53	$18.23	$16.01	$10.74	$8.98	$9.66	$8.93	$6.36	N/A
Accumulation units outstanding at the end of period	122	1,638	4,000	5,640	1,978	5,282	11,267	6,781	—	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$51.16	$47.03	$44.03	$32.32	$27.68	$28.51	$24.85	$17.62	$31.38	$29.01
End of period	$50.98	$51.16	$47.03	$44.03	$32.32	$27.68	$28.51	$24.85	$17.62	$31.38
Accumulation units outstanding at the end of period	1,422	3,174	4,904	4,779	14,418	28,859	24,863	21,186	19,573	20,910

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$77.83	$74.40	$67.11	$50.04	$44.84	$46.30	$36.86	$25.55	$43.81	$38.04
End of period	$81.12	$77.83	$74.40	$67.11	$50.04	$44.84	$46.30	$36.86	$25.55	$43.81
Accumulation units outstanding at the end of period	1,958	10,132	9,307	9,763	15,119	23,070	23,210	21,717	24,368	23,708

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.95	$10.09	$10.23	$10.40	$10.33	$10.37	$10.25	$9.70	$10.49	$10.19
End of period	$9.91	$9.95	$10.09	$10.23	$10.40	$10.33	$10.37	$10.25	$9.70	$10.49
Accumulation units outstanding at the end of period	1,421	4,882	6,293	10,472	46,425	30,459	27,031	16,250	12,034	21,251

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.18	$24.04	$21.60	$16.03	$13.67	$14.21	$12.48	$9.27	$15.84	$15.99
End of period	$25.25	$23.18	$24.04	$21.60	$16.03	$13.67	$14.21	$12.48	$9.27	$15.84
Accumulation units outstanding at the end of period	292	4,561	10,895	14,984	27,147	29,893	28,959	26,164	26,695	18,205

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.61	$37.61	$34.84	$29.72	$27.47	$27.07	$24.86	$21.14	$27.14	$25.70
End of period	$39.87	$36.61	$37.61	$34.84	$29.72	$27.47	$27.07	$24.86	$21.14	$27.14
Accumulation units outstanding at the end of period	3,653	15,050	22,403	31,234	52,148	46,340	46,815	49,220	40,158	65,922

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.21	$11.41	$11.61	$11.81	$12.02	$12.24	$12.45	$12.66	$12.60	$12.25
End of period	$11.01	$11.21	$11.41	$11.61	$11.81	$12.02	$12.24	$12.45	$12.66	$12.60
Accumulation units outstanding at the end of period	11,497	29,927	37,656	79,676	138,290	159,448	113,561	184,277	199,955	154,824

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.69	$30.14	$27.55	$21.40	$18.72	$19.45	$17.41	$14.29	$21.82	$20.60
End of period	$31.97	$28.69	$30.14	$27.55	$21.40	$18.72	$19.45	$17.41	$14.29	$21.82
Accumulation units outstanding at the end of period	703	5,611	8,220	18,283	34,131	37,218	45,201	48,900	35,549	35,375

Accumulation Unit Values
Contract with Endorsements - 1.77%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.22	$12.66	$12.24	$10.63	$9.55	$9.66	$8.85	$7.59	$10.52	N/A
End of period	$12.87	$12.22	$12.66	$12.24	$10.63	$9.55	$9.66	$8.85	$7.59	N/A
Accumulation units outstanding at the end of period	—	—	—	12,534	11,782	11,468	12,011	11,683	10,853	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.10	$38.42	$35.91	$26.30	$24.20	$24.45	$22.09	$16.68	$28.71	N/A
End of period	$39.57	$40.10	$38.42	$35.91	$26.30	$24.20	$24.45	$22.09	$16.68	N/A
Accumulation units outstanding at the end of period	—	—	—	4,793	5,053	4,946	5,080	5,086	4,887	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.81	$13.24	$13.40	$11.80	$10.63	$11.36	$10.61	$8.81	$12.51	N/A
End of period	$13.30	$12.81	$13.24	$13.40	$11.80	$10.63	$11.36	$10.61	$8.81	N/A
Accumulation units outstanding at the end of period	—	—	—	22,911	21,244	20,455	20,518	19,425	18,935	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.75	$10.61	$11.06	$8.63	$7.20	$7.80	$7.42	$5.77	$9.89	N/A
End of period	$10.59	$9.75	$10.61	$11.06	$8.63	$7.20	$7.80	$7.42	$5.77	N/A
Accumulation units outstanding at the end of period	—	—	—	14,097	14,735	15,253	14,911	14,050	14,378	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.25	$18.96	$19.26	$16.47	$14.49	$15.83	$14.35	$10.66	$18.37	N/A
End of period	$17.72	$18.25	$18.96	$19.26	$16.47	$14.49	$15.83	$14.35	$10.66	N/A
Accumulation units outstanding at the end of period	—	—	—	8,368	8,159	7,944	7,620	7,724	8,067	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.43	$18.23	$16.74	$15.04	$12.46	$13.82	$12.26	$9.52	$18.83	N/A
End of period	$17.27	$16.43	$18.23	$16.74	$15.04	$12.46	$13.82	$12.26	$9.52	N/A
Accumulation units outstanding at the end of period	—	—	—	8,999	8,368	8,949	8,391	8,336	8,298	N/A

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.01	$16.47	$17.85	$14.97	$12.91	$14.97	$14.27	$11.23	$20.04	N/A
End of period	$15.86	$16.01	$16.47	$17.85	$14.97	$12.91	$14.97	$14.27	$11.23	N/A
Accumulation units outstanding at the end of period	—	—	—	8,777	8,540	8,469	7,798	7,274	7,600	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.30	$25.42	$23.69	$18.13	$15.74	$16.37	$13.24	$9.76	$15.92	N/A
End of period	$28.68	$24.30	$25.42	$23.69	$18.13	$15.74	$16.37	$13.24	$9.76	N/A
Accumulation units outstanding at the end of period	—	—	—	6,571	6,931	6,950	7,067	8,049	8,618	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.65	$22.02	$21.42	$15.75	$13.83	$14.72	$11.86	$9.48	$14.82	N/A
End of period	$25.53	$20.65	$22.02	$21.42	$15.75	$13.83	$14.72	$11.86	$9.48	N/A
Accumulation units outstanding at the end of period	—	—	—	7,351	8,103	7,919	7,861	9,099	8,972	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.30	$17.94	$17.92	$14.45	$12.20	$13.53	$11.94	$8.72	$15.00	N/A
End of period	$18.00	$18.30	$17.94	$17.92	$14.45	$12.20	$13.53	$11.94	$8.72	N/A
Accumulation units outstanding at the end of period	—	—	—	9,166	9,424	9,411	9,022	9,224	9,879	N/A

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.55	$18.81	$18.41	$19.14	$18.02	$17.50	$16.56	$14.60	$14.80	N/A
End of period	$18.72	$18.55	$18.81	$18.41	$19.14	$18.02	$17.50	$16.56	$14.60	N/A
Accumulation units outstanding at the end of period	—	—	—	8,310	6,693	6,645	6,681	6,555	5,943	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$24.93	$27.79	$25.15	$18.25	$16.06	$17.26	$14.96	$10.53	$20.30	N/A
End of period	$29.79	$24.93	$27.79	$25.15	$18.25	$16.06	$17.26	$14.96	$10.53	N/A
Accumulation units outstanding at the end of period	—	—	—	13,140	14,425	14,632	14,512	14,750	16,631	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.17	$19.56	$18.84	$15.65	$13.81	$14.51	$12.72	$10.11	$15.92	N/A
End of period	$19.95	$19.17	$19.56	$18.84	$15.65	$13.81	$14.51	$12.72	$10.11	N/A
Accumulation units outstanding at the end of period	—	—	—	8,620	8,453	8,425	8,481	8,660	8,388	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.94	$10.08	$10.22	$10.39	$10.32	$10.37	$10.25	$9.69	$10.49	N/A
End of period	$9.90	$9.94	$10.08	$10.22	$10.39	$10.32	$10.37	$10.25	$9.69	N/A
Accumulation units outstanding at the end of period	—	—	—	15,114	12,287	11,536	11,507	10,574	8,743	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.15	$24.00	$21.57	$16.01	$13.66	$14.20	$12.47	$9.26	$15.83	N/A
End of period	$25.21	$23.15	$24.00	$21.57	$16.01	$13.66	$14.20	$12.47	$9.26	N/A
Accumulation units outstanding at the end of period	—	—	—	22,462	24,446	25,467	26,029	26,033	26,318	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.795%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.44	$17.05	$17.08	$15.88	$14.57	$15.69	N/A	N/A	N/A	N/A
End of period	$16.68	$16.44	$17.05	$17.08	$15.88	$14.57	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	204,738	235,579	250,088	301,613	303,410	279,352	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$10.97	$11.47	$11.12	$9.13	$8.11	N/A	N/A	N/A	N/A	N/A
End of period	$11.64	$10.97	$11.47	$11.12	$9.13	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	228,802	257,236	301,666	305,240	101,967	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.19	$12.64	$12.21	$10.62	$9.54	N/A	N/A	N/A	N/A	N/A
End of period	$12.84	$12.19	$12.64	$12.21	$10.62	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	107,861	174,549	169,605	181,494	35,033	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.79	$12.25	$11.87	$9.85	$8.78	N/A	N/A	N/A	N/A	N/A
End of period	$12.45	$11.79	$12.25	$11.87	$9.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	108,901	244,274	218,066	205,631	171,524	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.72	$16.37	$16.30	$14.57	$13.35	$13.95	N/A	N/A	N/A	N/A
End of period	$16.37	$15.72	$16.37	$16.30	$14.57	$13.35	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	61,505	83,979	102,174	111,308	91,891	26,037	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.09	$16.76	$16.75	$15.16	$13.87	$14.68	$13.07	N/A	N/A	N/A
End of period	$16.63	$16.09	$16.76	$16.75	$15.16	$13.87	$14.68	N/A	N/A	N/A
Accumulation units outstanding at the end of period	453,763	581,669	568,595	735,635	722,544	622,048	115,393	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.09	$16.72	$16.71	$15.42	$14.16	$15.11	N/A	N/A	N/A	N/A
End of period	$16.45	$16.09	$16.72	$16.71	$15.42	$14.16	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	186,905	214,706	458,454	657,899	477,903	405,771	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$34.60	$36.96	$36.60	$28.56	$25.55	$26.62	$19.98	$15.01	$24.77	$22.50
End of period	$35.94	$34.60	$36.96	$36.60	$28.56	$25.55	$26.62	$19.98	$15.01	$24.77
Accumulation units outstanding at the end of period	40,812	51,229	40,194	57,419	31,901	15,021	24,585	10,852	14,769	20,083

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.90	$17.88	$18.17	$13.77	$11.92	$12.47	$10.01	$7.63	$11.62	$12.60
End of period	$19.33	$15.90	$17.88	$18.17	$13.77	$11.92	$12.47	$10.01	$7.63	$11.62
Accumulation units outstanding at the end of period	43,905	49,433	51,477	66,327	53,010	73,504	37,025	29,581	30,857	10,162

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.71	$11.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.34	$11.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	154,097	54,667	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.48	$16.30	$14.43	$11.09	$9.96	$10.27	N/A	N/A	N/A	N/A
End of period	$17.99	$15.48	$16.30	$14.43	$11.09	$9.96	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	152,887	198,413	174,616	181,208	163,487	205,955	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.79	$10.41	$10.48	$10.99	$10.58	$10.33	N/A	N/A	N/A	N/A
End of period	$9.84	$9.79	$10.41	$10.48	$10.99	$10.58	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	141,052	102,393	80,794	71,659	237,968	116,120	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.45	$12.68	$12.68	$10.10	$8.72	$11.02	N/A	N/A	N/A	N/A
End of period	$12.45	$12.45	$12.68	$12.68	$10.10	$8.72	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	45,737	63,794	58,397	70,086	56,278	82,276	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.34	$12.52	$12.25	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.03	$12.34	$12.52	$12.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,669	69,132	46,505	48,762	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$15.95	$16.08	$14.86	$11.38	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.41	$15.95	$16.08	$14.86	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	183,053	330,627	270,090	253,933	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.01	$11.78	$12.37	$10.40	$9.02	$10.72	N/A	N/A	N/A	N/A
End of period	$11.15	$11.01	$11.78	$12.37	$10.40	$9.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	136,094	116,481	87,547	85,671	52,269	42,306	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.13	$10.70	$11.86	$10.89	$9.45	$11.23	N/A	N/A	N/A	N/A
End of period	$10.44	$10.13	$10.70	$11.86	$10.89	$9.45	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	81,990	110,188	76,423	73,024	58,455	22,634	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.41	$11.77	$11.77	$10.48	$9.74	$10.31	N/A	N/A	N/A	N/A
End of period	$11.65	$11.41	$11.77	$11.77	$10.48	$9.74	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	341,747	604,357	358,379	368,296	242,082	116,110	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.80	$9.07	$10.77	$10.02	$10.12	$11.12	$9.64	$6.55	$13.66	N/A
End of period	$8.45	$6.80	$9.07	$10.77	$10.02	$10.12	$11.12	$9.64	$6.55	N/A
Accumulation units outstanding at the end of period	137,970	186,796	159,409	229,953	202,606	149,634	52,327	26,375	30,655	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$39.89	$38.23	$35.75	$26.19	$24.10	$24.36	$22.01	$16.62	$28.62	$26.56
End of period	$39.36	$39.89	$38.23	$35.75	$26.19	$24.10	$24.36	$22.01	$16.62	$28.62
Accumulation units outstanding at the end of period	25,672	54,150	33,004	17,200	20,381	14,456	42,095	—	263	6,767

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.34	$15.42	$14.63	$12.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.64	$12.34	$15.42	$14.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	36,721	63,289	108,069	65,048	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.76	$13.19	$13.36	$11.77	$10.60	$11.33	$10.58	$8.80	$12.49	$11.78
End of period	$13.25	$12.76	$13.19	$13.36	$11.77	$10.60	$11.33	$10.58	$8.80	$12.49
Accumulation units outstanding at the end of period	71,617	138,138	74,966	87,763	81,044	65,739	53,411	—	666	19,920

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.18	$12.86	$14.64	$12.27	$10.66	$12.46	$11.79	$9.22	$16.91	$15.38
End of period	$11.97	$12.18	$12.86	$14.64	$12.27	$10.66	$12.46	$11.79	$9.22	$16.91
Accumulation units outstanding at the end of period	9,992	24,796	10,217	22,324	30,069	30,322	14,481	37,626	48,566	61,714

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$23.85	$24.80	$22.99	$17.32	$15.51	$15.92	$14.49	$11.03	$18.41	$18.64
End of period	$26.71	$23.85	$24.80	$22.99	$17.32	$15.51	$15.92	$14.49	$11.03	$18.41
Accumulation units outstanding at the end of period	25,660	18,878	20,782	30,967	5,316	5,821	32,926	—	—	7,243

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	19,978	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.95	$13.39	$14.20	$11.69	$10.16	$11.18	$10.36	N/A	N/A	N/A
End of period	$12.17	$11.95	$13.39	$14.20	$11.69	$10.16	$11.18	N/A	N/A	N/A
Accumulation units outstanding at the end of period	326,714	451,984	477,282	496,622	603,360	503,966	270,295	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.76	$11.68	$11.58	$9.51	$8.35	$8.62	$7.95	$6.22	$9.92	N/A
End of period	$11.99	$10.76	$11.68	$11.58	$9.51	$8.35	$8.62	$7.95	$6.22	N/A
Accumulation units outstanding at the end of period	130,809	174,197	312,348	313,513	331,005	313,279	341,295	242,697	257,481	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.73	$10.59	$11.04	$8.62	$7.19	$7.80	$7.41	$5.77	$9.89	N/A
End of period	$10.57	$9.73	$10.59	$11.04	$8.62	$7.19	$7.80	$7.41	$5.77	N/A
Accumulation units outstanding at the end of period	45,548	78,451	89,819	156,240	73,297	58,493	39,085	73,181	96,212	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.89	$11.57	$11.83	$11.64	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.11	$10.89	$11.57	$11.83	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	56,833	85,884	97,116	99,896	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.40	$13.62	$13.44	$12.00	$10.89	$10.81	$9.78	$7.49	$10.85	N/A
End of period	$13.90	$12.40	$13.62	$13.44	$12.00	$10.89	$10.81	$9.78	$7.49	N/A
Accumulation units outstanding at the end of period	104,123	260,438	218,680	142,360	119,897	94,091	52,671	69,948	104,229	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.82	$9.63	$10.83	$8.32	$6.66	$7.92	N/A	N/A	N/A	N/A
End of period	$9.53	$9.82	$9.63	$10.83	$8.32	$6.66	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	76,809	104,605	69,772	76,771	99,159	65,212	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.09	$11.84	$11.24	$8.92	$7.99	$8.19	$7.48	$6.01	$9.85	N/A
End of period	$12.60	$11.09	$11.84	$11.24	$8.92	$7.99	$8.19	$7.48	$6.01	N/A
Accumulation units outstanding at the end of period	—	33,476	69,048	69,408	45,271	47,069	48,002	48,147	76,229	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$23.63	$23.97	$23.15	$23.82	$22.51	$21.57	$20.40	$18.19	$19.53	$18.59
End of period	$23.70	$23.63	$23.97	$23.15	$23.82	$22.51	$21.57	$20.40	$18.19	$19.53
Accumulation units outstanding at the end of period	20,884	58,573	51,295	29,009	121,753	102,520	37,882	19,207	2,723	12,657

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.66	$12.38	$13.26	$14.65	$12.42	$13.27	$11.64	$9.64	N/A	N/A
End of period	$11.42	$10.66	$12.38	$13.26	$14.65	$12.42	$13.27	$11.64	N/A	N/A
Accumulation units outstanding at the end of period	35,880	43,197	48,776	55,847	48,692	40,896	99,982	14,048	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.79	$19.90	$17.91	$13.74	$11.85	$12.91	$10.56	$8.11	$12.92	$12.80
End of period	$19.85	$17.79	$19.90	$17.91	$13.74	$11.85	$12.91	$10.56	$8.11	$12.92
Accumulation units outstanding at the end of period	12,590	37,971	37,388	37,535	19,448	54,305	9,310	4,596	15,778	13,354

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.55	$13.00	$11.62	$8.81	$7.50	$8.55	$8.01	$6.53	$10.67	N/A
End of period	$13.30	$12.55	$13.00	$11.62	$8.81	$7.50	$8.55	$8.01	$6.53	N/A
Accumulation units outstanding at the end of period	8,563	132,604	115,490	8,478	38,687	6,471	6,345	6,220	5,889	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.17	$7.69	$7.03	$7.33	$6.04	$8.53	$7.43	$4.15	N/A	N/A
End of period	$6.81	$7.17	$7.69	$7.03	$7.33	$6.04	$8.53	$7.43	N/A	N/A
Accumulation units outstanding at the end of period	79,266	125,292	185,919	266,587	214,261	137,542	85,994	109,890	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.74	$16.18	$14.32	$14.19	$11.26	$12.23	$10.63	$8.16	$12.93	$15.49
End of period	$15.84	$15.74	$16.18	$14.32	$14.19	$11.26	$12.23	$10.63	$8.16	$12.93
Accumulation units outstanding at the end of period	54,505	123,056	64,590	70,230	118,930	34,535	39,689	28,338	30,398	43,456

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.16	$18.87	$19.17	$16.40	$14.43	$15.77	$14.30	$10.63	$18.32	$16.99
End of period	$17.62	$18.16	$18.87	$19.17	$16.40	$14.43	$15.77	$14.30	$10.63	$18.32
Accumulation units outstanding at the end of period	27,511	29,188	22,039	34,875	16,142	14,439	20,438	15,619	21,215	28,926

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.19	$25.97	$24.20	$18.82	$17.78	$19.19	$15.88	$11.58	$19.31	$20.19
End of period	$26.28	$23.19	$25.97	$24.20	$18.82	$17.78	$19.19	$15.88	$11.58	$19.31
Accumulation units outstanding at the end of period	13,755	27,772	9,514	8,677	9,019	6,326	15,450	—	1,091	10,022

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.57	$24.44	$23.04	$16.79	$14.53	$15.00	$12.10	$9.14	$15.43	$14.11
End of period	$25.82	$23.57	$24.44	$23.04	$16.79	$14.53	$15.00	$12.10	$9.14	$15.43
Accumulation units outstanding at the end of period	21,199	77,090	41,381	38,995	32,830	27,423	12,963	5,801	7,699	15,615

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$37.85	$37.41	$34.25	$24.55	$21.50	$23.26	$18.86	$13.43	$24.61	$23.21
End of period	$37.37	$37.85	$37.41	$34.25	$24.55	$21.50	$23.26	$18.86	$13.43	$24.61
Accumulation units outstanding at the end of period	22,468	80,606	19,115	18,859	6,737	2,910	—	—	4,593	1,584

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.09	$19.35	$18.69	$19.72	$19.37	$17.96	$17.03	$16.72	$15.98	$15.30
End of period	$19.02	$19.09	$19.35	$18.69	$19.72	$19.37	$17.96	$17.03	$16.72	$15.98
Accumulation units outstanding at the end of period	161,250	202,757	62,071	75,295	227,475	124,563	12,730	—	—	12,879

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.75	$12.21	$13.12	$13.51	$11.26	$13.93	$11.64	$6.90	$14.06	N/A
End of period	$11.43	$9.75	$12.21	$13.12	$13.51	$11.26	$13.93	$11.64	$6.90	N/A
Accumulation units outstanding at the end of period	22,666	40,842	64,120	83,899	65,017	63,865	80,951	58,050	34,097	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.04	$12.55	$11.80	$9.41	$8.26	$8.59	$7.51	$6.14	$9.80	N/A
End of period	$13.26	$12.04	$12.55	$11.80	$9.41	$8.26	$8.59	$7.51	$6.14	N/A
Accumulation units outstanding at the end of period	4,711	28,548	—	—	—	—	35,746	117,386	117,386	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.40	$13.66	$13.17	$13.78	$13.54	$12.87	$12.37	$11.91	$11.69	$11.19
End of period	$13.41	$13.40	$13.66	$13.17	$13.78	$13.54	$12.87	$12.37	$11.91	$11.69
Accumulation units outstanding at the end of period	22,047	23,633	9,095	1,341	15,654	8,460	4,798	—	1,246	5,419

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.46	$7.39	$7.13	$6.00	$5.08	$5.34	$4.44	$3.60	$6.07	$5.92
End of period	$9.05	$7.46	$7.39	$7.13	$6.00	$5.08	$5.34	$4.44	$3.60	$6.07
Accumulation units outstanding at the end of period	—	—	16,492	63,528	44,702	9,897	18,720	10,677	29,759	2,176

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$21.87	$21.03	$19.32	$13.94	$11.49	$10.98	$9.11	$6.97	N/A	N/A
End of period	$22.81	$21.87	$21.03	$19.32	$13.94	$11.49	$10.98	$9.11	N/A	N/A
Accumulation units outstanding at the end of period	75,637	91,588	81,399	66,407	47,858	4,689	14,575	5,690	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$13.92	$14.26	$13.22	$10.31	$9.44	$8.14	$6.65	$5.84	$11.02	$11.11
End of period	$15.83	$13.92	$14.26	$13.22	$10.31	$9.44	$8.14	$6.65	$5.84	$11.02
Accumulation units outstanding at the end of period	85,356	88,366	115,859	71,295	22,321	32,005	—	—	4,772	88,565

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.72	$9.28	$9.81	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.35	$7.72	$9.28	$9.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	34,745	62,079	32,755	49,201	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.59	$14.11	$14.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.10	$13.59	$14.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,870	29,365	15,146	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.06	$11.39	$10.25	$7.83	$6.32	$7.39	$6.63	$5.69	$11.73	$14.46
End of period	$13.48	$11.06	$11.39	$10.25	$7.83	$6.32	$7.39	$6.63	$5.69	$11.73
Accumulation units outstanding at the end of period	150,280	195,875	214,106	224,403	84,707	133,444	92,645	20,238	32,658	1,260

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.37	$18.17	$16.68	$14.99	$12.42	$13.78	$12.23	$9.50	$18.80	$17.22
End of period	$17.20	$16.37	$18.17	$16.68	$14.99	$12.42	$13.78	$12.23	$9.50	$18.80
Accumulation units outstanding at the end of period	24,680	33,069	13,230	13,114	10,798	55,632	4,851	52,939	74,600	124,767

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.45	$24.31	$19.78	$14.29	$12.28	$11.27	$11.05	$9.30	$12.33	$11.67
End of period	$24.04	$25.45	$24.31	$19.78	$14.29	$12.28	$11.27	$11.05	$9.30	$12.33
Accumulation units outstanding at the end of period	128,623	265,323	204,123	176,019	51,260	4,396	26,643	12,240	23,291	1,655

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.46	$12.88	$12.45	$10.24	$9.15	$9.52	$8.37	$6.81	$9.88	N/A
End of period	$13.70	$12.46	$12.88	$12.45	$10.24	$9.15	$9.52	$8.37	$6.81	N/A
Accumulation units outstanding at the end of period	41,471	44,889	—	88,568	107,490	106,866	89,423	88,094	91,912	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$15.95	$16.42	$17.80	$14.93	$12.88	$14.94	$14.24	$11.22	$20.01	$18.45
End of period	$15.80	$15.95	$16.42	$17.80	$14.93	$12.88	$14.94	$14.24	$11.22	$20.01
Accumulation units outstanding at the end of period	41,796	66,632	22,359	16,502	13,202	11,168	2,750	16,780	25,456	34,279

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.38	$17.20	$15.73	$12.16	$10.49	$10.90	$9.48	$7.77	$13.77	$13.83
End of period	$18.05	$16.38	$17.20	$15.73	$12.16	$10.49	$10.90	$9.48	$7.77	$13.77
Accumulation units outstanding at the end of period	28,292	128,552	137,041	149,529	154,778	127,700	294,319	482,054	555,138	597,406

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.86	$20.93	$18.00	$12.98	$11.05	$11.03	$9.58	$7.27	$12.66	$10.83
End of period	$22.11	$20.86	$20.93	$18.00	$12.98	$11.05	$11.03	$9.58	$7.27	$12.66
Accumulation units outstanding at the end of period	19,843	32,154	39,035	29,674	20,363	—	—	6,028	11,601	14,071

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$25.87	$34.32	$38.98	$31.66	$30.89	$30.45	$26.03	$22.07	$36.16	$27.22
End of period	$32.33	$25.87	$34.32	$38.98	$31.66	$30.89	$30.45	$26.03	$22.07	$36.16
Accumulation units outstanding at the end of period	92,990	82,579	76,944	81,776	56,137	50,373	29,283	7,110	4,774	28,239

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.85	$15.38	$15.17	$13.71	$12.46	$12.93	N/A	N/A	N/A	N/A
End of period	$17.07	$15.85	$15.38	$15.17	$13.71	$12.46	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,073	19,156	21,083	20,143	7,421	9,451	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.77	$15.28	$14.79	$10.72	$9.78	N/A	N/A	N/A	N/A	N/A
End of period	$13.90	$13.77	$15.28	$14.79	$10.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,599	53,461	24,774	10,479	3,360	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.22	$25.34	$23.62	$18.08	$15.70	$16.33	$13.22	$9.75	$15.90	$15.07
End of period	$28.58	$24.22	$25.34	$23.62	$18.08	$15.70	$16.33	$13.22	$9.75	$15.90
Accumulation units outstanding at the end of period	55,384	63,081	58,672	60,601	44,931	30,655	22,834	—	1,268	20,661

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$16.98	$17.14	$15.43	$11.93	$10.53	$10.57	$9.40	$7.60	$12.40	$12.04
End of period	$18.57	$16.98	$17.14	$15.43	$11.93	$10.53	$10.57	$9.40	$7.60	$12.40
Accumulation units outstanding at the end of period	347,787	239,864	153,173	246,759	182,524	81,326	10,452	10,181	5,564	44,451

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.71	$15.77	$15.51	$11.54	$10.32	$11.38	N/A	N/A	N/A	N/A
End of period	$19.42	$14.71	$15.77	$15.51	$11.54	$10.32	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	57,840	50,946	58,482	67,554	39,167	41,625	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.57	$21.95	$21.35	$15.70	$13.80	$14.68	$11.83	$9.46	$14.80	$15.39
End of period	$25.44	$20.57	$21.95	$21.35	$15.70	$13.80	$14.68	$11.83	$9.46	$14.80
Accumulation units outstanding at the end of period	51,344	56,369	40,934	30,199	37,599	14,791	7,773	—	1,245	13,719

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.83	$10.56	$8.92	$7.19	$6.59	$6.73	$6.11	$3.80	$6.83	$6.07
End of period	$12.06	$10.83	$10.56	$8.92	$7.19	$6.59	$6.73	$6.11	$3.80	$6.83
Accumulation units outstanding at the end of period	250,368	309,996	284,971	259,138	186,599	179,173	144,462	8,677	30,044	11,456

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.78	$12.54	$12.81	$9.47	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.64	$11.78	$12.54	$12.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,738	3,073	36,145	29,391	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.21	$10.53	$10.22	$10.41	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.62	$10.21	$10.53	$10.22	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,904	62,291	114,179	55,387	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.23	$17.88	$17.87	$14.41	$12.17	$13.50	$11.91	$8.70	$14.98	$14.34
End of period	$17.93	$18.23	$17.88	$17.87	$14.41	$12.17	$13.50	$11.91	$8.70	$14.98
Accumulation units outstanding at the end of period	99,175	110,443	71,757	84,350	44,928	59,467	43,435	5,738	8,671	36,680

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.65	$13.29	$13.10	$14.68	$13.78	$12.56	$11.87	$10.31	$10.90	N/A
End of period	$13.07	$12.65	$13.29	$13.10	$14.68	$13.78	$12.56	$11.87	$10.31	N/A
Accumulation units outstanding at the end of period	160,663	225,702	128,936	130,878	303,172	286,275	126,801	47,483	63,774	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.47	$18.73	$18.34	$19.07	$17.96	$17.44	$16.51	$14.56	$14.76	$13.89
End of period	$18.64	$18.47	$18.73	$18.34	$19.07	$17.96	$17.44	$16.51	$14.56	$14.76
Accumulation units outstanding at the end of period	202,365	265,392	216,563	231,392	460,104	130,354	97,381	89,457	84,167	63,150

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.24	$10.56	$10.73	$10.47	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.01	$10.24	$10.56	$10.73	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	154,517	264,590	335,046	464,640	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.78	$18.34	$18.65	$17.55	$15.31	$14.89	$13.11	$9.12	$13.41	$13.81
End of period	$19.29	$16.78	$18.34	$18.65	$17.55	$15.31	$14.89	$13.11	$9.12	$13.41
Accumulation units outstanding at the end of period	259,700	184,400	146,967	178,976	216,500	191,529	41,419	9,378	7,056	51,673

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.63	$16.20	$14.93	$10.78	$9.42	$10.36	N/A	N/A	N/A	N/A
End of period	$18.31	$14.63	$16.20	$14.93	$10.78	$9.42	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	58,229	4,213	20,471	32,270	4,668	—	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.52	$15.32	$14.73	$10.92	$9.29	$10.28	N/A	N/A	N/A	N/A
End of period	$18.62	$14.52	$15.32	$14.73	$10.92	$9.29	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	42,354	4,304	3,781	22,113	29,694	25,458	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,866	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$24.80	$27.66	$25.03	$18.17	$16.00	$17.19	$14.90	$10.49	$20.24	$21.84
End of period	$29.63	$24.80	$27.66	$25.03	$18.17	$16.00	$17.19	$14.90	$10.49	$20.24
Accumulation units outstanding at the end of period	7,820	3,058	21,171	—	—	41,324	—	9,086	11,664	8,724

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.04	$14.35	$14.52	$10.43	$8.16	$10.12	$8.16	N/A	N/A	N/A
End of period	$14.92	$14.04	$14.35	$14.52	$10.43	$8.16	$10.12	N/A	N/A	N/A
Accumulation units outstanding at the end of period	19,754	31,697	34,442	44,497	45,586	16,759	48,806	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.20	$19.52	$17.37	$12.31	$10.79	$10.37	$9.28	$6.66	N/A	N/A
End of period	$19.72	$18.20	$19.52	$17.37	$12.31	$10.79	$10.37	$9.28	N/A	N/A
Accumulation units outstanding at the end of period	748,031	948,046	843,110	718,051	150,521	385,190	292,062	85,085	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.20	$20.33	$18.80	$13.39	$11.69	N/A	N/A	N/A	N/A	N/A
End of period	$20.97	$20.20	$20.33	$18.80	$13.39	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	98,665	201,376	132,270	110,985	117,246	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.36	$17.56	$15.72	$12.24	$11.05	$10.00	N/A	N/A	N/A	N/A
End of period	$20.08	$17.36	$17.56	$15.72	$12.24	$11.05	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	290,218	402,258	330,178	286,803	200,326	184,920	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.33	$21.66	$18.68	$12.68	$11.32	$10.82	$9.63	N/A	N/A	N/A
End of period	$18.95	$18.33	$21.66	$18.68	$12.68	$11.32	$10.82	N/A	N/A	N/A
Accumulation units outstanding at the end of period	31,850	110,535	164,342	128,911	63,117	56,457	5,872	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.10	$19.49	$18.62	$15.07	$13.25	$14.16	$12.32	$9.57	$16.01	$14.93
End of period	$19.88	$19.10	$19.49	$18.62	$15.07	$13.25	$14.16	$12.32	$9.57	$16.01
Accumulation units outstanding at the end of period	97,303	240,549	200,510	131,822	155,303	34,898	49,680	—	—	70,658

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.74	$13.18	$13.01	$12.67	$11.86	$11.71	$10.97	$9.84	N/A	N/A
End of period	$13.14	$12.74	$13.18	$13.01	$12.67	$11.86	$11.71	$10.97	N/A	N/A
Accumulation units outstanding at the end of period	236,416	266,490	218,112	238,998	431,233	323,451	67,771	54,038	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.09	$19.48	$18.77	$15.59	$13.76	$14.47	$12.68	$10.08	$15.88	$14.88
End of period	$19.86	$19.09	$19.48	$18.77	$15.59	$13.76	$14.47	$12.68	$10.08	$15.88
Accumulation units outstanding at the end of period	224,239	294,379	401,611	324,529	271,446	306,148	51,769	—	13,924	123,727

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.20	$14.62	$14.32	$13.20	$12.12	$12.24	$11.19	$9.61	$12.42	N/A
End of period	$14.73	$14.20	$14.62	$14.32	$13.20	$12.12	$12.24	$11.19	$9.61	N/A
Accumulation units outstanding at the end of period	12,057	252,703	209,975	211,767	309,066	285,769	158,236	27,898	—	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$17.86	$18.32	$17.85	$15.69	$14.04	$14.48	$13.03	$10.74	$15.09	$14.14
End of period	$18.52	$17.86	$18.32	$17.85	$15.69	$14.04	$14.48	$13.03	$10.74	$15.09
Accumulation units outstanding at the end of period	794,500	1,342,568	1,111,043	1,272,584	1,121,807	511,330	483,035	72,236	79,352	99,945

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.90	$11.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.46	$9.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,162	8,515	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.48	$18.19	$15.98	$10.72	$8.96	$9.65	N/A	N/A	N/A	N/A
End of period	$18.24	$16.48	$18.19	$15.98	$10.72	$8.96	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	20,110	63,144	63,148	55,523	23,526	20,907	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$50.79	$46.71	$43.75	$32.12	$27.52	$28.35	$24.72	$17.54	$31.24	$28.89
End of period	$50.60	$50.79	$46.71	$43.75	$32.12	$27.52	$28.35	$24.72	$17.54	$31.24
Accumulation units outstanding at the end of period	88,330	252,044	175,685	162,182	126,007	141,085	113,640	98,713	2,215	38,253

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$77.27	$73.89	$66.68	$49.73	$44.58	$46.05	$36.67	$25.43	$43.62	$37.89
End of period	$80.51	$77.27	$73.89	$66.68	$49.73	$44.58	$46.05	$36.67	$25.43	$43.62
Accumulation units outstanding at the end of period	46,308	87,266	76,942	63,299	25,727	11,426	8,396	1,418	2,261	17,969

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.91	$10.06	$10.20	$10.37	$10.31	$10.35	$10.24	$9.69	$10.49	N/A
End of period	$9.88	$9.91	$10.06	$10.20	$10.37	$10.31	$10.35	$10.24	$9.69	N/A
Accumulation units outstanding at the end of period	239,396	343,600	172,690	72,843	212,126	228,063	93,178	38,956	17,858	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.06	$23.92	$21.50	$15.96	$13.62	$14.16	$12.44	$9.24	$15.80	$15.95
End of period	$25.10	$23.06	$23.92	$21.50	$15.96	$13.62	$14.16	$12.44	$9.24	$15.80
Accumulation units outstanding at the end of period	35,621	165,912	107,418	110,552	42,405	31,710	8,177	—	10,722	34,488

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.35	$37.36	$34.62	$29.54	$27.31	$26.93	$24.74	$21.04	$27.02	$25.60
End of period	$39.57	$36.35	$37.36	$34.62	$29.54	$27.31	$26.93	$24.74	$21.04	$27.02
Accumulation units outstanding at the end of period	169,952	213,512	248,008	233,160	149,918	59,376	48,783	—	1,397	23,906

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.13	$11.33	$11.53	$11.74	$11.95	$12.17	$12.39	$12.60	$12.55	$12.20
End of period	$10.93	$11.13	$11.33	$11.53	$11.74	$11.95	$12.17	$12.39	$12.60	$12.55
Accumulation units outstanding at the end of period	659,338	684,143	589,928	754,511	557,281	311,714	104,805	107,186	110,275	112,085

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.56	$30.01	$27.44	$21.32	$18.66	$19.39	$17.37	$14.26	$21.78	$20.57
End of period	$31.82	$28.56	$30.01	$27.44	$21.32	$18.66	$19.39	$17.37	$14.26	$21.78
Accumulation units outstanding at the end of period	49,814	64,918	69,308	47,296	35,848	10,304	53,295	15,541	20,147	31,864

Accumulation Unit Values
Contract with Endorsements - 1.80%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.44	$17.05	$17.07	$15.88	$14.57	$15.69	$13.79	N/A	N/A	N/A
End of period	$16.67	$16.44	$17.05	$17.07	$15.88	$14.57	$15.69	N/A	N/A	N/A
Accumulation units outstanding at the end of period	35,579	55,463	74,322	91,134	111,125	136,012	112,523	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$10.96	$11.46	$11.12	$9.12	$8.11	$8.52	$7.70	$6.25	$10.47	N/A
End of period	$11.64	$10.96	$11.46	$11.12	$9.12	$8.11	$8.52	$7.70	$6.25	N/A
Accumulation units outstanding at the end of period	72,206	95,870	113,748	118,277	115,465	129,453	118,725	124,950	110,741	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.18	$12.63	$12.21	$10.62	$9.54	$9.64	$8.84	$7.58	$10.52	N/A
End of period	$12.84	$12.18	$12.63	$12.21	$10.62	$9.54	$9.64	$8.84	$7.58	N/A
Accumulation units outstanding at the end of period	222,776	240,824	220,783	204,538	192,245	195,434	209,748	188,628	178,876	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.79	$12.25	$11.87	$9.85	$8.78	$9.02	$8.10	$6.72	$10.49	N/A
End of period	$12.45	$11.79	$12.25	$11.87	$9.85	$8.78	$9.02	$8.10	$6.72	N/A
Accumulation units outstanding at the end of period	135,172	142,647	118,727	110,720	107,327	155,276	130,022	141,535	131,522	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.71	$16.36	$16.30	$14.57	$13.35	$13.95	$12.56	N/A	N/A	N/A
End of period	$16.36	$15.71	$16.36	$16.30	$14.57	$13.35	$13.95	N/A	N/A	N/A
Accumulation units outstanding at the end of period	49,207	55,415	69,601	72,695	61,184	52,643	19,391	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.08	$16.76	$16.74	$15.16	$13.86	$14.68	$13.07	N/A	N/A	N/A
End of period	$16.62	$16.08	$16.76	$16.74	$15.16	$13.86	$14.68	N/A	N/A	N/A
Accumulation units outstanding at the end of period	36,209	48,126	59,862	63,619	91,551	76,321	68,305	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.08	$16.72	$16.71	$15.42	$14.16	$15.11	$13.39	N/A	N/A	N/A
End of period	$16.44	$16.08	$16.72	$16.71	$15.42	$14.16	$15.11	N/A	N/A	N/A
Accumulation units outstanding at the end of period	217,026	269,466	283,450	284,809	309,503	277,092	224,413	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$34.57	$36.92	$36.57	$28.54	$25.53	$26.60	$19.97	$15.01	$24.76	$22.49
End of period	$35.90	$34.57	$36.92	$36.57	$28.54	$25.53	$26.60	$19.97	$15.01	$24.76
Accumulation units outstanding at the end of period	101,038	121,906	137,085	159,773	155,671	249,687	191,137	210,008	205,368	169,983

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.89	$17.87	$18.17	$13.76	$11.91	$12.47	$10.01	$7.63	$11.62	$12.60
End of period	$19.32	$15.89	$17.87	$18.17	$13.76	$11.91	$12.47	$10.01	$7.63	$11.62
Accumulation units outstanding at the end of period	91,852	96,537	140,835	164,746	161,685	212,799	189,696	195,802	144,173	120,636

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.70	$11.93	$11.65	$10.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.34	$11.70	$11.93	$11.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	206,679	166,681	121,742	101,992	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.47	$16.30	$14.43	$11.09	$9.96	$10.27	N/A	N/A	N/A	N/A
End of period	$17.99	$15.47	$16.30	$14.43	$11.09	$9.96	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	213,324	154,179	154,106	97,349	88,225	87,110	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.79	$10.41	$10.48	$10.99	$10.58	$10.33	N/A	N/A	N/A	N/A
End of period	$9.84	$9.79	$10.41	$10.48	$10.99	$10.58	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	94,223	88,471	113,446	126,698	115,803	86,872	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.45	$12.68	$12.68	$10.10	$8.72	$11.02	N/A	N/A	N/A	N/A
End of period	$12.44	$12.45	$12.68	$12.68	$10.10	$8.72	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	21,256	31,324	20,308	23,795	20,052	18,375	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.34	$12.52	$12.24	$10.71	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.02	$12.34	$12.52	$12.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	133,566	82,715	56,325	27,861	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$15.95	$16.08	$14.86	$11.38	$9.91	$10.33	N/A	N/A	N/A	N/A
End of period	$17.40	$15.95	$16.08	$14.86	$11.38	$9.91	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	178,508	178,395	179,261	170,621	94,414	75,017	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.01	$11.78	$12.37	$10.40	$9.02	$10.72	N/A	N/A	N/A	N/A
End of period	$11.15	$11.01	$11.78	$12.37	$10.40	$9.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	103,399	119,550	74,741	44,501	37,413	34,184	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.13	$10.69	$11.86	$10.89	$9.45	$11.23	N/A	N/A	N/A	N/A
End of period	$10.44	$10.13	$10.69	$11.86	$10.89	$9.45	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	68,979	74,885	60,332	48,457	46,427	43,540	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.03	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,679	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.41	$11.77	$11.77	$10.48	$9.74	$10.31	N/A	N/A	N/A	N/A
End of period	$11.65	$11.41	$11.77	$11.77	$10.48	$9.74	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	312,111	377,411	427,027	381,725	295,853	164,412	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.79	$9.07	$10.77	$10.01	$10.12	$11.12	$9.64	$6.55	$13.66	N/A
End of period	$8.44	$6.79	$9.07	$10.77	$10.01	$10.12	$11.12	$9.64	$6.55	N/A
Accumulation units outstanding at the end of period	560,345	596,333	700,896	719,973	778,625	811,107	818,120	753,812	444,154	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$39.85	$38.19	$35.71	$26.16	$24.08	$24.34	$21.99	$16.61	$28.60	$26.54
End of period	$39.32	$39.85	$38.19	$35.71	$26.16	$24.08	$24.34	$21.99	$16.61	$28.60
Accumulation units outstanding at the end of period	141,426	117,212	97,476	92,036	107,081	109,079	126,205	136,424	106,841	80,304

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.34	$15.42	$14.62	$12.06	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$13.64	$12.34	$15.42	$14.62	$12.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	94,415	78,153	129,067	72,762	27,618	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.75	$13.18	$13.35	$11.76	$10.59	$11.32	$10.58	$8.79	$12.48	$11.77
End of period	$13.24	$12.75	$13.18	$13.35	$11.76	$10.59	$11.32	$10.58	$8.79	$12.48
Accumulation units outstanding at the end of period	179,194	214,560	244,203	257,296	290,656	332,985	376,230	465,937	446,830	287,543

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.17	$12.85	$14.63	$12.26	$10.65	$12.45	$11.78	$9.22	$16.90	$15.37
End of period	$11.96	$12.17	$12.85	$14.63	$12.26	$10.65	$12.45	$11.78	$9.22	$16.90
Accumulation units outstanding at the end of period	230,104	267,231	325,789	314,906	325,051	326,674	335,597	394,954	463,956	421,596

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$23.83	$24.78	$22.97	$17.30	$15.50	$15.91	$14.48	$11.02	$18.40	$18.63
End of period	$26.68	$23.83	$24.78	$22.97	$17.30	$15.50	$15.91	$14.48	$11.02	$18.40
Accumulation units outstanding at the end of period	52,435	88,566	100,150	87,466	100,439	97,913	77,643	97,303	50,877	64,340

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	95,880	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.94	$13.38	$14.20	$11.69	$10.15	$11.18	$10.36	N/A	N/A	N/A
End of period	$12.16	$11.94	$13.38	$14.20	$11.69	$10.15	$11.18	N/A	N/A	N/A
Accumulation units outstanding at the end of period	315,473	463,507	634,508	645,080	656,051	668,656	567,403	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.76	$11.68	$11.58	$9.51	$8.35	$8.62	$7.95	$6.22	$9.92	N/A
End of period	$11.99	$10.76	$11.68	$11.58	$9.51	$8.35	$8.62	$7.95	$6.22	N/A
Accumulation units outstanding at the end of period	1,112,737	1,227,920	1,306,703	1,239,564	1,344,487	1,428,421	1,551,357	1,864,043	2,100,692	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.72	$10.58	$11.03	$8.62	$7.19	$7.79	$7.41	$5.77	$9.89	N/A
End of period	$10.56	$9.72	$10.58	$11.03	$8.62	$7.19	$7.79	$7.41	$5.77	N/A
Accumulation units outstanding at the end of period	177,591	191,523	232,517	179,927	162,932	151,515	221,514	231,214	182,127	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.89	$11.57	$11.83	$11.64	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.11	$10.89	$11.57	$11.83	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	102,303	123,769	166,208	148,657	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.39	$13.62	$13.44	$11.99	$10.88	$10.81	$9.78	$7.49	$10.85	$10.85
End of period	$13.89	$12.39	$13.62	$13.44	$11.99	$10.88	$10.81	$9.78	$7.49	$10.85
Accumulation units outstanding at the end of period	376,781	469,685	578,521	532,116	555,638	680,836	885,767	538,051	473,888	420,179

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.82	$9.63	$10.82	$8.32	$6.66	$7.92	$6.69	$4.46	$9.86	N/A
End of period	$9.53	$9.82	$9.63	$10.82	$8.32	$6.66	$7.92	$6.69	$4.46	N/A
Accumulation units outstanding at the end of period	126,860	185,197	176,592	219,204	266,554	407,728	312,597	275,078	64,877	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.09	$11.84	$11.23	$8.92	$7.99	$8.19	$7.48	$6.01	$9.85	N/A
End of period	$12.60	$11.09	$11.84	$11.23	$8.92	$7.99	$8.19	$7.48	$6.01	N/A
Accumulation units outstanding at the end of period	309,677	360,838	351,334	281,429	283,421	239,561	219,270	247,302	242,828	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$23.61	$23.94	$23.13	$23.80	$22.49	$21.55	$20.39	$18.18	$19.52	$18.58
End of period	$23.67	$23.61	$23.94	$23.13	$23.80	$22.49	$21.55	$20.39	$18.18	$19.52
Accumulation units outstanding at the end of period	157,606	179,135	195,295	162,909	203,088	182,357	177,470	226,945	259,687	259,960

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.66	$12.38	$13.26	$14.65	$12.42	$13.27	$11.64	$9.64	N/A	N/A
End of period	$11.41	$10.66	$12.38	$13.26	$14.65	$12.42	$13.27	$11.64	N/A	N/A
Accumulation units outstanding at the end of period	29,840	33,772	47,444	54,555	76,507	111,438	191,743	60,348	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.78	$19.89	$17.90	$13.73	$11.85	$12.90	$10.56	$8.11	$12.92	$12.79
End of period	$19.84	$17.78	$19.89	$17.90	$13.73	$11.85	$12.90	$10.56	$8.11	$12.92
Accumulation units outstanding at the end of period	114,006	126,281	163,884	170,355	161,712	181,819	231,771	276,861	249,145	234,233

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.54	$12.99	$11.61	$8.81	$7.50	$8.55	$8.00	$6.53	$10.66	N/A
End of period	$13.30	$12.54	$12.99	$11.61	$8.81	$7.50	$8.55	$8.00	$6.53	N/A
Accumulation units outstanding at the end of period	78,318	86,891	106,716	89,856	67,563	52,739	62,765	69,952	93,402	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.17	$7.69	$7.03	$7.33	$6.04	$8.53	$7.43	$4.15	N/A	N/A
End of period	$6.80	$7.17	$7.69	$7.03	$7.33	$6.04	$8.53	$7.43	N/A	N/A
Accumulation units outstanding at the end of period	174,637	140,870	229,960	213,439	202,930	358,276	543,579	377,454	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.73	$16.17	$14.32	$14.18	$11.26	$12.22	$10.63	$8.16	$12.93	$15.49
End of period	$15.83	$15.73	$16.17	$14.32	$14.18	$11.26	$12.22	$10.63	$8.16	$12.93
Accumulation units outstanding at the end of period	288,304	327,284	442,845	380,035	354,192	415,480	445,706	360,008	345,060	328,185

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.14	$18.85	$19.15	$16.39	$14.41	$15.76	$14.29	$10.62	$18.31	$16.98
End of period	$17.61	$18.14	$18.85	$19.15	$16.39	$14.41	$15.76	$14.29	$10.62	$18.31
Accumulation units outstanding at the end of period	125,142	137,522	142,231	136,304	145,016	154,903	203,821	187,232	183,721	181,877

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.17	$25.94	$24.18	$18.81	$17.77	$19.18	$15.87	$11.57	$19.30	$20.18
End of period	$26.25	$23.17	$25.94	$24.18	$18.81	$17.77	$19.18	$15.87	$11.57	$19.30
Accumulation units outstanding at the end of period	82,373	90,656	144,541	109,327	126,923	131,815	161,973	243,714	266,004	287,610

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.55	$24.42	$23.02	$16.78	$14.52	$14.99	$12.09	$9.13	$15.43	$14.11
End of period	$25.80	$23.55	$24.42	$23.02	$16.78	$14.52	$14.99	$12.09	$9.13	$15.43
Accumulation units outstanding at the end of period	149,850	163,459	165,989	165,351	113,468	124,422	81,162	130,096	121,413	161,706

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$37.81	$37.37	$34.22	$24.53	$21.49	$23.25	$18.84	$13.42	$24.60	$23.20
End of period	$37.33	$37.81	$37.37	$34.22	$24.53	$21.49	$23.25	$18.84	$13.42	$24.60
Accumulation units outstanding at the end of period	55,515	89,168	82,334	79,520	62,778	57,452	54,437	56,724	38,160	50,331

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.07	$19.33	$18.67	$19.70	$19.36	$17.94	$17.02	$16.71	$15.97	$15.29
End of period	$19.00	$19.07	$19.33	$18.67	$19.70	$19.36	$17.94	$17.02	$16.71	$15.97
Accumulation units outstanding at the end of period	211,551	215,492	183,816	206,409	378,143	390,074	329,547	335,795	343,446	105,857

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.75	$12.21	$13.12	$13.51	$11.25	$13.93	$11.63	$6.90	$14.06	$10.86
End of period	$11.42	$9.75	$12.21	$13.12	$13.51	$11.25	$13.93	$11.63	$6.90	$14.06
Accumulation units outstanding at the end of period	207,584	266,269	342,794	371,322	409,548	559,140	655,720	496,438	397,673	322,728

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.04	$12.54	$11.80	$9.41	$8.26	$8.59	$7.51	$6.14	$9.80	N/A
End of period	$13.25	$12.04	$12.54	$11.80	$9.41	$8.26	$8.59	$7.51	$6.14	N/A
Accumulation units outstanding at the end of period	70,034	107,429	100,481	119,338	125,706	147,791	184,546	217,054	207,319	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.39	$13.65	$13.16	$13.77	$13.53	$12.86	$12.37	$11.91	$11.69	$11.19
End of period	$13.40	$13.39	$13.65	$13.16	$13.77	$13.53	$12.86	$12.37	$11.91	$11.69
Accumulation units outstanding at the end of period	307,753	336,511	356,134	367,777	443,041	445,318	378,288	374,878	270,990	340,773

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.46	$7.39	$7.13	$6.00	$5.08	$5.34	$4.44	$3.60	$6.07	$5.92
End of period	$9.05	$7.46	$7.39	$7.13	$6.00	$5.08	$5.34	$4.44	$3.60	$6.07
Accumulation units outstanding at the end of period	79,079	102,785	130,895	141,924	139,135	102,134	195,380	147,255	161,320	268,844

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$21.86	$21.02	$19.31	$13.93	$11.49	$10.98	$9.11	$6.96	$10.32	$11.41
End of period	$22.79	$21.86	$21.02	$19.31	$13.93	$11.49	$10.98	$9.11	$6.96	$10.32
Accumulation units outstanding at the end of period	95,555	152,224	104,366	125,620	80,506	89,683	62,365	46,068	37,206	19,656

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$13.90	$14.25	$13.21	$10.31	$9.43	$8.14	$6.65	$5.84	$11.02	$11.11
End of period	$15.82	$13.90	$14.25	$13.21	$10.31	$9.43	$8.14	$6.65	$5.84	$11.02
Accumulation units outstanding at the end of period	568,302	678,488	760,544	849,205	899,807	1,072,741	975,548	1,059,947	1,197,018	1,482,826

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.72	$9.28	$9.81	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.35	$7.72	$9.28	$9.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	119,212	110,192	132,788	104,036	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.58	$14.10	$14.86	$11.59	$10.86	$11.93	$11.90	$8.59	N/A	N/A
End of period	$13.09	$13.58	$14.10	$14.86	$11.59	$10.86	$11.93	$11.90	N/A	N/A
Accumulation units outstanding at the end of period	35,730	82,528	48,805	41,477	5,558	9,762	3,882	10,225	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.05	$11.38	$10.25	$7.82	$6.32	$7.38	$6.62	$5.68	$11.73	$14.45
End of period	$13.47	$11.05	$11.38	$10.25	$7.82	$6.32	$7.38	$6.62	$5.68	$11.73
Accumulation units outstanding at the end of period	221,664	209,088	238,926	228,245	205,931	264,755	374,466	480,320	184,078	119,208

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.36	$18.15	$16.67	$14.98	$12.41	$13.77	$12.23	$9.50	$18.79	$17.22
End of period	$17.18	$16.36	$18.15	$16.67	$14.98	$12.41	$13.77	$12.23	$9.50	$18.79
Accumulation units outstanding at the end of period	476,685	549,948	591,891	619,412	671,363	719,638	792,342	1,097,079	1,311,309	1,572,793

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.43	$24.29	$19.77	$14.28	$12.27	$11.26	$11.04	$9.29	$12.32	$11.66
End of period	$24.02	$25.43	$24.29	$19.77	$14.28	$12.27	$11.26	$11.04	$9.29	$12.32
Accumulation units outstanding at the end of period	288,806	413,897	362,060	274,231	217,072	256,124	186,077	232,216	239,584	201,812

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.46	$12.87	$12.44	$10.24	$9.15	$9.51	$8.37	$6.81	$9.88	N/A
End of period	$13.69	$12.46	$12.87	$12.44	$10.24	$9.15	$9.51	$8.37	$6.81	N/A
Accumulation units outstanding at the end of period	114,111	148,152	113,374	120,183	120,853	110,826	116,913	171,809	153,600	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$15.94	$16.41	$17.79	$14.92	$12.87	$14.93	$14.24	$11.21	$20.00	$18.45
End of period	$15.78	$15.94	$16.41	$17.79	$14.92	$12.87	$14.93	$14.24	$11.21	$20.00
Accumulation units outstanding at the end of period	401,256	406,091	421,195	416,813	409,460	372,006	364,856	419,742	432,621	486,372

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.37	$17.19	$15.72	$12.15	$10.48	$10.90	$9.48	$7.77	$13.77	$13.82
End of period	$18.04	$16.37	$17.19	$15.72	$12.15	$10.48	$10.90	$9.48	$7.77	$13.77
Accumulation units outstanding at the end of period	4,321,714	4,804,561	4,994,435	5,006,427	5,087,165	5,560,769	6,429,738	7,465,163	8,706,316	9,483,461

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.84	$20.92	$17.99	$12.98	$11.04	$11.03	$9.58	$7.27	$12.66	$10.83
End of period	$22.10	$20.84	$20.92	$17.99	$12.98	$11.04	$11.03	$9.58	$7.27	$12.66
Accumulation units outstanding at the end of period	208,606	217,160	205,940	176,310	179,821	147,697	199,074	265,340	301,982	335,992

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$25.85	$34.29	$38.95	$31.64	$30.87	$30.43	$26.02	$22.06	$36.14	$27.20
End of period	$32.30	$25.85	$34.29	$38.95	$31.64	$30.87	$30.43	$26.02	$22.06	$36.14
Accumulation units outstanding at the end of period	254,577	279,515	295,938	292,167	295,139	303,476	313,653	389,034	310,560	277,897

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.85	$15.37	$15.16	$13.70	$12.46	$12.92	$11.66	$9.56	N/A	N/A
End of period	$17.06	$15.85	$15.37	$15.16	$13.70	$12.46	$12.92	$11.66	N/A	N/A
Accumulation units outstanding at the end of period	13,565	17,559	17,223	21,262	10,884	14,091	19,918	19,657	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.76	$15.27	$14.78	$10.71	$9.78	$9.49	$8.29	$7.10	$10.75	$10.18
End of period	$13.89	$13.76	$15.27	$14.78	$10.71	$9.78	$9.49	$8.29	$7.10	$10.75
Accumulation units outstanding at the end of period	1,016,980	1,115,277	545,518	619,985	62,353	48,325	46,124	49,488	69,456	70,368

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.20	$25.32	$23.60	$18.07	$15.69	$16.33	$13.21	$9.74	$15.90	$15.06
End of period	$28.56	$24.20	$25.32	$23.60	$18.07	$15.69	$16.33	$13.21	$9.74	$15.90
Accumulation units outstanding at the end of period	355,111	333,031	341,755	410,890	400,920	425,071	414,730	398,505	392,712	434,803

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$16.97	$17.13	$15.42	$11.93	$10.53	$10.56	$9.40	$7.60	$12.40	$12.04
End of period	$18.56	$16.97	$17.13	$15.42	$11.93	$10.53	$10.56	$9.40	$7.60	$12.40
Accumulation units outstanding at the end of period	996,112	1,069,013	1,325,329	1,253,670	873,581	751,858	868,826	924,762	699,963	698,692

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.70	$15.76	$15.51	$11.53	$10.32	$11.38	$9.60	$6.05	$8.82	N/A
End of period	$19.41	$14.70	$15.76	$15.51	$11.53	$10.32	$11.38	$9.60	$6.05	N/A
Accumulation units outstanding at the end of period	140,403	116,600	187,868	167,262	164,747	170,546	151,380	132,085	67,138	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.56	$21.93	$21.34	$15.70	$13.79	$14.68	$11.83	$9.46	$14.80	$15.39
End of period	$25.42	$20.56	$21.93	$21.34	$15.70	$13.79	$14.68	$11.83	$9.46	$14.80
Accumulation units outstanding at the end of period	561,604	637,627	693,747	806,877	493,753	458,910	468,817	572,325	387,456	376,262

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.82	$10.56	$8.91	$7.19	$6.58	$6.72	$6.11	$3.79	$6.83	$6.07
End of period	$12.04	$10.82	$10.56	$8.91	$7.19	$6.58	$6.72	$6.11	$3.79	$6.83
Accumulation units outstanding at the end of period	375,208	382,918	398,250	300,493	297,848	329,215	332,712	608,366	344,287	450,832

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.78	$12.53	$12.81	$9.47	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.64	$11.78	$12.53	$12.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,806	11,453	20,732	55,918	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.21	$10.53	$10.22	$10.41	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.62	$10.21	$10.53	$10.22	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	98,047	96,039	57,355	53,900	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.22	$17.87	$17.85	$14.40	$12.16	$13.49	$11.91	$8.70	$14.97	$14.34
End of period	$17.91	$18.22	$17.87	$17.85	$14.40	$12.16	$13.49	$11.91	$8.70	$14.97
Accumulation units outstanding at the end of period	306,515	256,118	223,994	232,168	249,466	231,088	255,031	255,617	260,138	271,219

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	38,334	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.64	$13.29	$13.10	$14.67	$13.78	$12.56	$11.87	$10.31	$10.90	N/A
End of period	$13.06	$12.64	$13.29	$13.10	$14.67	$13.78	$12.56	$11.87	$10.31	N/A
Accumulation units outstanding at the end of period	392,709	439,488	502,532	581,111	895,613	934,896	755,071	762,241	891,261	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.45	$18.71	$18.32	$19.05	$17.95	$17.43	$16.50	$14.55	$14.76	$13.88
End of period	$18.62	$18.45	$18.71	$18.32	$19.05	$17.95	$17.43	$16.50	$14.55	$14.76
Accumulation units outstanding at the end of period	627,351	748,944	841,005	962,175	1,332,289	1,232,451	1,496,019	1,203,641	1,025,452	621,634

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.24	$10.56	$10.73	$10.47	$9.89	N/A	N/A	N/A	N/A	N/A
End of period	$11.01	$10.24	$10.56	$10.73	$10.47	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	199,533	247,278	284,556	240,106	49,647	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.76	$18.33	$18.64	$17.54	$15.29	$14.88	$13.10	$9.12	$13.40	$13.80
End of period	$19.27	$16.76	$18.33	$18.64	$17.54	$15.29	$14.88	$13.10	$9.12	$13.40
Accumulation units outstanding at the end of period	244,280	253,157	342,400	336,140	432,347	326,563	407,841	374,971	268,515	330,750

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.62	$16.19	$14.93	$10.77	$9.42	$10.36	$8.14	$5.62	N/A	N/A
End of period	$18.30	$14.62	$16.19	$14.93	$10.77	$9.42	$10.36	$8.14	N/A	N/A
Accumulation units outstanding at the end of period	79,373	49,883	79,679	67,341	37,777	56,056	89,390	73,196	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.52	$15.31	$14.73	$10.92	$9.29	$10.28	$8.20	$6.23	N/A	N/A
End of period	$18.61	$14.52	$15.31	$14.73	$10.92	$9.29	$10.28	$8.20	N/A	N/A
Accumulation units outstanding at the end of period	126,491	81,990	57,130	69,445	59,906	74,924	41,956	23,797	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	24,007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$24.78	$27.63	$25.01	$18.16	$15.98	$17.18	$14.89	$10.49	$20.23	$21.82
End of period	$29.60	$24.78	$27.63	$25.01	$18.16	$15.98	$17.18	$14.89	$10.49	$20.23
Accumulation units outstanding at the end of period	41,742	34,461	60,649	56,124	47,642	45,784	84,298	133,479	44,229	40,697

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.03	$14.35	$14.52	$10.43	$8.15	$10.12	$8.16	$5.92	N/A	N/A
End of period	$14.91	$14.03	$14.35	$14.52	$10.43	$8.15	$10.12	$8.16	N/A	N/A
Accumulation units outstanding at the end of period	44,097	56,985	74,461	87,714	98,690	128,288	136,145	44,295	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.20	$19.51	$17.36	$12.31	$10.78	$10.37	$9.28	$6.66	$9.92	N/A
End of period	$19.71	$18.20	$19.51	$17.36	$12.31	$10.78	$10.37	$9.28	$6.66	N/A
Accumulation units outstanding at the end of period	976,264	1,191,195	710,084	685,592	471,882	485,932	611,955	747,778	641,198	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.19	$20.32	$18.80	$13.39	$11.69	$10.77	$9.74	$6.87	$9.91	N/A
End of period	$20.96	$20.19	$20.32	$18.80	$13.39	$11.69	$10.77	$9.74	$6.87	N/A
Accumulation units outstanding at the end of period	155,784	181,349	164,538	171,628	135,157	134,563	78,487	63,522	42,352	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.36	$17.55	$15.72	$12.24	$11.04	$10.00	$8.61	$7.10	N/A	N/A
End of period	$20.07	$17.36	$17.55	$15.72	$12.24	$11.04	$10.00	$8.61	N/A	N/A
Accumulation units outstanding at the end of period	668,554	618,142	681,158	659,055	294,927	384,764	197,220	85,567	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.32	$21.65	$18.68	$12.68	$11.32	$10.82	$9.63	$6.24	$9.91	N/A
End of period	$18.95	$18.32	$21.65	$18.68	$12.68	$11.32	$10.82	$9.63	$6.24	N/A
Accumulation units outstanding at the end of period	137,686	181,258	241,985	183,083	107,798	118,980	108,998	98,481	39,973	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.08	$19.47	$18.60	$15.06	$13.24	$14.15	$12.31	$9.56	$16.00	$14.93
End of period	$19.86	$19.08	$19.47	$18.60	$15.06	$13.24	$14.15	$12.31	$9.56	$16.00
Accumulation units outstanding at the end of period	459,229	510,541	527,380	530,164	530,801	602,376	639,878	713,615	758,273	727,654

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.73	$13.17	$13.00	$12.67	$11.86	$11.71	$10.97	$9.83	$11.61	$11.12
End of period	$13.13	$12.73	$13.17	$13.00	$12.67	$11.86	$11.71	$10.97	$9.83	$11.61
Accumulation units outstanding at the end of period	557,409	671,818	663,236	664,211	662,146	623,520	806,570	793,391	682,341	374,301

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.07	$19.46	$18.76	$15.58	$13.75	$14.46	$12.68	$10.08	$15.87	$14.87
End of period	$19.84	$19.07	$19.46	$18.76	$15.58	$13.75	$14.46	$12.68	$10.08	$15.87
Accumulation units outstanding at the end of period	816,554	897,863	962,845	1,168,517	1,223,756	1,348,662	1,548,595	1,642,743	1,710,813	1,723,370

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.20	$14.62	$14.31	$13.20	$12.11	$12.23	$11.19	$9.60	$12.41	$11.73
End of period	$14.72	$14.20	$14.62	$14.31	$13.20	$12.11	$12.23	$11.19	$9.60	$12.41
Accumulation units outstanding at the end of period	671,972	754,264	837,303	849,950	885,878	935,993	884,042	896,799	838,291	585,444

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$17.84	$18.31	$17.84	$15.68	$14.03	$14.47	$13.02	$10.74	$15.08	$14.13
End of period	$18.51	$17.84	$18.31	$17.84	$15.68	$14.03	$14.47	$13.02	$10.74	$15.08
Accumulation units outstanding at the end of period	1,441,780	1,628,985	1,843,692	2,147,592	1,665,886	1,798,057	1,844,105	1,991,407	1,941,105	1,716,919

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.90	$11.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.46	$9.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	100,212	128,802	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.48	$18.18	$15.97	$10.72	$8.96	$9.64	$8.92	$6.36	$10.06	N/A
End of period	$18.23	$16.48	$18.18	$15.97	$10.72	$8.96	$9.64	$8.92	$6.36	N/A
Accumulation units outstanding at the end of period	89,494	98,633	123,312	111,781	77,247	73,340	63,653	51,211	41,761	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$50.74	$46.67	$43.71	$32.09	$27.50	$28.33	$24.70	$17.53	$31.22	$28.87
End of period	$50.55	$50.74	$46.67	$43.71	$32.09	$27.50	$28.33	$24.70	$17.53	$31.22
Accumulation units outstanding at the end of period	209,874	247,637	233,054	244,926	263,398	311,936	302,051	284,159	269,100	239,171

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$77.19	$73.82	$66.61	$49.69	$44.54	$46.02	$36.64	$25.41	$43.59	$37.86
End of period	$80.42	$77.19	$73.82	$66.61	$49.69	$44.54	$46.02	$36.64	$25.41	$43.59
Accumulation units outstanding at the end of period	156,735	176,559	177,345	171,608	181,460	243,433	233,127	207,246	205,925	188,210

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.91	$10.06	$10.20	$10.37	$10.31	$10.35	$10.24	$9.68	$10.49	$10.19
End of period	$9.87	$9.91	$10.06	$10.20	$10.37	$10.31	$10.35	$10.24	$9.68	$10.49
Accumulation units outstanding at the end of period	298,522	395,537	306,467	323,139	444,392	370,873	318,229	207,360	200,512	128,785

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.04	$23.90	$21.49	$15.95	$13.61	$14.15	$12.43	$9.23	$15.79	$15.95
End of period	$25.08	$23.04	$23.90	$21.49	$15.95	$13.61	$14.15	$12.43	$9.23	$15.79
Accumulation units outstanding at the end of period	246,245	243,523	317,307	307,141	317,399	356,672	334,567	581,296	511,178	419,876

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.31	$37.32	$34.59	$29.51	$27.29	$26.91	$24.72	$21.03	$27.01	$25.58
End of period	$39.53	$36.31	$37.32	$34.59	$29.51	$27.29	$26.91	$24.72	$21.03	$27.01
Accumulation units outstanding at the end of period	315,443	332,191	345,559	351,338	335,484	370,604	453,299	317,554	353,971	298,899

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.12	$11.32	$11.52	$11.73	$11.95	$12.16	$12.38	$12.59	$12.54	$12.19
End of period	$10.92	$11.12	$11.32	$11.52	$11.73	$11.95	$12.16	$12.38	$12.59	$12.54
Accumulation units outstanding at the end of period	884,396	1,433,544	931,674	1,459,721	1,537,903	1,173,965	1,107,208	1,196,562	2,299,781	1,194,503

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.55	$30.00	$27.44	$21.32	$18.66	$19.39	$17.37	$14.26	$21.79	$20.57
End of period	$31.80	$28.55	$30.00	$27.44	$21.32	$18.66	$19.39	$17.37	$14.26	$21.79
Accumulation units outstanding at the end of period	123,191	150,091	181,539	179,334	162,103	164,979	199,612	228,160	212,262	222,501

Accumulation Unit Values
Contract with Endorsements - 1.81%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.43	$17.04	$17.07	$15.87	$14.57	$15.68	$13.78	N/A	N/A	N/A
End of period	$16.66	$16.43	$17.04	$17.07	$15.87	$14.57	$15.68	N/A	N/A	N/A
Accumulation units outstanding at the end of period	175,001	296,219	396,406	503,369	719,530	1,013,939	835,769	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$10.95	$11.45	$11.11	$9.12	$8.10	$8.52	$7.70	$6.25	$10.47	N/A
End of period	$11.63	$10.95	$11.45	$11.11	$9.12	$8.10	$8.52	$7.70	$6.25	N/A
Accumulation units outstanding at the end of period	50,026	212,549	242,308	276,595	274,514	294,114	281,022	238,514	99,795	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.17	$12.62	$12.20	$10.61	$9.54	$9.64	$8.84	$7.58	$10.52	N/A
End of period	$12.82	$12.17	$12.62	$12.20	$10.61	$9.54	$9.64	$8.84	$7.58	N/A
Accumulation units outstanding at the end of period	95,952	173,238	219,413	293,984	374,343	391,146	268,731	232,304	180,437	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.77	$12.23	$11.86	$9.84	$8.77	$9.01	$8.10	$6.72	$10.49	N/A
End of period	$12.43	$11.77	$12.23	$11.86	$9.84	$8.77	$9.01	$8.10	$6.72	N/A
Accumulation units outstanding at the end of period	131,273	379,269	423,224	429,479	404,136	495,046	391,846	298,071	201,694	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.70	$16.35	$16.29	$14.57	$13.35	$13.95	$12.56	N/A	N/A	N/A
End of period	$16.35	$15.70	$16.35	$16.29	$14.57	$13.35	$13.95	N/A	N/A	N/A
Accumulation units outstanding at the end of period	87,824	132,577	129,548	158,296	192,127	176,387	130,018	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.07	$16.75	$16.74	$15.15	$13.86	$14.67	$13.06	N/A	N/A	N/A
End of period	$16.61	$16.07	$16.75	$16.74	$15.15	$13.86	$14.67	N/A	N/A	N/A
Accumulation units outstanding at the end of period	128,172	279,329	305,399	336,758	445,539	523,805	439,354	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.07	$16.71	$16.70	$15.41	$14.15	$15.11	$13.39	N/A	N/A	N/A
End of period	$16.43	$16.07	$16.71	$16.70	$15.41	$14.15	$15.11	N/A	N/A	N/A
Accumulation units outstanding at the end of period	344,815	619,044	810,153	1,038,511	1,424,462	1,251,614	1,145,822	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$34.50	$36.86	$36.51	$28.49	$25.49	$26.57	$19.94	$14.99	$24.73	$22.47
End of period	$35.83	$34.50	$36.86	$36.51	$28.49	$25.49	$26.57	$19.94	$14.99	$24.73
Accumulation units outstanding at the end of period	40,789	101,929	149,682	224,910	354,585	606,346	473,514	239,445	243,400	246,366

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.88	$17.85	$18.15	$13.75	$11.91	$12.46	$10.01	$7.63	$11.61	$12.60
End of period	$19.30	$15.88	$17.85	$18.15	$13.75	$11.91	$12.46	$10.01	$7.63	$11.61
Accumulation units outstanding at the end of period	48,927	97,538	124,495	210,363	388,666	554,279	569,314	452,649	435,495	360,868

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.70	$11.93	$11.65	$10.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.34	$11.70	$11.93	$11.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	45,399	61,564	49,498	82,112	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.47	$16.29	$14.42	$11.09	$9.96	$10.27	N/A	N/A	N/A	N/A
End of period	$17.97	$15.47	$16.29	$14.42	$11.09	$9.96	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	232,294	307,612	301,846	349,960	362,410	438,130	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.78	$10.40	$10.47	$10.99	$10.58	$10.33	N/A	N/A	N/A	N/A
End of period	$9.83	$9.78	$10.40	$10.47	$10.99	$10.58	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	176,047	233,357	242,792	267,348	397,521	393,809	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.44	$12.67	$12.68	$10.09	$8.72	$11.02	N/A	N/A	N/A	N/A
End of period	$12.43	$12.44	$12.67	$12.68	$10.09	$8.72	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	37,065	50,886	84,842	103,647	112,823	167,063	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.33	$12.51	$12.24	$10.31	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.02	$12.33	$12.51	$12.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	41,306	70,254	58,329	66,546	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$15.94	$16.07	$14.85	$11.38	$9.91	$10.33	N/A	N/A	N/A	N/A
End of period	$17.39	$15.94	$16.07	$14.85	$11.38	$9.91	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	278,233	403,336	392,712	445,849	601,550	452,680	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.00	$11.77	$12.36	$10.39	$9.01	$10.72	N/A	N/A	N/A	N/A
End of period	$11.14	$11.00	$11.77	$12.36	$10.39	$9.01	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	124,468	191,903	157,613	206,645	215,733	193,087	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.12	$10.69	$11.86	$10.89	$9.45	$11.22	N/A	N/A	N/A	N/A
End of period	$10.43	$10.12	$10.69	$11.86	$10.89	$9.45	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	106,824	146,334	183,559	226,112	338,546	286,931	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,509	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.40	$11.77	$11.76	$10.48	$9.74	$10.31	N/A	N/A	N/A	N/A
End of period	$11.64	$11.40	$11.77	$11.76	$10.48	$9.74	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	161,136	317,029	311,355	434,249	540,190	445,285	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.79	$9.06	$10.76	$10.01	$10.11	$11.11	$9.64	$6.54	$13.66	N/A
End of period	$8.43	$6.79	$9.06	$10.76	$10.01	$10.11	$11.11	$9.64	$6.54	N/A
Accumulation units outstanding at the end of period	162,931	435,359	555,276	802,083	1,314,086	1,709,711	2,078,627	2,328,677	1,543,380	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$39.77	$38.12	$35.65	$26.12	$24.04	$24.30	$21.96	$16.59	$28.57	$26.51
End of period	$39.23	$39.77	$38.12	$35.65	$26.12	$24.04	$24.30	$21.96	$16.59	$28.57
Accumulation units outstanding at the end of period	54,944	44,542	67,179	85,221	124,865	157,355	188,664	182,548	151,183	90,588

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.33	$15.41	$14.62	$12.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.63	$12.33	$15.41	$14.62	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	69,755	131,363	145,873	80,521	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.73	$13.16	$13.33	$11.75	$10.58	$11.31	$10.57	$8.78	$12.47	$11.77
End of period	$13.22	$12.73	$13.16	$13.33	$11.75	$10.58	$11.31	$10.57	$8.78	$12.47
Accumulation units outstanding at the end of period	55,571	113,425	190,816	228,620	371,742	516,022	578,773	561,219	571,526	562,716

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.15	$12.83	$14.60	$12.24	$10.64	$12.43	$11.77	$9.21	$16.89	$15.36
End of period	$11.94	$12.15	$12.83	$14.60	$12.24	$10.64	$12.43	$11.77	$9.21	$16.89
Accumulation units outstanding at the end of period	40,504	92,512	165,853	328,875	524,879	623,607	724,185	988,583	1,072,124	1,401,831

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$23.78	$24.73	$22.93	$17.28	$15.47	$15.89	$14.46	$11.01	$18.38	$18.61
End of period	$26.63	$23.78	$24.73	$22.93	$17.28	$15.47	$15.89	$14.46	$11.01	$18.38
Accumulation units outstanding at the end of period	28,887	25,328	31,948	37,099	85,089	92,295	117,281	83,625	54,805	51,997

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	76,048	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.94	$13.38	$14.19	$11.69	$10.15	$11.17	$10.36	N/A	N/A	N/A
End of period	$12.15	$11.94	$13.38	$14.19	$11.69	$10.15	$11.17	N/A	N/A	N/A
Accumulation units outstanding at the end of period	269,794	528,621	616,759	925,270	1,307,679	1,417,432	1,226,224	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.75	$11.67	$11.57	$9.51	$8.35	$8.62	$7.95	$6.22	$9.92	N/A
End of period	$11.98	$10.75	$11.67	$11.57	$9.51	$8.35	$8.62	$7.95	$6.22	N/A
Accumulation units outstanding at the end of period	378,658	822,819	1,220,973	1,769,673	2,177,081	2,526,326	2,658,048	2,411,657	2,411,225	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.72	$10.57	$11.03	$8.61	$7.19	$7.79	$7.41	$5.77	$9.89	N/A
End of period	$10.55	$9.72	$10.57	$11.03	$8.61	$7.19	$7.79	$7.41	$5.77	N/A
Accumulation units outstanding at the end of period	82,103	184,076	280,430	386,522	341,601	357,274	401,566	535,278	283,304	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.89	$11.57	$11.83	$11.64	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.10	$10.89	$11.57	$11.83	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	130,966	198,316	199,970	290,211	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.38	$13.61	$13.43	$11.99	$10.88	$10.80	$9.77	$7.49	$10.85	$10.85
End of period	$13.87	$12.38	$13.61	$13.43	$11.99	$10.88	$10.80	$9.77	$7.49	$10.85
Accumulation units outstanding at the end of period	413,271	624,393	909,569	1,056,820	1,407,944	1,600,394	1,566,381	1,293,643	1,151,543	954,738

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.81	$9.62	$10.82	$8.32	$6.66	$7.92	$6.69	$4.46	$9.86	N/A
End of period	$9.52	$9.81	$9.62	$10.82	$8.32	$6.66	$7.92	$6.69	$4.46	N/A
Accumulation units outstanding at the end of period	23,397	92,772	128,219	188,055	328,162	358,877	434,713	346,522	65,046	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.08	$11.83	$11.23	$8.91	$7.98	$8.18	$7.48	$6.01	$9.85	N/A
End of period	$12.58	$11.08	$11.83	$11.23	$8.91	$7.98	$8.18	$7.48	$6.01	N/A
Accumulation units outstanding at the end of period	174,492	271,826	318,334	464,266	471,822	450,283	411,398	415,487	291,347	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$23.56	$23.90	$23.09	$23.76	$22.45	$21.52	$20.36	$18.16	$19.50	$18.56
End of period	$23.62	$23.56	$23.90	$23.09	$23.76	$22.45	$21.52	$20.36	$18.16	$19.50
Accumulation units outstanding at the end of period	54,980	120,502	117,595	138,604	340,222	492,653	534,038	587,859	546,871	825,959

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.65	$12.37	$13.25	$14.64	$12.42	$13.26	$11.64	$9.64	N/A	N/A
End of period	$11.41	$10.65	$12.37	$13.25	$14.64	$12.42	$13.26	$11.64	N/A	N/A
Accumulation units outstanding at the end of period	38,711	79,829	102,489	128,091	231,626	343,568	764,286	524,527	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.76	$19.87	$17.88	$13.72	$11.84	$12.90	$10.56	$8.10	$12.91	$12.79
End of period	$19.82	$17.76	$19.87	$17.88	$13.72	$11.84	$12.90	$10.56	$8.10	$12.91
Accumulation units outstanding at the end of period	60,430	140,815	195,369	312,643	377,756	546,685	520,107	407,912	337,011	338,494

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.53	$12.98	$11.60	$8.81	$7.50	$8.54	$8.00	$6.53	$10.66	N/A
End of period	$13.28	$12.53	$12.98	$11.60	$8.81	$7.50	$8.54	$8.00	$6.53	N/A
Accumulation units outstanding at the end of period	33,107	98,222	122,456	120,324	170,080	170,674	203,013	261,823	135,904	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.16	$7.68	$7.02	$7.32	$6.04	$8.53	$7.43	$4.15	N/A	N/A
End of period	$6.80	$7.16	$7.68	$7.02	$7.32	$6.04	$8.53	$7.43	N/A	N/A
Accumulation units outstanding at the end of period	151,380	235,434	337,592	426,537	695,042	870,984	1,248,206	1,465,910	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.71	$16.16	$14.30	$14.17	$11.25	$12.22	$10.62	$8.16	$12.92	$15.48
End of period	$15.81	$15.71	$16.16	$14.30	$14.17	$11.25	$12.22	$10.62	$8.16	$12.92
Accumulation units outstanding at the end of period	112,168	265,614	282,996	434,581	727,718	764,893	955,867	800,895	651,312	553,796

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.10	$18.82	$19.11	$16.36	$14.39	$15.74	$14.27	$10.61	$18.28	$16.96
End of period	$17.57	$18.10	$18.82	$19.11	$16.36	$14.39	$15.74	$14.27	$10.61	$18.28
Accumulation units outstanding at the end of period	45,853	86,066	113,346	169,171	288,966	335,364	378,271	378,848	387,084	487,716

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.13	$25.90	$24.14	$18.78	$17.75	$19.16	$15.85	$11.56	$19.28	$20.16
End of period	$26.20	$23.13	$25.90	$24.14	$18.78	$17.75	$19.16	$15.85	$11.56	$19.28
Accumulation units outstanding at the end of period	8,603	20,717	34,951	67,076	133,864	210,689	277,291	289,044	303,065	374,198

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.52	$24.39	$23.00	$16.76	$14.51	$14.97	$12.08	$9.13	$15.42	$14.10
End of period	$25.76	$23.52	$24.39	$23.00	$16.76	$14.51	$14.97	$12.08	$9.13	$15.42
Accumulation units outstanding at the end of period	58,551	112,183	117,429	206,449	278,286	291,942	269,794	237,109	155,723	154,085

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$37.73	$37.30	$34.15	$24.49	$21.45	$23.21	$18.82	$13.40	$24.57	$23.17
End of period	$37.25	$37.73	$37.30	$34.15	$24.49	$21.45	$23.21	$18.82	$13.40	$24.57
Accumulation units outstanding at the end of period	21,743	76,485	89,047	108,752	148,090	173,203	175,651	183,870	143,861	109,305

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.03	$19.29	$18.64	$19.67	$19.33	$17.92	$17.00	$16.69	$15.95	$15.27
End of period	$18.96	$19.03	$19.29	$18.64	$19.67	$19.33	$17.92	$17.00	$16.69	$15.95
Accumulation units outstanding at the end of period	66,430	120,970	149,382	204,695	714,580	677,736	802,560	670,688	1,416,730	355,834

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.74	$12.20	$13.11	$13.50	$11.25	$13.92	$11.63	$6.89	$14.06	$10.86
End of period	$11.41	$9.74	$12.20	$13.11	$13.50	$11.25	$13.92	$11.63	$6.89	$14.06
Accumulation units outstanding at the end of period	86,854	186,101	297,820	515,287	1,027,592	1,475,174	2,188,366	1,976,469	1,007,608	1,287,203

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.03	$12.53	$11.79	$9.40	$8.25	$8.58	$7.51	$6.14	$9.80	N/A
End of period	$13.24	$12.03	$12.53	$11.79	$9.40	$8.25	$8.58	$7.51	$6.14	N/A
Accumulation units outstanding at the end of period	57,912	141,835	220,648	310,355	455,837	551,229	601,572	461,942	385,674	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.37	$13.63	$13.14	$13.76	$13.52	$12.85	$12.36	$11.90	$11.68	$11.18
End of period	$13.38	$13.37	$13.63	$13.14	$13.76	$13.52	$12.85	$12.36	$11.90	$11.68
Accumulation units outstanding at the end of period	93,904	239,790	261,942	352,698	681,451	1,072,982	1,226,406	1,161,935	1,092,027	1,243,180

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.44	$7.38	$7.12	$5.99	$5.07	$5.33	$4.43	$3.59	$6.06	$5.92
End of period	$9.03	$7.44	$7.38	$7.12	$5.99	$5.07	$5.33	$4.43	$3.59	$6.06
Accumulation units outstanding at the end of period	32,192	83,162	105,278	162,424	363,076	400,858	692,208	699,469	913,064	768,289

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$21.82	$20.98	$19.28	$13.91	$11.48	$10.97	$9.10	$6.96	$10.31	$11.40
End of period	$22.75	$21.82	$20.98	$19.28	$13.91	$11.48	$10.97	$9.10	$6.96	$10.31
Accumulation units outstanding at the end of period	101,563	189,496	154,098	216,684	251,077	282,963	273,128	242,774	419,882	145,047

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$13.88	$14.23	$13.19	$10.29	$9.42	$8.13	$6.64	$5.84	$11.01	$11.10
End of period	$15.79	$13.88	$14.23	$13.19	$10.29	$9.42	$8.13	$6.64	$5.84	$11.01
Accumulation units outstanding at the end of period	71,764	174,674	259,048	604,788	1,380,983	2,091,578	2,145,276	2,223,201	2,621,135	3,605,712

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.72	$9.28	$9.81	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.34	$7.72	$9.28	$9.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	153,890	276,960	278,287	466,473	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.57	$14.09	$14.86	$11.58	$10.86	$11.93	$11.90	$8.59	N/A	N/A
End of period	$13.08	$13.57	$14.09	$14.86	$11.58	$10.86	$11.93	$11.90	N/A	N/A
Accumulation units outstanding at the end of period	24,114	57,757	64,719	33,513	12,942	15,625	20,563	22,140	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.03	$11.36	$10.23	$7.81	$6.31	$7.37	$6.62	$5.68	$11.72	$14.44
End of period	$13.44	$11.03	$11.36	$10.23	$7.81	$6.31	$7.37	$6.62	$5.68	$11.72
Accumulation units outstanding at the end of period	167,468	253,687	346,778	489,274	518,522	677,268	905,770	762,540	807,443	309,325

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.33	$18.12	$16.65	$14.96	$12.40	$13.76	$12.22	$9.49	$18.77	$17.20
End of period	$17.15	$16.33	$18.12	$16.65	$14.96	$12.40	$13.76	$12.22	$9.49	$18.77
Accumulation units outstanding at the end of period	19,808	61,763	142,518	332,095	892,618	1,368,284	1,794,336	2,163,617	2,635,730	3,935,922

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.39	$24.26	$19.74	$14.26	$12.25	$11.25	$11.03	$9.28	$12.31	$11.65
End of period	$23.98	$25.39	$24.26	$19.74	$14.26	$12.25	$11.25	$11.03	$9.28	$12.31
Accumulation units outstanding at the end of period	259,782	466,084	453,380	448,535	526,180	517,074	520,258	572,220	746,283	442,838

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.44	$12.86	$12.44	$10.23	$9.15	$9.51	$8.36	$6.80	$9.88	N/A
End of period	$13.68	$12.44	$12.86	$12.44	$10.23	$9.15	$9.51	$8.36	$6.80	N/A
Accumulation units outstanding at the end of period	42,327	133,473	207,169	255,463	353,403	517,331	515,697	367,858	187,033	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$15.92	$16.39	$17.77	$14.90	$12.86	$14.92	$14.22	$11.20	$19.99	$18.44
End of period	$15.76	$15.92	$16.39	$17.77	$14.90	$12.86	$14.92	$14.22	$11.20	$19.99
Accumulation units outstanding at the end of period	223,015	389,164	446,515	601,510	918,421	1,150,043	1,357,016	1,449,584	1,468,284	1,601,079

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.35	$17.17	$15.71	$12.14	$10.48	$10.89	$9.47	$7.77	$13.77	$13.82
End of period	$18.02	$16.35	$17.17	$15.71	$12.14	$10.48	$10.89	$9.47	$7.77	$13.77
Accumulation units outstanding at the end of period	190,996	711,739	1,328,100	3,587,530	8,362,848	11,474,514	14,161,351	16,889,679	19,756,688	22,670,111

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.82	$20.90	$17.97	$12.97	$11.04	$11.02	$9.57	$7.27	$12.66	$10.82
End of period	$22.07	$20.82	$20.90	$17.97	$12.97	$11.04	$11.02	$9.57	$7.27	$12.66
Accumulation units outstanding at the end of period	66,825	105,177	152,513	200,570	436,657	421,449	386,859	400,436	404,667	644,104

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$25.80	$34.24	$38.89	$31.59	$30.83	$30.40	$25.99	$22.04	$36.11	$27.18
End of period	$32.24	$25.80	$34.24	$38.89	$31.59	$30.83	$30.40	$25.99	$22.04	$36.11
Accumulation units outstanding at the end of period	105,850	207,837	233,098	311,546	547,740	703,662	741,063	703,535	822,875	812,381

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.84	$15.36	$15.16	$13.70	$12.45	$12.92	$11.65	$9.56	N/A	N/A
End of period	$17.05	$15.84	$15.36	$15.16	$13.70	$12.45	$12.92	$11.65	N/A	N/A
Accumulation units outstanding at the end of period	27,344	84,245	63,414	75,913	70,950	89,119	87,703	53,948	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.75	$15.26	$14.77	$10.71	$9.78	$9.49	$8.29	$7.10	$10.75	$10.18
End of period	$13.88	$13.75	$15.26	$14.77	$10.71	$9.78	$9.49	$8.29	$7.10	$10.75
Accumulation units outstanding at the end of period	53,583	184,610	132,601	318,642	115,292	160,912	125,759	129,469	114,228	113,212

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.17	$25.29	$23.57	$18.05	$15.68	$16.31	$13.20	$9.74	$15.89	$15.06
End of period	$28.51	$24.17	$25.29	$23.57	$18.05	$15.68	$16.31	$13.20	$9.74	$15.89
Accumulation units outstanding at the end of period	144,808	296,830	388,789	575,465	855,535	1,097,928	1,301,780	1,410,703	1,165,144	1,348,549

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$16.94	$17.10	$15.40	$11.91	$10.52	$10.55	$9.39	$7.59	$12.39	$12.03
End of period	$18.53	$16.94	$17.10	$15.40	$11.91	$10.52	$10.55	$9.39	$7.59	$12.39
Accumulation units outstanding at the end of period	458,620	663,765	968,508	1,469,255	1,761,637	2,300,171	2,815,603	3,017,769	1,956,247	2,164,874

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.69	$15.75	$15.50	$11.53	$10.31	$11.38	$9.59	$6.05	$8.82	N/A
End of period	$19.39	$14.69	$15.75	$15.50	$11.53	$10.31	$11.38	$9.59	$6.05	N/A
Accumulation units outstanding at the end of period	47,790	51,898	91,951	159,187	237,486	367,076	591,212	637,356	283,008	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.53	$21.91	$21.32	$15.68	$13.78	$14.66	$11.82	$9.45	$14.79	$15.38
End of period	$25.38	$20.53	$21.91	$21.32	$15.68	$13.78	$14.66	$11.82	$9.45	$14.79
Accumulation units outstanding at the end of period	128,499	279,225	420,061	707,313	841,948	1,128,760	1,417,598	1,472,234	1,242,457	1,323,911

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.81	$10.54	$8.90	$7.18	$6.57	$6.71	$6.10	$3.79	$6.82	$6.06
End of period	$12.02	$10.81	$10.54	$8.90	$7.18	$6.57	$6.71	$6.10	$3.79	$6.82
Accumulation units outstanding at the end of period	188,679	404,531	444,634	646,096	885,163	1,085,880	1,610,967	1,737,638	793,765	757,618

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.77	$12.53	$12.81	$9.47	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.64	$11.77	$12.53	$12.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	18,670	22,884	17,731	13,501	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.21	$10.52	$10.22	$10.41	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.62	$10.21	$10.52	$10.22	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	30,224	109,829	146,818	50,775	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.19	$17.85	$17.83	$14.38	$12.15	$13.48	$11.90	$8.69	$14.96	$14.33
End of period	$17.88	$18.19	$17.85	$17.83	$14.38	$12.15	$13.48	$11.90	$8.69	$14.96
Accumulation units outstanding at the end of period	108,430	167,906	175,440	335,264	502,215	646,365	665,142	663,093	652,265	742,715

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,473	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.63	$13.28	$13.09	$14.66	$13.77	$12.55	$11.87	$10.30	$10.90	N/A
End of period	$13.05	$12.63	$13.28	$13.09	$14.66	$13.77	$12.55	$11.87	$10.30	N/A
Accumulation units outstanding at the end of period	295,885	551,229	745,958	922,075	2,264,815	2,633,165	2,161,618	2,458,255	2,137,210	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.42	$18.68	$18.30	$19.02	$17.92	$17.41	$16.48	$14.53	$14.74	$13.87
End of period	$18.58	$18.42	$18.68	$18.30	$19.02	$17.92	$17.41	$16.48	$14.53	$14.74
Accumulation units outstanding at the end of period	426,819	897,243	1,269,240	1,519,432	3,093,251	3,392,475	3,825,557	3,602,864	2,210,856	1,550,567

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.24	$10.56	$10.73	$10.47	$9.89	N/A	N/A	N/A	N/A	N/A
End of period	$11.00	$10.24	$10.56	$10.73	$10.47	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	275,782	437,961	565,942	1,011,763	127,726	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.73	$18.30	$18.61	$17.51	$15.27	$14.86	$13.08	$9.11	$13.39	$13.79
End of period	$19.23	$16.73	$18.30	$18.61	$17.51	$15.27	$14.86	$13.08	$9.11	$13.39
Accumulation units outstanding at the end of period	147,025	307,403	429,943	655,938	1,169,203	1,228,439	1,648,442	1,724,383	1,061,149	1,171,250

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.61	$16.18	$14.92	$10.77	$9.42	$10.36	$8.14	$5.62	N/A	N/A
End of period	$18.28	$14.61	$16.18	$14.92	$10.77	$9.42	$10.36	$8.14	N/A	N/A
Accumulation units outstanding at the end of period	37,730	75,509	83,622	191,782	142,006	250,376	293,361	99,189	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.50	$15.30	$14.72	$10.91	$9.29	$10.28	$8.20	$6.23	N/A	N/A
End of period	$18.60	$14.50	$15.30	$14.72	$10.91	$9.29	$10.28	$8.20	N/A	N/A
Accumulation units outstanding at the end of period	41,813	68,427	69,262	123,002	172,435	240,482	241,165	63,731	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$15.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,988	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$24.73	$27.58	$24.96	$18.13	$15.96	$17.15	$14.87	$10.47	$20.20	$21.80
End of period	$29.53	$24.73	$27.58	$24.96	$18.13	$15.96	$17.15	$14.87	$10.47	$20.20
Accumulation units outstanding at the end of period	13,108	18,767	44,278	63,925	99,592	128,944	113,915	81,651	56,954	51,879

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.02	$14.34	$14.51	$10.43	$8.15	$10.12	$8.16	$5.92	N/A	N/A
End of period	$14.90	$14.02	$14.34	$14.51	$10.43	$8.15	$10.12	$8.16	N/A	N/A
Accumulation units outstanding at the end of period	55,297	134,566	162,521	241,539	482,415	645,939	529,159	282,480	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.18	$19.50	$17.35	$12.30	$10.78	$10.37	$9.28	$6.66	$9.92	N/A
End of period	$19.69	$18.18	$19.50	$17.35	$12.30	$10.78	$10.37	$9.28	$6.66	N/A
Accumulation units outstanding at the end of period	369,343	770,601	1,011,295	1,350,491	1,624,189	1,865,090	2,135,227	2,026,081	1,348,377	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.18	$20.31	$18.79	$13.38	$11.69	$10.77	$9.73	$6.87	$9.91	N/A
End of period	$20.95	$20.18	$20.31	$18.79	$13.38	$11.69	$10.77	$9.73	$6.87	N/A
Accumulation units outstanding at the end of period	105,741	216,365	264,371	327,538	478,210	344,489	278,478	503,091	232,956	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.34	$17.54	$15.71	$12.23	$11.04	$10.00	$8.61	$7.10	$9.76	N/A
End of period	$20.05	$17.34	$17.54	$15.71	$12.23	$11.04	$10.00	$8.61	$7.10	N/A
Accumulation units outstanding at the end of period	352,781	584,604	765,096	1,043,756	946,987	868,751	595,682	301,195	192,255	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.31	$21.64	$18.67	$12.68	$11.31	$10.81	$9.63	$6.24	$9.91	N/A
End of period	$18.93	$18.31	$21.64	$18.67	$12.68	$11.31	$10.81	$9.63	$6.24	N/A
Accumulation units outstanding at the end of period	111,069	262,114	380,880	413,398	457,156	649,851	515,279	598,072	363,915	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.05	$19.44	$18.57	$15.04	$13.22	$14.14	$12.29	$9.55	$15.99	$14.91
End of period	$19.83	$19.05	$19.44	$18.57	$15.04	$13.22	$14.14	$12.29	$9.55	$15.99
Accumulation units outstanding at the end of period	87,123	204,238	334,015	547,116	667,594	800,950	1,067,973	958,141	940,721	962,126

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.72	$13.16	$12.99	$12.66	$11.85	$11.70	$10.96	$9.83	$11.61	$11.12
End of period	$13.12	$12.72	$13.16	$12.99	$12.66	$11.85	$11.70	$10.96	$9.83	$11.61
Accumulation units outstanding at the end of period	156,140	296,527	493,446	660,233	1,391,036	1,633,255	1,594,689	1,308,617	1,229,351	987,670

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.04	$19.43	$18.73	$15.56	$13.73	$14.44	$12.66	$10.07	$15.86	$14.86
End of period	$19.80	$19.04	$19.43	$18.73	$15.56	$13.73	$14.44	$12.66	$10.07	$15.86
Accumulation units outstanding at the end of period	240,096	608,010	795,065	1,257,342	1,871,097	2,476,500	2,962,979	2,869,176	2,271,060	2,156,181

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.18	$14.60	$14.30	$13.19	$12.11	$12.22	$11.18	$9.60	$12.41	$11.73
End of period	$14.70	$14.18	$14.60	$14.30	$13.19	$12.11	$12.22	$11.18	$9.60	$12.41
Accumulation units outstanding at the end of period	359,531	694,921	981,542	1,473,708	2,376,655	3,032,552	3,086,631	2,938,247	2,874,882	2,536,443

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$17.81	$18.28	$17.81	$15.65	$14.01	$14.45	$13.00	$10.72	$15.06	$14.12
End of period	$18.47	$17.81	$18.28	$17.81	$15.65	$14.01	$14.45	$13.00	$10.72	$15.06
Accumulation units outstanding at the end of period	228,104	721,686	1,016,984	1,461,641	2,645,341	3,456,305	3,641,118	3,611,695	3,257,478	3,844,784

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.89	$11.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.46	$9.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,215	13,792	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.47	$18.17	$15.96	$10.72	$8.96	$9.64	$8.92	$6.36	$10.06	N/A
End of period	$18.21	$16.47	$18.17	$15.96	$10.72	$8.96	$9.64	$8.92	$6.36	N/A
Accumulation units outstanding at the end of period	115,841	215,479	281,725	344,506	325,963	225,100	301,191	342,054	392,774	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$50.64	$46.58	$43.63	$32.04	$27.45	$28.29	$24.67	$17.50	$31.19	$28.84
End of period	$50.44	$50.64	$46.58	$43.63	$32.04	$27.45	$28.29	$24.67	$17.50	$31.19
Accumulation units outstanding at the end of period	89,554	218,125	200,379	292,669	526,964	555,374	615,219	537,287	427,927	434,205

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$77.03	$73.67	$66.49	$49.60	$44.47	$45.95	$36.59	$25.37	$43.53	$37.82
End of period	$80.25	$77.03	$73.67	$66.49	$49.60	$44.47	$45.95	$36.59	$25.37	$43.53
Accumulation units outstanding at the end of period	78,489	142,196	165,451	246,348	387,385	570,144	529,843	437,048	362,848	372,311

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.90	$10.05	$10.19	$10.36	$10.30	$10.35	$10.23	$9.68	$10.49	$10.19
End of period	$9.86	$9.90	$10.05	$10.19	$10.36	$10.30	$10.35	$10.23	$9.68	$10.49
Accumulation units outstanding at the end of period	94,828	296,187	275,238	374,089	780,528	743,934	779,112	457,187	274,542	304,238

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.00	$23.86	$21.46	$15.93	$13.60	$14.14	$12.42	$9.23	$15.78	$15.94
End of period	$25.04	$23.00	$23.86	$21.46	$15.93	$13.60	$14.14	$12.42	$9.23	$15.78
Accumulation units outstanding at the end of period	76,623	178,999	255,185	366,912	508,388	609,358	686,236	669,237	644,668	745,446

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.24	$37.25	$34.52	$29.46	$27.25	$26.86	$24.68	$21.00	$26.97	$25.55
End of period	$39.44	$36.24	$37.25	$34.52	$29.46	$27.25	$26.86	$24.68	$21.00	$26.97
Accumulation units outstanding at the end of period	131,793	227,089	321,637	348,123	609,123	848,486	775,190	672,071	654,872	497,603

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.09	$11.29	$11.50	$11.71	$11.92	$12.14	$12.36	$12.57	$12.53	$12.18
End of period	$10.89	$11.09	$11.29	$11.50	$11.71	$11.92	$12.14	$12.36	$12.57	$12.53
Accumulation units outstanding at the end of period	302,569	628,127	374,564	737,114	1,071,243	1,582,234	1,591,183	2,260,326	4,289,563	1,846,976

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.50	$29.95	$27.40	$21.29	$18.63	$19.37	$17.35	$14.25	$21.77	$20.55
End of period	$31.75	$28.50	$29.95	$27.40	$21.29	$18.63	$19.37	$17.35	$14.25	$21.77
Accumulation units outstanding at the end of period	30,956	79,971	106,619	185,539	347,220	443,292	630,520	474,518	545,711	490,510

Accumulation Unit Values
Contract with Endorsements - 1.82%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.69	$16.34	$16.28	$14.56	$13.34	$13.94	N/A	N/A	N/A	N/A
End of period	$16.34	$15.69	$16.34	$16.28	$14.56	$13.34	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.06	$16.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.42	$16.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	60,821	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$34.66	$37.03	$36.69	$28.63	$25.62	$26.70	$20.05	$15.07	$24.86	$22.59
End of period	$36.00	$34.66	$37.03	$36.69	$28.63	$25.62	$26.70	$20.05	$15.07	$24.86
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	392	417	416

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.86	$17.83	$18.13	$13.74	$11.90	$12.46	$10.00	$7.62	$11.61	$12.60
End of period	$19.28	$15.86	$17.83	$18.13	$13.74	$11.90	$12.46	$10.00	$7.62	$11.61
Accumulation units outstanding at the end of period	—	—	—	—	—	—	719	691	781	713

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$15.93	$16.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.38	$15.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	61,697	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.12	$10.68	$11.85	$10.89	$9.45	$11.22	N/A	N/A	N/A	N/A
End of period	$10.42	$10.12	$10.68	$11.85	$10.89	$9.45	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.39	$11.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.63	$11.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	86,022	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.78	$9.06	$10.75	$10.00	$10.11	$11.11	$9.63	$6.54	$13.66	N/A
End of period	$8.43	$6.78	$9.06	$10.75	$10.00	$10.11	$11.11	$9.63	$6.54	N/A
Accumulation units outstanding at the end of period	—	58,592	—	—	—	—	—	—	—	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$39.69	$38.04	$35.58	$26.07	$24.00	$24.26	$21.93	$16.56	$28.53	$26.48
End of period	$39.15	$39.69	$38.04	$35.58	$26.07	$24.00	$24.26	$21.93	$16.56	$28.53
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	730	1,210	1,419

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.74	$13.17	$13.34	$11.76	$10.59	$11.33	$10.58	$8.80	$12.49	$11.79
End of period	$13.23	$12.74	$13.17	$13.34	$11.76	$10.59	$11.33	$10.58	$8.80	$12.49
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,989	1,206	1,422	1,527

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.13	$12.81	$14.58	$12.22	$10.63	$12.42	$11.75	$9.20	$16.87	$15.35
End of period	$11.91	$12.13	$12.81	$14.58	$12.22	$10.63	$12.42	$11.75	$9.20	$16.87
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	749	1,140	1,202

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$23.78	$24.74	$22.94	$17.28	$15.48	$15.90	$14.48	$11.01	$18.40	$18.63
End of period	$26.63	$23.78	$24.74	$22.94	$17.28	$15.48	$15.90	$14.48	$11.01	$18.40
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,827	1,865	1,832

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.93	$13.37	$14.19	$11.69	$10.15	$11.17	N/A	N/A	N/A	N/A
End of period	$12.14	$11.93	$13.37	$14.19	$11.69	$10.15	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.74	$11.66	$11.56	$9.50	$8.34	$8.61	$7.95	$6.22	$9.92	N/A
End of period	$11.96	$10.74	$11.66	$11.56	$9.50	$8.34	$8.61	$7.95	$6.22	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,925	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.71	$10.57	$11.02	$8.61	$7.18	$7.79	$7.41	$5.77	$9.89	N/A
End of period	$10.54	$9.71	$10.57	$11.02	$8.61	$7.18	$7.79	$7.41	$5.77	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	5,597	5,597	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.37	$13.60	$13.42	$11.98	$10.87	$10.80	$9.77	$7.48	$10.85	N/A
End of period	$13.86	$12.37	$13.60	$13.42	$11.98	$10.87	$10.80	$9.77	$7.48	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	4,975	6,115	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.07	$11.82	$11.22	$8.91	$7.98	$8.18	$7.47	$6.00	$9.85	N/A
End of period	$12.57	$11.07	$11.82	$11.22	$8.91	$7.98	$8.18	$7.47	$6.00	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	5,432	5,432	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$23.51	$23.85	$23.04	$23.72	$22.41	$21.48	$20.32	$18.13	$19.47	$18.53
End of period	$23.57	$23.51	$23.85	$23.04	$23.72	$22.41	$21.48	$20.32	$18.13	$19.47
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	133	2,102	1,980

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.75	$19.85	$17.87	$13.71	$11.83	$12.89	$10.55	$8.10	$12.91	$12.79
End of period	$19.79	$17.75	$19.85	$17.87	$13.71	$11.83	$12.89	$10.55	$8.10	$12.91
Accumulation units outstanding at the end of period	—	—	—	—	—	—	919	919	973	903

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.16	$7.68	$7.02	$7.32	$6.04	$8.52	$7.42	$4.15	N/A	N/A
End of period	$6.79	$7.16	$7.68	$7.02	$7.32	$6.04	$8.52	$7.42	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	812	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.70	$16.14	$14.29	$14.16	$11.24	$12.21	$10.62	$8.16	$12.92	$15.48
End of period	$15.79	$15.70	$16.14	$14.29	$14.16	$11.24	$12.21	$10.62	$8.16	$12.92
Accumulation units outstanding at the end of period	—	—	—	—	—	—	478	509	1,606	1,477

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.07	$18.78	$19.08	$16.33	$14.37	$15.71	$14.25	$10.59	$18.26	$16.94
End of period	$17.53	$18.07	$18.78	$19.08	$16.33	$14.37	$15.71	$14.25	$10.59	$18.26
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,944	2,955	2,773

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.08	$25.86	$24.10	$18.75	$17.72	$19.13	$15.83	$11.54	$19.26	$20.14
End of period	$26.15	$23.08	$25.86	$24.10	$18.75	$17.72	$19.13	$15.83	$11.54	$19.26
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,828	7,743	8,573

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.49	$24.36	$22.97	$16.74	$14.49	$14.96	$12.07	$9.12	$15.41	$14.09
End of period	$25.72	$23.49	$24.36	$22.97	$16.74	$14.49	$14.96	$12.07	$9.12	$15.41
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	3,154	6,189	6,742

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$37.65	$37.22	$34.09	$24.44	$21.41	$23.17	$18.79	$13.38	$24.53	N/A
End of period	$37.16	$37.65	$37.22	$34.09	$24.44	$21.41	$23.17	$18.79	$13.38	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	85	95	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.99	$19.25	$18.60	$19.63	$19.29	$17.89	$16.97	$16.67	$15.93	$15.25
End of period	$18.92	$18.99	$19.25	$18.60	$19.63	$19.29	$17.89	$16.97	$16.67	$15.93
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,353	2,675

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.73	$12.19	$13.10	$13.49	$11.24	$13.92	$11.62	$6.89	$14.05	N/A
End of period	$11.40	$9.73	$12.19	$13.10	$13.49	$11.24	$13.92	$11.62	$6.89	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,653	2,041	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.35	$13.61	$13.13	$13.74	$13.51	$12.84	$12.35	$11.89	$11.68	$11.17
End of period	$13.36	$13.35	$13.61	$13.13	$13.74	$13.51	$12.84	$12.35	$11.89	$11.68
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,270	3,412	5,980	6,306

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.43	$7.37	$7.11	$5.98	$5.06	$5.32	$4.43	$3.59	$6.05	N/A
End of period	$9.02	$7.43	$7.37	$7.11	$5.98	$5.06	$5.32	$4.43	$3.59	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$13.86	$14.20	$13.17	$10.28	$9.41	$8.12	$6.63	$5.83	$11.00	$11.09
End of period	$15.76	$13.86	$14.20	$13.17	$10.28	$9.41	$8.12	$6.63	$5.83	$11.00
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,884	6,619	8,002	11,828

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.30	$18.10	$16.62	$14.94	$12.38	$13.74	$12.20	$9.48	$18.76	$17.19
End of period	$17.12	$16.30	$18.10	$16.62	$14.94	$12.38	$13.74	$12.20	$9.48	$18.76
Accumulation units outstanding at the end of period	—	—	—	—	—	—	649	991	920	4,062

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.34	$24.21	$19.70	$14.24	$12.23	$11.24	$11.02	$9.27	$12.30	$11.64
End of period	$23.93	$25.34	$24.21	$19.70	$14.24	$12.23	$11.24	$11.02	$9.27	$12.30
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$15.90	$16.37	$17.75	$14.88	$12.84	$14.91	$14.21	$11.20	$19.98	$18.43
End of period	$15.74	$15.90	$16.37	$17.75	$14.88	$12.84	$14.91	$14.21	$11.20	$19.98
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,882	8,251	10,494	12,320

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.34	$17.15	$15.69	$12.13	$10.47	$10.89	$9.47	$7.77	$13.76	$13.82
End of period	$18.00	$16.34	$17.15	$15.69	$12.13	$10.47	$10.89	$9.47	$7.77	$13.76
Accumulation units outstanding at the end of period	—	—	—	—	—	33,126	35,577	37,854	51,479	53,987

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$25.76	$34.18	$38.83	$31.54	$30.79	$30.36	$25.96	$22.01	$36.07	$27.16
End of period	$32.18	$25.76	$34.18	$38.83	$31.54	$30.79	$30.36	$25.96	$22.01	$36.07
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	251	500

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.13	$25.26	$23.55	$18.03	$15.66	$16.30	$13.19	$9.73	$15.88	$15.05
End of period	$28.47	$24.13	$25.26	$23.55	$18.03	$15.66	$16.30	$13.19	$9.73	$15.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,378	4,929	6,391	5,973

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$16.92	$17.08	$15.38	$11.90	$10.51	$10.54	$9.38	$7.58	$12.39	$12.03
End of period	$18.50	$16.92	$17.08	$15.38	$11.90	$10.51	$10.54	$9.38	$7.58	$12.39
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,278	14,829	15,404	14,734

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.50	$21.88	$21.29	$15.66	$13.76	$14.65	$11.81	$9.44	$14.78	$15.37
End of period	$25.34	$20.50	$21.88	$21.29	$15.66	$13.76	$14.65	$11.81	$9.44	$14.78
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,646	7,432	4,837	4,321

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.79	$10.52	$8.88	$7.17	$6.56	$6.71	$6.09	$3.79	$6.82	$6.06
End of period	$12.00	$10.79	$10.52	$8.88	$7.17	$6.56	$6.71	$6.09	$3.79	$6.82
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	986

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.16	$17.82	$17.81	$14.37	$12.14	$13.47	$11.89	$8.68	$14.95	$14.32
End of period	$17.85	$18.16	$17.82	$17.81	$14.37	$12.14	$13.47	$11.89	$8.68	$14.95
Accumulation units outstanding at the end of period	—	—	—	—	—	—	597	3,807	11,318	13,093

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.62	$13.27	$13.08	$14.66	$13.77	$12.55	$11.86	$10.30	$10.90	N/A
End of period	$13.04	$12.62	$13.27	$13.08	$14.66	$13.77	$12.55	$11.86	$10.30	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	235	2,318	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.39	$18.65	$18.27	$19.00	$17.90	$17.39	$16.46	$14.52	$14.73	$13.86
End of period	$18.55	$18.39	$18.65	$18.27	$19.00	$17.90	$17.39	$16.46	$14.52	$14.73
Accumulation units outstanding at the end of period	—	31,573	—	—	—	—	1,083	6,173	8,699	9,988

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.70	$18.27	$18.58	$17.49	$15.25	$14.84	$13.07	$9.10	$13.38	$13.78
End of period	$19.20	$16.70	$18.27	$18.58	$17.49	$15.25	$14.84	$13.07	$9.10	$13.38
Accumulation units outstanding at the end of period	—	—	—	—	—	—	344	1,137	3,641	5,210

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$24.69	$27.54	$24.93	$18.10	$15.94	$17.13	$14.85	$10.46	$20.17	$21.77
End of period	$29.48	$24.69	$27.54	$24.93	$18.10	$15.94	$17.13	$14.85	$10.46	$20.17
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	249	250

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.01	$19.41	$18.55	$15.02	$13.20	$14.12	$12.28	$9.54	$15.97	$14.90
End of period	$19.79	$19.01	$19.41	$18.55	$15.02	$13.20	$14.12	$12.28	$9.54	$15.97
Accumulation units outstanding at the end of period	—	—	—	—	—	—	366	15,529	38,854	58,112

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.01	$19.39	$18.70	$15.53	$13.72	$14.42	$12.65	$10.06	$15.84	$14.84
End of period	$19.77	$19.01	$19.39	$18.70	$15.53	$13.72	$14.42	$12.65	$10.06	$15.84
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,891	21,118	38,612	43,265

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.16	$14.59	$14.29	$13.18	$12.10	$12.22	$11.18	$9.59	N/A	N/A
End of period	$14.68	$14.16	$14.59	$14.29	$13.18	$12.10	$12.22	$11.18	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	8,234	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$17.78	$18.25	$17.78	$15.63	$14.00	$14.43	$12.99	$10.71	$15.05	$14.11
End of period	$18.44	$17.78	$18.25	$17.78	$15.63	$14.00	$14.43	$12.99	$10.71	$15.05
Accumulation units outstanding at the end of period	—	—	—	—	—	—	2,071	8,206	24,154	23,061

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$50.52	$46.48	$43.54	$31.97	$27.40	$28.24	$24.63	$17.48	$31.14	$28.80
End of period	$50.32	$50.52	$46.48	$43.54	$31.97	$27.40	$28.24	$24.63	$17.48	$31.14
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,963	4,684	8,105	8,770

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$76.87	$73.53	$66.37	$49.51	$44.39	$45.87	$36.54	$25.34	$43.48	$37.78
End of period	$80.08	$76.87	$73.53	$66.37	$49.51	$44.39	$45.87	$36.54	$25.34	$43.48
Accumulation units outstanding at the end of period	—	—	—	—	—	—	471	2,753	4,694	5,243

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$22.97	$23.83	$21.43	$15.92	$13.58	$14.12	$12.41	$9.22	$15.77	$15.93
End of period	$25.00	$22.97	$23.83	$21.43	$15.92	$13.58	$14.12	$12.41	$9.22	$15.77
Accumulation units outstanding at the end of period	—	—	—	—	—	—	564	9,590	27,907	32,834

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.17	$37.17	$34.46	$29.41	$27.20	$26.82	$24.65	$20.97	$26.94	$25.52
End of period	$39.36	$36.17	$37.17	$34.46	$29.41	$27.20	$26.82	$24.65	$20.97	$26.94
Accumulation units outstanding at the end of period	—	—	—	—	—	—	929	2,232	11,882	3,811

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.07	$11.27	$11.48	$11.69	$11.90	$12.12	$12.34	$12.55	$12.51	$12.16
End of period	$10.87	$11.07	$11.27	$11.48	$11.69	$11.90	$12.12	$12.34	$12.55	$12.51
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,279	2,281	2,283

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.46	$29.92	$27.37	$21.27	$18.61	$19.35	$17.33	$14.24	$21.75	$20.54
End of period	$31.70	$28.46	$29.92	$27.37	$21.27	$18.61	$19.35	$17.33	$14.24	$21.75
Accumulation units outstanding at the end of period	—	—	—	—	—	—	1,382	1,546	2,071	1,999

Accumulation Unit Values
Contract with Endorsements - 1.845%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.74	$12.20	$11.83	$9.82	$8.76	$9.00	$8.09	$6.71	$10.48	N/A
End of period	$12.39	$11.74	$12.20	$11.83	$9.82	$8.76	$9.00	$8.09	$6.71	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$34.27	$36.62	$36.29	$28.33	$25.35	$26.43	$19.85	$14.92	$24.63	$22.38
End of period	$35.58	$34.27	$36.62	$36.29	$28.33	$25.35	$26.43	$19.85	$14.92	$24.63
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,101	4,199

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.82	$17.79	$18.10	$13.72	$11.88	$12.44	$9.99	$7.62	$11.60	$12.59
End of period	$19.22	$15.82	$17.79	$18.10	$13.72	$11.88	$12.44	$9.99	$7.62	$11.60
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	500

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.77	$9.04	$10.74	$9.99	$10.09	$11.10	$9.63	$6.54	$13.66	N/A
End of period	$8.40	$6.77	$9.04	$10.74	$9.99	$10.09	$11.10	$9.63	$6.54	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	267	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$39.48	$37.86	$35.42	$25.96	$23.90	$24.17	$21.85	$16.51	$28.44	$26.40
End of period	$38.94	$39.48	$37.86	$35.42	$25.96	$23.90	$24.17	$21.85	$16.51	$28.44
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	713	4,915

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.66	$13.09	$13.26	$11.69	$10.54	$11.27	$10.53	$8.76	$12.44	$11.74
End of period	$13.14	$12.66	$13.09	$13.26	$11.69	$10.54	$11.27	$10.53	$8.76	$12.44
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,259	13,013

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.08	$12.75	$14.52	$12.18	$10.59	$12.38	$11.72	$9.17	$16.83	$15.31
End of period	$11.86	$12.08	$12.75	$14.52	$12.18	$10.59	$12.38	$11.72	$9.17	$16.83
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	7,303	19,953

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$23.62	$24.58	$22.80	$17.18	$15.39	$15.81	$14.40	$10.96	$18.31	$18.54
End of period	$26.44	$23.62	$24.58	$22.80	$17.18	$15.39	$15.81	$14.40	$10.96	$18.31
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	503	3,916

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.91	$13.35	$14.17	$11.68	$10.14	$11.17	$10.36	N/A	N/A	N/A
End of period	$12.12	$11.91	$13.35	$14.17	$11.68	$10.14	$11.17	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.72	$11.64	$11.54	$9.49	$8.33	$8.61	$7.94	$6.22	$9.91	N/A
End of period	$11.93	$10.72	$11.64	$11.54	$9.49	$8.33	$8.61	$7.94	$6.22	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.69	$10.54	$11.00	$8.60	$7.17	$7.78	$7.40	$5.76	$9.89	N/A
End of period	$10.51	$9.69	$10.54	$11.00	$8.60	$7.17	$7.78	$7.40	$5.76	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	971	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.34	$13.57	$13.39	$11.96	$10.86	$10.78	$9.76	$7.48	$10.84	$10.84
End of period	$13.82	$12.34	$13.57	$13.39	$11.96	$10.86	$10.78	$9.76	$7.48	$10.84
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,123	21,289

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.04	$11.80	$11.20	$8.89	$7.97	$8.17	$7.47	$6.00	$9.84	N/A
End of period	$12.54	$11.04	$11.80	$11.20	$8.89	$7.97	$8.17	$7.47	$6.00	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$23.39	$23.73	$22.94	$23.61	$22.32	$21.40	$20.25	$18.07	$19.41	$18.48
End of period	$23.45	$23.39	$23.73	$22.94	$23.61	$22.32	$21.40	$20.25	$18.07	$19.41
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,096	7,020

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.62	$12.34	$13.23	$14.62	$12.40	$13.25	$11.63	N/A	N/A	N/A
End of period	$11.37	$10.62	$12.34	$13.23	$14.62	$12.40	$13.25	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.69	$19.80	$17.82	$13.68	$11.81	$12.87	$10.54	$8.09	$12.90	$12.78
End of period	$19.73	$17.69	$19.80	$17.82	$13.68	$11.81	$12.87	$10.54	$8.09	$12.90
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	4,846

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.14	$7.66	$7.01	$7.31	$6.03	$8.52	$7.42	$4.15	N/A	N/A
End of period	$6.78	$7.14	$7.66	$7.01	$7.31	$6.03	$8.52	$7.42	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.66	$16.10	$14.26	$14.14	$11.22	$12.19	$10.60	$8.15	$12.91	$15.48
End of period	$15.74	$15.66	$16.10	$14.26	$14.14	$11.22	$12.19	$10.60	$8.15	$12.91
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	686	6,852

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$17.97	$18.69	$18.99	$16.26	$14.31	$15.65	$14.19	$10.55	$18.20	$16.89
End of period	$17.43	$17.97	$18.69	$18.99	$16.26	$14.31	$15.65	$14.19	$10.55	$18.20
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,418	9,376

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$22.98	$25.75	$24.01	$18.68	$17.66	$19.07	$15.78	$11.51	$19.21	$20.10
End of period	$26.03	$22.98	$25.75	$24.01	$18.68	$17.66	$19.07	$15.78	$11.51	$19.21
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	978	14,683

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.40	$24.28	$22.90	$16.70	$14.45	$14.93	$12.05	$9.10	$15.38	$14.07
End of period	$25.62	$23.40	$24.28	$22.90	$16.70	$14.45	$14.93	$12.05	$9.10	$15.38
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	344	5,060

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$37.46	$37.04	$33.93	$24.34	$21.33	$23.08	$18.72	$13.34	$24.46	$23.08
End of period	$36.97	$37.46	$37.04	$33.93	$24.34	$21.33	$23.08	$18.72	$13.34	$24.46
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	518	1,722

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.90	$19.16	$18.52	$19.55	$19.21	$17.82	$16.91	$16.61	$15.88	$15.21
End of period	$18.82	$18.90	$19.16	$18.52	$19.55	$19.21	$17.82	$16.91	$16.61	$15.88
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,345	9,112

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.71	$12.16	$13.07	$13.46	$11.22	$13.90	$11.61	$6.89	$14.05	$10.85
End of period	$11.37	$9.71	$12.16	$13.07	$13.46	$11.22	$13.90	$11.61	$6.89	$14.05
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	5,668	13,064

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$11.99	$12.50	$11.76	$9.38	$8.24	$8.57	$7.50	$6.13	$9.80	N/A
End of period	$13.19	$11.99	$12.50	$11.76	$9.38	$8.24	$8.57	$7.50	$6.13	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.30	$13.57	$13.09	$13.70	$13.47	$12.81	$12.32	$11.87	$11.66	$11.16
End of period	$13.31	$13.30	$13.57	$13.09	$13.70	$13.47	$12.81	$12.32	$11.87	$11.66
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,927	25,409

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.40	$7.34	$7.08	$5.96	$5.05	$5.31	$4.41	$3.58	$6.04	$5.90
End of period	$8.98	$7.40	$7.34	$7.08	$5.96	$5.05	$5.31	$4.41	$3.58	$6.04
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	23,437

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$21.70	$20.87	$19.18	$13.85	$11.42	$10.92	$9.06	$6.93	$10.28	$11.37
End of period	$22.61	$21.70	$20.87	$19.18	$13.85	$11.42	$10.92	$9.06	$6.93	$10.28
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	506	1,935

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$13.80	$14.15	$13.13	$10.24	$9.38	$8.10	$6.62	$5.82	$10.98	$11.07
End of period	$15.69	$13.80	$14.15	$13.13	$10.24	$9.38	$8.10	$6.62	$5.82	$10.98
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	22,265	79,420

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$10.97	$11.30	$10.18	$7.78	$6.28	$7.34	$6.59	$5.66	$11.68	$14.40
End of period	$13.36	$10.97	$11.30	$10.18	$7.78	$6.28	$7.34	$6.59	$5.66	$11.68
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	328	1,858

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.24	$18.03	$16.56	$14.89	$12.34	$13.70	$12.17	$9.46	$18.72	$17.16
End of period	$17.05	$16.24	$18.03	$16.56	$14.89	$12.34	$13.70	$12.17	$9.46	$18.72
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	15,757	70,222

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.40	$24.28	$19.77	$14.29	$12.28	$11.28	$11.06	$9.25	$12.27	$11.62
End of period	$23.99	$25.40	$24.28	$19.77	$14.29	$12.28	$11.28	$11.06	$9.25	$12.27
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,176	5,500

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.41	$12.83	$12.41	$10.21	$9.13	$9.50	$8.36	$6.80	$9.88	N/A
End of period	$13.63	$12.41	$12.83	$12.41	$10.21	$9.13	$9.50	$8.36	$6.80	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$15.84	$16.32	$17.70	$14.84	$12.81	$14.87	$14.19	$11.18	$19.95	$18.41
End of period	$15.68	$15.84	$16.32	$17.70	$14.84	$12.81	$14.87	$14.19	$11.18	$19.95
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	4,756	16,112

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.29	$17.11	$15.65	$12.11	$10.45	$10.87	$9.45	$7.76	$13.75	$13.81
End of period	$17.94	$16.29	$17.11	$15.65	$12.11	$10.45	$10.87	$9.45	$7.76	$13.75
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,210	2,029	34,912

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.74	$20.83	$17.91	$12.93	$11.01	$11.00	$9.56	$7.26	$12.64	$10.81
End of period	$21.98	$20.74	$20.83	$17.91	$12.93	$11.01	$11.00	$9.56	$7.26	$12.64
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	339	7,080

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$25.66	$34.05	$38.70	$31.45	$30.70	$30.28	$25.89	$21.96	$36.01	$27.11
End of period	$32.04	$25.66	$34.05	$38.70	$31.45	$30.70	$30.28	$25.89	$21.96	$36.01
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	522	12,428

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.70	$15.21	$14.73	$10.68	$9.76	$9.47	$8.28	$7.10	$10.74	$10.17
End of period	$13.83	$13.70	$15.21	$14.73	$10.68	$9.76	$9.47	$8.28	$7.10	$10.74
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	1,863

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.05	$25.17	$23.48	$17.98	$15.62	$16.26	$13.16	$9.71	$15.85	$15.03
End of period	$28.36	$24.05	$25.17	$23.48	$17.98	$15.62	$16.26	$13.16	$9.71	$15.85
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	7,706	24,674

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$16.86	$17.03	$15.34	$11.87	$10.48	$10.52	$9.36	$7.57	$12.37	$12.01
End of period	$18.43	$16.86	$17.03	$15.34	$11.87	$10.48	$10.52	$9.36	$7.57	$12.37
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	11,482	68,128

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.64	$15.71	$15.46	$11.50	$10.29	$11.36	$9.58	$6.04	$8.82	N/A
End of period	$19.32	$14.64	$15.71	$15.46	$11.50	$10.29	$11.36	$9.58	$6.04	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.43	$21.81	$21.23	$15.62	$13.73	$14.62	$11.79	$9.43	$14.76	$15.36
End of period	$25.25	$20.43	$21.81	$21.23	$15.62	$13.73	$14.62	$11.79	$9.43	$14.76
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	6,639	21,849

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.74	$10.48	$8.85	$7.15	$6.54	$6.69	$6.08	$3.78	$6.80	$6.05
End of period	$11.95	$10.74	$10.48	$8.85	$7.15	$6.54	$6.69	$6.08	$3.78	$6.80
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	3,253	10,403

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.10	$17.76	$17.75	$14.33	$12.11	$13.44	$11.86	$8.67	$14.93	$14.30
End of period	$17.79	$18.10	$17.76	$17.75	$14.33	$12.11	$13.44	$11.86	$8.67	$14.93
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	981	14,603

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.59	$13.24	$13.05	$14.63	$13.75	$12.53	$11.85	$10.30	$10.90	N/A
End of period	$13.00	$12.59	$13.24	$13.05	$14.63	$13.75	$12.53	$11.85	$10.30	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,654	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.31	$18.57	$18.19	$18.93	$17.84	$17.33	$16.41	$14.48	$14.69	$13.83
End of period	$18.46	$18.31	$18.57	$18.19	$18.93	$17.84	$17.33	$16.41	$14.48	$14.69
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	28,057	61,673

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.63	$18.19	$18.51	$17.42	$15.20	$14.79	$13.03	$9.07	$13.35	$13.75
End of period	$19.10	$16.63	$18.19	$18.51	$17.42	$15.20	$14.79	$13.03	$9.07	$13.35
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,574	12,979	90,668

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$24.71	$27.57	$24.96	$18.13	$15.97	$17.17	$14.89	$10.42	$20.11	$21.71
End of period	$29.50	$24.71	$27.57	$24.96	$18.13	$15.97	$17.17	$14.89	$10.42	$20.11
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	44	2,845

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.13	$19.45	$17.32	$12.28	$10.76	$10.36	$9.27	$6.66	N/A	N/A
End of period	$19.63	$18.13	$19.45	$17.32	$12.28	$10.76	$10.36	$9.27	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$18.93	$19.33	$18.47	$14.96	$13.15	$14.07	$12.24	$9.52	$15.93	$14.87
End of period	$19.70	$18.93	$19.33	$18.47	$14.96	$13.15	$14.07	$12.24	$9.52	$15.93
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	12,534	69,112

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.67	$13.11	$12.95	$12.62	$11.82	$11.67	$10.94	$9.82	$11.59	$11.11
End of period	$13.06	$12.67	$13.11	$12.95	$12.62	$11.82	$11.67	$10.94	$9.82	$11.59
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	12,701	18,457

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$18.92	$19.31	$18.62	$15.48	$13.67	$14.37	$12.61	$10.03	$15.80	$14.81
End of period	$19.67	$18.92	$19.31	$18.62	$15.48	$13.67	$14.37	$12.61	$10.03	$15.80
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	3,562	97,075

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.12	$14.55	$14.25	$13.15	$12.08	$12.20	$11.16	$9.59	$12.40	$11.72
End of period	$14.64	$14.12	$14.55	$14.25	$13.15	$12.08	$12.20	$11.16	$9.59	$12.40
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	4,524	22,360

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$17.70	$18.17	$17.71	$15.57	$13.95	$14.39	$12.95	$10.68	$15.01	$14.08
End of period	$18.35	$17.70	$18.17	$17.71	$15.57	$13.95	$14.39	$12.95	$10.68	$15.01
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	41,544	156,187

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$50.27	$46.26	$43.34	$31.84	$27.29	$28.13	$24.54	$17.42	$31.05	$28.72
End of period	$50.06	$50.27	$46.26	$43.34	$31.84	$27.29	$28.13	$24.54	$17.42	$31.05
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	10,081	27,751

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$76.48	$73.17	$66.06	$49.29	$44.21	$45.70	$36.40	$25.25	$43.34	$37.67
End of period	$79.64	$76.48	$73.17	$66.06	$49.29	$44.21	$45.70	$36.40	$25.25	$43.34
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	2,979	8,730

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.87	$10.02	$10.16	$10.34	$10.28	$10.33	$10.22	$9.67	$10.48	$10.18
End of period	$9.82	$9.87	$10.02	$10.16	$10.34	$10.28	$10.33	$10.22	$9.67	$10.48
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,448	3,670

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$22.88	$23.74	$21.35	$15.86	$13.54	$14.08	$12.38	$9.20	$15.74	$15.90
End of period	$24.90	$22.88	$23.74	$21.35	$15.86	$13.54	$14.08	$12.38	$9.20	$15.74
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	5,004	24,293

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$35.98	$36.99	$34.30	$29.28	$27.09	$26.72	$24.56	$20.90	$26.85	$25.45
End of period	$39.14	$35.98	$36.99	$34.30	$29.28	$27.09	$26.72	$24.56	$20.90	$26.85
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	4,386	27,448

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.01	$11.22	$11.43	$11.64	$11.86	$12.08	$12.30	$12.51	$12.47	$12.13
End of period	$10.81	$11.01	$11.22	$11.43	$11.64	$11.86	$12.08	$12.30	$12.51	$12.47
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	7,612	111,187

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.37	$29.83	$27.29	$21.21	$18.57	$19.31	$17.30	$14.22	$21.73	$20.52
End of period	$31.59	$28.37	$29.83	$27.29	$21.21	$18.57	$19.31	$17.30	$14.22	$21.73
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	1,873	12,599

Accumulation Unit Values
Contract with Endorsements - 1.85%

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$16.38	$17.00	$17.03	$15.85	$14.55	$15.67	$13.78	N/A	N/A	N/A
End of period	$16.61	$16.38	$17.00	$17.03	$15.85	$14.55	$15.67	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,884	17,371	24,268	29,988	41,881	47,633	36,766	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$10.91	$11.42	$11.08	$9.10	$8.09	$8.51	$7.69	$6.24	$10.46	N/A
End of period	$11.58	$10.91	$11.42	$11.08	$9.10	$8.09	$8.51	$7.69	$6.24	N/A
Accumulation units outstanding at the end of period	11,133	22,467	14,108	23,816	12,942	5,752	16,635	16,971	—	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.13	$12.58	$12.17	$10.58	$9.52	$9.62	$8.82	$7.57	$10.51	N/A
End of period	$12.77	$12.13	$12.58	$12.17	$10.58	$9.52	$9.62	$8.82	$7.57	N/A
Accumulation units outstanding at the end of period	15,494	13,106	15,837	22,813	23,444	34,947	43,224	45,890	40,729	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.73	$12.19	$11.82	$9.82	$8.76	$9.00	$8.09	$6.71	$10.48	N/A
End of period	$12.38	$11.73	$12.19	$11.82	$9.82	$8.76	$9.00	$8.09	$6.71	N/A
Accumulation units outstanding at the end of period	3,158	11,304	10,586	16,202	70,000	18,241	11,296	16,281	16,205	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.66	$16.31	$16.26	$14.54	$13.33	$13.94	$12.56	N/A	N/A	N/A
End of period	$16.30	$15.66	$16.31	$16.26	$14.54	$13.33	$13.94	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,782	13,367	22,222	26,224	41,341	55,047	43,373	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.03	$16.71	$16.70	$15.13	$13.85	$14.66	$13.06	N/A	N/A	N/A
End of period	$16.55	$16.03	$16.71	$16.70	$15.13	$13.85	$14.66	N/A	N/A	N/A
Accumulation units outstanding at the end of period	23,104	28,021	32,346	32,860	72,764	91,253	33,808	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.03	$16.67	$16.67	$15.39	$14.14	$15.10	$13.39	N/A	N/A	N/A
End of period	$16.38	$16.03	$16.67	$16.67	$15.39	$14.14	$15.10	N/A	N/A	N/A
Accumulation units outstanding at the end of period	63,281	107,671	106,765	117,110	182,281	247,464	108,796	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$34.24	$36.59	$36.25	$28.31	$25.33	$26.41	$19.84	$14.91	$24.62	$22.37
End of period	$35.54	$34.24	$36.59	$36.25	$28.31	$25.33	$26.41	$19.84	$14.91	$24.62
Accumulation units outstanding at the end of period	19,733	27,417	29,390	35,948	44,829	85,729	60,497	34,479	28,014	26,417

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.81	$17.78	$18.09	$13.71	$11.87	$12.44	$9.99	$7.61	$11.60	$12.59
End of period	$19.21	$15.81	$17.78	$18.09	$13.71	$11.87	$12.44	$9.99	$7.61	$11.60
Accumulation units outstanding at the end of period	15,207	9,683	21,452	33,113	15,458	90,118	41,291	23,278	20,778	23,169

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.68	$11.92	$11.64	$10.29	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.31	$11.68	$11.92	$11.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	38,133	35,896	8,094	11,017	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.43	$16.26	$14.40	$11.08	$9.95	$10.26	N/A	N/A	N/A	N/A
End of period	$17.93	$15.43	$16.26	$14.40	$11.08	$9.95	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	74,132	76,389	54,117	42,165	24,667	21,692	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.76	$10.39	$10.46	$10.98	$10.57	$10.32	N/A	N/A	N/A	N/A
End of period	$9.81	$9.76	$10.39	$10.46	$10.98	$10.57	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	15,734	14,299	22,791	24,811	57,131	37,100	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.41	$12.65	$12.66	$10.08	$8.71	$11.01	N/A	N/A	N/A	N/A
End of period	$12.40	$12.41	$12.65	$12.66	$10.08	$8.71	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,138	4,574	5,991	4,206	12,161	13,249	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.31	$12.50	$12.23	$10.31	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.99	$12.31	$12.50	$12.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	19,267	19,656	13,020	13,921	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$15.91	$16.04	$14.83	$11.36	$9.90	$10.32	N/A	N/A	N/A	N/A
End of period	$17.35	$15.91	$16.04	$14.83	$11.36	$9.90	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	25,601	41,512	63,565	89,894	38,568	37,364	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.98	$11.75	$12.34	$10.38	$9.01	$10.72	N/A	N/A	N/A	N/A
End of period	$11.11	$10.98	$11.75	$12.34	$10.38	$9.01	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,575	36,670	16,900	14,368	21,549	23,914	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.10	$10.67	$11.84	$10.88	$9.44	$11.22	N/A	N/A	N/A	N/A
End of period	$10.40	$10.10	$10.67	$11.84	$10.88	$9.44	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,766	12,331	12,494	13,971	27,989	23,902	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$11.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,131	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.38	$11.75	$11.75	$10.47	$9.73	$10.31	N/A	N/A	N/A	N/A
End of period	$11.61	$11.38	$11.75	$11.75	$10.47	$9.73	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	24,763	42,202	33,596	33,417	27,759	38,026	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.76	$9.03	$10.73	$9.98	$10.09	$11.10	$9.62	$6.54	$13.66	N/A
End of period	$8.40	$6.76	$9.03	$10.73	$9.98	$10.09	$11.10	$9.62	$6.54	N/A
Accumulation units outstanding at the end of period	80,125	64,329	96,123	112,417	145,164	167,743	154,547	147,926	60,914	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$39.44	$37.82	$35.38	$25.93	$23.88	$24.15	$21.83	$16.50	$28.42	$26.39
End of period	$38.89	$39.44	$37.82	$35.38	$25.93	$23.88	$24.15	$21.83	$16.50	$28.42
Accumulation units outstanding at the end of period	29,216	54,601	12,052	13,542	17,553	26,375	15,525	14,856	11,267	6,489

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.31	$15.40	$14.61	$12.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.61	$12.31	$15.40	$14.61	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,678	8,337	8,631	10,226	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.65	$13.08	$13.26	$11.69	$10.53	$11.26	$10.53	$8.75	$12.43	$11.73
End of period	$13.13	$12.65	$13.08	$13.26	$11.69	$10.53	$11.26	$10.53	$8.75	$12.43
Accumulation units outstanding at the end of period	26,492	27,621	36,326	44,661	49,960	72,036	82,678	69,698	66,480	45,814

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.06	$12.74	$14.51	$12.17	$10.58	$12.37	$11.71	$9.16	$16.82	$15.30
End of period	$11.84	$12.06	$12.74	$14.51	$12.17	$10.58	$12.37	$11.71	$9.16	$16.82
Accumulation units outstanding at the end of period	28,461	37,056	48,840	63,087	77,101	74,071	97,342	98,743	83,588	99,435

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$23.60	$24.55	$22.78	$17.16	$15.38	$15.80	$14.39	$10.95	$18.30	$18.53
End of period	$26.41	$23.60	$24.55	$22.78	$17.16	$15.38	$15.80	$14.39	$10.95	$18.30
Accumulation units outstanding at the end of period	9,929	15,211	10,142	16,375	20,032	36,649	27,155	20,649	10,850	39,722

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	17,216	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.91	$13.35	$14.17	$11.67	$10.14	$11.17	$10.36	N/A	N/A	N/A
End of period	$12.12	$11.91	$13.35	$14.17	$11.67	$10.14	$11.17	N/A	N/A	N/A
Accumulation units outstanding at the end of period	74,262	93,966	117,750	140,370	184,254	198,444	148,254	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.71	$11.63	$11.54	$9.48	$8.33	$8.60	$7.94	$6.21	$9.91	N/A
End of period	$11.93	$10.71	$11.63	$11.54	$9.48	$8.33	$8.60	$7.94	$6.21	N/A
Accumulation units outstanding at the end of period	68,968	111,540	110,861	166,317	257,156	294,460	288,338	233,947	168,908	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.68	$10.54	$11.00	$8.59	$7.17	$7.78	$7.40	$5.76	$9.89	N/A
End of period	$10.51	$9.68	$10.54	$11.00	$8.59	$7.17	$7.78	$7.40	$5.76	N/A
Accumulation units outstanding at the end of period	8,379	14,996	26,526	28,784	17,220	15,372	18,196	13,223	14,419	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.87	$11.55	$11.82	$11.63	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.08	$10.87	$11.55	$11.82	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,203	31,596	35,039	65,384	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.33	$13.56	$13.39	$11.95	$10.85	$10.78	$9.76	$7.48	$10.84	$10.84
End of period	$13.82	$12.33	$13.56	$13.39	$11.95	$10.85	$10.78	$9.76	$7.48	$10.84
Accumulation units outstanding at the end of period	101,863	125,629	128,727	140,142	160,975	141,203	115,499	89,620	82,439	39,749

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.78	$9.59	$10.79	$8.30	$6.65	$7.91	$6.68	$4.46	N/A	N/A
End of period	$9.49	$9.78	$9.59	$10.79	$8.30	$6.65	$7.91	$6.68	N/A	N/A
Accumulation units outstanding at the end of period	13,578	26,405	27,157	39,471	25,907	20,786	17,762	40,997	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.04	$11.79	$11.20	$8.89	$7.97	$8.17	$7.47	$6.00	$9.84	N/A
End of period	$12.53	$11.04	$11.79	$11.20	$8.89	$7.97	$8.17	$7.47	$6.00	N/A
Accumulation units outstanding at the end of period	34,670	39,583	44,055	45,561	51,884	67,971	47,098	80,152	67,637	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$23.37	$23.71	$22.92	$23.59	$22.30	$21.38	$20.24	$18.06	$19.40	$18.47
End of period	$23.42	$23.37	$23.71	$22.92	$23.59	$22.30	$21.38	$20.24	$18.06	$19.40
Accumulation units outstanding at the end of period	24,514	28,986	42,787	55,316	139,948	97,154	97,182	95,589	91,834	89,953

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$10.62	$12.34	$13.22	$14.61	$12.40	$13.25	$11.63	$9.64	N/A	N/A
End of period	$11.37	$10.62	$12.34	$13.22	$14.61	$12.40	$13.25	$11.63	N/A	N/A
Accumulation units outstanding at the end of period	11,507	12,682	17,217	21,042	33,507	44,911	67,685	16,535	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.69	$19.79	$17.82	$13.68	$11.81	$12.87	$10.54	$8.09	$12.90	$12.78
End of period	$19.72	$17.69	$19.79	$17.82	$13.68	$11.81	$12.87	$10.54	$8.09	$12.90
Accumulation units outstanding at the end of period	17,925	19,737	39,652	52,759	36,744	106,687	60,858	29,540	22,144	21,666

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.49	$12.94	$11.57	$8.78	$7.48	$8.53	$7.99	$6.52	$10.66	N/A
End of period	$13.23	$12.49	$12.94	$11.57	$8.78	$7.48	$8.53	$7.99	$6.52	N/A
Accumulation units outstanding at the end of period	16,671	23,474	56,919	68,604	31,197	14,140	13,924	13,635	15,332	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.14	$7.66	$7.00	$7.31	$6.03	$8.52	$7.42	$4.15	N/A	N/A
End of period	$6.77	$7.14	$7.66	$7.00	$7.31	$6.03	$8.52	$7.42	N/A	N/A
Accumulation units outstanding at the end of period	38,825	51,641	127,521	152,867	151,232	162,076	195,328	163,829	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.65	$16.10	$14.25	$14.13	$11.22	$12.19	$10.60	$8.15	$12.91	$15.47
End of period	$15.73	$15.65	$16.10	$14.25	$14.13	$11.22	$12.19	$10.60	$8.15	$12.91
Accumulation units outstanding at the end of period	50,397	116,081	100,116	91,314	92,839	99,373	116,995	106,276	47,618	39,432

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$17.95	$18.67	$18.97	$16.24	$14.29	$15.64	$14.18	$10.55	$18.19	$16.88
End of period	$17.42	$17.95	$18.67	$18.97	$16.24	$14.29	$15.64	$14.18	$10.55	$18.19
Accumulation units outstanding at the end of period	25,159	27,355	48,099	59,077	58,499	66,779	93,553	89,293	44,600	29,339

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$22.96	$25.73	$23.99	$18.67	$17.65	$19.06	$15.77	$11.51	$19.20	$20.09
End of period	$26.01	$22.96	$25.73	$23.99	$18.67	$17.65	$19.06	$15.77	$11.51	$19.20
Accumulation units outstanding at the end of period	17,355	17,266	26,879	35,009	44,272	44,362	45,693	36,568	42,028	51,188

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.39	$24.26	$22.88	$16.69	$14.45	$14.92	$12.04	$9.10	$15.38	$14.07
End of period	$25.60	$23.39	$24.26	$22.88	$16.69	$14.45	$14.92	$12.04	$9.10	$15.38
Accumulation units outstanding at the end of period	17,761	34,095	37,243	59,172	39,817	61,319	35,790	34,281	29,070	27,045

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$37.42	$37.01	$33.90	$24.31	$21.31	$23.07	$18.71	$13.33	$24.44	$23.07
End of period	$36.93	$37.42	$37.01	$33.90	$24.31	$21.31	$23.07	$18.71	$13.33	$24.44
Accumulation units outstanding at the end of period	14,565	34,300	23,722	30,304	30,894	29,287	30,716	23,479	19,468	10,807

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.88	$19.14	$18.50	$19.53	$19.20	$17.80	$16.90	$16.60	$15.87	$15.20
End of period	$18.80	$18.88	$19.14	$18.50	$19.53	$19.20	$17.80	$16.90	$16.60	$15.87
Accumulation units outstanding at the end of period	43,913	57,355	57,067	67,691	184,631	123,347	148,881	137,540	177,873	47,948

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$9.70	$12.16	$13.07	$13.46	$11.22	$13.90	$11.61	$6.89	$14.05	$10.86
End of period	$11.36	$9.70	$12.16	$13.07	$13.46	$11.22	$13.90	$11.61	$6.89	$14.05
Accumulation units outstanding at the end of period	37,050	46,502	82,834	96,046	118,691	142,699	214,580	180,053	74,955	60,793

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$11.99	$12.49	$11.76	$9.38	$8.24	$8.57	$7.50	$6.13	$9.80	N/A
End of period	$13.19	$11.99	$12.49	$11.76	$9.38	$8.24	$8.57	$7.50	$6.13	N/A
Accumulation units outstanding at the end of period	7,022	11,317	12,177	12,509	26,215	37,718	52,093	25,464	27,475	N/A

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.29	$13.56	$13.08	$13.70	$13.47	$12.80	$12.32	$11.87	$11.66	$11.16
End of period	$13.30	$13.29	$13.56	$13.08	$13.70	$13.47	$12.80	$12.32	$11.87	$11.66
Accumulation units outstanding at the end of period	58,971	77,462	69,285	76,454	111,723	122,662	132,167	136,499	182,948	178,430

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.40	$7.33	$7.08	$5.96	$5.04	$5.31	$4.41	$3.58	$6.04	$5.90
End of period	$8.97	$7.40	$7.33	$7.08	$5.96	$5.04	$5.31	$4.41	$3.58	$6.04
Accumulation units outstanding at the end of period	18,213	22,351	32,085	43,053	60,927	77,115	67,832	28,195	12,817	50,891

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$21.70	$20.87	$19.19	$13.85	$11.43	$10.93	$9.07	$6.94	$10.29	$11.38
End of period	$22.61	$21.70	$20.87	$19.19	$13.85	$11.43	$10.93	$9.07	$6.94	$10.29
Accumulation units outstanding at the end of period	26,469	76,935	43,408	70,900	45,871	41,593	64,465	15,173	8,852	11,515

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$13.79	$14.14	$13.12	$10.24	$9.37	$8.09	$6.61	$5.81	$10.97	$11.07
End of period	$15.68	$13.79	$14.14	$13.12	$10.24	$9.37	$8.09	$6.61	$5.81	$10.97
Accumulation units outstanding at the end of period	101,233	118,657	134,036	209,689	271,045	343,745	371,768	401,798	450,298	521,761

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.70	$9.26	$9.80	$10.41	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.32	$7.70	$9.26	$9.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,701	10,742	8,824	13,858	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.53	$14.06	$14.83	$11.56	$10.84	$11.92	$11.89	N/A	N/A	N/A
End of period	$13.04	$13.53	$14.06	$14.83	$11.56	$10.84	$11.92	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,299	19,624	5,268	7,222	1,427	1,689	648	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$10.96	$11.29	$10.17	$7.77	$6.28	$7.34	$6.59	$5.66	$11.68	$14.40
End of period	$13.35	$10.96	$11.29	$10.17	$7.77	$6.28	$7.34	$6.59	$5.66	$11.68
Accumulation units outstanding at the end of period	74,736	97,438	124,220	142,683	159,276	259,011	289,826	186,837	62,376	13,590

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.22	$18.01	$16.55	$14.88	$12.33	$13.70	$12.16	$9.46	$18.71	$17.15
End of period	$17.03	$16.22	$18.01	$16.55	$14.88	$12.33	$13.70	$12.16	$9.46	$18.71
Accumulation units outstanding at the end of period	88,851	102,002	125,346	182,002	239,622	272,001	298,164	326,412	388,826	439,533

JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.22	$24.11	$19.62	$14.19	$12.19	$11.20	$10.98	$9.25	$12.27	$11.62
End of period	$23.81	$25.22	$24.11	$19.62	$14.19	$12.19	$11.20	$10.98	$9.25	$12.27
Accumulation units outstanding at the end of period	39,111	110,925	86,571	112,079	78,429	89,258	121,909	102,549	40,089	34,305

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.40	$12.82	$12.40	$10.21	$9.13	$9.50	$8.35	$6.80	$9.88	N/A
End of period	$13.63	$12.40	$12.82	$12.40	$10.21	$9.13	$9.50	$8.35	$6.80	N/A
Accumulation units outstanding at the end of period	14,710	15,571	14,560	19,187	18,212	22,392	21,652	1,823	2,203	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$15.83	$16.30	$17.68	$14.84	$12.81	$14.87	$14.18	$11.17	$19.94	$18.40
End of period	$15.67	$15.83	$16.30	$17.68	$14.84	$12.81	$14.87	$14.18	$11.17	$19.94
Accumulation units outstanding at the end of period	48,150	59,022	61,330	62,871	88,675	113,129	131,962	143,063	158,565	232,227

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.28	$17.10	$15.65	$12.10	$10.45	$10.87	$9.45	$7.76	$13.75	$13.81
End of period	$17.93	$16.28	$17.10	$15.65	$12.10	$10.45	$10.87	$9.45	$7.76	$13.75
Accumulation units outstanding at the end of period	332,172	413,385	473,299	718,877	938,618	1,112,132	1,419,588	1,552,198	1,639,695	1,790,230

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.73	$20.82	$17.90	$12.93	$11.00	$10.99	$9.55	$7.26	$12.64	$10.81
End of period	$21.96	$20.73	$20.82	$17.90	$12.93	$11.00	$10.99	$9.55	$7.26	$12.64
Accumulation units outstanding at the end of period	9,113	43,218	29,387	18,531	24,982	28,746	23,215	17,522	16,861	23,589

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$25.63	$34.03	$38.67	$31.42	$30.68	$30.26	$25.88	$21.95	$35.99	$27.10
End of period	$32.01	$25.63	$34.03	$38.67	$31.42	$30.68	$30.26	$25.88	$21.95	$35.99
Accumulation units outstanding at the end of period	69,621	48,016	58,548	67,136	78,151	82,120	83,770	83,494	68,662	48,776

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.84	$15.37	$15.17	$13.72	$12.47	$12.95	$11.68	N/A	N/A	N/A
End of period	$17.04	$15.84	$15.37	$15.17	$13.72	$12.47	$12.95	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,192	18,530	7,414	12,252	7,221	5,505	5,574	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.69	$15.21	$14.73	$10.68	$9.75	$9.47	$8.28	$7.09	$10.74	$10.17
End of period	$13.82	$13.69	$15.21	$14.73	$10.68	$9.75	$9.47	$8.28	$7.09	$10.74
Accumulation units outstanding at the end of period	122,567	137,065	122,382	203,433	27,372	39,680	9,383	7,896	8,230	2,217

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.03	$25.16	$23.46	$17.97	$15.61	$16.25	$13.16	$9.71	$15.85	$15.03
End of period	$28.34	$24.03	$25.16	$23.46	$17.97	$15.61	$16.25	$13.16	$9.71	$15.85
Accumulation units outstanding at the end of period	54,585	71,005	74,795	85,705	100,891	124,291	149,089	135,201	153,681	180,876

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$16.85	$17.01	$15.33	$11.86	$10.47	$10.51	$9.36	$7.57	$12.36	$12.01
End of period	$18.42	$16.85	$17.01	$15.33	$11.86	$10.47	$10.51	$9.36	$7.57	$12.36
Accumulation units outstanding at the end of period	220,185	287,297	298,286	311,616	247,115	305,115	348,493	403,422	360,131	333,108

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.64	$15.70	$15.46	$11.50	$10.29	$11.36	$9.58	$6.04	$8.82	N/A
End of period	$19.31	$14.64	$15.70	$15.46	$11.50	$10.29	$11.36	$9.58	$6.04	N/A
Accumulation units outstanding at the end of period	24,569	7,339	8,387	10,261	11,635	36,627	31,907	26,538	20,848	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.42	$21.79	$21.21	$15.61	$13.72	$14.61	$11.78	$9.42	$14.75	$15.35
End of period	$25.23	$20.42	$21.79	$21.21	$15.61	$13.72	$14.61	$11.78	$9.42	$14.75
Accumulation units outstanding at the end of period	87,483	103,827	121,547	171,905	96,071	124,325	151,356	152,204	149,375	184,087

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.74	$10.48	$8.85	$7.14	$6.54	$6.69	$6.08	$3.78	$6.80	$6.05
End of period	$11.95	$10.74	$10.48	$8.85	$7.14	$6.54	$6.69	$6.08	$3.78	$6.80
Accumulation units outstanding at the end of period	84,263	92,716	108,096	113,602	93,483	129,494	184,777	135,495	47,166	29,487

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.76	$12.52	$12.80	$9.47	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.62	$11.76	$12.52	$12.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,344	10,241	10,851	1,707	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.19	$10.51	$10.21	$10.41	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.60	$10.19	$10.51	$10.21	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,959	12,890	10,090	1,688	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.09	$17.75	$17.74	$14.32	$12.10	$13.43	$11.86	$8.66	$14.92	$14.30
End of period	$17.77	$18.09	$17.75	$17.74	$14.32	$12.10	$13.43	$11.86	$8.66	$14.92
Accumulation units outstanding at the end of period	60,261	32,420	32,780	46,682	50,531	56,857	50,068	54,950	55,546	57,181

JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.86	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,530	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.59	$13.23	$13.05	$14.63	$13.74	$12.53	$11.85	$10.30	$10.90	N/A
End of period	$13.00	$12.59	$13.23	$13.05	$14.63	$13.74	$12.53	$11.85	$10.30	N/A
Accumulation units outstanding at the end of period	110,830	80,031	106,036	121,524	436,167	289,176	245,645	197,130	190,875	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.29	$18.56	$18.18	$18.91	$17.82	$17.32	$16.40	$14.47	$14.68	$13.82
End of period	$18.44	$18.29	$18.56	$18.18	$18.91	$17.82	$17.32	$16.40	$14.47	$14.68
Accumulation units outstanding at the end of period	111,757	152,701	205,539	266,583	526,309	497,041	520,662	421,359	343,125	237,688

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.22	$10.54	$10.71	$10.46	$9.89	N/A	N/A	N/A	N/A	N/A
End of period	$10.97	$10.22	$10.54	$10.71	$10.46	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	27,850	35,780	69,588	72,271	39,802	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.61	$18.18	$18.49	$17.41	$15.19	$14.78	$13.02	$9.07	$13.34	$13.74
End of period	$19.09	$16.61	$18.18	$18.49	$17.41	$15.19	$14.78	$13.02	$9.07	$13.34
Accumulation units outstanding at the end of period	88,422	57,023	102,716	214,802	228,996	240,109	251,874	197,266	68,517	61,177

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.57	$16.14	$14.89	$10.75	$9.40	$10.35	$8.13	$5.62	N/A	N/A
End of period	$18.22	$14.57	$16.14	$14.89	$10.75	$9.40	$10.35	$8.13	N/A	N/A
Accumulation units outstanding at the end of period	8,954	2,173	15,938	23,794	10,476	38,908	55,979	8,101	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.46	$15.26	$14.69	$10.89	$9.27	$10.27	$8.19	$6.23	N/A	N/A
End of period	$18.53	$14.46	$15.26	$14.69	$10.89	$9.27	$10.27	$8.19	N/A	N/A
Accumulation units outstanding at the end of period	37,464	20,113	2,340	2,796	9,572	80,937	31,112	1,608	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$24.52	$27.36	$24.77	$18.00	$15.85	$17.04	$14.78	$10.42	$20.10	$21.70
End of period	$29.28	$24.52	$27.36	$24.77	$18.00	$15.85	$17.04	$14.78	$10.42	$20.10
Accumulation units outstanding at the end of period	15,266	5,455	25,723	29,553	6,180	13,105	28,333	10,471	4,903	3,808

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$13.98	$14.30	$14.48	$10.41	$8.14	$10.11	$8.15	$5.92	N/A	N/A
End of period	$14.85	$13.98	$14.30	$14.48	$10.41	$8.14	$10.11	$8.15	N/A	N/A
Accumulation units outstanding at the end of period	11,721	13,588	20,914	24,284	47,334	69,610	37,108	21,092	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.12	$19.44	$17.31	$12.28	$10.76	$10.35	$9.27	$6.66	N/A	N/A
End of period	$19.62	$18.12	$19.44	$17.31	$12.28	$10.76	$10.35	$9.27	N/A	N/A
Accumulation units outstanding at the end of period	140,774	165,834	81,153	95,852	77,033	132,811	182,880	196,065	N/A	N/A

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.11	$20.25	$18.74	$13.36	$11.67	$10.75	$9.73	$6.87	N/A	N/A
End of period	$20.87	$20.11	$20.25	$18.74	$13.36	$11.67	$10.75	$9.73	N/A	N/A
Accumulation units outstanding at the end of period	11,268	47,052	23,026	18,926	28,967	35,157	11,203	21,509	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.29	$17.49	$15.67	$12.20	$11.02	$9.99	$8.60	$7.10	N/A	N/A
End of period	$19.98	$17.29	$17.49	$15.67	$12.20	$11.02	$9.99	$8.60	N/A	N/A
Accumulation units outstanding at the end of period	62,243	47,111	55,883	65,429	40,360	86,703	47,420	7,280	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.25	$21.58	$18.62	$12.65	$11.29	$10.80	$9.62	$6.24	N/A	N/A
End of period	$18.86	$18.25	$21.58	$18.62	$12.65	$11.29	$10.80	$9.62	N/A	N/A
Accumulation units outstanding at the end of period	12,976	73,919	37,700	43,399	12,009	16,662	32,017	22,583	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$18.91	$19.31	$18.46	$14.95	$13.15	$14.06	$12.24	$9.51	$15.93	$14.86
End of period	$19.68	$18.91	$19.31	$18.46	$14.95	$13.15	$14.06	$12.24	$9.51	$15.93
Accumulation units outstanding at the end of period	103,240	119,361	103,465	122,351	145,442	194,411	196,725	186,993	168,747	167,457

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.66	$13.10	$12.94	$12.62	$11.82	$11.67	$10.94	$9.81	$11.59	$11.11
End of period	$13.05	$12.66	$13.10	$12.94	$12.62	$11.82	$11.67	$10.94	$9.81	$11.59
Accumulation units outstanding at the end of period	117,291	112,315	123,918	192,060	275,590	314,180	289,732	315,979	308,046	168,844

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$18.90	$19.29	$18.60	$15.46	$13.65	$14.36	$12.60	$10.02	$15.79	$14.80
End of period	$19.65	$18.90	$19.29	$18.60	$15.46	$13.65	$14.36	$12.60	$10.02	$15.79
Accumulation units outstanding at the end of period	154,484	195,562	213,539	268,223	308,089	409,062	463,716	467,316	507,022	552,336

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.12	$14.54	$14.25	$13.14	$12.07	$12.19	$11.16	$9.58	$12.39	$11.72
End of period	$14.63	$14.12	$14.54	$14.25	$13.14	$12.07	$12.19	$11.16	$9.58	$12.39
Accumulation units outstanding at the end of period	142,113	176,452	184,482	258,585	342,480	349,026	339,521	289,628	228,778	235,521

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$17.69	$18.15	$17.70	$15.56	$13.94	$14.38	$12.94	$10.68	$15.01	$14.07
End of period	$18.33	$17.69	$18.15	$17.70	$15.56	$13.94	$14.38	$12.94	$10.68	$15.01
Accumulation units outstanding at the end of period	214,256	289,727	250,766	313,031	387,099	452,440	493,186	442,103	475,822	606,388

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.89	$11.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.44	$9.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,465	315	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.41	$18.12	$15.93	$10.70	$8.94	$9.63	$8.91	$6.35	N/A	N/A
End of period	$18.15	$16.41	$18.12	$15.93	$10.70	$8.94	$9.63	$8.91	N/A	N/A
Accumulation units outstanding at the end of period	14,036	17,681	44,100	46,104	7,581	6,568	6,672	20,533	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$50.22	$46.21	$43.30	$31.81	$27.27	$28.11	$24.52	$17.41	$31.03	$28.71
End of period	$50.00	$50.22	$46.21	$43.30	$31.81	$27.27	$28.11	$24.52	$17.41	$31.03
Accumulation units outstanding at the end of period	30,934	65,723	55,059	77,024	92,659	117,734	112,685	93,956	65,655	42,408

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$76.40	$73.10	$66.00	$49.25	$44.17	$45.66	$36.38	$25.24	$43.31	$37.64
End of period	$79.56	$76.40	$73.10	$66.00	$49.25	$44.17	$45.66	$36.38	$25.24	$43.31
Accumulation units outstanding at the end of period	27,854	39,087	37,752	50,980	60,623	84,060	85,098	69,254	49,370	30,725

Investment Divisions	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.86	$10.01	$10.16	$10.34	$10.28	$10.33	$10.22	$9.67	$10.48	$10.18
End of period	$9.82	$9.86	$10.01	$10.16	$10.34	$10.28	$10.33	$10.22	$9.67	$10.48
Accumulation units outstanding at the end of period	58,080	50,303	32,117	114,607	284,627	135,573	106,349	57,687	35,838	21,588

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$22.86	$23.72	$21.34	$15.85	$13.53	$14.08	$12.37	$9.19	$15.73	$15.89
End of period	$24.87	$22.86	$23.72	$21.34	$15.85	$13.53	$14.08	$12.37	$9.19	$15.73
Accumulation units outstanding at the end of period	48,911	73,755	92,530	103,907	78,818	128,205	120,260	102,784	122,950	161,468

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$35.94	$36.96	$34.27	$29.25	$27.07	$26.70	$24.54	$20.89	$26.84	$25.44
End of period	$39.10	$35.94	$36.96	$34.27	$29.25	$27.07	$26.70	$24.54	$20.89	$26.84
Accumulation units outstanding at the end of period	76,980	86,537	85,393	104,634	118,651	127,909	122,390	96,537	102,348	94,538

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.99	$11.20	$11.40	$11.62	$11.83	$12.05	$12.28	$12.49	$12.45	$12.11
End of period	$10.79	$10.99	$11.20	$11.40	$11.62	$11.83	$12.05	$12.28	$12.49	$12.45
Accumulation units outstanding at the end of period	86,975	139,952	139,272	210,077	165,924	345,326	153,342	147,753	397,794	197,542

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.35	$29.81	$27.27	$21.20	$18.56	$19.31	$17.30	$14.21	$21.72	$20.52
End of period	$31.56	$28.35	$29.81	$27.27	$21.20	$18.56	$19.31	$17.30	$14.21	$21.72
Accumulation units outstanding at the end of period	10,194	14,501	23,046	29,818	41,917	39,779	47,550	43,150	49,193	34,628
Due to size constraints, this filing is being made in 5 related submissions. This submission is the first of the 5 related submissions.